Filed pursuant to Rule 497
File No. 333-227124

PROSPECTUS SUPPLEMENT
(To Prospectus dated October 31, 2018)

Prospect Capital Corporation
Up to $100,000,000 6.25% Notes due 2024
Up to $100,000,000 6.25% Notes due 2028

Prospect Capital Corporation is a financial services company that lends to and invests in middle market, privately-held companies. We are organized as an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Management L.P. manages our investments and Prospect Administration LLC provides the administrative services necessary for us to operate.
We have entered into debt distribution agreements, originally dated July 2, 2018 and amended and restated on August 31, 2018 with each of B. Riley FBR, Inc. (“B. Riley FBR”) and BB&T Capital Markets, a division of BB&T Securities, LLC (“BB&T Capital Markets”) and into a debt distribution agreement dated August 31, 2018 with Comerica Securities, Inc. (“Comerica”, together with B. Riley FBR and BB&T Capital Markets, the “Agents”) pursuant to which we may offer for sale, from time to time, up to $100,000,000 in aggregate principal amount of our 6.25% Notes due 2024 (the “2024 Notes”) and up to $100,000,000 in aggregate principal amount of our 6.25% Notes due 2028 (the “2028 Notes” and, together with the 2024 Notes, the “Notes”). During the period from July 2, 2018 (the original date of the debt distribution agreements with B. Riley FBR and BB&T Capital Markets) through November 7, 2018, we sold $18,371,925 aggregate principal amount of the 2024 Notes through B. Riley FBR, BB&T Capital Markets and Comerica pursuant to their debt distribution agreements and as such, there is $81,628,075 aggregate principal amount of the 2024 Notes remaining that we may offer and sell through the Agents pursuant to the debt distribution agreements. During the period from July 2, 2018 (the original date of the debt distribution agreements with B. Riley FBR and BB&T Capital Markets) through November 7, 2018 we sold $11,818,950 aggregate principal amount of the 2028 Notes through B. Riley FBR, BB&T Capital Markets and Comerica pursuant to their debt distribution agreements and as such, there is $88,181,050 aggregate principal amount of the 2028 Notes remaining that we may offer and sell through the Agents pursuant to the debt distribution agreements.
Sales of the Notes, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, or the “Securities Act”, including sales made directly on the New York Stock Exchange, or “NYSE,” or similar securities exchange or sales made to or through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices. If any of the Notes are sold at prices above the par value of $25 per Note, the effective yield on such Notes to the purchasers may be less than 6.25%.
The Agents will receive a commission from us equal to up to 2.0% of the gross sales price of any Notes sold through the Agents under the debt distribution agreements. The Agents are not required to sell any specific principal amount of Notes, but will use commercially reasonable efforts consistent with their sales and trading practices to sell the Notes offered by this prospectus supplement and the accompanying prospectus. See “Plan of Distribution” beginning on page S-72 of this prospectus supplement.
The 2024 Notes will mature on June 15, 2024 and the 2028 Notes will mature on June 15, 2028. We will pay interest on the Notes on March 15, June 15, September 15 and December 15 of each year. Interest on the Notes will accrue from the most recent interest payment date immediately preceding the date of issuance of the Notes from time to time, except that, if you purchase Notes after the record dates noted below (or your settlement of a purchase of Notes otherwise occurs after such record date), your Notes will not accrue interest for the period from such purchase date to the interest payment date immediately following such record date. The interest payable on each interest payment date will be paid only to holders of record of the Notes at the close of business on March 1, June 1, September 1 and December 1 of each year, as the case may be, immediately preceding the applicable interest payment date. As a general matter, holders of the Notes will not be entitled to receive any payments of principal on the Notes prior to the stated maturity date. We may redeem the 2024 Notes in whole or in part at any time or from time to time on or after December 15, 2018 and we may redeem the 2028 Notes in whole or in part at any time or from time to time on or after June 15, 2021, in each case, at the redemption price discussed under the caption “Specific Terms of the Notes and the Offering-Optional redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof. We may offer other debt securities from time to time other than the Notes under our Registration Statement or in private placements.
The 2024 Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes under the indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with $217,652,925 in aggregate principal amount of 6.25% Notes due 2024, initially issued by us in December 2015 with additional issuances by us from June 2016 through August 2016 and from July 2018 through November 2018 (the “Existing 2024 Notes”). The Existing 2024 Notes, as well as any newly issued 2024 Notes, will mature on June 15, 2024, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after December 15, 2018. The 2024 Notes will have terms identical to the Existing 2024 Notes and will have the same CUSIP number as, and will be fungible and vote together with, the Existing 2024 Notes immediately upon issuance.
The 2028 Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes under the indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with $66,818,950 in aggregate principal amount of 6.25% Notes due 2028, initially issued by us in June 2018 with additional issuances by us from July 2018 through November 2018 (the “Existing 2028 Notes,” and together with the Existing 2024 Notes, the “Existing Notes”). The Existing 2028 Notes, as well as any newly issued 2028 Notes, will mature on June 15, 2028, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 15, 2021. The 2028 Notes will have terms identical to the Existing 2028 Notes and will have the same CUSIP number as, and will be fungible and vote together with, the Existing 2028 Notes immediately upon issuance.
Each of the Existing 2024 Notes and the Existing 2028 Notes are listed on the NYSE and trade on the NYSE under the symbol “PBB” and “PBY,” respectively. We intend to list the Notes offered hereby on the NYSE under the same respective trading symbol. The Notes are expected to trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price. On November 7, 2018, there were 8,706,117 Existing 2024 Notes issued and outstanding and 2,672,758 Existing 2028 Notes issued and outstanding. Further, as of November 7, 2018, the last reported sales price on the NYSE was $25.05 per Existing 2024 Note and $25.06 per Existing 2028 Note.
The Notes will be our direct unsecured obligations and rank pari passu, or equal in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by us. We currently do not have any indebtedness outstanding that is subordinated to the Notes and currently have no intention of issuing any such subordinated indebtedness. The Notes will be effectively subordinated, or junior in right of payment, to our future secured indebtedness and structurally subordinated, or junior in right of payment, to all existing and future indebtedness and other obligations of any of our subsidiaries. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and any indebtedness of any future subsidiaries may assert rights of payment prior to the holders of the Notes. See the related disclosure in “Risk Factors” beginning on page S-11 of this prospectus supplement.
Investing in the Notes involves risks, including those described in the “Risk Factors” section beginning on page S-11 of this prospectus supplement and page 12 of the accompanying prospectus.
THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about the second trading date following the date of the purchase.
This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read this prospectus supplement and the accompanying prospectus before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information is available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is

www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

B. Riley FBR	BB&T Capital Markets	Comerica Securities
Prospectus Supplement dated November 8, 2018.

FORWARD-LOOKING STATEMENTS
This prospectus supplement and the accompanying prospectus may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes” and “scheduled” and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results,

•	our business prospects and the prospects of our portfolio companies,

•	the impact of investments that we expect to make,

•	our contractual arrangements and relationships with third parties,

•	the dependence of our future success on the general economy and its impact on the industries in which we invest,

•	the ability of our portfolio companies to achieve their objectives,

•	difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

•	the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

•	adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

•	a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

•	our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company,

•	the adequacy of our cash resources and working capital,

•	the timing of cash flows, if any, from the operations of our portfolio companies,

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

•
authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the SEC, Internal Revenue Service, the NASDAQ Global Select Market, the New York Stock Exchange and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business, and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus and in our filings with the SEC.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, ability to obtain certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus, respectively, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus, respectively. You should not place undue reliance on these forward-looking statements, which apply

(i)

only as of the date of this prospectus supplement or the accompanying prospectus, as applicable. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.”
You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the Agents have not, authorized any other person to provide you with information that is different from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Agents are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates and we assume no obligation to update any such information. Our business, financial condition and results of operations may have changed since those dates. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
This prospectus supplement supersedes the accompanying prospectus to the extent it contains information that is different from or in addition to the information in that prospectus.

(ii)

(iii)

(iv)

PROSPECTUS SUMMARY
This summary highlights some of the information contained elsewhere in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in this prospectus supplement and in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus.
On December 10, 2015, we and U.S. Bank National Association, as trustee, entered into a supplemental indenture (the “Existing 2024 Notes Supplemental Indenture”) to the Indenture referred to in the accompanying prospectus between us and U.S. Bank National Association (the “base indenture”), relating to the original issuance of our Existing 2024 Notes. We will issue the 2024 Notes offered hereby under the base indenture and an additional supplemental indenture that will contain the same terms and conditions as the Existing 2024 Notes Supplemental Indenture.
On June 7, 2018, we and U.S. Bank National Association, as trustee, entered into a supplemental indenture (the “Existing 2028 Notes Supplemental Indenture”) to the base indenture relating to the original issuance of our Existing 2028 Notes. We will issue the 2028 Notes offered hereby under the base indenture and an additional supplemental indenture that will contain the same terms and conditions as the Existing 2028 Notes Supplemental Indenture.
We refer to the base indenture, the Existing 2024 Notes Supplemental Indenture, the Existing 2028 Notes Supplemental Indenture and the additional supplemental indentures collectively as the “Indenture.” The 2024 Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes under the Indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the Existing 2024 Notes. The 2028 Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes under the Indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the Existing 2028 Notes.
The terms “we,” “us,” “our” and “Company” refer to Prospect Capital Corporation; “Prospect Capital Management,” “Investment Adviser” and “PCM” refer to Prospect Capital Management L.P.; and “Prospect Administration” and the “Administrator” refer to Prospect Administration LLC.
Our $101.6 million aggregate principal amount of 5.875% Senior Convertible Notes due 2019 are referred to as the “2019 Notes.” Our $392.0 million aggregate principal amount of 4.75% Senior Convertible Notes due 2020 are referred to as the “2020 Notes.” Our $328.5 million aggregate principal amount of 4.95% Convertible Notes due 2022 are referred to as the “2022 Notes” and, collectively with the 2019 Notes and the 2020 Notes, the “Convertible Notes.” Our $320.0 million aggregate principal amount of 5.875% Senior Notes due 2023 are referred to as the “2023 Notes.” Our $214.8 million aggregate principal amount of 6.25% Notes due 2024 are referred to as the “2024 Notes.” Our $65.1 million aggregate principal amount of 6.25% Senior Notes due 2028 are referred to as the “2028 Notes.” Our $100.0 million aggregate principal amount of 6.375% Notes due 2024 are referred to as the “6.375% 2024 Notes.” The 2023 Notes, 2024 Notes, 2028 Notes and the 6.375% 2024 Notes, are collectively referred to as the “Public Notes.” Any Prospect Capital InterNotes® issued pursuant to our medium term notes program are referred to as the “Prospect Capital InterNotes.” The Convertible Notes, the Public Notes and the Prospect Capital InterNotes are referred to as the “Unsecured Notes.”
The Company
Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004. We are one of the largest BDCs with approximately $6.2 billion of total assets as of September 30, 2018.
We are externally managed by our investment adviser, Prospect Capital Management. Prospect Administration provides administrative services and facilities necessary for us to operate.
On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.

We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies, (7) investing in structured credit, (8) investing in syndicated debt and (9) investing in consumer and small business loans and asset-backed securitizations. We may also invest in other strategies and opportunities from time to time that we view as attractive. We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.
Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 40%-60% of our portfolio.

Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised up to approximately 15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-15% of our portfolio.

Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and controlling equity investments in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). National Property REIT Corp.’s (“NPRC”), an operating company and the surviving entity of the May 23, 2016 merger with American Property REIT Corp. (“APRC”) and United Property REIT Corp. (“UPRC”), real estate investments are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 10%-20% of our business.

Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.

Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) and debt of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.

Investing in Syndicated Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 5%-10% of our portfolio.

Investing in Consumer and Small Business Loans and Asset-Backed Securitizations - We purchase loans originated by certain consumer and small-and-medium-sized business (“SME”) loan platforms. We generally purchase each loan in its entirety (i.e., a “whole loan”) and we invest in asset-backed securitizations collateralized by consumer or small business loans. The borrowers are consumers and SMEs and the loans are typically serviced by the platforms of the loans. This investment strategy has comprised up to approximately 0% of our portfolio.
Typically, we concentrate on making investments in companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. Our typical investment involves a secured loan of less than $250 million. We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as “target” or “middle market” companies and these investments as “middle market investments.”
We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are constantly pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. We also regularly evaluate control investment opportunities in a range of industries, and some of these investments could be material to us. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.
As of September 30, 2018, we had investments in 137 portfolio companies and CLOs. The aggregate fair value as of September 30, 2018 of investments in these portfolio companies held on that date is approximately $5.9 billion. Our portfolio across all our performing interest-bearing investments had an annualized current yield of 13.5% as of September 30, 2018. Our annualized current yield was 10.8% as of September 30, 2018 across all investments.
Recent Developments
Investment Activity
On October 1, 2018, Fleetwash, Inc. fully repaid the $21.5 million Senior Secured Term Loan B receivable to us.

On October 10, 2018, we made a $25.0 million Second Lien Term Loan investment in 8th Avenue Food & Provisions, Inc., a private food brands provider and manufacturer of peanut and other nut butters, pasta and healthy snacks.

On October 12, 2018, we made a $35.0 million Second Lien Term Loan investment in CCS-CMGC Holdings, Inc., a leading provider of outsourced correctional healthcare and behavioral healthcare solutions for government customers.

On October 18, 2018, ATS Consolidated, Inc. fully repaid the $15.0 million Second Lien Term Loan receivable to us.

On October 25, 2018, we made a $12.5 million Second Lien Term Loan investment in GlobalTranz Enterprises, Inc., a technology-enabled third-party logistics provider of transportation services, including full truckload, less-than-truckload, expedited (air), and intermodal services, along with logistics services and supply chain management solutions.

Debt and Equity

During the period from October 1, 2018 through November 7, 2018 we issued $17.3 million aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $17.0 million.
During the period from October 1, 2018 through November 7, 2018, we issued $2.8 million in aggregate principal amount of our 2024 Notes for net proceeds of $2.8 million and issued $1.7 million in aggregate principal amount of our 2028 Notes for net proceeds of $1.7 million.

We have provided notice to call on October 12, 2018 with settlement on November 15, 2018, $70.1 million of our Prospect Capital InterNotes® at par maturing between May 15, 2020 and November 15, 2020, with a weighted average rate of 4.92%.

On October 11, 2018, we increased total commitments to our revolving credit facility for Prospect Capital Funding LLC, one of our GAAP consolidated subsidiaries, by $35.0 million to $830.0 million in the aggregate.

On October 31, 2018, our Registration Statement on Form N-2 (File No. 333-227124) was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to an aggregate of $5.0 billion in securities, including debt and equity, in the public market.

Dividends
On November 6, 2018, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for November 2018 to holders of record on November 30, 2018 with a payment date of December 20, 2018.

•	$0.06 per share for December 2018 to holders of record on January 2, 2019 with a payment date of January 24, 2019.

•	$0.06 per share for January 2019 to holders of record on January 31, 2019 with a payment date of February 21, 2019.

Specific Terms of the Notes and the Offering
This prospectus supplement sets forth certain terms of the Notes that Prospect Capital Corporation is offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. The 2024 Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes under the Indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the $217,652,925 in aggregate principal amount of 6.25% Notes due 2024, initially issued by us in December 2015. The 2028 Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes under the Indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the $66,818,950 in aggregate principal amount of 6.25% Notes due 2028, initially issued by us in June 2018. Unless otherwise indicated, the Notes offered hereby and the Existing Notes are collectively referred to herein as the “Notes.” This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes under the heading “Description of the Notes” in this prospectus supplement and in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the Indenture.

Issuer	Prospect Capital Corporation

Title of securities	6.25% Notes due 2024	6.25% Notes due 2028

Initial aggregate principal amount being offered
Up to $100,000,000. During the period from July 2, 2018 (the original date of the debt distribution agreements with B. Riley FBR and BB&T Capital Markets) through November 7, 2018, we sold $18,371,925 aggregate principal amount of the 2024 Notes through B. Riley FBR, BB&T Capital Markets and Comerica pursuant to their debt distribution agreements and as such, there is $81,628,075 aggregate principal amount of the 2024 Notes remaining that we may offer and sell through the Agents pursuant to the debt distribution agreements.

Up to $100,000,000. During the period from July 2, 2018 (the original date of the debt distribution agreements with B. Riley FBR and BB&T Capital Markets) through November 7, 2018, we sold $11,818,950 aggregate principal amount of the 2028 Notes through B. Riley FBR, BB&T Capital Markets and Comerica pursuant to their debt distribution agreements and as such, there is $88,181,050 aggregate principal amount of the 2028 Notes remaining that we may offer and sell through the Agents pursuant to the debt distribution agreements.

Manner of offering
“At the market” offering that may be made from time to time through the Agents, as sales agents, using commercially reasonable efforts or otherwise in negotiated transactions. See “Plan of Distribution.”

Principal payable at maturity
100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in The City of New York as we may designate.

Type of Note	Fixed rate note

Listing
The Existing 2024 Notes are traded on the New York Stock Exchange, or the “NYSE,” under the trading symbol “PBB.” We intend to list the 2024 Notes offered hereby on the NYSE under the same trading symbol.

The Existing 2028 Notes are traded on the New York Stock Exchange, or the “NYSE,” under the trading symbol “PBY.” We intend to list the 2028 Notes offered hereby on the NYSE under the same trading symbol.

Interest rate	6.25% per year. However, if any of the Notes are sold at prices above the par value of $25 per Note, the effective yield on such Notes to the purchasers may be less than 6.25%.

Day count basis	360-day year of twelve 30-day months

Issuance date	The second trading date following the date of the purchase of the Notes.

Stated maturity date	June 15, 2024	June 15, 2028

Date interest starts accruing on Existing Notes	June 15, 2015	June 7, 2018

Interest payment dates
March 15, June 15, September 15 and December 15, commencing on the first applicable interest payment date following a given purchase of the Notes under this prospectus supplement. The interest payable on each interest payment date will be paid only to holders of record of the Notes at the close of business on the record date immediately preceding the applicable interest payment date. If Notes are purchased after a record date but before the interest payment date immediately following such record date, the applicable interest payment date for such Notes will be the interest payment date after the interest payment date immediately following such record date. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods
Interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be. Interest on the Notes will accrue from the most recent interest payment date immediately preceding the date of issuance of the Notes from time to time, except that, if you purchase Notes after a record date (or your settlement of a purchase of Notes otherwise occurs after such record date), your Notes will not accrue interest for the period from such purchase date to the interest payment date immediately following such record date.

Regular record dates for interest	March 1, June 1, September 1 and December 1 of each year, commencing with the first such date to follow a given purchase of the Notes under this prospectus supplement.

Specified currency	U.S. Dollars

Place of payment	New York City

Ranking of Notes
The Notes will be our general, unsecured obligations and will rank equal in right of payment with all of our existing and future senior, unsecured indebtedness (including the Unsecured Notes) and senior in right of payment to any of our subordinated indebtedness. As a result, the Notes will be effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries.

As of November 7, 2018 we and our subsidiaries had approximately $2.6 billion of senior indebtedness outstanding, $2.3 billion of which was unsecured indebtedness.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

Optional redemption
Each of the 2024 Notes and 2028 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after December 15, 2018 or June 15, 2021, respectively, upon not less than 30 days nor more than 60 days’ with respect to the 2024 Notes and not less than 30 days nor more than 90 days’ with respect to the 2028 Notes written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to a written notice of redemption issued by us even though the Notes are listed for trading on the NYSE. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act, to the extent applicable, and the rules of the NYSE, and any unredeemed Notes will have the same rights and be entitled to the same benefits that the Notes had prior to any such redemption. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund
The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Repayment at option of Holders
Holders will not have the option to have the Notes repaid prior to the stated maturity date unless we undergo a fundamental change (as defined in this prospectus supplement). See “-Fundamental change repurchase right of Holders.”

Defeasance
The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. We are under no obligation to exercise any such rights of defeasance.

Covenant defeasance
The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from the restrictive covenants under the Indenture relating to the Notes. The consequences to the holders of the Notes is that, while they no longer benefit from the restrictive covenants under the Indenture, and while the Notes may not be accelerated for any reason, the holders of Notes nonetheless are guaranteed to receive the principal and interest owed to them. We are under no obligation to exercise any such rights of covenant defeasance.

Form of Notes
The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank National Association

Fundamental change repurchase right of Holders
If we undergo a fundamental change (as defined in this prospectus supplement) prior to maturity, you will have the right, at your option, to require us to repurchase for cash some or all of your Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Notes-Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change.”

Events of default
If an event of default on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any) may be declared immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving the Company as defined in the Indenture.

Other covenants
In addition to the covenants described in the prospectus attached to this prospectus supplement, the following covenants shall apply to the Notes:
We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions.
If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Use of proceeds
We expect to use the net proceeds from the sale of the Notes initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, and redemption of our debt, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. We anticipate that substantially all of the net proceeds from the offering will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

Global clearance and settlement procedures
Interests in the Notes will trade in DTC's Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Governing law	The Notes and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

SELECTED CONDENSED FINANCIAL DATA
You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus supplement and the accompanying prospectus. Financial information below for the years ended June 30, 2018, 2017, 2016, 2015, and 2014 has been derived from the financial statements that were audited by our independent registered public accounting firm. The selected consolidated financial data at and for the three months ended September 30, 2018 and 2017 has been derived from unaudited financial data. Interim results for the three months ended September 30, 2018 are not necessarily indicative of the results that may be expected for the year ending June 30, 2019. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” starting on page S-15 for more information.

	For the Three Months Ended September 30,		For the Year Ended June 30,
	2018	2017	2018	2017	2016	2015	2014
	(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Total interest income	$159,442	$148,085	$607,012	$668,717	$731,618	$748,974	$613,741
Total dividend income	14,927	544	13,046	5,679	26,501	7,663	26,837
Total other income	6,053	9,950	37,787	26,650	33,854	34,447	71,713
Total Investment Income	180,422	158,579	657,845	701,046	791,973	791,084	712,291
Interest and credit facility expenses	(37,908)	(41,035)	(155,039)	(164,848)	(167,719)	(170,660)	(130,103)
Investment advisory expense	(51,247)	(46,096)	(189,759)	(199,394)	(219,305)	(225,277)	(198,296)
Other expenses	(6,108)	(7,716)	(26,197)	(30,722)	(33,821)	(32,400)	(26,669)
Total Operating Expenses	(95,263)	(94,847)	(370,995)	(394,964)	(420,845)	(428,337)	(355,068)
Net Investment Income	85,159	63,732	286,850	306,082	371,128	362,747	357,223
Net realized and change in unrealized (losses) gains	(1,364)	(51,759)	13,013	(53,176)	(267,766)	(16,408)	(38,203)
Net increase in Net Assets from Operations	$83,795	$11,973	$299,863	$252,906	$103,362	$346,339	$319,020
Per Share Data:
Net Increase in Net Assets from Operations(1)	$0.23	$0.03	$0.83	$0.70	$0.29	$0.98	$1.06
Dividends declared per share	$(0.18)	$(0.23)	$(0.77)	$(1.00)	$(1.00)	$(1.19)	$(1.32)
Weighted average shares of common stock outstanding	364,783,137	360,171,834	361,456,075	358,841,714	356,134,297	353,648,522	300,283,941
Assets and Liabilities Data:
Investments at Fair Value	$5,936,683	$5,687,117	5,727,279	$5,838,305	$5,897,708	$6,609,558	$6,253,739
Other Assets(4)	262,799	291,985	111,541	334,484	338,473	144,356	166,520
Total Assets(4)	6,199,482	5,979,102	5,838,820	6,172,789	6,236,181	6,753,914	6,420,259
Revolving Credit Facility	404,000	—	37,000	—	—	368,700	92,000
Convertible notes(4)	810,138	938,716	809,073	937,641	1,074,361	1,218,226	1,219,676
Public notes (4)	687,706	738,805	716,810	738,300	699,368	541,490	637,584
Prospect Capital InterNotes®(4)	757,012	902,471	748,926	966,254	893,210	811,180	766,781
Due to Prospect Administration and Prospect Capital Management	51,327	48,223	51,257	50,159	55,914	6,788	2,211
Other liabilities	58,355	63,896	68,707	125,483	77,411	104,481	83,825
Total Liabilities(4)	2,768,538	2,692,111	2,431,773	2,817,837	2,800,264	3,050,865	2,802,077
Net Assets	$3,430,944	$3,286,991	$3,407,047	$3,354,952	$3,435,917	$3,703,049	$3,618,182
Investment Activity Data:
No. of portfolio companies at period end	137	120	135	121	125	131	142
Acquisitions	$254,642	$221,151	$1,730,657	$1,489,470	$979,102	$1,867,477	$2,933,365
Sales, repayments, and other disposals	$55,166	$310,984	$1,831,286	$1,413,882	$1,338,875	$1,411,562	$767,978
Total return based on market value(2)	12.03%	(14.40)%	(7.42)%	16.80%	21.84%	(20.84)%	10.88%
Total return based on net asset value(2)	2.99%	1.22%	12.39%	8.98%	7.15%	11.47%	10.97%
Weighted average yield on debt portfolio at period end(3)	13.5%	11.8%	13.0%	12.2%	13.2%	12.7%	12.1%
Weighted average yield on total portfolio at period end(5)	10.8%	9.9%	10.5%	10.4%	12.0%	11.9%	11.9%
_______________________________________________________________________________

(1)	Per share data is based on the weighted average number of common shares outstanding for the year/period presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each year/period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each year/period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. For a period less than a year, the return is not annualized.

(3)	Excludes equity investments and non-performing loans.

(4)
We have changed our method of presentation relating to debt issuance costs in accordance with ASU 2015-03, Interest - Imputation of Interest (Subtopic 835-30). Unamortized deferred financing costs of $40,526, $44,140, and $57,010 previously reported as an asset on the Consolidated Statements of Assets and Liabilities as of June 30, 2016, 2015, and 2014, respectively, have been reclassified as a direct deduction to the respective Unsecured Notes. See Critical Accounting Policies and Estimates for further discussion.

(5)	Includes equity investments and non-performing loans.

RISK FACTORS
Investing in our Notes involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in the Notes. If any of the adverse events or conditions described below or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value, or NAV, and the value of the Notes and the trading price of our common stock could decline, and you may lose all or part of your investment.
Our amount of debt outstanding will increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
As of November 7, 2018, together with our subsidiaries, we had approximately $2.3 billion of unsecured senior indebtedness outstanding and $270.0 million of secured indebtedness outstanding.
The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

•
resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our credit facility; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.
Any of the above‑listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including any Notes sold, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.
A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor the Agents undertake any obligation to maintain the ratings or to advise holders of Notes of any changes in ratings.
The Notes will be rated by Standard & Poor’s Ratings Services, or “S&P,” and Kroll Bond Rating Agency, Inc., or “Kroll.” There can be no assurance that their rating will remain for any given period of time or that such rating will not be lowered or withdrawn entirely by S&P or Kroll if in their respective judgment future circumstances relating to the basis of the rating, such as adverse changes in our company, so warrant.
An increase in market interest rates could result in a decrease in the market value of the Notes.
The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase notes bearing interest at fixed rates of interest and market interest rates increase, the market values of those notes may decline. We cannot predict the future level of market interest rates.
The Notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to existing and future liabilities and other indebtedness of our subsidiaries.
The Notes are our general, senior unsecured obligations and rank equally in right of payment with all of our existing and future senior unsecured indebtedness, including without limitation, our Unsecured Notes. As a result, the Notes are effectively subordinated to our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. Effective subordination means that in any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations. The Notes do not restrict us or our subsidiaries from incurring indebtedness, including senior secured indebtedness in the future, nor do they limit the amount of indebtedness we can issue that is equal in right of payment to the Notes. As of November 7, 2018, we had $270.0 million borrowings under our credit facility. Our credit facility is secured by certain of our assets and the indebtedness thereunder is therefore effectively senior to the Notes to the extent of the value of such assets.
Certain of the Convertible Notes and 2023 Notes and certain Prospect Capital InterNotes® will be due prior to the 2024 Notes and the Convertible Notes, the 2023 Notes, the 2024 Notes, the 6.375% 2024 Notes and certain Prospect Capital InterNotes® will be due prior to the Notes. We do not currently know whether we will be able to replace any such notes upon their respective maturities, or if we do, whether we will be able to do so on terms that are as favorable as such notes. In the event that we are not able to replace such notes at the time of their respective maturities, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders, our ability to repay the Notes and our ability to qualify as a regulated investment company, or “RIC.”
The Indenture under which the Notes will be issued will contain limited protection for holders of the Notes.
The Indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the Indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the Indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:
•issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;
•pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•enter into transactions with affiliates;
•create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•make investments; or
•create restrictions on the payment of dividends or other amounts to us from our consolidated subsidiaries.
Furthermore, the terms of the Indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than certain limited restrictions on dividends and certain board structures or default provisions mandated by the 1940 Act.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.
Certain of our current debt instruments include more protections for their holders than the Indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.
We may be subject to certain corporate-level taxes which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.
We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC. Additionally, should we fail to qualify as a RIC, we would be subject to corporate-level taxes on all of our taxable income. The imposition of corporate-level taxes could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.
An active trading market for the Notes may not develop or be maintained, which could limit the market price of the Notes or your ability to sell them.
Although the Existing 2024 Notes are listed on the NYSE under the trading symbol “PBB” and the Existing 2028 Notes are listed on the NYSE under the trading symbol “PBY,” we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. The sales agents have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The sales agents may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop or be maintained for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.
We may choose to redeem the Notes when prevailing interest rates are relatively low.
Beginning December 15, 2018 or June 15, 2021, we may choose to redeem the 2024 Notes or 2028 Notes, respectively, from time to time, especially when prevailing interest rates are lower than the rate borne by such Notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes. Our redemption right also may adversely impact your ability to sell the Notes.

The Indenture governing the Notes will not contain restrictive covenants and will provide only limited protection in the event of a change of control.
The Indenture under which the Notes will be issued will not contain any financial or operating covenants or any other restrictive covenants that would limit our ability to engage in certain transactions that may adversely affect you. In particular, the Indenture will not contain covenants that limit our ability to pay dividends or make distributions on or redeem our capital stock or that limit our ability to incur additional indebtedness, including in a highly leveraged transaction or other similar transaction. We will only be required to offer to repurchase the Notes upon a change of control in the case of the transactions specified in the definition of a “fundamental change” under “Description of the Notes-Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change.”
Accordingly, subject to restrictions contained in our other debt agreements, we will be permitted to engage in certain transactions, such as acquisitions, refinancings or recapitalizations, that could affect our capital structure and the value of the Notes but would not constitute a fundamental change under the Notes.
We may be unable to repurchase the Notes following a fundamental change.
Holders of the Notes have the right to require us to repurchase the Notes prior to their maturity upon the occurrence of a fundamental change as described under “Description of the Notes-Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change.” Any of our future debt agreements may contain similar provisions. We may not have sufficient funds or the ability to arrange necessary financing on acceptable terms at the time we are required to make repurchases of tendered Notes. In addition, our ability to repurchase the Notes may be limited by law or the terms of other agreements relating to our debt outstanding at the time, including our credit facility. If we fail to repurchase the Notes as required by the Indenture, it would constitute an event of default under the Indenture governing the Notes, which, in turn, would constitute an event of default under our credit facility.
Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to offer to repurchase the Notes.
Upon the occurrence of a fundamental change, you have the right to require us to offer to repurchase the Notes. However, the fundamental change provisions will not afford protection to holders of the Notes in the event of certain transactions. For example, transactions such as leveraged recapitalizations, refinancings, restructurings or acquisitions initiated by us would not constitute a fundamental change event which may require us to repurchase the Notes. In the event of any such transaction, the holders would not have the right to require us to repurchase the Notes, even though each of these transactions could increase the amount of our indebtedness, or otherwise adversely affect our capital structure or any credit ratings, thereby adversely affecting the holders of the Notes.
Provisions of the Notes could discourage an acquisition of us by a third party.
Certain provisions of the Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change event, holders of the Notes will have the right, at their option, to require us to repurchase all of their Notes or any portion of the principal amount of such Notes in integral multiples of $25. These provisions could discourage an acquisition of us by a third party.
Our most recent NAV was calculated on September 30, 2018 and our NAV when calculated effective December 31, 2018 and thereafter may be higher or lower.
Our NAV per share is $9.39 as of September 30, 2018. NAV per share as of December 31, 2018 may be higher or lower than $9.39 based on potential changes in valuations, issuances of securities, repurchases of securities, dividends paid and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to September 30, 2018. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, the Investment Adviser, the Administrator and the Audit Committee of our Board of Directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
(All figures in this item are in thousands except share, per share and other data.)
The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this prospectus supplement and accompanying prospectus. Historical results set forth are not necessarily indicative of our future financial position and results of operations.
Overview
The terms “Prospect,” “the Company,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements and are collectively referred to as the “Consolidated Holding Companies”: APH Property Holdings, LLC (“APH”); Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”); CCPI Holdings Inc.; CP Holdings of Delaware LLC (“CP Holdings”); Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC (“First Tower Delaware”); Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc. (“NMMB Holdings”); NPH Property Holdings, LLC (“NPH”); STI Holding, Inc.; UPH Property Holdings, LLC (“UPH”); Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. (“Wolf Energy Holdings”). On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc., which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. Effective May 23, 2016, in connection with the merger of American Property REIT Corp. (“APRC”) and United Property REIT Corp. (“UPRC”) with and into National Property REIT Corp. (“NPRC”), APH and UPH merged with and into NPH, and were dissolved. Effective April 6, 2018, Arctic Equipment merged with and into CP Energy Services, Inc. (“CP Energy”), a substantially wholly-owned subsidiary of CP Holdings, with CP Energy continuing as the surviving entity.
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies, (7) investing in structured credit, (8) investing in syndicated debt and (9) investing in consumer and small business loans and asset-backed securitizations. We may also invest in other strategies and opportunities from time to time that we view as attractive. We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.

Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 40%-60% of our portfolio.
Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised up to approximately 15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and control equity investments in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). NPRC’s, an operating company and the surviving entity of the May 23, 2016 merger with APRC and UPRC, real estate investments are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 10%-20% of our business.
Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.
Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) and debt of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.
Investing in Syndicated Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 5%-10% of our portfolio.
Investing in Consumer and Small Business Loans and Asset-Backed Securitizations - We purchase loans originated by certain consumer and small-and-medium-sized business (“SME”) loan platforms. We generally purchase each loan in its entirety (i.e., a “whole loan”) and we invest in asset-backed securitizations collateralized by consumer or small business loans. The borrowers are consumers and SMEs and the loans are typically serviced by the platforms of the loans. This investment strategy has comprised up to approximately 0% of our portfolio.

We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We hold many of our control investments in a two-tier structure consisting of a holding company and one or more related operating companies for tax purposes. These holding companies serve various business purposes including concentration of management teams, optimization of third party borrowing costs, improvement of supplier, customer, and insurance terms, and enhancement of co-investments by the management teams. In these cases, our investment, which is generally equity in the holding company, the holding company’s equity investment in the operating company and any debt from us directly to the operating company structure represents our total exposure for the investment. As of September 30, 2018, as shown in our Consolidated Schedule of Investments, the cost basis and fair value of our investments in controlled companies was $2,331,620 and $2,487,337, respectively. This structure gives rise to several of the risks described in our public documents and highlighted elsewhere in this prospectus supplement and the accompanying prospectus. We consolidate all wholly-owned and substantially wholly-owned holding companies formed by us for the purpose of holding our controlled investments in operating companies. There is no significant effect of consolidating these holding companies as they hold minimal assets other than their investments in the controlled operating companies. Investment company accounting prohibits the consolidation of any operating companies.
First Quarter Highlights
Investment Transactions
We seek to be a long-term investor with our portfolio companies. During the three months ended September 30, 2018, we acquired $44,927 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $200,390, and recorded paid in kind (“PIK”) interest of $9,325, resulting in gross investment originations of $254,642. During the three months ended September 30, 2018, we received full repayments on 2 investments and received several partial prepayments and amortization payments totaling $55,166.

Debt Issuances and Redemptions
During the three months ended September 30, 2018, we redeemed $29,360 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.70% in order to replace shorter maturity debt with longer-term debt, and repaid $2,434 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2018 was $255.
During the three months ended September 30, 2018 we issued $39,757 aggregate principal amount of Prospect Capital InterNotes® with a stated and weighted average interest rate of 5.48%, to extend our borrowing base. The newly issued notes mature between July 15, 2023 and September 15, 2028 and generated net proceeds of $39,093.
On September 26, 2018, we repurchased the remaining $153,536 aggregate principal amount of the 5.00% 2019 Notes at a price of 101.645, including commissions. The transaction resulted in our recognizing a loss of $2,874 during the three months ended September 30, 2018.
On September 27, 2018, we issued $100,000 aggregate principal amount of unsecured notes that mature on January 15, 2024 (the “6.375% 2024 Notes”). The 6.375% 2024 Notes settled on October 1, 2018. The 6.375% 2024 Notes bear interest at a rate of 6.375% per year, payable semi-annually on January 15 and July 15 of each year, beginning January 15, 2019. Total proceeds from the issuance of the 6.375% 2024 Notes, net of underwriting discounts and offering costs, were $98,985. Net proceeds are reflected in Due from Broker on the Consolidated Statements of Assets and Liabilities.
Equity Issuances
On July 19, 2018, August 23, 2018, and September 20, 2018, we issued 282,592, 270,136, and 262,473 shares of our common stock in connection with the dividend reinvestment plan, respectively.

Investment Holdings
As of September 30, 2018, we continue to pursue our investment strategy. At September 30, 2018, approximately $5,936,683, or 173.0%, of our net assets are invested in 137 long-term portfolio investments and CLOs.
During the three months ended September 30, 2018, we originated $254,642 of new investments, primarily composed of $212,548 of debt and equity financing to non-controlled portfolio investments and $42,094 of debt and equity financing to controlled investments. Our origination efforts are focused primarily on secured lending to non-control investments to reduce the risk in the portfolio by investing primarily in first lien loans, though we also continue to close select junior debt and equity investments. Our annualized current yield was 13.5% and 13.0% as of September 30, 2018 and June 30, 2018, respectively, across all performing interest bearing investments, excluding equity investments and non-accrual loans. Our annualized current yield was 10.8% and 10.5% as of September 30, 2018 and June 30, 2018, respectively, across all investments. The increase in yield across our performing interest bearing investments, excluding equity investments and non-accrual loans, is partially due to the increase in LIBOR above our floors amongst our interest bearing investments. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. As of September 30, 2018, we own controlling interests in the following portfolio companies: CCPI Inc. (“CCPI”); CP Energy Services Inc. (“CP Energy”); Credit Central Loan Company, LLC (“Credit Central”); Echelon Transportation, LLC (“Echelon”); First Tower Finance Company LLC (“First Tower Finance”); Freedom Marine Solutions, LLC (“Freedom Marine”); InterDent, Inc. (“InterDent”); MITY, Inc. (“MITY”); NPRC; Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”); NMMB, Inc. (“NMMB”); Pacific World Corporation (“Pacific World”); R-V Industries, Inc.; SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company) (“Gulfco”); USES Corp. (“USES”); Valley Electric Company, Inc. (“Valley Electric”); and Wolf Energy, LLC (“Wolf Energy”). As of September 30, 2018, we also own affiliated interests in Nixon, Inc. (“Nixon”), Targus Cayman HoldCo Limited (“Targus”), Edmentum Ultimate Holdings, LLC (“Edmentum”) and United Sporting Companies, Inc. (“USC”).
The following shows the composition of our investment portfolio by level of control as of September 30, 2018 and June 30, 2018:

	September 30, 2018				June 30, 2018
Level of Control	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Control Investments	$2,331,620	38.6%	$2,487,337	41.9%	$2,300,526	39.5%	$2,404,326	42.0%
Affiliate Investments	175,235	2.9%	95,993	1.6%	55,637	0.9%	58,436	1.0%
Non-Control/Non-Affiliate Investments	3,532,959	58.5%	3,353,353	56.5%	3,475,295	59.6%	3,264,517	57.0%
Total Investments	$6,039,814	100.0%	$5,936,683	100.0%	$5,831,458	100.0%	$5,727,279	100.0%

The following shows the composition of our investment portfolio by type of investment as of September 30, 2018 and June 30, 2018:

	September 30, 2018				June 30, 2018
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Revolving Line of Credit	$30,002	0.5%	$29,871	0.5%	$38,659	0.7%	$38,559	0.7%
Senior Secured Debt	2,737,167	45.4%	2,601,554	43.8%	2,602,018	44.6%	2,481,353	43.3%
Subordinated Secured Debt	1,360,127	22.5%	1,290,476	21.7%	1,318,028	22.6%	1,260,525	22.0%
Subordinated Unsecured Debt	38,712	0.6%	31,178	0.5%	38,548	0.7%	32,945	0.6%
Small Business Loans	—	—%	—	—%	30	—%	17	—%
CLO Debt	26,085	0.4%	27,424	0.5%	6,159	0.1%	6,159	0.1%
CLO Residual Interest	1,106,222	18.3%	937,899	15.8%	1,096,768	18.8%	954,035	16.7%
Preferred Stock	92,346	1.5%	78,148	1.3%	92,346	1.6%	75,986	1.3%
Common Stock	455,569	7.5%	567,988	9.6%	445,364	7.6%	517,858	9.0%
Membership Interest	193,584	3.3%	259,129	4.4%	193,538	3.3%	257,799	4.5%
Participating Interest(1)	—	—%	112,084	1.9%	—	—%	101,126	1.8%
Escrow Receivable	—	—%	932	—%	—	—%	917	—%
Total Investments	$6,039,814	100.0%	$5,936,683	100.0%	$5,831,458	100.0%	$5,727,279	100.0%

(1)	Participating Interest includes our participating equity investments, such as net profits interests, net operating income interests, net revenue interests, and overriding royalty interests.
The following shows our investments in interest bearing securities by type of investment as of September 30, 2018 and June 30, 2018:

	September 30, 2018				June 30, 2018
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
First Lien	$2,766,992	52.2%	$2,631,248	53.5%	$2,632,843	51.6%	$2,512,078	52.6%
Second Lien	1,360,304	25.7%	1,290,653	26.2%	1,325,862	26.0%	1,268,359	26.6%
Unsecured	38,712	0.7%	31,178	0.6%	38,548	0.8%	32,945	0.7%
Small Business Loans	—	—%	—	—%	30	—%	17	—%
CLO Debt	26,085	0.5%	27,424	0.6%	6,159	0.1%	6,159	0.1%
CLO Residual Interest	1,106,222	20.9%	937,899	19.1%	1,096,768	21.5%	954,035	20.0%
Total Debt Investments	$5,298,315	100.0%	$4,918,402	100.0%	$5,100,210	100.0%	$4,773,593	100.0%

The following shows the composition of our investment portfolio by geographic location as of September 30, 2018 and June 30, 2018:

	September 30, 2018				June 30, 2018
Geographic Location	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Canada	$5,973	0.1%	$5,973	0.1%	$16,809	0.3%	$17,816	0.3%
Cayman Islands	1,132,307	18.7%	965,323	16.3%	1,102,927	18.9%	960,194	16.8%
France	12,572	0.2%	12,566	0.2%	12,490	0.2%	12,334	0.2%
MidAtlantic US	523,769	8.7%	523,769	8.8%	410,644	7.0%	410,644	7.2%
Midwest US	387,054	6.4%	461,870	7.8%	395,622	6.8%	413,757	7.2%
Northeast US	701,670	11.6%	753,146	12.7%	677,204	11.6%	701,851	12.3%
Northwest US	108,586	1.8%	121,014	2.0%	103,906	1.8%	90,288	1.6%
Puerto Rico	84,509	1.4%	82,932	1.4%	84,713	1.5%	83,507	1.5%
Southeast US	1,229,946	20.5%	1,403,936	23.7%	1,243,430	21.3%	1,524,379	26.6%
Southwest US	727,270	12.0%	636,736	10.7%	723,038	12.4%	599,914	10.4%
Western US	1,126,158	18.6%	969,418	16.3%	1,060,675	18.2%	912,594	15.9%
Total Investments	$6,039,814	100.0%	$5,936,683	100.0%	$5,831,458	100.0%	$5,727,278	100.0%

The following shows the composition of our investment portfolio by industry as of September 30, 2018 and June 30, 2018:

	September 30, 2018				June 30, 2018
Industry	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Aerospace & Defense	$71,961	1.2%	$87,375	1.5%	$69,837	1.2%	$82,278	1.4%
Auto Components	25,388	0.4%	24,851	0.4%	12,681	0.2%	12,887	0.2%
Building Products	19,824	0.3%	20,000	0.3%	9,905	0.2%	10,000	0.2%
Capital Markets	26,531	0.4%	26,675	0.4%	19,799	0.3%	20,000	0.3%
Commercial Services & Supplies	383,195	6.3%	325,949	5.5%	386,187	6.6%	330,024	5.8%
Communications Equipment	47,872	0.8%	48,000	0.8%	39,860	0.7%	40,000	0.7%
Construction & Engineering	69,515	1.2%	81,943	1.4%	64,415	1.1%	50,797	0.9%
Consumer Finance	474,512	7.9%	570,417	9.6%	485,381	8.3%	586,978	10.2%
Distributors	301,282	5.0%	224,861	3.8%	470,750	8.1%	402,465	7.0%
Diversified Consumer Services	156,555	2.6%	143,942	2.4%	173,695	3.0%	163,152	2.8%
Electronic Equipment, Instruments & Components	54,667	0.9%	62,555	1.1%	54,805	0.9%	62,964	1.1%
Energy Equipment & Services	259,065	4.3%	192,318	3.2%	257,371	4.4%	170,574	3.0%
Entertainment	46,822	0.8%	46,941	0.8%	—	—%	—	—%
Equity Real Estate Investment Trusts (REITs)	510,063	8.4%	839,637	14.1%	499,858	8.6%	811,915	14.2%
Food Products	9,888	0.2%	9,888	0.2%	9,884	0.2%	9,886	0.2%
Health Care Equipment & Supplies	42,845	0.7%	42,845	0.7%	43,279	0.7%	43,279	0.8%
Health Care Providers & Services	441,972	7.3%	423,853	7.1%	421,198	7.2%	404,130	7.1%
Hotels & Personal Products	—	—%	—	—%	24,938	0.4%	24,938	0.4%
Hotels, Restaurants & Leisure	37,108	0.6%	37,108	0.6%	37,295	0.6%	37,295	0.6%
Household Products	24,875	0.4%	24,875	0.4%	—	—%	—	—%
Household Durables	39,486	0.7%	37,653	0.6%	42,539	0.7%	41,623	0.7%
Insurance	2,987	—%	2,987	0.1%	2,986	0.1%	2,986	0.1%
Interactive Media & Services	48,718	0.8%	48,718	0.8%	—	—%	—	—%
Internet & Direct Marketing Retail	—	—%	—	—%	39,813	0.7%	39,813	0.7%
Internet Software & Services	—	—%	—	—%	229,717	4.0%	229,791	4.0%
IT Services	294,918	4.9%	295,294	5.0%	182,183	3.1%	182,578	3.2%
Leisure Products	43,463	0.7%	43,552	0.7%	45,531	0.8%	45,626	0.8%
Machinery	35,488	0.6%	24,782	0.4%	35,488	0.6%	31,886	0.6%
Media	158,762	2.6%	157,653	2.7%	143,063	2.5%	140,365	2.4%
Online Lending	318,909	5.2%	232,326	4.0%	327,159	5.6%	243,078	4.2%
Paper & Forest Products	11,337	0.2%	11,337	0.2%	11,328	0.2%	11,226	0.2%
Personal Products	228,325	3.8%	164,158	2.8%	228,575	3.9%	165,020	2.9%
Pharmaceuticals	11,882	0.2%	12,000	0.2%	11,882	0.2%	12,000	0.2%
Professional Services	161,174	2.7%	165,608	2.8%	74,272	1.3%	76,991	1.3%
Real Estate Management & Development	41,580	0.7%	41,580	0.7%	41,860	0.7%	41,860	0.7%
Software	69,462	1.2%	70,259	1.2%	66,435	1.1%	67,265	1.2%
Technology Hardware, Storage & Peripherals	12,388	0.2%	12,500	0.2%	12,384	0.2%	12,500	0.2%
Textiles, Apparel & Luxury Goods	319,074	5.3%	329,288	5.5%	46,429	0.8%	60,220	1.1%
Tobacco	14,399	0.2%	14,399	0.2%	14,392	0.3%	14,392	0.3%
Trading Companies & Distributors	63,700	1.1%	45,129	0.8%	63,863	1.1%	56,199	1.0%
Transportation Infrastructure	27,515	0.5%	28,104	0.5%	27,494	0.5%	28,104	0.5%
Subtotal	$4,907,507	81.3%	$4,971,360	83.7%	$4,728,531	81.1%	$4,767,085	83.2%
Structured Finance(1)	$1,132,307	18.7%	$965,323	16.3%	$1,102,927	18.9%	$960,194	16.8%
Total Investments	$6,039,814	100.0%	$5,936,683	100.0%	$5,831,458	100.0%	$5,727,279	100.0%
(1) Our CLO investments do not have industry concentrations and as such have been separated in the table above.

Portfolio Investment Activity
During the three months ended September 30, 2018, we acquired $44,927 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $200,390, and recorded PIK interest of $9,325, resulting in gross investment originations of $254,642. The more significant of these transactions are briefly described below.
During the period from July 13, 2018 to July 16, 2018, we made follow-on first lien term loan investments of $105,000 in Town & Country Holdings, Inc., to support acquisitions. The first lien term loan bears interest at the greater of 10.00% or LIBOR plus 8.50% and has a final maturity of January 26, 2023.
On August 1, 2018, we purchased from a third party $14,000 of First Lien Senior Secured Term Loan A/B issued by InterDent, Inc. at par. On September 19, 2018, we made a $5,000 Senior Secured Term Loan D follow-on investment. The First Lien Senior Secured Term Loan A/B bears interest at the greater of 1.00% or LIBOR plus 0.25% and has a final maturity of September 5, 2020. The Senior Secured Term Loan D bears interest at 1.00% PIK interest and has a final maturity of September 5, 2020.
On August 6, 2018, we made a $17,500 senior secured investment in Halyard MD OPCO, LLC, a healthcare IT and advertising technology business that enables targeted advertising campaigns to healthcare providers and patients. Our investment is comprised of a $12,000 first lien term loan, a $2,000 unfunded revolving credit facility, and a $3,500 unfunded delayed draw investment. The first lien term loan bears interest at the greater of 10.00% or LIBOR plus 8.00% and has a final maturity of August 6, 2023. The unfunded revolving credit facility and delayed draw bear interest at the greater of 10.00% or LIBOR plus 8.00% and has a final maturity of August 6, 2019.
During the period from July 19, 2018 through September 20, 2018, we provided $10,206 of equity financing to NPRC, which was used to acquire additional real estate properties.
During the period from August 3, 2018 to September 6, 2018, we made follow-on second lien term loan investments of $10,000 in Janus International Group, LLC. The senior lien term loan bears interest at the greater of 8.75% or LIBOR plus 7.75% and has a final maturity of February 12, 2026.
During the period from August 14, 2018 to September 24, 2018, we made follow-on second lien term loan investments of $13,000 in K&N Parent, Inc. The second lien term loan bears interest at the greater of 9.75% or LIBOR plus 8.75% and has a final maturity of October 21, 2024.
On September 14, 2018, we made a $10,100 Senior Secured Term Loan A and a $10,100 Senior Secured Term Loan B debt investment in Centerfield Media Holding Company, a provider of customer acquisition and conversion services, to fund an acquisition.The Senior Secured Term Loan A bears interest at the greater of 9.00% or LIBOR plus 7.00% and has a final maturity of January 17, 2022. The Senior Secured Term Loan B bears interest at the greater of 14.50% or LIBOR plus 12.50% and has a final maturity of January 17, 2022.
During the three months ended September 30, 2018, we received full repayments on two investments and received several partial prepayments and amortization payments totaling $55,166, which resulted in net realized gains totaling $1,041. The more significant of these transactions are briefly described below.
On September 7, 2018, CURO Financial Technologies Corp. fully repaid the $10,896 Senior Secured Note receivable to us.

The following table provides a summary of our investment activity for each quarter within the three years ending June 30, 2019:

Quarter Ended	Acquisitions(1)	Dispositions(2)
September 30, 2016	347,150	114,331
December 31, 2016	469,537	644,995
March 31, 2017	449,607	302,513
June 30, 2017	223,176	352,043
September 30, 2017	222,151	310,894
December 31, 2017	738,737	1,041,126
March 31, 2018	429,928	116,978
June 30, 2018	339,841	362,287
September 30, 2018	254,642	55,166

(1)	Includes investments in new portfolio companies, follow-on investments in existing portfolio companies, refinancings and PIK interest.

(2)	Includes sales, scheduled principal payments, prepayments and refinancings.
Investment Valuation
In determining the range of values for debt instruments, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying earnings before interest, income tax, depreciation and amortization (“EBITDA”) multiples, the discounted cash flow technique, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions. For stressed debt and equity investments, a liquidation analysis was prepared.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
With respect to our online consumer and SME lending initiative, we invest primarily in marketplace loans through marketplace lending platforms.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase consumer and SME loans, and our ability to grow our portfolio of consumer and SME loans, are directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending platforms from which we purchase consumer and SME loans. In addition, our ability to analyze the risk-return profile of consumer and SME loans is significantly dependent on the marketplace platforms’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each platform, we may incur unanticipated losses which could adversely impact our operating results.
The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these various valuation techniques, applied to each investment, was a total valuation of $5,936,683.
Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $100,000 of annual EBITDA. We believe our investment portfolio has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.

Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Equity positions in our portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results and market multiples. Several of our controlled companies discussed below experienced such changes and we recorded corresponding fluctuations in valuations during the three months ended September 30, 2018.
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings, a Consolidated Holding Company. CP Holdings owns 99.8% of the equity of CP Energy, and the remaining equity is owned by CP Energy management. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.
The fair value of our investment in CP Energy increased to $142,640 as of September 30, 2018, reflecting a discount of $36,836 to its amortized cost, compared to a discount of $56,215 to its amortized cost as of June 30, 2018. The increase in fair value was driven by an improvement in operating performance driven by revenue growth and increased profitability.
Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a Consolidated Holding Company. Credit Central Delaware owns 98.26% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC (“Credit Central”)) as of September 30, 2018 and June 30, 2018, with entities owned by Credit Central management owning the remaining 1.74% of the equity. Credit Central is a branch-based provider of installment loans.
The fair value of our investment in Credit Central decreased to $70,588, representing a premium of 14% to its amortized cost basis, as of September 30, 2018, from $76,677, representing a premium of 25% to its amortized cost basis, as of June 30, 2018. The decrease in fair value was driven by a decline in comparable public company trading multiples and in Credit Central’s financial performance.
National Property REIT Corp.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. NPRC is held for purposes of investing, operating, financing, leasing, managing and selling a portfolio of real estate assets and engages in any and all other activities that may be necessary, incidental, or convenient to perform the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans. Effective May 23, 2016, APRC and UPRC merged with and into NPRC, to consolidate all of our real estate holdings, with NPRC as the surviving entity. As of September 30, 2018, we own 100% of the fully-diluted common equity of NPRC.
During the three months ended September 30, 2018, we provided $10,206 of equity financing to NPRC to fund capital expenditures for existing properties. In addition, we received partial repayments of $8,221of our loans previously outstanding with NPRC and its wholly owned subsidiary.
The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of September 30, 2018, the outstanding investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 52,559 individual loans and residual interest in four securitizations, and had an aggregate fair value of $308,267. The average outstanding individual loan balance is approximately $5 and the loans mature on dates ranging from October 1, 2018 to April 19, 2025 with a weighted-average outstanding term of 26 months as of September 30, 2018. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 23.9%. As of September 30, 2018, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $232,326.
As of September 30, 2018, based on outstanding principal balance, 7.1% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 19.9% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 73.0% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659).

Loan Type	Outstanding Principal Balance	Fair Value	Interest Rate Range	Weighted Average Interest Rate*
Super Prime	$18,093	$17,495	4.0% - 26.0%	12.5%
Prime	50,792	47,786	4.0% - 36.0%	17.1%
Near Prime	186,177	171,273	6.0% - 36.0%	26.9%
*Weighted by outstanding principal balance of the online consumer loans.

As of September 30, 2018, our investment in NPRC and its wholly-owned subsidiaries had an amortized cost of $828,972 and a fair value of $1,071,963, including our investment in online consumer lending as discussed above. The fair value of $839,637 related to NPRC’s real estate portfolio was comprised of forty-five multi-families properties, twelve self-storage units, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of September 30, 2018.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	46,292
3	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	20,216
4	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,624
5	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	175,108
6	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,375
7	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,845
8	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,700
9	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,550
10	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	14,092
11	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
12	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	22,997
13	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	32,525
14	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	25,957	22,455
15	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	10,925
16	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	4,677
17	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	12,862
18	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	12,916
19	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	15,300
20	NPH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	27,035
21	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	7,755
22	NPH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,401
23	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
24	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
25	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
26	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
27	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
28	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
29	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
30	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695
31	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
32	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	86,635
33	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	14,236
34	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	15,942
35	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	28,986
36	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	14,480
37	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	15,363
38	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	18,328

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
39	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	$13,551	$19,500
40	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	11,900
41	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
42	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
43	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
44	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
45	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
46	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
47	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	43,115
48	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
49	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
50	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
51	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,057
52	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	48,658
53	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	6,087
54	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	15,371
55	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
56	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
57	7915 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	95,700	76,560
58	8025 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	15,300	12,240
59	23275 Riverside Drive Owner, LLC	Southfield, MI	11/8/2017	52,000	44,044
60	23741 Pond Road Owner, LLC	Southfield, MI	11/8/2017	16,500	14,185
61	150 Steeplechase Way Owner, LLC	Largo, MD	1/10/2018	44,500	36,668
62	Laurel Pointe Holdings, LLC	Forest Park, GA	5/9/2018	33,005	26,400
63	Bradford Ridge Holdings, LLC	Forest Park, GA	5/9/2018	12,500	10,000
64	Olentangy Commons Owner LLC	Columbus, OH	6/1/2018	113,000	92,876
65	Villages of Wildwood Holdings LLC	Fairfield, OH	7/20/2018	46,500	39,525
66	Falling Creek Holdings LLC	Richmond, VA	8/8/2018	25,000	19,335
67	Crown Pointe Passthrough LLC	Danbury, CT	8/30/2018	108,500	89,400
68	Ashwood Ridge Holdings LLC	Jonesboro, GA	9/21/2018	9,600	7,300
				$2,034,164	$1,690,186
The fair value of our investment increased in NPRC to $1,071,963 as of September 30, 2018, a premium of $242,991 from its amortized cost, compared to the $227,989 premium recorded at June 30, 2018. This increase is primarily attributable to increases in property values, driven by an increase in net operating income and a decline in capitalization rates.
R-V Industries, Inc.
Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. R-V is an industrial engineering and metal fabrication company specializing in designing, building, and installing industrial process equipment for customers throughout the U.S. and worldwide.
The fair value of our investment in R-V decreased to $24,782, representing a discount of 30% to its amortized cost basis, as of September 30, 2018, from $31,887, representing a premium of 10% to its amortized cost basis, as of June 30, 2018. The decrease in fair value was driven by a decline in operating performance.
Valley Electric Company, Inc.

Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”), a Consolidated Holding
Company. Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), a Consolidated Holding
Company. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top electrical contractors in the United States. Due to increased demand for specialty electrical services and higher project margins, the fair value of our investment in Valley Electric increased to $81,943 as of September 30, 2018, a premium of $12,428 from its amortized cost, compared to the $13,618 unrealized depreciation recorded at June 30, 2018.

Our controlled investments, other than those discussed above, are valued at $60,672 below cost and did not experience significant changes in operating performance or value. Overall, combined with those portfolio companies discussed above, our controlled investments at September 30, 2018 are valued at $155,717 above their amortized cost.
We hold four affiliate investments at September 30, 2018, which are valued at $79,242 below their amortized cost. This discount is primarily driven by our affiliate investment in USC, which is valued at a discount to amortized cost of $76,421.

With the non-control/non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is generally limited on the high side to each loan’s par value, plus any prepayment premium that could be imposed. However, as of September 30, 2018, one of our non-control/ non-affiliate investments, Universal Turbine Parts, LLC (“UTP”) is valued at discount to amortized cost of $18,571. As of September 30, 2018, our CLO investment portfolio is valued at a $166,984 discount to amortized cost. Excluding UTP and the CLO investment portfolio, non-control/non-affiliate investments at September 30, 2018 are valued at $5,949 above their amortized cost and did not experience significant changes in operating performance or value.
Capitalization
Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt as of September 30, 2018 consists of: a Revolving Credit Facility availing us of the ability to borrow debt subject to borrowing base determinations; Convertible Notes which we issued in December 2012, April 2014 and April 2017 (with a follow-on issuance in May 2018); Public Notes which we issued in March 2013, December 2015 (and from time to time through our 2024 Notes Follow-on Program), June 2018 (and from time to time through our 2028 Notes Follow-on Program), and September 2018; and Prospect Capital InterNotes® which we issue from time to time. Our equity capital is comprised entirely of common equity.
The following table shows our outstanding debt as of September 30, 2018:

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$404,000	$8,202	$404,000	(3)	$404,000		1ML+2.20%	(6)

2019 Notes	101,647	183	101,464		102,282	(4)	6.51%	(7)
2020 Notes	392,000	3,705	388,295		395,579	(4)	5.38%	(7)
2022 Notes	328,500	8,121	320,379		325,458	(4)	5.71%	(7)
Convertible Notes	822,147	12,009	810,138		823,319

2023 Notes	320,000	3,874	316,126		325,837	(4)	6.09%	(7)
2024 Notes	214,847	4,898	209,949		215,105	(4)	6.76%	(7)
2028 Notes	65,078	2,132	62,946		64,454	(4)	6.74%	(7)
6.375% 2024 Notes	100,000	1,315	98,685		99,460	(4)	6.63%	(7)
Public Notes	699,925	12,219	687,706		704,856

Prospect Capital InterNotes®	768,887	11,875	757,012		790,235	(5)	5.81%	(8)
Total	$2,694,959	$44,305	$2,658,856		$2,722,410

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of September 30, 2018.

(2)	The maximum draw amount of the Revolving Credit facility as of September 30, 2018 is $795,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Critical Accounting Policies and Estimates for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes and the 2028 Notes, the rate presented is a combined effective interest rate of their respective original Note issuances and Note Follow-on Programs..

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation which approximates level yield, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of September 30, 2018:

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$404,000	$—	$—	$—	$404,000
Convertible Notes	822,147	101,647	392,000	328,500	—
Public Notes	699,925	—	—	320,000	379,925
Prospect Capital InterNotes®	768,887	—	285,650	226,047	257,190
Total Contractual Obligations	$2,694,959	$101,647	$677,650	$874,547	$1,041,115
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2018:

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$37,000	$—	$37,000	$—	$—
Convertible Notes	822,147	101,647	392,000	328,500	—
Public Notes	727,817	—	153,536	320,000	254,281
Prospect Capital InterNotes®	760,924	—	276,484	246,525	237,915
Total Contractual Obligations	$2,347,888	$101,647	$859,020	$895,025	$492,196
Historically, we have funded a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $5,000,000 less issuances to date. As of September 30, 2018, we can issue up to $4,221,013 of additional debt and equity securities in the public market under this shelf registration. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.
Each of our Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and will be senior in right of payment to any of our subordinated indebtedness that may be issued in the future. The Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.

Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility”). The lenders had extended commitments of $885,000 under the 2014 Facility as of September 30, 2018. The 2014 Facility included an accordion feature which allowed commitments to be increased up to $1,500,000 in the aggregate. Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points. Additionally, the lenders charged a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility was drawn or 100 basis points otherwise.
On August 1, 2018, we renegotiated the 2014 Facility and closed an expanded five and a half year revolving credit facility (the “2018 Facility” and collectively with the 2014 Facility, the “Revolving Credit Facility”). The lenders have extended commitments of $795,000 under the 2018 Facility as of September 30, 2018.The 2018 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The 2018 Facility matures on March 27, 2024. It includes a revolving period that extends through March 27, 2022, followed by an additional two-year amortization period, with distributions allowed to Prospect after the completion of the revolving period. During such two-year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two-year amortization period, the remaining balance will become due, if required by the lenders.

The 2018 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2018 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2018 Facility. The 2018 Facility also requires the maintenance of a minimum liquidity requirement. As of September 30, 2018, we were in compliance with the applicable covenants.
Interest on borrowings under the 2018 Facility is one-month LIBOR plus 220 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn. The 2018 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
As of September 30, 2018 and June 30, 2018, we had $336,167 and $547,205, respectively, available to us for borrowing under the Revolving Credit Facility, with $404,000 and $37,000 outstanding as of September 30, 2018 and June 30, 2018, respectively. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $795,000. As of September 30, 2018, the investments, including cash, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,513,897, which represents 25.0% of our total investments, including cash. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $8,431 of new fees and $1,473 were carried over for continuing participants from the previous facility, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of September 30, 2018, $8,202 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities. As of September 30, 2018, $325 of fees were expensed relating to credit providers in the 2014 Facility who did not commit to the 2018 Facility.
During the three months ended September 30, 2018 and September 30, 2017, we recorded $4,365 and $2,954, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Convertible Notes
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that matured on October 15, 2017 (the “2017 Notes”). The 2017 Notes bore interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017. On October 15, 2017, we repaid the outstanding principal amount of $50,734 of the 2017 Notes, plus interest. No gain or loss was realized on the transaction.

On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on March 15, 2018 (the “2018 Notes”). The 2018 Notes bore interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017. On March 15, 2018, we repaid the outstanding principal amount of $85,419 of the 2018 Notes, plus interest. No gain or loss was realized on the transaction.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600. On May 30, 2018, we repurchased $98,353 aggregate principal amount of the 2019 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $2,383 loss during the three months ended June 30, 2018. As of September 30, 2018, the outstanding aggregate principal amount of the 2019 Notes is $101,647.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. As of September 30, 2018, the outstanding aggregate principal amount of the 2020 Notes is $392,000.
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Original 2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Original 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the Original 2022 Notes, net of underwriting discounts and offering costs, were $218,010. On May 18, 2018, we issued an additional $103,500 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Additional 2022 Notes”, and together with the Original 2022 Notes, the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Additional 2022 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2022 Notes and bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2018. Total proceeds from the issuance of the Additional 2022 Notes, net of underwriting discounts and offering costs, were $100,749. Following the issuance of the Additional 2022 Notes and as of September 30 2018, the outstanding aggregate principal amount of the 2022 Notes is $328,500.
Certain key terms related to the convertible features for the 2019 Notes, the 2020 Notes and the 2022 Notes (collectively, the “Convertible Notes”) are listed below.

	2019 Notes	2020 Notes	2022 Notes
Initial conversion rate(1)	79.7766	80.6647	100.2305
Initial conversion price	$12.54	$12.40	$9.98
Conversion rate at September 30, 2018(1)(2)	79.8360	80.6670	100.2305
Conversion price at September 30, 2018(2)(3)	$12.53	$12.40	$9.98
Last conversion price calculation date	12/21/2017	4/11/2018	4/11/2018
Dividend threshold amount (per share)(4)	$0.110025	$0.110525	$0.083330

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $27,323 of fees which are being amortized over the terms of the notes, of which $12,009 remains to be amortized and is included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities as of September 30, 2018.
During the three months ended September 30, 2018 and September 30, 2017, we recorded $11,435 and $13,656, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Public Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Original 2023 Notes”). The Original 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the Original 2023 Notes, net of underwriting discounts and offering costs, were $243,641. On June 20, 2018, we issued an additional $70,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Additional 2023 Notes”, and together with the Original 2023 Notes, the “2023 Notes”). The Additional 2023 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2023 Notes and bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the Additional 2023 Notes, net of underwriting discounts, were $69,403. As of September 30, 2018, the outstanding aggregate principal amount of the 2023 Notes is $320,000.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998. On June 7, 2018, we commenced a tender offer to purchase for cash any and all of the $300,000 aggregate principal amount outstanding of the 5.00% 2019 Notes. On June 20, 2018, $146,464 aggregate principal amount of the 5.00% 2019 Notes, representing 48.8% of the previously outstanding 5.00% 2019 Notes, were validly tendered and accepted. The transaction resulted in our recognizing a loss of $3,705 during the three months ended June 30, 2018. On September 26, 2018, we repurchased the remaining $153,536 aggregate principal amount of the 5.00% 2019 Notes at a price of 101.645, including commissions. The transaction resulted in our recognizing a loss of $2,874 during the three months ended September 30, 2018.

On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the Original 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market (“ATM”) program with FBR Capital Markets & Co. through which we could sell, by means of ATM offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes (“Initial 2024 Notes ATM”). Following the initial 2024 Notes ATM, the aggregate principal amount of the 2024 Notes issued was $199,281 for net proceeds of $193,253, after commissions and offering costs. On July 2, 2018, we entered into a second ATM program with B.Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of the 2024 Notes (“Second 2024 Notes ATM”, and together with the Initial 2024 Notes ATM, the “2024 Notes Follow-on Program”). The 2024 Notes are listed on the New York Stock Exchange (“NYSE”) and trade thereon under the ticker “PBB.” During the three months ended September 30, 2018, we issued an additional $15,566 aggregate principal amount under the second 2024 Notes ATM, for net proceeds of $15,461, after commissions and offering costs. As of September 30, 2018 , the outstanding aggregate principal amount of the 2024 Notes is $214,847.
On June 7, 2018, we issued $55,000 aggregate principal amount of unsecured notes that mature on June 15, 2028 (the “2028 Notes”). The 2028 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the 2028 Notes, net of underwriting discounts and offering costs were $53,119. On July 2, 2018, we entered into an ATM program with B.Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of our existing 2028 Notes (“2028 Notes ATM” or “2028 Notes Follow-on Program”). The 2028 Notes are listed on the NYSE and trade thereon under the ticker “PBY.” During the three months ended September 30, 2018, we issued an additional $10,078 aggregate principal amount under the 2028 Notes ATM, for net proceeds of $9,963, after commissions and offering costs. As of September 30, 2018, the outstanding aggregate principal amount of the 2028 Notes is $65,078.
On September 27, 2018, we issued $100,000 aggregate principal amount of unsecured notes that mature on January 15, 2024 (the “6.375% 2024 Notes”). The 6.375% 2024 Notes settled on October 1, 2018. The 6.375% 2024 Notes bear interest at a rate of 6.375% per year, payable semi-annually on January 15 and July 15 of each year, beginning January 15, 2019. Total proceeds from the issuance of the 6.375% 2024 Notes, net of underwriting discounts and offering costs, were $98,985. Net proceeds are reflected in Due from Broker on the Consolidated Statements of Assets and Liabilities.
The 2023 Notes, the 2024 Notes, the 2028 Notes, and the 6.375% 2024 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the Public Notes we recorded a discount of $3,337 and debt issuance costs of $13,689, which are being amortized over the terms of the notes. As of September 30, 2018, $2,093 of the original issue discount and $10,126 of the debt issuance costs remain to be amortized and are included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities.
During the three months ended September 30, 2018 and September 30, 2017, we recorded $11,363 and $11,041, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the three months ended September 30, 2018, we issued $39,757 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $39,093. These notes were issued with stated interest rates ranging from 5.00% to 6.00% with a weighted average interest rate of 5.48%. These notes mature between July 15, 2023 and September 15, 2028.

The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2018:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$18,668	5.00%	5.00%	July 15, 2023 - September 15, 2023
7	7,172	5.50%–5.75%	5.73%	July 15, 2025 - September 15, 2025
8	385	5.75%	5.75%	July 15, 2026
10	13,532	6.00%	6.00%	July 15, 2028 - September 15, 2028
	$39,757
During the three months ended September 30, 2017, we issued $27,402 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $26,996. These notes were issued with stated interest rates ranging from 4.00% to 5.00% with a weighted average interest rate of 4.57%.

The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2017:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$17,059	4.00%–4.75%	4.42%	July 15, 2022 – September 15, 2022
7	2,825	4.75%–5.00%	4.93%	July 15, 2024
8	7,518	4.50%–5.00%	4.76%	August 15, 2025 – September 15, 2025
	$27,402
During the three months ended September 30, 2018, we redeemed, prior to maturity, $29,360 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.70% in order to replace shorter maturity debt with longer-term debt. During the three months ended September 30, 2018, we repaid $2,434 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2018 was $255.

The following table summarizes the Prospect Capital InterNotes® outstanding as of September 30, 2018:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$245,127	4.00% – 5.50%	4.93%	July 15, 2020 - September 15, 2023
5.2	4,440	4.63%	4.63%	August 15, 2020 - September 15, 2020
5.3	2,636	4.63%	4.63%	September 15, 2020
5.5	69,570	4.25% – 4.75%	4.57%	May 15, 2020 - November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 - May 15, 2021
6.5	38,672	5.10% – 5.25%	5.23%	December 15, 2021 - May 15, 2022
7	143,604	4.00% – 5.75%	5.12%	January 15, 2020 - September 15, 2025
7.5	1,996	5.75%	5.75%	February 15, 2021
8	24,820	4.50% – 5.75%	4.67%	August 15, 2025 - July 15, 2026
10	50,906	4.32% – 7.00%	6.11%	March 15, 2022 - September 15, 2028
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,163	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	20,199	4.13% – 6.25%	5.54%	December 15, 2030 - August 15, 2031
20	4,060	5.75% – 6.00%	5.89%	November 15, 2032 - October 15, 2033
25	32,834	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	107,700	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$768,887

During the three months ended September 30, 2017, we redeemed, prior to maturity $89,980 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.91% in order to replace debt with shorter maturity dates. During the three months ended September 30, 2017, we repaid $1,884 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2017 was $445.

The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2018:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$228,835	4.00% – 5.50%	4.92%	July 15, 2020 - June 15, 2023
5.2	4,440	4.63%	4.63%	August 15, 2020 - September 15, 2020
5.3	2,636	4.63%	4.63%	September 15, 2020
5.5	86,097	4.25% – 4.75%	4.61%	May 15, 2020 - November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 - May 15, 2021
6.5	38,832	5.10% – 5.25%	5.23%	December 15, 2021 - May 15, 2022
7	147,349	4.00% – 5.75%	5.05%	January 15, 2020 - June 15, 2025
7.5	1,996	5.75%	5.75%	February 15, 2021
8	24,720	4.50% – 5.25%	4.65%	August 15, 2025 - May 15, 2026
10	37,424	5.34% – 7.00%	6.19%	March 15, 2022 - December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,163	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	20,677	4.13% – 6.25%	5.55%	December 15, 2030 - August 15, 2031
20	4,120	5.75% – 6.00%	5.89%	November 15, 2032 - October 15, 2033
25	33,139	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	108,336	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$760,924
In connection with the issuance of Prospect Capital InterNotes®, we incurred $24,904 of fees which are being amortized over the term of the notes, of which $11,875 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of September 30, 2018.
During the three months ended September 30, 2018 and September 30, 2017 we recorded $10,745 and $13,384, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Net Asset Value
During the three months ended September 30, 2018 our net asset value increased by $23,897, or $0.04 per share. The increase was primarily attributable to net investment income exceeding dividends by $0.05 per weighted average share for the three months ended September 30, 2018. The increase in net investment income per share resulted primarily from an increase in dividend income compared to the June 2018 quarter. The increase was partially offset by $0.01 per share decline from reinvestment of our dividends on behalf of our stockholders at current market prices. The following table shows the calculation of net asset value per share as of September 30, 2018 and June 30, 2018.

	September 30, 2018	June 30, 2018
Net assets	$3,430,944	$3,407,047
Shares of common stock issued and outstanding	365,225,139	364,409,938
Net asset value per share	$9.39	$9.35
Results of Operations
Net increase in net assets resulting from operations for the three months ended September 30, 2018 and September 30, 2017 was $83,795, or $0.23 per share, and $11,973, or $0.03 per share, respectively. The increase of $71,822, or $0.20 per share, is primarily due to net unrealized gains on investments of $1,049 recognized for three months ended September 30, 2018 compared to a $52,751 net unrealized loss recognized for the three months ended September 30, 2017. For the three months ended September 30, 2017, the $52,751 net change in unrealized losses was primarily the result of greater unrealized losses in our CLO portfolio and our investment in USC. Additionally, net investment income increased by $21,427, or $0.05 per share, for the three months ended September 30, 2018 compared to the three months ended September 30, 2017 due to an increase in interest income and dividend income of $11,357, or $0.03 per share, and $14,383, or $0.04 per share, respectively. This favorable variance was partially offset by a $5,151, or $0.01 per share, increase in advisory fees for the three months ended September 30, 2018 compared to the three months ended September 30, 2017.
While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies typically do not issue securities rated investment grade, and have limited resources, limited operating history, and concentrated product lines or customers. These are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income
We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.
Investment income, which consists of interest income, including accretion of loan origination fees, prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $180,422 and $158,579 for the three months ended September 30, 2018 and September 30, 2017, respectively. Investment income increased $21,843, or $0.05 per share from three months ended September 30, 2017 compared to the three months ended September 30, 2018 primarily due to an increase in dividend income, an increase in cash-on-cash yields on our CLO investment portfolio due to a number of recent resets across the portfolio and the increase in LIBOR above our floors amongst our interest bearing investments.

The following table describes the various components of investment income and the related levels of debt investments:

	Three Months Ended September 30,
	2018	2017
Interest income	$159,442	$148,085
Dividend income	14,927	544
Other income	6,053	9,950
Total investment income	$180,422	$158,579

Average debt principal of performing interest bearing investments(1)	$5,516,765	$5,421,375
Weighted average interest rate earned on performing interest bearing investments(1)	11.31%	10.93%
Average debt principal of all interest bearing investments(2)	$6,930,310	$5,770,167
Weighted average interest rate earned on all interest bearing investments(2)	10.52%	10.27%
(1) Excludes equity investments and non-accrual loans.
(2) Excludes equity investments.

Average interest income producing assets increased from $5,421,375 for the three months ended September 30, 2017 to $5,516,765 for the three months ended September 30, 2018. The average interest earned on interest bearing performing assets increased from 10.93% for the three months ended September 30, 2017 to 11.31% for the three months ended September 30, 2018. The increase is primarily attributable to an increase in cash-on-cash yields on our CLO investment portfolio due to a number of recent resets across the portfolio. In addition, the increase in LIBOR above our floors amongst our interest bearing investments. See Item 3. Quantitative and Qualitative Disclosures about Market Risk for detailed disclosures with respect to the approximate annual impact on net investment income resulting from base rate changes in interest rate.

Investment income is also generated from dividends and other income which is less predictable than interest income. Dividend income increased from $544 for the three months ended September 30, 2017 to $14,927 for the three months ended September 30, 2018. The $14,383 increase in dividend income is primarily attributable to a $11,000 dividend received from our investment in NPRC, which was generated from taxable earnings and profits in connection with the gain on the sales of NPRC’s St. Marin, Central Park, and Matthews Reserve properties. In addition, we received a $3,500 dividend from our investment in Valley Electric. No such dividends were received from NPRC or Valley Electric for the three months ended September 30, 2017.

Other income is comprised of structuring fees, advisory fees, royalty interests, and settlement of net profits interests. Income from other sources decreased to $6,053 for the three months ended September 30, 2018 from $9,950 for the three months ended September 30, 2017. The $3,897 decline is primarily attributable to a $3,233 structuring fee from our investment in Pacific World for services rendered in connection with amending its revolving credit facility received during three months ended September 30, 2017. No such structuring fee was received for the three months ended September 30, 2018.

Operating Expenses

Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees, overhead-related expenses and other operating expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate the Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions. Operating expenses were $95,263 and $94,847 for the three months ended September 30, 2018 and September 30, 2017, respectively.

Total gross base management fee was $30,095 and $30,379 for the three months ended September 30, 2018 and September 30, 2017, respectively. The decrease in total gross base management fee is directly related a decrease in average total assets. The Investment Adviser has entered into a servicing agreement with certain institutions who purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. We received payments of $138 and $216 from these institutions for the three months ended September 30, 2018 and September 30, 2017, respectively, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser resulting in net base management fees of $29,957 and $30,163 for the three months ended September 30, 2018 and September 30, 2017, respectively.
For the three months ended September 30, 2018 and September 30, 2017, we incurred $21,290 and $15,933 of income incentive fees, respectively ($0.06 and $0.04 per weighted average share, respectively). This increase was driven by a corresponding increase in pre-incentive fee net investment income from $79,665 for the three months ended September 30, 2017 to $106,449 for the three months ended September 30, 2018. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.
During the three months ended September 30, 2018 and September 30, 2017, we incurred $37,908 and $41,035 respectively, of interest and credit facility expenses related to our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Notes”). These expenses are related directly to the leveraging capacity and the levels of indebtedness actually undertaken in those periods.
The table below describes the various expenses of our Notes and the related indicators of leveraging capacity and indebtedness during these years.

	Three Months Ended September 30,
	2018	2017
Interest on borrowings	$32,985	$35,538
Amortization of deferred financing costs	2,716	3,166
Accretion of discount on Public Notes	131	69
Facility commitment fees	2,076	2,262
Total interest and credit facility expenses	$37,908	$41,035

Average principal debt outstanding	$2,496,642	$2,666,070
Annualized weighted average stated interest rate on borrowings(1)	5.28%	5.33%
Annualized weighted average interest rate on borrowings(2)	6.07%	6.16%

(1)	Includes only the stated interest expense.

(2)	Includes the stated interest expense, amortization of deferred financing costs, accretion of discount on Public Notes and commitment fees on the undrawn portion of our Revolving Credit Facility.
Interest expense decreased by $3,127 for the three months ended September 30, 2018 as compared to three months ended September 30, 2017. The weighted average stated interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) decreased from 5.33% for the three months ended September 30, 2017 to 5.28% for the three months ended September 30, 2018. This decrease is primarily due to increased utilization of our Revolving Credit Facility which bears a lower rate than our remaining debt.
The allocation of gross overhead expense from Prospect Administration was $3,365 and $4,710 for the three months ended September 30, 2018 and September 30, 2017, respectively. Prospect Administration received estimated payments of $1,182 directly from our portfolio companies, and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the three months ended September 30, 2017. No such payments were received for the three months ended September 30, 2018. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. Net overhead during the three months ended September 30, 2018 and September 30, 2017 totaled $3,365 and $3,528, respectively.
Total operating expenses, excluding investment advisory fees, interest and credit facility expenses, and allocation of overhead from Prospect Administration (“Other Operating Expenses”), net of any expense reimbursements, were $2,743 and $4,188 for the three months ended September 30, 2018 and September 30, 2017, respectively. The $1,445 decline was primarily attributable to decreases in audit, compliance and tax related fees and other general and administrative expenses.

Net Investment Income
Net investment income represents the difference between investment income and operating expenses. Net investment income was $85,159 and $63,732 for the three months ended September 30, 2018 and September 30, 2017, respectively. Net investment income for the three months ended September 30, 2018 and September 30, 2017 was $0.23 and $0.18 per weighted average share, respectively. During the three months ended September 30, 2018, the increase of $21,427, or $0.05 per weighted average share, was due to an increase in interest income and dividend income of $11,357, or $0.03 per share, and $14,383, or $0.04 per share, respectively. This favorable variance was partially offset by a $5,151, or $0.01 per share, increase in advisory fees for the three months ended September 30, 2018 compared to the three months ended September 30, 2017.
Net Realized (Losses) Gains
Net realized gain for the three months ended September 30, 2018 was $1,041, an unfavorable decrease in gains of $396 compared to the $1,437 net realized gain recognized during the three months ended September 30, 2017. The net realized gain during the three months ended September 30, 2018 was primarily due to the receipt of $1,000 of bankruptcy settlement proceeds from our investment in New Century Transportation, Inc, which was written-down during the three months ended December 31, 2014. The net realized gain during the three months ended September 30, 2017 was primarily due to the exchange of our loans with Targus International, LLC into common shares of Targus Cayman Holdco Limited, resulting in a realized gain of $846. Additionally, during the three months ended September 30, 2017, we recognized a realized gain on the call of our Madison IX CLO investment in the amount of $827.
Change in Unrealized Gains (Losses), Net
Net change in unrealized gains (losses) was $1,049 and ($52,751) for the three months ended September 30, 2018 and September 30, 2017, respectively. The $53,800 net favorable change in unrealized losses were primarily the result of $45,525 in unrealized gains related to our investments in CP Energy and Valley Electric driven by an improvement in operating performance driven by revenue growth and increased profitability. The fair value of our investment in NPRC increased resulting in an unrealized gain of $15,002 primarily driven by an increase in net operating income and a decline in capitalization rates. The favorable changes in unrealized losses were offset by a $10,907 decline in value of our investment in UTP due to a decline in operating performance. The value of our investment in USC also decreased by $8,136 due to both a decline in operating performance and the overall decline in demand for firearms and ammunition. Finally, our portfolio experienced $24,251 of unrealized losses in our CLO investments due to a decline in the weighted average spread in the underlying senior secured loan portfolios, increase in discount rates, and collateral losses.

During the three months ended September 30, 2017, the net change in unrealized losses of $52,751 was primarily the result of $44,754 unrealized losses in our CLO portfolio due to a decline in the weighted average spread in the underlying senior secured loan portfolios, increase in discount rates, and collateral losses. The value of our investment in USC decreased by $13,407 due to both a decline in operating performance and the overall decline in demand for firearms and ammunition.

Financial Condition, Liquidity and Capital Resources
For the three months ended September 30, 2018 and September 30, 2017, our operating activities used $238,434 and provided $99,946 of cash, respectively. There were no investing activities for the three months ended September 30, 2018 and September 30, 2017. Financing activities provided $274,728 and used $153,512 of cash during the three months ended September 30, 2018 and September 30, 2017, respectively, which included dividend payments of $59,849 and $88,321, respectively. Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.

Our primary sources of funds have historically been issuances of debt and equity. More recently, we have and may continue to fund a portion of our cash needs through repayments and opportunistic sales of our existing investment portfolio. We may also securitize a portion of our investments in unsecured or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the three months ended September 30, 2018, we borrowed $436,000 and we made repayments totaling $69,000 under the Revolving Credit Facility. As of September 30, 2018, we had, net of unamortized discount and debt issuance costs, $810,138 outstanding on the Convertible Notes, $687,706 outstanding on the Public Notes and $757,012 outstanding on the Prospect Capital InterNotes®, and $404,000 outstanding balance on the Revolving Credit Facility. (See “Capitalization” above.)

Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of September 30, 2018 and June 30, 2018, we had $38,530 and $29,675, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of September 30, 2018 and June 30, 2018.
Our shareholders’ equity accounts as of September 30, 2018 and June 30, 2018 reflect cumulative shares issued, net of shares repurchased, as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
As part of our Repurchase Program, we delivered a notice with our annual proxy mailing on September 25, 2018. We did not repurchase any shares of our common stock for the three months ended September 30, 2018 or September 30, 2017.
On August 31, 2016, we filed a registration statement on Form N-2 (File No. 333-213391) with the SEC. We subsequently filed a Pre-Effective Amendment No. 2 thereto on November 1, 2016, which the SEC declared effective on November 3, 2016. On October 26, 2017, we filed Post-Effective Amendment No. 50 to the registration statement, which the SEC declared effective on October 30, 2017. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $5,000,000 in securities, consisting of common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. As of September 30, 2018, we have the ability to issue up to $4,221,013 in securities under the registration statement.
Off-Balance Sheet Arrangements
As of September 30, 2018, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.
Recent Developments
During the period from October 1, 2018 through November 5, 2018 we issued $16,550 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $16,279.

During the period from October 1, 2018 through October 29, 2018, we issued $2,806 in aggregate principal amount of our 2024 Notes for net proceeds of $2,768 and issued $1,741 in aggregate principal amount of our 2028 Notes for net proceeds of $1,708.

On October 1, 2018, Fleetwash, Inc. fully repaid the $21,544 Senior Secured Term Loan B receivable to us.

We have provided notice to call on October 12, 2018 with settlement on November 15, 2018, $70,072 of our Prospect Capital InterNotes® at par maturing between May 15, 2020 and November 15, 2020, with a weighted average rate of 4.92%.

On October 10, 2018, we made a $25,000 Second Lien Term Loan investment in 8th Avenue Food & Provisions, Inc., a private food brands provider and manufacturer of peanut and other nut butters, pasta and healthy snacks.

On October 11, 2018, we increased total commitments to our revolving credit facility for Prospect Capital Funding LLC, one of our GAAP consolidated subsidiaries, by $35,000 to $830,000 in the aggregate.

On October 12, 2018, we made a $35,000 Second Lien Term Loan investment in CCS-CMGC Holdings, Inc., a leading provider of outsourced correctional healthcare and behavioral healthcare solutions for government customers.

On October 18, 2018, ATS Consolidated, Inc. fully repaid the $15,000 Second Lien Term Loan receivable to us.

On October 25, 2018, we made a $12,500 Second Lien Term Loan investment in GlobalTranz Enterprises, Inc., a technology-enabled third-party logistics provider of transportation services, including full truckload, less-than-truckload, expedited (air), and intermodal services, along with logistics services and supply chain management solutions.

On October 31, 2018, our Registration Statement on Form N-2 (File No. 333-227124) was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to an aggregate of $5,000,000 in debt and equity securities in the public market.

On November 6, 2018, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for November 2018 to holders of record on November 30, 2018 with a payment date of December 20, 2018

•	$0.06 per share for December 2018 to holders of record on January 2, 2019 with a payment date of January 24, 2019.

•	$0.06 per share for January 2019 to holders of record on January 31, 2019 with a payment date of February 21, 2019.
Critical Accounting Policies and Estimates
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the three months ended September 30, 2018.
Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of September 30, 2018 and June 30, 2018, our qualifying assets as a percentage of total assets, stood at 74.93% and 73.20%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online small-and-medium-sized business (“SME”) lending initiative, we invest primarily in marketplace loans through marketplace lending platforms (e.g. OnDeck). We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending platforms from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace platforms’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each platform, we may incur unanticipated losses which could adversely impact our operating results.
Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.

Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 in the accompanying Consolidated Financial Statements for the disclosure of the fair value of our outstanding debt and the market observable inputs used in determining fair value.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 in the accompanying Consolidated Financial Statements for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current and future principal and interest collections when due are probable. Interest received and applied against cost while a loan is on non-accrual, and PIK interest capitalized but not recognized while on non-accrual, is recognized prospectively on the effective yield basis through maturity of the loan when placed back on accrual status, to the extent deemed collectible by management. As of September 30, 2018, approximately 2.4% of our total assets at fair value are in non-accrual status.
Some of our loans and other investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest (reflecting such amounts in the basis as additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point that we believe PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. We do not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if we believe that PIK is expected to be realized.
Interest income from investments in the “equity” class of security of CLO funds (typically preferred shares, income notes or subordinated notes) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial

Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned. Excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 in the accompanying Consolidated Financial Statements for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gains to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of September 30, 2018, we do not expect to have any excise tax due for the 2018 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of September 30, 2018 and for the three months then ended, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2015 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and the Unsecured Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our

Prospect Capital InterNotes®, our 2024 Notes Follow-on Program, and our 2028 Notes Follow-on Program. The effective interest method is used to amortize deferred financing costs for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Unamortized deferred financing costs are presented as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7 in the accompanying Consolidated Financial Statements for further discussion).
We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of September 30, 2018 and June 30, 2018, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts
and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 did not have a significant effect on our consolidated financial statements and disclosures.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted as of fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The application of this guidance did not have a material impact on our consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

SEC Disclosure Update and Simplification
In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. As a result of the amendments, we are required to present a reconciliation of changes in stockholders’ equity in the notes or as a separate statement. This analysis should reconcile the beginning balance to the ending balance of each caption in stockholders’ equity for each period for which an income statement is required to be filed and comply with the remaining content requirements of Rule 3-04 of Regulation S-X. In October 2018, the SEC announced that this final rule will become effective on November 5, 2018. In light of the timing of effectiveness of the amendments and proximity of effectiveness to the filing date for most filers’ quarterly reports, the SEC Staff commented that it would not object if the first presentation of the changes in shareholders’ equity is included in a filer’s Form 10-Q for the quarter that begins after the effective date of the amendments. Due to the timing of our filing of this Form 10-Q, our first presentation of the changes in stockholders’ equity will be for our second quarter ended December 31, 2018.
Tax Cuts and Jobs Act

On December 22, 2017, the President signed into law the Tax Cuts and Jobs Act (the “Tax Act”), which significantly changed the Code, including, a reduction in the corporate income tax rate, a new limitation on the deductibility of interest expense, and significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Act also authorizes the IRS to issue regulations with respect to the new provisions. We cannot predict how the changes in the Tax Act, or regulations or other guidance issued under it, might affect us, our business or the business of our portfolio companies. However, our portfolio companies may or may not make certain elections under the Tax Act that could materially increase their taxable earnings and profits. Any such increase in the earnings and profits of a portfolio company may result in the characterization of certain distributions sourced from sale proceeds as dividend income, which may increase our distributable taxable income. During the three months ended September 30, 2018, we received $11,000 of such dividends from NPRC related to the gain on the sale of NPRC’s St. Marin, Central Park, and Matthews Reserve properties.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are subject to financial market risks, including changes in interest rates and equity price risk. Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates impacting some of the loans in our portfolio which have floating interest rates. Additionally, because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See “Risk Factors - Risks Relating to Our Business - Changes in interest rates may affect our cost of capital and net investment income.”
Our debt investments may be based on floating rates or fixed rates. For our floating rate loans the rates are determined from the LIBOR, EURO Interbank Offer Rate, the Federal Funds Rate or the Prime Rate. The floating interest rate loans may be subject to a LIBOR floor. Our loans typically have durations of one to three months after which they reset to current market interest rates. As of September 30, 2018, 87.82% of the interest earning investments in our portfolio, at fair value, bore interest at floating rates.
We also have a revolving credit facility and certain Prospect Capital InterNotes® issuances that are based on floating LIBOR rates. Interest on borrowings under the revolving credit facility is one-month LIBOR plus 220 basis points with no minimum LIBOR floor and there is $404,000 outstanding as of September 30, 2018. Interest on five Prospect Capital InterNotes® is three-month LIBOR plus a range of 300 to 350 basis points with no minimum LIBOR floor. The Convertible Notes, Public Notes and remaining Prospect Capital InterNotes® bear interest at fixed rates.
The following table shows the approximate annual impact on net investment income of base rate changes in interest rates (considering interest rate flows for floating rate instruments, excluding our investments in CLO residual interests) to our loan portfolio and outstanding debt as of September 30, 2018, assuming no changes in our investment and borrowing structure:

(in thousands) Basis Point Change	Interest Income	Interest Expense	Net Investment Income	Net Investment Income (1)
Up 300 basis points	$96,983	$55	$96,928	$77,542
Up 200 basis points	64,162	37	64,125	51,300
Up 100 basis points	31,340	18	31,322	25,058
Down 100 basis points	(34,859)	(43)	(34,816)	(27,853)

(1)	Includes the impact of income incentive fees. See Note 13 in the accompanying Consolidated Financial Statements for more information on income incentive fees.

As of September 30, 2018, one, two, three and six month LIBOR was 2.26%, 2.31%, 2.40%, and 2.60% respectively.
We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the quarter ended September 30, 2018, we did not engage in hedging activities.

DESCRIPTION OF THE NOTES
We will issue the 2024 Notes offered hereby under the base indenture and an additional supplemental indenture that will contain the same terms and conditions as the Existing 2024 Notes Supplemental Indenture. We will issue the 2028 Notes offered hereby under the base indenture and an additional supplemental indenture that will contain the same terms and conditions as the Existing 2028 Notes Supplemental Indenture. We refer to the base indenture, the Existing 2024 Notes Supplemental Indenture, the Existing 2028 Notes Supplemental Indenture and the additional supplemental indentures collectively as the “Indenture.” The 2024 Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes under the Indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the Existing 2024 Notes. The 2028 Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes under the Indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the Existing 2028 Notes. Unless otherwise indicated, the Notes offered hereby and the Existing Notes are collectively referred to herein as the “Notes.” The following description of particular terms of the Notes supplements the more general description of the debt securities contained in the accompanying prospectus. If there are any inconsistencies between the information in this section and the information in the accompanying prospectus, the information in this section controls. You should read this section together with the section entitled “Description of Our Debt Securities” in the accompanying prospectus.
Together with the “Description of Our Debt Securities” in the accompanying prospectus, the following description provides a summary of the material provisions of the Notes and the Indenture and does not purport to be complete. We urge you to read the Indenture (including the form of global note contained therein), because it, and not this description, defines your rights as a holder of the Notes.
Brief Description of the Notes
The Notes:

•
will be limited to up to $100.0 million aggregate principal amount, with respect to the 2024 Notes, (and up to approximately $299.3 million inclusive of the Existing 2024 Notes), and be limited to up to $100.0 million aggregate principal amount, with respect to the 2028 Notes, (and up to $155.0 million inclusive of the Existing 2028 Notes). During the period from July 2, 2018 (the original date of the debt distribution agreements with B. Riley FBR and BB&T Capital Markets) through November 7, 2018, we sold $18,371,925 aggregate principal amount of the 2024 Notes through B. Riley FBR, BB&T Capital Markets and Comerica pursuant to their debt distribution agreements and as such, there is $81,628,075 aggregate principal amount of the 2024 Notes remaining that we may offer and sell through the Agents pursuant to the debt distribution agreements. During the period from July 2, 2018 (the original date of the debt distribution agreements with B. Riley FBR and BB&T Capital Markets) through November 7, 2018, we sold $11,818,950 aggregate principal amount of the 2028 Notes through B. Riley FBR, BB&T Capital Markets and Comerica pursuant to their debt distribution agreements and as such, there is $88,181,050 aggregate principal amount of the 2028 Notes remaining that we may offer and sell through the Agents pursuant to the debt distribution agreements;

•
will bear interest at a rate of 6.25% per year, payable every March 15, June 15, September 15 and December 15, commencing on the first applicable interest payment date following a given purchase of the Notes under this prospectus supplement, in each case having a record date of March 1, June 1, September 1 and December 1, commencing with the first such date to follow a given purchase of the Notes under this prospectus supplement, except that, if you purchase Notes after a record date (or your settlement of a purchase of Notes otherwise occurs after such record date), your Notes will not accrue interest for the period from such purchase date to the interest payment date immediately following such record date;

•	will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof;

•
may be redeemed in whole or in part at any time or from time to time at our option on or after December 15, 2018, with respect to the 2024 Notes, and June 15, 2021, with respect to the 2028 Notes, upon not less than 30 days nor more than 60 days’ with respect to the 2024 Notes and not less than 30 days nor more than 90 days’ with respect to the 2028 Notes written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the date of redemption. See the description under “-Optional Redemption” below;

•
will be our general unsecured obligations, ranking equally with all of our other unsecured indebtedness (including, but not limited to, our Unsecured Notes) and senior in right of payment to any of our subordinated indebtedness, effectively subordinated in right of payment to our existing and future secured indebtedness and structurally subordinated to all existing and future debt of our subsidiaries;

•
will be subject to repurchase by us at your option if a fundamental change occurs, at a cash repurchase price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any) to, but not including, the repurchase date;

•	are expected to be listed on the NYSE under the trading symbol “PBB,” with respect to the 2024 Notes, and under the trading symbol “PBY,” with respect to the 2028 Notes; and

•	will be due June 15, 2024, with respect to the 2024 Notes, and will be due June 15, 2028, with respect to the 2028 Notes.
Neither we nor our subsidiaries will be subject to any financial covenants under the Indenture. In addition, neither we nor our subsidiaries will be restricted under the Indenture from paying dividends, incurring debt or issuing or repurchasing our securities. You are not afforded protection under the Indenture in the event of a highly leveraged transaction or a change in control of us, except to the extent described below under “-Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change.”
No sinking fund is provided for the Notes and the Notes will be subject to defeasance.
The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC. For information regarding registration of transfer and exchange of the global note held in DTC, see “Registration and Settlement.”
Additional Notes
We may, without the consent of the holders of the Notes, increase the principal amount of the Notes by issuing additional Notes in the future on the same terms and conditions, except for any differences in the issue price and interest accrued prior to the issue date of the additional Notes and the original issue date; provided that such differences do not cause the additional Notes to constitute a different class of securities than the Notes for U.S. federal income tax purposes. The Notes offered by this prospectus supplement and any additional Notes would rank equally and ratably and would be treated as a single class for all purposes under the Indenture. No additional Notes may be issued if any event of default has occurred with respect to the Notes.
Ranking
The Notes will be our general, unsecured obligations and will rank equal in right of payment with all of our existing and future unsecured indebtedness (including, but not limited to, our Unsecured Notes) and senior in right of payment to any of our subordinated indebtedness. As a result, the Notes will be effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. As of November 7, 2018, we and our subsidiaries had approximately $2.6 billion of indebtedness outstanding, $270.0 million of which was secured indebtedness and $2.3 billion of which was unsecured indebtedness.
Payment at Maturity
On the maturity date, each holder will be entitled to receive on such date $25 in cash for each $25 in principal amount of Notes, together with accrued and unpaid interest (including additional interest, if any) to, but not including, the maturity date. With respect to the global note, principal and interest (including additional interest, if any) will be paid to DTC in immediately available funds.

Optional Redemption
Each of the 2024 Notes and 2028 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after December 15, 2018 or June 15, 2021, respectively, upon not less than 30 days nor more than 60 days’ written notice, with respect to the 2024 Notes, and not less than 30 days nor more than 90 days’ written notice, with respect to the 2028 Notes, by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.
A holder of the Notes may be prevented from exchanging or transferring the Notes when they are subject to a written notice of redemption issued by us even though the Notes are listed for trading on the NYSE. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, the holder will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of the holder's remaining unredeemed Notes.
Any exercise of our option to redeem the Notes will be done in compliance with 1940 Act, to the extent applicable.
If the Company redeems only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act and the rules and regulations promulgated thereunder, to the extent applicable, and the rules of the NYSE, and any unredeemed Notes will have the same rights and be entitled to the same benefits that the Notes had prior to any such redemption. Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.
Purchase of Notes by Us for Cash at the Option of Holders upon a Fundamental Change
If a fundamental change (as defined below) occurs at any time prior to the maturity of the Notes, you will have the right to require us to repurchase, at the repurchase price described below, all or part of your Notes for which you have properly delivered and not withdrawn a written repurchase notice. The Notes submitted for repurchase must be $25 in principal amount or $25 integral multiples in excess thereof.
The repurchase price will be payable in cash and will equal 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest (including additional interest, if any) to, but excluding, the repurchase date. However, if the repurchase date is after a record date and on or prior to the corresponding interest payment date, the interest (including additional interest, if any) will be paid on the repurchase date to the holder of record on the record date.
We may be unable to repurchase your Notes in cash upon a fundamental change. Our ability to repurchase the Notes in cash in the future may be limited by the terms of our then-existing borrowing agreements. In addition, the occurrence of a fundamental change could cause an event of default under the terms of our then-existing borrowing agreements. We cannot assure you that we would have the financial resources, or would be able to arrange financing, to pay the repurchase price in cash. See “Risk Factors-We may be unable to repurchase the Notes following a fundamental change” on page S-14 of this prospectus supplement.
A “fundamental change” will be deemed to have occurred upon the occurrence of both (a) a below investment grade ratings event (as defined below) and (b) any of the following events (each such events listed below shall be deemed a “fundamental change event”):
1.    the consummation of any transaction (including, without limitation, any merger or consolidation other than those excluded under clause (3) below) the result of which is that any “person” becomes the “beneficial owner” (as these terms are defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of our capital stock that is at the time entitled to vote by the holder thereof in the election of our board of directors (or comparable body);
2.     the adoption of a plan relating to our liquidation or dissolution; or
3.     the consolidation or merger of us with or into any other person, or the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of our assets and those of our subsidiaries taken as a whole to any “person” (as this term is used in Section 13(d)(3) of the Exchange Act), other than:

•	any transaction that does not result in any reclassification, conversion, exchange or cancellation of all or substantially all of the outstanding shares of our capital stock;

•	any changes resulting from a subdivision or combination or a change solely in par value;

•
any transaction pursuant to which the holders of 50% or more of the total voting power of all shares of our capital stock entitled to vote generally in elections of directors immediately prior to such transaction have the right to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock of the continuing or surviving person immediately after giving effect to such transaction entitled to vote generally in elections of directors; or

•
any merger primarily for the purpose of changing our jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of common stock solely into shares of common stock of the surviving entity.

For purposes of determining the occurrence of a fundamental change, the term “below investment grade ratings event” means the Notes are downgraded below investment grade (as defined below) by each of the rating agencies (as defined below) on any date from the date of the public notice of an arrangement that results in the occurrence of a fundamental change event until the end of the 60-day period following public notice of the occurrence of a fundamental change event (which period shall be extended so long as any rating of the Notes is under publicly announced consideration for possible downgrade by a rating agency); provided that a downgrade contemplated by this paragraph otherwise arising by virtue of a particular reduction in a rating shall not be deemed to have occurred in respect of a particular fundamental change event (and thus shall not be deemed a downgrade as contemplated by this paragraph for purposes of the definition of fundamental change hereunder) if one of the rating agencies making a reduction in a rating to which this paragraph would otherwise apply does not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable fundamental change event (whether or not the applicable fundamental change event shall have occurred at the time of any downgrade contemplated by this paragraph). “Rating agencies” means Standard & Poor’s Rating Service, a division of McGraw-Hill, Inc., and Kroll Bond Rating Agency, Inc. or any successors thereto and “investment grade” means a rating of BBB- or better by the rating agencies (or if any such rating agency ceases to rate the Notes for reasons outside of the Company’s control, the equivalent investment grade rating from any “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by the Company as a replacement for such rating agency).
The definition of “fundamental change” includes a phrase relating to the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of our assets and those of our subsidiaries taken as a whole. Although there is a developing body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of our assets and those of our subsidiaries taken as a whole to another person or group may be uncertain.
On or before the 30th calendar day after the occurrence of a fundamental change, we will provide to all record holders of the Notes on the date of the fundamental change at their addresses shown in the register of the registrar and to beneficial owners to the extent required by applicable law, the trustee and the paying agent, a written notice of the occurrence of the fundamental change and the resulting repurchase right. Such notice shall state, among other things, the event causing the fundamental change and the procedures you must follow to require us to repurchase your Notes.
The repurchase date will be a date specified by us in the notice of a fundamental change that is not less than 20 nor more than 35 calendar days after the date of the notice of a fundamental change.
To exercise your repurchase right, you must deliver, prior to 5:00 p.m., New York City time, on the repurchase date, a written notice to the paying agent of your exercise of your repurchase right (together with the Notes to be repurchased, if certificated Notes have been issued). The repurchase notice must state:

•	if you hold a beneficial interest in a global Note, your repurchase notice must comply with appropriate DTC procedures; if you hold certificated Notes, the Notes certificate numbers;

•	the portion of the principal amount of the Notes to be repurchased, which must be $25 or $25 integral multiples in excess thereof; and

•	that the Notes are to be repurchased by us pursuant to the applicable provisions of the Notes and the Indenture.
You may withdraw your repurchase notice at any time prior to 5:00 p.m., New York City time, on the repurchase date by delivering a written notice of withdrawal to the paying agent. If a repurchase notice is given and withdrawn during that period, we will not be obligated to repurchase the Notes listed in the repurchase notice. The withdrawal notice must state:

•	if you hold a beneficial interest in a global Note, your withdrawal notice must comply with appropriate DTC procedures; if you hold certificated Notes, the certificate numbers of the withdrawn Notes;

•	the principal amount of the withdrawn Notes; and

•	the principal amount, if any, which remains subject to the repurchase notice.
Payment of the repurchase price for Notes for which a repurchase notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of the Notes, together with necessary endorsements, to the paying agent, as the case may be. Payment of the repurchase price for the Notes will be made promptly following the later of the repurchase date and the time of book-entry transfer or delivery of the Notes, as the case may be.
If the paying agent holds on the business day immediately following the repurchase date cash sufficient to pay the repurchase price of the Notes that holders have elected to require us to repurchase, then, as of the repurchase date:

•
the Notes will cease to be outstanding and interest (including additional interest, if any) will cease to accrue, whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the paying agent, as the case may be; and

•	all other rights of the holders of Notes will terminate, other than the right to receive the repurchase price upon delivery or transfer of the Notes.
In connection with any repurchase, we will, to the extent applicable:

•	comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act that may be applicable at the time of the offer to repurchase the Notes;

•	file a Schedule TO or any other schedule required in connection with any offer by us to repurchase the Notes; and

•	comply with all other federal and state securities laws in connection with any offer by us to repurchase the Notes.
This fundamental change repurchase right could discourage a potential acquirer of the Company. However, this fundamental change repurchase feature is not the result of management’s knowledge of any specific effort to obtain control of us by means of a merger, tender offer, solicitation or otherwise, or part of a plan by management to adopt a series of anti-takeover provisions. See “Risk Factors-Provisions of the Notes could discourage an acquisition of us by a third party” on page S-14 of this prospectus supplement.
Our obligation to repurchase the Notes upon a fundamental change would not necessarily afford you protection in the event of a highly leveraged or other transaction involving us that may adversely affect holders. We also could, in the future, enter into certain transactions, including certain recapitalizations, that would not constitute a fundamental change but would increase the amount of our (or our subsidiaries’) outstanding debt. The incurrence of significant amounts of additional debt could adversely affect our ability to service our then existing debt, including the Notes. See “Risk Factors-Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to repurchase the Notes” on page S-14 of this prospectus supplement.
Consolidation, Merger and Sale of Assets by the Company
The Indenture will provide that we may not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other person or sell, convey, transfer or lease our property and assets substantially as an entirety to another person, unless:

•
either (a) we are the continuing corporation or (b) the resulting, surviving or transferee person (if other than us) is a corporation or limited liability company organized and existing under the laws of the United States, any state thereof or the District of Columbia and such person assumes, by a supplemental indenture in a form reasonably satisfactory to the trustee, all of our obligations under the Notes and the Indenture;

•	immediately after giving effect to such transaction, no default or event of default has occurred and is continuing; and

•	we have delivered to the trustee certain certificates and opinions of counsel if so requested by the trustee.
In the event of any transaction described in and complying with the conditions listed in the immediately preceding paragraph in which the Company is not the continuing corporation, the successor person formed or remaining shall succeed, and be substituted for, and may exercise every right and power of, the Company, and the Company shall be discharged from its obligations, under the Notes and the Indenture.
This covenant includes a phrase relating to the sale, conveyance, transfer and lease of the property and assets of the Company “substantially as an entirety.” There is no precise, established definition of the phrase “substantially as an entirety” under New York law, which governs the Indenture and the Notes, or under the laws of Maryland, the Company’s state of incorporation. Accordingly, the ability of a holder of the Notes to require us to repurchase the Notes as a result of a sale, conveyance, transfer or lease of less than all of the property and assets of the Company may be uncertain.
An assumption by any person of the Company’s obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.
Events of Default; Notice and Waiver
In addition to the events of default and the other information with respect to events of default, see “Description of Our Debt Securities-Events of Default” beginning on page 154 of the accompanying prospectus, the following will be events of default under the Indenture:

•	we fail to pay the repurchase price payable in respect of any Notes when due;

•	we fail to provide notice of the effective date or actual effective date of a fundamental change on a timely basis as required in the Indenture;

•
we fail to perform or observe any other term, covenant or agreement in the Notes or the Indenture for a period of 60 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

•	we fail to pay any additional interest (as discussed below) when such interest becomes due and payable, which failure continues for a period of 30 days;

•
a failure to pay principal when due (whether at stated maturity or otherwise) or an uncured default that results in the acceleration of maturity, of any indebtedness for borrowed money of the Company or any of our “significant subsidiaries,” (which term shall have the meaning specified in Rule 1-02(w) of Regulation S-X), other than subsidiaries that are non-recourse or limited recourse subsidiaries, bankruptcy remote special purpose vehicles and any subsidiaries that are not consolidated with us for GAAP purposes, in an aggregate amount in excess of $50,000,000 (or its foreign currency equivalent), unless such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding; or

•	certain events involving our bankruptcy, insolvency or reorganization of the Company.
We are required to notify the trustee promptly upon becoming aware of the occurrence of any default under the Indenture known to us. The trustee is then required within 90 calendar days of being notified by us of the occurrence of any default to give to the registered holders of the Notes notice of all uncured defaults known to it. However, the trustee may withhold notice to the holders of the Notes of any default, except defaults in payment of principal or interest (including additional interest, if any) on the Notes, if the trustee, in good faith, determines that the withholding of such notice is in the interests of the holders. We are also required to deliver to the trustee, on or before a date not more than 120 calendar days after the end of each fiscal year, a written statement as to compliance with the Indenture, including whether or not any default has occurred.
If an event of default specified in the last bullet point listed above occurs and continues, the principal amount of the Notes and accrued and unpaid interest (including additional interest, if any) on the outstanding Notes will automatically become due and payable. If any other event of default occurs and is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of the Notes and accrued and unpaid interest (including additional interest, if any) on the outstanding Notes to be due and payable. Thereupon, the trustee may, in its discretion, proceed to protect and enforce the rights of the holders of the Notes by appropriate judicial proceedings.
After a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in aggregate principal amount of the Notes outstanding, by written notice to us and the trustee, may rescind and annul such declaration if:

•
we have paid (or deposited with the trustee a sum sufficient to pay) (1) all overdue interest (including additional interest, if any) on all Notes; (2) the principal amount of any Notes that have become due otherwise than by such declaration of acceleration; (3) to the extent that payment of such interest is lawful, interest upon overdue interest (including additional interest, if any); and (4) all sums paid or advanced by the trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel; and

•
all events of default, other than the non-payment of the principal amount and any accrued and unpaid interest (including additional interest, if any) that have become due solely by such declaration of acceleration, have been cured or waived.

For more information on remedies if an event of default occurs, see “Description of Our Debt Securities-Events of Default” beginning on page 148 of the accompanying prospectus.
Notwithstanding the foregoing and the description in the accompanying prospectus, the Indenture will provide, if we so elect, that the sole remedy for an event of default relating to the failure to comply with the reporting obligations in the Indenture, which are described below under the caption “-Reports,” and for any failure to comply with the requirements of Section 314(a)(1) of the Trust Indenture Act (which also relates to the provision of reports), will, at our option, for the 365 days after the occurrence of such an event of default consist exclusively of the right to receive additional interest on the Notes at an annual rate equal to 0.50% of the principal amount of the Notes. In the event we do not elect to pay the additional interest upon an event of default in accordance with this paragraph, the Notes will be subject to acceleration as provided above. The additional interest will accrue on all outstanding Notes from and including the date on which an event of default relating to a failure to comply with the reporting obligations in the Indenture first occurs to but not including the 365th day thereafter (or such earlier date on which the event of default relating to the reporting obligations shall have been cured or waived). On such 365th day (or earlier, if the event of default relating to the reporting obligations is cured or waived prior to such 365th day), such additional interest will cease to accrue and the Notes will be subject to acceleration as provided above if the event of default is continuing. The provisions of the Indenture described in this paragraph will not affect the rights of holders of Notes in the event of the occurrence of any other event of default.
Waiver
The holders of a majority in aggregate principal amount of the Notes outstanding may, on behalf of the holders of all the Notes, waive any past default or event of default under the Indenture and its consequences, except that a holder cannot waive our failure to pay the repurchase price on the repurchase date in connection with a holder exercising its repurchase rights. For other exceptions to a holder’s waiver of past default or event of default under the Indenture, see “Description of Our Debt Securities-Events of Default” beginning on page 148 of the accompanying prospectus.
Modification
Changes Requiring Approval of Each Affected Holder
The Indenture (including the terms and conditions of the Notes) may not be modified or amended without the written consent or the affirmative vote of the holder of each Note affected by such change to:

•	reduce any amount payable upon repurchase of any Notes;

•
to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication and delivery of debt securities, as set forth in the Indenture;

•	change our obligation to repurchase any Notes upon a fundamental change in a manner adverse to the rights of the holders; and

•	change our obligation to maintain an office or agency in New York City.
For other changes requiring approval of each affected holder, see “Description of our Debt Securities-Modification or Waiver” on page 149 of the accompanying prospectus.
Changes Requiring Majority Approval
The Indenture (including the terms and conditions of the Notes) may be modified or amended, except as described above, with the written consent or affirmative vote of the holders of a majority in aggregate principal amount of the Notes then outstanding. For such changes requiring majority approval, see “Description of Our Debt Securities-Modification or Waiver” on page 155 of the accompanying prospectus.
Changes Requiring No Approval
The Indenture (including the terms and conditions of the Notes) may be modified or amended by us and the trustee, without the consent of the holder of any Notes, to, among other things:

•
provide for our repurchase obligations in connection with a fundamental change in the event of any reclassification of our common stock, merger or consolidation, or sale, conveyance, transfer or lease of our property and assets substantially as an entity;

•	secure the Notes;

•
provide for the assumption of our obligations to the holders of the Notes in the event of a merger or consolidation, or sale, conveyance, transfer or lease of our property and assets substantially as an entirety;

•	surrender any right or power conferred upon us;

•	add to our covenants for the benefit of the holders of the Notes;

•	cure any ambiguity or correct or supplement any inconsistent or otherwise defective provision contained in the Indenture;

•	conform the provisions of the Indenture to the description of the Notes contained in this prospectus supplement;

•
make any provision with respect to matters or questions arising under the Indenture that we may deem necessary or desirable and that shall not be inconsistent with provisions of the Indenture; provided that such change or modification does not, in the good faith opinion of our board of directors, adversely affect the interests of the holders of the Notes in any material respect;

•	add guarantees of obligations under the Notes; and

•	provide for a successor trustee.
Other
The consent of the holders of Notes is not necessary under the Indenture to approve the particular form of any proposed modification or amendment. It is sufficient if such consent approves the substance of the proposed modification or amendment. After a modification or amendment under the Indenture becomes effective, we are required to mail to the holders a notice briefly describing such modification or amendment. However, the failure to give such notice to all the holders, or any defect in the notice, will not impair or affect the validity of the modification or amendment.
Notes Not Entitled to Consent
Any Notes held by us or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with us shall be disregarded (from both the numerator and the denominator) for purposes of determining whether the holders of the requisite aggregate principal amount of the outstanding Notes have consented to a modification, amendment or waiver of the terms of the Indenture.
Reports
We shall deliver to the trustee, within 30 days after filing with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that we are required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act; provided, that any such information, documents or reports filed electronically with the SEC pursuant to Section 13 or 15(d) of the Exchange Act shall be deemed filed with and delivered to the trustee and the holders at the same time as filed with the SEC.
If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.
Other Covenants
We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions. These provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings.
Satisfaction and Discharge
The Indenture shall upon the written request or order signed in the name of the Company, or the “Company Request,” cease to be of further effect with respect to any series of Notes specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Notes of such series expressly provided in the Indenture, any surviving rights of tender for repayment at the option of the holders and any right to receive additional amounts, as provided in the Indenture), and the trustee, upon receipt of a company order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture as to such series when:
(1) either:
(A) all Notes of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to bearer securities surrendered for exchange for registered securities and maturing after such exchange, whose surrender is not required or has been waived as provided in the Indenture, (ii) Notes and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture, (iii) coupons appertaining to the Notes called for redemption and maturing after the relevant redemption date, whose surrender has been waived as provided in the Indenture, and (iv) Notes and coupons of such series for whose payment money has theretofore been deposited in trust with the trustee or any paying agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust), as provided in the Indenture have been delivered to the trustee for cancellation; or
(B) all Notes of such series and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation
(i) have become due and payable, or
(ii) will become due and payable at their stated maturity within one year, or

(iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the trustee for the giving of notice of redemption by the trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the trustee as trust funds in trust for such purpose, solely for the benefit of the holders, an amount in the currency in which the Notes of such series are payable, sufficient to pay and discharge the entire indebtedness on such Notes and such coupons not theretofore delivered to the trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Notes which have become due and payable) or to the stated maturity or redemption date, as the case may be;
(2) the Company has irrevocably paid or caused to be irrevocably paid all other sums payable under the Indenture by the Company; and
(3) the Company has delivered to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent in the Indenture provided for relating to the satisfaction and discharge of the Indenture as to such series have been complied with.
Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Company to the trustee and any predecessor trustee under the Indenture, the obligations of the Company to any authenticating agent under the Indenture and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1), the obligations of the trustee for application of the funds and the Notes deposited with the trustee and held in trust for payment shall survive any termination of the Indenture.
Governing Law
The Notes and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.
Form, Denomination and Registration
The Notes will be issued:

•	in fully registered form;

•	without interest coupons; and

•	in denominations of $25 principal amount and integral multiples of $25.

REGISTRATION AND SETTLEMENT
The Depository Trust Company
The Notes will be issued in book-entry only form. This means that we will not issue certificates for the Notes, except in the limited case described below. Instead, we will issue the global note in registered form. The global note will be held through DTC and will be registered in the name of Cede & Co., as nominee of DTC.
Accordingly, Cede & Co. will be the holder of record of the Notes. The Notes represented by the global note evidences a beneficial interest in the global note.
Beneficial interest in the global note will be shown on, and transfers are effected through, records maintained by DTC or its participants. In order to own a beneficial interest in the Notes, you must be an institution that has an account with DTC or have a direct or indirect account with such an institution. Transfers of ownership interests in the Notes will be accomplished by making entries in DTC participants’ books acting on behalf of beneficial owners.
So long as DTC or its nominee is the registered holder of the global note, DTC or its nominee, as the case may be, will be the sole holder and owner of the Notes represented thereby for all purposes, including payment of principal and interest, under the Indenture. Except as otherwise provided below, you will not be entitled to receive physical delivery of certificated Notes and will not be considered the holder of the Notes for any purpose under the indenture. Accordingly, you must rely on the procedures of DTC and the procedures of the DTC participant through which you own your Note in order to exercise any rights of a holder of a Note under the indenture. The laws of some jurisdictions require that certain purchasers of Notes take physical delivery of such Notes in certificated form. Those limits and laws may impair the ability to transfer beneficial interests in the Notes.
The global note representing the Notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global note or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global note shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the Notes under the Indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the Notes.
The following is based on information furnished by DTC:
DTC will act as securities depositary for the Notes. The Notes will be issued as fully-registered Notes registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered global note will be issued for all of the principal amount of the Notes.
The global note representing the Notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global note or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global note shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the Notes under the Indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the Notes.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments from over 100 countries that DTC’s direct participants deposit with DTC.
DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of the Notes under the DTC system must be made by or through direct participants, which will receive a credit for the Notes on DTC’s records. The beneficial interest of each actual purchaser of the Notes is in turn to be recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial interests in the Notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.
To facilitate subsequent transfers, all Notes deposited by direct participants with DTC will be registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the Notes; DTC’s records reflect only the identity of the direct participants to whose accounts such Notes will be credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of the Notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the Notes, such as redemption, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of the Notes may wish to ascertain that the nominee holding the Notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar of the Notes and request that copies of the notices be provided to them directly. Any such request may or may not be successful.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the Notes unless authorized by a direct participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the regular record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those direct participants to whose accounts the Notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).
We will pay principal and or interest payments on the Notes in same-day funds directly to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts on the applicable payment date in accordance with their respective holdings shown on DTC’s records upon DTC’s receipt of funds and corresponding detail information. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of these participants and not of DTC or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal and interest to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of the direct or indirect participant.
We will send any redemption notices to DTC. If less than all of the Notes are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in such issue to be redeemed.
A beneficial owner, or its authorized representative, shall give notice to elect to have its Notes repaid by us, through its direct or indirect participant, to the trustee, and shall effect delivery of such Notes by causing the direct participant to transfer that participant’s interest in the global note representing the Notes, on DTC’s records, to the trustee. The requirement for physical delivery of the Notes in connection with a demand for repayment will be deemed satisfied when the ownership rights in the global note representing the Notes are transferred by the direct participants on DTC’s records.
DTC may discontinue providing its services as securities depository for the Notes at any time by giving us reasonable notice. Under such circumstances, if a successor securities depositary is not obtained, we will print and deliver certificated Notes. We may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depositary). In that event, we will print and deliver certificated Notes.
The information in this section concerning DTC and DTC’s system has been obtained from sources that we believe to be reliable, but neither we, the Agents nor any agent takes any responsibility for its accuracy.

Registration, Transfer and Payment of Certificated Notes
If we ever issue Notes in certificated form, those Notes may be presented for registration, transfer and payment at the office of the registrar or at the office of any transfer agent designated and maintained by us. We have originally designated U.S. Bank National Association to act in those capacities for the Notes. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the Notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time, we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any Notes at any time.
We will not be required to: (1) issue, exchange or register the transfer of any Note to be redeemed for a period of 15 days after the selection of the Notes to be redeemed; (2) exchange or register the transfer of any Note that was selected, called or is being called for redemption, except the unredeemed portion of any Note being redeemed in part; or (3) exchange or register the transfer of any Note as to which an election for repayment by the holder has been made, except the unrepaid portion of any Note being repaid in part.
We will pay principal of and interest on any certificated Notes at the offices of the paying agents we may designate from time to time. Generally, we will pay interest on a note by check on any interest payment date other than at stated maturity or upon earlier redemption or repayment to the person in whose name the note is registered at the close of business on the regular record date for that payment. We will pay principal and interest at stated maturity or upon earlier redemption or repayment in same-day funds against presentation and surrender of the applicable Notes.

SUPPLEMENT TO MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following summary of U.S. federal income tax considerations supplements the discussion set forth under the heading “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.
The following is a general summary of U.S. federal income tax considerations generally applicable to the purchase, ownership and disposition of the Notes. This discussion is based upon the Code, Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the IRS has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
This discussion applies only to a holder of the Notes that acquires the Notes for cash pursuant to this offering at the applicable public offering price and who holds the Notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

•	banks, insurance companies or other financial institutions;

•	pension plans or trusts;

•	U.S. Noteholders (as defined below) whose functional currency is not the U.S. dollar;

•	real estate investment trusts;

•	regulated investment companies;

•	persons subject to the alternative minimum tax;

•	cooperatives;

•	tax-exempt organizations;

•	dealers in securities;

•	expatriates;

•	foreign persons or entities (except to the extent set forth below);

•	persons deemed to sell the Notes under the constructive sale provisions of the Code; or

•	persons that hold the Notes as part of a straddle, hedge, conversion transaction or other integrated investment.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is an owner of the Notes, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns the Notes should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.
We encourage investors to consult their tax advisors regarding the specific consequences of an investment in the Notes, including tax reporting requirements, the applicability of U.S. federal, state, local and non-U.S. tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Consequences to U.S. Noteholders
The following is a general summary of U.S. federal income tax consequences generally applicable to you if you are a U.S. Noteholder. U.S. federal income tax consequences generally applicable to non-U.S. Noteholders are described under

“Consequences to non-U.S. Noteholders” below. For purposes of this summary, the term “U.S. Noteholder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any of the States or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.
Qualified Reopening
We anticipate that the issuance of the Notes will be treated for U.S. federal income tax purposes as a "qualified reopening" of the Existing Notes.  Debt instruments issued in a qualified reopening are deemed to be part of the same "issue" as the original debt instruments to which such reopening relates. Assuming the issuance of the Notes is so treated, the Notes would be treated as having the same issue date and the same issue price (100% of par) as the Existing Notes for U.S. federal income tax purposes.  Accordingly, the Notes would be considered to be issued at 100% of par (and thus not with original issue discount), even if the actual price paid by a U.S. Noteholder for a Note were to differ therefrom. See “Bond Premium” and “Market Discount” below for a discussion of the consequences to a U.S. Noteholder of paying a different price for its Notes. The remainder of this discussion assumes the issuance of the Notes is treated as a qualified reopening of the Existing Notes.
Interest on the Notes
Except as described below with respect to pre-issuance accrued interest, interest on the Notes will be taxable to a U.S. Noteholder as ordinary interest income at the time such Noteholder receives or accrues such amounts, in accordance with its regular method of accounting.
If the Notes are issued between an interest payment date and the next record date that follows such interest payment date, a portion of the price paid for the Notes will be allocable to interest that accrued between such interest payment date and the date the Notes are issued (the “pre-issuance accrued interest”). We intend to take the position that the portion of the interest received on the first interest payment date following the issuance of the Notes that equals the pre-issuance accrued interest is treated as a return of the pre-issuance accrued interest and not as a payment of interest on the Note. Under that characterization, amounts treated as a return of pre-issuance accrued interest should not be taxable when received but should reduce the holder’s adjusted tax basis in the Note by a corresponding amount. Prospective purchasers of the Notes are urged to consult their tax advisors with respect to pre-issuance accrued interest.
Bond Premium
If the amount paid for a Note by a U.S. Noteholder (excluding the portion of such amount that is treated as allocable to pre-issuance accrued interest) exceeds the stated principal amount of the Note, the U.S. Noteholder would be considered to have ‘‘amortizable bond premium’’ equal to such excess. In this case, the U.S. Noteholder could elect to amortize the premium using a constant yield method over the term of the Note and thereby offset each payment or accrual of interest by the portion of the bond premium allocable to the payment. If such an election is made, it generally will apply to all debt instruments held at the time of the election, as well as any debt instruments subsequently acquired. The election may not be revoked without the consent of the IRS. A U.S. Noteholder who elects to amortize bond premium must reduce its tax basis in the Notes by the amount of the premium so amortized. If an election to amortize bond premium is not made and the Notes are held to maturity, then, in general, the bond premium will decrease the gain or increase the loss such holder would otherwise recognize on the disposition of the Note. Prospective purchasers of the Notes are urged to consult their tax advisors with respect to the rules relating to bond premium and the application of those rules to their particular circumstances.
Market Discount
In the case of Notes issued within six months of the date that the Existing Notes were issued (but, as a result of limitations under the qualified reopening rules, generally not Notes issued thereafter), such Notes could be considered to have “market discount” for U.S. federal income tax purposes, depending on the price at which they are issued. In particular, if the amount paid for a Note by a U.S. Noteholder (excluding the portion of such amount that is treated as allocable to pre-issuance accrued interest) is less than the stated principal amount of the Note by more than a statutorily defined de minimis threshold, the U.S. Noteholder generally would be considered to have market discount equal to the amount of such difference. In this case, the U.S. Noteholder would be subject to the market discount rules with respect to the market discount. Under the market discount rules, market discount generally must be accrued over the term of the Note, and any partial payment of principal on a

Note, or any gain on the sale, exchange, redemption, retirement or other disposition of a Note, generally must be treated as ordinary income to the extent of the accrued market discount (unless the holder makes an election to include the market discount in income as it accrues). In addition, a holder of a Note with market discount may be required to defer, until the maturity of the Note or its earlier disposition in a taxable transaction, the deduction of all or a portion of the interest expense on any indebtedness incurred or continued to purchase or carry the Note. Prospective purchasers of the Notes are urged to consult their tax advisors with respect to the rules relating to market discount and the application of those rules to their particular circumstances.
Sale, exchange, redemption, retirement or other taxable disposition of the Notes
Subject to the rules described above under “Market Discount” and the discussion below regarding amounts attributable to accrued but unpaid interest, upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. Noteholder generally will recognize taxable capital gain or loss equal to the difference, if any, between the amount realized and the U.S. Noteholder’s adjusted tax basis in the Note at the time of such disposition. A U.S. Noteholder’s adjusted tax basis in a Note will generally equal the amount such U.S. Noteholder paid for the Note, reduced by the amount of interest payments received by the holder that are treated as a return of pre-issuance accrued interest (as described above under “Interest on the Notes”), increased by the amount of any market discount previously included in income (as discussed above under “Market Discount”) and reduced by any previously amortized bond premium (as discussed above under “Bond Premium”), as applicable. Such gain or loss will be long-term capital gain or loss if the U.S. Noteholder’s holding period with respect to the Note disposed of is more than one year. To the extent that amounts received are attributable to accrued but unpaid interest, such interest will not be taken into account in determining gain or loss, but will instead be taxable as ordinary interest income to the extent the U.S. Noteholder has not previously included such amounts in income. The deductibility of capital losses is subject to limitations.
Information reporting and backup withholding
Interest on, or the proceeds of the sale or other disposition of, a Note are generally subject to information reporting unless the U.S. Noteholder is an exempt recipient (such as a corporation). Such payments, along with principal payments on the Note, may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number, certified under penalties of perjury, as well as certain other information or otherwise fails to establish an exemption from backup withholding. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against that U.S. Noteholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.
Medicare tax
Certain U.S. Noteholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes interest on the Notes and capital gains from the sale or other disposition of the Notes.
Consequences to non-U.S. Noteholders
The following is a general summary of U.S. federal income tax consequences generally applicable to you if you are a non-U.S. Noteholder. A beneficial owner of a Note that is not a partnership for U.S. federal income tax purposes or a U.S. Noteholder is referred to herein as a “non-U.S. Noteholder.”
Interest on the Notes
Subject to the discussion below under the heading “Other withholding rules,” interest paid or accrued to a non-U.S. Noteholder generally will not be subject to U.S. federal income or withholding tax if the interest is not effectively connected with its conduct of a trade or business within the United States, and the non-U.S. Noteholder:

•	does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	is not a “controlled foreign corporation” with respect to which we are, directly or indirectly, a “related person”;

•	is not a bank whose receipt of interest on the Notes is described in section 881(c)(3)(A) of the Code; and

•
provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN or W-8BEN-E or other applicable form), or holds the Notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations.

If a non-U.S. Noteholder does not qualify for an exemption under these rules, interest income from the Notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Interest effectively connected with a non-U.S. Noteholder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, which is attributable to a United States permanent establishment), however, would not be subject to a 30% withholding tax so long as the non-U.S. Noteholder provides us or our paying agent with an adequate certification (currently on IRS Form W-8ECI); such payments of interest generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a non-U.S. Noteholder is a foreign corporation and the interest is effectively connected with its conduct of a U.S. trade or business, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a non-U.S. Noteholder must provide a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form) to us or our paying agent before the payment of interest and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
Sale, exchange, redemption or other taxable disposition of the Notes
Subject to the discussion below under the heading “Other withholding rules,” any gain (including market discount) recognized by a non-U.S. Noteholder on the sale, exchange, redemption, retirement or other taxable disposition of the Notes (except with respect to accrued and unpaid interest, which would be taxed as described under “Consequences to Non-U.S. Noteholders-Interest on the Notes” above) generally will not be subject to U.S. federal income tax unless:

•
the non-U.S. Noteholder’s gain is effectively connected with its conduct of a U.S. trade or business (and, if required under an applicable income tax treaty, is attributable to a United States permanent establishment); or

•
the non-U.S. Noteholder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

If a non-U.S. Noteholder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption, retirement or other taxable disposition of its Notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such non-U.S. Noteholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a non-U.S. Noteholder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption, retirement or other taxable disposition of its Notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.
Non-U.S. Noteholders should consult any applicable income tax treaties that may provide for different rules. In addition, non-U.S. Noteholders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the Notes.
Information reporting and backup withholding
A non-U.S. Noteholder may be required to comply with certain certification procedures to establish that the holder is not a U.S. person in order to avoid backup withholding with respect to our payment of principal and interest on, or the proceeds of the sale or other disposition of, a Note. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against that non-U.S. Noteholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS. In certain circumstances, the name and address of the beneficial owner and the amount of interest paid on a Note, as well as the amount, if any, of tax withheld, may be reported to the IRS. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the non-U.S. Noteholder resides.

Other withholding rules
Withholding at a rate of 30% will be required on interest in respect of, and after December 31, 2018, on gross proceeds from the sale of, the Notes held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Accordingly, the entity through which the Notes are held will affect the determination of whether such withholding is required. Similarly, interest in respect of, and, after December 31, 2018, gross proceeds from the sale of, the Notes held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the applicable withholding agent that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which we will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future guidance, may modify these requirements. Non-U.S. Noteholders are encouraged to consult with their tax advisors regarding the possible implications of these requirements on their investment in the Notes.
Taxation as a RIC
In September 2016, the IRS and U.S. Treasury Department issued proposed regulations that, if finalized, would provide that the income inclusions from a PFIC with a QEF election or a CFC would not be good income for purposes of the 90% Income Test unless the Company receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% income test, the Company may fail to qualify as a RIC.
It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.
Failure to Obtain RIC Tax Treatment
If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the reduced maximum rate applicable for qualified dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction.
Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.
Tax Cuts and Jobs Act
On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act, which significantly changed the Code, including a reduction in the statutory corporate income tax rate to 21%, a new limitation on the deductibility of business interest expense, restrictions on the use of net operating loss carryforwards arising in taxable years beginning after December 31, 2017 and dramatic changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Cuts and Jobs Act also authorizes the Treasury Department to issue regulations with respect to the new provisions.
The newly imposed limitation on the deductibility of interest expense for U.S. federal income tax purposes may adversely affect our leveraged portfolio companies’ ability to deduct interest payments. Additionally, the disallowance of interest deductibility may or may not impact the portfolio company’s ability to make dividend distributions from taxable earnings and profits. We cannot predict how these or the other changes in the Tax Cuts and Jobs Act, or regulations or other guidance issued under it, might affect us, our business, the business of our portfolio companies, or an investment in our securities.
The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

CERTAIN CONSIDERATIONS APPLICABLE TO
ERISA, GOVERNMENTAL AND OTHER PLAN INVESTORS
A fiduciary of a pension plan or other employee benefit plan (including a governmental plan, an individual retirement account or a Keogh plan) proposing to invest in the Notes should consider this section carefully.
A fiduciary of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as “ERISA”), should consider fiduciary standards including the prudence and diversification requirements under ERISA in the context of the particular circumstances of such plan before authorizing an investment in the Notes. Such fiduciary should also consider, among other things, whether the investment is in accordance with the documents and instruments governing the plan.
In addition, ERISA and the Code prohibit certain transactions (referred to as “prohibited transactions”) involving the assets of a plan subject to ERISA or the assets of an individual retirement account or plan subject to Section 4975 of the Code (each referred to as an “ERISA plan”), on the one hand, and persons who have certain specified relationships to the plan (“parties in interest” within the meaning of ERISA or “disqualified persons” within the meaning of the Code), on the other. If we (or an affiliate) are considered a party in interest or disqualified person with respect to an ERISA plan, then the investment in Notes by the ERISA plan may give rise to a prohibited transaction, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption. In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the acquisition and holding of the notes by an ERISA plan.  These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting transactions involving insurance company pooled separate accounts, PTCE 91-38 respecting transactions involving bank collective investment funds, PTCE 95-60 respecting transactions involving life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers.  In addition, the statutory exemption under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code provides relief from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between an ERISA plan and a person who is a party in interest or disqualified person solely as a result of providing services to such ERISA plan (or as a result of being related to person who provides services to such ERISA plan).  This relief applies only if neither the party in interest or disqualified person nor any of its affiliates (directly or indirectly) have or exercise any discretionary authority or control or render any investment advice with respect to the assets of the ERISA plan involved in the transaction and the ERISA plan receives no less, and pays no more, than adequate consideration in connection with the transaction.  Each of the above-noted exemptions contains conditions and limitations on its application.  Fiduciaries of ERISA plans considering acquiring and/or holding the notes in reliance on these or any other exemption should carefully review the exemption to assure it is applicable.  There can be no assurance that all of the conditions of any such exemptions will be satisfied, or that any exemption will cover all possible transactions involving Notes.
By purchasing and holding the Notes (including any interest in a Note), the fiduciary making the decision to invest on behalf of an ERISA plan is representing that the purchase and holding of the Notes will not result in a non-exempt prohibited transaction under ERISA or the Code. Therefore, an ERISA plan should not invest in the Notes unless the plan fiduciary acquiring Notes on behalf of the ERISA plan determines that neither we nor an affiliate is or (at any time during the term of the investment) will become a party in interest or a disqualified person and that no other prohibited transaction under ERISA or Section 4975 of the Code would occur in connection with the ERISA plan’s investment in Notes or, alternatively, that an exemption from the prohibited transaction rules is available. If an ERISA plan engages in a prohibited transaction, the transaction may require “correction” and may cause the ERISA plan fiduciary to incur certain liabilities and the parties in interest or disqualified persons to be subject to excise taxes. There can be no assurance that any exemption would be available with respect to any particular ERISA plan’s investment in the Notes.
Employee benefit plans that are governmental plans and non-U.S. plans, and certain church plans, are not subject to ERISA requirements. However, non-U.S., federal, state or local laws or regulations governing the investment and management of the assets of such plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code discussed above. By purchasing and holding the Notes (including any interest in a Note), the person making the decision to invest on behalf of any such plan is representing that the purchase and holding of the Notes will not violate any law or regulation applicable to such plan that is similar to the prohibited transaction provisions of ERISA or the Code. Neither we nor the underwriters nor any of our or their respective affiliates, has provided, and none of them will provide, impartial investment advice and or any advice in a fiduciary capacity, in connection with the ERISA plan’s investment in the Notes.
A fiduciary of an employee benefit plan, whether or not subject to ERISA, that proposes to invest in the Notes with the assets of such employee benefit plan, should consult its own legal counsel for further guidance. The sale of Notes (or any interest in a Note) to an employee benefit plan is in no respect a representation by us, the underwriters or any other person that such an investment meets all relevant legal requirements with respect to investments by employee benefit plans generally or any particular plan or that such an investment is appropriate or recommended for employee benefit plans generally or any particular plan.
Additionally, each purchaser that is acquiring the Notes (or any interest in a Note with the assets of any ERISA plan, at any time when regulation 29 C.F.R. Section 2510.3-21 is applicable, represents, warrants and acknowledges that a fiduciary is making the decision to invest in the Notes on its behalf and that such fiduciary (a) is (1) a bank, insurance company, registered investment adviser, broker-dealer or other person with financial expertise, in each case as described in 29 C.F.R. Section 2510.3-21(c)(1)(i); (2) an independent plan fiduciary within the meaning of 29 C.F.R. Section 2510.3-21; (3) capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies; and (4) responsible for exercising independent judgment in evaluating the transaction and (b) acknowledges and agrees that (1) no fee or other compensation will be paid directly to us, an underwriter or any of our or their respective affiliates, for the provision of investment advice (as opposed to other services) in connection with the ERISA plan’s acquisition of, or holding of an interest in  the Notes; (2) neither we nor the underwriters or other persons that provide marketing services, nor any of our or their respective affiliates, has provided, and none of them will provide, impartial investment advice and neither we nor they are providing or will provide advice in a fiduciary capacity, in connection with the ERISA plan’s investment in the Notes and (3) it has received and understands the disclosure of the existence and nature of the financial interests contained in this offering and related materials. The above representations in this paragraph are intended to comply with the Department of Labor’s regulation Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), and if these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer required or in effect.

USE OF PROCEEDS
We expect to use the net proceeds from the sale of the Notes initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, and redemption of our debt, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. We anticipate that substantially all of the net proceeds from the offering will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.
As of November 7, 2018 we had $270.0 million in outstanding borrowings under our credit facility and, based on the assets currently pledged as collateral on the facility, a total of approximately $540.5 million was available to us for borrowing under our credit facility net of outstanding borrowings. Interest on borrowings under the credit facility is one-month LIBOR plus 2.20%, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of each fiscal year ended June 30 for the fiscal years ended June 30, 2009 through June 30, 2018 and as of September 30, 2018. (All figures in this item are in thousands except per unit data.)

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Facility(15)
Fiscal 2019 (as of September 30, 2018, unaudited)	$404,000	$15,159	—	—
Fiscal 2018 (as of June 30, 2018)	37,000	155,503	—	—
Fiscal 2017 (as of June 30, 2017)	—	—	—	—
Fiscal 2016 (as of June 30, 2016)	—	—	—	—
Fiscal 2015 (as of June 30, 2015)	368,700	18,136	—	—
Fiscal 2014 (as of June 30, 2014)	92,000	69,470	—	—
Fiscal 2013 (as of June 30, 2013)	124,000	34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—

2015 Notes(5)
Fiscal 2015 (as of June 30, 2015)	$150,000	$44,579	—	—
Fiscal 2014 (as of June 30, 2014)	150,000	42,608	—	—
Fiscal 2013 (as of June 30, 2013)	150,000	28,930	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes(6)
Fiscal 2016 (as of June 30, 2016)	$167,500	$36,677	—	—
Fiscal 2015 (as of June 30, 2015)	167,500	39,921	—	—
Fiscal 2014 (as of June 30, 2014)	167,500	38,157	—	—
Fiscal 2013 (as of June 30, 2013)	167,500	25,907	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes(7)
Fiscal 2017 (as of June 30, 2017)	$50,734	$118,981	—	—
Fiscal 2016 (as of June 30, 2016)	129,500	47,439	—	—
Fiscal 2015 (as of June 30, 2015)	130,000	51,437	—	—
Fiscal 2014 (as of June 30, 2014)	130,000	49,163	—	—
Fiscal 2013 (as of June 30, 2013)	130,000	33,381	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes(8)
Fiscal 2017 (as of June 30, 2017)	$85,419	$70,668	—	—
Fiscal 2016 (as of June 30, 2016)	200,000	30,717	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2019 Notes
Fiscal 2019 (as of September 30, 2018, unaudited)	$101,647	$60,251	—	—
Fiscal 2018 (as of June 30, 2018)	101,647	56,604	—	—
Fiscal 2017 (as of June 30, 2017)	200,000	30,182	—	—
Fiscal 2016 (as of June 30, 2016)	200,000	30,717	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

5.00% 2019 Notes(10)
Fiscal 2018 (as of June 30, 2018)	$153,536	$37,474	—	—
Fiscal 2017 (as of June 30, 2017)	300,000	20,121	—	—
Fiscal 2016 (as of June 30, 2016)	300,000	20,478	—	—
Fiscal 2015 (as of June 30, 2015)	300,000	22,289	—	—
Fiscal 2014 (as of June 30, 2014)	300,000	21,304	—	—

2020 Notes
Fiscal 2019 (as of September 30, 2018, unaudited)	$392,000	$15,623	—	—
Fiscal 2018 (as of June 30, 2018)	392,000	14,678	—	—
Fiscal 2017 (as of June 30, 2017)	392,000	15,399	—	—
Fiscal 2016 (as of June 30, 2016)	392,000	15,672	—	—
Fiscal 2015 (as of June 30, 2015)	392,000	17,058	—	—
Fiscal 2014 (as of June 30, 2014)	400,000	15,978	—	—

6.95% 2022 Notes(9)
Fiscal 2014 (as of June 30, 2014)	$100,000	$63,912	—	$1,038
Fiscal 2013 (as of June 30, 2013)	100,000	43,395	—	1,036
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	996

2022 Notes
Fiscal 2019 (as of September 30, 2018, unaudited)	$328,500	$18,643	—	—
Fiscal 2018 (as of June 30, 2018)	328,500	17,515	—	—
Fiscal 2017 (as of June 30, 2017)	225,000	26,828	—	—

2023 Notes(11)
Fiscal 2019 (as of September 30, 2018, unaudited)	$318,792	$19,211	—	—
Fiscal 2018 (as of June 30, 2018)	318,675	18,055	—	—
Fiscal 2017 (as of June 30, 2017)	248,507	24,291	—	—
Fiscal 2016 (as of June 30, 2016)	248,293	24,742	—	—
Fiscal 2015 (as of June 30, 2015)	248,094	26,953	—	—
Fiscal 2014 (as of June 30, 2014)	247,881	25,783	—	—
Fiscal 2013 (as of June 30, 2013)	247,725	17,517	—	—

2024 Notes
Fiscal 2019 (as of September 30, 2018, unaudited)	$214,847	$28,506	—	$1,001
Fiscal 2018 (as of June 30, 2018)	199,281	28,872	—	1,029
Fiscal 2017 (as of June 30, 2017)	199,281	30,291	—	1,027
Fiscal 2016 (as of June 30, 2016)	161,364	38,072	—	951

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
6.375% 2024 Notes(11)
Fiscal 2019 (as of September 30, 2018, unaudited)	$99,685	$61,437	—	—

2028 Notes
Fiscal 2019 (as of September 30, 2018, unaudited)	$65,078	$94,108	—	$998
Fiscal 2018 (as of June 30, 2018)	55,000	104,611	—	1,004

Prospect Capital InterNotes®(13)
Fiscal 2019 (as of September 30, 2018, unaudited)	$768,887	$7,965	—	—
Fiscal 2018 (as of June 30, 2018)	760,924	7,561	—	—
Fiscal 2017 (as of June 30, 2017)	980,494	6,156	—	—
Fiscal 2016 (as of June 30, 2016)	908,808	6,760	—	—
Fiscal 2015 (as of June 30, 2015)	827,442	8,081	—	—
Fiscal 2014 (as of June 30, 2014)	785,670	8,135	—	—
Fiscal 2013 (as of June 30, 2013)	363,777	11,929	—	—

All Senior Securities(11)(12)(13)(14)
Fiscal 2019 (as of September 30, 2018, unaudited)	$2,693,436	$2,274	—	—
Fiscal 2018 (as of June 30, 2018)	2,346,563	2,452	—	—
Fiscal 2017 (as of June 30, 2017)	2,681,435	2,251	—	—
Fiscal 2016 (as of June 30, 2016)	2,707,465	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	2,983,736	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	2,773,051	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	1,683,002	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
____________________________________________

(1)	Except as noted, the total amount of each class of senior securities outstanding at the end of the year/period presented (in 000’s).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	This column is inapplicable.

(4)
This column is inapplicable, except for the 6.95% 2022 Notes, the 2024 Notes and the 2028 Notes. The average market value per unit is calculated as an average of quarter-end prices and shown as the market value per $1,000 of indebtedness.

(5)	We repaid the outstanding principal amount of the 2015 Notes on December 15, 2015.

(6)	We repaid the outstanding principal amount of the 2016 Notes on August 15, 2016.

(7)	We repaid the outstanding principal amount of the 2017 Notes on October 15, 2017.

(8)	We repaid the outstanding principal amount of the 2018 Notes on March 15, 2018.

(9)	We redeemed the 6.95% 2022 Notes on May 15, 2015.

(10)	We redeemed the 5.00% 2019 Notes on September 26, 2018.

(11)	For the quarter ended September 30, 2018 and all fiscal years ended June 30th, the notes are presented net of unamortized discount.

(12)
While we do not consider commitments to fund under revolving arrangements to be Senior Securities, if we were to elect to treat such unfunded commitments, which were $38,530 as of September 30, 2018 as Senior Securities for purposes of Section 18 of the 1940 Act, our asset coverage per unit would be $2,256.

(13)
We have provided notice to call on October 12, 2018 with settlement on November 15, 2018, $70.1 million of our Prospect Capital InterNotes® at par maturing between May 15, 2020 and November 15, 2020, with a weighted average rate of 4.92%.

(14)
If we were to consider the additional issuance and repurchases subsequent to September 30, 2018 including all notices to redeem with settlements through November 15, 2018, our asset coverage per unit would be $2,367, or $2,345 including the effects of unfunded commitments.

(15)	As of November 7, 2018, we had $270.0 million outstanding borrowings under our credit facility.

PLAN OF DISTRIBUTION
B. Riley FBR, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, and Comerica Securities, Inc. (collectively, the “Agents”) are acting as our sales agents in connection with the offer and sale of the Notes pursuant to this prospectus supplement and the accompanying prospectus. Upon written instructions from us, each Agent will use its commercially reasonable efforts consistent with its sales and trading practices to sell, as our sales agent, the Notes under the terms and subject to the conditions set forth in our Amended and Restated Debt Distribution Agreements with each of B. Riley FBR, Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC dated August 31, 2018, and our Debt Distribution Agreement with Comerica Securities, Inc. dated August 31, 2018 (collectively, the “Debt Distribution Agreements”). We will instruct each Agent as to the amount of the Notes to be sold by it; provided, however, that any sales of Notes pursuant to the Debt Distribution Agreements will only be effected by or through only one of B. Riley FBR, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, and Comerica Securities, Inc. on any single given day, but in no event by more than one Agent. We may instruct the Agents not to sell the Notes if the sales cannot be effected at or above the price designated by us in any instruction. We will not instruct the Agents to sell the Notes if the sales cannot be effected at or above prices that will allow the Notes to be treated as “fungible” with the Existing Notes for U.S. federal income tax purposes. We or the Agents may suspend the offering of Notes upon proper notice and subject to other conditions.

Sales of the Notes, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices. If any of the Notes are sold at prices above par, the effective yield on such Notes to the purchasers may be less than 6.25%.

Each Agent will provide written confirmation of a sale to us no later than the opening of the trading day on the NYSE following each trading day in which the Notes are sold under the applicable Debt Distribution Agreement. Each confirmation will include the principal amount of Notes sold on the preceding day, the sales price of Notes sold, the aggregate gross sales proceeds of such Notes, the net proceeds to us and the compensation payable by us to the applicable Agent in connection with the sales.

Each Agent will receive a commission from us equal to up to 2.0% of the gross sales price of any Notes sold through the Agents under the Debt Distribution Agreements. We estimate that the total expenses for the offering, excluding compensation payable to the Agents under the terms of the Debt Distribution Agreements, will be approximately $500,000. This estimate includes the reimbursement by the Company of the reasonable fees and expenses of the Agents and one counsel for the Agents in connection with the transactions contemplated by the Debt Distribution Agreements, provided that such fees and expenses (i) will not exceed $40,000 in connection with the preparation of the Debt Distribution Agreements and the initial filing of this prospectus supplement and accompanying prospectus and (ii) will not exceed an aggregate amount of $15,000 on a quarterly basis thereafter.

Settlement for sales of the Notes will occur on the second trading day following the date on which such sales are made, or on some other date that is agreed upon by us and the applicable Agent in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

We will report at least quarterly the principal amount of Notes sold through the Agents under the Debt Distribution Agreements, the net proceeds to us and the compensation paid by us to the Agents, if any.

In connection with the sale of the Notes on our behalf, each Agent may be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of each Agent may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to each Agent against certain civil liabilities, including liabilities under the Securities Act.

The offering of the Notes pursuant to the Debt Distribution Agreements will terminate upon the earlier of (i) the sale of the aggregate dollar amount of Notes subject to the Debt Distribution Agreements or (ii) the termination of the Debt Distribution Agreements. Each Debt Distribution Agreement may be terminated by us in our sole discretion under the circumstances specified in each Debt Distribution Agreement by giving notice to the applicable Agent. In addition, each Agent may terminate its Debt Distribution Agreement under the circumstances specified in such Debt Distribution Agreement by giving notice to us.

Other Relationships

The Agents and certain of their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The Agents and certain of their respective affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the Company and our affiliates, for which they received or may in the future receive customary fees and expenses. In particular, affiliates of certain of the Agents are lenders under our credit facility and may receive a portion of the net proceeds from the offering made pursuant to this prospectus supplement and the accompanying prospectus through the repayment of any borrowings.

In the ordinary course of its various business activities, the Agents and certain of their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments of the Company or our affiliates. If the Agents or their respective affiliates have a lending relationship with us, they routinely hedge their credit exposure to us consistent with their respective customary risk management policies. The Agents and their respective affiliates may hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities or the securities of our affiliates, including potentially the Notes offered hereby. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes offered hereby. The Agents and certain of their respective affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of B. Riley FBR, Inc. is 299 Park Avenue, 7th Floor, New York, New York 10171; the principal business address of BB&T Capital Markets, a division of BB&T Securities, LLC is 901 East Byrd Street, Suite 300, Richmond, Virginia 23219; and the principal business address of Comerica Securities, Inc. is 3551 Hamlin Road, Auburn Hills, MI 48326.

LEGAL MATTERS
The legality of the Notes offered hereby will be passed upon for the Company by Sean Dailey, our Vice President, Legal, Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden, Arps”), New York, New York, and Venable LLP, as special Maryland counsel, Baltimore, Maryland, will pass on certain matters for the Company. Troutman Sanders LLP will pass on certain matters for the Agents. Skadden, Arps and Venable LLP each have from time to time acted as counsel for us and our subsidiaries and may do so in the future.
INDEPENDENT ACCOUNTING FIRMS
BDO USA, LLP is the independent Registered Public accounting firm of the Company and National Property REIT Corp. RSM US LLP is the independent registered public accounting firm of First Tower Finance Company LLC.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus supplement and accompanying prospectus. The registration statement contains additional information about us and the Notes being registered by this prospectus supplement and accompanying prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2018, are available free of charge by contacting us at 10 East 40th Street, 42nd floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and accompanying prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us or the Agents. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement and accompanying prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

F-1

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	September 30, 2018	June 30, 2018

	(Unaudited)	(Audited)
Assets
Investments at fair value:
Control investments (amortized cost of $2,331,620 and $2,300,526, respectively)	$2,487,337	$2,404,326
Affiliate investments (amortized cost of $175,235 and $55,637, respectively)	95,993	58,436
Non-control/non-affiliate investments (amortized cost of $3,532,959 and $3,475,295, respectively)	3,353,353	3,264,517
Total investments at fair value (amortized cost of $6,039,814 and $5,831,458, respectively)	5,936,683	5,727,279
Cash	120,052	83,758
Receivables for:
Interest, net	23,516	19,783
Other	1,359	1,867
Due from broker (Note 6)	102,834	3,029
Deferred financing costs on Revolving Credit Facility (Note 4)	8,202	2,032
Due from Affiliate (Note 13)	5,888	88
Prepaid expenses	948	984
Total Assets	6,199,482	5,838,820
Liabilities
Revolving Credit Facility (Notes 4 and 8)	404,000	37,000
Convertible Notes (less unamortized debt issuance costs of $12,009 and $13,074, respectively) (Notes 5 and 8)	810,138	809,073
Prospect Capital InterNotes® (less unamortized debt issuance costs of $11,875 and $11,998, respectively) (Notes 7 and 8)	757,012	748,926
Public Notes (less unamortized discount and debt issuance costs of $12,219 and $11,007, respectively) (Notes 6 and 8)	687,706	716,810
Due to Prospect Capital Management (Note 13)	51,327	49,045
Interest payable	27,365	33,741
Dividends payable	21,914	21,865
Due to broker	—	6,159
Accrued expenses	4,535	5,426
Due to Prospect Administration (Note 13)	2,396	2,212
Other liabilities	2,145	1,516
Total Liabilities	2,768,538	2,431,773
Commitments and Contingencies (Note 3)	—	—
Net Assets	$3,430,944	$3,407,047

Components of Net Assets
Common stock, par value $0.001 per share (1,000,000,000 common shares authorized; 365,225,139 and 364,409,938 issued and outstanding, respectively) (Note 9)	$365	$364
Paid-in capital in excess of par (Note 9)	4,027,305	4,021,541
Accumulated overdistributed net investment income	(25,689)	(45,186)
Accumulated net realized loss	(467,906)	(465,493)
Net unrealized loss	(103,131)	(104,179)
Net Assets	$3,430,944	$3,407,047

Net Asset Value Per Share (Note 16)	$9.39	$9.35

See notes to consolidated financial statements.
F-2

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,
	2018	2017
Investment Income
Interest income:
Control investments	$56,454	$46,030
Affiliate investments	227	205
Non-control/non-affiliate investments	68,609	72,430
Structured credit securities	34,152	29,420
Total interest income	159,442	148,085
Dividend income:
Control investments	14,665	—
Non-control/non-affiliate investments	262	544
Total dividend income	14,927	544
Other income:
Control investments	2,791	2,091
Non-control/non-affiliate investments	3,262	7,859
Total other income (Note 10)	6,053	9,950
Total Investment Income	180,422	158,579
Operating Expenses
Base management fee (Note 13)	29,957	30,163
Income incentive fee (Note 13)	21,290	15,933
Interest and credit facility expenses	37,908	41,035
Allocation of overhead from Prospect Administration (Note 13)	3,365	3,528
Audit, compliance and tax related fees	393	1,088
Directors’ fees	79	113
Other general and administrative expenses	2,271	2,987
Total Operating Expenses	95,263	94,847
Net Investment Income	85,159	63,732
Net Realized and Net Change in Unrealized Gains (Losses) from Investments
Net realized gains
Control investments	1	9
Affiliate investments	—	846
Non-control/non-affiliate investments	1,040	582
Net realized gains	1,041	1,437
Net change in unrealized gains (losses)
Control investments	51,918	1,093
Affiliate investments	(13,755)	5,193
Non-control/non-affiliate investments	(37,114)	(59,037)
Net change in unrealized gains (losses)	1,049	(52,751)
Net Realized and Net Change in Unrealized Gains (Losses) from Investments	2,090	(51,314)
Net realized losses on extinguishment of debt	(3,454)	(445)
Net Increase in Net Assets Resulting from Operations	$83,795	$11,973
Net increase in net assets resulting from operations per share	$0.23	$0.03
Dividends declared per share	$(0.18)	$(0.23)

See notes to consolidated financial statements.
F-3

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share data)
(Unaudited)

	Three Months Ended September 30,
	2018	2017
Operations
Net investment income	$85,159	$63,732
Net realized (losses) gains	(2,413)	992
Net change in net unrealized gains (losses)	1,049	(52,751)
Net Increase in Net Assets Resulting from Operations	83,795	11,973

Distributions to Shareholders
Distribution from net investment income	(65,693)	(81,647)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(65,693)	(81,647)

Common Stock Transactions
Value of shares issued through reinvestment of dividends	5,795	1,713
Net Increase in Net Assets Resulting from Common Stock Transactions	5,795	1,713

Total Increase (Decrease) in Net Assets	23,897	(67,961)
Net assets at beginning of period	3,407,047	3,354,952
Net Assets at End of Period (Accumulated Overdistributed Net Investment Income of $25,689 and $72,726, respectively)	$3,430,944	$3,286,991

Common Stock Activity
Shares issued through reinvestment of dividends	815,201	233,489
Shares issued and outstanding at beginning of period	364,409,938	360,076,933
Shares Issued and Outstanding at End of Period	365,225,139	360,310,422

See notes to consolidated financial statements.
F-4

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except share data)
(Unaudited)

	Three Months Ended September 30,
	2018	2017
Operating Activities
Net increase in net assets resulting from operations	$83,795	$11,973
Net realized losses on extinguishment of debt	3,454	445
Net realized gains on investments	(1,041)	(1,437)
Net change in net unrealized (gains) losses on investments	(1,049)	52,751
Amortization of discounts and (accretion of premiums), net	(7,839)	11,133
Accretion of discount on Public Notes (Note 6)	131	69
Amortization of deferred financing costs	2,716	3,166
Payment-in-kind interest	(9,325)	(1,980)
Structuring fees	(2,854)	(2,285)
Change in operating assets and liabilities:
Payments for purchases of investments	(242,463)	(217,886)
Proceeds from sale of investments and collection of investment principal	55,166	310,894
Decrease in due to broker	(6,159)	(47,416)
Increase (Decrease) in due to Prospect Capital Management	2,282	(1,936)
Increase in interest receivable, net	(3,733)	(11,714)
Decrease in interest payable	(6,376)	(5,306)
Decrease in accrued expenses	(891)	(1,093)
Increase in due from broker	(99,805)	—
Increase in other liabilities	629	614
Decrease (Increase) in other receivables	508	(174)
Increase in due from Prospect Administration	—	(12)
Increase in due from affiliate	(5,800)	(4)
Decrease in prepaid expenses	36	144
Increase in due to Prospect Administration	184	—
Net Cash (Used in) Provided by Operating Activities	(238,434)	99,946
Financing Activities
Borrowings under Revolving Credit Facility (Note 4)	436,000	—
Principal payments under Revolving Credit Facility (Note 4)	(69,000)	—
Issuances of Public Notes, net of original issue discount (Note 6)	125,644	—
Redemptions of Public Notes (Note 6)	(153,536)	—
Issuances of Prospect Capital InterNotes® (Note 7)	39,757	27,402
Redemptions of Prospect Capital InterNotes®, net (Note 7)	(31,794)	(91,864)
Financing costs paid and deferred	(12,494)	(729)
Dividends paid	(59,849)	(88,321)
Net Cash Provided by (Used in) Financing Activities	274,728	(153,512)

Net Increase (Decrease) in Cash	36,294	(53,566)
Cash at beginning of period	83,758	318,083
Cash at End of Period	$120,052	$264,517
Supplemental Disclosures
Cash paid for interest	$41,437	$43,106
Non-Cash Financing Activities
Value of shares issued through reinvestment of dividends	$5,795	$1,713
Cost basis of investments written off as worthless	$—	$310

See notes to consolidated financial statements.
F-5

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(47)

CCPI Inc.(19)	Electronic Equipment, Instruments & Components	Senior Secured Term Loan A (10.00%, due 12/31/2020)(3)	12/13/2012	$2,825	$2,825	$2,825	0.1%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2020)(3)(46)	12/13/2012	17,651	17,651	17,651	0.5%
		Common Stock (14,857 shares)(16)	12/13/2012		6,759	14,213	0.4%
					27,235	34,689	1.0%
CP Energy Services Inc.(20)	Energy Equipment & Services	Senior Secured Term Loan (13.34% (LIBOR + 11.00% with 1.00% LIBOR floor), due 12/29/2022)(11)	12/29/2017	35,048	35,048	35,048	1.0%
		Series B Convertible Preferred Stock (16.00%, 790 shares)(16)	10/30/2015		63,225	63,225	1.9%
		Common Stock (102,924 shares)(16)	8/2/2013		81,203	44,367	1.3%
					179,476	142,640	4.2%
Credit Central Loan Company, LLC(21)	Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2024)(14)(46)	6/24/2014	51,855	48,345	51,855	1.5%
		Class A Units (10,640,642 units)(14)(16)	6/24/2014		13,731	17,477	0.5%
		Net Revenues Interest (25% of Net Revenues)(14)(16)	1/28/2015		—	1,256	0.1%
					62,076	70,588	2.1%
Echelon Transportation, LLC (f/k/a Echelon Aviation, LLC)	Aerospace & Defense	Senior Secured Term Loan (11.83% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(13)(46)	3/31/2014	32,211	32,211	32,211	0.9%
		Senior Secured Term Loan (11.08% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)(13)(46)	12/9/2016	17,012	17,012	17,012	0.5%
		Membership Interest (100%)(16)	3/31/2014		22,738	38,152	1.1%
					71,961	87,375	2.5%
First Tower Finance Company LLC(23)	Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 10.00% PIK, due 6/24/2019)(14)(46)	6/24/2014	272,170	272,170	272,170	7.9%
		Class A Units (95,709,910 units)(14)(16)	6/24/2014		81,146	173,571	5.1%
					353,316	445,741	13.0%
Freedom Marine Solutions, LLC(24)	Energy Equipment & Services	Membership Interest (100%)(16)	10/1/2009		43,592	14,600	0.4%
					43,592	14,600	0.4%
InterDent, Inc. (52)	Health Care Providers & Services	Senior Secured Term Loan A (7.74% (LIBOR + 5.50% with 0.75% LIBOR floor), due 9/5/2020)(13)	8/3/2012	77,994	77,994	77,994	2.3%
		Senior Secured Term Loan B (16.00% PIK, due 9/5/2020)(13)(46)	8/3/2012	103,090	103,090	103,090	3.0%
		Senior Secured Term Loan A/B (2.49% (LIBOR + 0.25% with 0.75% LIBOR floor), due 9/5/2020)(13)	8/1/2018	14,000	14,000	14,000	0.4%
		Senior Secured Term Loan C (18.00% PIK, due 9/5/2020)(46)	3/22/2018	35,766	35,766	25,215	0.7%
		Senior Secured Term Loan D (1.00% PIK, due 9/5/2020)(46)	9/19/2018	5,001	5,001	—	—%
		Warrants (to purchase 99,900 shares of Common Stock, expires 9/19/2030)(16)	2/23/2018		—	—	—%
					235,851	220,299	6.4%

See notes to consolidated financial statements.
F-6

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(47)

MITY, Inc.(25)	Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)(3)(11)	9/19/2013	$26,250	$26,250	$26,250	0.8%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 1/30/2020)(3)(11)(46)	6/23/2014	24,652	24,652	24,652	0.7%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(14)	9/19/2013	5,702	7,200	5,702	0.2%
		Common Stock (42,053 shares)(16)	9/19/2013		6,849	1,121	—%
					64,951	57,725	1.7%
National Property REIT Corp.(26)	Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.39% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 10.50% PIK, due 4/1/2019)(11)(46)	4/1/2014	293,203	293,203	293,203	8.5%
		Senior Secured Term Loan E (11.39% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.50% PIK, due 4/1/2019)(11)(46)	4/1/2014	217,960	217,960	217,960	6.4%
		Common Stock (3,102,279 shares)	12/31/2013		317,809	453,313	13.2%
		Net Operating Income Interest (5% of Net Operating Income)	12/31/2013		—	107,487	3.1%
					828,972	1,071,963	31.2%
Nationwide Loan Company LLC(27)	Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(14)(46)	6/18/2014	17,410	17,410	17,410	0.5%
		Class A Units (32,456,159 units)(14)	1/31/2013		21,962	15,307	0.4%
					39,372	32,717	0.9%
NMMB, Inc.(28)	Media	Senior Secured Note (14.00%, due 5/6/2021)(3)	5/6/2011	3,714	3,714	3,714	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2021)(3)	6/12/2014	3,900	3,900	3,900	0.1%
		Series A Preferred Stock (7,200 shares)(16)	12/12/2013		7,200	6,971	0.2%
		Series B Preferred Stock (5,669 shares)(16)	12/12/2013		5,669	5,489	0.2%
					20,483	20,074	0.6%
Pacific World Corporation(40)	Personal Products	Revolving Line of Credit – $26,000 Commitment (9.46% (LIBOR + 7.25% with 1.00% LIBOR floor), due 9/26/2020)(13)(15)	9/26/2014	20,825	20,825	20,825	0.6%
		Senior Secured Term Loan A (7.46% (LIBOR + 5.25% with 1.00% LIBOR floor), due 9/26/2020)(13)	12/31/2014	96,000	96,000	96,000	2.8%
		Senior Secured Term Loan B (11.46% PIK (LIBOR + 9.25% with 1.00% LIBOR floor), in non-accrual status effective 5/21/2018, due 9/26/2020)(13)	12/31/2014	99,166	96,500	47,333	1.4%
		Convertible Preferred Equity (100,000 shares)(16)	6/15/2018		15,000	—	—%
		Common Stock (6,778,414 shares)(16)	9/29/2017		—	—	—%
					228,325	164,158	4.8%
R-V Industries, Inc.	Machinery	Senior Subordinated Note (11.39% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)(3)(11)	6/12/2013	28,622	28,622	24,782	0.7%
		Common Stock (745,107 shares)(16)	6/26/2007		6,866	—	—%
					35,488	24,782	0.7%
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)(29)	Energy Equipment & Services	Series A Convertible Preferred Stock (99,900 shares)(16)	11/8/2013		—	2,201	0.1%
		Common Stock (100 shares)(16)	11/8/2013		—	—	—%
					—	2,201	0.1%
See notes to consolidated financial statements.
F-7

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(47)

USES Corp.(30)	Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	$37,821	$31,601	$15,807	0.5%
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	49,787	35,568	—	—%
		Common Stock (268,962 shares)(16)	6/15/2016		—	—	—%
					67,169	15,807	0.5%
Valley Electric Company, Inc.(31)	Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)(3)(11)(46)	12/31/2012	10,430	10,430	10,430	0.3%
		Senior Secured Note (8.00% plus 10.00% PIK, due 6/23/2024)(46)	6/24/2014	32,881	32,881	32,881	1.0%
		Consolidated Revenue Interest (2.0%)(38)	6/22/2018		—	3,328	0.1%
		Common Stock (50,000 shares)	12/31/2012		26,204	35,304	1.0%
					69,515	81,943	2.4%
Wolf Energy, LLC(32)	Energy Equipment & Services	Membership Interest (100%)(16)	7/1/2014		—	—	—%
		Membership Interest in Wolf Energy Services Company, LLC (100%)(16)	3/14/2017		3,838	22	—%
		Net Profits Interest (8% of Equity Distributions)(4)(16)	4/15/2013		—	13	—%
					3,838	35	—%
Total Control Investments (Level 3)					$2,331,620	$2,487,337	72.5%

See notes to consolidated financial statements.
F-8

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Affiliate Investments (5.00% to 24.99% voting control)(48)

Edmentum Ultimate Holdings, LLC(22)	Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $8,032 Commitment (5.00% PIK, due 12/9/2021)(15)(46)	6/9/2015	$177	$177	$177	—%
		Unsecured Senior PIK Note (8.50% PIK, due 12/9/2021)(46)	6/9/2015	7,683	7,683	7,683	0.2%
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 12/9/2021)	6/9/2015	36,127	23,829	17,793	0.5%
		Class A Units (370,964 units)(16)	6/9/2015		6,577	—	—%
					38,266	25,653	0.7%
Nixon, Inc.(39)	Textiles, Apparel & Luxury Goods	Common Stock (857 units)(16)	5/12/2017		—	—	—%
					—	—	—%
Targus Cayman HoldCo Limited(33)	Textiles, Apparel & Luxury Goods	Common Stock (7,383,395 shares)(16)	5/24/2011		9,878	19,670	0.6%
					9,878	19,670	0.6%
United Sporting Companies, Inc.(18)	Distributors	Second Lien Term Loan (13.24% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)(13)	9/28/2012	154,814	127,091	50,670	1.5%
		Common Stock (218,941 shares)(16)	5/2/2017		—	—	—%
					127,091	50,670	1.5%
Total Affiliate Investments (Level 3)					$175,235	$95,993	2.8%

See notes to consolidated financial statements.
F-9

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

ACE Cash Express, Inc.	Consumer Finance	Senior Secured Note (12.00%, due 12/15/2022)(8)(14)	12/15/2017	$20,000	$19,748	$21,371	0.6%
					19,748	21,371	0.6%
AgaMatrix, Inc.	Health Care Equipment & Supplies	Senior Secured Term Loan (11.39% (LIBOR + 9.00% with 1.25% LIBOR floor), due 9/29/2022)(3)(11)	9/29/2017	35,380	35,380	35,380	1.0%
					35,380	35,380	1.0%
American Gilsonite Company(34)	Chemicals	Membership Interest (0.05%, 131 shares)(16)	3/14/2008		—	—	—%
					—	—	—%
Apidos CLO IX	Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 7/15/2023)(5)(14)(17)	7/11/2012	23,525	21	76	—%
					21	76	—%
Apidos CLO XI	Structured Finance	Subordinated Notes (Residual Interest, current yield 7.90%, due 10/17/2028)(5)(14)	1/17/2013	40,500	32,510	25,231	0.7%
					32,510	25,231	0.7%
Apidos CLO XII	Structured Finance	Subordinated Notes (Residual Interest, current yield 13.71%, due 4/15/2031)(5)(14)	4/18/2013	52,203	34,302	26,718	0.8%
					34,302	26,718	0.8%
Apidos CLO XV	Structured Finance	Subordinated Notes (Residual Interest, current yield 12.85%, due 4/20/2031)(5)(14)	10/16/2013	48,515	35,499	27,161	0.8%
					35,499	27,161	0.8%
Apidos CLO XXII	Structured Finance	Subordinated Notes (Residual Interest, current yield 11.34%, due 10/20/2027)(5)(6)(14)	10/14/2015	31,350	27,848	25,122	0.7%
					27,848	25,122	0.7%
Ark-La-Tex Wireline Services, LLC	Energy Equipment & Services	Senior Secured Term Loan B (13.76% (LIBOR + 11.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)(13)	4/8/2014	25,595	1,145	787	—%
					1,145	787	—%
Atlantis Health Care Group (Puerto Rico), Inc.	Health Care Providers & Services	Revolving Line of Credit – $7,000 Commitment (10.84% (LIBOR + 8.50% with 1.50% LIBOR floor), due 8/21/2019)(11)	2/21/2013	7,000	7,000	6,869	0.2%
		Senior Term Loan (10.84% (LIBOR + 8.50% with 1.50% LIBOR floor), due 2/21/2020)(3)(11)	2/21/2013	77,509	77,509	76,063	2.2%
					84,509	82,932	2.4%
ATS Consolidated, Inc.	Electronic Equipment, Instruments & Components	Second Lien Term Loan (9.99% (LIBOR + 7.75%), due 2/27/2026)(8)(13)	3/19/2018	15,000	14,860	15,300	0.5%
					14,860	15,300	0.5%
Autodata, Inc./ Autodata Solutions, Inc.(9)	Software	Second Lien Term Loan (9.49% (LIBOR + 7.25%), due 12/12/2025)(3)(8)(13)	12/14/2017	6,000	5,973	5,973	0.2%
					5,973	5,973	0.2%
Barings CLO 2018-III (f/k/a Babson CLO Ltd. 2014-III)	Structured Finance	Subordinated Notes (Residual Interest, current yield 11.98%, due 7/20/2029)(5)(6)(14)	6/14/2018	83,098	51,204	44,371	1.3%
					51,204	44,371	1.3%
Broder Bros., Co.	Textiles, Apparel & Luxury Goods	Senior Secured Note (10.39% (LIBOR + 8.00% with 1.25% LIBOR floor), due 12/02/2022)(3)(11)	12/4/2017	272,618	272,618	272,618	7.9%
					272,618	272,618	7.9%

See notes to consolidated financial statements.
F-10

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Brookside Mill CLO Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 8.07%, due 1/18/2028)(5)(14)	5/23/2013	$36,300	$18,865	$13,535	0.4%
					18,865	13,535	0.4%
California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.)	Structured Finance	Preference Shares (Residual Interest, current yield 10.74%, due 10/16/2028)(5)(14)	5/8/2012	58,915	41,855	35,997	1.1%
					41,855	35,997	1.1%
Candle-Lite Company, LLC	Household Products	Senior Secured Term Loan A (7.81% (LIBOR + 5.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	12,375	12,375	12,375	0.3%
		Senior Secured Term Loan B (11.81% (LIBOR + 9.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	12,500	12,500	12,500	0.4%
					24,875	24,875	0.7%
Capstone Logistics Acquisition, Inc.	Commercial Services & Supplies	Second Lien Term Loan (10.49% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(13)	10/7/2014	101,030	100,690	101,030	2.9%
					100,690	101,030	2.9%
Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 21.10%, due 7/15/2030)(5)(6)(14)	6/29/2018	25,534	18,797	19,440	0.6%
					18,797	19,440	0.6%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 17.37%, due 10/20/2029)(5)(6)(14)	9/13/2016	32,200	32,705	28,604	0.8%
					32,705	28,604	0.8%
Carlyle C17 CLO Limited (f/k/a Cent CLO 17 Limited)	Structured Finance	Subordinated Notes (Residual Interest, current yield 18.32%, due 4/30/2031)(5)(14)	5/10/2018	24,870	15,850	15,386	0.5%
					15,850	15,386	0.5%
Cent CLO 20 Limited	Structured Finance	Subordinated Notes (Residual Interest, current yield 14.96%, due 1/25/2026)(5)(14)	1/15/2014	40,275	30,792	28,127	0.8%
					30,792	28,127	0.8%
Cent CLO 21 Limited	Structured Finance	Subordinated Notes (Residual Interest, current yield 14.61%, due 7/27/2030)(5)(6)(14)	6/18/2014	49,552	38,539	31,536	0.9%
					38,539	31,536	0.9%
Cent CLO 21 Limited	Structured Finance	Class E Notes (10.99% (LIBOR + 8.65%), due 7/27/2030)(6)(11)(14)(37)	7/27/2018	10,591	9,971	10,866	0.3%
					9,971	10,866	0.3%
Centerfield Media Holding Company(35)	IT Services	Senior Secured Term Loan A (9.34% (LIBOR + 7.00% with 2.00% LIBOR floor), due 1/17/2022)(3)(11)	1/17/2017	75,732	75,732	75,732	2.2%
		Senior Secured Term Loan B (14.84% (LIBOR + 12.50% with 2.00% LIBOR floor), due 1/17/2022)(11)	1/17/2017	78,100	78,100	78,100	2.3%
					153,832	153,832	4.5%
CIFC Funding 2013-III-R, Ltd. (f/k/a CIFC Funding 2013-III, Ltd.)	Structured Finance	Subordinated Notes (Residual Interest, current yield 14.53%, due 4/24/2031)(5)(14)	4/5/2018	44,100	28,368	25,184	0.7%
					28,368	25,184	0.7%
CIFC Funding 2013-IV, Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 16.81%, due 4/28/2031)(5)(14)	11/14/2013	45,500	32,857	27,855	0.8%
					32,857	27,855	0.8%

See notes to consolidated financial statements.
F-11

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

CIFC Funding 2014-IV Investor, Ltd.	Structured Finance	Income Notes (Residual Interest, current yield 8.31%, due 10/19/2026)(5)(6)(14)	9/3/2014	$41,500	$28,175	$22,084	0.6%
					28,175	22,084	0.6%
CIFC Funding 2014-V, Ltd.	Structured Finance	Class F Notes (10.88% (LIBOR + 8.50%), due 10/17/2031)(6)(11)(14)(37)	9/27/2018	10,250	9,943	9,942	0.3%
					9,943	9,942	0.3%
CIFC Funding 2016-I, Ltd.	Structured Finance	Income Notes (Residual Interest, current yield 13.13%, due 10/21/2028)(5)(6)(14)	12/21/2016	34,000	31,247	28,351	0.8%
					31,247	28,351	0.8%
Cinedigm DC Holdings, LLC	Entertainment	Senior Secured Term Loan (11.31% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(11)(46)	2/28/2013	29,965	29,915	29,965	0.9%
					29,915	29,965	0.9%
Class Appraisal, LLC	Real Estate Management & Development	Revolving Line of Credit – $1,500 Commitment (10.64% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/12/2020)(11)(15)	3/12/2018	—	—	—	—%
		Senior Secured Term Loan (10.64% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/10/2023)(3)(11)	3/12/2018	41,580	41,580	41,580	1.2%
					41,580	41,580	1.2%
Coverall North America, Inc.	Commercial Services & Supplies	Senior Secured Term Loan A (8.34% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	16,225	16,225	16,225	0.5%
		Senior Secured Term Loan B (13.34% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	24,375	24,375	24,375	0.7%
					40,600	40,600	1.2%
CP VI Bella Midco	IT Services	Second Lien Term Loan (8.99% (LIBOR + 6.75%, due 12/29/2025)(8)(13)	12/28/2017	5,500	5,486	5,486	0.2%
					5,486	5,486	0.2%
Digital Room, LLC	Commercial Services & Supplies	First Lien Term Loan (7.25% (LIBOR + 5.00% with 1.00% LIBOR floor), due 12/29/2023)(3)(8)(13)	2/9/2018	9,925	9,836	9,925	0.3%
		Second Lien Term Loan (11.00% (LIBOR + 8.75% with 1.00% LIBOR floor), due 12/29/2024)(3)(8)(13)	2/8/2018	57,100	56,326	57,100	1.7%
					66,162	67,025	2.0%
Dunn Paper, Inc.	Paper & Forest Products	Second Lien Term Loan (10.99% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)(3)(8)(13)	10/7/2016	11,500	11,337	11,337	0.3%
					11,337	11,337	0.3%
Dynatrace, LLC	Software	Second Lien Term Loan (9.22% (LIBOR + 7.00%), due 8/23/2026)(8)(13)	8/23/2018	3,000	2,993	2,993	0.1%
					2,993	2,993	0.1%
Easy Gardener Products, Inc.	Household Durables	Senior Secured Term Loan (12.34% (LIBOR + 10.00% with 0.25% LIBOR floor), due 09/30/2020)(3)(11)	10/2/2015	16,894	16,894	15,399	0.5%
					16,894	15,399	0.5%
Engine Group, Inc.(7)	Media	Senior Secured Term Loan (7.39% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/15/2022)(8)(11)	9/25/2017	4,710	4,710	4,690	0.1%
		Second Lien Term Loan (11.39% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/15/2023)(3)(8)(11)	9/25/2017	35,000	35,000	34,320	1.0%
					39,710	39,010	1.1%

See notes to consolidated financial statements.
F-12

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

EXC Holdings III Corp	Technology Hardware, Storage & Peripherals	Second Lien Term Loan (10.04% (LIBOR + 7.50% with 1.00% LIBOR floor), due 12/01/2025)(8)(10)	12/5/2017	$12,500	$12,388	$12,500	0.4%
					12,388	12,500	0.4%
Fleetwash, Inc.	Commercial Services & Supplies	Senior Secured Term Loan B (11.34% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/30/2022)(3)(11)	4/30/2014	21,544	21,544	21,544	0.6%
		Delayed Draw Term Loan – $15,000 Commitment (10.34% (LIBOR + 8.00% with 1.00% LIBOR floor), expires 4/30/2022)(11)(15)	4/30/2014	—	—	—	—%
					21,544	21,544	0.6%
Galaxy XV CLO, Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 10.89%, due 10/15/2030)(5)(14)	3/14/2013	50,525	35,233	30,617	0.9%
					35,233	30,617	0.9%
Galaxy XXVII CLO, Ltd. (f/k/a Galaxy XVI CLO, Ltd.)	Structured Finance	Subordinated Notes (Residual Interest, current yield 10.28%, due 5/16/2031)(5)(14)	4/17/2018	24,575	16,495	13,668	0.4%
					16,495	13,668	0.4%
Galaxy XXVIII CLO, Ltd. (f/k/a Galaxy XVII CLO, Ltd.)	Structured Finance	Subordinated Notes (Residual Interest, current yield 10.85%, due 7/15/2031)(5)(6)(14)	6/27/2014	39,905	28,281	18,664	0.5%
					28,281	18,664	0.5%
Galaxy XXVIII CLO, Ltd.	Structured Finance	Class F Junior Notes (10.82% (LIBOR + 8.48%), due 7/15/2031)(6)(11)(14)(37)	7/16/2018	6,658	6,171	6,616	0.2%
					6,171	6,616	0.2%
H.I.G. ECI Merger Sub, Inc.	IT Services	Senior Secured Term Loan A (7.84% (LIBOR + 5.50% with 1.50% LIBOR floor), due 5/31/2023)(3)(11)	5/31/2018	44,576	44,576	44,576	1.3%
		Senior Secured Term Loan B (12.84% (LIBOR + 10.50% with 1.50% LIBOR floor), due 5/31/2023)(3)(11)	5/31/2018	29,900	29,900	29,900	0.9%
					74,476	74,476	2.2%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 8/15/2023)(5)(14)(17)	8/21/2012	23,188	3,844	4,665	0.1%
					3,844	4,665	0.1%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 4/15/2025)(5)(14)(17)	3/28/2013	40,400	21,359	13,109	0.4%
					21,359	13,109	0.4%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 1.35%, due 4/18/2026)(5)(14)	3/6/2014	24,500	13,315	11,201	0.3%
					13,315	11,201	0.3%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 4/28/2025)(5)(6)(14)(17)	4/28/2014	41,164	23,151	16,598	0.5%
					23,151	16,598	0.5%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 20.18%, due 10/18/2027)(5)(6)(14)	9/3/2015	39,598	34,437	32,319	0.9%
					34,437	32,319	0.9%

See notes to consolidated financial statements.
F-13

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Halyard MD OPCO, LLC	Media	Revolving Line of Credit – $2,000 Commitment (10.39% (LIBOR + 8.00%), due 2/6/2020)(11)(15)	8/6/2018	$—	$—	$—	—%
		First Lien Term Loan (10.39% (LIBOR + 8.00% with 2.00% LIBOR floor), due 8/6/2023)(11)	8/6/2018	11,925	11,925	11,925	0.4%
		Delayed Draw Term Loan – $3,500 Commitment (10.39% (LIBOR + 8.00% with 2.00% LIBOR floor), due 8/6/2019)(11)(15)	8/6/2018	—	—	—	—%
					11,925	11,925	0.4%
Harbortouch Payments, LLC	Commercial Services & Supplies	Escrow Receivable	3/31/2014		—	932	—%
					—	932	—%
HarbourView CLO VII-R, Ltd. (f/k/a HarbourView CLO VII, Ltd.)	Structured Finance	Subordinated Notes (Residual Interest, current yield 18.02%, due 7/18/2031)(5)(6)(14)	6/10/2015	19,025	14,029	13,632	0.4%
					14,029	13,632	0.4%
Help/Systems Holdings, Inc.	Software	Second Lien Term Loan (9.99% (LIBOR + 7.75%), due 3/27/2026)(3)(8)(13)	4/17/2018	11,293	11,246	11,293	0.3%
					11,246	11,293	0.3%
Ingenio, LLC	Interactive Media & Services	Senior Secured Term Loan (9.91% (LIBOR + 7.50% with 1.25% LIBOR floor), due 9/26/2022)(3)(8)(11)	9/25/2017	9,647	9,647	9,647	0.3%
					9,647	9,647	0.3%
Inpatient Care Management Company, LLC	Health Care Providers & Services	Senior Secured Term Loan (10.34% (LIBOR + 8.00% with 1.00% LIBOR floor), due 6/8/2021)(3)(11)	6/8/2016	21,713	21,713	21,713	0.6%
					21,713	21,713	0.6%
Janus International Group, LLC	Building Products	Second Lien Term Loan (9.99% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2026)(3)(8)(13)	2/22/2018	20,000	19,824	20,000	0.6%
					19,824	20,000	0.6%
JD Power and Associates	Capital Markets	Second Lien Term Loan (10.74% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)(3)(8)(13)	9/16/2016	26,675	26,531	26,675	0.8%
					26,531	26,675	0.8%
Jefferson Mill CLO Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 11.66%, due 10/20/2031)(5)(6)(14)	7/28/2015	23,594	18,297	12,917	0.4%
					18,297	12,917	0.4%
K&N Parent, Inc.	Auto Components	Second Lien Term Loan (11.14% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/21/2024)(3)(8)(11)	10/20/2016	25,887	25,388	24,851	0.7%
					25,388	24,851	0.7%
Keystone Acquisition Corp.(36)	Health Care Providers & Services	Second Lien Term Loan (11.64% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)(3)(8)(11)	5/18/2017	50,000	50,000	50,000	1.5%
					50,000	50,000	1.5%
LCM XIV Ltd.	Structured Finance	Income Notes (Residual Interest, current yield 16.64%, due 7/21/2031)(5)(14)	7/11/2013	49,934	27,644	24,770	0.7%
					27,644	24,770	0.7%
Madison Park Funding IX, Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 8/15/2022)(5)(14)(17)	7/18/2012	43,110	1,994	1,624	0.1%
					1,994	1,624	0.1%

See notes to consolidated financial statements.
F-14

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Maverick Healthcare Equity, LLC	Health Care Providers & Services	Preferred Units (10.00%, 1,250,000 units)(16)	10/31/2007		$1,252	$262	—%
		Class A Common Units (1,250,000 units)(16)	10/31/2007		—	—	—%
					1,252	262	—%
MedMark Services, Inc.(51)	Health Care Providers & Services	Second Lien Term Loan (10.35% (LIBOR + 8.25% with 1.00% LIBOR floor), due 3/1/2025)(3)(8)(13)	3/16/2018	$7,000	6,935	6,935	0.2%
					6,935	6,935	0.2%
Memorial MRI & Diagnostic, LLC	Health Care Providers & Services	Senior Secured Term Loan (10.89% (LIBOR + 8.50% with 1.00% LIBOR floor), due 3/16/2022)(11)	3/16/2017	36,735	36,735	36,735	1.1%
					36,735	36,735	1.1%
Mobile Posse, Inc.	Media	First Lien Term Loan (10.89% (LIBOR + 8.50% with 2.00% LIBOR floor), due 4/3/2023)(3)(11)	4/3/2018	27,400	27,400	27,400	0.8%
					27,400	27,400	0.8%
Mountain View CLO 2013-I Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 13.74%, due 10/15/2030)(5)(14)	5/1/2013	43,650	28,823	23,281	0.7%
					28,823	23,281	0.7%
Mountain View CLO IX Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 18.61%, due 7/15/2031)(5)(6)(14)	6/25/2015	47,830	31,489	34,290	1.0%
					31,489	34,290	1.0%
MRP Holdco, Inc.	Professional Services	Senior Secured Term Loan A (6.74% (LIBOR + 4.50% with 1.50% LIBOR floor), due 4/17/2024)(3)(13)	4/17/2018	42,785	42,785	42,785	1.2%
		Senior Secured Term Loan B (10.74% (LIBOR + 8.50% with 1.50% LIBOR floor), due 4/17/2024)(13)	4/17/2018	43,000	43,000	43,000	1.3%
					85,785	85,785	2.5%
Octagon Investment Partners XV, Ltd.	Structured Finance	Income Notes (Residual Interest, current yield 14.33%, due 7/19/2030)(5)(14)	2/20/2013	42,064	32,187	26,641	0.8%
					32,187	26,641	0.8%
Octagon Investment Partners 18-R Ltd. (f/k/a Octagon Investment Partners XVIII, Ltd.)	Structured Finance	Subordinated Notes (Residual Interest, current yield 19.07%, due 4/16/2031)(5)(6)(14)	8/17/2015	46,016	27,409	25,634	0.8%
					27,409	25,634	0.8%
Pearl Intermediate Parent LLC	Health Care Providers & Services	Second Lien Term Loan (8.42% (LIBOR + 6.25%), due 2/15/2026)(8)(13)	2/28/2018	5,000	4,977	4,977	0.1%
					4,977	4,977	0.1%
PeopleConnect Intermediate, LLC (f/k/a Intelius, Inc.)	Interactive Media & Services	Revolving Line of Credit – $1,000 Commitment (11.84% (LIBOR + 9.50% with 1.00% LIBOR floor), due 7/1/2020)(11)(15)	7/1/2015	500	500	500	—%
		Senior Secured Term Loan A (8.84% (LIBOR + 6.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	18,548	18,548	18,548	0.5%
		Senior Secured Term Loan B (14.84% (LIBOR + 12.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	20,023	20,023	20,023	0.6%
					39,071	39,071	1.1%
PGX Holdings, Inc.	Diversified Consumer Services	Second Lien Term Loan (11.24% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(13)	9/29/2014	118,289	118,289	118,289	3.5%
					118,289	118,289	3.5%

See notes to consolidated financial statements.
F-15

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

PharMerica Corporation	Pharmaceuticals	Second Lien Term Loan (9.90% (LIBOR + 7.75% with 1.00% LIBOR floor), due 12/7/2025)(3)(8)(13)	12/7/2017	$12,000	$11,882	$12,000	0.4%
					11,882	12,000	0.4%
Photonis Technologies SAS	Electronic Equipment, Instruments & Components	First Lien Term Loan (9.89% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(8)(11)(14)	9/10/2013	12,872	12,572	12,566	0.4%
					12,572	12,566	0.4%
PlayPower, Inc.	Leisure Products	Second Lien Term Loan (11.14% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(3)(8)(11)	6/23/2015	11,000	10,910	11,000	0.3%
					10,910	11,000	0.3%
Research Now Group, Inc. & Survey Sampling International LLC	Professional Services	First Lien Term Loan (7.74% (LIBOR + 5.50% with 1.00% LIBOR floor), due 12/20/2024)(8)(13)	1/5/2018	9,925	9,461	9,815	0.3%
		Second Lien Term Loan (11.74% (LIBOR + 9.50% with 1.00% LIBOR floor), due 12/20/2025)(8)(13)	1/5/2018	50,000	46,848	48,282	1.4%
					56,309	58,097	1.7%
RGIS Services, LLC	Commercial Services & Supplies	Senior Secured Term Loan (9.74% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(13)	4/20/2017	15,173	15,113	14,320	0.4%
					15,113	14,320	0.4%
RME Group Holding Company	Media	Senior Secured Term Loan A (8.39% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	34,958	34,958	34,958	1.0%
		Senior Secured Term Loan B (13.39% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	24,286	24,286	24,286	0.7%
					59,244	59,244	1.7%
Rocket Software, Inc.	Software	Second Lien Term Loan (11.89% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/14/2024)(3)(8)(11)	10/20/2016	50,000	49,250	50,000	1.5%
					49,250	50,000	1.5%
Romark WM-R Ltd. (f/k/a Washington Mill CLO Ltd.)	Structured Finance	Subordinated Notes (Residual Interest, current yield 14.02%, due 4/20/2031)(5)(6)(14)	5/15/2014	27,725	21,966	16,599	0.5%
					21,966	16,599	0.5%
Rosa Mexicano	Hotels, Restaurants & Leisure	Revolving Line of Credit – $2,500 Commitment (9.89% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(11)(15)	3/29/2018	—	—	—	—%
		Senior Secured Term Loan (9.89% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(3)(11)	3/29/2018	29,625	29,625	29,625	0.9%
					29,625	29,625	0.9%
SCS Merger Sub, Inc.	IT Services	Second Lien Term Loan (11.74% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(8)(13)	11/6/2015	20,000	19,624	20,000	0.6%
					19,624	20,000	0.6%
Securus Technologies Holdings, Inc.	Communications Equipment	Second Lien Term Loan (10.49% (LIBOR + 8.25% with 1.00% LIBOR floor), due 11/01/2025)(3)(8)(13)	11/3/2017	48,000	47,872	48,000	1.4%
					47,872	48,000	1.4%

See notes to consolidated financial statements.
F-16

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

SEOTownCenter, Inc.	IT Services	Senior Secured Term Loan A (9.84% (LIBOR + 7.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	$24,500	$24,500	$24,500	0.7%
		Senior Secured Term Loan B (14.84% (LIBOR + 12.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	17,000	17,000	17,000	0.5%
					41,500	41,500	1.2%
SESAC Holdco II LLC	Entertainment	Second Lien Term Loan (9.49% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)(8)(13)	3/2/2017	3,000	2,976	2,976	0.1%
					2,976	2,976	0.1%
SMG US Midco	Hotels, Restaurants & Leisure	Second Lien Term Loan (9.24% (LIBOR + 7.00%), due 1/23/2026)(3)(8)(13)	1/23/2018	7,500	7,483	7,483	0.2%
					7,483	7,483	0.2%
Spartan Energy Services, Inc.	Energy Equipment & Services	Senior Secured Term Loan A (8.08% (LIBOR + 6.00% with 1.00% LIBOR floor), due 12/28/2018)(13)	10/20/2014	13,156	12,840	13,156	0.4%
		Senior Secured Term Loan B (14.08% PIK (LIBOR + 12.00% with 1.00% LIBOR floor), due 12/28/2018)(13)(46)	10/20/2014	18,899	18,174	18,899	0.5%
					31,014	32,055	0.9%
Spectrum Holdings III Corp	Health Care Equipment & Supplies	Second Lien Term Loan (9.24% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/31/2026)(8)(13)	1/31/2018	7,500	7,465	7,465	0.2%
					7,465	7,465	0.2%
Strategic Materials	Household Durables	Second Lien Term Loan (10.09% (LIBOR + 7.75% with 1.00% LIBOR floor), due 11/1/2025)(3)(8)(11)	11/1/2017	7,000	6,938	6,360	0.2%
					6,938	6,360	0.2%
Stryker Energy, LLC	Energy Equipment & Services	Overriding Royalty Interests(43)	12/4/2006		—	—	—%
					—	—	—%
Sudbury Mill CLO Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 8.52%, due 1/17/2026)(5)(14)	12/5/2013	28,200	18,119	15,178	0.4%
					18,119	15,178	0.4%
Symphony CLO XIV Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 0.92%, due 7/14/2026)(5)(6)(14)	5/29/2014	49,250	33,606	25,550	0.7%
					33,606	25,550	0.7%
Symphony CLO XV, Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 8.39%, due 10/17/2026)(5)(14)	11/17/2014	50,250	39,265	31,922	0.9%
					39,265	31,922	0.9%
TGP HOLDINGS III LLC	Household Durables	Second Lien Term Loan (10.86% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/25/2025)(8)(11)	10/3/2017	3,000	2,961	2,961	0.1%
					2,961	2,961	0.1%
TouchTunes Interactive Networks, Inc.	Entertainment	Second Lien Term Loan (10.36% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(3)(8)(13)	5/29/2015	14,000	13,931	14,000	0.4%
					13,931	14,000	0.4%
Town & Country Holdings, Inc.	Distributors	First Lien Term Loan (11.89% (LIBOR + 8.50% with 1.50% LIBOR floor), due 1/26/2023)(3)(11)	1/26/2018	174,191	174,191	174,191	5.1%
					174,191	174,191	5.1%

See notes to consolidated financial statements.
F-17

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Transplace Holdings, Inc.	Transportation Infrastructure	Second Lien Term Loan (10.90% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/6/2025)(3)(8)(13)	10/5/2017	$28,104	$27,515	$28,104	0.8%
					27,515	28,104	0.8%
Turning Point Brands, Inc.(42)	Tobacco	Second Lien Term Loan (9.15% (LIBOR + 7.00%), due 3/7/2024)(3)(8)(13)	2/17/2017	14,500	14,399	14,399	0.4%
					14,399	14,399	0.4%
Universal Fiber Systems, LLC	Textiles, Apparel & Luxury Goods	Second Lien Term Loan (11.70% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(12)	10/2/2015	37,000	36,578	37,000	1.1%
					36,578	37,000	1.1%
Universal Turbine Parts, LLC	Trading Companies & Distributors	Senior Secured Term Loan A (8.09% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)(11)	7/22/2016	31,200	31,200	27,181	0.8%
		Senior Secured Term Loan B (14.09% (LIBOR + 11.75% with 1.00% LIBOR floor), in non-accrual status effective 7/1/2018, due 7/22/2021)(11)	7/22/2016	32,500	32,500	17,948	0.5%
					63,700	45,129	1.3%
USG Intermediate, LLC	Leisure Products	Revolving Line of Credit – $2,000 Commitment (11.49% (LIBOR + 9.25% with 1.00% LIBOR floor), due 8/24/2019)(13)(15)	4/15/2015	1,500	1,500	1,500	0.1%
		Senior Secured Term Loan A (8.99% (LIBOR + 6.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	10,560	10,560	10,560	0.3%
		Senior Secured Term Loan B (13.99% (LIBOR + 11.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	20,492	20,492	20,492	0.6%
		Equity(16)	4/15/2015		1	—	—%
					32,553	32,552	1.0%
UTZ Quality Foods, LLC	Food Products	Second Lien Term Loan (9.49% (LIBOR + 7.25%), due 11/21/2025)(3)(8)(13)	11/21/2017	10,000	9,888	9,888	0.3%
					9,888	9,888	0.3%
VC GB Holdings, Inc.	Household Durables	Subordinated Secured Term Loan (10.24% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)(3)(8)(13)	2/28/2017	12,933	12,693	12,933	0.4%
					12,693	12,933	0.4%
Venio LLC	Professional Services	Second Lien Term Loan (4.00% plus PIK 10.00% (LIBOR + 7.50% with 2.50% LIBOR floor), due 2/19/2020)(11)(46)	2/19/2014	22,605	19,080	21,726	0.6%
					19,080	21,726	0.6%
Voya CLO 2012-2, Ltd.	Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	8/28/2012	38,070	450	683	—%
					450	683	—%
Voya CLO 2012-3, Ltd.	Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	10/18/2012	46,632	—	683	—%
					—	683	—%
Voya CLO 2012-4, Ltd.	Structured Finance	Income Notes (Residual Interest, current yield 11.92%, due 10/16/2028)(5)(14)	11/29/2012	40,613	30,974	28,353	0.8%
					30,974	28,353	0.8%
Voya CLO 2014-1, Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 16.20%, due 4/18/2031)(5)(6)(14)	3/13/2014	40,773	28,696	25,197	0.7%
					28,696	25,197	0.7%
Voya CLO 2016-3, Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 12.53%, due 10/18/2027)(5)(6)(14)	10/27/2016	28,100	27,472	22,702	0.7%
					27,472	22,702	0.7%

See notes to consolidated financial statements.
F-18

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				September 30, 2018 (Unaudited)
Portfolio Company	Industry	Investments(1)(44)	Acquisition Date	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Voya CLO 2017-3, Ltd.	Structured Finance	Subordinated Notes (Residual Interest, current yield 12.27%, due 7/20/2030)(5)(6)(14)	7/12/2017	$44,885	$48,253	$42,624	1.2%
					48,253	42,624	1.2%
VT Topco, Inc.	Commercial Services & Supplies	Second Lien Term Loan (9.34% (LIBOR + 7.00%), due 8/17/2026)(8)(11)	8/23/2018	7,000	6,966	6,966	0.2%
					6,966	6,966	0.2%
Wink Holdco, Inc.	Insurance	Second Lien Term Loan (9.00% (LIBOR + 6.75% with 1.00% LIBOR floor), due 12/1/2025)(3)(8)(13)	12/1/2017	3,000	2,987	2,987	0.1%
					2,987	2,987	0.1%
	Total Non-Control/Non-Affiliate Investments (Level 3)				$3,532,959	$3,353,353	97.7%

		Total Portfolio Investments (Level 3)			$6,039,814	$5,936,683	173.0%

See notes to consolidated financial statements.
F-19

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

CCPI Inc.(19)	Ohio / Electronic Equipment, Instruments & Components	Senior Secured Term Loan A (10.00%, due 12/31/2020)(3)	12/13/2012	$2,881	$2,881	$2,881	0.1%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2020)(3)(46)	12/13/2012	17,819	17,819	17,819	0.5%
		Common Stock (14,857 shares)(16)	12/13/2012		6,759	15,056	0.4%
					27,459	35,756	1.0%
CP Energy Services Inc.(20)	Oklahoma / Energy Equipment & Services	Senior Secured Term Loan (13.31% (LIBOR + 11.00% with 1.00% LIBOR floor), due 12/29/2022)(11)	12/29/2017	35,048	35,048	35,048	1.0%
		Series B Convertible Preferred Stock (16.00%, 790 shares)(16)	10/30/2015		63,225	63,225	1.9%
		Common Stock (102,924 shares)(16)	8/2/2013		81,203	24,988	0.7%
					179,476	123,261	3.6%
Credit Central Loan Company, LLC(21)	South Carolina / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2024)(14)(46)	6/24/2014	51,855	47,496	51,855	1.5%
		Class A Units (10,640,642 units)(14)(16)	6/24/2014		13,731	23,196	0.7%
		Net Revenues Interest (25% of Net Revenues)(14)(16)	1/28/2015		—	1,626	0.1%
					61,227	76,677	2.3%
Echelon Transportation, LLC (f/k/a Echelon Aviation, LLC)	New York / Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(13)(46)	3/31/2014	31,055	31,055	31,055	0.9%
		Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)(13)(46)	12/9/2016	16,044	16,044	16,044	0.5%
		Membership Interest (100%)(16)	3/31/2014		22,738	35,179	1.0%
					69,837	82,278	2.4%
First Tower Finance Company LLC(23)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 10.00% PIK, due 6/24/2019)(14)(46)	6/24/2014	273,066	273,066	273,066	8.0%
		Class A Units (95,709,910 units)(14)(16)	6/24/2014		81,146	169,944	5.0%
					354,212	443,010	13.0%
Freedom Marine Solutions, LLC(24)	Louisiana / Energy Equipment & Services	Membership Interest (100%)(16)	10/1/2009		43,592	13,037	0.4%
					43,592	13,037	0.4%
InterDent, Inc. (52)	California / Health Care Providers & Services	Senior Secured Term Loan A (7.59% (LIBOR + 5.50% with 0.75% LIBOR floor), due 12/31/2017, past due)(13)	8/3/2012	77,994	77,994	77,994	2.3%
		Senior Secured Term Loan B (8.34% (LIBOR + 6.25% with 0.75% LIBOR floor) plus 4.25% PIK, due 12/31/2017, past due)(13)	8/3/2012	131,558	131,558	119,627	3.5%
		Senior Secured Term Loan C (18.00% PIK, due on demand)(46)	3/22/2018	3,149	3,149	—	—%
		Warrants (to purchase 4,900 shares of Common Stock, expires 3/22/2030)(16)	2/23/2018		—	—	—%
					212,701	197,621	5.8%

See notes to consolidated financial statements.
F-20

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

MITY, Inc.(25)	Utah / Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)(3)(11)	9/19/2013	$26,250	$26,250	$26,250	0.8%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 1/30/2020)(3)(11)(46)	6/23/2014	24,442	24,442	24,442	0.7%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(14)	9/19/2013	5,563	7,200	5,563	0.1%
		Common Stock (42,053 shares)(16)	9/19/2013		6,849	2,639	0.1%
					64,741	58,894	1.7%
National Property REIT Corp.(26)	Various / Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 10.50% PIK, due 4/1/2019)(13)(46)	4/1/2014	293,203	293,203	293,203	8.6%
		Senior Secured Term Loan E (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.50% PIK, due 4/1/2019)(13)(46)	4/1/2014	226,180	226,180	226,180	6.7%
		Common Stock (3,042,393 shares)	12/31/2013		307,604	436,105	12.8%
		Net Operating Income Interest (5% of Net Operating Income)	12/31/2013		—	99,488	2.9%
					826,987	1,054,976	31.0%
Nationwide Loan Company LLC(27)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(14)(46)	6/18/2014	17,410	17,410	17,410	0.5%
		Class A Units (32,456,159 units)(14)(16)	1/31/2013		21,962	16,443	0.5%
					39,372	33,853	1.0%
NMMB, Inc.(28)	New York / Media	Senior Secured Note (14.00%, due 5/6/2021)(3)	5/6/2011	3,714	3,714	3,714	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2021)(3)	6/12/2014	4,900	4,900	4,900	0.2%
		Series A Preferred Stock (7,200 shares)(16)	12/12/2013		7,200	5,663	0.2%
		Series B Preferred Stock (5,669 shares)(16)	12/12/2013		5,669	4,458	0.1%
					21,483	18,735	0.6%
Pacific World Corporation(40)	California / Personal Products	Revolving Line of Credit – $26,000 Commitment (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 9/26/2020)(13)(15)	9/26/2014	20,825	20,825	20,825	0.6%
		Senior Secured Term Loan A (7.34% (LIBOR + 5.25% with 1.00% LIBOR floor), due 9/26/2020)(13)	12/31/2014	96,250	96,250	96,250	2.8%
		Senior Secured Term Loan B (11.34% PIK (LIBOR + 9.25% with 1.00% LIBOR floor), in non-accrual status effective 5/21/2018, due 9/26/2020)(13)	12/31/2014	96,500	96,500	47,945	1.4%
		Convertible Preferred Equity (100,000 shares)(16)	6/15/2018		15,000	—	—%
		Common Stock (6,778,414 shares)(16)	9/29/2017		—	—	—%
					228,575	165,020	4.8%
R-V Industries, Inc.	Pennsylvania / Machinery	Senior Subordinated Note (11.34% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)(11)	6/12/2013	28,622	28,622	28,622	0.8%
		Common Stock (745,107 shares)(16)	6/26/2007		6,866	3,264	0.1%
					35,488	31,886	0.9%

See notes to consolidated financial statements.
F-21

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)(29)	Texas / Energy Equipment & Services	Series A Convertible Preferred Stock (6.50%, 99,000 shares)(16)	11/8/2013		$—	$2,194	0.1%
		Common Stock (100 shares)(16)	11/8/2013		—	—	—%
					—	2,194	0.1%
USES Corp.(30)	Texas / Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	$36,964	31,601	16,319	0.5%
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	3/31/2014	47,866	35,568	—	—%
		Common Stock (268,962 shares)(16)	6/15/2016		—	—	—%
					67,169	16,319	0.5%
Valley Electric Company, Inc.(31)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)(3)(11)(46)	12/31/2012	10,430	10,430	10,430	0.3%
		Senior Secured Note (8.00% plus 10.00% PIK, due 6/23/2024)(46)	6/24/2014	27,781	27,781	27,781	0.8%
		Consolidated Revenue Interest (2.0%)	6/22/2018		—	—	—%
		Common Stock (50,000 shares)(16)	12/31/2012		26,204	12,586	0.4%
					64,415	50,797	1.5%
Wolf Energy, LLC(32)	Kansas / Energy Equipment & Services	Membership Interest (100%)(16)	7/1/2014		—	—	—%
		Membership Interest in Wolf Energy Services Company, LLC (100%)(16)	3/14/2017		3,792	—	—%
		Net Profits Interest (8% of Equity Distributions)(4)(16)	4/15/2013		—	12	—%
					3,792	12	—%
Total Control Investments (Level 3)					$2,300,526	$2,404,326	70.6%

Affiliate Investments (5.00% to 24.99% voting control)(50)

Edmentum Ultimate Holdings, LLC(22)	Minnesota / Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 12/9/2021)(15)	6/9/2015	$7,834	$7,834	$7,834	0.2%
		Unsecured Senior PIK Note (8.50% PIK, due 12/9/2021)(46)	6/9/2015	7,520	7,520	7,520	0.2%
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 12/9/2021)	6/9/2015	35,226	23,828	19,862	0.6%
		Class A Units (370,964 units)(16)	6/9/2015		6,577	—	—%
					45,759	35,216	1.0%
Nixon, Inc.(39)	California / Textiles, Apparel & Luxury Goods	Common Stock (857 units)(16)	5/12/2017		—	—	—%
					—	—	—%
Targus International, LLC(33)	California / Textiles, Apparel & Luxury Goods	Common Stock (7,383,395 shares)(16)	5/24/2011		9,878	23,220	0.7%
					9,878	23,220	0.7%
Total Affiliate Investments (Level 3)					$55,637	$58,436	1.7%
See notes to consolidated financial statements.
F-22

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

ACE Cash Express, Inc.	Texas / Consumer Finance	Senior Secured Note (12.00%, due 12/15/2022)(8)(14)	12/15/2017	$20,000	$19,733	$21,594	0.6%
					19,733	21,594	0.6%
AgaMatrix, Inc.	New Hampshire / Healthcare Equipment and Supplies	Senior Secured Term Loan (11.33% (LIBOR + 9.00% with 1.25% LIBOR floor), due 9/29/2022)(3)(11)	9/29/2017	35,815	35,815	35,815	1.1%
					35,815	35,815	1.1%
American Gilsonite Company(34)	Utah / Chemicals	Membership Interest (0.05%, 131 shares)(16)	3/14/2008		—	—	—%
					—	—	—%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 7/15/2023)(5)(14)(17)	7/11/2012	23,525	21	76	—%
					21	76	—%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 7.80%, due 1/17/2028)(5)(14)	1/17/2013	40,500	32,397	25,000	0.7%
					32,397	25,000	0.7%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.35%, due 4/15/2031)(5)(14)	4/18/2013	52,203	35,014	26,518	0.8%
					35,014	26,518	0.8%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.14%, due 4/20/2031)(5)(14)	10/16/2013	48,515	35,776	26,960	0.8%
					35,776	26,960	0.8%
Apidos CLO XXII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.65%, due 10/20/2027)(5)(6)(14)	10/14/2015	31,350	27,496	25,047	0.7%
					27,496	25,047	0.7%
Ark-La-Tex Wireline Services, LLC	Louisiana / Energy Equipment & Services	Senior Secured Term Loan B (13.59% (LIBOR + 11.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)(13)	4/8/2014	25,595	1,145	787	—%
					1,145	787	—%
Armor Holding II LLC	New York / Commercial Services & Supplies	Second Lien Term Loan (11.10% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(8)(13)	6/26/2018	7,000	6,949	7,000	0.2%
					6,949	7,000	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Health Care Providers & Services	Revolving Line of Credit – $7,000 Commitment (10.81% (LIBOR + 8.50% with 1.50% LIBOR floor), due 8/21/2019)(11)(15)	2/21/2013	7,000	7,000	6,900	0.2%
		Senior Term Loan (10.81% (LIBOR + 8.50% with 1.50% LIBOR floor), due 2/21/2020)(3)(11)	2/21/2013	77,713	77,713	76,607	2.2%
					84,713	83,507	2.4%
ATS Consolidated, Inc.	Arizona / Electronic Equipment, Instruments & Components	Second Lien Term Loan (9.84% (LIBOR + 7.75%, due 2/27/2026)(8)(13)	3/19/2018	15,000	14,856	14,873	0.4%
					14,856	14,873	0.4%

See notes to consolidated financial statements.
F-23

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Autodata, Inc. / Autodata Solutions, Inc.(9)	Canada / Software	Second Lien Term Loan (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 12/12/2025)(8)(13)	12/14/2017	$6,000	$5,972	$5,972	0.2%
					5,972	5,972	0.2%
Barings CLO 2018-III (f/k/a Babson CLO Ltd. 2014-III)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.35%, due 7/20/2029)(5)(6)(14)	6/14/2018	83,098	49,688	46,933	1.4%
					49,688	46,933	1.4%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Note (10.33% (LIBOR + 8.00% with 1.25% LIBOR floor), due 12/02/2022)(3)(11)	12/4/2017	274,009	274,009	274,009	8.0%
					274,009	274,009	8.0%
Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 8.73%, due 1/18/2028)(5)(14)	5/23/2013	36,300	19,287	13,466	0.4%
					19,287	13,466	0.4%
California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.)	Cayman Islands / Structured Finance	Preference Shares (Residual Interest, current yield 12.20%, due 10/16/2028)(5)(14)	5/8/2012	58,915	41,645	35,852	1.1%
					41,645	35,852	1.1%
Candle-Lite Company, LLC	Ohio / Household & Personal Products	Senior Secured Term Loan A (7.81% (LIBOR + 5.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	12,438	12,438	12,438	0.3%
		Senior Secured Term Loan B (11.81% (LIBOR + 9.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	1/23/2018	12,500	12,500	12,500	0.4%
					24,938	24,938	0.7%
Capstone Logistics Acquisition, Inc.	Georgia / Commercial Services & Supplies	Second Lien Term Loan (10.34% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(13)	10/7/2014	101,030	100,669	100,136	2.9%
					100,669	100,136	2.9%
Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 20.73%, due 7/15/2030)(5)(6)(14)	6/29/2018	25,534	17,832	18,807	0.6%
					17,832	18,807	0.6%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.00%, due 10/20/2029)(5)(6)(14)	9/13/2016	32,200	32,364	29,080	0.9%
					32,364	29,080	0.9%
Carlyle C17 CLO Limited (f/k/a Cent CLO 17 Limited)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.34%, due 4/30/2031)(5)(14)	5/10/2018	24,870	15,140	15,196	0.4%
					15,140	15,196	0.4%
Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.40%, due 1/25/2026)(5)(14)	1/15/2014	40,275	31,692	28,269	0.8%
					31,692	28,269	0.8%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.56%, due 7/27/2026)(5)(6)(14)	6/18/2014	48,528	36,311	33,703	1.0%
					36,311	33,703	1.0%

See notes to consolidated financial statements.
F-24

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Centerfield Media Holding Company(35)	California / Internet Software & Services	Senior Secured Term Loan A (9.31% (LIBOR + 7.00% with 2.00% LIBOR floor), due 1/17/2022)(3)(11)	1/17/2017	$66,300	$66,300	$66,300	1.9%
		Senior Secured Term Loan B (14.81% (LIBOR + 12.50% with 2.00% LIBOR floor), due 1/17/2022)(11)	1/17/2017	68,000	68,000	68,000	2.0%
					134,300	134,300	3.9%
CIFC Funding 2013-III-R, Ltd. (f/k/a CIFC Funding 2013-III, Ltd.)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.43%, due 4/24/2031)(5)(14)	4/5/2018	44,100	27,624	25,250	0.7%
					27,624	25,250	0.7%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.31%, due 4/28/2031)(5)(14)	11/14/2013	45,500	31,503	27,697	0.8%
					31,503	27,697	0.8%
CIFC Funding 2014-IV Investor, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 8.46%, due 10/19/2026)(5)(6)(14)	9/3/2014	41,500	28,512	23,715	0.7%
					28,512	23,715	0.7%
CIFC Funding 2016-I, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 13.11%, due 10/21/2028)(5)(6)(14)	12/21/2016	34,000	31,179	27,998	0.8%
					31,179	27,998	0.8%
Cinedigm DC Holdings, LLC	New York / Media	Senior Secured Term Loan (11.31% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(11)(46)	2/28/2013	31,460	31,410	31,460	0.9%
					31,410	31,460	0.9%
Class Appraisal, LLC	Michigan / Real Estate Management & Development	Revolving Line of Credit – $1,500 Commitment (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/12/2020)(11)(15)	3/12/2018	—	—	—	—
		Senior Secured Term Loan (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/10/2023)(3)(11)	3/12/2018	41,860	41,860	41,860	—
					41,860	41,860	1.2%
Coverall North America, Inc.	Florida / Commercial Services & Supplies	Senior Secured Term Loan A (8.31% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	19,100	19,100	19,100	—
		Senior Secured Term Loan B (13.31% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	11/2/2015	24,750	24,750	24,750	—
					43,850	43,850	1.3%
CP VI Bella Midco	Pennsylvania / IT Services	Second Lien Term Loan (8.84% (LIBOR + 6.75%, due 12/29/2025)(8)(13)	12/28/2017	2,000	1,990	1,990	—
					1,990	1,990	0.1%
CURO Financial Technologies Corp.	Canada / Consumer Finance	Senior Secured Notes (12.00%, due 3/1/2022)(8)(14)	2/1/2017	10,896	10,837	11,844	0.3%
					10,837	11,844	0.3%
Digital Room, LLC	California / Commercial Services & Supplies	First Lien Term Loan (7.10% (LIBOR + 5.00% with 1.00% LIBOR floor), due 12/29/2023)(3)(8)(13)	2/9/2018	9,950	9,857	9,925	0.3%
		Second Lien Term Loan (10.85% (LIBOR + 8.75% with 1.00% LIBOR floor), due 12/29/2024)(3)(8)(13)	2/8/2018	57,100	56,295	57,100	1.7%
					66,152	67,025	2.0%

See notes to consolidated financial statements.
F-25

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Dunn Paper, Inc.	Georgia / Paper & Forest Products	Second Lien Term Loan (10.84% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)(3)(8)(13)	10/7/2016	$11,500	$11,328	$11,226	0.3%
					11,328	11,226	0.3%
Easy Gardener Products, Inc.	Texas / Household Durables	Senior Secured Term Loan (12.31% (LIBOR + 10.00% with 0.25% LIBOR floor), due 09/30/2020)(11)	10/2/2015	16,894	16,894	15,728	0.5%
					16,894	15,728	0.5%
Engine Group, Inc.(7)	California / Media	Senior Secured Term Loan (7.08% (LIBOR + 4.75% with 1.00% LIBOR floor), due 9/15/2022)(8)(11)	9/25/2017	4,813	4,813	4,813	0.1%
		Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 9/15/2023)(3)(8)(11)	9/25/2017	35,000	35,000	35,000	1.0%
					39,813	39,813	1.1%
EXC Holdings III Corp	Massachusetts / Technology Hardware, Storage & Peripherals	Second Lien Term Loan (9.97% (LIBOR + 7.50% with 1.00% LIBOR floor), due 12/01/2025)(8)(10)	12/5/2017	12,500	12,384	12,500	0.4%
					12,384	12,500	0.4%
Fleetwash, Inc.	New Jersey / Commercial Services & Supplies	Senior Secured Term Loan B (11.31% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/30/2022)(3)(11)	4/30/2014	21,544	21,544	21,544	0.6%
		Delayed Draw Term Loan – $15,000 Commitment (10.31% (LIBOR + 8.00% with 1.00% LIBOR floor), expires 4/30/2022)(11)(15)	4/30/2014	—	—	—	—%
					21,544	21,544	0.6%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.42%, due 10/15/2030)(5)(14)	3/14/2013	50,525	34,853	30,457	0.9%
					34,853	30,457	0.9%
Galaxy XXVII CLO, Ltd. (f/k/a Galaxy XVI CLO, Ltd.)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.57%, due 5/16/2031)(5)(14)	4/17/2018	24,575	16,936	13,688	0.4%
					16,936	13,688	0.4%
Galaxy XXVIII CLO, Ltd. (f/k/a Galaxy XVII CLO, Ltd.)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.89%, due 7/15/2031)(5)(6)(14)	6/27/2014	39,905	28,009	22,335	0.7%
					28,009	22,335	0.7%
Galaxy XXVIII CLO, Ltd.	Cayman Islands / Structured Finance	Class F Junior Notes (LIBOR + 8.48%, due 7/15/2031)(6)(11)(14)(37)		6,658	6,159	6,159	0.2%
					6,159	6,159	0.2%
H.I.G. ECI Merger Sub, Inc.	Massachusetts / IT Services	Revolving Line of Credit – $5,000 Commitment (9.81% (LIBOR + 7.50% with 1.50% LIBOR floor), due 9/30/2018)(11)	5/31/2018	—	—	—	—%
		Senior Secured Term Loan A (7.81% (LIBOR + 5.50% with 1.50% LIBOR floor), due 5/31/2023)(11)	5/31/2018	44,688	44,688	44,688	1.3%
		Senior Secured Term Loan B (12.81% (LIBOR + 10.50% with 1.50% LIBOR floor), due 5/31/2023)(11)	5/31/2018	29,900	29,900	29,900	0.9%
					74,588	74,588	2.2%

See notes to consolidated financial statements.
F-26

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 8/15/2023)(5)(14)(17)	8/21/2012	$23,188	$3,869	$3,125	0.1%
					3,869	3,125	0.1%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 4/15/2025)(5)(14)(17)	3/28/2013	40,400	22,057	11,017	0.3%
					22,057	11,017	0.3%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.30%, due 4/18/2026)(5)(14)	3/6/2014	24,500	14,007	11,647	0.3%
					14,007	11,647	0.3%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 8.64%, due 4/28/2025)(5)(6)(14)	4/28/2014	41,164	24,290	19,050	0.6%
					24,290	19,050	0.6%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 19.80%, due 10/18/2027)(5)(6)(14)	9/3/2015	39,598	34,675	32,513	1.0%
					34,675	32,513	1.0%
Harbortouch Payments, LLC	Pennsylvania / Commercial Services & Supplies	Escrow Receivable	3/31/2014		—	917	—%
					—	917	—%
HarbourView CLO VII-R, Ltd. (f/k/a HarbourView CLO VII, Ltd.)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.94%, due 7/18/2031)(5)(6)(14)	6/10/2015	19,025	13,411	13,689	0.4%
					13,411	13,689	0.4%
Help/Systems Holdings, Inc.	Minnesota / Software	Second Lien Term Loan (9.84% (LIBOR + 7.75%, due 3/27/2026)(8)(13)	4/17/2018	11,293	11,244	11,293	0.3%
					11,244	11,293	0.3%
Ingenio, LLC	California / Internet Software & Services	Senior Secured Term Loan (9.82% (LIBOR + 7.50% with 1.25% LIBOR floor), due 9/26/2022)(3)(8)(11)	9/25/2017	9,647	9,647	9,647	0.3%
					9,647	9,647	0.3%
Inpatient Care Management Company, LLC	Florida / Health Care Providers & Services	Senior Secured Term Loan (10.31% (LIBOR + 8.00% with 1.00% LIBOR floor), due 6/8/2021)(3)(11)	6/8/2016	23,698	23,698	23,698	0.7%
					23,698	23,698	0.7%
Janus International Group, LLC	Georgia / Building Products	Second Lien Term Loan (9.84% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2026)(8)(13)	2/22/2018	10,000	9,905	10,000	0.3%
					9,905	10,000	0.3%
JD Power and Associates	California / Capital Markets	Second Lien Term Loan (10.59% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)(3)(8)(13)	9/16/2016	20,000	19,799	20,000	0.6%
					19,799	20,000	0.6%
Jefferson Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 7.20%, due 7/20/2027)(5)(6)(14)	7/28/2015	19,500	16,078	12,392	0.4%
					16,078	12,392	0.4%
K&N Parent, Inc.	California / Auto Components	Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/21/2024)(3)(8)(11)	10/20/2016	12,887	12,681	12,887	0.4%
					12,681	12,887	0.4%

See notes to consolidated financial statements.
F-27

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Keystone Acquisition Corp.(36)	Pennsylvania / Health Care Providers & Services	Second Lien Term Loan (11.58% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)(3)(8)(11)	5/18/2017	$50,000	$50,000	$50,000	1.5%
					50,000	50,000	1.5%
LCM XIV Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.28%, due 7/21/2031)(5)(14)	7/11/2013	49,934	26,516	24,257	0.7%
					26,516	24,257	0.7%
Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 57.45%, due 8/15/2022)(5)(14)	7/18/2012	43,110	2,058	2,200	0.1%
					2,058	2,200	0.1%
Maverick Healthcare Equity, LLC	Arizona / Health Care Providers & Services	Preferred Units (10.00%, 1,250,000 units)(16)	10/31/2007		1,252	446	—%
		Class A Common Units (1,250,000 units)(16)	10/31/2007		—	—	—%
					1,252	446	—%
MedMark Services, Inc.(51)	Texas / Health Care Providers & Services	Second Lien Term Loan (10.55% (LIBOR + 8.25% with 1.00% LIBOR floor), due 3/1/2025)(3)(8)(11)	3/16/2018	7,000	6,933	6,933	0.2%
					6,933	6,933	0.2%
Memorial MRI & Diagnostic, LLC	Texas / Health Care Providers & Services	Senior Secured Term Loan (10.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 3/16/2022)(11)	3/16/2017	36,925	36,925	36,925	1.1%
					36,925	36,925	1.1%
Mobile Posse, Inc.	Virginia / Media	First Lien Term Loan (10.83% (LIBOR + 8.50% with 2.00% LIBOR floor), due 4/3/2023)(3)(11)	4/3/2018	27,700	27,700	27,700	0.8%
					27,700	27,700	0.8%
Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.66%, due 10/15/2030)(5)(14)	5/1/2013	43,650	28,357	23,267	0.7%
					28,357	23,267	0.7%
Mountain View CLO IX Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.63%, due 7/15/2031)(5)(6)(14)	6/25/2015	47,830	31,528	37,333	1.1%
					31,528	37,333	1.1%
MRP Holdco, Inc.	Massachusetts / IT Services	Senior Secured Term Loan A (6.59% (LIBOR + 4.50% with 1.50% LIBOR floor), due 4/17/2024)(3)(13)	4/17/2018	43,000	43,000	43,000	1.3%
		Senior Secured Term Loan B (10.59% (LIBOR + 8.50% with 1.50% LIBOR floor), due 4/17/2024)(13)	4/17/2018	43,000	43,000	43,000	1.3%
					86,000	86,000	2.6%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.58%, due 7/19/2030)(5)(14)	2/20/2013	42,063	31,734	26,350	0.8%
					31,734	26,350	0.8%
Octagon Investment Partners 18-R Ltd. (f/k/a Octagon Investment Partners XVIII, Ltd.)	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 17.26%, due 4/16/2031)(5)(6)(14)	8/17/2015	46,016	27,295	26,420	0.8%
					27,295	26,420	0.8%
Pearl Intermediate Parent LLC	Connecticut / Health Care Providers & Services	Second Lien Term Loan (8.33% (LIBOR + 6.25%, due 2/15/2026)(8)(13)	2/28/2018	5,000	4,976	5,000	0.1%
					4,976	5,000	0.1%

See notes to consolidated financial statements.
F-28

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

PeopleConnect Intermediate, LLC (f/k/a Intelius, Inc.)	Washington / Internet Software & Services	Revolving Line of Credit – $1,000 Commitment (11.81% (LIBOR + 9.50% with 1.00% LIBOR floor), due 8/11/2020)(11)(15)	7/1/2015	$500	$500	$500	—%
		Senior Secured Term Loan A (8.81% (LIBOR + 6.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	18,828	18,828	18,828	0.6%
		Senior Secured Term Loan B (14.81% (LIBOR + 12.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	7/1/2015	20,163	20,163	20,163	0.6%
					39,491	39,491	1.2%
PGX Holdings, Inc.	Utah / Diversified Consumer Services	Second Lien Term Loan (11.09% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(13)	9/29/2014	118,289	118,289	118,289	3.5%
					118,289	118,289	3.5%
PharMerica Corporation	Kentucky / Pharmaceuticals	Second Lien Term Loan (9.80% (LIBOR + 7.75% with 1.00% LIBOR floor), due 12/7/2025)(8)(13)	12/7/2017	12,000	11,882	12,000	0.4%
					11,882	12,000	0.4%
Photonis Technologies SAS	France / Electronic Equipment, Instruments & Components	First Lien Term Loan (9.83% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(8)(11)(14)	9/10/2013	12,872	12,490	12,335	0.4%
					12,490	12,335	0.4%
PlayPower, Inc.	North Carolina / Leisure Products	Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(3)(8)(11)	6/23/2015	11,000	10,904	11,000	0.3%
					10,904	11,000	0.3%
Research Now Group, Inc.	Connecticut / Professional Services	First Lien Term Loan (7.86% (LIBOR + 5.50% with 1.00% LIBOR floor), due 12/20/2024)(8)(10)	1/5/2018	9,950	9,468	9,608	0.3%
		Second Lien Term Loan (11.82% (LIBOR + 9.50% with 1.00% LIBOR floor), due 12/20/2025)(8)(11)	1/5/2018	50,000	46,738	47,382	1.4%
					56,206	56,990	1.7%
RGIS Services, LLC	Michigan / Commercial Services & Supplies	Senior Secured Term Loan (9.59% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(13)	4/20/2017	15,173	15,113	14,339	0.4%
					15,113	14,339	0.4%
RME Group Holding Company	Florida / Media	Senior Secured Term Loan A (8.33% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	35,146	35,146	35,146	1.0%
		Senior Secured Term Loan B (13.33% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	5/4/2017	24,349	24,349	24,349	0.7%
					59,495	59,495	1.7%
Rocket Software, Inc.	Massachusetts / Software	Second Lien Term Loan (11.83% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/14/2024)(3)(8)(11)	10/20/2016	50,000	49,219	50,000	1.5%
					49,219	50,000	1.5%
Romark WM-R Ltd. (f/k/a Washington Mill CLO Ltd.)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.41%, due 4/20/2031)(5)(6)(14)	5/15/2014	27,724	21,494	17,961	0.5%
					21,494	17,961	0.5%

See notes to consolidated financial statements.
F-29

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Rosa Mexicano	New York / Hotels, Restaurants & Leisure	Revolving Line of Credit – $2,500 Commitment (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(11)(15)	3/29/2018	$—	$—	$—	—%
		Senior Secured Term Loan (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(3)(11)	3/29/2018	29,813	29,813	29,813	0.9%
					29,813	29,813	0.9%
SCS Merger Sub, Inc.	Texas / IT Services	Second Lien Term Loan (11.59% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(8)(13)	11/6/2015	20,000	19,605	20,000	0.6%
					19,605	20,000	0.6%
Securus Technologies Holdings, Inc.	Texas / Communications Equipment	Second Lien Term Loan (10.34% (LIBOR + 8.25% with 1.00% LIBOR floor), due 11/01/2025)(8)(13)	11/3/2017	40,000	39,860	40,000	1.2%
					39,860	40,000	1.2%
SEOTownCenter, Inc	Utah / Internet Software & Services	Senior Secured Term Loan A (9.84% (LIBOR + 7.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	25,000	25,000	25,000	0.7%
		Senior Secured Term Loan B (14.84% (LIBOR + 12.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	4/10/2018	17,000	17,000	17,000	0.5%
					42,000	42,000	1.2%
SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)(8)(13)	3/2/2017	3,000	2,975	2,975	0.1%
					2,975	2,975	0.1%
Small Business Whole Loan Portfolio(41)	New York / Online Lending	124 Small Business Loans purchased from On Deck Capital, Inc.	2/21/2014	30	30	17	—%
					30	17	—%
SMG US Midco	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (9.09% (LIBOR + 7.00%, due 1/23/2026)(8)(13)	1/23/2018	7,500	7,482	7,482	0.2%
					7,482	7,482	0.2%
Spartan Energy Services, Inc.	Louisiana / Energy Equipment & Services	Senior Secured Term Loan A (7.98% (LIBOR + 6.00% with 1.00% LIBOR floor), due 12/28/2018)(13)	10/20/2014	13,156	12,528	13,046	0.4%
		Senior Secured Term Loan B (13.98% PIK (LIBOR + 12.00% with 1.00% LIBOR floor), due 12/28/2018)(13)(46)	10/20/2014	18,237	16,838	18,237	0.5%
					29,366	31,283	0.9%
Spectrum Holdings III Corp	Georgia / Health Care Equipment & Supplies	Second Lien Term Loan (9.09% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/31/2026)(8)(13)	1/31/2018	7,500	7,464	7,464	0.2%
					7,464	7,464	0.2%
Strategic Materials	Texas / Household Durables	Second Lien Term Loan (10.10% (LIBOR + 7.75% with 1.00% LIBOR floor), due 11/1/2025)(8)(11)	11/1/2017	7,000	6,936	6,936	0.2%
					6,936	6,936	0.2%
Stryker Energy, LLC	Louisiana / Energy Equipment & Services	Overriding Royalty Interests (43)	12/4/2006		—	—	—%
					—	—	—%

See notes to consolidated financial statements.
F-30

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 5.47%, due 1/17/2026)(5)(14)	12/5/2013	$28,200	$18,183	$14,218	0.4%
					18,183	14,218	0.4%
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 3.78%, due 7/14/2026)(5)(6)(14)	5/29/2014	49,250	34,297	27,478	0.8%
					34,297	27,478	0.8%
Symphony CLO XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 7.30%, due 10/17/2026)(5)(14)	11/17/2014	50,250	39,512	32,433	1.0%
					39,512	32,433	1.0%
TGP HOLDINGS III LLC	Oregon / Household Durables	Second Lien Term Loan (10.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/25/2025)(8)(11)	10/3/2017	3,000	2,959	2,959	0.1%
					2,959	2,959	0.1%
TouchTunes Interactive Networks, Inc.	New York / Internet Software & Services	Second Lien Term Loan (10.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(3)(8)(13)	5/29/2015	14,000	13,926	14,000	0.4%
					13,926	14,000	0.4%
Town & Country Holdings, Inc.	New York / Distributors	First Lien Term Loan (11.33% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/26/2023)(3)(11)	1/26/2018	69,650	69,650	69,650	2.0%
					69,650	69,650	2.0%
Transplace Holdings, Inc.	Texas / Transportation Infrastructure	Second Lien Term Loan (10.79% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/6/2025)(8)(13)	10/5/2017	28,104	27,494	28,104	0.8%
					27,494	28,104	0.8%
Turning Point Brands, Inc.(42)	Kentucky / Tobacco	Second Lien Term Loan (9.04% (LIBOR + 7.00%), due 3/7/2024)(3)(8)(13)	2/17/2017	14,500	14,392	14,392	0.4%
					14,392	14,392	0.4%
United Sporting Companies, Inc.(18)	South Carolina / Distributors	Second Lien Term Loan (13.09% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)(13)(46)	9/28/2012	149,126	127,091	58,806	1.7%
		Common Stock (24,967 shares)(16)	5/2/2017		—	—	—%
					127,091	58,806	1.7%
Universal Fiber Systems, LLC	Virginia / Textiles, Apparel & Luxury Goods	Second Lien Term Loan (11.60% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(12)	10/2/2015	37,000	36,551	37,000	1.1%
					36,551	37,000	1.1%
Universal Turbine Parts, LLC	Alabama / Trading Companies & Distributors	Senior Secured Term Loan A (8.06% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)(3)(11)	7/22/2016	31,363	31,363	27,926	0.8%
		Senior Secured Term Loan B (14.06% (LIBOR + 11.75% with 1.00% LIBOR floor), due 7/22/2021)(11)	7/22/2016	32,500	32,500	28,273	0.8%
					63,863	56,199	1.6%

See notes to consolidated financial statements.
F-31

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

				June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(45)	Acquisition Date (53)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

USG Intermediate, LLC	Texas / Leisure Products	Revolving Line of Credit – $2,500 Commitment (11.34% (LIBOR + 9.25% with 1.00% LIBOR floor), due 8/24/2018)(13)(15)	4/15/2015	$2,500	$2,500	$2,500	0.1%
		Senior Secured Term Loan A (8.84% (LIBOR + 6.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	11,385	11,385	11,385	0.3%
		Senior Secured Term Loan B (13.84% (LIBOR + 11.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	4/15/2015	20,741	20,741	20,741	0.6%
		Equity(16)	4/15/2015		1	—	—%
					34,627	34,626	1.0%
UTZ Quality Foods, LLC	Pennsylvania / Food Products	Second Lien Term Loan (9.34% (LIBOR + 7.25%, due 11/21/2025)(8)(13)	11/21/2017	10,000	9,884	9,886	0.3%
					9,884	9,886	0.3%
VC GB Holdings, Inc.	Illinois / Household Durables	Subordinated Secured Term Loan (10.09% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)(3)(8)(13)	2/28/2017	16,000	15,750	16,000	0.5%
					15,750	16,000	0.5%
Venio LLC	Pennsylvania / Professional Services	Second Lien Term Loan (4.00% plus PIK 10.00% (LIBOR + 7.50% with 2.50% LIBOR floor), due 2/19/2020)(11)(46)	2/19/2014	22,048	18,066	20,001	0.6%
					18,066	20,001	0.6%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	8/28/2012	38,070	450	595	—%
					450	595	—%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	10/18/2012	46,632	—	585	—%
					—	585	—%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 11.96%, due 10/16/2028)(5)(14)	11/29/2012	40,613	30,893	28,264	0.8%
					30,893	28,264	0.8%
Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.47%, due 4/18/2031)(5)(6)(14)	3/13/2014	40,773	28,205	26,931	0.8%
					28,205	26,931	0.8%
Voya CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.68%, due 10/18/2027)(5)(6)(14)	10/27/2016	28,100	27,180	22,912	0.7%
					27,180	22,912	0.7%
Voya CLO 2017-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.26%, due 7/20/2030)(5)(6)(14)	7/12/2017	44,885	47,400	43,351	1.3%
					47,400	43,351	1.3%
Wink Holdco, Inc.	Texas / Insurance	Second Lien Term Loan (8.85% (LIBOR + 6.75% with 1.00% LIBOR floor), due 12/1/2025)(8)(13)	12/1/2017	3,000	2,986	2,986	0.1%
					2,986	2,986	0.1%
Total Non-Control/Non-Affiliate Investments (Level 3)					$3,475,295	$3,264,517	95.8%

Total Portfolio Investments (Level 3)					$5,831,458	$5,727,279	168.1%

See notes to consolidated financial statements.
F-32

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

(1)
The terms “Prospect,” “the Company,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise. The securities in which Prospect has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of September 30, 2018 and June 30, 2018, all of our investments were valued using significant unobservable inputs. In accordance with ASC 820, such investments are classified as Level 3 within the fair value hierarchy. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC (“PCF”), our wholly-owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the Revolving Credit Facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of the investments held by PCF at September 30, 2018 and June 30, 2018 were $1,490,354 and $1,307,955, respectively, representing 25.1% and 22.8% of our total investments, respectively.

(4)	In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(5)
This investment is in the equity class of the collateralized loan obligation (“CLO”) security. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(6)	Co-investment with another fund managed by an affiliate of our investment adviser, Prospect Capital Management L.P. See Note 13 for further discussion.

(7)	Engine Group. Inc., Clearstream.TV. Inc., and ORC International, Inc., are joint borrowers on the senior secured and the second lien term loans.

(8)	Syndicated investment which was originated by a financial institution and broadly distributed.

(9)	Autodata, Inc. and Autodata Solutions, Inc. are joint borrowers.

(10)
The interest rate on these investments is subject to the base rate of 6-Month LIBOR, which was 2.60% and 2.50% at September 30, 2018 and June 30, 2018, respectively. The current base rate for each investment may be different from the reference rate on September 30, 2018 and June 30, 2018.

(11)
The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.40% and 2.34% at September 30, 2018 and June 30, 2018, respectively. The current base rate for each investment may be different from the reference rate on September 30, 2018 and June 30, 2018.

(12)
The interest rate on these investments is subject to the base rate of 2-Month LIBOR, which was 2.31% and 2.17% at September 30, 2018 and June 30, 2018, respectively. The current base rate for each investment may be different from the reference rate on September 30, 2018 and June 30, 2018.

(13)
The interest rate on these investments is subject to the base rate of 1-Month LIBOR, which was 2.26% and 2.09% at September 30, 2018 and June 30, 2018, respectively. The current base rate for each investment may be different from the reference rate on September 30, 2018 and June 30, 2018.

(14)
Investment has been designated as an investment not “qualifying” under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2018 and June 30, 2018, our qualifying assets as a percentage of total assets, stood at 74.93% and 73.20%, respectively. We monitor the status of these assets on an ongoing basis.

(15)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of September 30, 2018 and June 30, 2018, we had $38,530 and $29,675, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.

See notes to consolidated financial statements.
F-33

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

(16)	Represents non-income producing security that has not paid a dividend in the year preceding the reporting date.

(17)
The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost.

(18)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry’s Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on the second lien term loan. United Sporting Companies, Inc. (“USC”) is a parent guarantor of this debt investment, and is 100% owned by SportCo Holdings, Inc. (“SportCo”). Prospect previously held a 3.48% equity interest in SportCo and following an additional issuance common stock by SportCo, Prospect’s ownership increased to 22.0% as of September 30, 2018. As a result, Prospect’s investment in USC is classified as an affiliate investment as of September 30, 2018.

(19)
CCPI Holdings Inc., a consolidated entity in which we own 100% of the common stock, owns 94.59% of CCPI Inc. (“CCPI”), the operating company, as of September 30, 2018 and June 30, 2018. We report CCPI as a separate controlled company.

(20)
CP Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 99.8% of CP Energy Services Inc. (“CP Energy”) as of September 30, 2018 and June 30, 2018. CP Energy owns directly or indirectly 100% of each of CP Well Testing, LLC; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. We report CP Energy as a separate controlled company. On October 1, 2017, we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged $35,048 of Series B Convertible Preferred Stock for $35,048 of senior secured debt. On January 18, 2018, CP Energy redeemed common shares belonging to senior management, which increased our ownership percentage from 82.3% to 94.2% as of March 31, 2018. Our ownership percentage in CP Energy further increased to 99.8% as of June 30, 2018 following the April 6, 2018 merger between Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment"), a previously controlled portfolio company, and CP Energy, with CP Energy continuing as the surviving corporation. As a result of this transaction, our equity interest in Arctic Equipment was exchanged for newly issued common shares of CP Energy (See Note 14).

(21)
Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a consolidated entity in which we own 100% of the membership interests, owns 98.26% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC (“Credit Central”)) as of September 30, 2018 and June 30, 2018. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC, the operating companies. We report Credit Central as a separate controlled company.

(22)
As of June 30, 2017, Prospect held a 37.1% membership interest in Edmentum Ultimate Holdings, LLC ("Edmentum Holdings"), which owns 100% of the equity of Edmentum, Inc. On February 23, 2018, certain participating members of Edmentum Holdings increased their revolving credit commitment and extended additional credit to Edmentum, Inc. in exchange for additional common units of Edmentum Holdings. As a result, Prospect's equity ownership was diluted to 11.5% and the investment was transferred from control to affiliate investment classification as of March 31, 2018.

(23)
First Tower Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC, the operating company as of September 30, 2018 and June 30, 2018. We report First Tower Finance as a separate controlled company.

(24)
Energy Solutions Holdings Inc., a consolidated entity in which we own 100% of the equity, owns 100% of Freedom Marine Solutions, LLC (“Freedom Marine”), which owns Vessel Company, LLC, Vessel Company II, LLC and Vessel Company III, LLC. We report Freedom Marine as a separate controlled company.

(25)
MITY Holdings of Delaware Inc. (“MITY Delaware”), a consolidated entity in which we own 100% of the common stock, owns 95.58% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”). MITY owns 100% of each of MITY-Lite, Inc. (“Mity-Lite”); Broda Enterprises USA, Inc.; and Broda Enterprises ULC (“Broda Canada”). We report MITY as a separate controlled company. MITY Delaware has a subordinated unsecured note issued and outstanding to Broda Canada that is denominated in Canadian Dollars (“CAD”). As of September 30, 2018 and June 30, 2018, the principal balance of this note was CAD 7,371. In accordance with ASC 830, Foreign Currency Matters (“ASC 830”), this note was remeasured into our functional currency, US Dollars (USD), and is presented on our Consolidated Schedule of Investments in USD. We formed a separate legal entity domiciled in the United States, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 96.88% of the equity, and MITY-Lite management owns the remaining portion.  MITY FSC does not have material operations.  This entity earns commission

See notes to consolidated financial statements.
F-34

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

payments from MITY-Lite based on its sales to foreign customers, and distribute it to its shareholders based on pro-rata ownership.  During the three months ended September 30, 2018, we received $201 of such commission, which we recognized as other income.

(26)
NPH Property Holdings, LLC, a consolidated entity in which we own 100% of the membership interests, owns 100% of the common equity of National Property REIT Corp. (“NPRC”) (f/k/a National Property Holdings Corp.), a property REIT which holds investments in several real estate properties. Additionally, NPRC invests in online consumer loans through ACL Loan Holdings, Inc. (“ACLLH”) and American Consumer Lending Limited (“ACLL”), its wholly-owned subsidiaries. We report NPRC as a separate controlled company. See Note 3 for further discussion of the properties held by NPRC. During the quarter ended March 31, 2018, we restructured our investment in NPRC and exchanged $14,274 of ACLLH Senior Secured Term Loan C and $97,578 of ACLL Senior Secured Term Loan C for $111,852 of Senior Secured Term Loan E. On March 31, 2018, Prospect contributed $48,832 to NPRC as an increase to the NPRC Senior Secured Term Loan E. On the same day, NPRC distributed $48,832 as a return of capital to Prospect. During the quarter ended September 30, 2018, we received partial repayments of $8,221 of our loans previously outstanding with NPRC.

(27)
Nationwide Acceptance Holdings LLC, a consolidated entity in which we own 100% of the membership interests, owns 94.48% of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC), the operating company, as of September 30, 2018 and June 30, 2018. We report Nationwide Loan Company LLC as a separate controlled company. On June 1, 2015, Nationwide Acceptance LLC completed a reorganization and was renamed Nationwide Loan Company LLC (“Nationwide”) and formed two new wholly-owned subsidiaries: Pelican Loan Company LLC (“Pelican”) and Nationwide Consumer Loans LLC. Nationwide assigned 100% of the equity interests in its other subsidiaries to Pelican which, in turn, assigned these interests to a new operating company wholly-owned by Pelican named Nationwide Acceptance LLC (“New Nationwide”). New Nationwide also assumed the existing senior subordinated term loan due to Prospect.

(28)
NMMB Holdings, a consolidated entity in which we own 100% of the equity, owns 91.52% of the fully diluted equity of NMMB, Inc. (“NMMB”) as of September 30, 2018 and June 30, 2018. NMMB owns 100% of Refuel Agency, Inc., which owns 100% of Armed Forces Communications, Inc. We report NMMB as a separate controlled company.

(29)
On June 3, 2017, Gulf Coast Machine & Supply Company (“Gulf Coast”) sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulf Coast. As no proceeds were allocated to Prospect, our debt and equity investment in Gulfco was written-off and we recorded a realized loss of $66,103, during the year ended June 30, 2017. In June 2018, Gulf Coast received escrow proceeds of $2,050 related to the sale. On June 28, 2017, Gulf Coast was renamed to SB Forging Company II, Inc.

(30)	Prospect owns 99.96% of the equity of USES Corp. as of September 30, 2018 and June 30, 2018.

(31)
Valley Electric Holdings I, Inc., a consolidated entity in which we own 100% of the common stock, owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), another consolidated entity. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”). Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. We report Valley Electric as a separate controlled company.

(32)
On March 14, 2017, assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services Company, LLC, a new wholly-owned subsidiary of Wolf Energy Holdings, in exchange for a full reduction of Ark-La-Tex’s Senior Secured Term Loan A and a partial reduction of the Senior Secured Term Loan B cost basis, in total equal to $22,145. The cost basis of the transferred assets is equal to the appraised fair value of assets at the time of transfer. During the three months ended June 30, 2017, Ark-La-Tex Term Loan B was written-off and a loss of $19,818 was realized. On June 30, 2017, the 18.00% Senior Secured Promissory Note, due April 15, 2018, in Wolf Energy, LLC was contributed to the equity of Wolf Energy LLC. There was no impact from the transaction due to the note being on non-accrual status and having zero cost basis.

(33)
Prospect owns 16.04% of the equity in Targus Cayman HoldCo Limited, the parent company of Targus International LLC (“Targus”) as of September 30, 2018 and June 30, 2018, respectively. On September 25, 2017, Prospect exchanged $1,600 of Senior Secured Term Loan A and $4,799 of Senior Secured Term Loan B investments in Targus into 6,120,658 of common shares, and recorded a realized gain of $846, as a result of this transaction.

(34)
We own 99.9999% of AGC/PEP, LLC (“AGC/PEP”). As of September 30, 2016, AGC/PEP, owned 2,038 out of a total of 93,485 shares (including 7,456 vested and unvested management options) of American Gilsonite Holding Company (“AGC Holdco”) which owns 100% of American Gilsonite Company (“AGC”). On October 24, 2016, AGC filed for a joint prepackaged plan of reorganization under Chapter 11 of the bankruptcy code. During the year ended June 30, 2017, AGC emerged from bankruptcy and AGC Holdco was dissolved. AGC/PEP received a total of 131 shares representing a total ownership stake of 0.05% in AGC.

See notes to consolidated financial statements.
F-35

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

(35)	Centerfield Media Holding Company and Oology Direct Holdings, Inc. are joint borrowers and guarantors on the senior secured loan facilities.

(36)
Keystone Acquisition Corp. is the parent borrower on the second lien term loan. Other joint borrowers on this debt investment include Keystone Peer Review Organization, Inc., KEPRO Acquisitions, Inc., APS Healthcare Bethesda, Inc., Ohio KEPRO, Inc., and APS Healthcare Quality Review, Inc.

(37)
These investments are in the debt class of the CLO security. As of June 30, 2018, the all-in interest rate of the Galaxy XXVIII CLO, Ltd. Class F Junior Note was not yet determined as the investment was unsettled.

(38)
The consolidated revenue interest is equal to the lesser of (i) 2.0% of consolidated revenue for the twelve-month period ending on the last day of the prior fiscal quarter (or portion thereof) and (ii) 25% of the amount of interest accrued on the Notes at the cash interest rate for such fiscal quarter (or portion thereof).

(39)
As of September 30, 2018 and June 30, 2018, Prospect owns 8.57% of the equity in Encinitas Watches Holdco, LLC (f/k/a Nixon Holdco, LLC), the parent company of Nixon, Inc. On February 26, 2018, Prospect entered into a debt forgiveness agreement with Nixon, Inc., which terminated $17,472 Senior Secured Term Loan receivable due to us. We recorded a realized loss of $14,197 in our Consolidated Statement of Operations for the year ended June 30, 2018 as a result of this transaction.

(40)
On May 29, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of Pacific World Corporation (“Pacific World”) and to appoint a new Board of Directors of Pacific World. As a result, Prospect’s investment in Pacific World is classified as a control investment.

(41)	Our wholly-owned subsidiary Prospect Small Business Lending, LLC purchases small business whole loans from small business loan originators, including On Deck Capital, Inc.

(42)	Turning Point Brands, Inc. and North Atlantic Trading Company, Inc. are joint borrowers and guarantors on the secured loan facility.

(43)	The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(44)	The following shows the composition of our investment portfolio at cost by control designation, investment type and by industry as of September 30, 2018:

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Cost Total
Control Investments
Aerospace & Defense	$49,223	$—	$—	$—	$22,738	$71,961
Commercial Services & Supplies	118,071	—	—	7,200	6,849	132,120
Construction & Engineering	43,311	—	—	—	26,204	69,515
Consumer Finance	—	337,925	—	—	116,839	454,764
Electronic Equipment, Instruments & Components	20,476	—	—	—	6,759	27,235
Energy Equipment & Services	35,048	—	—	—	191,858	226,906
Equity Real Estate Investment Trusts (REITs)	293,203	—	—	—	216,860	510,063
Health Care Providers & Services	235,851	—	—	—	—	235,851
Machinery	—	28,622	—	—	6,866	35,488
Media	7,614	—	—	—	12,869	20,483
Online Lending	217,960	—	—	—	100,949	318,909
Personal Products	213,325	—	—	—	15,000	228,325
Total Control Investments	$1,234,082	$366,547	$—	$7,200	$723,791	$2,331,620
Affiliate Investments
Diversified Consumer Services	$—	$177	$—	$31,512	$6,577	$38,266
Distributors	—	127,091	—	—	—	127,091
Textiles, Apparel & Luxury Goods	—	—	—	—	9,878	9,878

See notes to consolidated financial statements.
F-36

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Cost Total
Total Affiliate Investments	$—	$127,268	$—	$31,512	$16,455	$175,235
Non-Control/Non-Affiliate Investments
Auto Components	$—	$25,388	$—	$—	$—	$25,388
Building Products	—	19,824	—	—	—	19,824
Capital Markets	$—	$26,531	$—	$—	$—	$26,531
Commercial Services & Supplies	87,093	163,982	—	—	—	251,075
Communications Equipment	—	47,872	—	—	—	47,872
Consumer Finance	19,748	—	—	—	—	19,748
Distributors	174,191	—	—	—	—	174,191
Diversified Consumer Services	—	118,289	—	—	—	118,289
Electronic Equipment, Instruments & Components	12,572	14,860	—	—	—	27,432
Energy Equipment & Services	32,159	—	—	—	—	32,159
Entertainment	29,915	16,907	—	—	—	46,822
Food Products	—	9,888	—	—	—	9,888
Health Care Equipment & Supplies	35,380	7,465	—	—	—	42,845
Health Care Providers & Services	142,957	61,912	—	—	1,252	206,121
Hotels, Restaurants & Leisure	29,625	7,483	—	—	—	37,108
Household Durables	16,894	22,592	—	—	—	39,486
Household Products	24,875	—	—	—	—	24,875
Insurance	—	2,987	—	—	—	2,987
Interactive Media & Services	48,718	—	—	—	—	48,718
IT Services	269,808	25,110	—	—	—	294,918
Leisure Products	32,552	10,910	—	—	1	43,463
Media	103,279	35,000	—	—	—	138,279
Paper & Forest Products	—	11,337	—	—	—	11,337
Pharmaceuticals	—	11,882	—	—	—	11,882
Professional Services	95,246	65,928	—	—	—	161,174
Real Estate Management & Development	41,580	—	—	—	—	41,580
Software	—	69,462	—	—	—	69,462
Technology Hardware, Storage & Peripherals	—	12,388	—		—	12,388
Textiles, Apparel & Luxury Goods	272,618	36,578	—	—	—	309,196
Tobacco	—	14,399	—	—	—	14,399
Trading Companies & Distributors	63,700	—	—	—	—	63,700
Transportation Infrastructure	—	27,515	—	—	—	27,515
Structured Finance (A)	—	—	1,132,307	—	—	1,132,307
Total Non-Control/ Non-Affiliate	$1,532,910	$866,489	$1,132,307	$—	$1,253	$3,532,959
Total Portfolio Investment Cost	$2,766,992	$1,360,304	$1,132,307	$38,712	$741,499	$6,039,814
The following table shows the composition of our investment portfolio at fair value by control designation, investment type and by industry as of September 30, 2018:

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Control Investments
Aerospace & Defense	$49,223	$—	$—	$—	$38,152	$87,375	2.5%
Commercial Services & Supplies	66,709	—	—	5,702	1,121	73,532	2.1%
Construction & Engineering	43,311	—	—	—	38,632	81,943	2.4%
Consumer Finance	—	341,435	—	—	207,611	549,046	16.0%

See notes to consolidated financial statements.
F-37

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Electronic Equipment, Instruments & Components	20,476	—	—	—	14,213	34,689	1.0%
Energy Equipment & Services	35,048	—	—	—	124,428	159,476	4.6%
Equity Real Estate Investment Trusts (REITs)	293,203	—	—	—	546,434	839,637	24.5%
Health Care Providers & Services	220,299	—	—	—	—	220,299	6.4%
Machinery	$—	$24,782	$—	$—	$—	$24,782	0.7%
Media	7,614	—	—	—	12,460	20,074	0.7%
Online Lending	217,960	—	—	—	14,366	232,326	6.8%
Personal Products	164,158	—	—	—	—	164,158	4.8%
Total Control Investments	$1,118,001	$366,217	$—	$5,702	$997,417	$2,487,337	72.5%
Fair Value % of Net Assets	32.6%	10.7%	—%	0.2%	29.1%	72.5%
Affiliate Investments
Diversified Consumer Services	$—	$177	$—	$25,476	$—	$25,653	0.7%
Distributors	—	50,670	—	—	—	50,670	1.5%
Textiles, Apparel & Luxury Goods	—	—	—	—	19,670	19,670	0.6%
Total Affiliate Investments	$—	$50,847	$—	$25,476	$19,670	$95,993	2.8%
Fair Value % of Net Assets	—%	1.5%	—%	0.7%	0.6%	2.8%
Non-Control/Non-Affiliate Investments
Auto Components	$—	$24,851	$—	$—	$—	$24,851	0.7%
Building Products	—	20,000	—	—	—	20,000	0.6%
Capital Markets	—	26,675	—	—	—	26,675	0.8%
Commercial Services & Supplies	86,389	165,096	—	—	932	252,417	7.4%
Communications Equipment	—	48,000	—	—	—	48,000	1.4%
Consumer Finance	21,371	—	—	—	—	21,371	0.6%
Distributors	174,191	—	—	—	—	174,191	5.1%
Diversified Consumer Services	—	118,289	—	—	—	118,289	3.4%
Electronic Equipment, Instruments & Components	12,566	15,300	—	—	—	27,866	0.8%
Energy Equipment & Services	32,842	—	—	—	—	32,842	1.0%
Entertainment	29,965	16,976	—	—	—	46,941	1.4%
Food Products	—	9,888	—	—	—	9,888	0.3%
Health Care Equipment & Supplies	35,380	7,465	—	—	—	42,845	1.3%
Health Care Providers & Services	141,380	61,912	—	—	262	203,554	5.9%
Hotels, Restaurants & Leisure	29,625	7,483	—	—	—	37,108	1.1%
Household Durables	15,399	22,254	—	—	—	37,653	1.1%
Household Products	24,875	—	—	—	—	24,875	0.7%
Insurance	—	2,987	—	—	—	2,987	0.1%
Interactive Media & Services	48,718	—	—	—	—	48,718	1.4%
IT Services	269,808	25,486	—	—	—	295,294	8.6%
Leisure Products	32,552	11,000	—	—	—	43,552	1.3%
Media	103,259	34,320	—	—	—	137,579	4.0%
Paper & Forest Products	—	11,337	—	—	—	11,337	0.3%
Pharmaceuticals	—	12,000	—	—	—	12,000	0.3%
Professional Services	95,600	70,008	—	—	—	165,608	4.9%
Real Estate Management & Development	41,580	—	—	—	—	41,580	1.2%
Software	—	70,259	—	—	—	70,259	2.0%
Technology Hardware, Storage & Peripherals	—	12,500	—	—	—	12,500	0.4%
Textiles, Apparel & Luxury Goods	272,618	37,000	—	—	—	309,618	9.0%
Tobacco	—	14,399	—	—	—	14,399	0.4%
Trading Companies & Distributors	45,129	—	—	—	—	45,129	1.3%
See notes to consolidated financial statements.
F-38

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Transportation Infrastructure	—	28,104	—	—	—	28,104	0.8%
Structured Finance (A)	$—	$—	$965,323	$—	$—	$965,323	28.1%
Total Non-Control/ Non-Affiliate	$1,513,247	$873,589	$965,323	$—	$1,194	$3,353,353	97.7%
Fair Value % of Net Assets	44.1%	25.5%	28.1%	—%	—%	97.7%
Total Portfolio	$2,631,248	$1,290,653	$965,323	$31,178	$1,018,281	$5,936,683	173.0%
Fair Value % of Net Assets	76.7%	37.6%	28.1%	0.9%	29.7%	173.0%
(A) Our CLO investments do not have industry concentrations and as such have been separated in the table above.
(B) Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.
(C) We hold three CLO debt investments: the Class E Notes of Cent CLO 21 Limited, the Class F Notes of CIFC Funding 2014-V, Ltd., and the Class F Subordinated Notes of Galaxy XXVIII CLO, Ltd. As of September 30, 2018 the cost and fair value are $26,085 and $27,424, respectively, and makes up 0.8% of our net assets. Our remaining CLO investments are held in CLO equity tranches which earn residual interest. As of September 30, 2018 the cost and fair value of our investment in the equity tranches are $1,106,222 and $937,899, respectively, and make up 27.3% of our net assets.

(45)	The following table shows the composition of our investment portfolio at cost by control designation, investment type and by industry as of June 30, 2018:

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Cost Total
Control Investments
Aerospace & Defense	$47,099	$—	$—	$—	$22,738	$69,837
Commercial Services & Supplies	117,861	—	—	7,200	6,849	131,910
Construction & Engineering	38,211	—	—	—	26,204	64,415
Consumer Finance	—	337,972	—	—	116,839	454,811
Electronic Equipment, Instruments & Components	20,700	—	—	—	6,759	27,459
Energy Equipment & Services	35,048	—	—	—	191,812	226,860
Equity Real Estate Investment Trusts (REITs)	293,203	—	—	—	206,655	499,858
Health Care Providers & Services	212,701	—	—	—	—	212,701
Machinery	—	28,622	—	—	6,866	35,488
Media	8,614	—	—	—	12,869	21,483
Online Lending	226,180	—	—	—	100,949	327,129
Personal Products	213,575	—	—	—	15,000	228,575
Total Control Investments	$1,213,192	$366,594	$—	$7,200	$713,540	$2,300,526
Affiliate Investments
Diversified Consumer Services	$—	$7,834	$—	$31,348	$6,577	$45,759
Textiles, Apparel & Luxury Goods	—	—	—	—	9,878	9,878
Total Affiliate Investments	$—	$7,834	$—	$31,348	$16,455	$55,637
Non-Control/Non-Affiliate Investments
Auto Components	$—	$12,681	$—	$—	$—	$12,681
Building Products	—	9,905	—	—	—	9,905
Capital Markets	—	19,799	—	—	—	19,799
Commercial Services & Supplies	90,364	163,913	—	—	—	254,277
Communications Equipment	—	39,860	—	—	—	39,860
Consumer Finance	30,570	—	—	—	—	30,570
Distributors	343,659	127,091	—	—	—	470,750

See notes to consolidated financial statements.
F-39

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Cost Total
Diversified Consumer Services	9,647	118,289	—	—	—	127,936
Electronic Equipment, Instruments & Components	$12,490	$14,856	$—	$—	$—	$27,346
Energy Equipment & Services	30,511	—	—	—	—	30,511
Food Products	—	9,884	—	—	—	9,884
Health Care Equipment & Supplies	35,815	7,464	—	—	—	43,279
Health Care Providers & Services	145,336	61,909	—	—	1,252	208,497
Hotels, Restaurants & Leisure	29,813	7,482	—	—	—	37,295
Household & Personal Products	24,938	—	—	—	—	24,938
Household Durables	16,894	25,645	—	—	—	42,539
Insurance	—	2,986	—	—	—	2,986
Internet & Direct Marketing Retail	4,813	35,000	—	—	—	39,813
Internet Software & Services	215,791	13,926	—	—	—	229,717
IT Services	160,588	21,595	—	—	—	182,183
Leisure Products	34,626	10,904	—	—	1	45,531
Media	118,605	2,975	—	—	—	121,580
Online Lending	—	—	—	30	—	30
Paper & Forest Products	—	11,328	—	—	—	11,328
Pharmaceuticals	—	11,882	—	—	—	11,882
Professional Services	9,468	64,804	—	—	—	74,272
Real Estate Management & Development	41,860	—	—	—	—	41,860
Software	—	66,435	—	—	—	66,435
Technology Hardware, Storage & Peripherals	—	12,384	—	—	—	12,384
Textiles, Apparel & Luxury Goods	—	36,551	—	—	—	36,551
Tobacco	—	14,392	—	—	—	14,392
Trading Companies & Distributors	63,863	—	—	—	—	63,863
Transportation Infrastructure	—	27,494	—	—	—	27,494
Structured Finance (A)	—	—	1,102,927	—	—	1,102,927
Total Non-Control/ Non-Affiliate	$1,419,651	$951,434	$1,102,927	$30	$1,253	$3,475,295
Total Portfolio Investment Cost	$2,632,843	$1,325,862	$1,102,927	$38,578	$731,248	$5,831,458
The following table shows the composition of our investment portfolio at fair value by control designation, investment type and by industry as of June 30, 2018:

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Control Investments
Aerospace & Defense	$47,099	$—	$—	$—	$35,179	$82,278	2.4%
Commercial Services & Supplies	67,011	—	—	5,563	2,639	75,213	2.2%
Construction & Engineering	38,211	—	—	—	12,586	50,797	1.5%
Consumer Finance	—	342,331	—	—	211,209	553,540	16.2%
Electronic Equipment, Instruments & Components	20,700	—	—	—	15,056	35,756	1.1%
Energy Equipment & Services	35,048	—	—	—	103,456	138,504	4.1%
Equity Real Estate Investment Trusts (REITs)	293,203	—	—	—	518,712	811,915	23.8%
Health Care Providers & Services	197,621	—	—	—	—	197,621	5.8%
Machinery	—	28,622	—	—	3,264	31,886	0.9%
Media	8,614	—	—	—	10,121	18,735	0.6%
Online Lending	226,180	—	—	—	16,881	243,061	7.1%

See notes to consolidated financial statements.
F-40

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Personal Products	$165,020	$—	$—	$—	$—	$165,020	4.9%
Total Control Investments	$1,098,707	$370,953	$—	$5,563	$929,103	$2,404,326	70.6%
Fair Value % of Net Assets	32.2%	10.9%	—%	0.2%	27.3%	70.6%
Affiliate Investments
Diversified Consumer Services	$—	$7,834	$—	$27,382	$—	$35,216	1.0%
Textiles, Apparel & Luxury Goods	—	—	—		23,220	23,220	0.7%
Total Affiliate Investments	$—	$7,834	$—	$27,382	$23,220	$58,436	1.7%
Fair Value % of Net Assets	—%	0.2%	—%	0.8%	0.7%	1.7%
Non-Control/Non-Affiliate Investments
Auto Components	$—	$12,887	$—	$—	$—	$12,887	0.4%
Building Products	—	10,000	—	—	—	10,000	0.3%
Capital Markets	—	20,000	—	—	—	20,000	0.6%
Commercial Services & Supplies	89,658	164,236	—	—	917	254,811	7.5%
Communications Equipment	—	40,000	—	—	—	40,000	1.2%
Consumer Finance	33,438	—	—	—	—	33,438	1.0%
Distributors	343,659	58,806	—	—	—	402,465	11.8%
Diversified Consumer Services	9,647	118,289	—	—	—	127,936	3.8%
Electronic Equipment, Instruments & Components	12,335	14,873	—	—	—	27,208	0.8%
Energy Equipment & Services	32,070	—	—	—	—	32,070	0.9%
Food Products	—	9,886	—	—	—	9,886	0.3%
Health Care Equipment & Supplies	35,815	7,464	—	—	—	43,279	1.3%
Health Care Providers & Services	144,130	61,933	—	—	446	206,509	6.0%
Hotels, Restaurants & Leisure	29,813	7,482	—	—	—	37,295	1.1%
Household & Personal Products	24,938	—	—	—	—	24,938	0.7%
Household Durables	15,728	25,895	—	—	—	41,623	1.2%
Insurance	—	2,986	—	—	—	2,986	0.1%
Internet & Direct Marketing Retail	4,813	35,000	—	—	—	39,813	1.2%
Internet Software & Services	215,791	14,000	—	—	—	229,791	6.7%
IT Services	160,588	21,990	—	—	—	182,578	5.4%
Leisure Products	34,626	11,000	—	—	—	45,626	1.3%
Media	118,655	2,975	—	—	—	121,630	3.6%
Online Lending	—	—	—	17	—	17	—%
Paper & Forest Products	—	11,226	—	—	—	11,226	0.3%
Pharmaceuticals	—	12,000	—	—	—	12,000	0.3%
Professional Services	9,608	67,383	—	—	—	76,991	2.3%
Real Estate Management & Development	41,860	—	—	—	—	41,860	1.2%
Software	—	67,265	—	—	—	67,265	2.0%
Technology Hardware, Storage & Peripherals	—	12,500	—	—	—	12,500	0.4%
Textiles, Apparel & Luxury Goods	—	37,000	—	—	—	37,000	1.1%
Tobacco	—	14,392	—	—	—	14,392	0.4%
Trading Companies & Distributors	56,199	—	—	—	—	56,199	1.6%
Transportation Infrastructure	—	28,104	—	—	—	28,104	0.8%
Structured Finance (A)	—	—	960,194	—	—	960,194	28.2%
Total Non-Control/ Non-Affiliate	$1,413,371	$889,572	$960,194	$17	$1,363	$3,264,517	95.8%
Fair Value % of Net Assets	41.5%	26.1%	28.2%	—%	—%	95.8%
Total Portfolio	$2,512,078	$1,268,359	$960,194	$32,962	$953,686	$5,727,279	168.1%
Fair Value % of Net Assets	73.7%	37.2%	28.2%	1.0%	28.0%	168.1%
(A) Our CLO investments do not have industry concentrations and as such have been separated in the table above.

See notes to consolidated financial statements.
F-41

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

(B) Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.
(C) We hold one CLO debt investment in the Class F Subordinated Notes of Galaxy XXVIII CLO, Ltd. As of June 30, 2018 the cost and fair value are $6,159 and $6,159, respectively, and makes up 0.2% of our net assets. Our remaining CLO investments are held in CLO equity tranches which earn residual interest. As of June 30, 2018 the cost and fair value of our investment in the equity tranches are $1,096,768 and $954,035, respectively, and make up 28.0% of our net assets.

(46)
The interest rate on these investments, excluding those on non-accrual, contains a paid in kind (“PIK”) provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended September 30, 2018:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
CCPI Inc.	—%	7.00%	7.00%
Cinedigm DC Holdings, LLC	—%	2.50%	2.50%
Credit Central Loan Company	—%	10.00%	10.00%
Echelon Transportation, LLC (f/k/a Echelon Aviation LLC)	2.25%	—%	2.25%
Echelon Transportation, LLC (f/k/a Echelon Aviation LLC)	1.00%	—%	1.00%
Edmentum Ultimate Holdings, LLC - Revolver	5.00%	—%	5.00%
Edmentum Ultimate Holdings, LLC - Senior PIK Note	8.50%	—%	8.50%
First Tower Finance Company LLC	1.80%	8.20%	10.00%
Interdent, Inc - Senior Secured Term Loan B	16.00%	—%	16.00%
Interdent, Inc - Senior Secured Term Loan C	18.00%	—%	18.00%
Interdent, Inc - Senior Secured Term Loan D	1.00%	—%	1.00%
Mity, Inc. - Senior Secured Term Loan B	3.37%	6.63%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	10.50%	10.50%
National Property REIT Corp. - Senior Secured Term Loan E	—%	1.50%	1.50%
Nationwide Loan Company LLC	—%	10.00%	10.00%
Spartan Energy Services, Inc.	14.08%	—%	14.08%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	—%	10.00%	10.00%
Venio LLC	10.00%	—%	10.00%

See notes to consolidated financial statements.
F-42

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended June 30, 2018:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
CCPI Inc.	—%	7.00%	7.00%
Cinedigm DC Holdings, LLC	—%	2.50%	2.50%
Credit Central Loan Company	—%	10.00%	10.00%
Echelon Transportation, LLC (f/k/a Echelon Aviation LLC)	N/A	N/A	2.25%	(A)
Echelon Transportation, LLC (f/k/a Echelon Aviation LLC)	N/A	N/A	1.00%	(A)
Edmentum Ultimate Holdings, LLC - Unsecured Senior PIK Note	8.50%	—%	8.50%
First Tower Finance Company LLC	1.45%	8.55%	10.00%
InterDent, Inc. - Senior Secured Team Loan B	4.25%	—%	4.25%
InterDent, Inc. - Senior Secured Team Loan C	18.00%	—%	18.00%
MITY, Inc.	—%	10.00%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	10.50%	10.50%
National Property REIT Corp. - Senior Secured Term Loan E	—%	1.50%	1.50%
Nationwide Loan Company LLC	—%	10.00%	10.00%
Spartan Energy Services, Inc.	13.98%	—%	13.98%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	7.17%	2.83%	10.00%
Venio LLC	10.00%	—%	10.00%
(A) Next PIK payment/capitalization date was July 31, 2018.

(47)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the three months ended September 30, 2018 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2018	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at September 30, 2018	Interest income	Dividend income	Other income	Net realized gains (losses)
CCPI, Inc.	$35,756	$—	$(223)	$(844)	$34,689	$914	$—	$—	$—
CP Energy Services Inc.	123,261	—	—	19,379	142,640	1,195	—	—	—
Credit Central Loan Company, LLC	76,677	848	—	(6,937)	70,588	3,499	—	—	—
Echelon Transportation LLC	82,278	2,125	—	2,972	87,375	1,658	—	—	—
First Tower Finance Company LLC	443,010	1,258	(2,154)	3,627	445,741	13,962	—	—	—
Freedom Marine Solutions, LLC	13,037	—	—	1,563	14,600	—	—	—	—
InterDent, Inc.	197,621	23,150	—	(472)	220,299	6,821	—	—	—
MITY, Inc.	58,894	211	—	(1,380)	57,725	2,068	—	201	1
National Property REIT Corp.	1,054,976	10,206	(8,221)	15,002	1,071,963	20,398	11,000	2,287	—
Nationwide Loan Company LLC	33,853	—	—	(1,136)	32,717	890	165	—	—
NMMB, Inc.	18,735	—	(1,001)	2,340	20,074	310	—	—	—
Pacific World Corporation	165,020	—	(251)	(611)	164,158	2,332
R-V Industries, Inc.	31,886	—	—	(7,104)	24,782	802	—	—	—
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)	2,194	—	—	7	2,201	—	—	—	—
USES Corp.	16,319	—	—	(512)	15,807	—	—	—	—
Valley Electric Company, Inc.	50,797	5,100	—	26,046	81,943	1,605	3,500	303	—
Wolf Energy, LLC	12	45	—	(22)	35	—	—	—	—
Total	$2,404,326	$42,943	$(11,850)	$51,918	$2,487,337	$56,454	$14,665	$2,791	$1
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, OID accretion and PIK interest.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.

See notes to consolidated financial statements.
F-43

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

(48)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the three months ended September 30, 2018 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2018	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at September 30, 2018	Interest income	Dividend income	Other income	Net realized gains (losses)
Edmentum Ultimate Holdings, LLC	$35,216	$361	$(7,855)	$(2,069)	$25,653	$227	$—	$—	$—
Nixon, Inc.	—	—	—	—	—	—	—	—	—
Targus Cayman HoldCo Limited	23,220	—	—	(3,550)	19,670	—	—	—	—
United Sporting Companies, Inc.***	—	58,806	—	(8,136)	50,670	—	—	—	—
Total	$58,436	$59,167	$(7,855)	$(13,755)	$95,993	$227	$—	$—	$—
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest, and any transfer of investments.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.
*** Investment was transferred from non-controlled/non-affiliate investments at $58,806, the fair market value at the beginning of the three month period ended September 30, 2018. Refer to endnote #18.

See notes to consolidated financial statements.
F-44

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

(49)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2018 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2018	Interest income	Dividend income	Other income	Net realized gains (losses)
Arctic Energy Services, LLC ***	$17,370	$—	$(60,876)	$43,506	$—	$—	$—	$—	$—
CCPI Inc.	43,052	—	(482)	(6,814)	35,756	3,704	—	—	—
CP Energy Services Inc. ***	72,216	65,976	—	(14,931)	123,261	3,394	—	228	—
Credit Central Loan Company, LLC	64,435	2,240	—	10,002	76,677	12,755	—	903	—
Echelon Transportation, LLC (f/k/a Echelon Aviation LLC)	71,318	—	—	10,960	82,278	6,360	—	—	—
Edmentum Ultimate Holdings, LLC ****	46,895	5,394	(39,196)	(13,093)	—	572	—	—	—
First Tower Finance Company LLC	365,588	21,352	(6,735)	62,805	443,010	47,422	—	2,664	—
Freedom Marine Solutions, LLC	23,994	982	—	(11,939)	13,037	—	—	—	—
Interdent, Inc. *****	—	209,120	—	(11,499)	197,621	4,775	—	—	—
MITY, Inc.	76,512	—	—	(17,618)	58,894	8,206	—	1,093	13
National Property REIT Corp.	987,304	160,769	(124,078)	30,981	1,054,976	90,582	11,279	8,834	—
Nationwide Loan Company LLC	36,945	4,370	—	(7,462)	33,853	3,485	—	—	—
NMMB, Inc.	20,825	—	(1,999)	(91)	18,735	1,455	—	—	—
Pacific World Corporation ******	—	198,149	(250)	(32,879)	165,020	3,742	—	—	—
R-V Industries, Inc.	32,678	—	—	(792)	31,886	3,064	—	—	—
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)	1,940	—	—	254	2,194	—	—	—	—
USES Corp.	12,517	3,000	(3)	805	16,319	—	—	—	—
Valley Electric Company, Inc.	32,509	2,157	—	16,131	50,797	5,971	—	138	—
Wolf Energy, LLC	5,677	—	(3,009)	(2,656)	12	—	—	1,220	—
Total	$1,911,775	$673,509	$(236,628)	$55,670	$2,404,326	$195,487	$11,279	$15,080	$13
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest, and any transfer of investments.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.
*** Arctic Energy Services, LLC cost basis was transferred to CP Energy Services Inc. on April 6, 2018 as a result of the merger between these controlled portfolio companies. There was no realized gain or loss recognized by us since this was a merger amongst two portfolio companies under our control.
**** The investment was transferred to affiliate investment classification at $31,362, the fair market value of the investment at the beginning of the three month period ended March 31, 2018. Refer to endnote #22.
***** The investment was transferred to control investment classification at $208,549, the fair market value of the investment at the beginning of the three month period ended June 30, 2018. Refer to endnote #52.
****** The investment was transferred from non-control/ non-affiliate to control investment classification at $183,151, the fair market value of the investment at the beginning of the three month period ended June 30, 2018. Refer to endnote #40.

See notes to consolidated financial statements.
F-45

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of September 30, 2018 (Unaudited) and June 30, 2018

(50)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2018 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2018	Interest income	Dividend income	Other income	Net realized gains (losses)
Edmentum Ultimate Holdings, LLC ***	$—	$34,416	$—	$800	$35,216	$348	$—	$—	$—
Nixon, Inc.	—	—	(14,197)	14,197	—	—	—	—	(14,197)
Targus International, LLC	11,429	1,117	—	10,674	23,220	205	—	—	846
Total	$11,429	$35,533	$(14,197)	$25,671	$58,436	$553	$—	$—	$(13,351)
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest and any transfer of investments.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.
*** The investment was transferred from controlled investment classification at $31,362, the fair market value of the investment at the beginning of the three month period ended March 31, 2018. Refer to endnote #22.

(51)	BAART Programs, Inc. and MedMark Services, Inc. are joint borrowers of the second lien term loan.

(52)
During the year ended June 30, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of InterDent, Inc. (“InterDent”) and to appoint a new Board of Directors of InterDent. As a result, Prospect’s investment in InterDent is classified as a control investment.

(53)
In accordance with endnote 8 of Regulation S-X Rule 12-12 - Form and Content of Schedules - Investments in securities of unaffiliated issuers, we have updated the presentation of our Consolidated Schedule of Investments to include the acquisition dates of our investments. The presentation of our Consolidated Schedule of Investments for the year ended June 30, 2018 has been similarly updated to provide comparable disclosures.

See notes to consolidated financial statements.
F-46

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Note 1. Organization
In this report, the terms “Prospect,” “the Company,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements and are collectively referred to as the “Consolidated Holding Companies”: APH Property Holdings, LLC (“APH”); Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”); CCPI Holdings Inc.; CP Holdings of Delaware LLC (“CP Holdings”); Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC (“First Tower Delaware”); Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc. (“NMMB Holdings”).; NPH Property Holdings, LLC (“NPH”); STI Holding, Inc.; UPH Property Holdings, LLC (“UPH”); Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. (“Wolf Energy Holdings”). On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. (“ARRM”) which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. Effective May 23, 2016, in connection with the merger of American Property REIT Corp. (“APRC”) and United Property REIT Corp. (“UPRC”) with and into National Property REIT Corp. (“NPRC”), APH and UPH merged with and into NPH, and were dissolved. Effective April 6, 2018, Arctic Equipment merged with and into CP Energy Services, Inc. (“CP Energy”), a substantially wholly-owned subsidiary of CP Holdings, with CP Energy continuing as the surviving entity.
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to identify investments with historical cash flows, asset collateral or contracted pro-forma cash flows for investment.
Note 2. Significant Accounting Policies
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.

F-47

Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the three months ended September 30, 2018.
Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of September 30, 2018 and June 30, 2018, our qualifying assets as a percentage of total assets, stood at 74.93% and 73.20%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

F-48

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online small-and-medium-sized business (“SME”) lending initiative, we invest primarily in marketplace loans through marketplace lending platforms (e.g. OnDeck). We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending platforms from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace platforms’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each platform, we may incur unanticipated losses which could adversely impact our operating results.
Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.

F-49

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

F-50

Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for the disclosure of the fair value of our outstanding debt and the market observable inputs used in determining fair value.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current and future principal and interest collections when due are probable. Interest received and applied against cost while a loan is on non-accrual, and PIK interest capitalized but not recognized while on non-accrual, is recognized prospectively on the effective yield basis through maturity of the loan when placed back on accrual status, to the extent deemed collectible by management. As of September 30, 2018, approximately 2.4% of our total assets at fair value are in non-accrual status.
Some of our loans and other investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest (reflecting such amounts in the basis as additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point that we believe PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. We do not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if we believe that PIK is expected to be realized.
Interest income from investments in the “equity” class of security of CLO funds (typically preferred shares, income notes or subordinated notes) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned. Excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute

F-51

(or retain through a deemed distribution) all of our investment company taxable income and net capital gains to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of September 30, 2018, we do not expect to have any excise tax due for the 2018 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of September 30, 2018 and for the three months then ended, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2015 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility, and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our Prospect Capital InterNotes® and our at-the-market offerings of our existing unsecured notes that mature on June 15, 2024 (“2024 Notes Follow-on Program”) and June 15, 2028 (“2028 Notes Follow-on Program”). The effective interest method is used to amortize deferred financing costs for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Unamortized deferred financing costs are presented as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7).

F-52

We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of the Securities and Exchange Commission (“SEC”) registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of September 30, 2018 and June 30, 2018, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts
and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 did not have a significant effect on our consolidated financial statements and disclosures.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted as of fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The application of this guidance did not have a material impact on our consolidated financial statements.
In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

SEC Disclosure Update and Simplification
In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are

F-53

intended to facilitate the disclosure of information to investors and simplify compliance. As a result of the amendments, we are required to present a reconciliation of changes in stockholders’ equity in the notes or as a separate statement. This analysis should reconcile the beginning balance to the ending balance of each caption in stockholders’ equity for each period for which an income statement is required to be filed and comply with the remaining content requirements of Rule 3-04 of Regulation S-X. In October 2018, the SEC announced that this final rule will become effective on November 5, 2018. In light of the timing of effectiveness of the amendments and proximity of effectiveness to the filing date for most filers’ quarterly reports, the SEC Staff commented that it would not object if the first presentation of the changes in shareholders’ equity is included in a filer’s Form 10-Q for the quarter that begins after the effective date of the amendments. Due to the timing of our filing of this Form 10-Q, our first presentation of the changes in stockholders’ equity will be for our second quarter ended December 31, 2018.
Tax Cuts and Jobs Act
On December 22, 2017, the President signed into law the Tax Cuts and Jobs Act (the “Tax Act”), which significantly changed the Code, including, a reduction in the corporate income tax rate, a new limitation on the deductibility of interest expense, and significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Act also authorizes the IRS to issue regulations with respect to the new provisions. We cannot predict how the changes in the Tax Act, or regulations or other guidance issued under it, might affect us, our business or the business of our portfolio companies. However, our portfolio companies may or may not make certain elections under the Tax Act that could materially increase their taxable earnings and profits. Any such increase in the earnings and profits of a portfolio company may result in the characterization of certain distributions sourced from sale proceeds as dividend income, which may increase our distributable taxable income. During the three months ended September 30, 2018, we received $11,000 of such dividends from NPRC related to the gain on the sale of NPRC’s St. Marin, Central Park, and Matthews Reserve properties.
Note 3. Portfolio Investments
At September 30, 2018, we had investments in 137 long-term portfolio investments, which had an amortized cost of $6,039,814 and a fair value of $5,936,683. At June 30, 2018, we had investments in 135 long-term portfolio investments, which had an amortized cost of $5,831,458 and a fair value of $5,727,279.
The original cost basis of debt placement and equity securities acquired, including follow-on investments for existing portfolio companies, payment-in-kind interest, and structuring fees, totaled $254,642 and $222,151 during the three months ended September 30, 2018 and September 30, 2017, respectively. Debt repayments and considerations from sales of equity securities of approximately$55,166 and $310,894 were received during the three months ended September 30, 2018 and September 30, 2017, respectively.
The following table shows the composition of our investment portfolio as of September 30, 2018 and June 30, 2018.

	September 30, 2018		June 30, 2018
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$30,002	$29,871	$38,659	$38,559
Senior Secured Debt	2,737,167	2,601,554	2,602,018	2,481,353
Subordinated Secured Debt	1,360,127	1,290,476	1,318,028	1,260,525
Subordinated Unsecured Debt	38,712	31,178	38,548	32,945
Small Business Loans	—	—	30	17
CLO Debt	26,085	27,424	6,159	6,159
CLO Residual Interest	1,106,222	937,899	1,096,768	954,035
Equity	741,499	1,018,281	731,248	953,686
Total Investments	$6,039,814	$5,936,683	$5,831,458	$5,727,279

F-54

In the previous table and throughout the remainder of this footnote, we aggregate our portfolio investments by type of investment, which may differ slightly from the nomenclature used by the constituent instruments defining the rights of holders of the investment, as disclosed on our Consolidated Schedules of Investments (“SOI”). The following investments are included in each category:

•	Revolving Line of Credit includes our investments in delayed draw term loans.

•	Senior Secured Debt includes investments listed on the SOI such as senior secured term loans, senior term loans, secured promissory notes, senior demand notes, and first lien term loans.

•	Subordinated Secured Debt includes investments listed on the SOI such as subordinated secured term loans, subordinated term loans, senior subordinated notes, and second lien term loans.

•	Subordinated Unsecured Debt includes investments listed on the SOI such as subordinated unsecured notes and senior unsecured notes.

•	Small Business Loans includes our investments in SME whole loans purchased from OnDeck.

•	CLO Debt includes our investment in the “debt” class of security of CLO funds.

•	CLO Residual Interest includes our investments in the “equity” security class of CLO funds such as income notes, preference shares, and subordinated notes.

•
Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

F-55

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of September 30, 2018.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$29,871	$29,871
Senior Secured Debt	—	—	2,601,554	2,601,554
Subordinated Secured Debt	—	—	1,290,476	1,290,476
Subordinated Unsecured Debt	—	—	31,178	31,178
Small Business Loans	—	—	—	—
CLO Debt	—	—	27,424	27,424
CLO Residual Interest	—	—	937,899	937,899
Equity	—	—	1,018,281	1,018,281
Total Investments	$—	$—	$5,936,683	$5,936,683
The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2018.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$38,559	$38,559
Senior Secured Debt	—	—	2,481,353	2,481,353
Subordinated Secured Debt	—	—	1,260,525	1,260,525
Subordinated Unsecured Debt	—	—	32,945	32,945
Small Business Loans	—	—	17	17
CLO Debt	—	—	6,159	6,159
CLO Residual Interest	—	—	954,035	954,035
Equity	—	—	953,686	953,686
Total Investments	$—	$—	$5,727,279	$5,727,279
The following tables show the aggregate changes in the fair value of our Level 3 investments during the three months ended September 30, 2018.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2018	$2,404,326	$58,436	$3,264,517	$5,727,279
Net realized gains on investments	1	—	22	23
Net change in unrealized gains (losses)(1)	51,918	(13,755)	(37,114)	1,049
Net realized and unrealized gains (losses)	51,919	(13,755)	(37,092)	1,072
Purchases of portfolio investments	34,351	—	210,966	245,317
Payment-in-kind interest	7,744	361	1,220	9,325
Accretion (amortization) of discounts and premiums, net	848	—	6,991	7,839
Repayments and sales of portfolio investments	(11,851)	(7,855)	(34,443)	(54,149)
Transfers within Level 3(1)	—	58,806	(58,806)	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of September 30, 2018	$2,487,337	$95,993	$3,353,353	$5,936,683

F-56

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2018	$38,559	$2,481,353	$1,260,525	$32,945	$17	$6,159	$954,035	$953,686	$5,727,279
Net realized gains on investments	—	—	—	1	22	—	—	—	23
Net change in unrealized gains (losses)(1)	(29)	(14,950)	(12,151)	(1,930)	13	1,337	(25,589)	54,348	1,049
Net realized and unrealized (losses) gains	(29)	(14,950)	(12,151)	(1,929)	35	1,337	(25,589)	54,348	1,072
Purchases of portfolio investments	—	161,300	50,800	—	—	19,898	3,072	10,247	245,317
Payment-in-kind interest	198	7,148	1,816	163	—	—	—	—	9,325
Accretion (amortization) of discounts and premiums, net	—	178	1,250	—	—	30	6,381	—	7,839
Repayments and sales of portfolio investments	(8,857)	(33,475)	(11,764)	(1)	(52)	—	—	—	(54,149)
Transfers within Level 3(1)	—	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of September 30, 2018	$29,871	$2,601,554	$1,290,476	$31,178	$—	$27,424	$937,899	$1,018,281	$5,936,683

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
The following tables show the aggregate changes in the fair value of our Level 3 investments during the three months ended September 30, 2017.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2017	$1,911,775	$11,429	$3,915,101	$5,838,305
Net realized gains on investments	9	846	560	1,415
Net change in unrealized gains (losses)	1,093	5,193	(59,037)	(52,751)
Net realized and unrealized gains (losses)	1,102	6,039	(58,477)	(51,336)
Purchases of portfolio investments	35,169	846	184,156	220,171
Payment-in-kind interest	1,709	271	—	1,980
Accretion (amortization) of discounts and premiums, net	429	—	(11,562)	(11,133)
Repayments and sales of portfolio investments	(16,818)	(846)	(293,206)	(310,870)
Transfers within Level 3(1)	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of September 30, 2017	$1,933,366	$17,739	$3,736,012	$5,687,117

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2017	$27,409	$2,798,796	$1,107,040	$44,434	$7,964	$1,079,712	$772,950	$5,838,305
Net realized gains (losses) on investments	—	847	—	9	(268)	827	—	1,415
Net change in unrealized gains (losses)	—	(7,754)	(14,441)	(8,939)	89	(44,754)	23,048	(52,751)
Net realized and unrealized (losses) gains	—	(6,907)	(14,441)	(8,930)	(179)	(43,927)	23,048	(51,336)
Purchases of portfolio investments	2,850	143,817	46,230	—	7,551	—	19,723	220,171
Payment-in-kind interest	—	815	1,015	150	—	—	—	1,980
Accretion (amortization) of discounts and premiums, net	—	44	973	—	—	(12,150)	—	(11,133)
Repayments and sales of portfolio investments	(7,834)	(196,289)	(34,015)	(9)	(9,667)	(54,157)	(8,899)	(310,870)
Transfers within Level 3(1)	—	(6,128)	—	—	—	—	6,128	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—
Fair value as of September 30, 2017	$22,425	$2,734,148	$1,106,802	$35,645	$5,669	$969,478	$812,950	$5,687,117

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
For the three months ended September 30, 2018 and September 30, 2017, the net change in unrealized gains (losses) on the investments that use Level 3 inputs was $2,094 and ($52,485) for investments still held as of September 30, 2018 and September 30, 2017, respectively.

F-57

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of September 30, 2018 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,493,012	Discounted Cash Flow (Yield analysis)	Market yield	7.1% - 23.6%	11.1%
Senior Secured Debt	397,275	Enterprise Value Waterfall (Market approach)	EBITDA multiple	4.0x - 10.3x	8.3x
Senior Secured Debt	179,965	Enterprise Value Waterfall (Market approach)	Revenue multiple	0.3x - 1.6x	1.4x
Senior Secured Debt	49,223	Enterprise Value Waterfall (Discounted cash flow)	Discount rate	7.7% - 16.3%	11.0%
Senior Secured Debt	787	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	217,960	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0% - 13.9%	11.0%
Senior Secured Debt (2)	293,203	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	3.4% - 8.7%	6.1%
Senior Secured Debt (2)		Discounted Cash Flow	Discount rate	6.5% - 7.5%	7.0%
Subordinated Secured Debt	873,589	Discounted Cash Flow (Yield analysis)	Market yield	7.6% - 22.6%	11.8%
Subordinated Secured Debt	24,782	Enterprise Value Waterfall (Market approach)	EBITDA multiple	6.3x - 7.3x	6.8x
Subordinated Secured Debt	50,670	Enterprise Value Waterfall (Market approach)	Revenue multiple	0.3x - 0.4x	0.3x
Subordinated Secured Debt (3)	341,435	Enterprise Value Waterfall (Market approach)	Book value multiple	1.0x - 3.1x	2.5x
Subordinated Secured Debt (3)		Enterprise Value Waterfall (Market approach)	Earnings multiple	7.5x - 12.0x	11.9x
Subordinated Unsecured Debt	31,178	Enterprise Value Waterfall (Market approach)	EBITDA multiple	5.8x - 11.5x	9.7x
CLO Debt	27,424	Discounted Cash Flow	Discount rate (5)	11.7% - 12.1%	12.0%
CLO Residual Interest	937,899	Discounted Cash Flow	Discount rate (5)	2.6% - 32.5%	18.2%
Preferred Equity	75,947	Enterprise Value Waterfall (Market approach)	EBITDA multiple	4.0x - 9.0x	7.8x
Preferred Equity	2,201	Liquidation Analysis	N/A	N/A	N/A
Common Equity/Interests/Warrants	118,003	Enterprise value waterfall (Market approach)	EBITDA multiple	4.0x-9.0x	6.7x
Common Equity/Interests/Warrants (1)	14,366	Enterprise value waterfall	Loss-adjusted discount rate	3.0% - 13.9%	11.0x
Common Equity/Interests/Warrants (2)	438,947	Enterprise value waterfall (NAV analysis)	Capitalization Rate	3.4% - 8.7%	6.2%
Common Equity/Interests/Warrants (2)		Discounted cash flow	Discount rate	6.5% - 7.5%	7.0%
Common Equity/Interests/Warrants (3)	206,355	Enterprise value waterfall (Market approach)	Book value multiple	1.0x - 3.1x	2.4x
Common Equity/Interests/Warrants (3)		Enterprise value waterfall (Market approach)	Earnings multiple	7.5x - 12.0x	11.0x
Common Equity/Interests/Warrants (4)	107,487	Discounted cash flow	Discount rate	6.5% - 7.5%	7.0%
Common Equity/Interests/Warrants	39,408	Discounted cash flow	Discount rate	7.7% - 16.0%	8.9%
Common Equity/Interests/Warrants	14,635	Liquidation analysis	N/A	N/A	N/A
Escrow Receivable	932	Discounted cash flow	Discount rate	7.5% - 8.6%	8.1%
Total Level 3 Investments	$5,936,683

F-58

(1)
Represents an investment in a Real Estate Investment subsidiary. The Enterprise Value analysis includes the fair value of our investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.0%-19.0%, with a weighted average of 3.5%.

(2)	Represents Real Estate Investments. Enterprise Value Waterfall methodology uses both the net asset value analysis and discounted cash flow technique, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value and earnings multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies the discount rate ranged from 14.0% to 16.0% with a weighted average of 14.7%.

(4)	Represents net operating income interests in Real Estate Investments.

(5)
Represents the implied discount rate based on our internally generated single-cash flow model that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

F-59

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2018 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,409,584	Discounted Cash Flow (Yield analysis)	Market yield	7.0% - 21.2%	11.3%
Senior Secured Debt	361,720	Enterprise Value Waterfall (Market approach)	EBITDA multiple	4.0x - 10.3x	8.3x
Senior Secured Debt	181,339	Enterprise Value Waterfall (Market approach)	Revenue multiple	0.3x - 1.6x	1.4x
Senior Secured Debt	47,099	Enterprise Value Waterfall (Discounted cash flow)	Discount rate	7.5% - 16.1%	10.7%
Senior Secured Debt	787	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	226,180	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0% - 14.2%	11.0%
Senior Secured Debt (2)	293,203	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	3.3% - 8.7%	6.0%
Senior Secured Debt (2)	—	Discounted Cash Flow	Discount rate	6.5% - 7.5%	7.0%
Subordinated Secured Debt	830,766	Discounted Cash Flow (Yield analysis)	Market yield	7.6% - 22.5%	11.7%
Subordinated Secured Debt	28,622	Enterprise Value Waterfall (Market approach)	EBITDA multiple	6.5x - 7.5x	7.0x
Subordinated Secured Debt	58,806	Enterprise Value Waterfall (Market approach)	Revenue multiple	0.3x - 0.4x	0.4x
Subordinated Secured Debt (3)	342,331	Enterprise Value Waterfall (Market approach)	Book value multiple	0.8x - 3.1x	2.5x
Subordinated Secured Debt (3)	—	Enterprise Value Waterfall (Market approach)	Earnings multiple	7.5x - 13.0x	11.9x
Subordinated Unsecured Debt	32,945	Enterprise Value Waterfall (Market approach)	EBITDA multiple	5.8x - 11.5x	9.7%
Small Business Loans (4)	17	Discounted Cash Flow	Loss-adjusted discount rate	13.0% - 24.3%	15.5%
CLO Interests	960,194	Discounted Cash Flow	Discount rate (6)	2.33% - 24.28%	0.1724
Preferred Equity	73,792	Enterprise Value Waterfall (Market approach)	EBITDA multiple	4.0x - 9.0x	7.9x
Preferred Equity	2,194	Liquidation Analysis	N/A	N/A	N/A
Common Equity/Interests/Warrants	81,753	Enterprise value waterfall (Market approach)	EBITDA multiple	5.0x - 9.0x	6.8x
Common Equity/Interests/Warrants (1)	16,881	Enterprise value waterfall	Loss-adjusted discount rate	3.0% - 14.2%	11.0%
Common Equity/Interests/Warrants (2)	419,224	Enterprise value waterfall (NAV analysis)	Capitalization Rate	3.3% - 8.7%	6.0%
Common Equity/Interests/Warrants (2)	—	Discounted cash flow	Discount rate	6.5% - 7.5%	7.0%
Common Equity/Interests/Warrants (3)	209,583	Enterprise value waterfall (Market approach)	Book value multiple	0.8x - 3.1x	2.4x
Common Equity/Interests/Warrants (3)	—	Enterprise value waterfall (Market approach)	Earnings multiple	7.5x - 13.0x	11.9x
Common Equity/Interests/Warrants (5)	99,488	Discounted cash flow	Discount rate	6.5% - 7.5%	7.0%
Common Equity/Interests/Warrants	36,805	Discounted cash flow	Discount rate	7.5% - 15.5%	8.8%
Common Equity/Interests/Warrants	13,049	Liquidation analysis	N/A	N/A	N/A
Escrow Receivable	917	Discounted cash flow	Discount rate	7.3% - 8.4%	7.9%
Total Level 3 Investments	$5,727,279
F-60

(1)
Represents an investment in a Real Estate Investment subsidiary. The Enterprise Value analysis includes the fair value of our investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.0%-20.7%, with a weighted average of 4.2%.

(2)	Represents our REIT investments. EV waterfall methodology uses both the net asset value analysis and discounted cash flow technique, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value and earnings multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies, each valuation technique (book value multiple, earnings multiple, and discount rate) is weighted equally. For these companies the discount rate ranged from 13.5% to 15.5% with a weighted average of 14.2%.

(4)
Includes our investments in small business whole loans purchased from OnDeck. Valuation also used projected loss rates as an unobservable input ranging from 0.00%-0.06%, with a weighted average of 0.01%.

(5)	Represents net operating income interests in our REIT investments.

(6)
Represents the implied discount rate based on our internally generated single-cash flows that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

In determining the range of values for debt instruments, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then applied using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying a market approach such as using earnings before income interest, tax, depreciation and amortization (“EBITDA”) multiples, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions and/or an income approach, such as the discounted cash flow technique. For stressed debt and equity investments, a liquidation analysis was used.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
Our portfolio consists of residual interests in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that we invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. While the CLOs we target generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the prices of indices and securities underlying our CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of debt senior to us would be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests we have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. Our net asset value

F-61

may also decline over time if our principal recovery with respect to CLO residual interests is less than the cost of those investments. Our CLO investments and/or the CLO’s underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York said that the publication of these alternative rates is targeted to commence by mid-2018.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

We hold more than a 10% interest in certain foreign corporations that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes (including our residual interest tranche investments in CLOs). Therefore, we are treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporations in an amount equal to our pro rata share of the corporation’s income for that tax year (including both ordinary earnings and capital gains). We are required to include such deemed distributions from a CFC in our taxable income and we are required to distribute at least 90% of such income to maintain our RIC status, regardless of whether or not the CFC makes an actual distribution during such year.

If we acquire shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our status as a RIC.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to residual interest and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose.

F-62

The significant unobservable input used to value our investments based on the yield technique and discounted cash flow technique is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firms consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.
The significant unobservable inputs used to value our investments based on the EV analysis may include market multiples of specified financial measures such as EBITDA, net income, or book value of identified guideline public companies, implied valuation multiples from precedent M&A transactions, and/or discount rates applied in a discounted cash flow technique. The independent valuation firm identifies a population of publicly traded companies with similar operations and key attributes to that of the portfolio company. Using valuation and operating metrics of these guideline public companies and/or as implied by relevant precedent transactions, a range of multiples of the latest twelve months EBITDA, or other measure such as net income or book value, is typically calculated. The independent valuation firm utilizes the determined multiples to estimate the portfolio company’s EV generally based on the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Increases or decreases in the multiple would result in an increase or decrease, respectively, in EV which would result in an increase or decrease in the fair value measurement of the debt of controlled companies and/or equity investment, as applicable. In certain instances, a discounted cash flow analysis may be considered in estimating EV, in which case, discount rates based on a weighted average cost of capital and application of the capital asset pricing model may be utilized.
The significant unobservable input used to value our private REIT investments based on the net asset value analysis is the capitalization rate applied to the earnings measure of the underlying property. Increases or decreases in the capitalization rate would result in a decrease or increase, respectively, in the fair value measurement.
Changes in market yields, discount rates, capitalization rates or EBITDA multiples, each in isolation, may change the fair value measurement of certain of our investments. Generally, an increase in market yields, discount rates or capitalization rates, or a decrease in EBITDA (or other) multiples may result in a decrease in the fair value measurement of certain of our investments.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.
During the three months ended September 30, 2018, the valuation methodology for ACE Cash Express, Inc (“ACE”) changed to remove the shadow method. As a result of the company’s performance and current market conditions, the fair value of our investment in ACE decreased to $21,371 as of September 30, 2018, a premium of $1,623 from its amortized cost, compared to the $1,861 unrealized appreciation recorded at June 30, 2018.
During the three months ended September 30, 2018, the valuation methodology for Photonis Technologies SAS (“Photonis”) changed to remove the waterfall analysis. As a result of the company’s performance and current market conditions, the fair value of our investment in Photonis decreased to $12,566 as of September 30, 2018, a discount of $6 from its amortized cost, compared to the $155 unrealized depreciation recorded at June 30, 2018.
During the three months ended September 30, 2018, the valuation methodology for Transplace Holdings (“Transplace”) changed to remove the WACC method. As a result of the company’s performance and current market conditions, the fair value of our investment in Transplace decreased to $28,104 as of September 30, 2018, a premium of $589 from its amortized cost, compared to the $610 unrealized appreciation recorded at June 30, 2018.
During the three months ended September 30, 2018, the valuation methodology for Universal Turbine Parts, LLC (“UTP”) changed to incorporate a waterfall analysis. Due to a deterioration in operating results and resulting credit impairment, the fair value of our investment in UTP decreased to $45,129 as of September 30, 2018, a discount of $18,571 from its amortized cost, compared to the $7,664 unrealized depreciation recorded at June 30, 2018.

F-63

During the three months ended September 30, 2018, we provided $10,206 of equity financing to NPRC to fund capital expenditures for existing properties.
During the three months ended September 30, 2018, we received partial repayments of $8,221of our loans previously outstanding with NPRC and its wholly owned subsidiary.
The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of September 30, 2018, the outstanding investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 52,559 individual loans and residual interest in four securitizations, and had an aggregate fair value of $308,267. The average outstanding individual loan balance is approximately $5 and the loans mature on dates ranging from October 1, 2018 to April 19, 2025 with a weighted-average outstanding term of 26 months as of September 30, 2018. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 23.9%. As of September 30, 2018, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $232,326.
As of September 30, 2018, based on outstanding principal balance, 7.1% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 19.9% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 73.0% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659).

Loan Type	Outstanding Principal Balance	Fair Value	Interest Rate Range	Weighted Average Interest Rate*
Super Prime	$18,093	$17,495	4.0% - 26.0%	12.5%
Prime	50,792	47,786	4.0% - 36.0%	17.1%
Near Prime	186,177	171,273	6.0% - 36.0%	26.9%
*Weighted by outstanding principal balance of the online consumer loans.

As of September 30, 2018, our investment in NPRC and its wholly-owned subsidiaries had an amortized cost of $828,972 and a fair value of $1,071,963, including our investment in online consumer lending as discussed above. The fair value of $839,637 related to NPRC’s real estate portfolio was comprised of forty-five multi-families properties, twelve self-storage units, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of September 30, 2018.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	46,292
3	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	20,216
4	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,624
5	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	175,108
6	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,375
7	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,845
8	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,700
9	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,550
10	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	14,092
11	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
12	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	22,997
13	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	32,525
14	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	25,957	22,455
15	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	10,925
16	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	4,677
17	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	12,862
18	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	12,916
19	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	15,300
20	NPH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	27,035

F-64

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
21	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	$8,500	$7,755
22	NPH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,401
23	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
24	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
25	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
26	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
27	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
28	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
29	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
30	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695
31	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
32	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	86,635
33	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	14,236
34	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	15,942
35	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	28,986
36	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	14,480
37	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	15,363
38	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	18,328
39	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	19,500
40	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	11,900
41	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
42	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
43	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
44	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
45	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
46	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
47	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	43,115
48	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
49	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
50	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
51	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,057
52	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	48,658
53	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	6,087
54	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	15,371
55	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
56	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
57	7915 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	95,700	76,560
58	8025 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	15,300	12,240
59	23275 Riverside Drive Owner, LLC	Southfield, MI	11/8/2017	52,000	44,044
60	23741 Pond Road Owner, LLC	Southfield, MI	11/8/2017	16,500	14,185
61	150 Steeplechase Way Owner, LLC	Largo, MD	1/10/2018	44,500	36,668
62	Laurel Pointe Holdings, LLC	Forest Park, GA	5/9/2018	33,005	26,400
63	Bradford Ridge Holdings, LLC	Forest Park, GA	5/9/2018	12,500	10,000
64	Olentangy Commons Owner LLC	Columbus, OH	6/1/2018	113,000	92,876
65	Villages of Wildwood Holdings LLC	Fairfield, OH	7/20/2018	46,500	39,525
66	Falling Creek Holdings LLC	Richmond, VA	8/8/2018	25,000	19,335
67	Crown Pointe Passthrough LLC	Danbury, CT	8/30/2018	108,500	89,400
68	Ashwood Ridge Holdings LLC	Jonesboro, GA	9/21/2018	9,600	7,300
				$2,034,164	$1,690,186

F-65

On September 25, 2017, Prospect exchanged $1,600 of Senior Secured Term Loan A and $4,799 of Senior Secured Term Loan B investments in Targus International, LLC into 6,120,658 of common shares of Targus Cayman HoldCo Limited, and recorded a realized gain of $846, as a result of this transaction.
As of September 30, 2018, $3,381,259 of our loans to portfolio companies, at fair value, bear interest at floating rates and have LIBOR floors ranging from 0.0% - 3.0%. As of September 30, 2018, $599,244 of our loans to portfolio companies, at fair value, bear interest at fixed rates ranging from 1.0% - 20.0%. As of June 30, 2018, $3,323,420 of our loans to portfolio companies, at fair value, bore interest at floating rates and have LIBOR floors ranging from 0.0% - 3.0%. As of June 30, 2018, $489,962 of our loans to portfolio companies, at fair value, bore interest at fixed rates ranging from 5.0% - 20.0%.
At September 30, 2018, six loan investments were on non-accrual status: Ark-La-Tex, Edmentum Ultimate Holdings, LLC (“Edmentum”, the Unsecured Junior PIK Note), Pacific World Corporation (Senior Secured Term Loan B), United Sporting Companies, Inc. (“USC”), USES Corp. (“USES”), and UTP (the Senior Secured Term Loan B). At June 30, 2018, five loan investments were on non-accrual status: Ark-La-Tex, Edmentum (the Unsecured Junior PIK Note), Pacific World Corporation (the Senior Secured Term Loan B), USC, and USES. Cost balances of these loans amounted to $348,234 and $315,733 as of September 30, 2018 and June 30, 2018, respectively. The fair value of these loans amounted to $150,338 and $143,719 as of September 30, 2018 and June 30, 2018, respectively. The fair values of these investments represent approximately 2.4% and 2.5% of our total assets at fair value as of September 30, 2018 and June 30, 2018, respectively.

Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of September 30, 2018 and June 30, 2018, we had $38,530 and $29,675, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of September 30, 2018 and June 30, 2018.
During the three months ended September 30, 2018 and the three months ended September 30, 2017, there were no sales of the senior secured Term Loan A investments. We serve as an agent for these loans and collect a servicing fee from the counterparties on behalf of the Investment Adviser. We receive a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser. See Note 13 for further discussion.
Unconsolidated Significant Subsidiaries
Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, we must determine which of our unconsolidated controlled portfolio companies are considered “significant subsidiaries,” if any. In evaluating these investments, there are three tests utilized to determine if any of our controlled investments are considered significant subsidiaries: the asset test, the income test and the investment test. Rule 3-09 of Regulation S-X requires separate audited financial statements of an unconsolidated subsidiary in an annual report if any of the three tests exceed 20%. Rule 4-08(g) of Regulation S-X requires summarized financial information in an annual report if any of the three tests exceeds 10%, and summarized financial information in a quarterly report if either the investment or income test exceeds 20% pursuant to Rule 10-01(b) of Regulation S-X.
The following table summarizes the results of our analysis for the three tests for the three months ended September 30, 2018 and year ended June 30, 2018.

	Asset Test		Income Test		Investment Test
	Greater than 10% but Less than 20%	Greater than 20%	Greater than 10% but Less than 20%	Greater than 20%	Greater than 10% but Less than 20%	Greater than 20%
Three Months Ended September 30, 2018	N/A	NPRC	N/A	CP Energy First Tower Finance NPRC Valley Electric	NPRC	-
Year Ended June 30, 2018	-	NPRC	Arctic (1)	First Tower Finance NPRC	NPRC	-
(1) On April 6, 2018, our common equity investment in Arctic Equipment was exchanged for newly issued common shares of CP Energy as a result of a merger between the two companies.
Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment or the marking to fair value of an investment in any given year can be highly concentrated

F-66

among several investments. After performing the income analysis for the three months ended September 30, 2018, as currently promulgated by the SEC, we determined that three and two of our controlled investments, respectively, individually generated more than 20% of our income during the three months ended September 30, 2018 and for the year ended June 30, 2018. We do not believe that the calculation promulgated by the SEC correctly identifies significant subsidiaries but have included CP Energy Services, Inc. (“CP Energy”), First Tower Finance Company LLC (“First Tower Finance”), National Property REIT Corp. (“NPRC”) and Valley Electric Company, Inc. (“Valley Electric”) as significant subsidiaries.
The following tables show summarized financial information for CP Energy, which met the 20% income test for the three months ended September 30, 2018:

	August 31, 2018	May 31, 2018
Balance Sheet Data
Cash and invested assets	$4,302	$6,482
Accounts receivable, net	10,330	7,942
Fixed Assets	58,956	58,570
Intangibles, including goodwill	15,536	17,869
Other assets	828	2,121
Long Term Debt	428	423
Notes payable, due to Prospect or Affiliate	38,006	36,570
Other liabilities	3,321	6,004
Total equity	48,197	49,987

	Three Months Ended August 31,
	2018	2017
Summary of Operations
Total revenue	$21,043	$12,361
Total expenses	22,614	14,343
Net income (loss)	$(1,571)	$(1,982)

F-67

The following tables show summarized financial information for First Tower Finance, which met the 20% income test for the three months ended September 30, 2018:

	September 30, 2018	June 30, 2018
Balance Sheet Data
Cash and invested assets	$79,636	$76,088
Accounts receivable, net	549,893	527,035
Property, plant and equipment, net	29,860	29,685
Intangibles, including goodwill	71,866	75,672
Other assets	5,256	6,013
Notes payable, due to Prospect or Affiliate	272,170	273,066
Other liabilities	529,624	505,539
Total equity	(65,283)	(64,112)

	Three Months Ended September 30,
	2018	2017
Summary of Operations
Total revenue	$66,617	$57,543
Total expenses	67,547	58,128
Net income (loss)	$(930)	$(585)
The following tables show summarized financial information for NPRC, which met the 20% income test for the three months ended September 30, 2018:

	September 30, 2018	June 30, 2018
Balance Sheet Data
Cash and cash equivalents	$119,419	$131,683
Real estate, net	1,871,313	$1,702,380
Unsecured consumer loans, at fair value	236,554	$305,268
Other assets	96,985	$90,310
Mortgages payable	1,678,836	$1,519,353
Revolving credit facilities and other secured financing	102,829	$167,294
Notes payable, due to Prospect or Affiliate	511,001	$519,383
Other liabilities	59,983	$42,846
Total equity	(28,378)	$(19,235)

	Three Months Ended September 30,
	2018	2017
Summary of Operations
Total revenue	$100,644	$98,885
Total expenses	83,069	82,178
Operating income	17,575	16,707
Depreciation and amortization	(18,198)	(19,101)
Fair value adjustment	(8,080)	(30,813)
Net income (loss)	$(8,703)	$(33,207)

F-68

The following tables show summarized financial information for Valley Electric, which met the 20% income test for the three months ended September 30, 2018:

	September 30, 2018	June 30, 2018
Balance Sheet Data
Cash and invested assets	$(647)	$(1,821)
Accounts receivable, net	36,757	37,358
Construction in Progress	24,635	15,667
Fixed Assets	3,105	2,735
Intangibles, including goodwill	9,185	9,622
Other assets	3,456	3,198
Notes payable, due to Prospect or Affiliate	10,430	10,430
Other liabilities	37,580	35,224
Total equity	28,481	21,105

	Three Months Ended September 30,
	2018	2017
Summary of Operations
Total revenue	$53,480	$32,865
Total expenses	45,892	31,705
Net income (loss)	$7,588	$1,160
The SEC has requested comments on the proper mechanics of how the calculations related to Rules 3-09 and 4-08(g) of Regulation S-X should be completed. There is currently diversity in practice for the calculations. We expect that the SEC will clarify the calculation methods in the future.
Note 4. Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility”). The lenders had extended commitments of $885,000 under the 2014 Facility as of June 30, 2018. The 2014 Facility included an accordion feature which allowed commitments to be increased up to $1,500,000 in the aggregate. Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points. Additionally, the lenders charged a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility was drawn or 100 basis points otherwise.
On August 1, 2018, we renegotiated the 2014 Facility and closed an expanded five and a half year revolving credit facility (the “2018 Facility” and collectively with the 2014 Facility, the “Revolving Credit Facility”). The lenders have extended commitments of $795,000 under the 2018 Facility as of September 30, 2018.The 2018 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The 2018 Facility matures on March 27, 2024. It includes a revolving period that extends through March 27, 2022, followed by an additional two-year amortization period, with distributions allowed to Prospect after the completion of the revolving period. During such two-year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two-year amortization period, the remaining balance will become due, if required by the lenders.

The 2018 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2018 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2018 Facility. The 2018 Facility also requires the maintenance of a minimum liquidity requirement. As of September 30, 2018, we were in compliance with the applicable covenants.
Interest on borrowings under the 2018 Facility is one-month LIBOR plus 220 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn. The 2018 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
For the three months ended September 30, 2018 and 2017, the average stated interest rate (i.e., rate in effect plus the spread) and average outstanding borrowings for the Facility were as follows:

	For the Three Months Ended September 30,
	2018	2017
Average stated interest rate	4.31%	3.46%
Average outstanding balance	$36,333	—
As of September 30, 2018 and June 30, 2018, we had $336,167 and $547,205, respectively, available to us for borrowing under the Revolving Credit Facility, with $404,000 and $37,000 outstanding as of September 30, 2018 and June 30, 2018, respectively. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $795,000. As of September 30, 2018, the investments, including cash, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,513,897, which represents 25.0% of our total investments, including cash. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $8,431 of new fees and $1,473 were carried over for continuing participants from the previous facility, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of September 30, 2018, $8,202 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities. As of September 30, 2018, $325 of fees were expensed relating to credit providers in the 2014 Facility who did not commit to the 2018 Facility.
During the three months ended September 30, 2018 and September 30, 2017, we recorded $4,365 and $2,954, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.

F-69

Note 5. Convertible Notes
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that matured on October 15, 2017 (the “2017 Notes”). The 2017 Notes bore interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017. On October 15, 2017, we repaid the outstanding principal amount of $50,734 of the 2017 Notes, plus interest. No gain or loss was realized on the transaction.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on March 15, 2018 (the “2018 Notes”). The 2018 Notes bore interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017. On March 15, 2018, we repaid the outstanding principal amount of $85,419 of the 2018 Notes, plus interest. No gain or loss was realized on the transaction.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600. On May 30, 2018, we repurchased $98,353 aggregate principal amount of the 2019 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $2,383 loss during the three months ended June 30, 2018. As of September 30, 2018, the outstanding aggregate principal amount of the 2019 Notes is $101,647.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. As of September 30, 2018, the outstanding aggregate principal amount of the 2020 Notes is $392,000.
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Original 2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Original 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the Original 2022 Notes, net of underwriting discounts and offering costs, were $218,010. On May 18, 2018, we issued an additional $103,500 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Additional 2022 Notes”, and together with the Original 2022 Notes, the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Additional 2022 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2022 Notes and bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2018. Total proceeds from the issuance of the Additional 2022 Notes, net of underwriting discounts and offering costs, were $100,749. Following the issuance of the Additional 2022 Notes and as of September 30 2018, the outstanding aggregate principal amount of the 2022 Notes is $328,500.
Certain key terms related to the convertible features for the 2019 Notes, the 2020 Notes and the 2022 Notes (collectively, the “Convertible Notes”) are listed below.

	2019 Notes	2020 Notes	2022 Notes
Initial conversion rate(1)	79.7766	80.6647	100.2305
Initial conversion price	$12.54	$12.40	$9.98
Conversion rate at September 30, 2018(1)(2)	79.8360	80.6670	100.2305
Conversion price at September 30, 2018(2)(3)	$12.53	$12.40	$9.98
Last conversion price calculation date	12/21/2017	4/11/2018	4/11/2018
Dividend threshold amount (per share)(4)	$0.110025	$0.110525	$0.083330

F-70

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $27,323 of fees which are being amortized over the terms of the notes, of which $12,009 remains to be amortized and is included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities as of September 30, 2018.
During the three months ended September 30, 2018 and September 30, 2017, we recorded $11,435 and $13,656, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Note 6. Public Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Original 2023 Notes”). The Original 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the Original 2023 Notes, net of underwriting discounts and offering costs, were $243,641. On June 20, 2018, we issued an additional $70,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Additional 2023 Notes”, and together with the Original 2023 Notes, the “2023 Notes”). The Additional 2023 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2023 Notes and bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the Additional 2023 Notes, net of underwriting discounts, were $69,403. As of September 30, 2018, the outstanding aggregate principal amount of the 2023 Notes is $320,000.
On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998. On June 7, 2018, we commenced a tender offer to purchase for cash any and all of the $300,000 aggregate principal amount outstanding of the 5.00% 2019 Notes. On June 20, 2018, $146,464 aggregate principal amount of the 5.00% 2019 Notes, representing 48.8% of the previously outstanding 5.00% 2019 Notes, were validly tendered and accepted. The transaction resulted in our recognizing a loss of $3,705 during the three months ended June 30, 2018. On September 26, 2018, we repurchased the remaining $153,536 aggregate principal amount of the 5.00% 2019 Notes at a price of 101.645, including commissions. The transaction resulted in our recognizing a loss of $2,874 during the three months ended September 30, 2018.
On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the Original 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market (“ATM”) program with FBR Capital Markets & Co. through which we could sell, by means of ATM offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes (“Initial 2024 Notes ATM”). Following the initial 2024 Notes ATM, the aggregate principal amount of the 2024 Notes issued was $199,281 for net proceeds of $193,253, after commissions and offering costs. On July 2, 2018, we entered into a second ATM program with B.Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of the 2024 Notes (“Second 2024 Notes ATM”, and together with the Initial 2024 Notes ATM, the “2024 Notes Follow-on Program”). The 2024 Notes are listed on the New York Stock Exchange (“NYSE”) and trade thereon under the ticker “PBB.” During the three months ended September 30, 2018, we issued an additional $15,566 aggregate principal amount under the second 2024 Notes ATM, for net proceeds of $15,461, after commissions and offering costs. As of September 30, 2018, the outstanding aggregate principal amount of the 2024 Notes is $214,847.
On June 7, 2018, we issued $55,000 aggregate principal amount of unsecured notes that mature on June 15, 2028 (the “2028 Notes”). The 2028 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the 2028 Notes, net of underwriting discounts and offering costs were $53,119. On July 2, 2018, we entered into an ATM program with B.Riley FBR, Inc. and BB&T Capital Markets, and on August 31, 2018 with Comerica Securities, Inc., through which we could sell, by means of ATM offerings, up to $100,000 in aggregate principal amount of our existing 2028 Notes (“2028 Notes ATM” or “2028 Notes Follow-on Program”). The 2028 Notes are listed on the NYSE and trade thereon under the ticker “PBY.” During the three months ended September 30, 2018, we issued an additional $10,078 aggregate principal amount under the 2028 Notes ATM, for net proceeds of $9,963, after commissions and offering costs. As of September 30, 2018, the outstanding aggregate principal amount of the 2028 Notes is $65,078.
On September 27, 2018, we issued $100,000 aggregate principal amount of unsecured notes that mature on January 15, 2024 (the “6.375% 2024 Notes”). The 6.375% 2024 Notes settled on October 1, 2018. The 6.375% 2024 Notes bear interest at a rate of 6.375% per year, payable semi-annually on January 15 and July 15 of each year, beginning January 15, 2019. Total proceeds from the issuance of the 6.375% 2024 Notes, net of underwriting discounts and offering costs, were $98,985. Net proceeds are reflected in Due from Broker on the Consolidated Statements of Assets and Liabilities.
The 2023 Notes, the 2024 Notes, the 2028 Notes, and the 6.375% 2024 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.

F-71

In connection with the issuance of the Public Notes we recorded a discount of $3,337 and debt issuance costs of $13,689, which are being amortized over the terms of the notes. As of September 30, 2018, $2,093 of the original issue discount and $10,126 of the debt issuance costs remain to be amortized and are included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities.
During the three months ended September 30, 2018 and September 30, 2017, we recorded $11,363 and $11,041, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Note 7. Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the three months ended September 30, 2018, we issued $39,757 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $39,093. These notes were issued with stated interest rates ranging from 5.00% to 6.00% with a weighted average interest rate of 5.48%. These notes mature between July 15, 2023 and September 15, 2028. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2018:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$18,668	5.00%	5.00%	July 15, 2023 - September 15, 2023
7	7,172	5.50%–5.75%	5.73%	July 15, 2025 - September 15, 2025
8	385	5.75%	5.75%	46218
10	13,532	6.00%	6.00%	July 15, 2028 - September 15, 2028
	$39,757
During the three months ended September 30, 2017, we issued $27,402 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $26,996. These notes were issued with stated interest rates ranging from 4.00% to 5.00% with a weighted average interest rate of 4.57%. These notes mature between July 15, 2022 and September 15, 2025. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended September 30, 2017:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$17,059	4.00%–4.75%	4.42%	July 15, 2022 – September 15, 2022
7	2,825	4.75%–5.00%	4.93%	July 15, 2024
8	7,518	4.50%–5.00%	4.76%	August 15, 2025 – September 15, 2025
	$27,402
During the three months ended September 30, 2018, we redeemed, prior to maturity, $29,360 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.70% in order to replace shorter maturity debt with longer-term debt. During the three months ended September 30, 2018, we repaid $2,434 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2018 was $256. The following table summarizes the Prospect Capital InterNotes® outstanding as of September 30, 2018:

F-72

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$245,127	4.00% – 5.50%	4.93%	July 15, 2020 - September 15, 2023
5.2	4,440	4.63%	4.63%	August 15, 2020 - September 15, 2020
5.3	2,636	4.63%	4.63%	September 15, 2020
5.5	69,570	4.25% – 4.75%	4.57%	May 15, 2020 - November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 - May 15, 2021
6.5	38,672	5.10% – 5.25%	5.23%	December 15, 2021 - May 15, 2022
7	143,604	4.00% – 5.75%	5.12%	January 15, 2020 - September 15, 2025
7.5	1,996	5.75%	5.75%	February 15, 2021
8	24,820	4.50% – 5.75%	4.67%	August 15, 2025 - July 15, 2026
10	50,906	4.32% – 7.00%	6.11%	March 15, 2022 - September 15, 2028
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,163	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	20,199	4.13% – 6.25%	5.54%	December 15, 2030 - August 15, 2031
20	4,060	5.75% – 6.00%	5.89%	November 15, 2032 - October 15, 2033
25	32,834	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	107,700	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$768,887

F-73

During the three months ended September 30, 2017, we redeemed, prior to maturity $89,980 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.91% in order to replace debt with shorter maturity dates. During the three months ended September 30, 2017, we repaid $1,884 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended September 30, 2017 was $445.
The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2018:

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$228,835	4.00% – 5.50%	4.92%	July 15, 2020 - June 15, 2023
5.2	4,440	4.63%	4.63%	August 15, 2020 - September 15, 2020
5.3	2,636	4.63%	4.63%	September 15, 2020
5.5	86,097	4.25% – 4.75%	4.61%	May 15, 2020 - November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 - May 15, 2021
6.5	38,832	5.10% – 5.25%	5.23%	December 15, 2021 - May 15, 2022
7	147,349	4.00% – 5.75%	5.05%	January 15, 2020 - June 15, 2025
7.5	1,996	5.75%	5.75%	February 15, 2021
8	24,720	4.50% – 5.25%	4.65%	August 15, 2025 - May 15, 2026
10	37,424	5.34% – 7.00%	6.19%	March 15, 2022 - December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,163	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	20,677	4.13% – 6.25%	5.55%	December 15, 2030 - August 15, 2031
20	4,120	5.75% – 6.00%	5.89%	November 15, 2032 - October 15, 2033
25	33,139	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	108,336	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$760,924
In connection with the issuance of Prospect Capital InterNotes®, we incurred $24,904 of fees which are being amortized over the term of the notes, of which $11,875 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of September 30, 2018.
During the three months ended September 30, 2018 and September 30, 2017, we recorded $10,745 and $13,384, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.

F-74

Note 8. Fair Value and Maturity of Debt Outstanding
The following table shows our outstanding debt as of September 30, 2018.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$404,000	$8,202	$404,000	(3)	$404,000		1ML+2.20%	(6)

2019 Notes	101,647	183	101,464		102,282	(4)	6.51%	(7)
2020 Notes	392,000	3,705	388,295		395,579	(4)	5.38%	(7)
2022 Notes	328,500	8,121	320,379		325,458	(4)	5.71%	(7)
Convertible Notes	822,147	12,009	810,138		823,319

2023 Notes	320,000	3,874	316,126		325,837	(4)	6.09%	(7)
2024 Notes	214,847	4,898	209,949		215,105	(4)	6.76%	(7)
2028 Notes	65,078	2,132	62,946		64,454	(4)	6.74%	(7)
6.375% 2024 Notes	100,000	1,315	98,685		99,460	(4)	6.63%	(7)
Public Notes	699,925	12,219	687,706		704,856

Prospect Capital InterNotes®	768,887	11,875	757,012		790,235	(5)	5.81%	(8)
Total	$2,694,959	$44,305	$2,658,856		$2,722,410

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of September 30, 2018.

(2)	The maximum draw amount of the Revolving Credit facility as of September 30, 2018 is $795,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes and the 2028 Notes, the rate presented is a combined effective interest rate of their respective original Note issuances and Note Follow-on Programs.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation which approximates level yield, are weighted against the average year-to-date principal balance.

F-75

The following table shows our outstanding debt as of June 30, 2018.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$37,000	$2,032	$37,000	(3)	$37,000		1ML+2.25%	(6)

2019 Notes	101,647	339	101,308		103,562	(4)	6.51%	(7)
2020 Notes	392,000	4,270	387,730		392,529	(4)	5.38%	(7)
2022 Notes	328,500	8,465	320,035		320,084	(4)	5.69%	(7)
Convertible Notes	822,147		809,073		816,175

5.00% 2019 Notes	153,536	456	153,080		155,483	(4)	5.29%	(7)
2023 Notes	320,000	4,120	315,880		328,909	(4)	6.09%	(7)
2024 Notes	199,281	4,559	194,722		202,151	(4)	6.74%	(7)
2028 Notes	55,000	1,872	53,128		55,220	(4)	6.72%	(7)
Public Notes	727,817		716,810		741,763

Prospect Capital InterNotes®	760,924	11,998	748,926		779,400	(5)	5.76%	(8)
Total	$2,347,888		$2,311,809		$2,374,338

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2018.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2018 is $885,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation which approximates level yield, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of September 30, 2018.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$404,000	$—	$—	$—	$404,000
Convertible Notes	822,147	101,647	392,000	328,500	—
Public Notes	699,925	—	—	320,000	379,925
Prospect Capital InterNotes®	768,887	—	285,650	226,047	257,190
Total Contractual Obligations	$2,694,959	$101,647	$677,650	$874,547	$1,041,115

F-76

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2018.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$37,000	$—	$37,000	$—	$—
Convertible Notes	822,147	101,647	392,000	328,500	—
Public Notes	727,817	—	153,536	320,000	254,281
Prospect Capital InterNotes®	760,924	—	276,484	246,525	237,915
Total Contractual Obligations	$2,347,888	$101,647	$859,020	$895,025	$492,196
Note 9. Stock Repurchase Program, Equity Offerings, Offering Expenses, and Distributions
On August 24, 2011, our Board of Directors approved a share repurchase plan (the “Repurchase Program”) under which we may repurchase up to $100,000 of our common stock at prices below our net asset value per share. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. Our last notice was delivered with our annual proxy mailing on September 25, 2018.
We did not repurchase any shares of our common stock during the three months ended September 30, 2018 and September 30, 2017. As of September 30, 2018, the approximate dollar value of shares that may yet be purchased under the Repurchase Program is $65,860.

Excluding dividend reinvestments, during the three months ended September 30, 2018 and September 30, 2017, we did not issue any shares of our common stock.
On August 31, 2016, we filed a registration statement on Form N-2 (File No. 333-213391) with the SEC. We subsequently filed a Pre-Effective Amendment No. 2 thereto on November 1, 2016, which the SEC declared effective on November 3, 2016. On October 26, 2017, we filed Post-Effective Amendment No. 50 to the registration statement, which the SEC declared effective on October 30, 2017. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $5,000,000 in securities, consisting of common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. As of September 30, 2018, we have the ability to issue up to $4,221,013 in securities under the registration statement.
During the three months ended September 30, 2018 and September 30, 2017, we distributed approximately $65,693 and $81,647, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the three months ended September 30, 2017 and September 30, 2018.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/9/2017	7/31/2017	8/24/2017	$0.083330	$30,011
5/9/2017	8/31/2017	9/21/2017	0.083330	30,017
8/28/2017	9/29/2017	10/19/2017	0.060000	21,619
Total declared and payable for the three months ended September 30, 2017				$81,647

5/9/2018	7/31/2018	8/23/2018	$0.060000	$21,881
5/9/2018	8/31/2018	9/20/2018	0.060000	21,898
8/28/2018	9/28/2018	10/18/2018	0.060000	21,914
Total declared and payable for the three months ended September 30, 2018				$65,693
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during three months ended September 30, 2018 and September 30, 2017. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be recorded and payable subsequent to September 30, 2018:

•	$0.06 per share for October 2018 to holders of record on October 31, 2018 with a payment date of November 21, 2018.

F-77

During the three months ended September 30, 2018 and September 30, 2017, we issued 815,201 and 233,489 shares of our common stock, respectively, in connection with the dividend reinvestment plan.
On February 9, 2016, we amended our dividend reinvestment plan that provided for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash, to add the ability of stockholders to purchase additional shares by making optional cash investments. Under the revised dividend reinvestment and direct stock repurchase plan, stockholders may elect to purchase additional shares through our transfer agent in the open market or in negotiated transactions.

During the three months ended September 30, 2018, Prospect officers purchased 18,892 shares of our stock, or 0.01% of total outstanding shares as of September 30, 2018, through shares issued in connection with our dividend reinvestment plan.
As of September 30, 2018, we have reserved 72,662,285 shares of our common stock for issuance upon conversion of the Convertible Notes (see Note 5).
Note 10. Other Income
Other income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fees, and other miscellaneous and sundry cash receipts. The following table shows income from such sources during the three months ended September 30, 2018 and September 30, 2017.

	Three Months Ended September 30,
	2018	2017
Structuring, amendment, and advisory fees	$4,105	$8,207
Royalty and Net Revenue interests	1,823	1,578
Administrative agent fees	125	165
Total Other Income	$6,053	$9,950
Note 11. Net Increase in Net Assets per Share
The following information sets forth the computation of net increase in net assets resulting from operations per share during the three months ended September 30, 2018 and September 30, 2017.

	Three Months Ended September 30,
	2018	2017
Net increase in net assets resulting from operations	$83,795	$11,973
Weighted average common shares outstanding	364,783,137	360,171,834
Net increase in net assets resulting from operations per share	0.23	$0.03
Note 12. Income Taxes
While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is August 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified. The tax return for the tax year ended August 31, 2018 has not been filed. Taxable income and all amounts related to taxable income for the tax year ended August 31, 2018 are estimates and will not be fully determined until the Company’s tax return is filed.
For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the tax years ended August 31, 2018, 2017, and 2016 were as follows:

	Tax Year Ended August 31,
	2018	2017	2016
Ordinary income	$269,095	$359,215	$355,985
Capital gain	—	—	—
Return of capital	—	—	—
Total distributions paid to shareholders	$269,095	$359,215	$355,985

F-78

We generate certain types of income that may be exempt from U.S. withholding tax when distributed to non-U.S. shareholders. Under IRC Section 871(k), a RIC is permitted to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. shareholders with proper documentation. For the 2018 calendar year, 46.72% of our distributions as of September 30, 2018 qualified as interest related dividends which are exempt from U.S. withholding tax applicable to non-U.S. shareholders.

For the tax year ending August 31, 2019, the tax character of dividends paid to shareholders through September 30, 2018 is expected to be ordinary income. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending August 31, 2019.

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended August 31, 2018, 2017, and 2016:

	Tax Year Ended August 31,
	2018	2017	2016
Net increase in net assets resulting from operations	$406,305	$254,904	$262,831
Net realized loss on investments	26,335	100,765	22,666
Net unrealized (gains) losses on investments	(105,599)	(61,939)	73,181
Other temporary book-to-tax differences	(63,938)	(32,117)	(56,036)
Permanent differences	31	(772)	2,489
Taxable income before deductions for distributions	$263,134	$260,841	$305,131
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by us after the August 31, 2011 tax year will not be subject to expiration. Any losses incurred in post-enactment tax years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As of August 31, 2018, we had capital loss carryforwards of approximately $280,386 available for use in later tax years. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Company’s capital loss carryforwards may become permanently unavailable due to limitations by the Code.
For the tax year ended August 31, 2018, we had no cumulative taxable income in excess of cumulative distributions.
As of September 30, 2018, the cost basis of investments for tax purposes was $6,000,194 resulting in an estimated net unrealized loss of $63,511. As of September 30, 2018, the gross unrealized gains and losses were $497,371 and $560,882, respectively. As of June 30, 2018, the cost basis of investments for tax purposes was $5,871,043 resulting in an estimated net unrealized loss of $143,764. As of June 30, 2018, the gross unrealized gains and losses were $476,197 and $619,961, respectively. Due to the difference between our fiscal year end and tax year end, the cost basis of our investments for tax purposes as of September 30, 2018 and June 30, 2018 was calculated based on the book cost of investments as of September 30, 2018 and June 30, 2018, respectively, with cumulative book-to-tax adjustments for investments through August 31, 2018 and 2017, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal excise taxes, among other items. During the tax year ended August 31, 2018, we decreased overdistributed net investment income by $31 and dereased capital in excess of par value by $31. During the tax year ended August 31, 2017, we increased overdistributed net investment income by $772 and increased capital in excess of par value by $772. Due to the difference between our fiscal and tax year end, the reclassifications for the taxable year ended August 31, 2018 is being recorded in the fiscal year ending June 30, 2019 and the reclassifications for the taxable year ended August 31, 2017 were recorded in the fiscal year ended June 30, 2018.

F-79

Note 13. Related Party Agreements and Transactions
Investment Advisory Agreement
We have entered into an investment advisory and management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.
The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our total assets. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
The total gross base management fee incurred to the favor of the Investment Adviser was $30,095 and $30,379 during the three months ended September 30, 2018 and September 30, 2017, respectively.
The Investment Adviser has entered into a servicing agreement with certain institutions that purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. During the three months ended September 30, 2018 and September 30, 2017, we received payments of $138 and $216, respectively, from these institutions, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments, which reduced the base management fees to $29,957 and $30,163 for the three months ended September 30, 2018 and September 30, 2017, respectively.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

F-80

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate amortized cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The total income incentive fee incurred was $21,290 and $15,933 during the three months ended September 30, 2018 and September 30, 2017, respectively. No capital gains incentive fee was incurred during the three months ended September 30, 2018 and September 30, 2017.
Administration Agreement
We have also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and her staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see Managerial Assistance section below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly-owned subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are reviewed quarterly by our Board of Directors.
The allocation of gross overhead expense from Prospect Administration was $3,365 and $4,710 for the three months ended September 30, 2018 and September 30, 2017, respectively. Prospect Administration received estimated payments of $1,182 directly from our portfolio companies, and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the three months ended September 30, 2017. Prospect Administration did not receive any estimated payments of similar nature during the three months ended September 30, 2018. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. Net overhead during the three months ended September 30, 2018 and September 30, 2017 totaled $3,365 and $3,528, respectively.
Managerial Assistance

F-81

As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
During the three months ended September 30, 2018 and September 30, 2017, we received payments of $2,043 and $1,093, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration.
Co-Investments
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc. (f/k/a Pathway Energy Infrastructure Fund, Inc.), subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
As of September 30, 2018, we had co-investments with Priority Income Fund, Inc. in the following CLO funds: Apidos CLO XXII, Barings CLO Ltd. 2018-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., CIFC Funding 2014-V, Ltd., CIFC Funding 2016-I, Ltd., Galaxy XXVIII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII-R, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners 18-R Ltd., Romark WM-R Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd. and Voya CLO 2017-3, Ltd.; however, HarbourView CLO VII-R, Ltd. and Octagon Investment Partners 18-R Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of September 30, 2018, we had a co-investment with Pathway Capital Opportunity Fund, Inc. in Carlyle Global Market Strategies CLO 2014-4-R, Ltd.; however, this investment is not considered a co-investment pursuant to the Order as it was purchased on the secondary market.
We reimburse CLO investment valuation services fees initially incurred by Priority Income Fund, Inc. During the three months ended September 30, 2018 and September 30, 2017, we recognized expenses that were reimbursed for valuation services of $53

F-82

and $52, respectively. Conversely, Priority Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc. reimburse us for software fees, expenses which were initially incurred by Prospect. As of September 30, 2018 and June 30, 2018 we accrued a receivable from Priority Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc. for software fees of $43 and $88, respectively, which will be reimbursed to us.
Due from NPRC
As of September 30, 2018, we recorded a $5.8 million due from affiliate on the Consolidated Statement of Assets and Liabilities for a partial repayment from our investment in NPRC senior secured term loan TLE that was received on October 1, 2018. The $5.8 million principal payment reduced the cost basis of our investment in NPRC senior secured term loan TLE as of September 30, 2018.
Note 14. Transactions with Controlled Companies
The descriptions below detail the transactions which Prospect Capital Corporation (“Prospect”) has entered into with each of our controlled companies. Certain of the controlled entities discussed below were consolidated effective July 1, 2014 (see Note 1). As such, transactions with these Consolidated Holding Companies are presented on a consolidated basis.
Arctic Energy Services, LLC
Prospect owns 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a Consolidated Holding Company. Arctic Equipment owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), with Ailport Holdings, LLC (“Ailport”) (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains. As of June 30, 2017, we reported Arctic Energy as a separate controlled company. On April 6, 2018, Arctic Equipment merged with CP Energy and our equity interest was exchanged for newly issued common shares of CP Energy. Refer to discussion on CP Energy ownership below.
The following managerial assistance recognized had not yet been paid by Arctic Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$225
September 30, 2018	225
CCPI Inc.
Prospect owns 100% of the equity of CCPI Holdings Inc. (“CCPI Holdings”), a Consolidated Holding Company. CCPI Holdings owns 94.59% of the equity of CCPI Inc. (“CCPI”), with CCPI management owning the remaining 5.41% of the equity. CCPI owns 100% of each of CCPI Europe Ltd. and MEFEC B.V., and 45% of Gulf Temperature Sensors W.L.L.
On August 1, 2017, we entered into a participation agreement with CCPI management, and sold $144 of Prospect's investment in the Term Loan B debt.

The following amounts were paid from CCPI to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended September 30, 2017	$112
Three Months Ended September 30, 2018	223
The following interest payments were accrued and paid from CCPI to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$935
Three Months Ended September 30, 2018	914
The following managerial assistance payments were paid from CCPI to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2017	$60
Three Months Ended September 30, 2018	60

F-83

The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$—
September 30, 2018	60
The following managerial assistance recognized had not yet been paid by CCPI to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$60
September 30, 2018	—
The following payments were paid from CCPI to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CCPI (no direct income was recognized by Prospect, but Prospect was able to recognize these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended September 30, 2017	45
Three Months Ended September 30, 2018	—
The following amounts were due from CCPI to Prospect for reimbursement of expenses paid by Prospect on behalf of CCPI and were included by Prospect within other receivables:

June 30, 2018	$7
September 30, 2018	—
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings of Delaware LLC (“CP Holdings”), a Consolidated Holding Company. CP Holdings owns 99.8%% of the equity of CP Energy, and the remaining equity is owned by CP Energy management. CP Energy owns directly or indirectly 100% of each of CP Well; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.

On October 1, 2017, we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged $35,048 of Series B Convertible Preferred Stock for $35,048 of senior secured debt. We received $228 of an advisory fee related to the above transaction, which we recognized as other income.

On January 18, 2018, CP Energy redeemed common shares belonging to senior management, which increased our ownership percentage from 82.3% to 94.2% as of March 31, 2018.

On April 6, 2018, our common equity investment cost in the amount of $60,876 at the date of the merger in Arctic Equipment was exchanged for newly issued common shares of CP Energy. As a result of this merger between these controlled portfolio companies, our equity ownership percentage in CP Energy increased to 99.8%. There was no realized gain or loss recognized by us since this was a merger amongst two portfolio companies under our control.

The following interest payments were accrued and paid from CP Energy to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$—
Three Months Ended September 30, 2018	1,195
The following interest income recognized had not yet been paid by CP Energy to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$—
September 30, 2018	1,182

F-84

The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$150
September 30, 2018	—
The following managerial assistance recognized had not yet been paid by CP Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$—
September 30, 2018	150

The following amounts were due from CP Energy to Prospect for reimbursement of expenses paid by Prospect on behalf of CP Energy and were included by Prospect within other receivables:

June 30, 2018	$55
September 30, 2018	1
Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a Consolidated Holding Company. Credit Central Delaware owns 98.26% of the equity of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) (“Credit Central”), with entities owned by Credit Central management owning the remaining 1.74% of the equity. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC. Credit Central is a branch-based provider of installment loans.
On September 28, 2016, Prospect performed a buyout of Credit Central management’s ownership stake, purchasing additional subordinated debt of $12,523 at a discount of $7,521. Prospect also purchased $2,098 of additional shares, increasing its ownership to 98.26%.
During the three months ended September 30, 2018 and September 30, 2017, the following amounts of the aforementioned original issue discount of $7,521 accreted during the respective period, and included in interest income.

Three Months Ended September 30, 2017	$430
Three Months Ended September 30, 2018	848
The following interest payments were accrued and paid from Credit Central to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$3,080
Three Months Ended September 30, 2018	2,651
The following managerial assistance payments were paid from Credit Central to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2017	$175
Three Months Ended September 30, 2018	175
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$175
September 30, 2018	175

F-85

The following amounts were due to Credit Central from Prospect for reimbursement of expenses paid by Credit Central on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2018	$33
September 30, 2018	—
Echelon Transportation LLC (f/k/a Echelon Aviation LLC)
Prospect owns 100% of the membership interests of Echelon Transportation LLC (“Echelon”). Echelon owns 60.7% of the equity of AerLift Leasing Limited (“AerLift”).
On September 28, 2016, Echelon made an optional partial prepayment of $6,800 of the Senior Secured Revolving Credit Facility outstanding.
During the three months ended September 30, 2016, Echelon issued 36,275 Class B shares to the company’s President, decreasing Prospect’s ownership to 98.56%.
On December 9, 2016, Prospect made a follow-on $16,044 first lien senior secured debt and $2,830 equity investment in Echelon to support an asset acquisition, increasing Prospect’s ownership to 98.71%. Prospect recognized $1,121 in structuring fee income as a result of the transaction.

The following interest payments were accrued and paid from Echelon to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$1,603
Three Months Ended September 30, 2018	1,658
Included above, the following payment-in-kind interest from Echelon was capitalized and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$—
Three Months Ended September 30, 2018	2,125
The following interest income recognized had not yet been paid by Echelon to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$2,631
September 30, 2018	1,135
The following managerial assistance payments were paid from Echelon to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2017	$63
Three Months Ended September 30, 2018	—
The following managerial assistance payments had not yet been paid by Echelon to Prospect and were included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$63
September 30, 2018	63
The following amounts were due from Echelon to Prospect for reimbursement of expenses paid by Prospect on behalf of Echelon and were included by Prospect within other receivables:

June 30, 2018	$18
September 30, 2018	13

F-86

Edmentum Ultimate Holdings, LLC
As of June 30, 2017, Prospect held a 37.1% membership interest in Edmentum Ultimate Holdings, LLC ("Edmentum Holdings"), which owns 100% of the equity of Edmentum, Inc. On February 23, 2018, certain participating members of Edmentum Holdings increased their revolving credit commitment and extended additional credit to Edmentum, Inc. in exchange for additional common units of Edmentum Holdings. As a result, Prospect's equity ownership was diluted to 11.5% and the investment was transferred from control to affiliate investment classification as of March 31, 2018. Edmentum is the largest all subscription based, software as a service provider of online curriculum and assessments to the U.S. education market. Edmentum provides high-value, comprehensive online solutions that support educators to successfully transition learners from one stage to the next.
During the year ended June 30, 2017, Prospect funded an additional $7,835 in the second lien revolving credit facility.
During the year ended June 30, 2018, Prospect funded an additional $7,834 in the second lien revolving credit facility.
The following amounts were paid from Edmentum to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended September 30, 2017	$7,834
Three Months Ended September 30, 2018	N/A
The following interest payments were accrued and paid from Edmentum to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$214
Three Months Ended September 30, 2018	N/A
Included above, the following payment-in-kind interest from Edmentum was capitalized and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$150
Three Months Ended September 30, 2018	N/A
The following interest income recognized had not yet been paid by Edmentum to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$274
September 30, 2018	N/A
Energy Solutions Holdings Inc.
Prospect owns 100% of the equity of Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) (“Energy Solutions”), a Consolidated Holding Company. Energy Solutions owns 100% of each of Change Clean Energy Company, LLC (f/k/a Change Clean Energy Holdings, LLC) (“Change Clean”); Freedom Marine Solutions, LLC (f/k/a Freedom Marine Services Holdings, LLC) (“Freedom Marine”); and Yatesville Coal Company, LLC (f/k/a Yatesville Coal Holdings, LLC) (“Yatesville”). Change Clean owns 100% of each of Change Clean Energy, LLC and Down East Power Company, LLC, and 50.1% of BioChips LLC. Freedom Marine owns 100% of each of Vessel Company, LLC (f/k/a Vessel Holdings, LLC) (“Vessel”); Vessel Company II, LLC (f/k/a Vessel Holdings II, LLC) (“Vessel II”); and Vessel Company III, LLC (f/k/a Vessel Holdings III, LLC) (“Vessel III”). Yatesville owns 100% of North Fork Collieries, LLC.
Energy Solutions owns interests in companies operating in the energy sector. These include companies operating offshore supply vessels, ownership of a non-operating biomass electrical generation plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in gathering and processing business in east Texas.
Transactions between Prospect and Freedom Marine are separately discussed below under “Freedom Marine Solutions, LLC.”

F-87

First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Holdings of Delaware LLC (“First Tower Delaware”), a Consolidated Holding Company. First Tower Delaware owns 80.1% of First Tower Finance Company LLC (f/k/a First Tower Holdings LLC) (“First Tower Finance”). First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.
During the three months ended December 31, 2016, Prospect made an additional $8,005 equity investment to First Tower.
During the three months ended March 31, 2018, we made a follow-on $16,921 subordinated debt investment in First Tower, and a $2,664 equity investment in First Tower Finance, to support an acquisition. In connection with this transaction, we received a $2,664 advisory fee from First Tower, which was recognized as other income.
The following amounts were paid from First Tower to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended September 30, 2017	$1,911
Three Months Ended September 30, 2018	2,154
The following interest payments were accrued and paid from First Tower to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$11,341
Three Months Ended September 30, 2018	13,962
Included above, the following payment-in-kind interest from First Tower was capitalized and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$870
Three Months Ended September 30, 2018	1,258
The following interest income recognized had not yet been paid by First Tower to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$4,703
September 30, 2018	4,687
The following managerial assistance recognized had not yet been paid by First Tower to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$600
September 30, 2018	600
The following amounts were due from First Tower to Prospect for reimbursement of expenses paid by Prospect on behalf of First Tower and were included by Prospect within other receivables:

June 30, 2018	$26
September 30, 2018	28
Freedom Marine Solutions, LLC
As discussed above, Prospect owns 100% of the equity of Energy Solutions, a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine. Freedom Marine owns 100% of each of Vessel, Vessel II, and Vessel III.
During the year ended June 30, 2017, Prospect purchased an additional $1,200 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.
During the year ended June 30, 2018, Prospect purchased an additional $982 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.
The following managerial assistance recognized had not yet been paid by Freedom Marine to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

F-88

June 30, 2018	$825
September 30, 2018	900
InterDent, Inc.
Following our assumption of assuming control, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of InterDent, Inc. (“InterDent”) and to appoint a new Board of Directors of InterDent, all the members of which are our Investment Adviser’s professionals. As a result, as of June 30, 2018, Prospect’s investment in InterDent is classified as a control investment.
During the three months ended September 30, 2018, Prospect purchased $14,000 of first lien Senior Secured Term Loan A/B from a third party. In addition, Prospect purchased $5,000 of first lien Senior Secured Term Loan D and transferred $31,558 from Senior Secured Term Loan B to Senior Secured Term Loan C.
The following interest payments were accrued and paid from InderDent to Prospect and recognized by Prospect as interest income:

September 30, 2018	$6,821
Included in the above, the following payment-in-kind interest from InterDent was capitalized and recognized by Prospect as interest income:

September 30, 2018	$4,150
The following interest income recognized had not yet been paid by InterDent to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$127
September 30, 2018	245
MITY, Inc.
Prospect owns 100% of the equity of MITY Holdings of Delaware Inc. (“MITY Delaware”), a Consolidated Holding Company. MITY Delaware holds 95.48% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”), with management of MITY owning the remaining 4.52% of the equity of MITY. MITY owns 100% of each of MITY-Lite, Inc. (“MITY-Lite”); Broda USA, Inc. (f/k/a Broda Enterprises USA, Inc.) (“Broda USA”); and Broda Enterprises ULC (“Broda Canada”). MITY is a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.
During the three months ended December 31, 2016, Prospect formed a separate legal entity, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 96.88% of the equity, and MITY-Lite management owns the remaining portion.  MITY FSC does not have material operations.  This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distributes it to its shareholders based on pro-rata ownership.  During the three months ended September 30, 2018 and September 30, 2017, we received $201 and $211, respectively of such commission, which we recognized as other income.
On January 17, 2017, Prospect invested an additional $8,000 of Senior Secured Note A and $8,000 of Senior Secured Term Loan B debt investments in MITY to fund an acquisition. Prospect recognized structuring fee income of $480 from this additional investment.
The following interest payments were accrued and paid from MITY to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$1,920
Three Months Ended September 30, 2018	1,924
Included in the above, the following payment-in-kind interest from MITY was capitalized and recognized by Prospect as interest income:

September 30, 2018	$211
The following interest income recognized had not yet been paid by MITY to Prospect and was included by Prospect within interest receivable:

F-89

June 30, 2018	$—
September 30, 2018	212
The following interest payments were accrued and paid from Broda Canada to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$150
Three Months Ended September 30, 2018	144
During the three months ended September 30, 2017, there was a favorable fluctuation in the foreign currency exchange rate and Prospect recognized $12 of realized gain related to its investment in Broda Canada. During the three months ended September 30, 2018, there was a favorable fluctuation in the foreign currency exchange rate and Prospect recognized $1 of realized gain related to its investment in Broda Canada.

The following managerial assistance payments were paid from MITY to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2017	$75
Three Months Ended September 30, 2018	75
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$75
September 30, 2018	75
The following amounts were due from MITY to Prospect for reimbursement of expenses paid by Prospect on behalf of MITY and included by Prospect within other receivables:

June 30, 2018	$51
September 30, 2018	—
National Property REIT Corp.
Prospect owns 100% of the equity of NPH, a Consolidated Holding Company. NPH owns 100% of the common equity of NPRC. Effective May 23, 2016, in connection with the merger of APRC and UPRC with and into NPRC, APH and UPH merged with and into NPH, and were dissolved.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, NPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of NPRC.
NPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”). Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans.
On July 22, 2016 Prospect made a $2,700 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in twelve multi-family properties for $2,698 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $49 in the JVs. The proceeds were used by the JVs to fund $2,747 of capital expenditures.
On August 4, 2016, Prospect made a $393 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in four multi-family properties for $392 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $21 in the JVs. The proceeds were used by the JVs to fund $413 of capital expenditures.

F-90

On September 1, 2016, we made an investment into American Consumer Lending Limited (“ACLL”), a wholly-owned subsidiary of NPRC, under the ACLL credit agreement, for senior secured term loans, Term Loan C, with the same terms as the existing ACL Loan Holdings, Inc. (“ACLLH”) Term Loan C due to us.
On September 28, 2016 Prospect made a $46,381 investment in NPRC, of which $35,295 was a Senior Term Loan and $11,086 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase a 64.2% ownership interest in Vesper Portfolio JV, LLC for $46,324 and to pay $57 for tax and legal services provided by professionals at Prospect Administration. The JV was purchased for $250,000 which included debt financing and minority interest of $192,382 and $25,817, respectively. The remaining proceeds were used to pay $1,060 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,131 of third party expenses, $4,911 of pre-funded capex, and $5,310 of prepaid assets, with $1,111 retained by the JV for working capital.
On October 21, 2016 Prospect made a $514 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in four multi-family properties for $512 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $33 in the JVs. The proceeds were used by the JVs to fund $545 of capital expenditures.

On November 17, 2016, NPRC used sale and supplemental loan proceeds to make a partial repayment on the Senior Term Loan of $19,149 and a return of capital on Prospects’ equity investment in NPRC of $9,204.

On November 23, 2016, Prospect made a $2,860 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in seven multi-family properties for $2,859 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $231 in the JVs. The proceeds were used by the JVs to fund $3,090 of capital expenditures.

On December 7, 2016 Prospect made a $13,046 investment in NPRC, of which $9,653 was a Senior Term Loan and $3,393 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase an 85% ownership interest in JSIP Union Place, LLC for $13,026 and to pay $20 of legal services provided by attorneys at Prospect Administration. The JV was purchased for $64,750 which included debt financing and minority interest of $51,800 and $2,299, respectively. The remaining proceeds were used to pay $261 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,078 of third party expenses, $5 of pre-funded capital expenditures, and $458 of prepaid assets, with $573 retained by the JV for working capital.
On January 30, 2017 Prospect made a $41,365 investment in NPRC, of which $30,644 was a Senior Term Loan and $10,721 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase a 92.5% ownership interest in 9220 Old Lantern Way LLC for $41,333 and to pay $32 of legal services provided by attorneys at Prospect Administration. The JV was purchased for $187,250 which included debt financing and minority interest of $153,580 and $3,351, respectively. The remaining proceeds were used to pay $827 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $4,415 of third party expenses, $1,857 of pre-funded capital expenditures, and $3,540 of prepaid assets, with $375 retained by the JV for working capital.

On February 27, 2017 NPRC used sale and supplemental loan proceeds to make a partial repayment on the Senior Term Loan of $18,000 and a return of capital on Prospects’ equity investment in NPRC of $11,648. In connection to the partial repayment of the Senior Term Loan, NPRC paid a prepayment premium of $180 to Prospect (which was recognized by Prospect as interest income).

On March 7, 2017, Prospect made a $289 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in SSIL I, LLC for $288. The minority interest holder also invested an additional $72 in the JV. The proceeds were used by the JV to fund $360 of capital expenditures.

On March 16, 2017, Prospect made a $4,273 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in eight multi-family properties for $4,272 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $4,272 of capital expenditures.
On April 3, 2017, Prospect made a $418 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in three multi-family properties for $417 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $24 in the JV. The proceeds were used by the JV to fund $441 of capital expenditures.

F-91

On April 21, 2017, Prospect made a $2,106 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in Vesper Portfolio JV, LLC for $2,105 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $2,105 of capital expenditures.
On June 30, 2017 NPRC used sale proceeds to make a partial repayment on the Senior Term Loan of $5,750 and a return of capital on Prospects’ equity investment in NPRC of $11,261. In connection to the partial repayment of the Senior Term Loan, NPRC paid a prepayment premium of $58 to Prospect (which was recognized by Prospect as interest income).
On July 10, 2017, Prospect made a $653 investment in NPRC, of which $450 was a Senior Term Loan and $202 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in a multi-family JV for $639 and pay $1 of legal services provided by attorneys at Prospect Administration. The remaining proceeds were used to pay $13 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income). The minority interest holder also purchased additional ownership interest in the JV for $163. The proceeds were used by the JV to fund $802 of capital expenditures.
On August 24, 2017, Prospect purchased additional common equity of NPRC through NPH for $2,401. The proceeds were utilized by NPRC to purchase additional ownership interest in a JV that owns eight student housing properties for $2,400 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $2,400 of capital expenditures.
On September 13, 2017, Prospect made a $826 investment in NPRC, of which $662 was a Senior Term Loan and $164 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in a JV entity that owns five multi-family properties for $825 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also purchased additional ownership interest in the JV for $92. The proceeds were used by the JV to fund $917 of capital expenditures.
On October 10, 2017, Prospect purchased additional common equity of NPRC through NPH for $4,094. NPRC utilized $4,091 of the proceeds as a capital contribution in multiple JV entities that own ten multi-family properties and to pay $3 for legal services provided by attorneys at Prospect Administration. The minority interest holder also contributed $87 of additional capital in the JV entities. The proceeds were utilized by the JV entities to fund $4,178 of capital expenditures.
On October 31, 2017, Prospect purchased additional common equity of NPRC through NPH for $27,004. The proceeds were utilized by NPRC to purchase a 92.5% ownership interest in Baymeadows Holdings LLC for $26,974 and to pay $30 for tax and legal services provided by professionals at Prospect Administration. The minority interest holder purchased ownership interest in the JV for $2,187. The JV utilized the total proceeds, which included debt financing of $88,800, to acquire $111,000 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $539 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $802 of third party expenses, $546 of pre-funded capital expenditures, $3,016 of prepaid assets, and $2,058 was retained by the JV as working capital.
On November 8, 2017, Prospect purchased additional common equity of NPRC through NPH for $15,911. The proceeds were utilized by NPRC to purchase a 92.5% ownership interest in Southfield Holdings LLC for $15,849, pay $10 for tax and legal services provided by professionals at Prospect Administration, and $52 was retained as working capital. The minority interest holder purchased ownership interest in the JV for $1,285. The JV utilized the total proceeds, which included debt financing of $58,229, to acquire $68,500 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $317 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $263 of third party expenses, $3,138 of pre-funded capital expenditures, $2,860 of prepaid assets, and $285 was retained by the JV as working capital.
On November 17, 2017, Prospect purchased additional common equity of NPRC through NPH for $1,019. NPRC utilized $1,018 of the proceeds as a capital contribution in multiple JV entities that own seven multi-family properties and to pay $1 for legal services provided by attorneys at Prospect Administration. The minority interest holder also contributed $82 of additional capital in the JV entities. The proceeds were used by the JV entities to fund $1,100 of capital expenditures.
On December 29, 2017, Prospect purchased additional common equity of NPRC through NPH for $10,000. NPRC utilized $200 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). On January 10, 2018, NPRC utilized $9,790 of proceeds provided by Prospect on December 29, 2017 to purchase a 92.5% interest in Steeplechase Holdings LLC. The remaining $10 was retained as working capital by NPRC. The minority interest holder purchased ownership interest in the JV for $794. The JV utilized the total proceeds, which included debt financing of $36,668, to acquire $44,500 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $196 of

F-92

structuring fees to NPRC, $986 of third party expenses, $370 of pre-funded capital expenditures, $911 of prepaid assets, and $289 was retained by the JV as working capital.
On January 26, 2018, Prospect purchased additional common equity of NPRC through NPH for $1,586. NPRC utilized the proceeds to purchase additional ownership interest in a JV that owns eight student housing properties for $1,585 and to pay $1 for legal services provided by attorneys at Prospect Administration. The proceeds were utilized by the JV entity to fund $1,585 of capital expenditures.
On March 1, 2018 Prospect exchanged $47,000 of ACLL Senior Secured Term Loan C for $47,000 of NPRC Senior Secured Term Loan E.

On March 19, 2018 Prospect exchanged $50,000 of ACLL Senior Secured Term Loan C for $50,000 of NPRC Senior Secured Term Loan E.

On March 29, 2018, Prospect purchased additional common equity of NPRC through NPH for $3,134. NPRC utilized $3,131 of the proceeds as a capital contribution in multiple JV entities that own nine multi-family properties and to pay $3 for legal services provided by attorneys at Prospect Administration. The minority interest holder also contributed $71 of additional capital in the JV entities. The proceeds were utilized by the JV entities to fund $3,202 of capital expenditures.
On March 29, 2018 Prospect exchanged $578 of ACLL Senior Secured Term Loan C and $14,274 of ACLLH Senior Secured Term Loan C for $14,852 of NPRC Senior Secured Term Loan E.

On March 30, 2018, Prospect purchased additional common equity of NPRC through NPH for $7,997. NPRC utilized $797 of the proceeds to fund the lender rate-lock deposit and initial deposits required under the purchase and sale agreement of a JV real estate transaction. NPRC utilized $200 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). The remaining $7,000 of proceeds were retained by NPRC to acquire a controlling interest in the JV real estate transaction.
On March 30, 2018 Prospect contributed $48,832 to NPRC as an increase to the NPRC Senior Secured Term Loan E. On the same day, NPRC distributed $48,832 as a return of capital to Prospect.
On April 13, 2018, Prospect purchased additional common equity of NPRC through NPH for $8,256. NPRC utilized $8,255 of the proceeds as a capital contribution in a JV entity that own eight multi-family properties and $1 was retained by NPRC as working capital. The proceeds were utilized by the JV entities to fund $8,255 of capital expenditures.
On May 11, 2018, Prospect purchased additional common equity of NPRC through NPH for $3,343. NPRC utilized $3,342 of the proceeds as a capital contribution in multiple JV entities that own eight multi-family properties and $1 was retained by NPRC as working capital. The minority interest holder also contributed $270 of additional capital in the JV entities. The proceeds were utilized by the JV entities to fund $3,612 of capital expenditures.
On May 25, 2018, Prospect purchased additional common equity of NPRC through NPH for $24,507. NPRC utilized $490 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). On June 1, 2018, NPRC utilized $23,271 of proceeds provided by Prospect on May 25, 2018 to purchase a 92.5% interest in Olentangy Commons Holdings, LLC. The remaining $746 was retained as working capital by NPRC. The minority interest holder purchased ownership interest in the JV for $1,887. The JV utilized the total proceeds, which included debt financing of $92,876, to acquire $113,000 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $465 of structuring fees to NPRC, $861 of third party expenses, $1,706 of pre-funded capital expenditures, $798 of prepaid assets, and $1,204 was retained by the JV as working capital.
On June 14, 2018, Prospect purchased additional common equity of NPRC through NPH for $3,192. NPRC utilized $3,190 of the proceeds as a capital contribution in multiple JV entities that own three multi-family properties and $2 was retained by NPRC as working capital. The proceeds were utilized by the JV entities to fund $3,190 of capital expenditures.
On June 29, 2018, Prospect purchased additional common equity of NPRC through NPH for $10,780. NPRC utilized $1,471 of the proceeds to fund the lender rate-lock deposit and initial deposits required under the purchase and sale agreement of a JV real estate transaction. NPRC utilized $216 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). The remaining $9,093 of proceeds were retained by NPRC to acquire a controlling interest in the JV real estate transaction.

F-93

During the year ended June 30, 2018, we provided $21,858 and $13,434 of debt and equity financing, respectively, to NPRC and its wholly-owned subsidiaries to support the online consumer loans and online consumer loan backed products. In addition, during the year ended June 30, 2018, we received partial repayments of $113,675 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries and $10,403 as a return of capital on our equity investment in NPRC.
During the three months ended September 30, 2018, we provided $10,206 of equity financing to NPRC to fund capital expenditures for existing properties.
During the three months ended September 30, 2018, we received partial repayments of $8,221of our loans previously outstanding with NPRC and its wholly owned subsidiary.
The following dividends were declared and paid from NPRC to Prospect and recognized as dividend income by Prospect:

Three Months Ended September 30, 2017	$—
Three Months Ended September 30, 2018	11,000
All dividends were paid from earnings and profits of NPRC.

The following interest payments were accrued and paid by NPRC to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$17,337
Three Months Ended September 30, 2018	20,398
The following interest income recognized had not yet been paid by NPRC to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$426
September 30, 2018	630
The following interest payments were accrued and paid by ACLLH to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$1,802
Three Months Ended September 30, 2018	—
The following interest payments were accrued and paid by ACLL to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$4,203
Three Months Ended September 30, 2018	—
The following net operating income interest payments were paid from NPRC to Prospect and recognized by Prospect as other income:

Three Months Ended September 30, 2017	$1,578
Three Months Ended September 30, 2018	1,663
The following structuring fees were paid from NPRC to Prospect and recognized by Prospect as other income:

Three Months Ended September 30, 2017	$13
Three Months Ended September 30, 2018	624
The following structuring fees were paid from ACLLH to Prospect and recognized by Prospect as other income:

Three Months Ended September 30, 2017	$288
Three Months Ended September 30, 2018	—

F-94

The following managerial assistance payments were paid from NPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2017	$325
Three Months Ended September 30, 2018	525
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$525
September 30, 2018	525
The following payments were paid from NPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to NPRC (no direct income was recognized by Prospect, but Prospect was able to recognize these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended September 30, 2017	$837
Three Months Ended September 30, 2018	132
The following amounts were due from NPRC to Prospect for reimbursement of expenses paid by Prospect on behalf of NPRC and included by Prospect within other receivables:

June 30, 2018	$286
September 30, 2018	59
Nationwide Loan Company LLC
Prospect owns 100% of the membership interests of Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), a Consolidated Holding Company. Nationwide Holdings owns 93.79% of the equity of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”), with members of Nationwide management owning the remaining 6.21% of the equity.
On August 31, 2016, Prospect made an additional $123 investment in the senior subordinated term loan to Nationwide. Prospect also made an additional equity investment totaling $92, increasing Prospect’s ownership in Nationwide to 94.48%.
On May 31, 2017, Prospect made an additional equity investment totaling $1,889, and Prospect’s ownership in Nationwide did not change.
On October 31, 2017, Prospect made an additional equity investment totaling $3,779, and Prospect’s ownership in Nationwide did not change.
The following dividends were declared and paid from Nationwide to Prospect and recognized as dividend income by Prospect:

Three Months Ended September 30, 2017	$730
Three Months Ended September 30, 2018	165
All dividends were paid from earnings and profits of Nationwide.
The following interest payments were accrued and paid from Nationwide to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$862
Three Months Ended September 30, 2018	890
Included above, the following payment-in-kind interest from Nationwide was capitalized and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$145
Three Months Ended September 30, 2018	—

F-95

The following interest income recognized had not yet been paid by Nationwide to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$—
September 30, 2018	—
The following managerial assistance payments were paid from Nationwide to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2017	$100
Three Months Ended September 30, 2018	100
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$100
September 30, 2018	100
The following amounts were due from Nationwide to Prospect for reimbursement of expenses paid by Prospect on behalf of Nationwide and included by Prospect within other receivables:

June 30, 2018	$15
September 30, 2018	16
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, Inc. (“NMMB Holdings”), a Consolidated Holding Company. NMMB Holdings owns 91.52% of the fully-diluted equity of NMMB, Inc. (f/k/a NMMB Acquisition, Inc.) (“NMMB”), with NMMB management owning the remaining 8.67% of the equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). NMMB is an advertising media buying business.
The following amounts were paid from Armed Forces to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended September 30, 2017	$—
Three Months Ended September 30, 2018	1,001
The following interest payments were accrued and paid from NMMB to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$133
Three Months Ended September 30, 2018	134
The following interest income recognized had not yet been paid by NMMB to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$1
September 30, 2018	4
The following interest payments were accrued and paid from Armed Forces to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$247
Three Months Ended September 30, 2018	176

F-96

The following interest income recognized had not yet been paid by Armed Forces to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$2
September 30, 2018	5
The following managerial assistance payments were paid from NMMB to Prospect and subsequently remitted to Prospect
Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2017	$100
Three Months Ended September 30, 2018	100
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$100
September 30, 2018	100
The following managerial assistance recognized had not yet been paid by NMMB to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$1,288
September 30, 2018	1,288
The following amounts were due from NMMB to Prospect for reimbursement of expenses paid by Prospect on behalf of NMMB and were included by Prospect within other receivables:

June 30, 2018	$4
September 30, 2018	—
Pacific World Corporation
On May 29, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of Pacific World Corporation (“Pacific World”) and to appoint a new Board of Directors of Pacific World. As a result, as of June 30, 2018, Prospect’s investment in Pacific World is classified as a control investment.
On June 15, 2018, we made a $15,000 convertible preferred equity investment in Pacific World Corporation (“Pacific World”).
The following amounts were paid from Pacific World to Prospect and recorded by Prospect as repayment of loan receivable:

September 30, 2017	N/A
September 30, 2018	251
Since assuming control, the following interest payments were accrued and paid from Pacific World to Prospect and recognized by Prospect as interest income:

September 30, 2017	N/A
September 30, 2018	2,332
The following interest income recognized had not yet been paid by Pacific World to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$270
September 30, 2018	159
The following amounts were due from Pacific World to Prospect for reimbursement of expenses paid by Prospect on behalf of NMMB and were included by Prospect within other receivables:

F-97

June 30, 2018	$—
September 30, 2018	92

R-V Industries, Inc.
Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. As of June 30, 2011, Prospect’s equity investment cost basis was $1,682 and $5,087 for warrants and common stock, respectively.
On December 24, 2016, Prospect exercised its warrant to purchase 200,000 common shares of R-V. Prospect recorded a realized gain of $172 from this redemption. Prospect’s ownership remains unchanged at 88.27%.
During the three months ended December 31, 2016, Prospect provided certain financial advisory services to R-V related to a possible transaction. Prospect recognized $124 in advisory fee income resulting from these services.
During the year ended June 30, 2017, cash distributions of $76 that were declared and paid from R-V to Prospect were recognized as a return of capital by Prospect.
The following interest payments were accrued and paid from R-V to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$738
Three Months Ended September 30, 2018	802
The following managerial assistance payments were paid from R-V to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2017	$45
Three Months Ended September 30, 2018	45
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$45
September 30, 2018	45
The following payments were paid from R-V to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to R-V (no direct income was recognized by Prospect, but Prospect was able to recognize these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended September 30, 2017	$2
Three Months Ended September 30, 2018	—
SB Forging Company, Inc.
As of June 30, 2014, Prospect owned 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100% of the Series B Preferred equity of ARRM Services, Inc. (f/k/a ARRM Holdings, Inc.) (“ARRM”). ARRM owned 100% of the equity of Ajax Rolled Ring & Machine, LLC (f/k/a Ajax Rolled Ring & Machine, Inc.) (“Ajax”). Ajax forges large seamless steel rings on two forging mills in the company’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)
Prospect owns 100% of the preferred equity of Gulf Coast Machine & Supply Company (“Gulf Coast”). Gulf Coast is a provider of value-added forging solutions to energy and industrial end markets.
During the year ended June 30, 2017, Prospect made additional investments of $8,750 in the first lien term loan to Gulf Coast to fund capital improvements to key forging equipment and other liquidity needs.

F-98

On June 3, 2017, Gulf Coast sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulfco. As no proceeds were allocated to Prospect, our debt and equity investment in Gulfco was written-off for tax purposes and we recorded a realized loss of $66,103 during the year ended June 30, 2017. Gulfco holds $2,050 in escrow related to the sale, which will be distributed to Prospect once released to Gulfco, and will be recognized as a realized gain if and when it is received. On June 28, 2017, Gulf Coast was renamed to SB Forging Company II, Inc.
On November 14, 2017, we received proceeds of $1,363 from our insurance carrier related to our investment in Gulfco. The $1,363 reimbursed us for covered third-party legal expenses incurred and expensed in prior periods, for which we recorded the amount received as a reduction to our legal fees for the current period. Prospect Administration also received $1,430 from the insurance carrier related to covered legal services provided by Prospect Administration which was recorded as a reduction of allocation of overhead from Prospect Administration.

USES Corp.
On June 15, 2016, we provided additional $1,300 debt financing to USES Corp. (“USES”) and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 99,900 shares of its common stock.  On June 29, 2016, we provided additional $2,200 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 169,062 shares of its common stock.  As a result of such debt financing and recapitalization, as of June 29, 2016, we held 268,962 shares of USES common stock representing a 99.96% common equity ownership interest in USES. As such, USES became a controlled company on June 30, 2016.

During the year ended June 30, 2017, Prospect provided additional $2,599 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.

During the year ended June 30, 2018, Prospect provided additional $3,000 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.

During the year ended June 30, 2018, we entered into a participation agreement with USES management, and sold $3 of Prospect’s investment in the Term Loan A debt.

The following managerial assistance recognized had not yet been paid by USES to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$625
September 30, 2018	700
Valley Electric Company, Inc.
Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”), a Consolidated Holding Company. Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), a Consolidated Holding Company. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the United States.
During the three months ended September 30, 2018, Prospect provided $5,100 of additional debt financing to Valley Electric.
The following dividends were declared and paid from Valley Electric to Prospect and recognized as dividend income by Prospect:

Three Months Ended September 30, 2017	$—
Three Months Ended September 30, 2018	3,500
The following interest payments were accrued and paid from Valley Electric to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$1,185
Three Months Ended September 30, 2018	1,319

F-99

Included above, the following payment-in-kind interest from Valley Electric was capitalized and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$544
Three Months Ended September 30, 2018	—
The following interest income recognized had not yet been paid by Valley Electric to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$14
September 30, 2018	16
The following interest payments were accrued and paid from Valley to Prospect and recognized by Prospect as interest income:

Three Months Ended September 30, 2017	$280
Three Months Ended September 30, 2018	286
The following interest income recognized had not yet been paid by Valley to Prospect and was included by Prospect within interest receivable:

June 30, 2018	$3
September 30, 2018	3
The following net operating income interest payments were paid from Valley Electric to Prospect and recognized by Prospect as other income:

Three Months Ended September 30, 2017	$—
Three Months Ended September 30, 2018	150
The following structuring fees were paid from Valley Electric to Prospect and recognized by Prospect as other income:

Three Months Ended September 30, 2017	$—
Three Months Ended September 30, 2018	153
The following managerial assistance payments were paid from Valley to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended September 30, 2017	$75
Three Months Ended September 30, 2018	75
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2018	$75
September 30, 2018	75
The following amounts were due from Valley to Prospect for reimbursement of expenses paid by Prospect on behalf of Valley and were included by Prospect within other receivables:

June 30, 2018	$3
September 30, 2018	6

F-100

Wolf Energy, LLC
Prospect owns 100% of the equity of Wolf Energy Holdings Inc. (“Wolf Energy Holdings”), a Consolidated Holding Company. Wolf Energy Holdings owns 100% of each of Appalachian Energy LLC (f/k/a Appalachian Energy Holdings, LLC) (“AEH”); Coalbed, LLC (“Coalbed”); and Wolf Energy, LLC (“Wolf Energy”). AEH owns 100% of C&S Operating, LLC.
Wolf Energy Holdings is a holding company formed to hold 100% of the outstanding membership interests of each of AEH and Coalbed. The membership interests and associated operating company debt of AEH and Coalbed, which were previously owned by Manx Energy, Inc. (“Manx”), were assigned to Wolf Energy Holdings effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. On June 30, 2012, AEH and Coalbed loans, with a cost basis of $7,991, were assigned by Prospect to Wolf Energy Holdings from Manx.
On March 14, 2017, $22,145 of assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services Company, LLC, (“Wolf Energy Services”) a wholly-owned subsidiary of Wolf Energy Holdings. During the year ended June 30, 2017, Wolf Energy Services received $2,768 from the partial sale of these transferred assets. During the year ended June 30, 2017 Wolf Energy Services received $12,576 from the sale of assets.
During the year ended June 30, 2018, Wolf Energy Services received $2,930 from the sale of assets.
On December 29, 2017, we entered into a fee agreement with Wolf Energy Services Company, LLC (“Wolf”), for services required to locate, inventory, foreclose, and liquidate assets that were transferred from Ark-La-Tex to Wolf. Per the agreement, we will receive a fee equal to 8.0% of gross liquidation proceeds in the event aggregate liquidation gross proceeds exceed $19,000 (currently $18,500). During the year ended June 30, 2018, we received $1,222 in liquidation fees, net of third-party transaction costs, which is reflected as other income on our accompanying Consolidated Statement of Operations.
The following managerial assistance recognized had not yet been paid by Wolf Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2018	$41
September 30, 2018	55

The following amounts were due from Wolf Energy to Prospect for reimbursement of expenses paid by Prospect on behalf of Wolf Energy and were included by Prospect within other receivables:

June 30, 2018	$41
September 30, 2018	15
Note 15. Litigation
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters as may arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any material legal proceedings as of September 30, 2018.

F-101

Note 16. Financial Highlights
The following is a schedule of financial highlights for the three months ended September 30, 2018 and September 30, 2017:

	Three Months Ended September 30,
	2018		2017
Per Share Data
Net asset value at beginning of period	$9.35		$9.32
Net investment income(1)	0.23		0.18
Net realized and change in unrealized (losses) gains(1)	—	(4)	(0.15)
Net increase from operations	0.23		0.03
Distributions of net investment income	(0.18)		(0.23)
Common stock transactions(2)	(0.01)		—	(4)
Net asset value at end of period	$9.39		$9.12

Per share market value at end of period	$7.33		$6.72
Total return based on market value(3)	12.03%		(14.40%)
Total return based on net asset value(3)	2.99%		1.22%
Shares of common stock outstanding at end of period	365,225,139		360,310,422
Weighted average shares of common stock outstanding	364,783,137		360,171,834

Ratios/Supplemental Data
Net assets at end of period	$3,430,944		$3,286,991
Portfolio turnover rate	0.95%		3.85%
Annualized ratio of operating expenses to average net assets	11.15%		11.42%
Annualized ratio of net investment income to average net assets	9.96%		7.68%
The following is a schedule of financial highlights for each of the five years ended in the period ended June 30, 2018:

	Year Ended June 30,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value at beginning of year	$9.32	$9.62		$10.31	$10.56	$10.72
Net investment income(1)	0.79	0.85		1.04	1.03	1.19
Net realized and change in unrealized gains (losses)(1)	0.04	(0.15)		(0.75)	(0.05)	(0.13)
Net increase from operations	0.83	0.70		0.29	0.98	1.06
Distributions of net investment income	(0.77)	(1.00)		(1.00)	(1.19)	(1.32)
Common stock transactions(2)	(0.03)	—	(4)	0.02	(0.04)	0.10
Net asset value at end of year	$9.35	$9.32		$9.62	$10.31	$10.56

Per share market value at end of year	$6.71	$8.12		$7.82	$7.37	$10.63
Total return based on market value(3)	(7.42%)	16.80%		21.84%	(20.84%)	10.88%
Total return based on net asset value(3)	12.39%	8.98%		7.15%	11.47%	10.97%
Shares of common stock outstanding at end of year	364,409,938	360,076,933		357,107,231	359,090,759	342,626,637
Weighted average shares of common stock outstanding	361,456,075	358,841,714		356,134,297	353,648,522	300,283,941

Ratios/Supplemental Data
Net assets at end of year	$3,407,047	$3,354,952		$3,435,917	$3,703,049	$3,618,182
Portfolio turnover rate	30.70%	23.65%		15.98%	21.89%	15.21%
Ratio of operating expenses to average net assets	11.08%	11.57%		11.95%	11.66%	11.11%
Ratio of net investment income to average net assets	8.57%	8.96%		10.54%	9.87%	11.18%

(1)	Per share data amount is based on the weighted average number of common shares outstanding for the year/period presented (except for dividends to shareholders which is based on actual rate per share).

F-102

(2)
Common stock transactions include the effect of our issuance of common stock in public offerings (net of underwriting and offering costs), shares issued in connection with our dividend reinvestment plan, shares issued to acquire investments and shares repurchased below net asset value pursuant to our Repurchase Program.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. For periods less than a year, total return is not annualized.

(4)	Amount is less than $0.01.
Note 17. Selected Quarterly Financial Data (Unaudited)
The following table sets forth selected financial data for each quarter within the three years ending June 30, 2019.

	Investment Income		Net Investment Income		Net Realized and Unrealized (Losses) Gains			Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share (1)	Total	Per Share (1)	Total	Per Share (1)		Total	Per Share (1)
September 30, 2016	$179,832	$0.50	$78,919	$0.22	$2,447	$0.01		$81,366	$0.23
December 31, 2016	183,480	0.51	84,405	0.24	16,475	0.04		100,880	0.28
March 31, 2017	171,032	0.48	73,080	0.20	(53,588)	(0.15)		19,492	0.05
June 30, 2017	166,702	0.46	69,678	0.19	(18,510)	(0.05)		51,168	0.14

September 30, 2017	$158,579	$0.44	$63,732	$0.18	$(51,759)	$(0.15)		$11,973	$0.03
December 31, 2017	162,400	0.45	73,192	0.20	48,535	0.14		121,727	0.34
March 31, 2018	162,835	0.45	70,446	0.19	(18,587)	(0.04)		51,859	0.14
June 30, 2018	174,031	0.48	79,480	0.22	34,823	0.09		114,304	0.31

September 30, 2018	$180,422	$0.49	$85,159	$0.23	$(1,364)	$—	(2)	$83,795	$0.23

(1)
Per share amounts are calculated using the weighted average number of common shares outstanding for the period presented. As such, the sum of the quarterly per share amounts above will not necessarily equal the per share amounts for the fiscal year.

(2)	Amount is less than $0.01.
Note 18. Subsequent Events
During the period from October 1, 2018 through November 5, 2018 we issued $16,550 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $16,279.
During the period from October 1, 2018 through October 29, 2018, we issued $2,806 in aggregate principal amount of our 2024 Notes for net proceeds of $2,768 and issued $1,741 in aggregate principal amount of our 2028 Notes for net proceeds of $1,708.
On October 1, 2018, Fleetwash, Inc. fully repaid the $21,544 Senior Secured Term Loan B receivable to us.
We have provided notice to call on October 12, 2018 with settlement on November 15, 2018, $70,072 of our Prospect Capital InterNotes® at par maturing between May 15, 2020 and November 15, 2020, with a weighted average rate of 4.92%.
On October 10, 2018, we made a $25,000 Second Lien Term Loan investment in 8th Avenue Food & Provisions, Inc., a private food brands provider and manufacturer of peanut and other nut butters, pasta and healthy snacks.
On October 11, 2018, we increased total commitments to our revolving credit facility for Prospect Capital Funding LLC, one of our GAAP consolidated subsidiaries, by $35,000 to $830,000 in the aggregate.
On October 12, 2018, we made a $35,000 Second Lien Term Loan investment in CCS-CMGC Holdings, Inc., a leading provider of outsourced correctional healthcare and behavioral healthcare solutions for government customers.

F-103

On October 18, 2018, ATS Consolidated, Inc. fully repaid the $15,000 Second Lien Term Loan receivable to us.
On October 25, 2018, we made a $12,500 Second Lien Term Loan investment in GlobalTranz Enterprises, Inc., a technology-enabled third-party logistics provider of transportation services, including full truckload, less-than-truckload, expedited (air), and intermodal services, along with logistics services and supply chain management solutions.
On October 31, 2018, our Registration Statement on Form N-2 (File No. 333-227124) was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to an aggregate of $5,000,000 in debt and equity securities in the public market.
On November 6, 2018, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for November 2018 to holders of record on November 30, 2018 with a payment date of December 20, 2018.

•	$0.06 per share for December 2018 to holders of record on January 2, 2019 with a payment date of January 24, 2019.

•	$0.06 per share for January 2019 to holders of record on January 31, 2019 with a payment date of February 21, 2019.

F-104

$5,000,000,000
PROSPECT CAPITAL CORPORATION
Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units
We may offer, from time to time, in one or more offerings or series, together or separately, under this registration statement up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, collectively, the Securities, to provide us with additional capital. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.
We may offer shares of common stock, subscription rights, units, warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. We are not currently seeking stockholder approval at our 2018 annual meeting, to be held on December 17, 2018, to be able to issue shares of common stock below net asset value, subject to certain conditions as described below in “Sales of Commons Stock Below Net Asset Value.”
Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol “PSEC.” As of October 19, 2018 the last reported sales price for our common stock was $7.01.
Prospect Capital Corporation, or the Company, is a company that lends to and invests in middle market privately-held companies. Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and is a non-diversified investment company within the meaning of the 1940 Act.
Prospect Capital Management L.P., our investment adviser, manages our investments and Prospect Administration LLC, our administrator, provides the administrative services necessary for us to operate.
Investing in our Securities involves a heightened risk of total loss of investment. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in “Risk Factors” beginning on page 12 of this prospectus.
This prospectus contains important information about us that you should know before investing in our Securities. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may make inquiries or obtain this information free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, 42nd Floor, New York, NY 10016, or by calling 212-448-0702. Our Internet address is http://www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be a part of this prospectus. You may also obtain information about us from our website and the SEC’s website (http://www.sec.gov).
The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this Prospectus is October 31, 2018.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading “Available Information” and the section under the heading “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY
The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.
Information contained or incorporated by reference in this prospectus may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.
The terms “we,” “us,” “our,” “Prospect,” and “Company” refer to Prospect Capital Corporation; “Prospect Capital Management” or the “Investment Adviser” refers to Prospect Capital Management L.P., our investment adviser; and “Prospect Administration” or the “Administrator” refers to Prospect Administration LLC, our administrator.
The Company
We are a financial services company that lends to and invests in middle market privately-held companies. In this prospectus, we use the term “middle-market” to refer to companies typically with annual revenues between $50 million and $2 billion.
From our inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy, which consists of companies in the discovery, production, transportation, storage and use of energy resources as well as companies that sell products and services to, or acquire products and services from, these companies. Since then, we have widened our strategy to focus on other sectors of the economy and continue to broaden our portfolio holdings.
We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act. We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, and our telephone number is (212) 448-0702.
The Investment Adviser
Prospect Capital Management, a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) manages our investments. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on our behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 42nd Floor, New York, NY 10016. We depend on the due diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser’s investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser’s senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of the Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under the Investment Advisory Agreement (as defined below), we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management.

Our Investment Objective and Policies
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in collateralized loan obligations (“CLOs”) are subordinated to senior loans and are generally unsecured. Our investments have generally ranged between $5 million and $250 million each, although the investment size may be more or less than this range. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We may also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, aircraft leasing, real estate and financial businesses.
We seek to maximize returns and minimize risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of pools such as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The senior secured loans within a CLO are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by senior secured loan, borrower, and industry, with limitations on non-U.S. borrowers. Our potential investment in CLOs is limited by the 1940 Act to 30% of our portfolio. Within this 30% basket, we have and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.
Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
We plan to hold many of our debt investments to maturity or repayment, but will sell a debt investment earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of such debt investment to be in our best interest.
We have qualified and elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

For a discussion of the risks inherent in our portfolio investments, see “Risk Factors – Risks Relating to Our Investments.”
The Offering
We may offer, from time to time, in one or more offerings or series, together or separately, up to $5,000,000,000 of our Securities, which we expect to use initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objectives.
Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents, underwriters or dealers involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.
We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock upon approval of our directors, including a majority of our independent directors, in certain circumstances. Our stockholders approved our ability to issue warrants, options or rights to acquire our common stock at our 2008 annual meeting of stockholders for an unlimited time period and in accordance with the 1940 Act which provides that the conversion or exercise price of such warrants, options or rights may be less than net asset value per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock. We are not currently seeking stockholder approval at our 2018 annual meeting to be able to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, but may seek stockholder approval to do so in the future. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. We have no current intention of engaging in a rights offering, although we reserve the right to do so in the future.
Set forth below is additional information regarding the offering of our Securities:

Use of proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under the credit facility is one-month LIBOR plus 220 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than sixty percent of the credit facility is drawn, or 100 basis points if more than thirty-five percent and an amount less than or equal to sixty percent of the credit facility is drawn, or 150 basis points if an amount less than or equal to thirty-five percent of the credit facility is drawn. See “Use of Proceeds.”

Distributions
In June 2010, our Board of Directors approved a change in dividend policy from quarterly distributions to monthly distributions. Since that time, we have paid monthly distributions to the holders of our common stock and intend to continue to do so. The amount of the monthly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the month as a result of our deliberate planning or accounting reclassifications. Distributions in excess of our current and accumulated earnings and profits constitute a return of capital and will reduce the stockholder’s adjusted tax basis in such stockholder’s common stock. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a stockholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. After the adjusted basis is reduced to zero, these distributions will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See “Price Range of Common Stock,” “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Taxation
We have qualified and elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must satisfy certain source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment and direct stock purchase plan
We have adopted a dividend reinvestment and direct stock purchase plan that provides for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash, and the ability to purchase additional shares by making optional cash investments. As a result, when our Board of Directors authorizes, and we declare, a cash dividend or distribution, then our stockholders who have not “opted out” of our dividend reinvestment and direct stock purchase plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends or distributions. If you are not a current stockholder and want to enroll or have “opted out” and wish to rejoin, you may purchase shares directly through the plan or opt in by enrolling online or submitting to the plan administrator a completed enrollment form and, if you are not a current stockholder, making an initial investment of at least $250. Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment and Direct Stock Purchase Plan.”

The NASDAQ Global Select Market Symbol	PSEC
Anti-takeover provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description Of Our Capital Stock.”

Management arrangements
Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator. For a description of Prospect Capital Management, Prospect Administration and our contractual arrangements with these companies, see “Business—Management Services—Investment Advisory Agreement,” and “Business— Management Services—Administration Agreement.”

Risk factors
Investment in our Securities involves certain risks relating to our structure and investment objective that should be considered by prospective purchasers of our Securities. In addition, as a business development company, our portfolio primarily includes securities issued by privately-held companies. These investments generally involve a high degree of business and financial risk, and are less liquid than public securities. We are required to mark the carrying value of our investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect our net asset value, or NAV. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of capital to operate and to grow and we seek additional capital from external sources. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Plan of distribution
We may offer, from time to time, up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities on the terms to be determined at the time of the offering. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see “Plan of Distribution.”

Fees and Expenses
The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. In these tables, we assume that we have borrowed $830.0 million under our credit facility, which is the maximum amount available under the credit facility with the current levels of other debt, in addition to our other indebtedness of $2.3 billion. We do not intend to issue preferred stock during the year. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	-
Offering expenses borne by the Company (as a percentage of offering price)(2)	-
Dividend reinvestment plan expenses(3)	$15.00
Total stockholder transaction expenses (as a percentage of offering price)(4)	-
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(5)	3.89%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.10%
Total advisory fees	5.99%
Total interest expense(7)	5.06%
Acquired Fund Fees and Expenses(8)	1.14%
Other expenses(9)	0.76%
Total annual expenses(6)(9)	12.95%
Example
The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we have borrowed all $830.0 million available under our line of credit, in addition to our other indebtedness of $2.3 billion and that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the costs shown in the table above. We do not anticipate increasing the leverage percentage to a level higher than that which would be indicated after the borrowing of the entire available balance of the credit facility. Any future debt issuances would be dependent on future equity issuances and we do not anticipate any significant change in the borrowing costs as a percentage of net assets attributable to common stock. In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate these examples to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return*	$109	$307	$483	$840
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return**	$118	$335	$526	$913
____________________________________

*	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

**
Assumes no unrealized capital depreciation or realized capital losses and 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee).

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management is unlikely to be material assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment and Direct Stock Purchase Plan” for additional information regarding our dividend reinvestment plan.
This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.
____________________________________

(1)	In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees under the plan are paid by us. There are no brokerage charges or other charges to stockholders who participate in reinvestment of dividends or other distributions under the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. See “Capitalization” and “Dividend Reinvestment and Direct Stock Repurchase Plan” in this prospectus.

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities, including any borrowed amounts for non-investment purposes, for which purpose we have not and have no intention of borrowing). Although we have no intent to borrow the entire amount available under our line of credit, assuming that we had total borrowings of $3.1 billion, the 2% management fee of gross assets would equal approximately 3.89% of net assets. Based on our borrowings as of October 19, 2018 of $2.6 billion, the 2% management fee of gross assets would equal approximately 3.58% of net assets including costs of the undrawn credit facility. See “Business— Management Services—Investment Advisory Agreement” and footnote 6 below.

(6)
Based on the incentive fee paid during our most recently completed quarter ended June 30, 2018, all of which consisted of an income incentive fee. The capital gain incentive fee is paid without regard to pre-incentive fee income. The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7% annualized). The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The “catch-up” provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. For a more detailed discussion of the calculation of the two-part incentive fee, see “Management Services—Investment Advisory Agreement” in the accompanying prospectus.

(7)
As of October 19, 2018 Prospect has $2.3 billion outstanding of its Unsecured Notes (as defined below) in various maturities, ranging from January 15, 2020 to October 15, 2043, and interest rates, ranging from 4.00% to 7.00%, some of which are convertible into shares of Prospect common stock at various conversion rates. Interest on borrowings under the credit facility is one-month LIBOR plus 220 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than sixty percent of the credit facility is drawn, or 100 basis points if more than thirty-five percent and an amount less than or equal to sixty percent of the credit facility is drawn, or 150 basis points if an amount less than or equal to thirty-five percent of the credit facility is drawn. Please see “Business of Prospect—General” and “Risks Related to Prospect—Risks Relating to Prospect’s Business” below for more detail on the Unsecured Notes.

(8)
The Company’s stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of June 30, 2018. When applicable, fees and expenses are based on historic fees and expenses for the investment companies, and for those investment companies with little or no operating history fees and expenses are based on expected fees and expenses stated in the investment companies’ prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company’s average net assets used in calculating this percentage was based on net assets of approximately $3.4 billion as of June 30, 2018. Amount reflects the estimated annual asset management fees incurred indirectly by us in connection with our investment in CLOs during the next 12 months, including asset management fees payable to the collateral managers of CLO equity tranches and incentive fees due to the collateral managers of CLO equity tranches. As a percent of the Company’s net assets, the CLO acquired fund fees are 1.13%. The 1.13% is based on 3.57% of fees for the entire CLO portfolio. The 3.57% is composed of 3.49% of collateral manager fees and 0.08% of incentive fees. The 3.49% of collateral manager fees are determined by multiplying 0.4085% (collateral managers fees historically paid) by 8.6 (the a leverage in such CLOs). The 0.08% of incentive fees are determined by multiplying 0.08% (an estimate if the CLOs were redeemed in the next 12 months and the underlying portfolios were liquidated) by 100% (the assumed amount of total assets invested in equity tranches of CLOs). However, such amounts are uncertain and difficult to predict. Future fees and expenses may be substantially higher or lower because certain fees and expenses are based on the performance of the CLOs, which may fluctuate over time. As a result of such investments, our stockholders may be required to pay two levels of fees in connection with their investment in our shares, including fees payable under our Investment Advisory Agreement, and fees charged to us on such investments.

(9)
“Other expenses” are based on estimated amounts for the current fiscal year. The amount shown above represents expenses during the year ended June 30, 2018, which reflects all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement is based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. “Other expenses” does not include non-recurring expenses. See “Business—Management Services—Administration Agreement.”

SELECTED CONDENSED FINANCIAL DATA
You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus. Financial information below for the years ended June 30, 2018, 2017, 2016, 2015 and 2014 has been derived from the financial statements that were audited by our independent registered public accounting firm. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” starting on page 46 for more information.

	Year Ended June 30,
	2018	2017	2016	2015	2014
	(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Total interest income	$607,012	$668,717	$731,618	$748,974	$613,741
Total dividend income	13,046	5,679	26,501	7,663	26,837
Total other income	37,787	26,650	33,854	34,447	71,713
Total Investment Income	657,845	701,046	791,973	791,084	712,291
Interest and credit facility expenses	(155,039)	(164,848)	(167,719)	(170,660)	(130,103)
Investment advisory expense	(189,759)	(199,394)	(219,305)	(225,277)	(198,296)
Other expenses	(26,197)	(30,722)	(33,821)	(32,400)	(26,669)
Total Operating Expenses	(370,995)	(394,964)	(420,845)	(428,337)	(355,068)
Net Investment Income	286,850	306,082	371,128	362,747	357,223
Net realized and change in unrealized gains (losses)	13,013	(53,176)	(267,766)	(16,408)	(38,203)
Net Increase in Net Assets from Operations	$299,863	$252,906	$103,362	$346,339	$319,020
Per Share Data:
Net Increase in Net Assets from Operations(1)	$0.83	$0.70	$0.29	$0.98	$1.06
Dividends declared per share	$(0.77)	$(1.00)	$(1.00)	$(1.19)	$(1.32)
Weighted average shares of common stock outstanding	361,456,075	358,841,714	356,134,297	353,648,522	300,283,941
Assets and Liabilities Data:
Investments at Fair Value	5,727,279	5,838,305	5,897,708	$6,609,558	$6,253,739
Other Assets(4)	111,541	334,484	338,473	144,356	166,520
Total Assets(4)	5,838,820	6,172,789	6,236,181	6,753,914	6,420,259
Revolving Credit Facility	37,000	—	—	368,700	92,000
Convertible Notes(4)	809,073	937,641	1,074,361	1,218,226	1,219,676
Public Notes(4)	716,810	738,300	699,368	541,490	637,584
Prospect Capital InterNotes®(4)	748,926	966,254	893,210	811,180	766,781
Due to Prospect Administration and Prospect Capital Management	51,257	50,159	55,914	6,788	2,211
Other liabilities	68,707	125,483	77,411	104,481	83,825
Total Liabilities(4)	2,431,773	2,817,837	2,800,264	3,050,865	2,802,077
Net Assets	$3,407,047	$3,354,952	$3,435,917	$3,703,049	$3,618,182

	Year Ended June 30,
	2018	2017	2016	2015	2014
	(in thousands except data relating to shares, per share and number of portfolio companies)
Investment Activity Data:
No. of portfolio companies at period end	135	121	125	131	142
Acquisitions	$1,730,657	$1,489,470	$979,102	$1,867,477	$2,933,365
Sales, repayments, and other disposals	$1,831,286	$1,413,882	$1,338,875	$1,411,562	$767,978
Total return based on market value(2)	(7.42)%	16.80%	21.84%	(20.84)%	10.88%
Total return based on net asset value(2)	12.39%	8.98%	7.15%	11.47%	10.97%
Weighted average yield on debt portfolio at year end(3)	13.00%	12.20%	13.20%	12.70%	12.10%
Weighted average yield on total portfolio at year end(5)	10.50%	10.35%	12.04%	11.87%	11.90%
_______________________________________

(1)	Per share data is based on the weighted average number of common shares outstanding for the year presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each year and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each year and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

(3)	Excludes equity investments and non-performing loans.

(4)
We have changed our method of presentation relating to debt issuance costs in accordance with ASU 2015-03, Interest - Imputation of Interest (Subtopic 835-30). Unamortized deferred financing costs of $40,526, $44,140, and $57,010 previously reported as an asset on the Consolidated Statements of Assets and Liabilities as of June 30, 2016, 2015, and 2014, respectively, have been reclassified as a direct deduction to the respective Unsecured Notes. See Critical Accounting Policies and Estimates for further discussion.

(5)	Includes equity investments and non-performing loans.

RISK FACTORS
Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occurs, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the trading price of our common stock could decline, or the value of our preferred stock, debt securities, and warrants, if any are outstanding, may decline, and you may lose all or part of your investment.
Risks Relating to Our Business
Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.
From time to time, capital markets may experience periods of disruption and instability. For example, between 2007 and 2009, the global capital markets experienced an extended period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While the adverse effects of these conditions have abated to a degree, global financial markets experienced significant volatility following the downgrade by Standard & Poor’s on August 5, 2011 of the long-term credit rating of U.S. Treasury debt from AAA to AA+. These market conditions have historically and could again have a material adverse effect on debt and equity capital markets in the United States and Europe, which could have a materially negative impact on our business, financial condition and results of operations. We and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. In such circumstances, equity capital may be difficult to raise because subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without general approval by our stockholders, which we currently have, and approval of the specific issuance by our Board of Directors. In addition, our ability to incur indebtedness or issue preferred stock is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, including the final maturity of our credit facility in March 2024, and any failure to do so could have a material adverse effect on our business. The re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult to extend the maturity of, or refinance our existing indebtedness, or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Further, if we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.
The illiquidity of our investments may make it difficult for us to sell such investments, if required. As a result, we may realize significantly less than the value at which we have recorded our investments if forced to liquidate quickly.
Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. The Investment Adviser monitors developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.
We are required to record certain of our assets at fair value, as determined in good faith by our Board of Directors in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our investment valuations and our net asset value, even if we plan to hold investments to maturity.

Uncertainty about the financial stability of the United States, the economic crisis in Europe and the new presidential administration could negatively impact our business, financial condition and results of operations.
Although U.S. lawmakers passed legislation to raise the federal debt ceiling and Standard & Poor’s Ratings Services affirmed its AA+ long-term sovereign credit rating on the United States and revised the outlook on the long-term rating from negative to stable in June of 2013, U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the United States. The impact of any further downgrades to the U.S. government’s sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.
In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. In June 2017, the Federal Reserve raised the target range for the federal funds rate, which was the fourth such interest rate hike in nearly a decade. To the extent the Federal Reserve continues to raise rates, and without quantitative easing by the Federal Reserve, there is a risk that the debt markets may experience increased volatility and that the liquidity of certain of our investments may be reduced. These developments, along with the corresponding potential rise in interest rates and borrowing costs, the United States government's credit and deficit concerns and the European sovereign debt crisis, may negatively impact our ability to access the debt markets on favorable terms.
The Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them. The Federal Reserve raised the Federal Funds Rate three times in 2017 and three times thus far in 2018, and it may continue to raise the Federal Funds Rate in the future. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net investment income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our distributions rate, which could reduce the value of our common stock.

On February 3, 2017, President Trump signed Executive Order 13772 announcing the administration’s policy to regulate the U.S. financial system in a manner consistent with certain “Core Principles,” including regulation that is efficient, effective and appropriately tailored. The Executive Order directed the Secretary of the Treasury, in consultation with the heads of the member agencies of the Financial Stability Oversight Council, to report to the President on the extent to which existing laws, regulations and other government policies promote the Core Principles and to identify any laws, regulations or other government policies that inhibit federal regulation of the U.S. financial system. On June 12, 2017, the U.S. Department of the Treasury published the first of several reports in response to the Executive Order on the depository system covering banks and other savings institutions. On October 6, 2017, the Treasury released a second report outlining ways to streamline and reform the U.S. regulatory system for capital markets, followed by a third report, on October 26, 2017, examining the current regulatory framework for the asset management and insurance industries. Subsequent reports are expected to address: retail and institutional investment products and vehicles; as well as non-bank financial institutions, financial technology, and financial innovation.
On June 8, 2017, the U. S. House of Representatives passed the Financial Choice Act, which includes legislation intended to repeal or replace substantial portions of the Dodd-Frank Act. Among other things, the proposed law would repeal the Volcker Rule limiting certain proprietary investment and trading activities by banks, eliminate the authority of regulators to designate asset managers and other large non-bank institutions as "systemically important financial institutions" or "SIFIs," and repeal the Department of Labor ("DOL") "fiduciary rule" governing standards for dealing with retirement plans until the SEC issues standards for similar dealings by broker-dealers and limiting the substance of any subsequent DOL rule to the SEC standards. The bill was referred to the Senate, where it is unlikely to pass as proposed. On November 16, 2017, a bipartisan group of U.S. Senators, led by Senate Banking Committee Chairman, introduced the Economic Growth, Regulatory Relief, and Consumer Protection Act (the "Senate Regulatory Relief Bill"). The Senate Regulatory Relief Bill would revise various post-crisis regulatory requirements and provide targeted regulatory relief to certain financial institutions. Among the most significant of its proposed amendments to the Dodd-Frank Act are a substantial increase in the $50 billion asset threshold for automatic regulation of bank holding companies as SIFIs, an exemption from the Volcker Rule for insured depository institutions with less than $10 billion in consolidated assets and lower levels of trading assets and liabilities, as well as amendments to the liquidity leverage ratio and supplementary leverage ratio requirements. On December 5, 2017, the Senate Banking Committee approved the Senate Regulatory Relief Bill. If the legislation is adopted in the Senate, it remains unclear whether and how it would be reconciled with its House-passed counterpart, the Financial Choice Act, which is substantially different in scope and substance, and ultimately approved by both chambers of Congress. At this time it is not possible to determine whether any such particular proposal will become law or its potential impact on us.
Legislative or other actions relating to taxes could have a negative effect on us.
The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. In 2017, the Trump administration enacted substantial changes to U.S. fiscal and tax policies, which include comprehensive corporate and individual tax reform. On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act, which significantly changed the Code, including by, among other changes, instituting a reduction in the corporate income tax rate, changing the tax rates applicable to non-corporate taxpayers, creating a new limitation on the deductibility of interest expense and other deductions, and making significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Cuts and Jobs Act also authorizes the IRS to issue regulations with respect to the new provisions. We cannot predict how the changes in the Tax Cuts and Jobs Act, or regulations or other guidance issued under it, might affect us, our business, the business of our portfolio companies, or an investment in our securities. In addition, other legislation, U.S. Treasury regulations, administrative interpretations or court decisions, with or without retroactive application, could affect the U.S. federal income tax consequences to our investors and us or could have other adverse consequences. You are urged to consult with your tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our securities.
Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.
Our debt investments may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.
Because we have borrowed money, and may issue preferred stock to finance investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Investment Adviser with respect to the portion of the Incentive Fee based on income.
Changes relating to the LIBOR calculation process may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.
In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined.
Actions by the BBA, the United Kingdom Financial Conduct Authority or other regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.
Volatility in the global financial markets resulting from relapse of the Eurozone crisis, geopolitical developments in Eastern Europe, turbulence in the Chinese stock markets and global commodity markets, the United Kingdom’s vote to leave the European Union or otherwise could have a material adverse effect on our business, financial condition and results of operations.
Volatility in the global financial markets could have an adverse effect on the economic recovery in the United States and could result from a number of causes, including a relapse in the Eurozone crisis, geopolitical developments in Eastern Europe, turbulence in the Chinese stock markets and global commodity markets or otherwise. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.
In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China's currency. Since then, the Chinese capital markets have continued to experience periods of instability. These market and economic disruptions have affected, and may in the future affect, the financial markets, including the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.
As a consequence of the United Kingdom’s vote to withdraw from the European Union (the “EU”), the government of the United Kingdom gave notice of its withdrawal from the EU (“Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility.

During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Additional risks associated with the outcome of Brexit include macroeconomic risk to the United Kingdom and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like us), prejudice to financial services business that are conducting business in the EU and which are based in the United Kingdom, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. We will continue to monitor the potential impact of Brexit on its results of operations and financial condition.
The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the EU or the Economic and Monetary Union, the change in the U.S. president and the new administration, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.
The occurrence of any of these above event(s) could have a significant adverse impact on the value and risk profile of our portfolio. We do not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment-grade fixed income securities; therefore, these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment-grade fixed income securities. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.
We may suffer credit losses.
Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods. See “Risks Related to Our Investments.”
Our financial condition and results of operations will depend on our ability to manage our future growth effectively.
Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and we have been organized as a closed-end investment company since April 13, 2004. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on the Investment Adviser’s ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser’s structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we continue to grow, Prospect Capital Management will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a materially adverse effect on our business, financial condition and results of operations.
We are dependent upon Prospect Capital Management’s key management personnel for our future success.
We depend on the diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of the Investment Adviser evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow.

We operate in a highly competitive market for investment opportunities.
A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.
We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring.
We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.
We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.
Changes in interest rates may affect our cost of capital and net investment income.
A portion of the debt investments we make bears interest at fixed rates and other debt investments bear interest at variable rates with floors and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations. A portion of our floating rate investments may include features such as LIBOR floors. To the extent we invest in credit instruments with LIBOR floors, we may lose some of the benefits of incurring leverage. Specifically, if we issue preferred stock or debt (or otherwise borrow money), our costs of leverage will increase as rates increase. However, we may not benefit from the higher coupon payments resulting from increased interest rates if our investments in LIBOR floors and rates do not rise to levels above the LIBOR floors. In this situation, we will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by us.
We need to raise additional capital to grow because we must distribute most of our income.
We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our status as a regulated investment company, or RIC, for U.S. federal income tax purposes. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, we could be limited in our ability to grow, which may have an adverse effect on the value of our common stock. In addition, as a business development company, we generally may not borrow money or issue debt securities or issue preferred stock unless immediately thereafter our ratio of total assets to total borrowings and other senior securities is at least 200%. This may restrict our ability to obtain additional leverage in certain circumstances.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including the level of structuring fees received, the interest or dividend rates payable on the debt or equity securities we hold, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our most recent NAV was calculated on June 30, 2018 and our NAV when calculated effective September 30, 2018 and thereafter may be higher or lower.
Our NAV per share is $9.35 as of June 30, 2018. NAV per share as of September 30, 2018 may be higher or lower than $9.35 based on potential changes in valuations, issuances of securities, repurchases of securities, dividends paid and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to June 30, 2018. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, the Investment Adviser, the Administrator and the Audit Committee of our Board of Directors.
Our business model depends upon the development and maintenance of strong referral relationships with other asset managers and investment banking firms.
We are substantially dependent on our informal relationships, which we use to help identify and gain access to investment opportunities. If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of equity investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct equity investments or for investments through private secondary market transactions or other secondary transactions.
The Investment Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner on our behalf than it would when acting for its own account.
The Investment Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of our Board of Directors in declining to follow the Investment Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of the Investment Adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Advisory Agreement. These protections may lead the Investment Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Potential conflicts of interest could impact our investment returns.
Our executive officers and directors, and the executive officers of the Investment Adviser, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or those of our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.
In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.
The Investment Adviser receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. The calculation of pre incentive fee net investment income includes, among other things, fees from controlled companies, which could give rise to a conflict. Further, the income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Prospect Capital Management. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Prospect Capital Management will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our Board of Directors may adjust the hurdle rate by amending the Investment Advisory Agreement.
The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, we will reverse the interest that was recorded but Prospect Capital Management is not required to reimburse us for any such income incentive fee payments that were received in the past but would reduce the current period incentive fee for the effects of the reversal, if any. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for Prospect Capital Management to the extent that it may encourage Prospect Capital Management to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name “Prospect Capital.” Under the license agreement, we have the right to use the “Prospect Capital” name for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.

Our incentive fee could induce Prospect Capital Management to make speculative investments.
The incentive fee payable by us to Prospect Capital Management may create an incentive for the Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
The incentive fee payable by us to Prospect Capital Management could create an incentive for the Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash in the event of default may never receive.
We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.
The Investment Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our pre-incentive fee net investment income if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, increases in interest rates may increase the amount of incentive fees we pay to our Investment Adviser even though our performance relative to the market has not increased.
The Investment Adviser and Administrator have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.
The Investment Adviser and Administrator have the right, under the Investment Advisory Agreement and Administration Agreement, respectively, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Investment Adviser or Administrator resigns, we may not be able to find a replacement or hire internal management or administration with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities or our internal administration activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates or the Administrator and its affiliates. Even if we are able to retain comparable management or administration, whether internal or external, the integration of such management or administration and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.
Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations could negatively affect the profitability of our operations or the profitability of our portfolio companies.
We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.

Foreign and domestic political risk may adversely affect our business.
We are exposed to political risk to the extent that Prospect Capital Management, on its behalf and subject to its investment guidelines, transacts in securities in the U.S. and foreign markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on our strategy.
If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.
We may experience cyber-security incidents and are subject to cyber-security risks. The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
Cyber-security failures or breaches by the Investment Adviser, any future sub-adviser(s), the Administrator and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which we invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our ability to calculate our net asset value, impediments to trading, the inability of our stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While we have established a business continuity plan in the event of, and risk management systems to prevent, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, we cannot control the cyber security plans and systems put in place by our service providers and issuers in which we invest. We and our stockholders could be negatively impacted as a result.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.
Our business is dependent on our and third parties’ communications and information systems. Further, in the ordinary course of our business we or our Investment Adviser may engage certain third party service providers to provide us with services necessary for our business. Any failure or interruption of those systems or services, including as a result of the termination or suspension of an agreement with any third-party service providers, could cause delays or other problems in our business activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.
Risks Relating to Our Operation as a Business Development Company
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced.
To maintain our qualification for U.S. federal income tax purposes as a RIC under Subchapter M of the Code and obtain RIC tax treatment, we must meet certain source of income, annual distribution and asset diversification requirements.
The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code.
The annual distribution requirement for a RIC will generally be satisfied if we distribute at least 90% of our ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax on all of our taxable income.
To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.
If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes would substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure could have a materially adverse effect on us and our stockholders. For additional information regarding asset coverage ratio and RIC requirements, see “Business - Material U.S. Federal Income Tax Considerations” and “Business - Regulation as a Business Development Company.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such amounts could be significant relative to our overall investment activities. We also may be required to include in taxable income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio currently includes, and we may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.
Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty distributing at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, as required to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See “Business - Material U.S. Federal Income Tax Considerations” and “Business - Regulation as a Business Development Company.”
Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital. These constraints may hinder our Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.
We have incurred indebtedness under our revolving credit facility and through the issuance of the Unsecured Notes and, in the future, may issue preferred stock or debt securities and/or borrow additional money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends in cash or other property and could prohibit us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of our indebtedness or otherwise increase our net assets. In addition, issuance of additional common stock could dilute the percentage ownership of our current stockholders in us.
As a BDC regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share without stockholder approval. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders’ best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at our annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.
To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under our revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.
Alternatively, we may securitize our future loans to generate cash for funding new investments. See “Securitization of our assets subjects us to various risks.”

Securitization of our assets subjects us to various risks.
We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company such as us (sometimes referred to as an “originator” or “sponsor”) transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity” or “SPE”), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.
An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator’s bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.
In accordance with the above description, to securitize loans, we may create a wholly-owned subsidiary and contribute a pool of our assets to such subsidiary. The SPE may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPE would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPE and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.
Interests we hold in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, we will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPEs portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.
If the SPE is not consolidated with us, our only interest will be the value of our retained subordinated interest and the income allocated to us, which may be more or less than the cash we receive from the SPE, and none of the SPEs liabilities will be reflected as our liabilities. If the assets of the SPE are not consolidated with our assets and liabilities, then our interest in the SPE may be deemed not to be a qualifying asset for purposes of determining whether 70% of our assets are qualifying assets and the leverage incurred by such SPE may or may not be treated as borrowings by us for purposes of the requirement that we not issue senior securities in an amount in excess of our net assets.
We may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPE with recourse or provide a guarantee or other credit support to the SPE, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with the SEC, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.
The Investment Adviser may have conflicts of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce our assets for purposes of determining its investment advisory fee although in some circumstances the Investment Adviser may be paid certain fees for managing the assets of the SPE so as to reduce or eliminate any potential bias against securitizations.

Our ability to invest in public companies may be limited in certain circumstances.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.
Risks Relating to Our Investments
We may not realize gains or income from our investments.
We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience. See “Business - Our Investment Objective and Policies.”
Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.
A large percentage of our portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from the Investment Adviser, our Administrator, a third party independent valuation firm and our Audit Committee. Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors.
Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.
In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets experienced during a financial crisis will result in significant net unrealized depreciation in our portfolio. The effect of all of these factors increases the net unrealized depreciation in our portfolio and reduces our NAV. Depending on market conditions, we could incur substantial realized losses which could have a material adverse impact on our business, financial condition and results of operations. We have no policy regarding holding a minimum level of liquid assets. As such, a high percentage of our portfolio generally is not liquid at any given point in time. See “The lack of liquidity may adversely affect our business.”
Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. As part of the valuation process, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values of our portfolio companies. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.
Our investments in prospective portfolio companies may be risky and we could lose all or part of our investment.
Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective, and the value of our investment in them may decline substantially or fall to zero. In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

•
These companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities, and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment.

•
They may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions as well as general economic downturns.

•
Because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of the Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If the Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments.

•
They are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on our portfolio company and, in turn, on us.

•
They may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•	They may have difficulty accessing the capital markets to meet future capital needs.

•	Changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects.

•	Increased taxes, regulatory expense or the costs of changes to the way they conduct business due to the effects of climate change may adversely affect their business, financial structure or prospects.

We acquire majority interests in operating companies engaged in a variety of industries. When we acquire these companies we generally seek to apply financial leverage to them in the form of debt. In most cases all or a portion of this debt is held by us, with the obligor being either the operating company itself, a holding company through which we own our majority interest or both. The level of debt leverage utilized by these companies makes them susceptible to the risks identified above.
In addition, our executive officers, directors and the Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.
The lack of liquidity in our investments may adversely affect our business.
We make investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or the Investment Adviser has or could be deemed to have material non-public information regarding such business entity.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.
Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.
We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock has significantly more volatility in those returns and may significantly underperform relative to fixed income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

•
Any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process.

•	To the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment.

•
In some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

•
Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions.

•	Preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt.

•	Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

•	Generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or unsecured debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Prospect Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Prospect Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.
Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt or issue other equity securities that rank equally with or senior to our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing “first out” and “last out” structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.
This risk is characteristic of many of the majority-owned operating companies in our portfolio in that any debt to us from a holding company and the holding company’s substantial equity investments in the related operating company are subordinated to any creditors of the operating company.
When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other debt holders, other equity holders and/or portfolio company management may make decisions that could decrease the value of our portfolio holdings.
When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment. In addition, when we hold a subordinate debt position, other more senior debt holders may make decisions that could decrease the value of our investment.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Our portfolio contains a limited number of portfolio companies, some of which comprise a substantial percentage of our portfolio, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.
A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.
Our failure to make follow-on investments in our existing portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.
We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.
We may be unable to invest the net proceeds raised from offerings and repayments from investments on acceptable terms, which would harm our financial condition and operating results.
Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings and repayments from investments in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering or repayments will produce a sufficient return.
We may have limited access to information about privately-held companies in which we invest.
We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of the Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.
We may not be able to fully realize the value of the collateral securing our debt investments.
Although a substantial amount of our debt investments are protected by holding security interests in the assets or equity interests of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

•
Our debt investments may be in the form of unsecured loans, therefore our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral.

•
The collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan.

•	Bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process.

•	Our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral.

•	The need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received.

•
Some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates potential investments in securities of foreign companies, including those located in emerging market countries. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such risks are more pronounced in emerging market countries.
Although currently substantially all of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.
We may expose ourselves to risks if we engage in hedging transactions.
We may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Furthermore, our ability to engage in hedging transactions may also be adversely affected by rules adopted by the U.S. Commodity Futures Trading Commission.
The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies. We have no current intention of engaging in any of the hedging transaction described above, although it reserves the right to do so in the future.
Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to us and could impair the value of our stockholders’ investment.
Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause stockholders to lose all or part of their investment.
Investments in the energy sector are subject to many risks.
We have made certain investments in and relating to the energy sector. The operations of energy companies are subject to many risks inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including, without limitation: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism, inadvertent damage from construction and farm equipment, leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations, any and all of which could adversely affect our portfolio companies in the energy sector. In addition, the energy sector commodity prices have experienced significant volatility at times, which may occur in the future, and which could negatively affect the returns on any investment made by us in this sector. In addition, valuation of certain investments includes the probability weighting of future events which are outside of management’s control. The final outcome of such events could increase or decrease the fair value of the investment in a future period.
Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.
We invest in CLOs. Generally, there may be less information available to us regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our CLO investments are subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
CLOs typically will have no significant assets other than their underlying senior secured loans; payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
CLOs typically will have no significant assets other than their underlying senior secured loans. Accordingly, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans, net of all management fees and other expenses. Payments to us as a holder of CLO junior securities are and will be made only after payments due on the senior secured notes, and, where appropriate, the junior secured notes, have been made in full. This means that relatively small numbers of defaults of senior secured loans may adversely impact our returns.
Our CLO investments are exposed to leveraged credit risk.
Generally, we are in a subordinated position with respect to realized losses on the senior secured loans underlying our investments in CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of senior secured loan defaults. CLO investments represent a leveraged investment with respect to the underlying senior secured loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying senior secured loans, which are subject to credit, liquidity and interest rate risk.
There is the potential for interruption and deferral of cash flow from CLO investments.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to us on our CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.
Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our CLO investment strategy allows investments in foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.
The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact our returns.
We may invest in CLO investments where the underlying portfolio securities may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.
The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of senior secured loans at equivalent rates may adversely affect us.

There can be no assurance that for any CLO investment, in the event that any of the senior secured loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new senior secured loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new senior secured loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.
Our CLO investments are subject to prepayments and calls, increasing re-investment risk.
Our CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.
Furthermore, our CLO investments generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).
The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.
Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.
We have limited control of the administration and amendment of senior secured loans owned by the CLOs in which we invest.
We are not able to directly enforce any rights and remedies in the event of a default of a senior secured loan held by a CLO vehicle. In addition, the terms and conditions of the senior secured loans underlying our CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from senior secured loans could be modified, amended or waived in a manner contrary to our preferences.
We have limited control of the administration and amendment of any CLO in which we invest.
The terms and conditions of target securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.
Senior secured loans of CLOs may be sold and replaced resulting in a loss to us.
The senior secured loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.
Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.
We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entities that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and, therefore, the prices of the CLOs will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.
The investments we make in CLOs are thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying senior secured loans will not be adequate to make interest or other payments; (ii) the quality of the underlying senior secured loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs are subordinate to the senior debt tranches thereof.
Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying senior secured loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the senior secured loans underlying the CLOs in which we invest.
Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.
The senior secured loans underlying our CLO investments typically are BB or B rated (non-investment grade) and in limited circumstances, unrated, senior secured loans. Non-investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.
We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.
We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we are not responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.
The application of the risk retention rules under Section 941 of the Dodd-Frank Act to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us..
Section 941 of the Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) added a provision to the Exchange Act, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.
We believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, we believe that this may create additional risks for us in the future.
On February 9, 2018, a panel of the United States Court of Appeals for the District of Columbia Circuit ruled (the “D.C. Circuit Ruling”) that the federal agencies exceeded their authority under the Dodd-Frank Act in adopting the final rules as applied to asset managers of open-market CLOs. On April 5, 2018, the United States District Court for the District of Columbia entered an order implementing the D.C. Circuit Ruling and thereby vacated the U.S. Risk Retention Rules insofar as they apply to CLO managers of “open market CLOs”.

As of the date of hereof, there has been no petition for writ of certiorari filed requesting the case to be heard by the United States Supreme Court. Since there hasn’t been a successful challenge to the D.C. Circuit Ruling and the United States District Court for the District of Columbia has issued the above described order implementing the D.C. Circuit Ruling, collateral managers of open market CLOs are no longer required to comply with the U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise permitted by the U.S. risk retention rules. As a result of this decision, certain CLO managers of “open market CLOs” will no longer be required to comply with the U.S. risk retention rules solely because of their roles as managers of “open market CLOs”, and there may be no “sponsor” of such securitization transactions and no party may be required to acquire and retain an economic interest in the credit risk of the securitized assets of such transactions.
There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the U.S. risk retention rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.
With respect to our online consumer lending initiative, we are dependent on the business performance and competitiveness of marketplace lending facilitators and our ability to assess loan underwriting performance and, if the marketplace lending facilitators from which we currently purchase consumer loans are unable to maintain or increase consumer loan originations, or if such marketplace lending facilitators do not continue to sell consumer loans to us, or we are unable to otherwise purchase additional loans, our business and results of operations will be adversely affected.
With respect to our online consumer lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators. We do not conduct loan origination activities ourselves. Therefore, our ability to purchase consumer loans, and our ability to grow our portfolio of consumer loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase consumer loans.
In addition, our ability to analyze the risk-return profile of consumer loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. The platforms from which we purchase such loans utilize credit decisioning and scoring models that assign each such loan offered a corresponding interest rate and origination fee. Our returns are a function of the assigned interest rate for each such particular loan purchased less any defaults over the term of the applicable loan. We evaluate the credit decisioning and scoring models implemented by each platform on a regular basis and leverage the additional data on loan history experience, borrower behavior, economic factors and prepayment trends that we accumulate to continually improve our own decisioning model. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each platform, we may incur unanticipated losses which could adversely impact our operating results. Further, if the interest rates for consumer loans available through marketplace lending platforms are set too high or too low, it may adversely impact our ability to receive returns on our investment that are commensurate with the risks we incur in purchasing the loans.
With respect to our online consumer lending initiative, we rely on the marketplace lending facilitators to service loans including pursuing collections against borrowers. Personal loans facilitated through the marketplace lending facilitators are not secured by any collateral, are not guaranteed or insured by any third-party and are not backed by any governmental authority in any way. Marketplace lending facilitators are therefore limited in their ability to collect on the loans if a borrower is unwilling or unable to repay. A borrower's ability to repay can be negatively impacted by increases in their payment obligations to other lenders under mortgage, credit card and other loans, including student loans and home equity lines of credit. These changes can result from increases in base lending rates or structured increases in payment obligations and could reduce the ability of the borrowers to meet their payment obligations to other lenders and under the loans purchased by us. If a borrower defaults on a loan, the marketplace lending facilitators may outsource subsequent servicing efforts to third-party collection agencies, which may be unsuccessful in their efforts to collect the amount of the loan. Marketplace lending facilitators make payments ratably on an investor's investment only if they receive the borrower's payments on the corresponding loan. If they do not receive payments on the corresponding loan related to an investment, we are not entitled to any payments under the terms of the investment.
As servicers of the loans we purchase as part of our online consumer lending initiative, the marketplace lending facilitators have the authority to waive or modify the terms of a consumer loan without our consent or allow the postponement of strict compliance with any such term or in any manner grant any other indulgence to any borrower. If the marketplace lending facilitators approve a modification to the terms of any consumer loan it may adversely impact our revenues.

To continue to grow our online consumer lending initiative business, we rely on marketplace lending facilitators from which we purchase loans to maintain or increase their consumer loan originations and to agree to sell their consumer loans to us. However, we do not have any exclusive arrangements with any of the marketplace lending facilitators and have no agreements with them to provide us with a guaranteed source of supply. There can be no assurance that such marketplace lending facilitators will be able to maintain or increase consumer loan originations or will continue to sell their consumer loans to us, or that we will be able to otherwise purchase additional loans and, consequently, there can be no assurance that we will be able to grow our business through investment in additional loans. The consumer marketplace lending facilitators could elect to become investors in their own marketplace loans which would limit the amount of supply available for our own investments. An inability to expand our business through investments in additional consumer loans would reduce the return on investment that we might otherwise be able to realize from an increased portfolio of such investments. If we are unable to expand our business relating to our online consumer lending initiative, this may have a material adverse effect on our business, financial condition, results of operations and prospects.
Additionally, if marketplace lending facilitators are unable to attract qualified borrowers and sufficient investor commitments or borrowers and investors do not continue to participate in marketplace lending at current rates, the growth of loan originations will slow or loan originations will decrease. As a result of any of these factors, we may be unable to increase our consumer loan investments and our revenue may grow more slowly than expected or decline, which could have a material adverse effect on our business, financial condition and results of operations.
Marketplace lending facilitators on which we rely as part of the online consumer lending initiative by NPRC depend on issuing banks to originate all loans and to comply with various federal, state and other laws.
Typically, the contracts between marketplace lending facilitators and their loan issuing banks are non-exclusive and do not prohibit the issuing banks from working with other marketplace lending facilitators or from offering competing services. Issuing banks could decide that working with marketplace lending facilitators is not in their interests, could make working with marketplace lending facilitators cost prohibitive or could decide to enter into exclusive or more favorable relationships with other marketplace lending facilitators that do not provide consumer loans to us. In addition, issuing banks may not perform as expected under their agreements. Marketplace lending facilitators could in the future have disagreements or disputes with their issuing banks. Any of these factors could negatively impact or threaten our ability to obtain consumer loans and consequently could have a material adverse effect on our business, financial condition, results of operations and prospects.
Issuing banks are subject to oversight by the FDIC and the states where they are organized and operate and must comply with complex rules and regulations, as well as licensing and examination requirements, including requirements to maintain a certain amount of regulatory capital relative to their outstanding loans. If issuing banks were to suspend, limit or cease their operations or the relationship between the marketplace lending facilitators and the issuing bank were to otherwise terminate, the marketplace lending facilitators would need to implement a substantially similar arrangement with another issuing bank, obtain additional state licenses or curtail their operations. If the marketplace lending facilitators are required to enter into alternative arrangements with a different issuing bank to replace their existing arrangements, they may not be able to negotiate a comparable alternative arrangement. This may result in their inability to facilitate loans through their platform and accordingly our inability to operate the business of our online consumer lending initiative. If the marketplace lending facilitators were unable to enter into an alternative arrangement with a different issuing bank, they would need to obtain a state license in each state in which they operate in order to enable them to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming and could have a material adverse effect on our business, financial condition, results of operations and prospects. If the marketplace lending facilitators are unsuccessful in maintaining their relationships with the issuing banks, their ability to provide loan products could be materially impaired and our operating results could suffer.
Credit and other information that is received about a borrower may be inaccurate or may not accurately reflect the borrower's creditworthiness, which may cause the loans to be inaccurately priced and affect the value of our portfolio.
The marketplace lending facilitators obtain borrower credit information from consumer reporting agencies, such as TransUnion, Experian or Equifax, and assign loan grades to loan requests based on credit decisioning and scoring models that take into account reported credit scores and the requested loan amount, in addition to a variety of other factors. A credit score or loan grade assigned to a borrower may not reflect that borrower's actual creditworthiness because the credit score may be based on incomplete or inaccurate consumer reporting data, and typically, the marketplace lending facilitators do not verify the information obtained from the borrower's credit report. Additionally, there is a risk that, following the date of the credit report that the models are based on, a borrower may have:

•	become delinquent in the payment of an outstanding obligation;

•	defaulted on a pre-existing debt obligation;

•	taken on additional debt; or

•	sustained other adverse financial events.

Borrowers supply a variety of information to the marketplace lending facilitators based on which the facilitators price the loans. In a number of cases, marketplace lending facilitators do not verify all of this information, and it may be inaccurate or incomplete. For example, marketplace lending facilitators do not always verify a borrower's stated tenure, job title, home ownership status or intention for the use of loan proceeds. Moreover, we do not, and will not, have access to financial statements of borrowers or to other detailed financial information about the borrowers. If we invest in loans through the marketplace provided by the marketplace lending facilitators based on information supplied by borrowers or third parties that is inaccurate, misleading or incomplete, we may not receive expected returns on our investments and this could have a material adverse impact on our business, financial condition, results of operations and prospects and our reputation may be harmed.
Marketplace lending is a relatively new lending method and the platforms of marketplace lending facilitators have a limited operating history relative to established consumer banks. Borrowers may not view or treat their obligations under any such loans we purchase as having the same significance as loans from traditional lending sources, such as bank loans.
The return on our investment in consumer loans depends on borrowers fulfilling their payment obligations in a timely and complete manner under the corresponding consumer loan. Borrowers may not view their obligations originated on the lending platforms that the marketplace lending facilitators provide as having the same significance as other credit obligations arising under more traditional circumstances, such as loans from banks or other commercial financial institutions. If a borrower neglects his or her payment obligations on a consumer loan or chooses not to repay his or her consumer loan entirely, we may not be able to recover any portion of our investment in the consumer loans. This will adversely impact our business, financial condition, results of operations and prospects.
Risks affecting investments in real estate.
NPRC invests in commercial multi-family residential and student-housing real estate. A number of factors may prevent each of NPRC’s properties and assets from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include:

•	national economic conditions;

•	regional and local economic conditions (which may be adversely impacted by plant closings, business layoffs, industry slow-downs, weather conditions, natural disasters, and other factors);

•	local real estate conditions (such as over-supply of or insufficient demand for office space);

•	changing demographics;

•	perceptions by prospective tenants of the convenience, services, safety, and attractiveness of a property;

•	the ability of property managers to provide capable management and adequate maintenance;

•	the quality of a property’s construction and design;

•	increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes);

•	changes in applicable laws or regulations (including tax laws, zoning laws, or building codes);

•	potential environmental and other legal liabilities;

•
the level of financing used by NPRC in respect of its properties, increases in interest rate levels on such financings and the risk that NPRC will default on such financings, each of which increases the risk of loss to us;

•	the availability and cost of refinancing;

•	the ability to find suitable tenants for a property and to replace any departing tenants with new tenants;

•	potential instability, default or bankruptcy of tenants in the properties owned by NPRC;

•	potential limited number of prospective buyers interested in purchasing a property that NPRC wishes to sell; and

•	the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

To the extent original issue discount (“OID”) and payment in kind (“PIK”) interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include OID instruments and PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•
The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•
OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectibility of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.
Capitalizing PIK interest to loan principal increases our gross assets, thus increasing our Investment Adviser’s future base management fees, and increases future investment income, thus increasing our Investment Adviser’s future income incentive fees at a compounding rate.
Market prices of zero-coupon or PIK securities may be affected to a greater extent by interest rate changes and may be more volatile than securities that pay interest periodically and in cash.
For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not designated as paid-in capital, even if the cash to pay them derives from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.
Risks Relating to Our Securities
Our credit ratings may not reflect all risks of an investment in our debt securities.
Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.
Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.
We currently use our revolving credit facility to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders and may securitize certain of our portfolio investments. We also have the Unsecured Notes outstanding, which are a form of leverage and are senior in payment rights to our common stock.
With certain limited exceptions, as a BDC, we are only allowed to borrow amounts or otherwise issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or other issuance. The amount of leverage that we employ will depend on the Investment Adviser’s and our Board of Directors’ assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, any of which could adversely affect our business, financial condition and results of operations, including the following:

•	A likelihood of greater volatility in the net asset value and market price of our common stock;

•
Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

•	The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

•	Increased operating expenses due to the cost of leverage, including issuance and servicing costs;

•
Convertible or exchangeable securities, such as the Convertible Notes (as defined below) outstanding or those issued in the future may have rights, preferences and privileges more favorable than those of our common stock;

•
Subordination to lenders’ superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds will be distributed to our stockholders;

•	Difficulty meeting our payment and other obligations under the Unsecured Notes (as defined below) and our other outstanding debt;

•
The occurrence of an event of default if we fail to comply with the financial and/or other restrictive covenants contained in our debt agreements, including the credit agreement and each indenture governing the Unsecured Notes, which event of default could result in all or some of our debt becoming immediately due and payable;

•	Reduced availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	The risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

•	Reduced flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

For example, the amount we may borrow under our revolving credit facility is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our net asset value and also make it difficult for the net asset value to recover. The Investment Adviser and our Board of Directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

•
In addition, our ability to meet our payment and other obligations of the Unsecured Notes and our credit facility depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot provide assurance that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Unsecured Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Unsecured Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Unsecured Notes and our other debt.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of interest expense. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $5.8 billion in total assets, (ii) an average cost of funds of 5.30%, (iii) $2.3 billion in debt outstanding and (iv) $3.5 billion of shareholders’ equity.

Assumed Return on Our Portfolio (net of expenses)	(10.0)%	(5.0)%	—%	5.0%	10.0%
Corresponding Return to Stockholder	(20.1)%	(11.8)%	(3.5)%	4.8%	13.1%

The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of June 30, 2018. As a result, it has not been updated to take into account any changes in assets or leverage since June 30, 2018.
On March 23, 2018, the Small Business Credit Availability Act was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. While certain other BDCs have elected to allow for the increase in leverage, after consideration of the expected negative impact on us, including a rating downgrade by S&P, our Board of Directors has not currently elected to approve the application of the modified asset coverage requirements for the Company.
The Convertible Notes and the Public Notes present other risks to holders of our common stock, including the possibility that such notes could discourage an acquisition of us by a third party and accounting uncertainty.
Certain provisions of the Convertible Notes and the Public Notes (as defined below) could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Convertible Notes and the Public Notes will have the right, at their option, to require us to repurchase all of their notes or any portion of the principal amount of such notes in integral multiples of $1,000. We may also be required to increase the conversion rate or provide for conversion into the acquirer’s capital stock in the event of certain fundamental changes with respect to the Convertible Notes. These provisions could discourage an acquisition of us by a third party.
The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock.
We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.
Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.
Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears, would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.
In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.
The agreement governing our credit facility requires us to comply with certain financial and operational covenants. These covenants include:

•	Restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	Restrictions on our ability to incur liens; and

•	Maintenance of a minimum level of stockholders’ equity.

As of June 30, 2018, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.
Failure to extend our existing credit facility, the revolving period of which is currently scheduled to expire on March 27, 2022, could have a material adverse effect on our results of operations and financial position and our ability to pay expenses and make distributions.

The revolving period for our credit facility with a syndicate of lenders is currently scheduled to terminate on March 27, 2022, with an additional two year amortization period (with distributions allowed) after the completion of the revolving period. During such two year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the two year amortization period, the remaining balance will become due, if required by the lenders. If the credit facility is not renewed or extended by the participant banks by March 27, 2022, we will not be able to make further borrowings under the facility after such date and the outstanding principal balance on that date will be due and payable on March 27, 2024. As of June 30, 2018, we had $37.0 million of outstanding borrowings under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 220 basis points with a minimum LIBOR floor of zero. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn.
The credit facility requires us to pledge assets as collateral in order to borrow under the credit facility. If we are unable to extend our facility or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding under the facility during the two-year term-out period through one or more of the following: (1) principal collections on our securities pledged under the facility, (2) at our option, interest collections on our securities pledged under the facility and cash collections on our securities not pledged under the facility, or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position and may force us to decrease or stop paying certain expenses and making distributions until the facility is repaid. In addition, our stock price could decline significantly, we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, and our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.
Failure to refinance our existing Unsecured Notes could have a material adverse effect on our results of operations and financial position.
The Unsecured Notes mature at various dates from January 15, 2020 to October 15, 2043. If we are unable to refinance the Unsecured Notes or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding at maturity under the facility during the two-year term-out period through one or more of the following: (1) borrowing additional funds under our then current credit facility, (2) issuance of additional common stock or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position. In addition, our stock price could decline significantly; we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.
The trading market or market value of our publicly issued debt securities may fluctuate.
Our publicly issued debt securities may or may not have an established trading market. We cannot assure our noteholders that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

Our noteholders should also be aware that there may be a limited number of buyers when they decide to sell their debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect our noteholders return on any debt securities that we may issue.
If our noteholders’ debt securities are redeemable at our option, we may choose to redeem their debt securities at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In addition, if our noteholders’ debt securities are subject to mandatory redemption, we may be required to redeem their debt securities also at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In this circumstance, our noteholders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as their debt securities being redeemed.
Our shares of common stock currently trade at a discount from net asset value and may continue to do so in the future, which could limit our ability to raise additional equity capital.
Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of our common stock will trade at, above, or below net asset value. The stocks of BDCs as an industry, including shares of our common stock, currently trade below net asset value as a result of concerns over liquidity, interest rate changes, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. Similar to our 2017 annual meeting, we do not intend to seek stockholder approval at our 2018 annual meeting to be able to sell shares of common stock at any level of discount from net asset value per share, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, but may seek stockholder approval to do so in the future.
There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and investors in our debt securities may not receive all of the interest income to which they are entitled.
We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.
In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.
The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.
Investing in our securities may involve a high degree of risk and is highly speculative.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.
Our stockholders may experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.
All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time. Stockholders who do not elect to receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of the Convertible Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
If we sell shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.
Similar to our 2017 annual meeting, we do not intend to seek stockholder approval at our 2018 annual meeting to be able to sell shares of common stock at any level of discount from net asset value per share, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, but may seek stockholder approval to do so in the future. The issuance or sale by us of shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. We have sold shares of our common stock at prices below net asset value per share in the past and may do so to the future. We have not sold any shares of our common stock at prices below net asset value per share since December 3, 2014.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. Subject to certain limited exceptions, we are prohibited from buying or selling any security or other property from or to the Investment Adviser and its affiliates and persons with whom we are in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc. (f/k/a Pathway Energy Infrastructure Fund, Inc.), subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
The market price of our securities may fluctuate significantly.
The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC qualification;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of one or more of Prospect Capital Management’s key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Notes;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	concerns regarding European sovereign debt;

•	changes in prevailing interest rates;

•	litigation matters;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has, from time to time, been brought against that company.
If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
There is a risk that you may not receive distributions or that our distributions may not grow over time.
We have made and intend to continue to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.
Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
Our charter, bylaws and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for our stockholders or otherwise be in their best interest. These provisions may prevent stockholders from being able to sell shares of our common stock at a premium over the current of prevailing market prices.
Our charter provides for the classification of our Board of Directors into three classes of directors, serving staggered three-year terms, which may render a change of control or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our Board of Directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.
Our Board of Directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of common stock that we have authority to issue, which could have the effect of diluting a stockholder’s ownership interest. Prior to the issuance of shares of common stock of each class or series, including any reclassified series, our Board of Directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

Our charter and bylaws also provide that our Board of Directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

•
The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations.

•
The Maryland Control Share Acquisition Act, which provides that “control shares” of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors, as described more fully below) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

The provisions of the Maryland Business Combination Act will not apply, however, if our Board of Directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. There can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.
As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our Board of Directors at any time in the future, provided that we will notify the Division of Investment Management at the SEC prior to amending or eliminating this provision. However, as noted above, the SEC has recently taken the position that the Maryland Control Share Acquisition Act is inconsistent with the 1940 Act and may not be invoked by a BDC. It is the view of the staff of the SEC that opting into the Maryland Control Share Acquisition Act would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. See “Description of Our Capital Stock” for more information.
Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.
In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.
In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.
We may in the future choose to pay dividends in our own stock, in which case our stockholders may be required to pay tax in excess of the cash they receive.
We may distribute taxable dividends that are payable in part in our stock. In accordance with guidance issued by the Internal Revenue Service, a publicly traded RIC should generally be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder is permitted to elect to receive his or her distribution in either cash or stock of the RIC (even where there is a limitation on the percentage of the distribution payable in cash, provided that the limitation is at least 20%), subject to the satisfaction of certain guidelines. If too many stockholders elect to receive cash, each stockholder electing to receive cash generally must receive a portion of his or her distribution in cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be a taxable distribution in an amount equal to the amount of cash that could have been received instead of stock.

Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Stockholder (as defined in “Material U.S. Federal Income Tax Considerations”) may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g., broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of its stock at the time of the sale. Furthermore, with respect to Non-U.S. Stockholders (as defined in “Material U.S. Federal Income Tax Considerations”), we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock. It is unclear whether and to what extent we will be able to pay dividends in cash and our stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(All figures in this section are in thousands except share, per share and other data)
        The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus or incorporated by reference into this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.
Note on Forward Looking Statements
Some of the statements in this section of the prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained herein involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;
We have based the forward-looking statements included in herein on information available to us on the date of this document, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including any annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
Overview
The terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements and are collectively referred to as the “Consolidated Holdings Companies”: APH Property Holdings, LLC (“APH”); Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”); CCPI Holdings Inc.; CP Holdings of Delaware LLC (“CP Holdings”); Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC (“First Tower Delaware”); Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc. (“NMMB Holdings, Inc.”); NPH Property Holdings, LLC (“NPH”); STI Holding, Inc.; UPH Property Holdings, LLC (“UPH”); Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. (“Wolf Energy Holdings”). On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. (“ARRM”), which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB

Forging on October 11, 2014. Effective May 23, 2016, in connection with the merger of American Property REIT Corp. (“APRC”) and United Property REIT Corp. (“UPRC”) with and into National Property REIT Corp. (“NPRC”), APH and UPH merged with and into NPH, and were dissolved. Effective April 6, 2018, Arctic Equipment merged with and into CP Energy Services, Inc. (“CP Energy”), a substantially wholly-owner subsidiary of CP Holdings, with CP Energy continuing as the surviving entity.
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies, (7) investing in structured credit, (8) investing in syndicated debt and (9) investing in consumer and small business loans and asset-backed securitizations. We may also invest in other strategies and opportunities from time to time that we view as attractive. We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.
Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 40%-60% of our portfolio.
Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised up to approximately 15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and control equity investments in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). NPRC’s, an operating company and the surviving entity of the May 23, 2016 merger with APRC and UPRC, real estate investments are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 10%-20% of our business.
Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.
Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) and debt of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.
Investing in Syndicated Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 5%-10% of our portfolio.
Investing in Consumer and Small Business Loans and Asset-Backed Securitizations - We purchase loans originated by certain consumer and small-and-medium-sized business (“SME”) loan facilitators. We generally purchase each loan in its entirety (i.e., a “whole loan”) and we invest in asset-backed securitizations collateralized by consumer or small business loans. The borrowers are consumers and SMEs and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised up to approximately 1% of our portfolio.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We hold many of our control investments in a two-tier structure consisting of a holding company and one or more related operating companies for tax purposes. These holding companies serve various business purposes including concentration of management teams, optimization of third party borrowing costs, improvement of supplier, customer, and insurance terms, and enhancement of co-investments by the management teams. In these cases, our investment, which is generally equity in the holding company, the holding company’s equity investment in the operating company and any debt from us directly to the operating company structure represents our total exposure for the investment. As of June 30, 2018, as shown in our Consolidated Schedule of Investments, the cost basis and fair value of our investments in controlled companies was $2,300,526 and $2,404,326, respectively. This structure gives rise to several of the risks described in our public documents and highlighted elsewhere in this prospectus. We consolidate all wholly-owned and substantially wholly-owned holding companies formed by us for the purpose of holding our controlled investments in operating companies. There is no significant effect of consolidating these holding companies as they hold minimal assets other than their investments in the controlled operating companies. Investment company accounting prohibits the consolidation of any operating companies.
Fourth Quarter Highlights
Investment Transactions
We seek to be a long-term investor with our portfolio companies. During the three months ended June 30, 2018, we acquired $241,150 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $95,415, and recorded paid in kind (“PIK”) interest of $3,276, resulting in gross investment originations of $339,841. During the three months ended June 30, 2018, we received full repayments on five investments, partially sold two investments and received several partial prepayments and amortization payments totaling $362,287.
Debt Issuances and Redemptions
During the three months ended June 30, 2018, we issued $6,869 aggregate principal amount of Prospect Capital InterNotes® with a stated and weighted average interest rate of 4.98%, to extend our borrowing base. The newly issued notes mature between April 15, 2023 and May 15, 2026 and generated net proceeds of $6,763.

During the three months ended June 30, 2018, we repaid $2,016 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended June 30, 2018 was $60.
On May 18, 2018, we issued an additional $103,500 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Additional 2022 Notes”, and together with the Original 2022 Notes, the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Additional 2022 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2022 Notes and bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2018. Total proceeds from the issuance of the Additional 2022 Notes, net of underwriting discounts and offering costs, were $100,749. Following the issuance of the Additional 2022 notes, the outstanding aggregate principal amount of the 2022 Notes is now $328,500.
In May 2018, we repurchased $98,353 aggregate principal amount of the 2019 Notes at a price of 102.0, including commissions. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the 2019 Notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on extinguishment of debt we recorded in the three months ending June 30, 2018 was $2,383.
On June 20, 2018, we issued an additional $70,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Additional 2023 Notes”, and together with the Original 2023 Notes, the “2023 Notes”). The Additional 2023 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2023 Notes and bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the Additional 2023 Notes, net of underwriting discounts, were $69,403. Following the issuance of the Additional 2023 Notes, the outstanding aggregate principal amount of our 5.875% Senior Notes due 2023 is $320,000.
On June 7, 2018, we commenced a tender offer to purchase for cash any and all of the $300,000 aggregate principal amount outstanding of the 5.00% 2019 Notes. On June 20, 2018, $146,464 aggregate principal amount of the 5.00% 2019 Notes, representing 48.8% of the previously outstanding 5.00% 2019 Notes, were validly tendered and accepted. The transaction resulted in our recognizing a $3,705 loss during the three months ended June 30, 2018.
On June 7, 2018, we issued $55,000 aggregate principal amount of unsecured notes that mature on June 15, 2028 (the “2028 Notes”). The 2028 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the 2028 Notes, net of underwriting discounts and offering costs were $53,119.
Equity Issuances
On April 19, 2018, May 24, 2018, and June 21, 2018, we issued 608,202, 572,125, and 572,249 shares of our common stock in connection with the dividend reinvestment plan, respectively.
Investment Holdings
As of June 30, 2018, we continue to pursue our investment strategy. At June 30, 2018, approximately $5,727,279, or 168.1%, of our net assets are invested in 135 long-term portfolio investments and CLOs.
During the year ended June 30, 2018, we originated $1,730,657 of new investments, primarily composed of $1,457,615 of debt and equity financing to non-controlled portfolio investments, $218,695 of debt and equity financing to controlled investments, and $54,347 of subordinated notes in CLOs. Our origination efforts are focused primarily on secured lending to non-control investments to reduce the risk in the portfolio by investing primarily in first lien loans, though we also continue to close select junior debt and equity investments. Our annualized current yield was 13.0% and 12.2% as of June 30, 2018 and June 30, 2017, respectively, across all performing interest bearing investments, excluding equity investments and non-accrual loans. Our annualized current yield was 10.5% and 10.4% as of June 30, 2018 and June 30, 2017, respectively, across all investments. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.

We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As of June 30, 2018, we own controlling interests in the following portfolio companies: CCPI Inc. (“CCPI”); CP Energy Services Inc. (“CP Energy”); Credit Central Loan Company, LLC (“Credit Central”); Echelon Transportation, LLC (f/k/a Echelon Aviation, LLC, “Echelon”); First Tower Finance Company LLC (“First Tower Finance”); Freedom Marine Solutions, LLC (“Freedom Marine”); InterDent, Inc. (“InterDent”), MITY, Inc. (“MITY”); NPRC; Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”); NMMB, Inc. (“NMMB”); Pacific World Corporation (“Pacific World”); R-V Industries, Inc. (“R-V”); SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company) (“Gulfco”); USES Corp. (“USES”); Valley Electric Company, Inc. (“Valley Electric”); and Wolf Energy, LLC (“Wolf Energy”). We also own affiliated interests in Edmentum Ultimate Holdings, LLC (“Edmentum”); Nixon, Inc. (“Nixon”) and Targus International, LLC (“Targus”).
The following shows the composition of our investment portfolio by level of control as of June 30, 2018 and June 30, 2017:

	June 30, 2018				June 30, 2017
Level of Control	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Control Investments	$2,300,526	39.5%	$2,404,326	42.0%	$1,840,731	30.8%	$1,911,775	32.7%
Affiliate Investments	55,637	0.9%	58,436	1.0%	22,957	0.4%	11,429	0.2%
Non-Control/Non-Affiliate Investments	3,475,295	59.6%	3,264,517	57.0%	4,117,868	68.8%	3,915,101	67.1%
Total Investments	$5,831,458	100.0%	$5,727,279	100.0%	$5,981,556	100.0%	$5,838,305	100.0%
The following shows the composition of our investment portfolio by type of investment as of June 30, 2018 and June 30, 2017:

	June 30, 2018				June 30, 2017
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Revolving Line of Credit	$38,659	0.7%	$38,559	0.7%	$27,409	0.5%	$27,409	0.5%
Senior Secured Debt	2,602,018	44.6%	2,481,353	43.3%	2,940,163	49.2%	2,798,796	47.9%
Subordinated Secured Debt	1,318,028	22.6%	1,260,525	22.0%	1,160,019	19.4%	1,107,040	19.0%
Subordinated Unsecured Debt	38,548	0.7%	32,945	0.6%	37,934	0.6%	44,434	0.8%
Small Business Loans	30	—%	17	—%	8,434	0.1%	7,964	0.1%
CLO Debt	6,159	0.1%	6,159	0.1%	—	—%	—	—%
CLO Residual Interest	1,096,768	18.8%	954,035	16.7%	1,150,006	19.2%	1,079,712	18.5%
Preferred Stock	92,346	1.6%	75,986	1.3%	112,394	1.9%	83,209	1.4%
Common Stock	445,364	7.6%	517,858	9.0%	295,200	4.9%	391,374	6.7%
Membership Interest	193,538	3.3%	257,799	4.5%	249,997	4.2%	206,012	3.5%
Participating Interest(1)	—	—%	101,126	1.8%	—	—%	91,491	1.6%
Escrow Receivable	—	—%	917	—%	—	—%	864	—%
Total Investments	$5,831,458	100.0%	$5,727,279	100.0%	$5,981,556	100.0%	$5,838,305	100.0%

(1)	Participating Interest includes our participating equity investments, such as net profits interests, net operating income interests, net revenue interests, and overriding royalty interests.

The following shows our investments in interest bearing securities by type of investment as of June 30, 2018 and June 30, 2017:

	June 30, 2018				June 30, 2017
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
First Lien	$2,632,843	51.6%	$2,512,078	52.6%	$2,959,738	55.6%	$2,818,371	55.6%
Second Lien	1,325,862	26.0%	1,268,359	26.6%	1,167,853	21.9%	1,114,874	22.0%
Unsecured	38,548	0.8%	32,945	0.7%	37,934	0.7%	44,434	0.9%
Small Business Loans	30	—%	17	—%	8,434	0.2%	7,964	0.2%
CLO Debt	6,159	0.1%	6,159	0.1%	—	—%	—	—%
CLO Residual Interest	1,096,768	21.5%	954,035	20.0%	1,150,006	21.6%	1,079,712	21.3%
Total Debt Investments	$5,100,210	100.0%	$4,773,593	100.0%	$5,323,965	100.0%	$5,065,355	100.0%
The following shows the composition of our investment portfolio by geographic location as of June 30, 2018 and June 30, 2017:

	June 30, 2018				June 30, 2017
Geographic Location	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Canada	$16,809	0.3%	$17,816	0.3%	$9,831	0.2%	$10,000	0.2%
Cayman Islands	1,102,927	18.9%	960,194	16.8%	1,150,006	19.2%	1,079,712	18.5%
France	12,490	0.2%	12,334	0.2%	9,755	0.2%	8,794	0.2%
MidAtlanticUS	410,644	7.0%	410,644	7.2%	—	—%	—	—%
Midwest US	395,622	6.8%	413,758	7.2%	605,417	10.1%	678,766	11.6%
Northeast US	677,204	11.6%	701,851	12.3%	786,552	13.1%	823,616	14.1%
Northwest US	103,906	1.8%	90,288	1.6%	281,336	4.7%	207,962	3.6%
Puerto Rico	84,713	1.5%	83,507	1.5%	83,410	1.4%	83,410	1.4%
Southeast US	1,243,430	21.3%	1,524,379	26.6%	1,367,606	22.9%	1,412,351	24.2%
Southwest US	723,038	12.4%	599,914	10.4%	616,008	10.3%	558,368	9.5%
Western US	1,060,675	18.2%	912,594	15.9%	1,071,635	17.9%	975,326	16.7%
Total Investments	$5,831,458	100.0%	$5,727,279	100.0%	$5,981,556	100.0%	$5,838,305	100.0%

The following shows the composition of our investment portfolio by industry as of June 30, 2018 and June 30, 2017:

	June 30, 2018				June 30, 2017
Industry	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Aerospace & Defense	$69,837	1.2%	$82,278	1.4%	$69,837	1.2%	$71,318	1.2%
Air Freight & Logistics	—	—%	—	—%	51,952	0.9%	51,952	0.9%
Auto Components	12,681	0.2%	12,887	0.2%	30,222	0.5%	30,460	0.5%
Building Products	9,905	0.2%	10,000	0.2%	—	—%	—	—%
Capital Markets	19,799	0.3%	20,000	0.3%	14,796	0.2%	15,000	0.3%
Chemicals	—	—%	—	—%	17,489	0.3%	16,699	0.3%
Commercial Services & Supplies	386,187	6.6%	330,024	5.8%	354,185	5.9%	312,634	5.3%
Communications Equipment	39,860	0.7%	40,000	0.7%	—	—%	—	—%
Construction & Engineering	64,415	1.1%	50,797	0.9%	62,258	1.0%	32,509	0.6%
Consumer Finance	485,381	8.3%	586,978	10.2%	469,869	7.9%	502,941	8.6%
Distributors	470,750	8.1%	402,465	7.0%	140,847	2.4%	83,225	1.4%
Diversified Consumer Services	173,695	3.0%	163,152	2.8%	188,912	3.2%	190,662	3.3%
Diversified Telecommunication Services	—	—%	—	—%	4,395	0.1%	4,410	0.1%
Electronic Equipment, Instruments & Components	54,805	0.9%	62,964	1.1%	37,696	0.6%	51,846	0.9%
Energy Equipment & Services	257,371	4.4%	170,574	3.0%	251,019	4.2%	131,660	2.3%
Equity Real Estate Investment Trusts (REITs)	499,858	8.6%	811,915	14.2%	374,380	6.3%	624,337	10.7%
Food Products	9,884	0.2%	9,886	0.2%	—	—%	—	—%
Health Care Equipment & Supplies	43,279	0.7%	43,279	0.8%	—	—%	—	—%
Health Care Providers & Services	421,198	7.2%	404,130	7.1%	422,919	7.2%	421,389	7.1%
Hotels, Restaurants & Leisure	37,295	0.6%	37,295	0.6%	127,638	2.1%	103,897	1.8%
Hotels & Personal Products	24,938	0.4%	24,938	0.4%	—	—%	—	—%
Household Durables	42,539	0.7%	41,623	0.7%	146,031	2.4%	146,183	2.5%
Insurance	2,986	0.1%	2,986	0.1%	—	—%	—	—%
Internet & Direct Marketing Retail	39,813	0.7%	39,813	0.7%	—	—%	—	—%
Internet Software & Services	229,717	4.0%	229,791	4.0%	219,348	3.7%	219,348	3.8%
IT Services	182,183	3.1%	182,578	3.2%	19,531	0.3%	20,000	0.3%
Leisure Products	45,531	0.8%	45,626	0.8%	44,085	0.7%	44,204	0.8%
Machinery	35,488	0.6%	31,886	0.6%	35,488	0.6%	32,678	0.6%
Marine (1)	—	—%	—	—%	8,919	0.1%	8,800	0.2%
Media	143,063	2.5%	140,365	2.4%	469,108	7.8%	466,500	8.0%
Metals & Mining	—	—%	—	—%	9,953	0.2%	10,000	0.2%
Online Lending	327,159	5.6%	243,078	4.2%	424,350	7.0%	370,931	6.3%
Paper & Forest Products	11,328	0.2%	11,226	0.2%	11,295	0.2%	11,500	0.2%
Personal Products	228,575	3.9%	165,020	2.9%	222,698	3.7%	192,748	3.3%
Pharmaceuticals	11,882	0.2%	12,000	0.2%	117,989	2.0%	117,989	2.0%
Professional Services	74,272	1.3%	76,991	1.3%	64,242	1.1%	64,473	1.1%
Real Estate Management & Development	41,860	0.7%	41,860	0.7%	—	—%	—	—%
Software	66,435	1.1%	67,265	1.2%	56,041	0.9%	55,150	0.9%
Technology Hardware, Storage & Peripherals	12,384	0.2%	12,500	0.2%	—	—%	—	—%
Textiles, Apparel & Luxury Goods	46,429	0.8%	60,220	1.1%	285,180	4.8%	274,206	4.7%
Tobacco	14,392	0.3%	14,392	0.3%	14,365	0.2%	14,431	0.2%
Trading Companies & Distributors	63,863	1.1%	56,199	1.0%	64,513	1.1%	64,513	1.1%
Transportation Infrastructure	27,494	0.5%	28,104	0.5%	—	—%	—	—%
Subtotal	$4,728,531	81.1%	$4,767,085	83.2%	$4,831,550	80.8%	$4,758,593	81.5%
Structured Finance (2)	$1,102,927	18.9%	$960,194	16.8%	$1,150,006	19.2%	$1,079,712	18.5%
Total Investments	$5,831,458	100.0%	$5,727,279	100.0%	$5,981,556	100.0%	$5,838,305	100.0%

(1)
Industry includes exposure to the energy markets through our investments in Harley Marine Services, Inc. Including this investment, our overall fair value exposure to the broader energy industry, including energy equipment and services as noted above as of June 30, 2017 is $140,460. We do not hold an investment in Harley Marine Services, Inc. as of June 30, 2018.

(2)	Our CLO investments do not have industry concentrations and as such have been separated in the table above.
Portfolio Investment Activity
During the year ended June 30, 2018, we acquired $820,137 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $881,807, funded $19,309 of revolver advances, and recorded PIK interest of $9,404, resulting in gross investment originations of $1,730,657. The more significant of these transactions are briefly described below.
During the period from July 19, 2017 through September 11, 2017, we made a $16,000 follow-on first lien senior debt investment in RGIS Services, LLC. The senior secured loan bears interest at the greater of 8.50% or LIBOR plus 7.50% and has a final maturity of March 31, 2023.
On September 22, 2017, we made a $21,000 follow-on Senior Secured Term Loan A and a $17,000 follow-on Senior Secured Term Loan B debt investment in Matrixx Initiatives, Inc. The $21,000 Senior Secured Term Loan A bears interest at the greater of 7.50% or LIBOR plus 6.50% and has a final maturity of September 22, 2020. The $17,000 Senior Secured Term Loan B bears interest at the greater of 12.50% or LIBOR plus 11.50% and has a final maturity of September 22, 2020.
On September 25, 2017, we made a $5,000 first lien senior secured and $35,000 second lien senior secured debt investment in Engine Group, a marketing services firm, in order to support a refinancing. The first lien term loan bears interest at the great of 5.75% or LIBOR plus 4.75% and has a final maturity of September 15, 2022. The second lien term loan bears interest at the greater of 9.75% or LIBOR plus 8.75% and has a final maturity of September 15, 2023.
On September 25, 2017, we made a $10,000 senior secured term loan to fund a dividend recapitalization in Ingenio, LLC, which operates as an online personal advice marketplace and as a provider of digital entertainment media. The senior secured term loan bears interest at the greater of 8.75% or LIBOR plus 7.50% and has a final maturity of September 26, 2022.
On September 25, 2017, we exchanged $1,600 of Senior Secured Term Loan A and $4,799 of Senior Secured Term Loan B investments in Targus International, LLC into 6,120,658 of common shares of Targus Cayman Holdco Limited, and recorded a realized gain of $846, as a result of this transaction.
On September 27, 2017, we made a $22,000 follow-on senior secured Term Loan C-3 investment in Instant Web, LLC to fund a dividend recapitalization. The senior secured term loan bears interest at the greater of 12.50% or LIBOR plus 11.50% and has a final maturity of March 28, 2019.
On September 29, 2017, we made a $32,000 first lien senior secured debt investment to support operations and a refinancing of AgaMatrix, Inc., a leading developer, manufacturer, and marketer of diabetes monitoring care solutions. The first lien term loan bears interest at the greater of 10.25% or LIBOR plus 9.00% and has a final maturity of September 29, 2022.
On October 16, 2017, we made a $27,500 second lien secured investment in Transplace Holdings, a provider of transportation management solutions, in support of an acquisition of the company. The second lien term loan bears interest at the greater of 9.75% or LIBOR plus 8.75% and has a final maturity of October 6, 2025.
On November 3, 2017 through November 24, 2017, we made a $40,000 second lien secured investment to support the acquisition of Securus Technologies Holdings, a provider of mission-critical communication technology solutions and services. The second lien term loan bears interest at the greater of 9.25% or LIBOR plus 8.25% and has a final maturity of November 1, 2025.
On November 20, 2017, we made a $118,051 follow-on senior secured term loan A investment and a $900 follow-on senior secured term loan B investment in Instant Web, LLC (“IWCO”) to fund a refinancing and dividend recapitalization. The senior secured term loan A loan bears interest at the greater of 6.15% or LIBOR plus 5.15% and has a final maturity of November 20, 2022 and the senior secured term loan B bears interest at the greater of 10.15% or LIBOR plus 9.15% and has a final maturity of November 20, 2022. In addition, IWCO repaid the $27,000 term loan C, $25,000 term loan C-1, and $22,000 term loan C-2 receivable to us.
On December 1, 2017, we made a $10,000 second lien secured investment in UTZ Quality Foods, LLC, a salty snack food company, to fund an acquisition. The second lien term loan bears interest at LIBOR plus 7.25% and has a final maturity of November 21, 2025.

On December 4, 2017, we made an additional $235,453 senior secured investment in Broder Bros., Co., to fund an acquisition and a dividend recapitalization. The first lien term loan bears interest at the greater of 9.25% or LIBOR plus 8.00% and has a final maturity of December 2, 2022.
On December 15, 2017, we made a $12,000 second lien secured investment in PharMerica Corporation, which is a leading provider of institutional and specialty pharmacy services. The second lien term loan bears interest at the greater of 8.75% or LIBOR plus 7.75% and has a final maturity of December 7, 2025.
On December 20, 2017, we made a $15,000 second lien secured investment in Ability Network Inc., a leading healthcare IT company. The second lien term loan bears interest at the greater of 8.75% or LIBOR plus 7.75% and has a final maturity of December 13, 2025.
On December 8, 2017, we made a $20,000 Senior Secured Note investment in ACE Cash Express, Inc., which is a retailer of lending and non-lending financial products to customers in the U.S. The first lien term loan bears interest at a fixed rate of 12.00% and has a final maturity of December 15, 2022.
On December 5, 2017, we made a $12,500 second lien secured investment in EXC Holdings IIII Corp., an industrial technology company that designs and manufactures products that generate, detect, process, focus and harness light. The second lien term loan bears interest at the greater of 8.50% or LIBOR plus 7.50% and has a final maturity of December 1, 2025.
On December 29, 2017, we entered into a fee agreement with Wolf Energy Services Company, LLC (“Wolf”), for services required to locate, inventory, foreclose, and liquidate assets that were transferred from Ark-La-Tex to Wolf. Per the agreement, we will receive a fee equal to 8.0% of gross liquidation proceeds in the event aggregate liquidation gross proceeds exceed $19,000 (currently $18,500). During the three months ended March, 31, 2018, we received $1,222 in liquidation fees, net of third-party transaction costs, which is reflected as other income on our accompanying Consolidated Statement of Operations.
On January 5, 2018, we made a $10,000 first lien and $50,000 second lien secured investment in Research Now Group, Inc., a provider of customer surveys for market research activities. The first lien term loan bears interest at the greater of 6.50% or LIBOR plus 5.50% and has a final maturity of December 20, 2024. The second lien term loan bears interest at the greater of 10.50% or LIBOR plus 9.50% and has a final maturity of December 20, 2025.
On January 23, 2018, we made a $12,500 Senior Secured Term Loan A and $12,500 Senior Secured Term Loan B investment in Candle-Lite Company, LLC, a manufacturer and designer of decorative candles. The $12,500 Senior Secured Term Loan A bears interest at the greater of 6.75% or LIBOR plus 5.50% and has a final maturity of January 23, 2023. The $12,500 Senior Secured Term Loan B bears interest at the greater of 10.75% or LIBOR plus 9.50% and has a final maturity of January 23, 2023.
On January 29, 2018, we made a $70,000 first lien senior secured investment in Town & Country Holdings, Inc., a manufacturer and designer of kitchen textiles and table linens. The first lien term loan bears interest at the greater of 10.25% or LIBOR plus 9.00% and has a final maturity of January 26, 2023.
During the period from February 8, 2018 through February 9, 2018, we made a $57,100 second lien secured and $10,000 first lien secured investments in Digital Room LLC, an online printing and design company. The second lien term loan bears interest at the greater of 9.75% or LIBOR plus 8.75% and has a final maturity of December 29, 2024. The first lien term loan bears interest at the greater of 6.00% or LIBOR plus 5.00% and has a final maturity of December 29, 2023.
On February 22, 2018, we made a $10,000 second lien secured investment in Janus International Group, LLC, a manufacturer of steel roll-up doors and building components. The second lien term loan bears interest at the greater of 8.75% or LIBOR plus 7.75% and has a final maturity of February 21, 2026.
On March 9, 2018, we made a follow-on $16,921 subordinated debt investment in First Tower LLC, and a $2,664 equity investment in First Tower Finance Company LLC, to support an acquisition. The subordinated debt bears interest at 10.00% and 10.00% PIK interest and has a final maturity of June 24, 2019.
On March 12, 2018, we made a $43,500 senior secured investment in Class Appraisal, LLC, a provider of residential appraisal services. Our investment is comprised of a $42,000 senior secured term loan and a $1,500 unfunded revolving credit facility. The senior secured term loan bears interest at the greater of 9.75% or LIBOR plus 8.25% and has a final maturity of March 10, 2023. The revolving credit facility, once drawn, will bear interest at the greater of 9.75% or LIBOR plus 8.25% and has a final maturity of March 12, 2020.

On March 19, 2018, we made a $15,000 second lien secured investment in ATS Consolidated Inc., a traffic management company. The second lien term loan bears interest at LIBOR plus 7.75% and has a final maturity of February 27, 2026.
On April 6, 2018, our common equity investment cost in the amount of $60,876 at the date of the merger in Arctic Equipment was exchanged for newly issued common shares of CP Energy. As a result of this merger between these controlled portfolio companies, our equity ownership percentage in CP Energy increased to 99.8%. There were no realized gain or loss recognized by us since this was a merger amongst two portfolio companies under our control.
On March 29, 2018, we made a $32,500 senior secured investment in Rosa Mexicano Company, an operator of Mexican themed restaurants. Our investment is comprised of a $30,000 senior secured term loan and a $2,500 unfunded revolving credit facility. The senior secured term loan bears interest at the greater of 9.00% or LIBOR plus 7.50% and has a final maturity of March 29, 2023. The revolving credit facility, once drawn, will bear interest at the greater of 9.00% or LIBOR plus 7.50% and has a final maturity of March 29, 2023.
On April 3, 2018, we made a $28,000 first lien senior secured investment in Mobile Posse Inc., which offers home screen content and messaging services to mobile phone carriers. The first lien term loan bears interest at the greater of 10.50% or LIBOR plus 8.50% and has a final maturity of April 3, 2023.
On April 10, 2018, we made a $25,500 Senior Secured Term Loan A and $17,000 Senior Secured Term Loan B investment in SEOTownCenter, Inc., a provider of search engine optimization services. The $25,500 Senior Secured Term Loan A bears interest at the greater of 9.50% or LIBOR plus 7.50% and has a final maturity of April 7, 2023. The $17,000 Senior Secured Term Loan B bears interest at the greater of 14.50% or LIBOR plus 12.50% and has a final maturity of April 7, 2023.
On April 17, 2018, we made a $43,000 Senior Secured Term Loan A and $43,000 Senior Secured Term Loan B investment in MRP Holdco, Inc., a provider of IT-focused contractor and permanent staffing recruitment solutions. The $43,000 Senior Secured Term Loan A bears interest at the greater of 6.00% or LIBOR plus 4.50% and has a final maturity of April 17, 2024. The $43,000 Senior Secured Term Loan B bears interest at the greater of 10.00% or LIBOR plus 8.50% and has a final maturity of April 17, 2024.
On April 17, 2018, we made a $10,000 Second Lien Term Loan investment in Help/Systems Holdings, Inc., a provider of software products. The second lien term loan bears interest at LIBOR + 7.75% and has a final maturity of March 27, 2026.
On May 31, 2018, we purchased $74,700 of first lien senior secured notes and $5,000 of revolving credit issued to support the acquisition of H.IG. ECI Merger Sub, Inc. (“ECI”) by affiliates of H.I.G Capital, LLC (“H.I.G”). Our revolving credit commitment was unfunded at close. ECI is a provider of managed services and technology solutions. The $44,800 Senior Secured Term Loan A bears interest at the greater of 7.00% or LIBOR + 5.50% and has a final maturity of May 31, 2023. The $29,900 Senior Secured Term Loan B bears interest at the greater of 12.00% or LIBOR plus 10.50% and has a final maturity of May 31, 2023. The revolving credit facility, once drawn, will bear interest at the greater of 9.00% or LIBOR plus 7.50% and has a final maturity of September 30, 2018.
On June 15, 2018, we made a $15,000 convertible preferred equity investment in Pacific World.
During the year ended June 30, 2018, we made five follow-on investments in NPRC totaling $35,292 to support the online consumer lending initiative, which was comprised of $13,434 of equity through NPH and $21,858 of debt directly to NPRC and its wholly-owned subsidiaries. Additionally, we provided $96,199 of equity financing to NPRC for the acquisition of real estate properties and $1,112 of debt and $27,391 of equity financing to NPRC to fund capital expenditures for existing properties.
During the year ended June 30, 2018, we received full repayments on nineteen investments, partially sold two investments, and received several partial prepayments and amortization payments totaling $1,831,286, which resulted in net realized losses totaling $18,464. The more significant of these transactions are briefly described below.
On July 25, 2017, EZShield Parent, Inc. repaid the $14,963 Senior Secured Term Loan A and $15,000 Senior Secured Term Loan B receivable to us.
On July 28, 2017, Global Employment Solutions, Inc. repaid the $48,131 loan receivable to us.
On August 7, 2017, Water Pik, Inc. repaid the $13,739 loan receivable to us.
On September 25, 2017, Traeger Pellet Grills LLC repaid the $47,094 Senior Secured Term Loan A and $56,031 Senior Secured Term Loan B loan receivable to us.

On November 22, 2017, LaserShip, Inc, partially repaid $14,295 senior secured loan receivable to us.
On December 11, 2017, Primesport, Inc. repaid the $53,001 Senior Secured Term Loan A and $71,481 Senior Secured Term Loan B loan receivable to us, for which we agreed to a payment to satisfy the loan less than the par amount and recorded a realized loss of $3,019, as a result of this transaction.
On December 15, 2017, Instant Web, LLC repaid the $238,500 Senior Secured Term Loan A and $159,000 Senior Secured Term Loan B loan receivable to us.
On December 15, 2017, Matrixx Initiatives, Inc. repaid the $86,427 Senior Secured Term Loan A and $69,562 Senior Secured Term Loan B loan receivable to us.
On December 21, 2017, NCP Finance Limited Partnership repaid the $26,800 subordinated secured loan receivable to us.
On December 29, 2017, Digital Room LLC repaid the $34,000 second lien term loan receivable to us.
On March 1, 2018, LaserShip, Inc. repaid the $22,990 Senior Secured Term Loan A and $14,124 Senior Secured Term Loan B loan receivable to us.
On March 20, 2018, PGX Holdings, Inc, partially repaid $16,379 second lien term loan receivable to us.
On March 28, 2018, Prince Mineral Holding Corp. repaid the $10,000 senior secured term loan receivable to us.
On March 31, 2018, we wrote down the value of Nixon, Inc. resulting in a realized a loss of $14,197.
On April 2, 2018, Ability Network Inc. fully repaid the $15,000 second lien term loan receivable to us.
On April 4, 2018, Wheel Pros, LLC fully repaid the $20,760 senior secured subordinated notes receivable to us.
During the period from April 16, 2018 to June 29, 2018, we sold $180,000 of the outstanding principal balance of the senior secured note investment in Broder Bros., Co. at 100% of par, representing 39.53% of the principal outstanding prior to the sale. There was no gain or loss realized on the sale.
On April 17 and April 18, 2018, we sold 49.71% of the outstanding principal balance of the senior secured term loan investment in RGIS Services, LLC, for a total of $15,000 at 93.5% of par. We realized a $423 loss on the sale.
On May 1, 2018, Pelican Products, Inc. fully repaid the $17,500 second lien term loan receivable to us.
On May 15, 2018, National Home Healthcare Corp. fully repaid the $15,407 second lien term loan receivable to us.
During the year ended June 30, 2018, we received $21,845, $26,244 and $6,729 as a partial return of capital on our investments in Voya CLO 2012-2, Ltd., Voya CLO 2012-3, Ltd., and Madison Park Funding IX, Ltd., respectively.
During the year ended June 30, 2018, one of our CLO investments was deemed to have an other-than-temporary loss. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, we recorded a total loss of $2,495 related to this investment for the amount our amortized cost exceeded fair value as of the respective determination dates.
During the year ended June 30, 2018, we received partial repayments of $113,675 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries and $10,403 as a return of capital on our equity investment in NPRC.

The following table provides a summary of our investment activity for each quarter within the three years ending June 30, 2018:

Quarter Ended	Acquisitions(1)	Dispositions(2)
September 30, 2015	$345,743	$436,919
December 31, 2015	316,145	354,855
March 31, 2016	23,176	163,641
June 30, 2016	294,038	383,460
September 30, 2016	347,150	114,331
December 31, 2016	469,537	644,995
March 31, 2017	449,607	302,513
June 30, 2017	223,176	352,043
September 30, 2017	222,151	310,894
December 31, 2017	738,737	1,041,126
March 31, 2018	429,928	116,978
June 30, 2018	339,841	362,287

(1)	Includes investments in new portfolio companies, follow-on investments in existing portfolio companies, refinancings and PIK interest.

(2)	Includes sales, scheduled principal payments, prepayments and refinancings.
Investment Valuation
In determining the range of values for debt instruments, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying earnings before interest, income tax, depreciation and amortization (“EBITDA”) multiples, the discounted cash flow technique, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions. The enterprise value technique may also be used to value debt investments which are credit impaired. For stressed debt and equity investments, a liquidation analysis was prepared.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations,which is a simulation used to model the probability of different outcomes,to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
With respect to our online consumer and SME lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase consumer and SME loans, and our ability to grow our portfolio of consumer and SME loans, are directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase consumer and SME loans. In addition, our ability to analyze the risk-return profile of consumer and SME loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each facilitator, we may incur unanticipated losses which could adversely impact our operating results.
The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these various valuation techniques, applied to each investment, was a total valuation of $5,727,279.

Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $100,000 of annual EBITDA. We believe our investment portfolio has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.
Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Equity positions in our portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results and market multiples. Several of our controlled companies discussed below experienced such changes and we recorded corresponding fluctuations in valuations during the year ended June 30, 2018.
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings, a Consolidated Holding Company. CP Holdings owns 99.8% of the equity of CP Energy, and the remaining equity is owned by CP Energy management. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.
On April 6, 2018, our common equity investment in Arctic Equipment was exchanged for newly issued common shares of CP Energy as a result of a merger between the two companies. The cost basis of our investment in Arctic Equipment of $65,976 was transferred to CP Energy. as a result of the merger between these controlled portfolio companies. The exchange led to our increased 99.8% ownership interest of CP Energy as of June 30, 2018 compared to our 82.3% ownership as of June 30, 2017.
The fair value of our investment in CP Energy increased to $123,261 as of June 30, 2018, which is a discount of $56,215 from its amortized cost, compared to a fair value of $72,216 as of June 30, 2017, a discount of $41,284 to its amortized cost. The increase in fair value was driven by the inclusion of Arctic Equipment’s fair value as a result of the merger, in addition to a significant improvement in operating performance driven by both revenue growth and increased profitability. To a lesser extent, the increase in fair value was driven by an increase in comparable company market valuations.
First Tower Finance Company LLC
We own 80.1% of First Tower Finance, which owns 100% of First Tower, LLC (“First Tower”), the operating company. First Tower is a multiline specialty finance company based in Flowood, Mississippi with over 170 branch offices.
On June 15, 2012, we acquired 80.1% of First Tower businesses. As of June 30, 2016, First Tower had $432,639 of finance receivables net of unearned charges. As of June 30, 2017, First Tower’s total debt outstanding to parties senior to us was $304,337.
The fair value of our investment in First Tower increased to $443,010 as of June 30, 2018, representing a premium of $88,798 to its amortized cost basis compared to a fair value of $365,588 as of June 30, 2017, a premium of $25,993 to its amortized cost. The increase in fair value was driven by an increase in loan originations and improved operating margins, as well as an increase in trading multiples of comparable companies. Also contributing to the increase in fair value is First Tower’s acquisition of a loan portfolio from Harrison Finance.
Freedom Marine Solutions, LLC
Prospect owns 100% of the equity of Energy Solutions, a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine. Freedom Marine owns 100% of each of Vessel Company, LLC, Vessel Company II, LLC, and Vessel Company III, LLC. Freedom Marine owns, manages, and operates offshore supply vessels to provide transportation and support services for the oil and gas exploration and production industries in the Gulf of Mexico.
The fair value of our investment in Freedom Marine decreased to $13,037 as of June 30, 2018, a discount of $30,555 to its amortized cost, compared to a discount of $18,616 to its amortized cost as of June 30, 2017. The decline in fair value was driven by a decrease in the appraised values of the vessels.

InterDent, Inc.
Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of InterDent, Inc. (“InterDent”) and to appoint a new Board of Directors of InterDent. As a result, as of June 30, 2018, Prospect’s investment in InterDent is classified as a control investment. InterDent is a dental practice support organization based in Inglewood, California providing administrative, financial, and operational services to affiliated dental practices.

The fair value of our investment in InterDent decreased to $197,621 as of June 30, 2018, a discount of $15,080 to its amortized cost, compared to a discount of $1,268 to its amortized cost as of June 30, 2017. The decline in fair value was due to lower projected future earnings as a result of customer attrition.
MITY, Inc.
Prospect owns 100% of the equity of MITY Holdings of Delaware Inc. (“MITY Delaware”), a Consolidated Holding Company.
MITY Delaware holds 95.48% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”), with management of
MITY owning the remaining 4.52% of the equity of MITY. MITY owns 100% of each of MITY-Lite, Inc. (“MITY-Lite”);
Broda USA, Inc. (f/k/a Broda Enterprises USA, Inc.) (“Broda USA”); and Broda Enterprises ULC (“Broda Canada”). MITY
is a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.

The fair value of our investment in Mity decreased to $58,894 as of June 30, 2018, a discount of $5,847 to its amortized cost, compared to a premium of $11,771 to its amortized cost as of June 30, 2017. The decrease in fair value is driven by a decline in gross profit and operating margins, partially offset by projected revenue growth.

National Property REIT Corp.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. NPRC is held for purposes of investing, operating, financing, leasing, managing and selling a portfolio of real estate assets and engages in any and all other activities that may be necessary, incidental, or convenient to perform the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties, self-storage, and student housing properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans. Effective May 23, 2016, APRC and UPRC merged with and into NPRC, to consolidate all of our real estate holdings, with NPRC as the surviving entity. As of June 30, 2018, we own 100% of the fully-diluted common equity of NPRC.
During the year ended June 30, 2018, we provided $96,199 of equity financing to NPRC for the acquisition of real estate properties and $1,112 of debt and $27,391 of equity financing to NPRC to fund capital expenditures for existing properties.
During the year ended June 30, 2018, we provided $21,858 of debt and $13,434 of debt and equity financing, respectively, to NPRC and its wholly-owned subsidiaries to support the online consumer lending initiative. In addition, during the year ended June 30, 2018, we received partial repayments of $113,675 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries and $10,403 as a return of capital on our equity investment in NPRC.
The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of June 30, 2018, the outstanding investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 62,973 individual loans and residual interest in two securitizations, and had an aggregate fair value of $367,479. The average outstanding individual loan balance is approximately $5 and the loans mature on dates ranging from July 1, 2018 to April 19, 2025 with a weighted-average outstanding term of 27 months as of June 30, 2018. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 27.4%. As of June 30, 2018, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $243,061.
As of June 30, 2018, based on outstanding principal balance, 6.3% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 19.5% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 74.2% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659).

Loan Type	Outstanding Principal Balance	Fair Value	Weighted Average Interest Rate*
Super Prime	$20,714	$20,063	13.8%
Prime	63,565	60,554	17.9%
Near Prime	241,907	224,652	31.1%
*Weighted by outstanding principal balance of the online consumer loans.

As of June 30, 2018, our investment in NPRC and its wholly-owned subsidiaries had an amortized cost of $826,987 and a fair value of $1,054,976, including our investment in online consumer lending as discussed above. The fair value of $811,915 related to NPRC’s real estate portfolio was comprised of forty-two multi-families properties, twelve self-storage units, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of June 30, 2018.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	46,426
3	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	20,273
4	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
5	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	175,885
6	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,375
7	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,845
8	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,700
9	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,550
10	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	14,092
11	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
12	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	19,765
13	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	23,084
14	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	32,649
15	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	25,957	22,546
16	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	10,969
17	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	4,696
18	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	12,914
19	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	12,968
20	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	15,361
21	APH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	27,157
22	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	7,785
23	APH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,443
24	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
25	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
26	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
27	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
28	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
29	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
30	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
31	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695
32	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
33	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	74,046
34	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	13,055
35	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	13,502
36	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	23,256
37	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	14,480
38	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	14,115
39	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	18,328

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
40	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	17,200
41	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	9,600
42	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
43	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
44	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
45	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
46	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
47	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
48	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	43,120
49	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
50	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
51	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
52	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,057
53	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	48,668
54	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	6,076
55	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	15,145
56	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
57	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
58	7915 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	95,700	76,560
59	8025 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	15,300	12,240
60	23275 Riverside Drive Owner, LLC	Southfield, MI	11/8/2017	52,000	44,044
61	23741 Pond Road Owner, LLC	Southfield, MI	11/8/2017	16,500	14,185
62	150 Steeplechase Way Owner, LLC	Largo, MD	1/10/2018	44,500	36,668
63	Laurel Pointe Holdings, LLC	Forest Park, GA	5/9/2018	33,005	26,400
64	Bradford Ridge Holdings, LLC	Forest Park, GA	5/9/2018	12,500	10,000
65	Olentangy Commons Owner LLC	Columbus, OH	6/1/2018	113,000	92,876
				$1,866,627	$1,528,099
The fair value of our investment in NPRC increased to $1,054,976 as of June 30, 2018, a premium of $227,989 from its amortized cost, compared to the $197,008 unrealized appreciation recorded at June 30, 2017. This increase is primarily due to the improved property values, partially offset by a decline in our online lending portfolio value resulting from an increase in delinquent loans.
Pacific World
On May 29, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of Pacific World Corporation (“Pacific World”) and to appoint a new Board of Directors of Pacific World. As a result, as of June 30, 2018, Prospect’s investment in Pacific World is classified as a control investment. Pacific World is a supplier of nail and beauty care products to food, drug, and value retail channels worldwide, and is based in Aliso Viejo, California.
The fair value of our investment in Pacific World decreased to $165,020 as of June 30, 2018, a discount of $63,555 to its amortized cost, compared to a discount of $30,216 to its amortized cost as of June 30, 2017. Our investment in Pacific World declined in value due to a decrease in revenues and profitability, as well as a decrease in comparable company trading multiples.
Valley Electric Company, Inc.
Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”), a Consolidated Holding
Company. Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), a Consolidated Holding

Company. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the United States.

Due to increased demand for specialty electrical services and higher project margins, the fair value of our investment in Valley Electric increased to $50,797 as of June 30, 2018, a discount of $13,618 from its amortized cost, compared to the $29,749 unrealized depreciation recorded at June 30, 2017.
Our controlled investments, other than those discussed above, have seen steady or improved operating performance and are valued at $60,681 above cost. Overall, combined with those portfolio companies discussed above, our controlled investments at June 30, 2018 are valued at $103,800 above their amortized cost.
With the non-control/non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is generally limited on the high side to each loan’s par value, plus any prepayment premium that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/non-affiliate investments did not experience significant changes and are generally performing as expected or better. However, as of June 30, 2018, one of our non-control/non-affiliate investments, United Sporting Companies, Inc. (“USC”) is valued at discount to amortized cost of $68,285. As of June 30, 2018, our CLO investment portfolio is valued at a $142,733 discount to amortized cost. Excluding these investments, non-control/non-affiliate investments at June 30, 2018 are valued $240 above their amortized cost.
Capitalization
Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt as of June 30, 2018 consists of: a Revolving Credit Facility availing us of the ability to borrow debt subject to borrowing base determinations; Convertible Notes which we issued in December 2012, April 2014 and April 2017 with additional 2022 Notes issued in May 2018; Public Notes which we issued in March 2013, April 2014, December 2015, June 2018, and from time to time, through our 2024 Notes Follow-on Program; and Prospect Capital InterNotes® which we issue from time to time. Our equity capital is comprised entirely of common equity.
The following table shows our outstanding debt as of June 30, 2018.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$37,000	$2,032	$37,000	(3)	$37,000		1ML+2.25%	(6)

2019 Notes	101,647	339	101,308		103,562	(4)	6.51%	(7)
2020 Notes	392,000	4,270	387,730		392,529	(4)	5.38%	(7)
2022 Notes	328,500	8,465	320,035		320,084	(4)	5.69%	(7)
Convertible Notes	822,147		809,073		816,175

5.00% 2019 Notes	153,536	456	153,080		155,483	(4)	5.29%	(7)
2023 Notes	320,000	4,120	315,880		328,909	(4)	6.09%	(7)
2024 Notes	199,281	4,559	194,722		202,151	(4)	6.74%	(7)
2028 Notes	55,000	1,872	53,128		55,220	(4)	6.72%	(7)
Public Notes	727,817		716,810		741,763

Prospect Capital InterNotes®	760,924	11,998	748,926		779,400	(5)	5.76%	(8)
Total	$2,347,888		$2,311,809		$2,374,338

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2018.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2018 is $885,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Critical Accounting Policies and Estimates for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2018.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$37,000	$—	$37,000	$—	$—
Convertible Notes	822,147	101,647	392,000	328,500	—
Public Notes	727,817	—	153,536	320,000	254,281
Prospect Capital InterNotes®	760,924	—	276,484	246,525	237,915
Total Contractual Obligations	$2,347,888	$101,647	$859,020	$895,025	$492,196
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2017.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$—	$—	$—	$—	$—
Convertible Notes	953,153	136,153	592,000	—	225,000
Public Notes	749,281	—	300,000	—	449,281
Prospect Capital InterNotes®	980,494	39,038	325,661	399,490	216,305
Total Contractual Obligations	$2,682,928	$175,191	$1,217,661	$399,490	$890,586
Historically, we have funded a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $5,000,000 less issuances to date. As of June 30, 2018, we can issue up to $4,386,415 of additional debt and equity securities in the public market under this shelf registration. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.
Each of our Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and will be senior in right of payment to any of our subordinated indebtedness that may be issued in the future. The Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.

Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility” or the “Revolving Credit Facility”). The lenders have extended commitments of $885,000 under the 2014 Facility as of June 30, 2018. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.
The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The 2014 Facility also requires the maintenance of a minimum liquidity requirement. As of June 30, 2018, we were in compliance with the applicable covenants.
Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
As of June 30, 2018 and June 30, 2017, we had $547,205 and $665,409, respectively, available to us for borrowing under the Revolving Credit Facility, of which $37,000 was outstanding as of June 30, 2018. We did not have any borrowings outstanding under the Revolving Credit Facility as of June 30, 2017. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $885,000. As of June 30, 2018, the investments, including cash and money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,327,583, which represents 22.8% of our total investments, including cash and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $12,405 of new fees and $3,539 were carried over for continuing participants from the previous facility, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of June 30, 2018, $2,032 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities.
During the years ended June 30, 2018, 2017 and 2016, we recorded $13,170, $12,173 and $13,213, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of convertible notes that matured on December 15, 2015 (the “2015 Notes”). The 2015 Notes bore interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200. On December 15, 2015, we repaid the outstanding principal amount of the 2015 Notes, plus interest. No gain or loss was realized on the transaction.

On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that matured on August 15, 2016 (the “2016 Notes”). The 2016 Notes bore interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. On August 15, 2016, we repaid the outstanding principal amount of the 2016 Notes, plus interest. No gain or loss was realized on the transaction.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that matured on October 15, 2017 (the “2017 Notes”). The 2017 Notes bore interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions.

The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017. On October 15, 2017, we repaid the outstanding principal amount of $50,734 of the 2017 Notes, plus interest. No gain or loss was realized on the transaction.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on March 15, 2018 (the “2018 Notes”). The 2018 Notes bore interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017. On March 15, 2018, we repaid the outstanding principal amount of $85,419, plus interest. No gain or loss was realized on the transaction.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600. On May 30, 2018, we repurchased $98,353 aggregate principal amounts of the 2019 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $2,383 loss during the three months ended June 30, 2018. Following the repurchase of the 2019 Notes, the outstanding aggregate principal amount of the 2019 Notes is $101,647 as of June 30, 2018.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. As of June 30, 2018, the outstanding aggregate principal amount of the 2020 Notes is $392,000.
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Original 2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Original 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $218,010. On May 18, 2018, we issued an additional $103,500 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Additional 2022 Notes”, and together with the Original 2022 Notes, the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Additional 2022 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2022 Notes and bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2018. Total proceeds from the issuance of the Additional 2022 Notes, net of underwriting discounts and offering costs, were $100,749. Following the issuance of the Additional 2022 Notes, the outstanding aggregate principal amount of the 2022 Notes is $328,500 as of June 30, 2018.
Certain key terms related to the convertible features for the 2019 Notes, the 2020 Notes and the 2022 Notes (collectively, the “Convertible Notes”) are listed below.

	2019 Notes	2020 Notes	2022 Notes
Initial conversion rate(1)	79.7766	80.6647	100.2305
Initial conversion price	$12.54	$12.40	$9.98
Conversion rate at June 30, 2018(1)(2)	79.8360	80.6670	100.2305
Conversion price at June 30, 2018(2)(3)	$12.53	$12.40	$9.98
Last conversion price calculation date	12/21/2017	4/11/2018	4/11/2018
Dividend threshold amount (per share)(4)	$0.110025	$0.110525	$0.083330

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $27,166 of fees which are being amortized over the terms of the notes, of which $13,074 remains to be amortized and is included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities as of June 30, 2018.
During the years ended June 30, 2018, 2017 and 2016, we recorded $51,020, $55,217 and $68,966, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Public Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Original 2023 Notes”). The Original 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the Original 2023 Notes, net of underwriting discounts and offering costs, were $243,641. On June 20, 2018, we issued an additional $70,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Additional 2023 Notes”, and together with the Original 2023 Notes, the “2023 Notes”). The Additional 2023 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2023 Notes and bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the Additional 2023 Notes, net of underwriting discounts, were $69,403. Following the issuance of the Additional 2023 Notes, the outstanding aggregate principal amount of our 5.875% Senior Notes due 2023 is $320,000.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998. On June 7, 2018, we commenced a tender offer to purchase for cash any and all of the $300,000 aggregate principal amount outstanding of the 5.00% 2019 Notes. On June 20, 2018, $146,464 aggregate principal amount of the 5.00% 2019 Notes, representing 48.8% of the previously outstanding 5.00% 2019 Notes, were validly tendered and accepted. The transaction resulted in our recognizing a $3,705 loss during the three months ended June 30, 2018.

On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market program with FBR Capital Markets & Co. through which we could sell, by means of at-the-market offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes. As of June 30, 2018, we issued $199,281 in aggregate principal amount of our 2024 Notes for net proceeds of $193,253 after commissions and offering costs.

On June 7, 2018, we issued $55,000 aggregate principal amount of unsecured notes that mature on June 15, 2028 (the “2028 Notes”). The 2028 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the 2028 Notes, net of underwriting discounts and offering costs were $53,119.

The 2023 Notes, the 5.00% 2019 Notes, the 2024 Notes, and the 2028 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the 2023 Notes, the 5.00% 2019 Notes, the 2024 Notes, and the 2028 Notes we recorded a discount of $2,777 and debt issuance costs of $15,644, which are being amortized over the term of the notes. As of June 30, 2018, $1,664 of the original issue discount and $9,343 of the debt issuance costs remain to be amortized and are included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities.
During the years ended June 30, 2018, 2017 and 2016, we recorded $44,269, $43,898 and $36,859, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the year ended June 30, 2018, we issued $76,297 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $75,159. These notes were issued with stated interest rates ranging from 4.00% to 5.25% with a weighted average interest rate of 4.42%. These notes will mature between July 15, 2022 and May 15, 2026. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2018.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$46,893	4.00% - 5.00%	4.24%	July 15, 2022 - June 15, 2023
7	4,684	4.75% - 5.25%	5.06%	July 15, 2024 - June 15, 2025
8	24,720	4.50% - 5.25%	4.65%	August 15, 2025 - May 15, 2026
	$76,297
During the year ended June 30, 2017, we issued $138,882 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $137,150. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$138,882	4.75% - 5.50%	5.08%	July 15, 2021 - June 15, 2022
	$138,882
During the year ended June 30, 2018, we redeemed, prior to maturity, $269,375 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.89% in order to replace shorter maturity debt with longer-term debt. During the year ended June 30, 2018, we repaid $6,899 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2018 was $1,506. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2018.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$228,835	4.00% – 5.50%	4.92%	July 15, 2020 - June 15, 2023
5.2	4,440	4.63%	4.63%	August 15, 2020 - September 15, 2020
5.3	2,636	4.63%	4.63%	September 15, 2020
5.5	86,097	4.25% – 4.75%	4.61%	May 15, 2020 - November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 - May 15, 2021
6.5	38,832	5.10% – 5.25%	5.23%	December 15, 2021 - May 15, 2022
7	147,349	4.00% – 5.75%	5.05%	January 15, 2020 - June 15, 2025
7.5	1,996	5.75%	5.75%	February 15, 2021
8	24,720	4.50% – 5.25%	4.65%	August 15, 2025 - May 15, 2026
10	37,424	5.34% – 7.00%	6.19%	March 15, 2022 - December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,163	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	20,677	4.13% – 6.25%	5.55%	December 15, 2030 - August 15, 2031
20	4,120	5.75% – 6.00%	5.89%	November 15, 2032 - October 15, 2033
25	33,139	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	108,336	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$760,924
During the year ended June 30, 2017, we redeemed $49,947 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.87% in order to replace debt with shorter maturity dates. During the year ended June 30, 2017, we repaid $8,880 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2017 was $525.

The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
4	$39,038	3.75% - 4.00%	3.92%	November 15, 2017 - May 15, 2018
5	354,805	4.25% - 5.50%	5.00%	July 15, 2018 - June 15, 2022
5.2	4,440	4.63%	4.63%	August 15, 2020 - September 15, 2020
5.3	2,686	4.63%	4.63%	September 15, 2020
5.4	5,000	4.75%	4.75%	August 15, 2019
5.5	109,068	4.25% - 5.00%	4.67%	February 15, 2019 - November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 - May 15, 2021
6.5	40,702	5.10% - 5.50%	5.24%	February 15, 2020 - May 15, 2022
7	191,356	4.00% - 6.55%	5.38%	June 15, 2019 - December 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	37,509	4.27% - 7.00%	6.20%	March 15, 2022 - December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,245	5.25% - 6.00%	5.36%	May 15, 2028 - November 15, 2028
18	21,532	4.13% - 6.25%	5.47%	December 15, 2030 - August 15, 2031
20	4,248	5.63% - 6.00%	5.84%	November 15, 2032 - October 15, 2033
25	34,218	6.25% - 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	111,491	5.50% - 6.75%	6.22%	November 15, 2042 - October 15, 2043
	$980,494

In connection with the issuance of Prospect Capital InterNotes®, we incurred $24,465 of fees which are being amortized over the term of the notes, of which $11,998 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of June 30, 2018.
During the years ended June 30, 2018, 2017 and 2016, we recorded $46,580, $53,560 and $48,681, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Net Asset Value
During the year ended June 30, 2018, our net asset value increased by $52,095 or $0.03 per share. This increase is primarily from an increase in net realized and change in unrealized gains (losses) of $13,013, or $0.04 per share, driven by increases in the fair values of our controlled companies operating in the consumer finance and real estate industries, partially offset by a decrease in the fair value of our CLO portfolio. (See Change in Unrealized Gains (Losses), Net for further discussion.) Net investment income exceeded distributions to shareholders by $0.02 per share during the period. These increases were partially offset by a $0.03 per share decline is related to the effect from reinvestment of our dividends on behalf of our stockholders at current market prices. The following table shows the calculation of net asset value per share as of June 30, 2018 and June 30, 2017.

	June 30, 2018	June 30, 2017
Net assets	$3,407,047	$3,354,952
Shares of common stock issued and outstanding	364,409,938	360,076,933
Net asset value per share	$9.35	$9.32
Results of Operations
Net increase in net assets resulting from operations for the years ended June 30, 2018, 2017 and 2016 was $299,863, $252,906 and $103,362, or $0.83, $0.70, and $0.29 per weighted average share, respectively. During the year ended June 30, 2018, the $46,957 increase is primarily due to an increase net realized and change in unrealized gains of $20,607 recognized during the year ended June 30, 2018 compared to $46,165 of net realized and unrealized losses recognized during the year ended June 30, 2017. This fluctuation is primarily due to increased value from increases in the fair values of our controlled companies operating in the consumer finance and real estate industries, partially offset by a decrease in the fair value of our CLO portfolio. The $66,772, or $0.19 per weighted average share, favorable change in net realized and change in unrealized gains (losses) is partially offset by a $61,705, or $0.18 per weighted average share, unfavorable decline in total interest income primarily due to reduced returns from our structured credit investments as a result of lower future expected cash flows and decreases in interest income due to repayments on investments. The unfavorable decline in total interest income is offset by a $7,367, or $0.02 per weighted average share, increase in dividend income which is primarily attributable to $11,279 dividends received from our investment in NPRC, which was generated from taxable earnings and profits in connection with the gain on the sales of NPRC’s St. Marin and Central Park properties. No such dividends were received from NPRC during the year ended June 30, 2017. The unfavorable decline in total interest income is further offset by a $11,137, or $0.03 per weighted average share, increase in total other income. (See “Investment Income”, “Net Realized Losses” and “Net Change in Unrealized Gains (Losses)” for further discussion).

Net increase in net assets resulting from operations for the year ended June 30, 2017 was $252,906, an increase of $149,544 compared to the year ended June 30, 2016. The increase is primarily due to a decrease in net realized and change in unrealized losses of $46,165 recognized during the year ended June 30, 2017 compared to $267,990 of net realized and unrealized losses recognized during the year ended June 30, 2016. This fluctuation is primarily due to decreases in market yields and the competitive environment faced by our energy-related companies during the year ended June 30, 2016. This $221,825, or $0.62 per weighted average share, favorable decrease in net realized and change in unrealized losses is partially offset by $62,901 decrease in interest income driven by a decline in returns from CLOs, a reduced interest earning asset base and additional loans on non-accrual status. Additionally, net realized and change in unrealized losses is partially offset by a $20,822 decline in dividend income primarily a non-recurring dividend received from APRC in the prior year period.
While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies typically do not issue securities rated investment grade, and have limited resources, limited operating history, and concentrated product lines or customers. These are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income
We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.
Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $657,845, $701,046 and $791,973 for the years ended June 30, 2018, 2017 and 2016, respectively. Investment income decreased from June 30, 2017 compared to June 30, 2018 primarily due to reduced returns from our structured credit investments due to lower future expected cash flows and decreases in interest income due to less interest earning assets outstanding. Investment income decreased from June 30, 2016 compared to June 30, 2017 primarily due to reduced returns from our structured credit investments due to lower future expected cash flows and a reduced interest earning asset base. Investment income also declined due to dividend income related to our investments in APRC and Echelon.
The following table describes the various components of investment income and the related levels of debt investments:

	Year Ended June 30,
	2018	2017	2016
Interest income	$607,012	$668,717	$731,618
Dividend income	13,046	5,679	26,501
Other income	37,787	26,650	33,854
Total investment income	$657,845	$701,046	$791,973

Average debt principal of performing interest bearing investments(1)	$5,474,563	$5,706,090	$6,013,754
Weighted average interest rate earned on performing interest bearing investments (1)	11.09%	11.72%	12.17%
Average debt principal of all interest bearing investments(2)	$5,792,662	$5,977,050	$6,013,754
Weighted average interest rate earned on all interest bearing investments(2)	10.48%	11.19%	12.17%
(1) Excludes equity investments and non-accrual loans.
(2) Excludes equity investments.

Average interest income producing assets decreased from $5,706,090 for the year ended June 30, 2017 to $5,474,563 for the year ended June 30, 2018. Higher levels of repayments of non-control investments contributed to the decline. The average interest earned on interest bearing performing assets decreased from 11.72% for the year ended June 30, 2017 to 11.09% for the year ended June 30, 2018. The decrease is primarily due to reduced returns from our structured credit investments, an increase in foregone interest due to non-accrual investments and lower levels of performing investments. Average interest income producing assets decreased from $6,013,754 for the year ended June 30, 2016 to $5,706,090 for the year ended June 30, 2017. The average interest earned on interest bearing performing assets decreased from 12.17% for the year ended June 30, 2016 to 11.72% for the year ended June 30, 2017. This moderate decrease is primarily due to repayments of lower yielding portfolio investments.

Investment income is also generated from dividends and other income, which is less predictable than interest income. Dividend income increased from $5,679 for the year ended June 30, 2017 to $13,046 for the year ended June 30, 2018. The $7,367 increase in dividend income is primarily attributable to $11,279 dividends received from our investment in NPRC, which was generated from taxable earnings and profits in connection with the gain on the sales of NPRC’s St. Marin and Central Park properties. No such dividends were received from NPRC during the year ended June 30, 2017. This increase was partially offset by a $3,312 dividend from our investment in NAC, and other less individually significant dividends from our portfolio, received during the year ended June 30, 2017, for which no comparable dividend was received in the current year.

Dividend income decreased from $26,501 for the year ended June 30, 2016 to $5,679 for the year ended June 30, 2017. The $20,822 decrease in dividend income is primarily attributable to an $11,016 dividend received during the year ended June 30, 2016 from our investment in APRC resulting from the sale of APRC’s Vista Palma Sola property. No such dividend was received from NPRC during the year ended June 30, 2017. Additionally, a $7,250 dividend was received during the year ended June 30, 2016 from our investment in Echelon, whereas only $200 of dividend was received during the year ended June 30, 2017. Additionally, the level of dividends received from our investment in CCPI and MITY decreased by $3,073 and $242, respectively, during the year ended June 30, 2017 as compared to the same period in the prior year. The decrease was partially offset by an increase of $347 in dividends received from Nationwide for the year ended June 30, 2017.

Other income is comprised of structuring fees, royalty interests, and settlement of net profits interests. Other income increased $11,137 from $26,650 for the year ended June 30, 2017 to $37,787 for the year ended June 30, 2018. The $11,137 increase is primarily due to a $4,011 increase in advisory fee income primarily attributable to a $2,644 advisory fee received from our investment in First Tower related to a recent acquisition and $1,222 of service fees received for a liquidation fee agreement related to our investment in Wolf. In addition, we received a $3,233 structuring fee from our investment in Pacific World for services rendered in connection with amending its revolving credit facility. The increase in other income is also attributable to an additional $651 increase in structuring fees and by a $1,669 increase in amendment fee income, which are generated from new originations as well as from follow-on investments and amendments to existing portfolio companies.

Other income decreased from $33,854 for the year ended June 30, 2016 to $26,650 for the year ended June 30, 2017. The decrease is primarily due to a $12,632 decrease in advisory fee income, which was generated from the Harbortouch transaction, as well as from follow-on investments in existing portfolio companies. This was offset by a $4,388 increase in structuring fees and by a $1,669 increase in amendment fee income, which are generated from new originations as well as from follow-on investments and amendments to existing portfolio companies.
Operating Expenses
Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate the Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions. Operating expenses were $370,995, $394,964 and $420,845 for the years ended June 30, 2018, 2017 and 2016, respectively.
Total gross base management fee was $118,768, $124,077 and $128,416 for the years ended June 30, 2018, 2017 and 2016, respectively. The decrease in total gross base management fee is directly related a decrease in average total assets. The Investment Adviser has entered into a servicing agreement with certain institutions who purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. We received payments of $722, $1,203 and $1,893 from these institutions for the years ended June 30, 2018, 2017 and 2016, respectively, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser resulting in net base management fees of $118,046, $122,874 and $126,523 for the years ended June 30, 2018, 2017 and 2016, respectively.
For the years ended June 30, 2018, 2017 and 2016, we incurred $71,713, $76,520 and $92,782 of income incentive fees, respectively ($0.20, $0.21 and $0.26 per weighted average share, respectively). This decrease was driven by a corresponding decrease in pre-incentive fee net investment income from $382,602 for the year ended June 30, 2017 to $358,563 for the year ended June 30, 2018 as a result of decreases in interest income due to reduced returns from our structured credit investments and repayments on investments. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.
During the years ended June 30, 2018, 2017 and 2016, we incurred $155,039, $164,848 and $167,719, respectively, of interest expenses related to our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Notes”). These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken in those periods.

The table below describes the various expenses of our Notes and the related indicators of leveraging capacity and indebtedness during these years.

	Year Ended June 30,
	2018	2017	2016
Interest on borrowings	$134,270	$142,819	$146,659
Amortization of deferred financing costs	12,063	13,013	13,561
Accretion of discount on Public Notes	226	269	200
Facility commitment fees	8,480	8,747	7,299
Total interest and credit facility expenses	$155,039	$164,848	$167,719

Average principal debt outstanding	$2,535,681	$2,683,254	$2,807,125
Weighted average stated interest rate on borrowings(1)	5.30%	5.32%	5.22%
Weighted average interest rate on borrowings(2)	6.11%	6.14%	5.97%

(1)	Includes only the stated interest expense.

(2)	Includes the stated interest expense, amortization of deferred financing costs, accretion of discount on Public Notes and commitment fees on the undrawn portion of our Revolving Credit Facility.
Interest expense decreased during the years ended June 30, 2018 and June 30, 2017. The weighted average stated interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) decreased from 5.32% for the year ended June 30, 2017 to 5.30% for the year ended June 30, 2018 primarily due to the repurchases and maturities of our Convertible Notes and Prospect Capital InterNotes® which bear higher rates than the remaining debt and increased utilization of our Revolving Credit Facility.
The weighted average stated interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) increased from 5.22% for the year ended June 30, 2016 to 5.32% for the year ended June 30, 2017. This increase is primarily due to issuances of the 2024 Notes and Prospect Capital InterNotes® at higher rates, partially offset by the repayment and repurchases of our Convertible Notes.

The allocation of gross overhead expense from Prospect Administration was $20,715, $22,882 and $20,313 for the years ended June 30, 2018, 2017 and 2016, respectively. Prospect Administration received estimated payments of $10,684, $8,760 and $7,445 directly from our portfolio companies and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the years ended June 30, 2018, 2017 and 2016, respectively. Estimated payments received by Prospect Administration during the year ended June 30, 2018 additionally included $2,631 received from our insurance carrier. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. During the year ended June 30, 2017, other operating expenses in the amount of $876 incurred by us, which were attributable to CCPI, have been reimbursed by CCPI and are reflected as an offset to our overhead allocation. No such reimbursements or expenses occurred during the years ended June 30, 2018 or June 30, 2016. During the year ended June 30, 2016, we renegotiated the managerial assistance agreement with First Tower and reversed $1,200 of previously accrued managerial assistance at First Tower Delaware, $600 of which was expensed during the three months ended June 30, 2015, as the fee was paid by First Tower, which decreased our overhead expense. During the year ended June 30, 2016, we also incurred $379 of overhead expense related to our consolidated entity SB Forging. Net overhead during the years ended June 30, 2018, 2017 and 2016 totaled $10,031, $13,246 and $12,647, respectively.
Total operating expenses, excluding investment advisory fees, interest and credit facility expenses, and allocation of overhead from Prospect Administration (“Other Operating Expenses”) were $16,166, $17,476 and $21,174 for the years ended June 30, 2018, 2017 and 2016, respectively. The decrease of $1,310 during the year ended June 30, 2018 is primarily attributable to a modest decline in general and administrative expense. The decrease of $3,698 during the year ended June 30, 2017 is primarily due a reversal of excise tax previously accrued due to lower levels of taxable income, offset by a slight increase in audit, compliance and tax related fees.

Net Investment Income
Net investment income represents the difference between investment income and operating expenses. Net investment income was $286,850, $306,082 and $371,128 for the years ended June 30, 2018, 2017, and 2016, respectively. Net investment income for years ended June 30, 2018, 2017, and 2016 was $0.79, $0.85 and $1.04 per weighted average share, respectively. The $19,232 decrease, or $0.06 per weighted average share, for the year ended June 30, 2018 compared to the year ended June 30, 2017 is primarily the result of a $61,705 decline in interest income, or $0.18 per weighted average share, due to reduced returns from our structured credit investments, an increase in foregone interest due to non-accrual investments and lower levels of performing investments. The decline in interest income was offset by a $7,367 increase in dividend income, or $0.02 per weighted average share, that is primarily attributable to $11,279 dividends received from our investment in NPRC. The decline in interest income was further offset by an increase in other income of $11,137, or $0.03 per weighted average share,which is primarily due to a $4,011 increase in advisory fee income attributable to a $2,644 advisory fee received from our investment in First Tower. In addition, we received a $3,233 structuring fee from our investment in Pacific World for services rendered in connection with amending its revolving credit facility. The increase in other income is also attributable to an additional $651 increase in structuring fees and by a $1,669 increase in amendment fee income, which are generated from new originations as well as from follow-on investments and amendments to existing portfolio companies Additionally, the decline in interest income was partially offset by a favorable $9,635 decrease in advisory fees, or $0.04 per weighted average share, and a favorable $9,809 decrease in interest expense, or $0.03 per weighted average share, primarily due to the repurchases and maturities of our Convertible Notes and Prospect Capital InterNotes® which bear higher rates than the remaining debt and increased utilization of our Revolving Credit Facility.
The $65,046 decrease, or $0.19 per weighted average share, for the year ended June 30, 2017 compared to the year ended June 30, 2016 is primarily the result of a $62,901 decrease in interest income, or $0.19 per weighted average share, driven primarily by a decline in interest income from reduced returns from our structured credit investments due to lower future expected cash flows, an additional $248,357 weighted average balance of loans on non-accrual status and a reduced interest earning asset base, and a $20,822 decrease in dividend income related to APRC, Echelon, CCPI and MITY discussed earlier. In addition to a decrease of $7,204 of other income, or $0.03 per weighted average share, due to a decrease of $12,632 of advisory fee income from the sale of Harbortouch offset by an increase of $4,888 in structuring fees and by a $1,669 increase in amendment fee income. These decreases were partially offset by a favorable decrease in advisory fees of $19,911, or $0.06 per weighted average share, and a decrease of $3,698, or $0.01 per weighted average share, in other operating expenses.
Net Realized Gains (Losses)
During the years ended June 30, 2018, 2017 and 2016, we recognized net realized losses on investments of $18,464, $96,306 and $24,417, respectively. The net realized loss during the year ended June 30, 2018 was primarily related to the write-down of Nixon, Inc. upon restructuring, resulting in a realized a loss of $14,197. We also recognized a net realized loss upon the repayment of our investment in Primesport, Inc. (“Primesport”), for which we agreed to a payment less than the par amount and realized a loss of $3,019. Additionally, we recognized realized losses of $2,495 from our call of our investment in Apidos IX CLO. During the year ended June 30, 2018, we repurchased $98,353 aggregate principal amount of the 2019 Notes, repurchased $146,464 aggregate principal amount of the 5.00% 2019 Notes, and redeemed $269,375 aggregate principal amount of Prospect Capital InterNotes® (including amounts repaid in accordance with the Survivor’s Option). As a result of these transactions, we recognized net realized losses on debt extinguishment of $7,594 in the year ended June 30, 2018.
The net realized loss during the year ended June 30, 2017 was primarily due to the sale of Gulfco assets for which we recognized a total realized loss of $66,103, of which $53,063 had been previously recorded as an unrealized loss as of June 30, 2016. Additionally, in conjunction with the restructuring of our investment in Ark-La-Tex, we wrote-down the Term Loan B to its cost basis and realized a loss of $19,818, of which $23,239 had been previously recorded as an unrealized loss as of June 30, 2016. Additionally, during the year ended June 30, 2017, four of our CLO investments were redeemed and we recorded a total loss of $17,242 to write down the amortized cost basis to its fair value. During the year ended June 30, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes, repurchased $114,581 aggregate principal amount of the 2018 Notes, and redeemed $58,377 aggregate principal amount of Prospect Capital InterNotes® (including amounts repaid in accordance with the Survivor’s Option). As a result of these transactions, we recognized net realized losses on debt extinguishment of $7,011 in the year ended June 30, 2017.

The net realized loss during the year ended June 30, 2016 was primarily due to the write-down of our investment in Targus of $14,194, the sale of our investments in American Gilsonite Company, ICON Health and Fitness, Inc., and Harbortouch for which we recognized total realized losses of $10,860 and the write-off of defaulted loans in our small business lending portfolio of $5,986. These losses were partially offset by net realized gains from the sale of two of our CLO investments for which we realized total gains of $3,911. During the year ended June 30, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes and repaid $7,069 aggregate principal amount of Prospect Capital InterNotes® (including amounts repaid in accordance with the Survivor’s Option). As a result of these transactions, we recognized net realized gain on debt extinguishment of $224 in the year ended June 30, 2016.
Net Change in Unrealized Gains (Losses)
Net change in unrealized gains (losses) was $39,071, $50,141 and $(243,573) for the years ended June 30, 2018, 2017 and 2016, respectively. For the year ended June 30, 2018, the $39,071 net favorable change in unrealized losses were primarily the result of unrealized gains related to our investments in consumer financing - Credit Central and First Tower - comprising $72,807 and energy - CP Energy and Spartan Energy - comprising $47,261. The fair value of our investment in NPRC increased resulting in an unrealized gain of $30,981 primarily due to the improved property values, partially offset by a decline in our online lending portfolio value resulting from an increase in delinquent loans. Additionally, we reversed previously recorded unrealized losses of $23,741 and $14,197 related to our exited investments in PrimeSport and Nixon. The favorable changes in unrealized losses were offset by a $33,339 decline in value of our investment in Pacific World due to a decrease in revenues and profitability, as well as a decrease in comparable company trading multiples. MITY declined in value by $17,618 due to poor operating results. Our investment in InterDent also declined in value by $13,812 due to lower projected future earnings as a result of customer attrition. The value of our investment in USC also decreased by $10,663 due to both a decline in operating performance and the overall decline in demand for firearms and ammunition. Finally, our portfolio experienced $72,439 of unrealized losses in our CLO investments due to a decline in the weighted average spread in the underlying senior secured loan portfolios, increase in discount rates, and collateral losses.
For the year ended June 30, 2017, the $50,141 net change in unrealized gains was primarily the result of $104,242 unrealized gains in our REITs portfolio due to improved operating performance at the property-level, and $87,550 of realized losses that were previously unrealized related to our sale of Gulfco and the restructuring of Ark-La-Tex. The remaining $141,077 increase in unrealized losses is primarily due to USC, energy-related companies, USES and our online lending portfolio. The value of our investment in USC decreased by $53,443 due to both a decline in operating performance and the overall decline in demand for firearms and ammunition. Our energy-related companies continued to face a competitive market environment and declined in value by $33,629. USES also declined in value by $30,214 due to energy-related factors as well as a decline in operating performance. Additionally, the increase in unrealized losses on our online lending portfolio of $23,791 were due to an increase in delinquent loans for the year ended June 30, 2017.
Financial Condition, Liquidity and Capital Resources
For the years ended June 30, 2018, 2017 and 2016, our operating activities provided $369,106, $376,201 and $861,869 of cash, respectively. There were no investing activities for the years ended June 30, 2018, 2017 and 2016. Financing activities used $603,431, $375,916 and $654,097 of cash during the years ended June 30, 2018, 2017 and 2016, respectively, which included dividend payments of $255,911, $333,623 and $336,637, respectively.
Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.
Our primary sources of funds have historically been issuances of debt and equity. More recently, we have and may continue to fund a portion of our cash needs through repayments and opportunistic sales of our existing investment portfolio. We may also securitize a portion of our investments in unsecured or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the year ended June 30, 2018, we borrowed $810,000 and we made repayments totaling $773,000 under the Revolving Credit Facility. As of June 30, 2018, we had, net of unamortized discount and debt issuance costs, $809,073 outstanding on the Convertible Notes, $716,810 outstanding on the Public Notes, $748,926 outstanding on the Prospect Capital InterNotes®, and $37,000 outstanding on the Revolving Credit Facility. (See “Capitalization” above.)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of June 30, 2018 and June 30, 2017, we had $29,675 and $22,925, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of June 30, 2018 and June 30, 2017.

Our shareholders’ equity accounts as of June 30, 2018, June 30, 2017 and June 30, 2016 reflect cumulative shares issued, net of shares repurchased, as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
As part of our Repurchase Program, we delivered a notice with our annual proxy mailing on September 22, 2017. We did not repurchase any shares of our common stock for the year ended June 30, 2018. During the year ended June 30, 2016, we repurchased 4,708,750 shares of our common stock pursuant to our publicly announced Repurchase Program for $34,140, or approximately $7.25 weighted average price per share at approximately a 30% discount to net asset value as of June 30, 2015. Our NAV per share was increased by approximately $0.02 for the year ended June 30, 2016 as a result of the share repurchases.
On August 31, 2016, we filed a registration statement on Form N-2 (File No. 333-213391) with the SEC. We subsequently filed a Pre-Effective Amendment No. 2 thereto on November 1, 2016, which the SEC declared effective on November 3, 2016. On October 26, 2017, we filed Post-Effective Amendment No. 50 to the registration statement, which the SEC declared effective on October 30, 2017. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $5,000,000 in securities, consisting of common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. As of June 30, 2018, we have the ability to issue up to $4,386,415 of additional debt and equity securities under the registration statement.
Off-Balance Sheet Arrangements
As of June 30, 2018, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.
Recent Developments
On July 2, 2018, we entered into debt distribution agreements with each of B. Riley FBR, Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC pursuant to which we may sell, by means of at-the-market offerings, up to $100,000 in aggregate principal amount of our 2024 Notes and up to $100,000 in aggregate principal amount of the 2028 Notes. As of October 19, 2018, we have issued an additional $17,891 in aggregate principal amount of our 2024 Notes for net proceeds of $17,745 and have issued an additional $11,190 in aggregate principal amount of our 2028 Notes for net proceeds of $11,056.
During the period from July 13, 2018 to July 16, 2018, we made follow-on first lien term loan investments of $105,000 in Town & Country Holdings, Inc., to support acquisitions.

On August 1, 2018, we completed an extension of the Revolving Credit Facility (the “New Facility”) for PCF, extending the term 5.7 years from such date and reducing the interest rate on drawn amounts to one-month LIBOR plus 2.20%. The New Facility, for which $830,000 of commitments have been closed to date, includes an accordion feature that allows the New Facility, at our discretion, to accept up to a total of $1.5 billion of commitments. The New Facility matures on March 27, 2024. It includes a revolving period that extends through March 27, 2022, followed by an additional two-year amortization period, with distributions allowed to us after the completion of the revolving period. Pricing for amounts drawn under the New Facility is one-month LIBOR plus 2.20%, which achieves a 5 basis point reduction in the interest rate from the previous facility rate of LIBOR plus 2.25%. Additionally, the lenders charge a fee on the unused portion of the New Facility equal to either 50 basis points if more than 60% of the New Facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the New Facility is drawn, or 150 basis points if an amount less than or equal to 35% of the New Facility is drawn.

On August 1, 2018, we purchased from a third party $14,000 of First Lien Senior Secured Term Loan A and Term Loan B Notes issued by InterDent, Inc. at par. On September 19, 2018, we made a $5,000 Senior Secured Term Loan D follow-on investment.

On August 6, 2018, we made a $17,500 senior secured investment in Halyard MD OPCO, LLC, a healthcare IT and advertising technology business that enables targeted advertising campaigns to healthcare providers and patients. Our investment is comprised of a $12,000 first lien term loan, a $2,000 unfunded revolving credit facility, and a $3,500 unfunded delayed draw investment.

During the period from July 1, 2018 through October 19, 2018, we issued $48,141 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $47,338.
During the period from July 19, 2018 through September 20, 2018, we provided $10,205 of equity financing to NPRC, which was used to acquire additional real estate properties.
Pursuant to notice to call provided on July 5, 2018, we redeemed $2,589 of our Prospect Capital InterNotes® at par maturing on February 15, 2020, with a weighted average rate of 4.0%. Settlement of the call occurred on August 15, 2018. Pursuant to notice to call provided on August 8, 2018, we redeemed $26,771 of our Prospect Capital InterNotes® at par maturing between March 15, 2020 and September 15, 2020, with a weighted average rate of 4.77%. Settlement of the call occurred on September 15, 2018. We have provided notice to call on October 12, 2018 with settlement on November 15, 2018, $70,072 of our Prospect Capital InterNotes® at par maturing between May 15, 2020 and November 15, 2020, with a weighted average rate of 4.92%.

On August 20, 2018 we provided notice to redeem the 5.00% 2019 Notes in the amount of $153,500. The redemption was completed on September 26, 2018. Following the redemption, none of the 5.00% 2019 Notes are outstanding.

On August 28, 2018, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for September 2018 to holders of record on September 28, 2018 with a payment date of October 18, 2018.

•	$0.06 per share for October 2018 to holders of record on October 31, 2018 with a payment date of November 21, 2018.
During the period from August 3, 2018 to September 6, 2018, we made follow-on second lien term loan investments of $10,000 in Janus International Group, LLC.

During the period from August 14, 2018 to September 24, 2018, we made follow-on second lien term loan investments of $13,000 in K&N Parent, Inc.

On September 7, 2018, CURO Financial Technologies Corp. fully repaid the $10,896 Senior Secured Note receivable to us.

On September 14, 2018, we made a $10,100 Senior Secured Term Loan A and a $10,100 Senior Secured Term Loan B debt investment in Centerfield Media Holding Company, a provider of customer acquisition and conversion services, to fund an acquisition.

On September 27, 2018, we issued $100,000 in aggregate principal amount of notes that mature on January 15, 2024 (the “6.375% 2024 Notes”). The notes bear interest at a rate of 6.375% per year. The offering closed on October 1, 2018. Total proceeds from the issuance, net of underwriting discounts, were $98,985.
On October 1, 2018, Fleetwash, Inc. fully repaid the $21,544 Senior Secured Term Loan B receivable to us.

On October 10, 2018, we made a $25,000 Second Lien Term Loan investment in 8th Avenue Food & Provisions, Inc., a private food brands provider and manufacturer of peanut and other nut butters, pasta and healthy snacks.

On October 12, 2018, we made a $35,000 Second Lien Term Loan investment in CCS-CMGC Holdings, Inc., a leading provider of outsourced correctional healthcare and behavioral healthcare solutions for government customers.

On October 18, 2018, ATS Consolidated, Inc. fully repaid the $15,000 Second Lien Term Loan receivable to us.
Critical Accounting Policies and Estimates
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-K, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 3, 6 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the year ended June 30, 2018.

Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of June 30, 2018 and June 30, 2017, our qualifying assets as a percentage of total assets, stood at 73.20% and 71.75%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online SME lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each facilitator, we may incur unanticipated losses which could adversely impact our operating results.
Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 in the accompanying Consolidated Financial Statements for further discussion of our financial liabilities that are measured using another measurement attribute.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 in the accompanying Consolidated Financial Statements for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current and future principal and interest collections when due are probable. Interest received and applied against cost while a loan is on non-accrual, and PIK interest capitalized but not recognized while on non-accrual, is recognized prospectively on the effective yield basis through maturity of the loan when placed back on accrual status, to the extent deemed collectible by management. As of June 30, 2018, approximately 2.5% of our total assets at fair value are in non-accrual status.
Some of our loans and other investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest (reflecting such amounts in the basis as additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point that we believe PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. We do not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if we believe that PIK is expected to be realized.
Interest income from investments in the “equity” class of security of CLO funds (typically preferred shares, income notes or subordinated notes) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned. Excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 in the accompanying Consolidated Financial Statements for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute

(or retain through a deemed distribution) all of our investment company taxable income and net capital gains to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of June 30, 2018, we do not expect to have any excise tax due for the 2018 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2018, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2015 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and the Unsecured Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our Prospect Capital InterNotes® and our 2024 Notes Follow-on Program. The effective interest method is used to amortize deferred financing costs for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Unamortized deferred financing costs are presented as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7 in the accompanying Consolidated Financial Statements for further discussion).
We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of June 30, 2018 and June 30, 2017, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.

Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our consolidated financial statements and disclosures.
In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted as of fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The application of this guidance is not expected to have a material impact on our financial statements.
Tax Cuts and Jobs Act
On December 22, 2017, the President signed into law the Tax Cuts and Jobs Act (The “Tax Act”), which significantly changed the Code, including, a reduction in the corporate income tax rate, a new limitation on the deductibility of interest expense, and significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Act also authorizes the IRS to issue regulations with respect to the new provisions. We cannot predict how the changes in the Tax and Jobs Act, or regulations or other guidance issued under it, might affect us, our business or the business of our portfolio companies. However, our portfolio companies may or may not make certain elections under the Tax Act that could materially increase their taxable earnings and profits. Any such increase in the earnings and profits of a portfolio company may result in the characterization of certain distributions sourced from sale proceeds as dividend income, which may increase our distributable taxable income. During the year ended June 30, 2018, we received $11,270 of such dividends from NPRC related to the sale of NPRC’s St. Marin and Central Park properties.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are subject to financial market risks, including changes in interest rates and equity price risk. Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates impacting some of the loans in our portfolio which have floating interest rates. Additionally, because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See “Risk Factors - Risks Relating to Our Business - Changes in interest rates may affect our cost of capital and net investment income.”
Our debt investments may be based on floating rates or fixed rates. For our floating rate loans the rates are determined from the LIBOR, EURO Interbank Offer Rate, the Federal Funds Rate or the Prime Rate. The floating interest rate loans may be subject to a LIBOR floor. Our loans typically have durations of one to three months after which they reset to current market interest rates. As of June 30, 2018, 89.7% of the interest earning investments in our portfolio, at fair value, bore interest at floating rates.
We also have a revolving credit facility and certain Prospect Capital InterNotes® issuances that are based on floating LIBOR rates. Interest on borrowings under the revolving credit facility is one-month LIBOR plus 225 basis points with no minimum LIBOR floor and there is $37,000 outstanding as of June 30, 2018. Interest on five Prospect Capital InterNotes® is three-month LIBOR plus a range of 300 to 350 basis points with no minimum LIBOR floor. The Convertible Notes, Public Notes and remaining Prospect Capital InterNotes® bear interest at fixed rates.
The following table shows the approximate annual impact on net investment income of base rate changes in interest rates (considering interest rate flows for floating rate instruments, excluding our investments in CLO residual interests) to our loan portfolio and outstanding debt as of June 30, 2018, assuming no changes in our investment and borrowing structure:

(in thousands) Basis Point Change	Interest Income	Interest Expense	Net Investment Income	Net Investment Income (1)
Up 300 basis points	$97,878	$44	$97,834	$78,267
Up 200 basis points	65,354	30	65,324	52,259
Up 100 basis points	32,831	15	32,816	26,253
Down 100 basis points	(28,908)	(33)	(28,875)	(23,100)

(1)	Includes the impact of income incentive fees. See Note 13 in the accompanying Consolidated Financial Statements for more information on income incentive fees.

As of June 30, 2018, one, three and six month LIBOR was 2.09%, 2.34%, and 2.50% respectively.
We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the year ended June 30, 2018, we did not engage in hedging activities.

REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING
Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2018. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.
Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of June 30, 2018 based upon criteria in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of June 30, 2018 based on the criteria on Internal Control—Integrated Framework (2013) issued by COSO. There were no changes in our internal control over financial reporting during the quarter ended June 30, 2018 that have materially affected, or are reasonably likely to affect, our internal control over financial reporting.
Our management’s assessment of the effectiveness of our internal control over financial reporting as of June 30, 2018 has been audited by BDO USA, LLP, an independent registered public accounting firm, as stated in their report which appears herein.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under the credit facility is one-month LIBOR plus 220 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than sixty percent of the credit facility is drawn, or 100 basis points if more than thirty-five percent and an amount less than or equal to sixty percent of the credit facility is drawn, or 150 basis points if an amount less than or equal to thirty-five percent of the credit facility is drawn. A supplement to this prospectus relating to each offering will provide additional detail, to the extent known at the time, regarding the use of the proceeds from such offering including any intention to utilize proceeds to pay expenses in order to avoid sales of long-term assets.
We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions, and will be so used within two years. In addition, we expect that there will be several offerings pursuant to this prospectus; we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities, which may generate a loss to the Company. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS
Our annual report on Form 10-K for the year ended June 30, 2018, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation including this prospectus may contain forward-looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended, which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” and “scheduled” and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	difficulty in obtaining financing or raising capital, especially in the current credit and equity environment;

•	the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets;

•	adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise;

•	a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us;

•	our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of the Investment Adviser to locate suitable investments for us and to monitor and administer our investments; and

•
authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the Securities and Exchange Commission, Internal Revenue Service, the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS
Through March 2010, we made quarterly distributions to our stockholders out of assets legally available for distribution. In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment. To the extent prudent and practicable, we currently intend to continue making distributions on a monthly basis. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications.
As a RIC, we generally are not subject to U.S. federal income tax on income and gains we distribute each taxable year to our stockholders, provided that in such taxable year, we distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code) to our stockholders. Any undistributed taxable income is subject to U.S. federal income tax. In addition, we will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during the calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years.
We did not have an excise tax liability for the calendar year ended December 31, 2017. As of June 30, 2018, we do not expect to have any excise tax due for the 2018 calendar year. Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the calendar year.
In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

During the years ended June 30, 2018 and June 30, 2017, we distributed approximately $277.2 million and $359.0 million, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the years ended June 30, 2017 and June 30, 2018.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/9/2016	7/29/2016	8/18/2016	$0.083330	$29,783
5/9/2016	8/31/2016	9/22/2016	0.083330	29,809
8/25/2016	9/30/2016	10/20/2016	0.083330	29,837
8/25/2016	10/31/2016	11/17/2016	0.083330	29,863
11/8/2016	11/30/2016	12/22/2016	0.083330	29,890
11/8/2016	12/30/2016	1/19/2017	0.083330	29,915
11/8/2016	1/31/2017	2/16/2017	0.083330	29,940
2/7/2017	2/28/2017	3/23/2017	0.083330	29,963
2/7/2017	3/31/2017	4/20/2017	0.083330	29,989
2/7/2017	4/28/2017	5/18/2017	0.083330	29,994
5/9/2017	5/31/2017	6/22/2017	0.083330	29,999
5/9/2017	6/30/2017	7/20/2017	0.083330	30,005
Total declared and payable for the year ended June 30, 2017				$358,987

5/9/2017	7/31/2017	8/24/2017	$0.083330	$30,011
5/9/2017	8/31/2017	9/21/2017	0.083330	30,017
8/28/2017	9/29/2017	10/19/2017	0.060000	21,619
8/28/2017	10/31/2017	11/22/2017	0.060000	21,623
11/8/2017	11/30/2017	12/21/2017	0.060000	21,630
11/8/2017	12/29/2017	1/18/2018	0.060000	21,659
11/8/2017	1/31/2018	2/15/2018	0.060000	21,691
2/7/2018	2/28/2018	3/22/2018	0.060000	21,724
2/7/2018	3/30/2018	4/19/2018	0.060000	21,759
2/7/2018	4/30/2018	5/24/2018	0.060000	21,797
5/9/2018	5/31/2018	6/21/2018	0.060000	21,829
5/9/2018	6/29/2018	7/19/2018	0.060000	21,865
Total declared and payable for the year ended June 30, 2018				$277,224
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during the years ended June 30, 2018 and June 30, 2017. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to June 30, 2018:

•	$0.06 per share for July 2018 to holders of record on July 31, 2018 with a payment date of August 23, 2018;

•	$0.06 per share for August 2018 to holders of record on August 31, 2018 with a payment date of September 20, 2018;

•	$0.06 per share for September 2018 to holders of record on September 28, 2018 with a payment date of October 18, 2018; and

•	$0.06 per share for October 2018 to holders of record on October 31, 2018 with a payment date of November 21, 2018.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of each fiscal year ended June 30 for the fiscal years ended June 30, 2009 through June 30, 2018. (All figures in this item are in thousands except per unit data.)

Credit Facility(14)	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2018 (as of June 30, 2018)	$37,000	$155,503	—	—
Fiscal 2017 (as of June 30, 2017)	—	—	—	—
Fiscal 2016 (as of June 30, 2016)	—	—	—	—
Fiscal 2015 (as of June 30, 2015)	368,700	18,136	—	—
Fiscal 2014 (as of June 30, 2014)	92,000	69,470	—	—
Fiscal 2013 (as of June 30, 2013)	124,000	34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—

2015 Notes(5)
Fiscal 2015 (as of June 30, 2015)	$150,000	$44,579	—	—
Fiscal 2014 (as of June 30, 2014)	150,000	42,608	—	—
Fiscal 2013 (as of June 30, 2013)	150,000	28,930	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes(6)
Fiscal 2016 (as of June 30, 2016)	$167,500	$36,677	—	—
Fiscal 2015 (as of June 30, 2015)	167,500	39,921	—	—
Fiscal 2014 (as of June 30, 2014)	167,500	38,157	—	—
Fiscal 2013 (as of June 30, 2013)	167,500	25,907	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes(7)
Fiscal 2017 (as of June 30, 2017)	$50,734	$118,981	—	—
Fiscal 2016 (as of June 30, 2016)	129,500	47,439	—	—
Fiscal 2015 (as of June 30, 2015)	130,000	51,437	—	—
Fiscal 2014 (as of June 30, 2014)	130,000	49,163	—	—
Fiscal 2013 (as of June 30, 2013)	130,000	33,381	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes(8)
Fiscal 2017 (as of June 30, 2017)	$85,419	$70,668	—	—
Fiscal 2016 (as of June 30, 2016)	200,000	30,717	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2019 Notes
Fiscal 2018 (as of June 30, 2018)	$101,647	$56,604	—	—
Fiscal 2017 (as of June 30, 2017)	200,000	30,182	—	—
Fiscal 2016 (as of June 30, 2016)	200,000	30,717	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

5.00% 2019 Notes(12)
Fiscal 2018 (as of June 30, 2018)	$153,536	$37,474	—	—
Fiscal 2017 (as of June 30, 2017)	300,000	20,121	—	—
Fiscal 2016 (as of June 30, 2016)	300,000	20,478	—	—
Fiscal 2015 (as of June 30, 2015)	300,000	22,289	—	—
Fiscal 2014 (as of June 30, 2014)	300,000	21,304	—	—

2020 Notes
Fiscal 2018 (as of June 30, 2018)	$392,000	$14,678	—	—
Fiscal 2017 (as of June 30, 2017)	392,000	15,399
Fiscal 2016 (as of June 30, 2016)	392,000	15,672	—	—
Fiscal 2015 (as of June 30, 2015)	392,000	17,058	—	—
Fiscal 2014 (as of June 30, 2014)	400,000	15,978	—	—

6.95% 2022 Notes(9)
Fiscal 2014 (as of June 30, 2014)	$100,000	$63,912	—	$1,038
Fiscal 2013 (as of June 30, 2013)	100,000	43,395	—	1,036
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	996

2022 Notes
Fiscal 2018 (as of June 30, 2018)	$328,500	$17,515	—	—
Fiscal 2017 (as of June 30, 2017)	225,000	26,828	—	—

2023 Notes(10)
Fiscal 2018 (as of June 30, 2018)	$318,675	$18,055	—	—
Fiscal 2017 (as of June 30, 2017)	248,507	24,291	—	—
Fiscal 2016 (as of June 30, 2016)	248,293	24,742	—	—
Fiscal 2015 (as of June 30, 2015)	248,094	26,953	—	—
Fiscal 2014 (as of June 30, 2014)	247,881	25,783	—	—
Fiscal 2013 (as of June 30, 2013)	247,725	17,517	—	—

2024 Notes
Fiscal 2018 (as of June 30, 2018)	$199,281	$28,872	—	$1,029
Fiscal 2017 (as of June 30, 2017)	199,281	30,291	—	1,027
Fiscal 2016 (as of June 30, 2016)	161,364	38,072	—	951

2028 Notes
Fiscal 2018 (as of June 30, 2018)	$55,000	$104,611	—	1,004

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Prospect Capital InterNotes®(12)
Fiscal 2018 (as of June 30, 2018)	$760,924	$7,561	—	—
Fiscal 2017 (as of June 30, 2017)	980,494	6,156	—	—
Fiscal 2016 (as of June 30, 2016)	908,808	6,760	—	—
Fiscal 2015 (as of June 30, 2015)	827,442	8,081	—	—
Fiscal 2014 (as of June 30, 2014)	785,670	8,135	—	—
Fiscal 2013 (as of June 30, 2013)	363,777	11,929	—	—

All Senior Securities(10)(11)(12)(13)
Fiscal 2018 (as of June 30, 2018)	$2,346,563	$2,452	—	—
Fiscal 2017 (as of June 30, 2017)	2,681,435	2,251	—	—
Fiscal 2016 (as of June 30, 2016)	2,707,465	2,269	—	—
Fiscal 2015 (as of June 30, 2015)	2,983,736	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	2,773,051	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	1,683,002	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
____________________________________________

(1)	Except as noted, the total amount of each class of senior securities outstanding at the end of the year/period presented (in 000’s).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	This column is inapplicable.

(4)
This column is inapplicable, except for the 6.95% 2022 Notes, the 2024 Notes and the 2028 Notes. The average market value per unit is calculated as an average of quarter-end prices and shown as the market value per $1,000 of indebtedness.

(5)	We repaid the outstanding principal amount of the 2015 Notes on December 15, 2015.

(6)	We repaid the outstanding principal amount of the 2016 Notes on August 15, 2016.

(7)	We repaid the outstanding principal amount of the 2017 Notes on October 15, 2017.

(8)	We repaid the outstanding principal amount of the 2018 Notes on March 15, 2018.

(9)	We redeemed the 6.95% 2022 Notes on May 15, 2015.

(10)	For all fiscal years ended June 30th, the notes are presented net of unamortized discount.

(11)
While we do not consider commitments to fund under revolving arrangements to be Senior Securities, if we were to elect to treat such unfunded commitments, which were $29,675 as of June 30, 2018 as Senior Securities for purposes of Section 18 of the 1940 Act, our asset coverage per unit would be $2,434.

(12)
We have provided notice to call on July 5, 2018 which settled on August 15, 2018, $2,589 of our Prospect Capital InterNotes® at par maturing on February 15, 2020, with a weighted average rate of 4.00%. We have provided notice to call on August 8, 2018 with settlement on September 15, 2018, $26,771 of our Prospect Capital InterNotes® at par maturing between March 15, 2020 and September 15, 2020, with a weighted average rate of 4.77%. We have provided notice to call on October 12, 2018 with settlement on November 15, 2018, $70,100 of our Prospect Capital InterNotes® at par maturing between March 15, 2020 and November 15, 2020, with a weighted average rate of 4.92%. We have provided notice to redeem the 5.00% 2019 Notes on August 20, 2018 in the amount of $153,536. The redemption was completed on September 26, 2018. Following the redemption, none of the 5.00% 2019 Notes are outstanding. On September 27, 2018, we issued $100,000 in aggregate principal amount of notes that mature on January 15, 2024. The 6.375% 2024 Notes bear interest at a rate of 6.375% per year. The offering closed on October 1, 2018. Total proceeds from the issuance, net of underwriting discounts, were $98,985.

(13)
If we were to consider the additional issuance and repurchases subsequent to June 30, 2018 including all notices to redeem with settlements through October 19, 2018, our asset coverage per unit would be $2,305, or $2,285 including the effects of unfunded commitments.

(14)	As of October 19, 2018, we had $308,000 outstanding borrowings under our credit facility.

PRICE RANGE OF COMMON STOCK
Our common stock is quoted on the NASDAQ Global Select Market under the symbol “PSEC.” The following table sets forth, for the periods indicated, our NAV per share of common stock and the high and low sales prices per share of our common stock as reported on the NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV per share. There can be no assurance, however, that such premium or discount, as applicable, to NAV per share will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV per share. In the past, our common stock has traded at a discount to our NAV per share. The risk that our common stock may continue to trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline.

		Stock Price		Premium (Discount) of High to NAV	Premium (Discount) of Low to NAV	Dividends Declared
	NAV(1)	High(2)	Low(2)
Twelve Months Ending June 30, 2017
First quarter	$9.60	$8.65	$7.80	(9.9)%	(18.8)%	$0.249990
Second quarter	9.62	8.50	7.46	(11.6)%	(22.5)%	0.249990
Third quarter	9.43	9.53	8.42	1.1%	(10.7)%	0.249990
Fourth quarter	9.32	9.40	7.95	0.9%	(14.7)%	0.249990
Twelve Months Ending June 30, 2018
First quarter	$9.12	$8.34	$6.55	(8.6)%	(28.2)%	$0.226660
Second quarter	9.28	7.26	5.56	(21.8)%	(40.1)%	0.180000
Third quarter	9.23	7.01	6.21	(24.1)%	(32.7)%	0.180000
Fourth quarter	9.35	6.93	6.30	(25.9)%	(32.6)%	0.180000
Twelve Months Ending June 30, 2019
First quarter	(3)(4)	$7.58	$6.67	(4)	(4)	$0.180000	(5)
Second quarter (through October 19, 2018)	(3)(4)	7.27	7.01	(4)	(4)	0.060000	(5)
_______________________________________________________________________________

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares of our common stock at the end of each period.

(2)	The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Our most recently estimated NAV per share is $9.35 on June 30, 2018. NAV per share as of September 30, 2018, may be higher or lower than $9.35 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarters then ended.

(4)	NAV has not yet been finally determined for any day after June 30, 2018.

(5)	On August 28, 2018, Prospect announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for September 2018 (record date of September 28, 2018 and payment date of October 18, 2018); and

•	$0.06 per share for October 2018 (record date of October 31, 2018 and payment date of November 21, 2018).

On October 19, 2018, the last reported sales price of our common stock was $7.01 per share.

As of October 19, 2018, we had approximately 149 stockholders of record.

The below table sets forth each class of our outstanding securities as of October 19, 2018.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	1,000,000,000	—	365,480,988

BUSINESS
General
We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004. We are one of the largest BDCs with approximately $5.84 billion of total assets as of June 30, 2018.
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine strategies that guide our origination of investment opportunities: (1) lending to companies controlled by private equity sponsors, (2) lending to companies not controlled by private equity sponsors, (3) purchasing controlling equity positions and lending to operating companies, (4) purchasing controlling equity positions and lending to financial services companies, (5) purchasing controlling equity positions and lending to real estate companies, (6) purchasing controlling equity positions and lending to aircraft leasing companies, (7) investing in structured credit, (8) investing in syndicated debt and (9) consumer and small business loans and asset-backed securitizations. We may also invest in other strategies and opportunities from time to time that we view as attractive. We continue to evaluate other origination strategies in the ordinary course of business with no specific top-down allocation to any single origination strategy.
Lending to Companies Controlled by Private Equity Sponsors - We make agented loans to companies which are controlled by private equity sponsors. This debt can take the form of first lien, second lien, unitranche or unsecured loans. These loans typically have equity subordinate to our loan position. Historically, this strategy has comprised approximately 40%-60% of our portfolio.
Lending to Companies not Controlled by Private Equity Sponsors - We make loans to companies which are not controlled by private equity sponsors, such as companies that are controlled by the management team, the founder, a family or public shareholders. This origination strategy may have less competition to provide debt financing than the private-equity-sponsor origination strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. This origination strategy can result in investments with higher returns or lower leverage than the private-equity-sponsor origination strategy. Historically, this strategy has comprised up to approximately 15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Operating Companies - This strategy involves purchasing yield-producing debt and controlling equity positions in non-financial-services operating companies. We believe that we can provide enhanced certainty of closure and liquidity to sellers and we look for management to continue on in their current roles. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Financial Services Companies - This strategy involves purchasing yield-producing debt and control equity investments in financial services companies, including consumer direct lending, sub-prime auto lending and other strategies. These investments are often structured in tax-efficient partnerships, enhancing returns. This strategy has comprised approximately 5%-15% of our portfolio.
Purchasing Controlling Equity Positions and Lending to Real Estate Companies - We purchase debt and controlling equity positions in tax-efficient real estate investment trusts (“REIT” or “REITs”). National Property REIT Corp.’s (“NPRC”), an operating company and the surviving entity of the May 23, 2016 merger with American Property REIT Corp. and United Property REIT Corp, real estate investments are in various classes of developed and occupied real estate properties that generate current yields, including multi-family properties, student housing, and self-storage. NPRC seeks to identify properties that have historically significant occupancy rates and recurring cash flow generation. NPRC generally co-invests with established and experienced property management teams that manage such properties after acquisition. Additionally, NPRC purchases loans originated by certain consumer loan facilitators. It purchases each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers, and the loans are typically serviced by the facilitators of the loans. This investment strategy has comprised approximately 10%-20% of our business.

Purchasing Controlling Equity Positions and Lending to Aircraft Leasing Companies - We invest in debt as well as equity in companies with aircraft assets subject to commercial leases to airlines across the globe. We believe that these investments can present attractive return opportunities due to cash flow consistency from long-term leases coupled with hard asset residual value. We believe that these investment companies seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across a variety of aircraft types and vintages. This strategy historically has comprised less than 5% of our portfolio.
Investing in Structured Credit - We make investments in CLOs, often taking a significant position in the subordinated interests (equity) and debt of the CLOs. The underlying portfolio of each CLO investment is diversified across approximately 100 to 200 broadly syndicated loans and does not have direct exposure to real estate, mortgages, or consumer-based credit assets. The CLOs in which we invest are managed by established collateral management teams with many years of experience in the industry. This strategy has comprised approximately 10%-20% of our portfolio.
Investing in Syndicated Debt - On a primary or secondary basis, we purchase primarily senior and secured loans and high yield bonds that have been sold to a club or syndicate of buyers. These investments are often purchased with a long term, buy-and-hold outlook, and we often look to provide significant input to the transaction by providing anchoring orders. This strategy has comprised approximately 5%-10% of our portfolio.
Investing in Consumer and Small Business Loans and Asset-Backed Securitizations - We purchase loans originated by certain consumer and small-and-medium-sized business (“SME”) loan facilitators. We generally purchase each loan in its entirety (i.e., a “whole loan”) and we invest in asset-backed securitizations collateralized by consumer or small business loans. The borrowers are consumers and SMEs and the loans are typically serviced by the facilitators of the loans.
Typically, we concentrate on making investments in companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. Our typical investment involves a secured loan of less than $250 million. We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as “target” or “middle market” companies and these investments as “middle market investments.”
We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are constantly pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. We also regularly evaluate control investment opportunities in a range of industries, and some of these investments could be material to us. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.
Our Investment Objective and Policies
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We may also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, aircraft leasing, real estate and financial businesses.

We seek to maximize returns and minimize risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of pools such as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The senior secured loans within a CLO are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by senior secured loan, borrower, and industry, with limitations on non-U.S. borrowers. Our potential investment in CLOs is limited by the 1940 Act to 30% of our portfolio. Within this 30% basket, we have and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.
Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
We plan to hold many of our debt investments to maturity or repayment, but will sell a debt investment earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of such debt investment to be in our best interest.
We have qualified and elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.
For a discussion of the risks inherent in our portfolio investments, see “Risk Factors – Risks Relating to Our Investments.”
Industry Sectors
Our portfolio is invested across 38 industry categories. Excluding our CLO investments, which do not have industry concentrations, no individual industry comprises more than 14.2% of the portfolio on either a cost or fair value basis.
Ongoing Relationships with Portfolio Companies
Monitoring
Prospect Capital Management monitors our portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.
Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

•	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

•	Comparisons to other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings of the portfolio company; and

•	Review of monthly and quarterly financial statements and financial projections for the portfolio company.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.
For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors – Risks Relating to Our Business – Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when executing a managerial assistance agreement with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
Investment Adviser
Prospect Capital Management, a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), manages our investments. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on our behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 42nd Floor, New York, NY 10016. We depend on the due diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser’s investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser’s senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of the Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under the Investment Advisory Agreement (as defined below), we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management.
Staffing
Mr. John F. Barry III, our Chairman and Chief Executive Officer, Mr. Grier Eliasek, our Chief Operating Officer and President, and Ms. Kristin L. Van Dask, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, comprise our senior management. Over time, we expect to add additional officers and employees.
Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs. See “Business—Management Services—Administration Agreement.”
Properties
We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.
Legal Proceedings
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise out of these investigations, claims and proceedings will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.
We are not aware of any material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.
Management
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.
Board Of Directors And Executive Officers
Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
Directors and Executive Officers
Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, NY 10016.

Independent Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
William J. Gremp, 75	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2020	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Capital Opportunity Fund, Inc. since February 19, 2013(3)
Eugene S. Stark, 60	Director	Class III Director since September 2008; Term expires 2019	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Capital Opportunity Fund, Inc. since February 19, 2013(3)
Andrew C. Cooper, 56	Lead Independent Director	Class II Director since February 2009; Term expires 2018
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.
				Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Capital Opportunity Fund, Inc. since February 19, 2013(3)
_______________________________________________________________________________

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2020, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2018, and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2019.

(2)	The Fund Complex consists of the Company, Priority Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc.

(3)	An investment company subject to the 1940 Act.
Interested Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John F. Barry III, 66(3)	Director, Chairman of the Board of Directors, and Chief Executive Officer	Class III Director since April 2004; Term expires 2019	Chairman and Chief Executive Officer of the Company; Managing Director of Prospect Capital Management and Prospect Administration since June 2004.	One	None
M. Grier Eliasek, 45(3)	Director, Chief Operating Officer	Class II Director since June 2004; Term expires 2018
President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration, President and CEO of Priority Income Fund, Inc., President and COO of Priority Senior Secured Income Management, LLC, President and CEO of Pathway Energy Infrastructure Fund, Inc., President and COO of Pathway Energy Infrastructure Management, LLC.
				Three	Priority Income Fund, Inc. since July 31, 2012(4), Pathway Capital Opportunity Fund, Inc. since February 19, 2013(4)
_______________________________________________________________________________

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2020, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2018, and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2019.

(2)	The Fund Complex consists of the Company, Priority Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc.

(3)	Messrs. Barry and Eliasek are each considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

(4)	An investment company subject to the 1940 Act.

Information about Executive Officers who are not Directors

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Kristin Van Dask, 39	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018
Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018 of Priority and Pathway. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Priority Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc.

Board Leadership Structure
The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis. The Board of Directors has appointed Mr. Cooper as lead independent director of the Board of Directors. The Lead Independent Director assists in setting the agenda for the meetings of the Board of Directors and leads all executive sessions of the independent directors.
Director Independence
On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act.
Role of the Chairman and Chief Executive Officer
As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, Prospect Capital Management or Prospect Administration, is appropriate in light of the services that Prospect Capital Management and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Director of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
John F. Barry III
The Board benefits from Mr. Barry’s more than 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors.  In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies.  Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co.  The Board also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers.  Prior to Davis Polk & Wardwell, Mr. Barry clerked for Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit. Mr. Barry’s service as Chairman and Chief Executive Officer of the Company and as a Managing Director of PCM and Prospect Administration provides him with a continuously updated understanding of the Company, its operations, and the business and regulatory issues facing the Company.  Mr. Barry received his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.
M. Grier Eliasek
Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of Prospect Capital Management and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. The Board also benefits from Mr. Eliasek’s experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain & Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek’s longstanding service as Director, President and Chief Operating Officer of the Company and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.
Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates co-generation facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
William J. Gremp
Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Eugene S. Stark
Mr. Stark brings to the Board over 30 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Means by Which the Board of Directors Supervises Executive Officers
The Board of Directors is regularly informed on developments and issues related to the Company’s business, and monitors the activities and responsibilities of the executive officers in various ways.
At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Company’s business between the dates of regular meetings of the Board of Directors.
Executive officers and other members of Prospect Capital Management, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.
The Board’s Role in Risk Oversight
The Company’s Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.
As set forth in the descriptions regarding the Audit Committee and the Nominating, Governance and Compensation Committee, the Audit Committee and the Nominating, Governance and Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis; reviewing and discussing with management and the independent accountants the Company’s quarterly and annual financial statements prior to the filings of its quarterly and annual reports on Form 10-Q and Form 10-K; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating, Governance and Compensation Committee’s risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating, Governance and Compensation Committee consist solely of independent directors.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.
The Company believes that its Board of Director’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, as amended. As a RIC, the Company must, among other things, meet certain income source, asset diversification and income distribution requirements.
The Company believes that the extent of its Board of Directors’ (and its committees’) role in risk oversight complements its Board’s leadership structure because it allows the Company’s independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.
The Company believes that a board’s roles in risk oversight must be evaluated on a case by case basis and that the Board of Directors’ practices concerning risk oversight is appropriate. However, the Company continually re-examines the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. For the fiscal year ended June 30, 2018, our Board of Directors held 10 Board meetings, nine Audit Committee meetings, and one Nominating, Corporate Governance and Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Two directors attended last year’s annual meeting of stockholders in person.
The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10‑K; reviewing and discussing with management and the independent accountants the Company’s quarterly and annual financial statements prior to the filings of its quarterly and annual reports on Form 10‑Q and Form 10-K; pre‑approving the independent accountants’ engagement to render audit and/or permissible non‑audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S‑K. The Audit Committee may delegate its pre‑approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre‑approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full‑time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non‑audit services provided by the independent accountants to us.
The Nominating, Corporate Governance and Compensation Committee. The Nominating, Corporate Governance and Compensation Committee is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; determining or recommending to the Board of Directors for determination the compensation of any executive officers of the Company to the extent the Company pays any executive officers’ compensation; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating, Corporate Governance and Compensation Committee. Currently, the Company’s executive officers do not receive any direct compensation from the Company. The Nominating, Corporate Governance and Compensation Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating, Corporate Governance and Compensation Committee does not have a formal policy with respect to diversity. The Nominating, Corporate Governance and Compensation Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating, Corporate Governance and Compensation Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating, Corporate Governance and Compensation Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating, Corporate Governance and Compensation Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating, Corporate Governance and Compensation Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.
Corporate Governance
Corporate Governance Guidelines.    Upon the recommendation of the Nominating, Governance and Compensation Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.
Code of Conduct.    We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct can be accessed via our website at www.prospectstreet.com. We intend to disclose amendments to or waivers from a required provision of the code of conduct on our website.
Code of Ethics.    We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.
Internal Reporting and Whistle Blower Protection Policy.    The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016.
The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 42nd Floor, New York, New York 10016.

Independent Directors
The Board of Directors, in connection with the 1940 Act and the applicable Marketplace Rules of NASDAQ, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management and has concluded that Messrs. Cooper, Gremp and Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.
Proxy Voting Policies And Procedures
We have delegated our proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See “Regulation—Proxy Voting Policies and Procedures.”
Compensation of Directors and Officers
The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2018. No compensation is paid to the interested directors by the Company.

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Total Compensation Paid to Director/ Officer
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(4)	$150,000	None	$150,000
William J. Gremp(5)	$150,000	None	$150,000
Eugene S. Stark(6)	$150,000	None	$150,000
Executive Officers
Brian H. Oswald(2)(3)	None	None	None
Kristin Van Dask(2)(3)	None	None	None
_______________________________________________________________________________

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by Prospect Capital Management from the income Prospect Capital Management receives under the management agreement between Prospect Capital Management and us. Ms. Van Dask is and, prior to being replaced as an executive officer of the Company, Mr. Oswald was, compensated from the income Prospect Administration receives under the administration agreement.

(3)
On April 4, 2018, the Company’s Board of Directors appointed Ms. Van Dask as the Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer of the Company, effective immediately, in place of Mr. Oswald who previously served in such positions.

(4)	Mr. Cooper joined our Board of Directors on February 12, 2009.

(5)	Mr. Gremp joined our Board of Directors on April 1, 2010.

(6)	Mr. Stark joined our Board of Directors on September 4, 2008.
No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors and officers.
Management Services
Investment Advisory Agreement
We have entered into an investment advisory and management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory

Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.
The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our total assets. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. In the three months ended June 30, 2018, we incurred an incentive fee of $19.9 million (see calculation below). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).
We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies and to decrease if our interest and dividend income and capital gains decrease. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board of Directors would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate amortized cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The actual transfer or sale of assets by Prospect to a SPE established by Prospect and consolidated with Prospect is disregarded for purposes of calculating the incentive fee.
The following is a calculation of the most recently paid incentive fee paid in July 2018 (for the quarter ended June 30, 2018) (in thousands):

Prior Quarter Net Asset Value (adjusted for stock offerings during the quarter)	$3,346,396
Quarterly Hurdle Rate	1.75%
Current Quarter Hurdle	$58,562
125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$73,203
Current Quarter Pre Incentive Fee Net Investment Income	$99,351
Incentive Fee—“Catch-Up”	$14,678
Incentive Fee—20% in excess of 125% of the Current Quarter Hurdle	$2,741
Total Current Quarter Incentive Fee	$19,870
The total base management fees earned by and paid to Prospect Capital Management during the twelve months ended June 30, 2018, 2017 and 2016 were $118.0 million, $122.9 million and $126.5 million, respectively.
The income incentive fees were $71.7 million, $76.5 million and $92.8 million for the twelve months ended June 30, 2018, 2017 and 2016, respectively. No capital gains incentive fees were earned for the twelve months ended June 30, 2018, 2017 and 2016.
The total investment advisory fees were $189.7 million, $199.4 million and $219.3 million for the twelve months ended June 30, 2018, 2017 and 2016, respectively.
Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred negative total return in that quarter due to realized or unrealized losses on our investments.
Examples of Quarterly Incentive Fee Calculation
Example 1: Income Incentive Fee(*):
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

_______________________________________________________________________________
(*)    The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)	Represents 7% annualized hurdle rate

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income -- (base management fee + other expenses)) = 0.55%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________

(1)	Represents 7% annualized hurdle rate

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.00%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to the Investment Adviser.

Income incentive Fee	= 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)% = (100% × (2% - 1.75%)) + 0% = 100% × 0.25% + 0% = 0.25%) = 0.25%
Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.00%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________

(1)	Represents 7% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.30%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net))investment income - 2.1875)%
= (100% × (2.1875% - 1.75%)) + the greater of 0% AND (20% × (2.30% - 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%
Example 2: Capital Gains Incentive Fee:
        Alternative 1
        Assumptions

•	Year 1: $20 million investment made

•	Year 2: Fair market value (“FMV”) of investment determined to be $22 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)
        Alternative 2
        Assumptions

•	Year 1: $20 million investment made

•	Year 2: FMV of investment determined to be $17 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: FMV of investment determined to be $21 million

•	Year 5: FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 3: No impact

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

•	Year 5: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

•
Year 6:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

        Alternative 3
        Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”) and $20 million investment made in company B (“Investment B”)

•	Year 2: FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)
Alternative 4
Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”)

•	Year 2: FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

•	Year 3: FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

•	Year 4: FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million, and Investment B is sold for $23 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•
Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

•
Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

•
Year 5:    Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4)

Payment of our expenses
All investment professionals of the Investment Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Compliance Officer and Chief Financial Officer and his staff.
Duration and Termination
The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and was recently re-approved by the Board of Directors on June 19, 2018 for an additional one-year term expiring June 22, 2019. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors—Risks Relating to Our Business—We are dependent upon Prospect Capital Management’s key management personnel for our future success.”

Administration Agreement
We have also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and his staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see Managerial Assistance section below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly-owned subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are periodically reviewed by our Board of Directors.
The allocation of gross overhead expense from Prospect Administration was $20,715, 22,882, and $20,313 for the years ended June 30, 2018, 2017 and 2016, respectively. Prospect Administration received estimated payments of $10,684, $8,760 and $7,445 directly from our portfolio companies and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the years ended June 30, 2018, 2017 and 2016, respectively. Estimated payments received by Prospect Administration during the year ended June 30, 2018 additionally included $2,631 received from our insurance carrier. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. During the year ended June 30, 2017, other operating expenses in the amount of $876 incurred by us, which were attributable to CCPI Inc. (“CCPI”), have been reimbursed by CCPI and are reflected as an offset to our overhead allocation. No such reimbursements or expenses occurred during the years ended June 30, 2018 or June 30, 2016. During the year ended June 30, 2016, we renegotiated the managerial assistance agreement with First Tower LLC (“First Tower”) and reversed $1,200 of previously accrued managerial assistance at First Tower Delaware, $600 of which was expensed during the three months ended June 30, 2015, as the fee was paid by First Tower, which decreased our overhead expense. During the year ended June 30, 2016, we also incurred $379 of overhead expense related to our consolidated entity SB Forging Company, Inc. Net overhead during the years ended June 30, 2018, 2017 and 2016 totaled $10,031, $13,246 and $12,647, respectively.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management’s services under the Investment Advisory Agreement or otherwise as our investment adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as our administrator.
Board of Directors approval of the Investment Advisory Agreement
On June 19, 2018, our Board of Directors voted unanimously to renew the Investment Advisory Agreement for the 12-month period ending June 22, 2019. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Prospect Capital Management; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment Advisory Agreement, the Board of Directors, including all of the directors who are not “interested persons,” considered the following:
•Nature, Quality and Extent of Services. The Board of Directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The Board of Directors also considered Prospect Capital Management’s personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.
•Investment Performance. The Board of Directors reviewed our investment performance over various periods, including the one-, two-, three-, five- and ten-year periods ended December 31, 2017, as well as comparative data with respect to the investment performance of a group of other, comparable externally managed business development companies selected by the Adviser and the Company’s Board of Directors. The Board of Directors concluded that Prospect Capital Management was delivering results consistent with our investment objective and that our investment performance was satisfactory when compared to comparable business development companies.
•The reasonableness of the fees paid to Prospect Capital Management. The Board of Directors considered comparative data based on publicly available information on a group of other, comparable business development companies selected by the Adviser and the Company’s Board of Directors (the “BDC Expense Peers”) with respect to services rendered and the advisory fees (including the management fees and incentive fees), as well as our projected operating expenses, efficiency ratio and expense ratio compared to the BDC Expense Peers. The Board of Directors reviewed information concerning Prospect Capital Management’s costs in serving as the Company’s investment adviser, including costs associated with technology, infrastructure and compliance necessary to manage the Company, as well as compensation costs, Prospect Capital Management’s compensation program, and the relationship of such compensation to Prospect Capital Management’s ability to attract and retain investment advisory personnel. Finally, on behalf of the Company, the Board of Directors also considered the profitability of Prospect Capital Management. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable.
•Economies of Scale. The Board of Directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.
Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not “interested persons”) concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of the Company and its stockholders.
Portfolio Managers
The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of Service with Company (Years)
John F. Barry III	Chairman and Chief Executive Officer	14
M. Grier Eliasek	President and Chief Operating Officer	14
Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of the Company and of Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and the Company. Mr. Barry receives no compensation from the Company. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.

The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of June 30, 2018.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Portfolio Managers
John F. Barry III	Over $100,000
M. Grier Eliasek	Over $100,000
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
During the years ended June 30, 2018, 2017 and 2016, we received payments of $6,343, $6,923 and $6,102, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration. During the year ended June 30, 2016, we reversed $1,200 of managerial assistance expense related to our consolidated entity First Tower Delaware which was included within allocation from Prospect Administration on our Consolidated Statement of Operations for the year ended June 30, 2016. The $1,200 was subsequently paid to Prospect Administration by First Tower LLC, the operating company.
License Agreement
We entered into a license agreement with Prospect Capital Investment Management, LLC, an affiliate of Prospect Capital Management, pursuant to which Prospect Capital Investment Management agreed to grant us a non-exclusive, royalty free license to use the name “Prospect Capital.” Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS
We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our Chairman of the Board of Directors is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Notes 13 and 14 in the accompanying Consolidated Financial Statements, “Risk Factors—Risks Relating To Our Business—Potential conflicts of interest could impact our investment returns” and “Risk Factors—Risks Relating To Our Securities—Our ability to enter into transactions with our affiliates is restricted.”
In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of October 19, 2018, there were no persons that owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.
The following table sets forth, as of October 19, 2018 certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
5% or more holders
John F. Barry III	35,843,500	9.8%
Other executive officers and directors as a group	1,891,053	0.5%
_______________________________________________________________________________

(1)	Based on a total of 365,480,988 shares of our common stock issued and outstanding as of October 19, 2018.
The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of June 30, 2018 within the same family of investment companies. Information as to beneficial ownership is based on information furnished to us by the directors. We are part of a “family of investment companies”, as that term is defined in the 1940 Act, that includes Priority Income Fund, Inc. (“Priority”) and Pathway Capital Opportunity Fund, Inc. (“Pathway”).

Name of Director or Officer	Dollar Range of Equity Securities in the Company(1)	Dollar Range of Equity Securities in Priority(1)	Dollar Range of Equity Securities in Pathway(1)
Independent Directors
William J. Gremp	$50,001 - $100,000	None	None
Andrew C. Cooper	None	None	None
Eugene S. Stark	Over $100,000	None	None
Interested Directors
John F. Barry III	Over $100,000	None	None
M. Grier Eliasek	Over $100,000	None	None
Officer
Kristin Van Dask	Over $100,000	None	None
_______________________________________________________________________________

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

PORTFOLIO COMPANIES
The following is a listing of our portfolio companies at June 30, 2018. Values are as of June 30, 2018.
The portfolio companies are presented in three categories: “companies more than 25% owned” are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by us under the 1940 Act; “companies owned 5% to 24.99%” are portfolio companies where Prospect directly or indirectly owns 5% to 24.99% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company’s Board of Directors and, therefore, such portfolio company is deemed to be an affiliated person with us under the 1940 Act; “companies less than 5% owned” are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of June 30, 2018, Prospect owned controlling interests in CCPI Inc.; CP Energy Services Inc.; Credit Central Loan Company, LLC; Echelon Aviation LLC; First Tower Finance Company LLC; Freedom Marine Solutions, LLC; InterDent, Inc.; MITY, Inc.; National Property REIT Corp.; Nationwide Loan Company LLC; NMMB, Inc.; Pacific World Corporation; R-V Industries, Inc.; SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company); USES Corp.; Valley Electric Company, Inc.; and Wolf Energy, LLC. We also own affiliated interests in Edmentum Ultimate Holdings, LLC; Nixon, Inc.; and Targus International, LLC. Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies’ Boards of Directors.

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Companies more than 25% owned
CCPI Inc. 838 Cherry Street Blanchester, OH 45107	Electronic Equipment, Instruments & Components	Senior Secured Term Loan A (10.00%, due 12/31/2020)	First priority lien			2,881
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2020)	First priority lien			17,819
		Common Stock (14,857 shares)		95%	15,056
CP Energy Services Inc. 1508 Neptune Drive Clinton, OK 73601	Energy Equipment & Services	Senior Secured Term Loan (13.31% (LIBOR + 11.00% with 1.00% LIBOR floor), due 12/29/2022)	First priority lien			35,048
		Series B Convertible Preferred Stock (16.00%, 790 shares)		100%	63,225
		Common Stock (102,924 shares)		100%	24,988
Credit Central Loan Company, LLC 700 East North Street, Suite 15 Greenville, SC 29601	Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2024)(1)	Second priority lien			51,855
		Class A Units (10,640,642 units)(1)		98%	23,196
		Net Revenues Interest (25% of Net Revenues)(1)		25%	1,626
Echelon Aviation LLC 1465 Post Road East Westport, CT 06880	Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)	First priority lien			31,055
		Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)	First priority lien			16,044
		Membership Interest (100%)		100%	35,179
First Tower Finance Company LLC P.O. Box 320001 406 Liberty Park Court Flowood, MS 39232	Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 10.00% PIK, due 6/24/2019)(1)	Second priority lien			273,066
		Class A Units (95,709,910 units)(1)		80%	169,944
Freedom Marine Solutions, LLC 111 Evergreen Drive Houma, LA 70364	Energy Equipment & Services	Membership Interest (100%)		100%	13,037

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
InterDent, Inc. 9800 South La Cienega Boulevard, Suite 800 Inglewood, CA 90301	Health Care Providers & Services	Senior Secured Term Loan A (7.59% (LIBOR + 5.50% with 0.75% LIBOR floor), due 12/31/2017, past due)	First priority lien			77,994
		Senior Secured Term Loan B (8.34% (LIBOR + 6.25% with 0.75% LIBOR floor) plus 4.25% PIK, due 12/31/2017, past due)	First priority lien			119,627
		Senior Secured Term Loan C (18.00% PIK, due on demand)	First priority lien			—
		Warrants (to purchase 4,900 shares of Common Stock, expires 3/22/2030)			—
MITY, Inc. 1301 West 400 North Orem, UT 84057	Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)	First priority lien			26,250
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 1/30/2020)	First priority lien			24,442
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(1)				5,563
		Common Stock (42,053 shares)		95%	2,639
National Property REIT Corp. 1389 Center Drive, Suite 170, Park City, UT 84098	Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 10.50% PIK, due 4/1/2019)	First priority lien			293,203
		Senior Secured Term Loan E (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.50% PIK, due 4/1/2019)	First priority lien			226,180
		Common Stock (3,042,393 shares)		100%	436,105
		Net Operating Income Interest (5% of Net Operating Income)		5%	99,488
Nationwide Loan Company LLC 3435 North Cierco Avenue Chicago, IL 60641	Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(1)	Second priority lien			17,410
		Class A Units (32,456,159 units)(1)		94%	16,443
NMMB, Inc. 10 Abeel Road Cranbury, NJ 08512	Media	Senior Secured Note (14.00%, due 5/6/2021)	First priority lien			3,714
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2021)	First priority lien			4,900
		Series A Preferred Stock (7,200 shares)		51%	5,663
		Series B Preferred Stock (5,669 shares)		40%	4,458
Pacific World Corporation 75 Enterprise, Suite 300 Aliso Viejo, CA 92656	Personal Products	Revolving Line of Credit – $26,000 Commitment (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 9/26/2020)	First priority lien			20,825
		Senior Secured Term Loan A (7.34% (LIBOR + 5.25% with 1.00% LIBOR floor), due 9/26/2020)	First priority lien			96,250
		Senior Secured Term Loan B (11.34% PIK (LIBOR + 9.25% with 1.00% LIBOR floor), in non-accrual status effective 5/21/2018, due 9/26/2020)	First priority lien			47,945
		Convertible Preferred Equity (100,000 units)			-
		Common Stock (6,778,414 units)		8%	-

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
R-V Industries, Inc. 584 Poplar Road Honey Brook, PA 19344	Machinery	Senior Subordinated Note (11.34% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)	Second priority lien			28,622
		Common Stock (745,107 shares)		88%	3,264
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company) 10 Westport Road, Suite C204 Wilton, CT 06897	Energy Equipment & Services	Series A Convertible Preferred Stock (6.50%, 99,000 shares)		100%	2,194
		Common Stock (100 shares)		100%	—
USES Corp. 200 Crescent Court, Suite 1030 Dallas, TX 75201	Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	First priority lien			16,319
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	First priority lien			—
		Common Stock (268,962 shares)		100%	—
Valley Electric Company, Inc. 1100 Merrill Creek Parkway Everett, WA 98023	Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)	First priority lien			10,430
		Senior Secured Note (8.00% plus 10.00% PIK, due 6/23/2024)	First priority lien			27,781
		Consolidated Revenue Interest (2.0%)		2%	—
		Common Stock (50,000 shares)		95%	12,586
Wolf Energy, LLC 910 Foulk Road, Suite 201 Wilmington, DE 19803	Energy Equipment & Services	Membership Interest (100%)		100%	—
		Membership Interest in Wolf Energy Services Company, LLC (100%)		100%	—
		Net Profits Interest (8% of Equity Distributions)		8%	12
Companies 5% to 24.99% owned
Edmentum Ultimate Holdings, LLC 5600 West 83rd Street, Suite 300, 8200 Tower Bloomington, MN 55437	Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00% PIK, due 12/9/2021)	Second priority lien			7,834
		Unsecured Senior PIK Note (8.50% PIK, due 12/9/2021)	None			7,520
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 12/9/2021)	None			19,862
		Class A Units (370,964 units)		12%	—
Nixon, Inc. 701 South Coast Highway Encinitas, CA 92024	Textiles, Apparel & Luxury Goods	Common Stock (857 units)		9%	—
Targus International, LLC 1211 North Miller Street Anaheim, CA 92806	Textiles, Apparel & Luxury Goods	Common Stock (7,383,395 shares)		16%	23,220
Companies less than 5% owned
ACE Cash Express, Inc. 1231 Greenway Drive, Suite 600 Irving, TX 75038	Consumer Finance	Senior Secured Note (12.00%, due 12/15/2022)(1)	First priority lien			21,594
AgaMatrix, Inc. 7C Raymond Avenue Salem, NH 03079	Healthcare Equipment and Supplies	Senior Secured Term Loan (11.33% (LIBOR + 9.00% with 1.25% LIBOR floor), due 9/29/2022)	First priority lien			35,815
American Gilsonite Company 29950 S. Bonanza Highway Bonanza, UT 84008	Chemicals	Membership Interest (0.05%, 131 shares)		—%	—

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Apidos CLO IX P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 7/15/2023)(1)			76
Apidos CLO XI P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 7.80%, due 1/17/2028)(1)			25,000
Apidos CLO XII P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 15.35%, due 4/15/2031)(1)			26,518
Apidos CLO XV P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 14.14%, due 4/20/2031)(1)			26,960
Apidos CLO XXII P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 12.65%, due 10/20/2027)(1)			25,047
Ark-La-Tex Wireline Services, LLC 6913 Wesport Avenue Shreveport, LA 71129	Energy & Equipment Services	Senior Secured Term Loan B (13.59% (LIBOR + 11.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)	First priority lien			787
Armor Holding II LLC 6201 15th Avenue Brooklyn, NY 11219	Commercial Services & Supplies	Second Lien Term Loan (11.10% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)	Second priority lien			7,000
Atlantis Health Care Group (Puerto Rico), Inc. 299 Park Avenue, 34th Floor New York, NY 10171	Health Care Providers & Services	Revolving Line of Credit – $7,000 Commitment (10.81% (LIBOR + 8.50% with 1.50% LIBOR floor), due 8/21/2019)	First priority lien			6,900
		Senior Term Loan (10.81% (LIBOR + 8.50% with 1.50% LIBOR floor), due 2/21/2020)	First priority lien			76,607
ATS Consolidated, Inc. 360 North Crescent Drive Beverly Hills, CA 90210	Electronic Equipment, Instruments & Components	Second Lien Term Loan (9.84% (LIBOR + 7.75%, due 2/27/2026)	Second priority lien			14,873
Autodata, Inc./ Autodata Solutions, Inc. 909 North Sepulveda Boulevard, 11th Floor El Segundo, CA 90245	Software	Second Lien Term Loan (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 12/12/2025)	Second priority lien			5,972
Barings CLO 2018-III (f/k/a Babson CLO Ltd. 2014-III) P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 11.35%, due 7/20/2029)(1)			46,933
Broder Bros., Co. Six Neshaminy Interplex, 6th Floor Trevose, PA 19053	Textiles, Apparel & Luxury Goods	Senior Secured Note (10.33% (LIBOR + 8.00% with 1.25% LIBOR floor), due 12/02/2022)	First priority lien			274,009
Brookside Mill CLO Ltd. 75 Fort Street P.O. Box 1350 George Town, Grand Cayman, KY1-1108 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 8.73%, due 1/18/2028)(1)			13,466
California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.) P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Preference Shares (Residual Interest, current yield 12.20%, due 10/16/2028)(1)			35,852

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Candle-Lite Company, LLC 10521 Millington Ct Cincinnati, OH 45242	Household & Personal Products	Senior Secured Term Loan A (7.81% (LIBOR + 5.50% with 1.25% LIBOR floor), due 1/23/2023)	First priority lien			12,438
		Senior Secured Term Loan B (11.81% (LIBOR + 9.50% with 1.25% LIBOR floor), due 1/23/2023)	First priority lien			12,500
Capstone Logistics Acquisition, Inc. 6525 The Corners Parkway, Suite 520 Peachtree Corners, GA 30092	Commercial Services & Supplies	Second Lien Term Loan (10.34% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)	Second priority lien			100,136
Carlyle Global Market Strategies CLO 2014-4, Ltd. 190 Elgin Avenue George Town, Grand Cayman KY1-9005 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 20.73%, due 7/15/2030)(1)			18,807
Carlyle Global Market Strategies CLO 2016-3, Ltd. 27 Hospital Road George Town, Grand Cayman KY1-9008 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 18.00%, due 10/20/2029)(1)			29,080
Carlyle C17 CLO Limited (f/k/a Cent CLO 17 Limited) P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 18.34%, due 4/30/2031)(1)			15,196
Cent CLO 20 Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 15.40%, due 1/25/2026)(1)			28,269
Cent CLO 21 Limited P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 17.56%, due 7/27/2026)(1)			33,703
Centerfield Media Holding Company 855 N. Douglas Street El Segundo, CA 90245	Internet Software and Services	Senior Secured Term Loan A (9.31% (LIBOR + 7.00% with 2.00% LIBOR floor), due 1/17/2022)	First priority lien			66,300
		Senior Secured Term Loan B (14.81% (LIBOR + 12.50% with 2.00% LIBOR floor), due 1/17/2022)	First priority lien			68,000
CIFC Funding 2013-III-R, Ltd. (f/k/a CIFC Funding 2013-III, Ltd.) P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 14.43%, due 4/24/2031)(1)			25,250
CIFC Funding 2013-IV, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 14.31%, due 4/28/2031)(1)			27,697
CIFC Funding 2014-IV Investor, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Income Notes (Residual Interest, current yield 8.46%, due 10/19/2026)(1)			23,715
CIFC Funding 2016-I, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Income Notes (Residual Interest, current yield 13.11%, due 10/21/2028)(1)			27,998
Cinedigm DC Holdings, LLC 902 Broadway, 9th Floor New York, NY 10010	Media	Senior Secured Term Loan (11.31% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	First priority lien			31,460

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Class Appraisal, LLC 2600 Bellingham Dr. #100 Troy, MI 48083	Real Estate Management & Development	Revolving Line of Credit – $1,500 Commitment (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/12/2020)	First priority lien			—
		Senior Secured Term Loan (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/10/2023)	First priority lien			41,860
Coverall North America, Inc. 1201 West Peachtree, Suite 2800 Atlanta, GA 30309	Commercial Services & Supplies	Senior Secured Term Loan A (8.31% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)	First priority lien			19,100
		Senior Secured Term Loan B (13.31% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)	First priority lien			24,750
CP VI Bella Midco 2701 Renaissance Boulevard, Suite 200 King of Prussia, PA 19406	IT Services	Second Lien Term Loan (8.84% (LIBOR + 6.75%, due 12/29/2025)	Second priority lien			1,990
CURO Financial Technologies Corp. 3527 North Ridge Road Wichita, KS 67205	Consumer Finance	Senior Secured Notes (12.00%, due 3/1/2022)(1)	First priority lien			11,844
Digital Room LLC 8000 Haskell Avenue Van Nuys, CA 91406	Commercial Services & Supplies	First Lien Term Loan (7.10% (LIBOR + 5.00% with 1.00% LIBOR floor), due 12/29/2023)	First priority lien			9,925
		Second Lien Term Loan (10.85% (LIBOR + 8.75% with 1.00% LIBOR floor), due 12/29/2024)	Second priority lien			57,100
Dunn Paper, Inc. 218 Riverview St. Port Huron, MI 48060	Paper & Forest Products	Second Lien Term Loan (10.84% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)	Second priority lien			11,226
Easy Gardener Products, Inc. 3022 Franklin Avenue Waco, TX 76710	Household Durables	Senior Secured Term Loan (12.31% (LIBOR + 10.00% with 0.25% LIBOR floor), due 09/30/2020)	First priority lien			15,728
Engine Group, Inc. 315 Park Avenue South, 14th Floor New York, NY 10010	Media	Senior Secured Term Loan (7.08% (LIBOR + 4.75% with 1.00% LIBOR floor), due 9/15/2022)	First priority lien			4,813
		Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 9/15/2023)	Second priority lien			35,000
EXC Holdings III Corp. 200 West Street Waltham, MA 02451	Technology Hardware, Storage & Peripherals	Second Lien Term Loan (9.97% (LIBOR + 7.50% with 1.00% LIBOR floor), due 12/01/2025)	Second priority lien			12,500
Fleetwash, Inc. 26 Law Drive Fairfield, NJ 07004	Commercial Services & Supplies	Senior Secured Term Loan B (11.31% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/30/2022)	First priority lien			21,544
		Delayed Draw Term Loan – $15,000 Commitment (10.31% (LIBOR + 8.00% with 1.00% LIBOR floor), expires 4/30/2022)	First priority lien			—
Galaxy XV CLO, Ltd. P.O Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 12.42%, due 10/15/2030)(1)			30,457
Galaxy XXVII CLO, Ltd. (f/k/a Galaxy XVI CLO, Ltd.) 190 Elgin Avenue George Town, Grand Cayman KY1-9005 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 13.57%, due 5/16/2031)(1)			13,688
Galaxy XXVIII CLO, Ltd. (f/k/a Galaxy XVII CLO, Ltd.) P.O Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 10.89%, due 7/15/2031)(1)			22,335

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Galaxy XXVIII CLO, Ltd. P.O Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Class F Junior Notes (LIBOR + 8.48%, due 7/15/2031)(1)			6,159
H.I.G. ECI Merger Sub, Inc. 100 High Street, 16th Floor Boston, MA 02110	IT Services	Revolving Line of Credit – $5,000 Commitment (9.81% (LIBOR + 7.50% with 1.50% LIBOR floor), due 9/30/2018)	First priority lien			—
		Senior Secured Term Loan A (7.81% (LIBOR + 5.50% with 1.50% LIBOR floor), due 5/31/2023)	First priority lien			44,688
		Senior Secured Term Loan B (12.81% (LIBOR + 10.50% with 1.50% LIBOR floor), due 5/31/2023)	First priority lien			29,900
Halcyon Loan Advisors Funding 2012-1 Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 8/15/2023)(1)			3,125
Halcyon Loan Advisors Funding 2013-1 Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 4/15/2025)(1)			11,017
Halcyon Loan Advisors Funding 2014-1 Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 10.30%, due 4/18/2026)(1)			11,647
Halcyon Loan Advisors Funding 2014-2 Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 8.64%, due 4/28/2025)(1)			19,050
Halcyon Loan Advisors Funding 2015-3 Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 19.80%, due 10/18/2027)(1)			32,513
Harbortouch Payments, LLC 2202 North Irving Street Allentown, PA 18109	Commercial Services & Supplies	Escrow Receivable			917
HarbourView CLO VII-R, Ltd. (f/k/a HarbourView CLO VII, Ltd.) P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 18.94%, due 7/18/2031)(1)			13,689
Help/Systems Holdings, Inc. 6455 City West Parkway Eden Prairie, MN 55344	Software	Second Lien Term Loan (9.84% (LIBOR + 7.75%), due 3/27/2026)	Second priority lien			11,293
Ingenio, LLC 221 Main Street, Suite 700 San Francisco, CA 94105	Internet Software & Services	Senior Secured Term Loan (9.82% (LIBOR + 7.50% with 1.25% LIBOR floor), due 9/26/2022)	First priority lien			9,647
Inpatient Care Management Company LLC 19105 US Highway 41 North, Suite 300 Lutz, FL 33548	Health Care Providers & Services	Senior Secured Term Loan (10.31% (LIBOR + 8.00% with 1.00% LIBOR floor), due 6/8/2021)	First priority lien			23,698

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Janus International Group, LLC 135 Janus International Blvd. Temple, GA 30179	Building Products	Second Lien Term Loan (9.84% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2026)	Second priority lien			10,000
JD Power and Associates 3200 Park Center Drive, 13th Floor Costa Mesa, CA 92626	Capital Markets	Second Lien Term Loan (10.59% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)	Second priority lien			20,000
Jefferson Mill CLO Ltd. 75 Fort Street P.O. Box 1350 George Town, Grand Cayman, KY1-1108 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 7.20%, due 7/20/2027)(1)			12,392
K&N Parent, Inc. 1455 Citrus Street Riverside, CA 92507	Auto Components	Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/21/2024)	Second priority lien			12,887
Keystone Acquisition Corp. 777 East Park Drive Harrisburg, PA 17111	Health Care Providers & Services	Second Lien Term Loan (11.58% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)	Second priority lien			50,000
LCM XIV Ltd. P.O. Box 1093 Queensgate House Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Income Notes (Residual Interest, current yield 16.28%, due 7/21/2031)(1)			24,257
Madison Park Funding IX, Ltd. 75 Fort Street P.O. Box 1350 George Town, Grand Cayman, KY1-1108 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 57.45%, due 8/15/2022)(1)			2,200
Maverick Healthcare Equity, LLC 2546 West Birchwood Avenue Mesa, AZ 85202	Health Care Providers & Services	Preferred Units (10.00%, 1,250,000 units)		1%	446
		Class A Common Units (1,250,000 units)		1%	—
MedMark Services, Inc. 1720 Lakepointe Drive, Suite 117 Lewisvill, TX 75057	Health Care Providers & Services	Second Lien Term Loan (10.55% (LIBOR + 8.25% with 1.00% LIBOR floor), due 3/1/2025)				6,933
Memorial MRI & Diagnostic, LLC 5700 Granite Parkway, Suite 435 Plano, TX 75024	Health Care Providers & Services	Senior Secured Term Loan (10.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 3/16/2022)	First priority lien			36,925
Mobile Posse, Inc. 1010 North Glebe Rd #200 Arlington, VA 22201	Media	First Lien Term Loan (10.83% (LIBOR + 8.50% with 2.00% LIBOR floor), due 4/3/2023)	First priority lien			27,700
Mountain View CLO 2013-I Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 13.66%, due 10/15/2030)(1)			23,267
Mountain View CLO IX Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 17.63%, due 7/15/2031)(1)			37,333
MRP Holdco, Inc. 131 Clarendon Street, 3rd Floor Boston, MA 02116	IT Services	Senior Secured Term Loan A (6.59% (LIBOR + 4.50% with 1.50% LIBOR floor), due 4/17/2024)	First priority lien			43,000
		Senior Secured Term Loan B (10.59% (LIBOR + 8.50% with 1.50% LIBOR floor), due 4/17/2024)	First priority lien			43,000

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Octagon Investment Partners XV, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Income Notes (Residual Interest, current yield 14.58%, due 7/19/2030)(1)			26,350
Octagon Investment Partners XVIII, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Income Notes (Residual Interest, current yield 17.26%, due 4/16/2031)(1)			26,420
Pearl Intermediate Parent LLC 1 Gorham Island, Suite 300 Westport, CT 06880	Health Care Providers & Services	Second Lien Term Loan (8.33% (LIBOR + 6.25%, due 2/15/2026)	Second priority lien			5,000
PeopleConnect Intermediate LLC (f/k/a Intelius, Inc.) 500 108th Avenue Suite 1600 Bellevue, WA 98004	Internet Software & Services	Revolving Line of Credit – $1,000 Commitment (11.81% (LIBOR + 9.50% with 1.00% LIBOR floor), due 8/11/2020)	First priority lien			500
		Senior Secured Term Loan A (8.81% (LIBOR + 6.50% with 1.00% LIBOR floor), due 7/1/2020)	First priority lien			18,828
		Senior Secured Term Loan B (14.81% (LIBOR + 12.50% with 1.00% LIBOR floor), due 7/1/2020)	First priority lien			20,163
PGX Holdings, Inc. 330 North Cutler Drive North Salt Lake, UT 84054	Diversified Consumer Services	Second Lien Term Loan (11.09% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)	Second priority lien			118,289
PharMerica Corporation 1901 Campus Place Louisville, KY 40299	Pharmaceuticals	Second Lien Term Loan (9.80% (LIBOR + 7.75% with 1.00% LIBOR floor), due 12/7/2025)	Second priority lien			12,000
Photonis Technologies SAS 18 Avenue de Pythagore, Domaine de Pelus Axis Business Park, Bat. 5E 33700 Merignac, France	Electronic Equipment, Instruments & Components	First Lien Term Loan (9.83% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(1)	First priority lien			12,335
PlayPower, Inc. 11515 Vanstory Drive, Suite 100 Huntersville, NC 28078	Leisure Products	Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)	Second priority lien			11,000
Research Now Group, Inc. & Survey Sampling International LLC 5800 Tennyson Parkway, Suite 600 Plano, TX 75024	Professional Services	First Lien Term Loan (7.86% (LIBOR + 5.50% with 1.00% LIBOR floor), due 12/20/2024)	First priority lien			9,608
		Second Lien Term Loan (11.82% (LIBOR + 9.50% with 1.00% LIBOR floor), due 12/20/2025)	Second priority lien			47,382
RGIS Services, LLC 345 Park Avenue, 44th Floor New York, NY 10154	Commercial Services & Supplies	Senior Secured Term Loan (9.59% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)	First priority lien			14,339
RME Group Holding Company 810 7th Avenue, 35th Floor New York, NY 10019	Media	Senior Secured Term Loan A (8.33% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)	First priority lien			35,146
		Senior Secured Term Loan B (13.33% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)	First priority lien			24,349
Rocket Software, Inc. 275 Grove Street Newton, MA 02466	Software	Second Lien Term Loan (11.83% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/14/2024)	Second priority lien			50,000
Romark WM-R Ltd. (f/k/a Washington Mill CLO Ltd.) 75 Fort Street P.O. Box 1350 George Town, Grand Cayman, KY1-1108 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 12.41%, due 4/20/2031)(1)			17,961

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Rosa Mexicano 264 West 40th Street New York, NY 10018	Hotels, Restaurants & Leisure	Revolving Line of Credit – $2,500 Commitment (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023	First priority lien			—
		Senior Secured Term Loan (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023	First priority lien			29,813
SCS Merger Sub, Inc. 10100 Reunion Place, Suite 500 San Antonio, TX 78216	IT Services	Second Lien Term Loan (11.59% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)	Second priority lien			20,000
Securus Technologies Holdings, Inc. 14651 Dallas Parkway, Suite 600 Dallas, TX 75254-8815	Communications Equipment	Second Lien Term Loan (10.34% (LIBOR + 8.25% with 1.00% LIBOR floor), due 11/01/2025)	Second priority lien			40,000
SEOTownCenter, Inc. 2600 W. Executive Pkwy. #200 Lehi, UT 84043	Internet Software & Services	Senior Secured Term Loan A (9.84% (LIBOR + 7.50% with 2.00% LIBOR floor), due 4/07/2023)	First priority lien			25,000
		Senior Secured Term Loan B (14.84% (LIBOR + 12.50% with 2.00% LIBOR floor), due 4/07/2023)	First priority lien			17,000
SESAC Holdco II LLC 55 Nashville Music Square East Nashville, TN 37203	Media	Second Lien Term Loan (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)	Second priority lien			2,975
Small Business Whole Loan Portfolio 10 East 40th Street, 44th Fl. New York, NY 10016	Online Lending	124 Small Business Loans purchased from On Deck Capital, Inc.	None			17
SMG US Midco 300 Conshohocken State Rd., Suite 450 West Conshohocken, PA 19428	Hotels, Restaurants & Leisure	Second Lien Term Loan (9.09% (LIBOR + 7.00%, due 1/23/2026)	Second priority lien			7,482
Spartan Energy Services, Inc. 345 Doucet Road Lafayette, LA 70503	Energy Equipment & Services	Senior Secured Term Loan A (7.98% (LIBOR + 6.00% with 1.00% LIBOR floor), due 12/28/2018)	First priority lien			13,046
		Senior Secured Term Loan B (13.98% PIK (LIBOR + 12.00% with 1.00% LIBOR floor), due 12/28/2018)	First priority lien			18,237
Spectrum Holdings III Corp 2500 Northwinds Parkway, Suite 472 Alpharetta, GA 30009	Health Care Equipment & Supplies	Second Lien Term Loan (9.09% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/31/2026)	Second priority lien			7,464
Strategic Materials 17220 Katy Freeway, Suite 150 Houston, TX 77094	Household Durables	Second Lien Term Loan (10.10% (LIBOR + 7.75% with 1.00% LIBOR floor), due 11/1/2025)	Second priority lien			6,936
Stryker Energy, LLC 6690 Beta Drive, Suite 214 Mayfield Village, OH 44143	Oil, Gas & Consumable Fuels	Overriding Royalty Interests			—
Sudbury Mill CLO Ltd. 75 Fort Street P.O. Box 1350 George Town, Grand Cayman, KY1-1108 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 5.47%, due 1/17/2026)(1)			14,218
Symphony CLO XIV Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 3.78%, due 7/14/2026)(1)			27,478
Symphony CLO XV, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 7.30%, due 10/17/2026)(1)			32,433

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
TGP HOLDINGS III LLC 1215 E. Wilmington Ave., Suite 200 Salt Lake City, UT 84106	Household Durables	Second Lien Term Loan (10.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/25/2025)	Second priority lien			2,959
TouchTunes Interactive Networks, Inc. 850 Third Avenue, Suite 15C New York, NY 10022	Internet Software & Services	Second Lien Term Loan (10.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)	Second priority lien			14,000
Town & Country Holdings, Inc. 295 Fifth Avenue, Suite 412 New York, NY 10016	Distributors	First Lien Term Loan (11.33% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/26/2023)	First priority lien			69,650
Transplace Holdings, Inc. 3010 Gaylord Parkway, Suite 200 Frisco, TX 75034	Transportation Infrastructure	Second Lien Term Loan (10.79% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/6/2025)	Second priority lien			28,104
Turning Point Brands, Inc. 5201 Interchange Way Louisville, KY 40229	Tobacco	Second Lien Term Loan (9.04% (LIBOR + 7.00% with 0.00% LIBOR floor), due 3/7/2024)	Second priority lien			14,392
United Sporting Companies, Inc. 267 Columbia Ave Chapin, SC 29036	Distributors	Second Lien Term Loan (13.09% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)	Second priority lien			58,806
		Common Stock (24,967 shares)		3%	—
Universal Fiber Systems, LLC 14401 Industrial Park Road Bristol, VA 24202	Textiles, Apparel & Luxury Goods	Second Lien Term Loan (11.60% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)	Second priority lien			37,000
Universal Turbine Parts, LLC 120 Grouby Airport Road Prattsville, AL 36067	Trading Companies & Distributors	Senior Secured Term Loan A (8.06% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)	First priority lien			27,926
		Senior Secured Term Loan B (14.06% (LIBOR + 11.75% with 1.00% LIBOR floor), due 7/22/2021)	First priority lien			28,273
USG Intermediate, LLC 6500 River Place Blvd., Building III, Suite 400 Austin, TX 78730	Leisure Products	Revolving Line of Credit – $2,500 Commitment (11.34% (LIBOR + 9.25% with 1.00% LIBOR floor), due 8/24/2018)	First priority lien			2,500
		Senior Secured Term Loan A (8.84% (LIBOR + 6.75% with 1.00% LIBOR floor), due 8/24/2022)	First priority lien			11,385
		Senior Secured Term Loan B (13.84% (LIBOR + 11.75% with 1.00% LIBOR floor), due 8/24/2022)	First priority lien			20,741
		Equity			—
UTZ Quality Foods, LLC 900 High Street Hanover, PA 17331	Food Products	Second Lien Term Loan (9.34% (LIBOR + 7.25%, due 11/21/2025)	Second priority lien			9,886
VC GB Holdings, Inc. 7400 Linder Avenue Skokie, IL 60077	Household Durables	Subordinated Secured Term Loan (10.09% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)	Second priority lien			16,000
Venio LLC 640 Freedom Business Center Drive, Suite 600 King of Prussia, PA 19406	Professional Services	Second Lien Term Loan (4.00% plus PIK 10.00% (LIBOR + 7.50% with 2.50% LIBOR floor), due 2/19/2020)	Second priority lien			20,001
Voya CLO 2012-2, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(1)			595
Voya CLO 2012-3, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(1)			585

Portfolio Company	Nature of its Principal Business	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Voya CLO 2012-4, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Income Notes (Residual Interest, current yield 11.96%, due 10/16/2028)(1)			28,264
Voya CLO 2014-1, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 16.47%, due 4/18/2031)(1)			26,931
Voya CLO 2016-3, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 12.68%, due 10/18/2027)(1)			22,912
Voya CLO 2017-3, Ltd. P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Notes (Residual Interest, current yield 12.26%, due 7/20/2030)(1)			43,351
Wink Holdco, Inc. 939 Elkridge Landing Road, Suite 200 Linthicum, MD 21090	Insurance	Second Lien Term Loan (8.85% (LIBOR + 6.75% with 1.00% LIBOR floor), due 12/1/2025)	Second priority lien			2,986
_______________________________________________________________________________

(1)
Certain investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The Company monitors the status of these assets on an ongoing basis. As of June 30, 2018, our non-qualifying assets as a percentage of total assets stood at 26.8%.

DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.
In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.
Most of the investments in our portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors – Risks Relating to Our Business – Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”
The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.
As part of the fair valuation process, the independent valuation firms engaged by the Board of Directors perform a review of each debt and equity investment requiring fair valuation and provide a range of values for each investment, which, along with management’s valuation recommendations, is reviewed by our Audit Committee. Management and the independent valuation firms may adjust their preliminary evaluations to reflect comments provided by our Audit Committee. The Audit Committee reviews the final valuation reports and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firms and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.
Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
We may submit to our stockholders, for their approval, a proposal seeking authorization to make sales of our common stock at prices below our most recently determined NAV per share. Pursuant to the approval of our Board of Directors, we have made such sales in the past, and we may continue to do so under this prospectus if we seek and receive stockholder approval.
In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors considers a variety of factors including matters such as:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares of common stock in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.
Our Board of Directors also considers the fact that sales of common stock at a discount will benefit our Investment Advisor as the Investment Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at premium to NAV per share.
If we seek and receive stockholder approval, we will not sell shares of common stock under a prospectus supplement to a registration statement (the “current registration statement”) if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $9.35 and we have 365.0 million shares of common stock outstanding, sale of 70.0 million shares of common stock at net proceeds to us of $4.67 per share (an approximately 50% discount) would produce dilution of 8.05%. If we subsequently determined that our NAV per share decreased to $8.49 on the then 435.0 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 68.5 million shares of common stock at net proceeds to us of $4.37 per share, which would produce dilution of 6.79%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.
Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing stockholders who do not purchase any shares of common stock in the offering;

•	existing stockholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

•	new investors who become stockholders by purchasing shares of common stock in the offering.
NAV per share used in the tables below is based on Prospect’s most recently determined NAV per share as of June 30, 2018, as adjusted to give effect to issuances and redemption of Prospect common stock since June 30, 2018. The NAV per share used for purposes of providing information in the table below is thus an estimate and does not necessarily reflect actual NAV per share at the time sales are made. Actual NAV per share may be higher or lower based on potential changes in valuations of Prospect’s portfolio securities, accruals of income, expenses and distributions declared and thus may be higher or lower at the assumed sales prices than shown below.
The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.
The examples assume that we have 365.0 common shares outstanding, $5,862,000,000 in total assets and $2,450,000,000 in total liabilities. The current NAV and NAV per share are thus $3,412,000,000 and $9.35. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 18,250,000 shares (5% of the outstanding shares) at $8.88 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 36,500,000 shares (10% of the outstanding shares) at $8.41 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 91,250,000 shares (25% of the outstanding shares) at $7.01 per share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 91,250,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

	Prior to Sale	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$9.27		$8.77		$7.31		—
Net Proceeds per Share to Issuer		$8.88		$8.41		$7.01		—
Decrease to NAV
Total Shares Outstanding	365,000,000	383,250,000	5.00%	401,500,000	10.00%	456,250,000	25.00%	456,250,000	25.00%
NAV per Share	$9.35	$9.33	(0.24)%	$9.26	(0.91)%	$8.88	(5.00)%	7.48	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	365,000	365,000	—	365,000	—	365,000	—	365,000	—
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(20.00)%	0.08%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$3,412,000	$3,403,876	(0.24)%	$3,380,981	(0.91)%	$3,241,399	(5.00)%	$2,729,600	(20.00)%
Total Investment by Stockholder A (Assumed to be $9.35 per Share on Shares Held Prior to Sale)		$3,412,000		$3,412,000		$3,412,000		$3,412,000
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(8,124)		$(31,018)		$(170,600)		$(682,400)
Per Share Amounts
NAV per Share Held by Stockholder A		$9.33		$9.26		$8.88		$7.48
Investment per Share Held by Stockholder A (Assumed to be $9.35 per Share on Shares Held Prior to Sale)	$9.35	$9.35		$9.35		$9.35		$9.35
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.47)		$(1.87)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(5.00)%		(20.00)%

Impact On Existing Stockholders Who Do Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates the level of dilution and accretion in the offering for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 45,625 shares, which is 0.05% of the offering rather than its 0.10% proportionate share) and (2) 150% of such percentage (i.e., 136,875 shares, which is 0.15% of the offering rather than its 0.10% proportionate share). NAV has not been finally determined for any day after June 30, 2018. The table below is shown based upon the adjusted NAV of $9.35 as described above. The following example assumes a sale of 91,250,000 shares at a sales price to the public of $7.31 with a 4% underwriting discount and commissions and $350,000 of expenses ($7.01 per share net).

		50 % Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$7.31		$7.31
Net Proceeds per Share to Issuer		$7.01		$7.01
Decrease to NAV
Total Shares Outstanding	365,000,000	456,250,000	25.00%	456,250,000	25.00%
NAV per Share	$9.35	$8.88	(5.00)%	$8.88	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	365,000	410,625	12.50%	501,875	37.50%
Percentage Held by Stockholder A	0.10%	0.09%	(10.00)%	0.11%	10.00%
Total NAV Held by Stockholder A	$9.35	$3,646,575	6.88%	$4,456,925	30.63%
Total Investment by Stockholder A (Assumed to be $9.35 per Share) on Shares Held Prior to Sale		$3,745,385		$4,412,156
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(98,810)		$44,769
NAV per Share Held by Stockholder A after offering		$8.88		$8.88
Investment per Share Held by Stockholder A (Assumed to be $9.35 per Share on Shares Held Prior to Sale)		$9.12		$8.79
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.24)		$(0.09)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(2.43)%		(5.95)%
Impact On New Investors
Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$9.27		$8.77		$7.31
Net Proceeds per Share to Issuer		$8.88		$8.41		$7.01
Decrease to NAV
Total Shares Outstanding	365,000,000	383,250,000	5.00%	401,500,000	10.00%	456,250,000	25.00%
NAV per Share	$9.35	$9.33	(0.24)%	$9.26	(0.91)%	$8.88	(5.00)%
Dilution to Participating Stockholder
Shares Held by Stockholder A	—	18,250		36,500		91,250
Percentage Held by Stockholder A	—%	—%		0.01%		0.02%
Total NAV Held by Stockholder A	$—	$170,194		$338,098		$810,350
Total investment by Stockholder A		$169,188		$320,240		$666,770
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$1,006		$17,858		$143,580
NAV per Share Held by Stockholder A		$9.27		$8.77		$7.31
Investment per Share Held by Stockholder A		$9.33		$9.26		$8.88
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.06)		$(0.49)		$(1.57)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			0.59%		5.58%		21.53%

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN
We have adopted a dividend reinvestment and direct stock purchase plan that provides for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below, and the ability to purchase additional shares by making optional cash investments. As a result, when our Board of Directors authorizes, and we declare, a cash dividend or distribution, then our stockholders who have not “opted out” of our dividend reinvestment and direct stock purchase plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends or distributions. If you are not a current stockholder and want to enroll or have “opted out” and wish to rejoin, you may purchase shares directly through the plan or opt in by enrolling online or submitting to the plan administrator a completed enrollment form and, if you are not a current stockholder, making an initial investment of at least $250.
No action is required on the part of a registered stockholder to have their cash dividend or distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend or distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up a dividend reinvestment account for shares acquired pursuant to the plan for each stockholder who has not so elected to receive dividends and distributions in cash or who has enrolled in the plan as described herein (each, a “Participant”). The plan administrator will hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee. Upon request by a Participant to terminate their participation in the plan, received in writing, via the internet or the plan administrator’s toll free number no later than 3 business days prior to a dividend or distribution payment date, such dividend or distribution will be paid out in cash and not be reinvested. If such request is received fewer than 3 business days prior to a dividend or distribution payment date, such dividend or distribution will be reinvested but all subsequent dividends and distributions will be paid to the stockholder in cash on all balances. Upon such termination of the Participant’s participation in the plan, all whole shares owned by the Participant will be issued to the Participant in certificated form and a check will be issued to the Participant for the proceeds of fractional shares less a transaction fee of $15.00 to be deducted from such proceeds. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends or distributions in cash by notifying their broker or other financial intermediary of their election.
We primarily use newly-issued shares to implement reinvestment of dividends and distributions under the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with the implementation of reinvestment of dividends or distributions under the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the last business day before the payment date for such dividend or distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends and distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend or distribution payable to a stockholder.
There are no brokerage charges or other charges to stockholders who participate in reinvestment of dividends or distributions under the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.
Stockholders who receive dividends or distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends or distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from us will be equal to the total dollar amount of the dividend or distribution payable to the stockholder. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account (as defined below).
Participants in the plan have the option of making additional cash payments to the plan administrator for investment in the shares at the then current market price. Such payments may be made in any amount from $25 to $10,000 per transaction.

Participants in the plan may also elect to have funds electronically withdrawn from their checking or savings account each month. Direct debit of cash will be performed on the 10th of each month. Participants may elect this option by submitting a written authorization form or by enrolling online at the plan administrator’s website. The plan administrator will use all funds received from participants since the prior investment of funds to purchase shares of our common stock in the open market. We will not use newly-issued shares of our common stock to implement such purchases. Purchase orders will be submitted daily. The Plan Administrator may, at its discretion, submit purchase orders less frequently but no later than 30 days after receipt. The plan administrator will charge each stockholder who makes such additional cash payments $2.50, plus a $0.10 per share brokerage commission. Cash dividends and distributions payable on all shares credited to your plan account will be automatically reinvested in additional shares pursuant to the terms of the plan. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. Instructions sent by a participant to the plan administrator in connection with such participant’s cash payment may not be rescinded.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at (888) 888-0313. Upon termination, the stockholder will receive certificates for the full shares credited to your plan account. If you elect to receive cash, the plan administrator sells such shares and delivers a check for the proceeds, less the $0.10 per share commission and the plan administrator’s transaction fee of $15. In every case of termination, fractional shares credited to a terminating plan account are paid in cash at the then-current market price, less any commission and transaction fee.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us or distribution pursuant to any additional cash payment made. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, 6201 15th Avenue, Brooklyn, New York 11219, or by telephone at 888-888-0313.
Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan and direct stock purchase plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend or distribution reinvested in shares of our common stock by the plan administrator.

1. How do I purchase shares if I am not an existing registered holder?
To make an investment online, log on to www.amstock.com, click on “Shareholders” followed by “Invest Online,” then select “All Plans” from the left toolbar. Select “Prospect Capital Corporation” Common Stock,” followed by “Invest Now.” Follow the “Steps to Invest,” which will guide you through the six-step investment process. Follow the prompts to provide your banking account number and ABA routing number to allow for the direct debit of funds from your savings or checking account. You will receive a receipt of your transaction upon completion of the investment process, as well as a subsequent e-mail confirming the number of shares purchased and their price (generally within two business days). To invest by mail, complete an Enrollment Application, which can be obtained by calling the Plan Administrator at 1-888-888-0313, and enclose a check made payable to American Stock Transfer & Trust Company, LLC for the value of your investment. The Enrollment Application may also be downloaded from the Plan Administrator’s website (www.amstock.com). The minimum initial investment is $250.00. The maximum investment is $10,000.00 per transaction. Once you are a stockholder, the minimum purchase amount is reduced to $25.00. For purchases made with voluntary contributions, there is a transaction fee of $2.50 per purchase and a per-share commission of $0.10, each to be paid by the participants in the Plan. Your cash payment, less applicable service charges, fees and commissions, will be used to purchase shares on the open market for your account. Both full and fractional shares, up to three decimal places, will be credited to your Plan account. The Plan Administrator will commingle net funds (if applicable) with cash payments from all participants to purchase shares in the open market. Purchase orders will be submitted daily. The Plan Administrator may, at its discretion, submit purchase orders less frequently but no later than 30 days after receipt. No interest will be paid by the Plan Administrator pending investment. Instructions sent to the Plan Administrator may not be rescinded. You may also authorize the Plan Administrator, on the enrollment application or the Plan Administrator’s website, to make monthly purchases of a specified dollar amount, by automatic withdrawal from your bank account. Funds will be withdrawn from your bank account, via electronic funds transfer (EFT), on the 10th day of each month (or the next following day if the 10th is not a business day). To terminate monthly purchases by automatic withdrawal, please send the Plan Administrator written, signed instructions, which must be received by the Plan Administrator not less than 3 business days prior to an automatic withdrawal for such termination to take effect prior to such withdrawal. It is your responsibility to notify the Plan Administrator if your direct debit information changes. If a check or ACH withdrawal is returned to the Plan Administrator as “unpaid,” the Plan Administrator will sell shares if already purchased and liquidate additional shares, if necessary, to reimburse itself for any loss incurred, as well as a returned check fee of $25.00. This is in addition to any other rights the Plan Administrator may have.
Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in the Plan. Such holders of common stock may not be identified as registered stockholders of Prospect Capital Corporation with the Plan Administrator.
2. How do I purchase additional shares if I am already a registered stockholder?
Additional shares may be purchased at any time. All of the terms outlined in Section #1 above apply, except the minimum investment is only $25.00. To make an investment online, log on to www.amstock.com and select “Shareholders” followed by “Account Access and General Information,” and finally “Account Access.” You will be prompted to enter your Unique Account ID. If you do not have a Unique Account ID, register directly online and your Unique Account ID will be provided. Follow the prompts when registering for your Unique Account ID. From the left toolbar, select “Purchase Additional Shares” and complete the steps. Optional cash payments may also be mailed to the Plan Administrator using the tear-off portion of your account statement (sent in conjunction with each scheduled dividend) or purchase transaction advice, or via detailed written instructions. You may also authorize the Plan Administrator, on an enrollment application or the Plan Administrator’s website, to make monthly purchases of a specified dollar amount by automatic withdrawal from your bank account. Funds will be withdrawn from your bank account, via electronic funds transfer (EFT), on the 10th day of each month (or the next following day if the 10th is not a business day). To terminate monthly purchases by automatic withdrawal, you must send the Plan Administrator written, signed instructions. It is your responsibility to notify the Plan Administrator if your direct debit information changes. All shares will be purchased in the open market at the current market price.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. Stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations thereof, each as of the date of this prospectus and all of which are subject to differing interpretation or change, possibly retroactively, which could affect the continuing validity of this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to the any of the tax aspects set forth below.
This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.
A “U.S. Stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•
A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
A trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A “Non-U.S. Stockholder” is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. Stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisor with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election To Be Taxed As A RIC
As a business development company, we have elected and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation As A RIC
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the 90% Income Test); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

◦
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets and do not represent more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

◦
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships.”

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the asset diversification tests. If the partnership is a “qualified publicly traded partnership,” the net income derived from such partnership will be qualifying income for purposes of the 90% Income Test, and interests in the partnership will be “securities” for purposes of the diversification tests. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.
In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax, and could result in a reduced after-tax yield on the portion of our assets held by such corporation.
In September 2016, the IRS and U.S. Treasury Department issued proposed regulations that, if finalized, would provide that the income inclusions from certain "passive foreign investment companies" ("PFIC") or a controlled foreign corporation ("CFC") would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% income test, we may fail to qualify as a RIC. It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by us. If adopted, the proposed regulations would apply to our taxable years beginning on or after 90 days after the regulations are published as final. We are monitoring the status of the proposed regulations and are assessing the potential impact of the proposed tax regulation on our operations.
Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income and net capital gain not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during the calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years.
Recently issued guidance from the Internal Revenue Service (the “IRS”) generally permits publicly offered RICs to pay cash/stock dividends consisting of up to 80% stock if certain requirements are met. Any dividends paid in stock in accordance with such guidance will be taxable to the shareholder as if the dividend had been paid in cash and we will receive a dividend paid deduction for such distribution.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to “qualified dividend income” to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.
We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may be unclear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.
Taxation Of U.S. Stockholders
Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Provided that certain holding period and other requirements are met, such distributions (if reported by us) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that our income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that we receive qualified dividend income (generally, dividend income from taxable domestic corporations and certain qualified foreign corporations). There can be no assurance as to what portion, if any, of our distributions will qualify for favorable treatment as qualified dividend income.
Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder.
Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, and designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Stockholder will be required to include its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s tax basis for its common stock. The amount of tax that individual stockholders may be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. Stockholder’s liability for U.S. federal income tax. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.
If a U.S. Stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.
A U.S. Stockholder generally will recognize taxable gain or loss if such U.S. Stockholder sells or otherwise disposes of its shares of our common stock. Any gain or loss arising from such sale or taxable disposition generally will be treated as long-term capital gain or loss if the U.S. Stockholder has held its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or taxable disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a taxable disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).
In general, individual U.S. Stockholders currently are subject to a preferential rate on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at ordinary income rates.
Certain U.S. Stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from us and capital gains from the sale or other disposition of our stock.
We make available to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the amount and the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder’s particular situation.
Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of our common stock generally are subject to information reporting unless the U.S. Stockholder is an exempt recipient. Such payments may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number and otherwise comply with the rules for establishing an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided that certain information is provided timely to the IRS.
Taxation Of Non-U.S. Stockholders
Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. An investment in our common stock by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our common stock.
Distributions of our investment company taxable income to Non-U.S. Stockholders that are not “effectively connected” with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) to the extent of our current and accumulated earnings and profits.
Properly reported distributions to Non-U.S. Stockholders are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on our circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Stockholder needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if we report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Stockholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
Actual or deemed distributions of our net capital gain to a Non-U.S. Stockholder, and gains recognized by a Non-U.S. Stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is a nonresident alien individual and is physically present in the U.S. for 183 or more days during the taxable year and meets certain other requirements.
Distributions of our investment company taxable income and net capital gain (including deemed distributions) to Non-U.S. Stockholders, and gains recognized by Non-U.S. Stockholders upon the sale of our common stock, that are effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. In addition, if such Non-U.S. Stockholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments, if its investment in our common stock is effectively connected with its conduct of a U.S. trade or business.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
In addition, withholding at a rate of 30% is required on dividends in respect of, and after December 31, 2018, withholding at a rate of 30% will be required on gross proceeds from the sale of, shares of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2018, gross proceeds from the sale of, our shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial

United States owners,” which the applicable withholding agent will in turn provide to the Internal Revenue Service. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Non-U.S. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our shares.
A Non-U.S. Stockholder generally will be required to comply with certain certification procedures to establish that such holder is not a U.S. person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of our common stock. In addition, we are required to annually report to the IRS and each Non-U.S. Stockholder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. Stockholder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. Stockholder resides under the provisions of an applicable income tax treaty. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. Stockholder’s U.S. federal income tax liability, if any, provided that certain required information is provided timely to the IRS.
Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.
The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 1,000,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Our common stock is traded on the NASDAQ Global Select Market under the symbol “PSEC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. Our Board of Directors will only take such actions in accordance with Section 18 as modified by Section 61 of the 1940 Act. The 1940 Act limits business development companies to only one class or series of common stock and only one class of preferred stock. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
The below table sets forth each class of our outstanding securities as of October 19, 2018:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	1,000,000,000	—	365,480,988
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws
Anti-takeover Effect
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Control Share Acquisitions
The Maryland General Corporation Law under the Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Maryland Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will notify the Division of Investment Management at the SEC prior to amending our bylaws to be subject to the Maryland Control Share Acquisition Act and will make such amendment only if the Board of Directors determines that it would be in our best interests.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.
After the five-year prohibition, any such business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute provides various exemptions from its provisions, including for business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflicts with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Maryland Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving classified three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2020, 2018 and 2019, respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the Board of Directors by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we are eligible to make the election provided for under Section 3-802(b) of the Maryland General Corporation Law, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of provision of notice and at the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of provision of notice and at the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by the chairman of the Board, our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.
Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.
Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.
For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. Federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.

DESCRIPTION OF OUR DEBT SECURITIES
We currently have the Notes outstanding. However, we may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Notes. Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Capitalization” for a description of the Notes.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” On March 9, 2012, we entered into an Agreement of Resignation, Appointment and Acceptance (the “Agreement”) with American Stock Transfer & Trust Company, LLC (the “Retiring Trustee”) and U.S. Bank National Association (the “trustee”). Under the Agreement, we formally accepted the resignation of the Retiring Trustee and appointed the trustee under the Indenture, dated as of February 16, 2012 (the “indenture”), by and between us and the Retiring Trustee, as supplemented by the First Supplemental Indenture, dated as of March 1, 2012, by and between us and the Retiring Trustee, as further supplemented by the Second Supplemental Indenture, dated as of March 8, 2012, by and between us and the Retiring Trustee, and as further supplemented by the Joinder Supplemental Indenture, dated as of March 8, 2012, by and among us, the Retiring Trustee and the trustee. We accepted the resignation of the Retiring Trustee and appointed the trustee in order to take advantage of a more efficient money market based system of settling issuances of notes issued pursuant to the indenture not available through the Retiring Trustee. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. On March 23, 2018, President Trump signed into law the Small Business Credit Availability, which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. We currently have not determined whether to take advantage of the additional leverage. If we choose to take advantage of such additional leverage, it will mean that for every $100 of net assets, we may raise $200 from senior securities, such as borrowings or issuing preferred stock. If this ratio declines below 150%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•
An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•
An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•
The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•
An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•
Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.
The special situations for termination of a global security are as follows:

•
if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default.”
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

•
We remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series under certain circumstances.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•
The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•
The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•
Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture Provisions—Limitation on Liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•
For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

Full Defeasance
If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions—Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over, upon written notice to the Trustee, to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
The Trustee under the Indenture
U.S. Bank National Association will serve as trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
General
We may issue subscription rights to the holders of the class of securities to whom the subscription rights are being distributed, or the Holders to purchase our Securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to the Holders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to the Holders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering;

•	the number of such subscription rights issued to each Holder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of our Securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the Securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;

•
the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;

•	if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR UNITS
A unit is a separate security consisting of two or more other securities that either may or must be traded or transferred together as a single security. The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.
We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include contracts for purchase of any such security or debt obligations of third parties, such as U.S. Treasury securities, such that the holder holds each component. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.
A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

REGULATION
We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, we may purchase or otherwise receive warrants to purchase the common stock of the portfolio company. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except with respect to money market funds we generally cannot acquire more than 3% of the voting stock of any regulated investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments subject our stockholders indirectly to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.
Qualifying Assets
Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:
(1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:
(a)   is organized under the laws of, and has its principal place of business in, the United States;
(b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and
(c)   satisfies any of the following:
1.     does not have any class of securities with respect to which a broker or dealer may extend margin credit;
2.     is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;
3.     is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;
4.     does not have any class of securities listed on a national securities exchange; or
5.     has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

(2)   Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.
(3)   Securities of any eligible portfolio company which we control.
(4)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.
(5)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(6)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(7)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. Examples of such activities include advice on marketing, operations, fulfillment and overall strategy, capital budgeting, managing relationships with financing sources, recruiting management personnel, evaluating acquisition and divestiture opportunities, participating in board and management meetings, consulting with and advising officers of portfolio companies, and providing other organizational and financial guidance. We provide significant managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. Prospect Administration provides such managerial assistance on our behalf to portfolio companies, including controlled companies, when we are required to provide this assistance, utilizing personnel from Prospect Capital Management.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in money market funds, U.S. Treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and classes of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. On March 23, 2018, President Trump signed into law the Small Business Credit Availability, which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. We currently have not determined whether to take advantage of the additional leverage. If we choose to take advantage of such additional leverage, it will mean that for every $100 of net assets, we may raise $200 from senior securities, such as borrowings or issuing preferred stock. If this ratio declines below 150%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. The 1940 Act allows BDCs to issue multiple series of the same class of preferred stock and to issue multiple classes in connection with certain refundings or reorganizations. In addition, while any preferred stock or public debt securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios after giving effect to such distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”
Code of Ethics
We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”
Investment Concentration
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While we are broadening the portfolio, many of our existing investments are in the energy and energy related industries.
Compliance Policies and Procedures
We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Kristin L. Van Dask serves as our Chief Compliance Officer.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.
Introduction.    As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for Prospect Capital Management’s Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy policies.    These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:

Elections of directors.     In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board of Directors or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
Appointment of auditors.     Prospect Capital Management believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation.
Changes in capital structure.     Changes in a company’s charter, articles of incorporation or by-laws may be required by state or U.S. Federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the company’s management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or U.S. federal regulation.
Corporate restructurings, mergers and acquisitions.     Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.
Proposals affecting the rights of stockholders.     Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.
Corporate governance.     Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.
Anti-takeover measures.    The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.
Stock splits.     Prospect Capital Management will generally vote with the management of the company on stock split matters.
Limited liability of directors.     Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.
Social and corporate responsibility.     The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.
Proxy voting procedures.     Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests, the Proxy Voting Committee will vote the proxy.
Proxy voting committee.     Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.
Conflicts of interest.     Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer’s proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients’ best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy voting.     Each account’s custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.
Proxy recordkeeping.    Prospect Capital Management must retain the following documents pertaining to proxy voting:

•	copies of its proxy voting policies and procedures;

•	copies of all proxy statements;

•	records of all votes cast by Prospect Capital Management;

•	copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

•	copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.
All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.
Proxy voting records.    Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 42nd Floor, New York, NY 10016.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to our Chief Executive and Chief Financial Officers’ required certifications as to the accuracy of our financial reporting, we are also required to disclose the effectiveness of our disclosure controls and procedures as well as report on our assessment of our internal controls over financial reporting, the latter of which must be audited by our independent registered public accounting firm.
The Sarbanes-Oxley Act also requires us to continually review our policies and procedures to ensure that we remain in compliance with all rules promulgated under the Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our Securities are held under custody agreements by (1) U.S. Bank National Association, (2) Israeli Discount Bank of New York Ltd., (3) Fifth Third Bank, (4) Peapack-Gladtone Bank, (5) Customers Bank, (6) Key Bank National Association, and (7) BankUnited, N.A. The addresses of the custodians are: (1) U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, Attention: Prospect Capital Corporation Custody Account Administrator; (2) Israeli Discount Bank of New York Ltd., 511 Fifth Avenue, New York, NY 10017, Attention: Prospect Capital Corporation, Account Administrator; (3) Fifth Third Bank, 38 Fountain Square Plaza, MD1090CD, Cincinnati, OH, 45263, Attention: Prospect Capital Corporation Custody Account Administrator; (4) Peapack-Gladstone Bank, 500 Hills Drive, Bedminster, New Jersey 07921, Attention: Prospect Capital Corporation, Account Administrator; (5) Customers Bank, 99 Park Avenue, New York, New York 10016, Attention: Prospect Capital Corporation, Account Administrator; (6) Key Bank National Association, 127 Public Square, Cleveland, Ohio 44114, Attention: Prospect Capital Corporation, Account Administrator; (7) BankUnited, N.A., 445 Broadhollow Road, Suite 130, Melville, New York 11747, Ref: Prospect Capital Corporation; and (8) Deutsche Bank Trust Company Americas, 1761 East St. Andrew Place, Santa Ana, CA 92705, Attention: Mortgage Custody - PC141C. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. We have not paid any brokerage commissions during the three most recent fiscal years. Subject to policies established by our Board of Directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions.
Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION
We may sell the Securities pursuant to this prospectus and a prospectus supplement in any of four ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser, including existing stockholders in a rights offering; (c) through agents; or (d) directly to our stockholders and others through the issuance of transferable or non-transferable rights to our stockholders. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock or units issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters or agents and the amounts of Securities underwritten or placed by each of them;

•	the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or agents; and

•	any securities exchanges on which the Securities may be listed.
In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our Securities under this prospectus and as described in any related prospectus supplement.
We may use Securities to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement if such stock is issued in an offering hereunder.
Any offering price and any discounts or concessions allowed or reallowed or paid to underwriters or agents may be changed from time to time.
We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders’ best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at the annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.
If underwriters are used in the sale of any Securities, Securities acquired by the underwriters for their own account may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, any obligations by the underwriters to purchase the Securities will be subject to certain conditions precedent.
In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our Securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the Securities as set forth on the cover page of the supplement to this prospectus. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.
We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.
Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell Securities outside of this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use Securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge Securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other Securities offered by this prospectus or otherwise.
Any of our common stock sold pursuant to a prospectus supplement will be listed on the NASDAQ Global Select Market, or another exchange on which our common stock is traded.
In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP as special Maryland counsel.
INDEPENDENT ACCOUNTING FIRMS
BDO USA, LLP is the independent registered public accounting firm of the Company and National Property REIT Corp. RSM US LLP is the independent accounting firm of First Tower Finance Company LLC.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2018, are available free of charge by contacting us at 10 East 40th Street, 42nd floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or by calling 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Report of Independent Registered Public Accounting Firm
Shareholders and Board of Directors
Prospect Capital Corporation
New York, New York
Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation and subsidiaries (the “Company”), including the consolidated schedules of investments, as of June 30, 2018 and 2017, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2018, and the related notes, including the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at June 30, 2018 and 2017, and the results of its operations, the changes in its net assets, and its cash flows for each of the three years in the period ended June 30, 2018, and its financial highlights for each of the five years in the period ended June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the Company's internal control over financial reporting as of June 30, 2018, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) and our report dated August 28, 2018 expressed an unqualified opinion thereon.

Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 and 2017 by correspondence with the custodians, brokers and portfolio companies, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ BDO USA, LLP
BDO USA, LLP
We have served as the Company’s auditor since 2005.

New York, New York
August 28, 2018

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	June 30, 2018	June 30, 2017

Assets
Investments at fair value:
Control investments (amortized cost of $2,300,526 and $1,840,731, respectively)	$2,404,326	$1,911,775
Affiliate investments (amortized cost of $55,637 and $22,957, respectively)	58,436	11,429
Non-control/non-affiliate investments (amortized cost of $3,475,295 and $4,117,868, respectively)	3,264,517	3,915,101
Total investments at fair value (amortized cost of $5,831,458 and $5,981,556, respectively)	5,727,279	5,838,305
Cash	83,758	318,083
Receivables for:
Interest, net	19,783	9,559
Other	1,867	924
Due from broker	3,029	—
Prepaid expenses	984	1,125
Due from Affiliate	88	14
Deferred financing costs on Revolving Credit Facility (Note 4)	2,032	4,779
Total Assets	5,838,820	6,172,789

Liabilities
Revolving Credit Facility (Notes 4 and 8)	37,000	—
Convertible Notes (less unamortized debt issuance costs of $13,074 and $15,512, respectively) (Notes 5 and 8)	809,073	937,641
Prospect Capital InterNotes® (less unamortized debt issuance costs of $11,998 and $14,240, respectively) (Notes 7 and 8)	748,926	966,254
Public Notes (less unamortized discount and debt issuance costs of $11,007 and $10,981, respectively) (Notes 6 and 8)	716,810	738,300
Due to Prospect Capital Management (Note 13)	49,045	48,249
Interest payable	33,741	38,630
Dividends payable	21,865	30,005
Due to broker	6,159	50,371
Accrued expenses	5,426	4,380
Due to Prospect Administration (Note 13)	2,212	1,910
Other liabilities	1,516	2,097
Total Liabilities	2,431,773	2,817,837
Commitments and Contingencies (Note 3)	—	—
Net Assets	$3,407,047	$3,354,952

Components of Net Assets
Common stock, par value $0.001 per share (1,000,000,000 common shares authorized; 364,409,938 and 360,076,933 issued and outstanding, respectively) (Note 9)	$364	$360
Paid-in capital in excess of par (Note 9)	4,021,541	3,991,317
Accumulated overdistributed net investment income	(45,186)	(54,039)
Accumulated net realized loss	(465,493)	(439,435)
Net unrealized loss	(104,179)	(143,251)
Net Assets	$3,407,047	$3,354,952

Net Asset Value Per Share (Note 16)	$9.35	$9.32

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)

	Year Ended June 30,
	2018	2017	2016
Investment Income
Interest income:
Control investments	$195,487	$177,496	$207,377
Affiliate investments	553	297	896
Non-control/non-affiliate investments	285,473	342,696	347,132
Structured credit securities	125,499	148,228	176,213
Total interest income	607,012	668,717	731,618
Dividend income:
Control investments	11,279	5,250	26,435
Non-control/non-affiliate investments	1,767	429	66
Total dividend income	13,046	5,679	26,501
Other income:
Control investments	15,080	11,470	22,528
Non-control/non-affiliate investments	22,707	15,180	11,326
Total other income (Note 10)	37,787	26,650	33,854
Total Investment Income	657,845	701,046	791,973
Operating Expenses
Base management fee (Note 13)	118,046	122,874	126,523
Income incentive fee (Note 13)	71,713	76,520	92,782
Interest and credit facility expenses	155,039	164,848	167,719
Allocation of overhead from Prospect Administration (Note 13)	10,031	13,246	12,647
Audit, compliance and tax related fees	5,539	5,088	4,428
Directors’ fees	450	454	379
Excise tax	—	(1,100)	2,295
Other general and administrative expenses	10,177	13,034	14,072
Total Operating Expenses	370,995	394,964	420,845
Net Investment Income	286,850	306,082	371,128
Net Realized and Change in Unrealized Gains (Losses) from Investments
Net realized gains (losses)
Control investments	13	(65,915)	(5,406)
Affiliate investments	(13,351)	137	(14,194)
Non-control/non-affiliate investments	(5,126)	(30,528)	(4,817)
Net realized losses	(18,464)	(96,306)	(24,417)
Net change in unrealized gains (losses)
Control investments	55,670	86,817	(88,751)
Affiliate investments	25,671	553	(233)
Non-control/non-affiliate investments	(42,270)	(37,229)	(154,589)
Net change in unrealized gains (losses)	39,071	50,141	(243,573)
Net Realized and Change in Unrealized Gains (Losses) from Investments	20,607	(46,165)	(267,990)
Net realized (losses) gains on extinguishment of debt	(7,594)	(7,011)	224
Net Increase in Net Assets Resulting from Operations	$299,863	$252,906	$103,362
Net increase in net assets resulting from operations per share	$0.83	$0.70	$0.29
Dividends declared per share	$(0.77)	$(1.00)	$(1.00)

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share data)

	Year Ended June 30,
	2018	2017	2016
Operations
Net investment income	$286,850	$306,082	$371,128
Net realized losses	(26,058)	(103,317)	(24,193)
Net change in unrealized gains (losses)	39,071	50,141	(243,573)
Net Increase in Net Assets Resulting from Operations	299,863	252,906	103,362

Distributions to Shareholders
Distribution from net investment income	(277,224)	(358,987)	(356,110)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(277,224)	(358,987)	(356,110)

Common Stock Transactions
Offering costs from issuance of common stock	—	—	118
Repurchase of common stock under stock repurchase program	—	—	(34,140)
Value of shares issued through reinvestment of dividends	29,456	25,116	19,638
Net Increase (Decrease) in Net Assets Resulting from Common Stock Transactions	29,456	25,116	(14,384)

Total Increase (Decrease) in Net Assets	52,095	(80,965)	(267,132)
Net assets at beginning of year	3,354,952	3,435,917	3,703,049
Net Assets at End of Year (Accumulated Overdistributed Net Investment Income of $50,897, $54,039, and $3,623, respectively)	$3,407,047	$3,354,952	$3,435,917

Common Stock Activity
Shares repurchased under stock repurchase program	—	—	(4,708,750)
Shares issued through reinvestment of dividends	4,333,005	2,969,702	2,725,222
Net shares issued (repurchased) due to common stock activity	4,333,005	2,969,702	(1,983,528)
Shares issued and outstanding at beginning of year	360,076,933	357,107,231	359,090,759
Shares Issued and Outstanding at End of Year	364,409,938	360,076,933	357,107,231

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except share data)
(Unaudited)

	Year Ended June 30,
	2018	2017	2016
Operating Activities
Net increase in net assets resulting from operations	$299,863	$252,906	$103,362
Net realized losses (gains) on extinguishment of debt	7,594	7,011	(224)
Net realized losses on investments	18,464	96,306	24,417
Net change in unrealized (gains) losses on investments	(39,071)	(50,141)	243,573
Amortization of discounts, net	31,005	88,827	84,087
Accretion of discount on Public Notes (Note 6)	226	269	200
Amortization of deferred financing costs	12,063	13,013	13,561
Payment-in-kind interest	(9,404)	(17,808)	(20,531)
Structuring fees	(13,959)	(12,929)	(9,393)
Change in operating assets and liabilities:
Payments for purchases of investments	(1,707,294)	(1,458,733)	(921,679)
Proceeds from sale of investments and collection of investment principal	1,831,286	1,413,882	1,311,375
(Decrease) increase in due to broker	(44,212)	49,414	(25,821)
(Decrease) increase in due to Prospect Capital Management	796	(5,900)	51,599
(Increase) in due from broker	(3,029)	—	—
(Increase) decrease in interest receivable, net	(10,224)	2,568	8,281
(Decrease) increase in interest payable	(4,889)	(2,174)	1,145
Increase (decrease) in accrued expenses	1,046	2,121	(1,149)
(Decrease) in other liabilities	(581)	(1,536)	(1,080)
(Increase) decrease in other receivables	(943)	(756)	2,717
(Increase) in due from affiliate	(74)	(14)	—
Decrease (increase) in prepaid expenses	141	(270)	(98)
Increase (decrease) in due to Prospect Administration	302	145	(2,473)
Net Cash Provided by Operating Activities	369,106	376,201	861,869
Financing Activities
Borrowings under Revolving Credit Facility (Note 4)	810,000	635,000	615,000
Principal payments under Revolving Credit Facility (Note 4)	(773,000)	(635,000)	(983,700)
Issuances of Public Notes, net of original issue discount (Note 6)	125,000	37,466	161,364
Repurchase of Public Notes (Note 6)	(146,464)	—	—
Redemptions of Convertible Notes (Note 5)	(234,506)	(366,433)	(150,500)
Issuance of Convertible Notes (Note 5)	103,500	225,000	—
Issuances of Prospect Capital InterNotes® (Note 7)	76,297	138,882	88,435
Redemptions of Prospect Capital InterNotes®, net (Note 7)	(295,867)	(67,196)	(7,069)
Financing costs paid	(12,480)	(10,012)	(6,968)
Cost of shares repurchased under stock repurchase program	—	—	(34,140)
Offering costs from issuance of common stock	—	—	118
Dividends paid	(255,911)	(333,623)	(336,637)
Net Cash Used in Financing Activities	(603,431)	(375,916)	(654,097)

Net (Decrease) Increase in Cash	(234,325)	285	207,772
Cash at beginning of year	318,083	317,798	110,026
Cash at End of year	$83,758	$318,083	$317,798
Supplemental Disclosures
Cash paid for interest	$147,639	$153,740	$152,817
Non-Cash Financing Activities
Value of shares issued through reinvestment of dividends	$29,456	$25,116	$19,638
Cost basis of investments written off as worthless	$20,316	$86,605	$25,138

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS
(in thousands, except share data)

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(47)

CCPI Inc.(19)	Ohio / Electronic Equipment, Instruments & Components	Senior Secured Term Loan A (10.00%, due 12/31/2020)(3)	$2,881	$2,881	$2,881	0.1%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2020)(3)(46)	17,819	17,819	17,819	0.5%
		Common Stock (14,857 shares)(16)	—	6,759	15,056	0.4%
				27,459	35,756	1.0%
CP Energy Services Inc.(20)	Oklahoma / Energy Equipment & Services	Senior Secured Term Loan (13.31% (LIBOR + 11.00% with 1.00% LIBOR floor), due 12/29/2022)(11)	35,048	35,048	35,048	1.0%
		Series B Convertible Preferred Stock (16.00%, 790 shares)(16)	—	63,225	63,225	1.9%
		Common Stock (102,924 shares)(16)	—	81,203	24,988	0.7%
				179,476	123,261	3.6%
Credit Central Loan Company, LLC(21)	South Carolina / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2024)(14)(46)	51,855	47,496	51,855	1.5%
		Class A Units (10,640,642 units)(14)(16)	—	13,731	23,196	0.7%
		Net Revenues Interest (25% of Net Revenues)(14)(16)	—	—	1,626	0.1%
				61,227	76,677	2.3%
Echelon Transportation, LLC (f/a/a Echelon Aviation, LLC)	New York / Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(13)(46)	31,055	31,055	31,055	0.9%
		Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)(13)(46)	16,044	16,044	16,044	0.5%
		Membership Interest (100%)(16)	—	22,738	35,179	1.0%
				69,837	82,278	2.4%
First Tower Finance Company LLC(23)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 10.00% PIK, due 6/24/2019)(14)(46)	273,066	273,066	273,066	8.0%
		Class A Units (95,709,910 units)(14)(16)	—	81,146	169,944	5.0%
				354,212	443,010	13.0%
Freedom Marine Solutions, LLC(24)	Louisiana / Energy Equipment & Services	Membership Interest (100%)(16)	—	43,592	13,037	0.4%
				43,592	13,037	0.4%
InterDent, Inc. (52)	California / Health Care Providers & Services	Senior Secured Term Loan A (7.59% (LIBOR + 5.50% with 0.75% LIBOR floor), due 12/31/2017, past due)(13)	77,994	77,994	77,994	2.3%
		Senior Secured Term Loan B (8.34% (LIBOR + 6.25% with 0.75% LIBOR floor) plus 4.25% PIK, due 12/31/2017, past due)(13)	131,558	131,558	119,627	3.5%
		Senior Secured Term Loan C (18.00% PIK, due on demand)(46)	3,149	3,149	—	—%
		Warrants (to purchase 4,900 shares of Common Stock, expires 3/22/2030)(16)	—	—	—	—%
				212,701	197,621	5.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

MITY, Inc.(25)	Utah / Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)(3)(11)	$26,250	$26,250	$26,250	0.8%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 1/30/2020)(3)(11)(46)	24,442	24,442	24,442	0.7%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(14)	5,563	7,200	5,563	0.1%
		Common Stock (42,053 shares)(16)	—	6,849	2,639	0.1%
				64,741	58,894	1.7%
National Property REIT Corp.(26)	Various / Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 10.50% PIK, due 4/1/2019)(13)(46)	293,203	293,203	293,203	8.6%
		Senior Secured Term Loan E (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.50% PIK, due 4/1/2019)(13)(46)	226,180	226,180	226,180	6.7%
		Common Stock (3,042,393 shares)	—	307,604	436,105	12.8%
		Net Operating Income Interest (5% of Net Operating Income)	—	—	99,488	2.9%
				826,987	1,054,976	31.0%
Nationwide Loan Company LLC(27)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(14)(46)	17,410	17,410	17,410	0.5%
		Class A Units (32,456,159 units)(14)(16)	—	21,962	16,443	0.5%
				39,372	33,853	1.0%
NMMB, Inc.(28)	New York / Media	Senior Secured Note (14.00%, due 5/6/2021)(3)	3,714	3,714	3,714	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2021)(3)	4,900	4,900	4,900	0.2%
		Series A Preferred Stock (7,200 shares)(16)	—	7,200	5,663	0.2%
		Series B Preferred Stock (5,669 shares)(16)	—	5,669	4,458	0.1%
				21,483	18,735	0.6%
Pacific World Corporation(40)	California / Personal Products	Revolving Line of Credit – $26,000 Commitment (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 9/26/2020)(13)(15)	20,825	20,825	20,825	0.6%
		Senior Secured Term Loan A (7.34% (LIBOR + 5.25% with 1.00% LIBOR floor), due 9/26/2020)(13)	96,250	96,250	96,250	2.8%
		Senior Secured Term Loan B (11.34% PIK (LIBOR + 9.25% with 1.00% LIBOR floor), in non-accrual status effective 5/21/2018, due 9/26/2020)(13)	96,500	96,500	47,945	1.4%
		Convertible Preferred Equity (100,000 shares)(16)	—	15,000	—	—%
		Common Stock (6,778,414 shares)(16)	—	—	—	—%
				228,575	165,020	4.8%
R-V Industries, Inc.	Pennsylvania / Machinery	Senior Subordinated Note (11.34% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)(11)	28,622	28,622	28,622	0.8%
		Common Stock (745,107 shares)(16)	—	6,866	3,264	0.1%
				35,488	31,886	0.9%
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)(29)	Texas / Energy Equipment & Services	Series A Convertible Preferred Stock (6.50%, 99,000 shares)(16)	$—	$—	$2,194	0.1%
		Common Stock (100 shares)(16)	—	—	—	—%
				—	2,194	0.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

USES Corp.(30)	Texas / Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	36,964	31,601	16,319	0.5%
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	47,866	35,568	—	—%
		Common Stock (268,962 shares)(16)	—	—	—	—%
				67,169	16,319	0.5%
Valley Electric Company, Inc.(31)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)(3)(11)(46)	10,430	10,430	10,430	0.3%
		Senior Secured Note (8.00% plus 10.00% PIK, due 6/23/2024)(46)	27,781	27,781	27,781	0.8%
		Consolidated Revenue Interest (2.0%)	—	—	—	—%
		Common Stock (50,000 shares)(16)	—	26,204	12,586	0.4%
				64,415	50,797	1.5%
Wolf Energy, LLC(32)	Kansas / Energy Equipment & Services	Membership Interest (100%)(16)	—	—	—	—%
		Membership Interest in Wolf Energy Services Company, LLC (100%)(16)	—	3,792	—	—%
		Net Profits Interest (8% of Equity Distributions)(4)(16)	—	—	12	—%
				3,792	12	—%
Total Control Investments (Level 3)				$2,300,526	$2,404,326	70.6%

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Affiliate Investments (5.00% to 24.99% voting control)(48)

Edmentum Ultimate Holdings, LLC(22)	Minnesota / Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 12/9/2021)(15)	$7,834	$7,834	$7,834	0.2%
		Unsecured Senior PIK Note (8.50% PIK, due 12/9/2021)(46)	7,520	7,520	7,520	0.2%
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 12/9/2021)	35,226	23,828	19,862	0.6%
		Class A Units (370,964 units)(16)	—	6,577	—	—%
				45,759	35,216	1.0%
Nixon, Inc.(39)	California / Textiles, Apparel & Luxury Goods	Common Stock (857 units)(16)	—	—	—	—%
				—	—	—%
Targus International, LLC(33)	California / Textiles, Apparel & Luxury Goods	Common Stock (7,383,395 shares)(16)	—	9,878	23,220	0.7%
				9,878	23,220	0.7%
Total Affiliate Investments (Level 3)				$55,637	$58,436	1.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

ACE Cash Express, Inc.	Texas / Consumer Finance	Senior Secured Note (12.00%, due 12/15/2022)(8)(14)	$20,000	$19,733	$21,594	0.6%
				19,733	21,594	0.6%
AgaMatrix, Inc.	New Hampshire / Healthcare Equipment and Supplies	Senior Secured Term Loan (11.33% (LIBOR + 9.00% with 1.25% LIBOR floor), due 9/29/2022)(3)(11)	35,815	35,815	35,815	1.1%
				35,815	35,815	1.1%
American Gilsonite Company(34)	Utah / Chemicals	Membership Interest (0.05%, 131 shares)(16)	—	—	—	—%
				—	—	—%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 7/15/2023)(5)(14)(17)	23,525	21	76	—%
				21	76	—%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 7.80%, due 1/17/2028)(5)(14)	40,500	32,397	25,000	0.7%
				32,397	25,000	0.7%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.35%, due 4/15/2031)(5)(14)	52,203	35,014	26,518	0.8%
				35,014	26,518	0.8%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.14%, due 4/20/2031)(5)(14)	48,515	35,776	26,960	0.8%
				35,776	26,960	0.8%
Apidos CLO XXII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.65%, due 10/20/2027)(5)(6)(14)	31,350	27,496	25,047	0.7%
				27,496	25,047	0.7%
Ark-La-Tex Wireline Services, LLC	Louisiana / Energy Equipment & Services	Senior Secured Term Loan B (13.59% (LIBOR + 11.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)(13)	25,595	1,145	787	—%
				1,145	787	—%
Armor Holding II LLC	New York / Commercial Services & Supplies	Second Lien Term Loan (11.10% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(8)(13)	7,000	6,949	7,000	0.2%
				6,949	7,000	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Health Care Providers & Services	Revolving Line of Credit – $7,000 Commitment (10.81% (LIBOR + 8.50% with 1.50% LIBOR floor), due 8/21/2019)(11)(15)	7,000	7,000	6,900	0.2%
		Senior Term Loan (10.81% (LIBOR + 8.50% with 1.50% LIBOR floor), due 2/21/2020)(3)(11)	77,713	77,713	76,607	2.2%
				84,713	83,507	2.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets
ATS Consolidated, Inc.	Arizona / Electronic Equipment, Instruments & Components	Second Lien Term Loan (9.84% (LIBOR + 7.75%, due 2/27/2026)(8)(13)	$15,000	$14,856	$14,873	0.4%
				14,856	14,873	0.4%
Autodata, Inc. / Autodata Solutions, Inc.(9)	Canada / Software	Second Lien Term Loan (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 12/12/2025)(8)(13)	6,000	5,972	5,972	0.2%
				5,972	5,972	0.2%
Barings CLO 2018-III (f/k/a Babson CLO Ltd. 2014-III)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.35%, due 7/20/2029)(5)(6)(14)	83,098	49,688	46,933	1.4%
				49,688	46,933	1.4%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Note (10.33% (LIBOR + 8.00% with 1.25% LIBOR floor), due 12/02/2022)(3)(11)	274,009	274,009	274,009	8.0%
				274,009	274,009	8.0%
Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 8.73%, due 1/18/2028)(5)(14)	36,300	19,287	13,466	0.4%
				19,287	13,466	0.4%
California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.)	Cayman Islands / Structured Finance	Preference Shares (Residual Interest, current yield 12.20%, due 10/16/2028)(5)(14)	58,915	41,645	35,852	1.1%
				41,645	35,852	1.1%
Candle-Lite Company, LLC	Ohio / Household & Personal Products	Senior Secured Term Loan A (7.81% (LIBOR + 5.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	12,438	12,438	12,438	0.3%
		Senior Secured Term Loan B (11.81% (LIBOR + 9.50% with 1.25% LIBOR floor), due 1/23/2023)(3)(11)	12,500	12,500	12,500	0.4%
				24,938	24,938	0.7%
Capstone Logistics Acquisition, Inc.	Georgia / Commercial Services & Supplies	Second Lien Term Loan (10.34% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(13)	101,030	100,669	100,136	2.9%
				100,669	100,136	2.9%
Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 20.73%, due 7/15/2030)(5)(6)(14)	25,534	17,832	18,807	0.6%
				17,832	18,807	0.6%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.00%, due 10/20/2029)(5)(6)(14)	32,200	32,364	29,080	0.9%
				32,364	29,080	0.9%
Carlyle C17 CLO Limited (f/k/a Cent CLO 17 Limited)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.34%, due 4/30/2031)(5)(14)	24,870	15,140	15,196	0.4%
				15,140	15,196	0.4%
Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.40%, due 1/25/2026)(5)(14)	40,275	31,692	28,269	0.8%
				31,692	28,269	0.8%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.56%, due 7/27/2026)(5)(6)(14)	48,528	36,311	33,703	1.0%
				36,311	33,703	1.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets
Centerfield Media Holding Company(35)	California / Internet Software & Services	Senior Secured Term Loan A (9.31% (LIBOR + 7.00% with 2.00% LIBOR floor), due 1/17/2022)(3)(11)	$66,300	$66,300	$66,300	1.9%
		Senior Secured Term Loan B (14.81% (LIBOR + 12.50% with 2.00% LIBOR floor), due 1/17/2022)(11)	68,000	68,000	68,000	2.0%
				134,300	134,300	3.9%
CIFC Funding 2013-III-R, Ltd. (f/k/a CIFC Funding 2013-III, Ltd.)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.43%, due 4/24/2031)(5)(14)	44,100	27,624	25,250	0.7%
				27,624	25,250	0.7%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.31%, due 4/28/2031)(5)(14)	45,500	31,503	27,697	0.8%
				31,503	27,697	0.8%
CIFC Funding 2014-IV Investor, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 8.46%, due 10/19/2026)(5)(6)(14)	41,500	28,512	23,715	0.7%
				28,512	23,715	0.7%
CIFC Funding 2016-I, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 13.11%, due 10/21/2028)(5)(6)(14)	34,000	31,179	27,998	0.8%
				31,179	27,998	0.8%
Cinedigm DC Holdings, LLC	New York / Media	Senior Secured Term Loan (11.31% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(11)(46)	31,460	31,410	31,460	0.9%
				31,410	31,460	0.9%
Class Appraisal, LLC	Michigan / Real Estate Management & Development	Revolving Line of Credit – $1,500 Commitment (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/12/2020)(11)(15)	—	—	—	—%
		Senior Secured Term Loan (10.58% (LIBOR + 8.25% with 1.50% LIBOR floor), due 3/10/2023)(3)(11)	41,860	41,860	41,860	1.2%
				41,860	41,860	1.2%
Coverall North America, Inc.	Florida / Commercial Services & Supplies	Senior Secured Term Loan A (8.31% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	19,100	19,100	19,100	0.6%
		Senior Secured Term Loan B (13.31% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	24,750	24,750	24,750	0.7%
				43,850	43,850	1.3%
CP VI Bella Midco	Pennsylvania / IT Services	Second Lien Term Loan (8.84% (LIBOR + 6.75%, due 12/29/2025)(8)(13)	2,000	1,990	1,990	0.1%
				1,990	1,990	0.1%
CURO Financial Technologies Corp.	Canada / Consumer Finance	Senior Secured Notes (12.00%, due 3/1/2022)(8)(14)	10,896	10,837	11,844	0.3%
				10,837	11,844	0.3%
Digital Room, LLC	California / Commercial Services & Supplies	First Lien Term Loan (7.10% (LIBOR + 5.00% with 1.00% LIBOR floor), due 12/29/2023)(3)(8)(13)	9,950	9,857	9,925	0.3%
		Second Lien Term Loan (10.85% (LIBOR + 8.75% with 1.00% LIBOR floor), due 12/29/2024)(3)(8)(13)	57,100	56,295	57,100	1.7%
				66,152	67,025	2.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets
Dunn Paper, Inc.	Georgia / Paper & Forest Products	Second Lien Term Loan (10.84% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)(3)(8)(13)	$11,500	$11,328	$11,226	0.3%
				11,328	11,226	0.3%
Easy Gardener Products, Inc.	Texas / Household Durables	Senior Secured Term Loan (12.31% (LIBOR + 10.00% with 0.25% LIBOR floor), due 09/30/2020)(11)	16,894	16,894	15,728	0.5%
				16,894	15,728	0.5%
Engine Group, Inc.(7)	California / Media	Senior Secured Term Loan (7.08% (LIBOR + 4.75% with 1.00% LIBOR floor), due 9/15/2022)(8)(11)	4,813	4,813	4,813	0.1%
		Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 9/15/2023)(3)(8)(11)	35,000	35,000	35,000	1.0%
				39,813	39,813	1.1%
EXC Holdings III Corp	Massachusetts / Technology Hardware, Storage & Peripherals	Second Lien Term Loan (9.97% (LIBOR + 7.50% with 1.00% LIBOR floor), due 12/01/2025)(8)(10)	12,500	12,384	12,500	0.4%
				12,384	12,500	0.4%
Fleetwash, Inc.	New Jersey / Commercial Services & Supplies	Senior Secured Term Loan B (11.31% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/30/2022)(3)(11)	21,544	21,544	21,544	0.6%
		Delayed Draw Term Loan – $15,000 Commitment (10.31% (LIBOR + 8.00% with 1.00% LIBOR floor), expires 4/30/2022)(11)(15)	—	—	—	—%
				21,544	21,544	0.6%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.42%, due 10/15/2030)(5)(14)	50,525	34,853	30,457	0.9%
				34,853	30,457	0.9%
Galaxy XXVII CLO, Ltd. (f/k/a Galaxy XVI CLO, Ltd.)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.57%, due 5/16/2031)(5)(14)	24,575	16,936	13,688	0.4%
				16,936	13,688	0.4%
Galaxy XXVIII CLO, Ltd. (f/k/a Galaxy XVII CLO, Ltd.)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.89%, due 7/15/2031)(5)(6)(14)	39,905	28,009	22,335	0.7%
				28,009	22,335	0.7%
Galaxy XXVIII CLO, Ltd.	Cayman Islands / Structured Finance	Class F Junior Notes (LIBOR + 8.48%, due 7/15/2031)(6)(11)(14)(53)	6,658	6,159	6,159	0.2%
				6,159	6,159	0.2%
H.I.G. ECI Merger Sub, Inc.	Massachusetts / IT Services	Revolving Line of Credit – $5,000 Commitment (9.81% (LIBOR + 7.50% with 1.50% LIBOR floor), due 9/30/2018)(11)	—	—	—	—%
		Senior Secured Term Loan A (7.81% (LIBOR + 5.50% with 1.50% LIBOR floor), due 5/31/2023)(11)	44,688	44,688	44,688	1.3%
		Senior Secured Term Loan B (12.81% (LIBOR + 10.50% with 1.50% LIBOR floor), due 5/31/2023)(11)	29,900	29,900	29,900	0.9%
				74,588	74,588	2.2%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 8/15/2023)(5)(14)(17)	23,188	3,869	3,125	0.1%
				3,869	3,125	0.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 4/15/2025)(5)(14)(17)	$40,400	$22,057	$11,017	0.3%
				22,057	11,017	0.3%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.30%, due 4/18/2026)(5)(14)	24,500	14,007	11,647	0.3%
				14,007	11,647	0.3%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 8.64%, due 4/28/2025)(5)(6)(14)	41,164	24,290	19,050	0.6%
				24,290	19,050	0.6%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 19.80%, due 10/18/2027)(5)(6)(14)	39,598	34,675	32,513	1.0%
				34,675	32,513	1.0%
Harbortouch Payments, LLC	Pennsylvania / Commercial Services & Supplies	Escrow Receivable		—	917	—%
				—	917	—%
HarbourView CLO VII-R, Ltd. (f/k/a HarbourView CLO VII, Ltd.)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.94%, due 7/18/2031)(5)(6)(14)	19,025	13,411	13,689	0.4%
				13,411	13,689	0.4%
Help/Systems Holdings, Inc.	Minnesota / Software	Second Lien Term Loan (9.84% (LIBOR + 7.75%, due 3/27/2026)(8)(13)	11,293	11,244	11,293	0.3%
				11,244	11,293	0.3%
Ingenio, LLC	California / Internet Software & Services	Senior Secured Term Loan (9.82% (LIBOR + 7.50% with 1.25% LIBOR floor), due 9/26/2022)(3)(8)(11)	9,647	9,647	9,647	0.3%
				9,647	9,647	0.3%
Inpatient Care Management Company, LLC	Florida / Health Care Providers & Services	Senior Secured Term Loan (10.31% (LIBOR + 8.00% with 1.00% LIBOR floor), due 6/8/2021)(3)(11)	23,698	23,698	23,698	0.7%
				23,698	23,698	0.7%
Janus International Group, LLC	Georgia / Building Products	Second Lien Term Loan (9.84% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2026)(8)(13)	10,000	9,905	10,000	0.3%
				9,905	10,000	0.3%
JD Power and Associates	California / Capital Markets	Second Lien Term Loan (10.59% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)(3)(8)(13)	20,000	19,799	20,000	0.6%
				19,799	20,000	0.6%
Jefferson Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 7.20%, due 7/20/2027)(5)(6)(14)	19,500	16,078	12,392	0.4%
				16,078	12,392	0.4%
K&N Parent, Inc.	California / Auto Components	Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/21/2024)(3)(8)(11)	12,887	12,681	12,887	0.4%
				12,681	12,887	0.4%
Keystone Acquisition Corp.(36)	Pennsylvania / Health Care Providers & Services	Second Lien Term Loan (11.58% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)(3)(8)(11)	50,000	50,000	50,000	1.5%
				50,000	50,000	1.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets
LCM XIV Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.28%, due 7/21/2031)(5)(14)	$49,934	$26,516	$24,257	0.7%
				26,516	24,257	0.7%
Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 57.45%, due 8/15/2022)(5)(14)	43,110	2,058	2,200	0.1%
				2,058	2,200	0.1%
Maverick Healthcare Equity, LLC	Arizona / Health Care Providers & Services	Preferred Units (1,250,000 units)(16)		1,252	446	—%
		Class A Common Units (1,250,000 units)(16)		—	—	—%
				1,252	446	—%
MedMark Services, Inc.(51)	Texas / Health Care Providers & Services	Second Lien Term Loan (10.55% (LIBOR + 8.25% with 1.00% LIBOR floor), due 3/1/2025)(3)(8)(11)	7,000	6,933	6,933	0.2%
				6,933	6,933	0.2%
Memorial MRI & Diagnostic, LLC	Texas / Health Care Providers & Services	Senior Secured Term Loan (10.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 3/16/2022)(11)	36,925	36,925	36,925	1.1%
				36,925	36,925	1.1%
Mobile Posse, Inc.	Virginia / Media	First Lien Term Loan (10.83% (LIBOR + 8.50% with 2.00% LIBOR floor), due 4/3/2023)(3)(11)	27,700	27,700	27,700	0.8%
				27,700	27,700	0.8%
Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.66%, due 10/15/2030)(5)(14)	43,650	28,357	23,267	0.7%
				28,357	23,267	0.7%
Mountain View CLO IX Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.63%, due 7/15/2031)(5)(6)(14)	47,830	31,528	37,333	1.1%
				31,528	37,333	1.1%
MRP Holdco, Inc.	Massachusetts / IT Services	Senior Secured Term Loan A (6.59% (LIBOR + 4.50% with 1.50% LIBOR floor), due 4/17/2024)(3)(13)	43,000	43,000	43,000	1.3%
		Senior Secured Term Loan B (10.59% (LIBOR + 8.50% with 1.50% LIBOR floor), due 4/17/2024)(13)	43,000	43,000	43,000	1.3%
				86,000	86,000	2.6%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.58%, due 7/19/2030)(5)(14)	42,063	31,734	26,350	0.8%
				31,734	26,350	0.8%
Octagon Investment Partners 18-R Ltd. (f/k/a Octagon Investment Partners XVIII, Ltd.)	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 17.26%, due 4/16/2031)(5)(6)(14)	46,016	27,295	26,420	0.8%
				27,295	26,420	0.8%
Pearl Intermediate Parent LLC	Connecticut / Health Care Providers & Services	Second Lien Term Loan (8.33% (LIBOR + 6.25%, due 2/15/2026)(8)(13)	5,000	4,976	5,000	0.1%
				4,976	5,000	0.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets
PeopleConnect Intermediate, LLC (f/k/a Intelius, Inc.)	Washington / Internet Software & Services	Revolving Line of Credit – $1,000 Commitment (11.81% (LIBOR + 9.50% with 1.00% LIBOR floor), due 8/11/2020)(11)(15)	$500	$500	$500	—%
		Senior Secured Term Loan A (8.81% (LIBOR + 6.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	18,828	18,828	18,828	0.6%
		Senior Secured Term Loan B (14.81% (LIBOR + 12.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	20,163	20,163	20,163	0.6%
				39,491	39,491	1.2%
PGX Holdings, Inc.	Utah / Diversified Consumer Services	Second Lien Term Loan (11.09% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(13)	118,289	118,289	118,289	3.5%
				118,289	118,289	3.5%
PharMerica Corporation	Kentucky / Pharmaceuticals	Second Lien Term Loan (9.80% (LIBOR + 7.75% with 1.00% LIBOR floor), due 12/7/2025)(8)(13)	12,000	11,882	12,000	0.4%
				11,882	12,000	0.4%
Photonis Technologies SAS	France / Electronic Equipment, Instruments & Components	First Lien Term Loan (9.83% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(8)(11)(14)	12,872	12,490	12,335	0.4%
				12,490	12,335	0.4%
PlayPower, Inc.	North Carolina / Leisure Products	Second Lien Term Loan (11.08% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(3)(8)(11)	11,000	10,904	11,000	0.3%
				10,904	11,000	0.3%
Research Now Group, Inc.	Connecticut / Professional Services	First Lien Term Loan (7.86% (LIBOR + 5.50% with 1.00% LIBOR floor), due 12/20/2024)(8)(10)	9,950	9,468	9,608	0.3%
		Second Lien Term Loan (11.82% (LIBOR + 9.50% with 1.00% LIBOR floor), due 12/20/2025)(8)(11)	50,000	46,738	47,382	1.4%
				56,206	56,990	1.7%
RGIS Services, LLC	Michigan / Commercial Services & Supplies	Senior Secured Term Loan (9.59% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(3)(8)(13)	15,173	15,113	14,339	0.4%
				15,113	14,339	0.4%
RME Group Holding Company	Florida / Media	Senior Secured Term Loan A (8.33% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	35,146	35,146	35,146	1.0%
		Senior Secured Term Loan B (13.33% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	24,349	24,349	24,349	0.7%
				59,495	59,495	1.7%
Rocket Software, Inc.	Massachusetts / Software	Second Lien Term Loan (11.83% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/14/2024)(3)(8)(11)	50,000	49,219	50,000	1.5%
				49,219	50,000	1.5%
Romark WM-R Ltd. (f/k/a Washington Mill CLO Ltd.)	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.41%, due 4/20/2031)(5)(6)(14)	27,724	21,494	17,961	0.5%
				21,494	17,961	0.5%
See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets
Rosa Mexicano	New York / Hotels, Restaurants & Leisure	Revolving Line of Credit – $2,500 Commitment (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(11)(15)	$—	$—	$—	—%
		Senior Secured Term Loan (9.83% (LIBOR + 7.50% with 1.50% LIBOR floor), due 3/29/2023(3)(11)	29,813	29,813	29,813	0.9%
				29,813	29,813	0.9%
SCS Merger Sub, Inc.	Texas / IT Services	Second Lien Term Loan (11.59% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(8)(13)	20,000	19,605	20,000	0.6%
				19,605	20,000	0.6%
Securus Technologies Holdings, Inc.	Texas / Communications Equipment	Second Lien Term Loan (10.34% (LIBOR + 8.25% with 1.00% LIBOR floor), due 11/01/2025)(8)(13)	40,000	39,860	40,000	1.2%
				39,860	40,000	1.2%
SEOTownCenter, Inc	Utah / Internet Software & Services	Senior Secured Term Loan A (9.84% (LIBOR + 7.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	25,000	25,000	25,000	0.7%
		Senior Secured Term Loan B (14.84% (LIBOR + 12.50% with 2.00% LIBOR floor), due 4/07/2023)(3)(11)	17,000	17,000	17,000	0.5%
				42,000	42,000	1.2%
SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (9.34% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)(8)(13)	3,000	2,975	2,975	0.1%
				2,975	2,975	0.1%
Small Business Whole Loan Portfolio(41)	New York / Online Lending	124 Small Business Loans purchased from On Deck Capital, Inc.	30	30	17	—%
				30	17	—%
SMG US Midco	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (9.09% (LIBOR + 7.00%, due 1/23/2026)(8)(13)	7,500	7,482	7,482	0.2%
				7,482	7,482	0.2%
Spartan Energy Services, Inc.	Louisiana / Energy Equipment & Services	Senior Secured Term Loan A (7.98% (LIBOR + 6.00% with 1.00% LIBOR floor), due 12/28/2018)(13)	13,156	12,528	13,046	0.4%
		Senior Secured Term Loan B (13.98% PIK (LIBOR + 12.00% with 1.00% LIBOR floor), due 12/28/2018)(13)(46)	18,237	16,838	18,237	0.5%
				29,366	31,283	0.9%
Spectrum Holdings III Corp	Georgia / Health Care Equipment & Supplies	Second Lien Term Loan (9.09% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/31/2026)(8)(13)	7,500	7,464	7,464	0.2%
				7,464	7,464	0.2%
Strategic Materials	Texas / Household Durables	Second Lien Term Loan (10.10% (LIBOR + 7.75% with 1.00% LIBOR floor), due 11/1/2025)(8)(11)	7,000	6,936	6,936	0.2%
				6,936	6,936	0.2%
Stryker Energy, LLC	Louisiana / Energy Equipment & Services	Overriding Royalty Interests (43)		—	—	—%
				—	—	—%
Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 5.47%, due 1/17/2026)(5)(14)	28,200	18,183	14,218	0.4%
				18,183	14,218	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 3.78%, due 7/14/2026)(5)(6)(14)	$49,250	$34,297	$27,478	0.8%
				34,297	27,478	0.8%
Symphony CLO XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 7.30%, due 10/17/2026)(5)(14)	50,250	39,512	32,433	1.0%
				39,512	32,433	1.0%
TGP HOLDINGS III LLC	Oregon / Household Durables	Second Lien Term Loan (10.83% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/25/2025)(8)(11)	3,000	2,959	2,959	0.1%
				2,959	2,959	0.1%
TouchTunes Interactive Networks, Inc.	New York / Internet Software & Services	Second Lien Term Loan (10.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(3)(8)(13)	14,000	13,926	14,000	0.4%
				13,926	14,000	0.4%
Town & Country Holdings, Inc.	New York / Distributors	First Lien Term Loan (11.33% (LIBOR + 9.00% with 1.25% LIBOR floor), due 1/26/2023)(3)(11)	69,650	69,650	69,650	2.0%
				69,650	69,650	2.0%
Transplace Holdings, Inc.	Texas / Transportation Infrastructure	Second Lien Term Loan (10.79% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/6/2025)(8)(13)	28,104	27,494	28,104	0.8%
				27,494	28,104	0.8%
Turning Point Brands, Inc.(42)	Kentucky / Tobacco	Second Lien Term Loan (9.04% (LIBOR + 7.00% with 0.00% LIBOR floor), due 3/7/2024)(3)(8)(13)	14,500	14,392	14,392	0.4%
				14,392	14,392	0.4%
United Sporting Companies, Inc.(18)	South Carolina / Distributors	Second Lien Term Loan (13.09% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)(13)(46)	149,126	127,091	58,806	1.7%
		Common Stock (24,967 shares)(16)		—	—	—%
				127,091	58,806	1.7%
Universal Fiber Systems, LLC	Virginia / Textiles, Apparel & Luxury Goods	Second Lien Term Loan (11.60% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(12)	37,000	36,551	37,000	1.1%
				36,551	37,000	1.1%
Universal Turbine Parts, LLC	Alabama / Trading Companies & Distributors	Senior Secured Term Loan A (8.06% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)(3)(11)	31,363	31,363	27,926	0.8%
		Senior Secured Term Loan B (14.06% (LIBOR + 11.75% with 1.00% LIBOR floor), due 7/22/2021)(11)	32,500	32,500	28,273	0.8%
				63,863	56,199	1.6%
USG Intermediate, LLC	Texas / Leisure Products	Revolving Line of Credit – $2,500 Commitment (11.34% (LIBOR + 9.25% with 1.00% LIBOR floor), due 8/24/2018)(13)(15)	2,500	2,500	2,500	0.1%
		Senior Secured Term Loan A (8.84% (LIBOR + 6.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	11,385	11,385	11,385	0.3%
		Senior Secured Term Loan B (13.84% (LIBOR + 11.75% with 1.00% LIBOR floor), due 8/24/2022)(3)(13)	20,741	20,741	20,741	0.6%
		Equity(16)		1	—	—%
				34,627	34,626	1.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2018
Portfolio Company	Locale / Industry	Investments(1)(44)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets
UTZ Quality Foods, LLC	Pennsylvania / Food Products	Second Lien Term Loan (9.34% (LIBOR + 7.25%, due 11/21/2025)(8)(13)	$10,000	$9,884	$9,886	0.3%
				9,884	9,886	0.3%
VC GB Holdings, Inc.	Illinois / Household Durables	Subordinated Secured Term Loan (10.09% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)(3)(8)(13)	16,000	15,750	16,000	0.5%
				15,750	16,000	0.5%
Venio LLC	Pennsylvania / Professional Services	Second Lien Term Loan (4.00% plus PIK 10.00% (LIBOR + 7.50% with 2.50% LIBOR floor), due 2/19/2020)(11)(46)	22,048	18,066	20,001	0.6%
				18,066	20,001	0.6%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	38,070	450	595	—%
				450	595	—%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	46,632	—	585	—%
				—	585	—%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 11.96%, due 10/16/2028)(5)(14)	40,613	30,893	28,264	0.8%
				30,893	28,264	0.8%
Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.47%, due 4/18/2031)(5)(6)(14)	40,773	28,205	26,931	0.8%
				28,205	26,931	0.8%
Voya CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.68%, due 10/18/2027)(5)(6)(14)	28,100	27,180	22,912	0.7%
				27,180	22,912	0.7%
Voya CLO 2017-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.26%, due 7/20/2030)(5)(6)(14)	44,885	47,400	43,351	1.3%
				47,400	43,351	1.3%
Wink Holdco, Inc.	Texas / Insurance	Second Lien Term Loan (8.85% (LIBOR + 6.75% with 1.00% LIBOR floor), due 12/1/2025)(8)(13)	3,000	2,986	2,986	0.1%
				2,986	2,986	0.1%
Total Non-Control/Non-Affiliate Investments (Level 3)				$3,475,295	$3,264,517	95.8%

Total Portfolio Investments (Level 3)				$5,831,458	$5,727,279	168.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

Arctic Energy Services, LLC(37)	Wyoming / Energy Equipment & Services	Class D Units (32,915 units)(16)		$31,640	$17,370	0.5%
		Class E Units (21,080 units)(16)		20,230	—	—%
		Class A Units (700 units)(16)		9,006	—	—%
		Class C Units (10 units)(16)		—	—	—%
				60,876	17,370	0.5%
CCPI Inc.(19)	Ohio / Electronic Equipment, Instruments & Components	Senior Secured Term Loan A (10.00%, due 12/31/2020)(3)	$2,966	2,966	2,966	0.1%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2020)(3)(46)	18,216	18,216	18,216	0.5%
		Common Stock (14,857 shares)		6,759	21,870	0.7%
				27,941	43,052	1.3%
CP Energy Services Inc.(20)	Oklahoma / Energy Equipment & Services	Series B Convertible Preferred Stock (1,043 shares)(16)		98,273	72,216	2.2%
		Common Stock (2,924 shares)(16)		15,227	—	—%
				113,500	72,216	2.2%
Credit Central Loan Company, LLC(21)	South Carolina / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2019)(14)(46)	51,855	45,255	51,855	1.5%
		Class A Units (10,640,642 units)(14)(16)		13,731	9,881	0.3%
		Net Revenues Interest (25% of Net Revenues)(14)(16)		—	2,699	0.1%
				58,986	64,435	1.9%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(13)(46)	31,055	31,055	31,055	0.9%
		Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 1.00% PIK, due 12/7/2024)(13)(46)	16,044	16,044	16,044	0.5%
		Membership Interest (99%)		22,738	24,219	0.7%
				69,837	71,318	2.1%
Edmentum Ultimate Holdings, LLC(22)	Minnesota / Diversified Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 6/9/2020)(15)	7,834	7,834	7,834	0.2%
		Unsecured Senior PIK Note (8.50% PIK, due 6/9/2020)(46)	6,905	6,905	6,905	0.2%
		Unsecured Junior PIK Note (10.00% PIK, in non-accrual status effective 1/1/2017, due 6/9/2020)	31,870	23,829	31,870	1.0%
		Class A Units (370,964 units)(16)		6,577	286	—%
				45,145	46,895	1.4%
First Tower Finance Company LLC(23)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 7.00% PIK, due 6/24/2019)(14)(46)	261,114	261,114	261,114	7.8%
		Class A Units (93,997,533 units)(14)(16)		78,481	104,474	3.1%
				339,595	365,588	10.9%
Freedom Marine Solutions, LLC(24)	Louisiana / Energy Equipment & Services	Membership Interest (100%)(16)		42,610	23,994	0.7%
				42,610	23,994	0.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

MITY, Inc.(25)	Utah / Commercial Services & Supplies	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 1/30/2020)(3)(11)	$26,250	$26,250	$26,250	0.8%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 1/30/2020)(3)(11)(46)	24,442	24,442	24,442	0.7%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(14)	5,659	7,200	5,659	0.2%
		Common Stock (42,053 shares)		6,849	20,161	0.6%
				64,741	76,512	2.3%
National Property REIT Corp.(26)	Various / Equity Real Estate Investment Trusts (REITs) / Online Lending	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(11)(46)	291,315	291,315	291,315	8.7%
		Senior Secured Term Loan E (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(11)(46)	122,314	122,314	122,314	3.6%
		Senior Secured Term Loan C to ACL Loan Holdings, Inc. (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(11)(14)(46)	59,722	59,722	59,722	1.8%
		Senior Secured Term Loan C to American Consumer Lending Limited (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 12/15/2020)(11)(14)(46)	87,130	87,130	87,130	2.6%
		Common Stock (2,280,992 shares)(16)		229,815	338,046	10.1%
		Net Operating Income Interest (5% of Net Operating Income)		—	88,777	2.6%
				790,296	987,304	29.4%
Nationwide Loan Company LLC(27)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(14)(46)	16,819	16,819	16,819	0.5%
		Class A Units (32,456,159 units)(14)		18,183	20,126	0.6%
				35,002	36,945	1.1%
NMMB, Inc.(28)	New York / Media	Senior Secured Note (14.00%, due 5/6/2021)	3,714	3,714	3,714	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2021)	6,900	6,900	6,900	0.2%
		Series A Preferred Stock (7,200 shares)(16)		7,200	5,713	0.2%
		Series B Preferred Stock (5,669 shares)(16)		5,669	4,498	0.1%
				23,483	20,825	0.6%
R-V Industries, Inc.	Pennsylvania / Machinery	Senior Subordinated Note (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/31/2022)(3)(11)	28,622	28,622	28,622	0.9%
		Common Stock (745,107 shares)		6,866	4,056	0.1%
				35,488	32,678	1.0%
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)(29)	Texas / Energy Equipment & Services	Series A Convertible Preferred Stock (99,000 shares)(16)		—	1,940	0.1%
		Common Stock (100 shares)(16)		—	—	—%
				—	1,940	0.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

USES Corp.(30)	Texas / Commercial Services & Supplies	Senior Secured Term Loan A (9.00% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	$31,068	$28,604	$12,517	0.4%
		Senior Secured Term Loan B (15.50% PIK, in non-accrual status effective 4/1/2016, due 7/22/2020)	41,475	35,568	—	—%
		Common Stock (268,962 shares)(16)		—	—	—%
				64,172	12,517	0.4%
Valley Electric Company, Inc.(31)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2024)(3)(11)(46)	10,430	10,430	10,430	0.3%
		Senior Secured Note (10.00% plus 8.50% PIK, due 6/23/2024)(46)	25,624	25,624	22,079	0.7%
		Common Stock (50,000 shares)(16)		26,204	—	—%
				62,258	32,509	1.0%
Wolf Energy, LLC(32)	Kansas / Energy Equipment & Services	Membership Interest (100%)(16)		—	—	—%
		Membership Interest in Wolf Energy Services Company, LLC (100%)(16)		6,801	5,662	0.1%
		Net Profits Interest (8% of Equity Distributions)(4)(16)		—	15	—%
				6,801	5,677	0.1%
Total Control Investments (Level 3)				$1,840,731	$1,911,775	57.0%

Affiliate Investments (5.00% to 24.99% voting control)(50)

Nixon, Inc.(39)	California / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan (11.50% PIK, in non-accrual status effective 7/1/2016, due 11/12/2022)(8)	$16,499	$14,197	$—	—%
		Common Stock (857 units)(16)	—	—	—	—%
				14,197	—	—%
Targus International, LLC(33)	California / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A (15.00% PIK, due 12/31/2019)(8)(46)	1,532	1,320	1,532	—%
		Senior Secured Term Loan B (15.00% PIK, due 12/31/2019)(8)(46)	4,596	3,961	4,596	0.1%
		Common Stock (1,262,737 shares)(16)		3,479	5,301	0.1%
				8,760	11,429	0.3%
Total Affiliate Investments (Level 3)				$22,957	$11,429	0.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

American Gilsonite Company(34)	Utah / Chemicals	Membership Interest (1.93%)(16)		$—	$—	—%
				—	—	—%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 7/15/2023)(5)(14)(17)	$23,525	7,597	7,597	0.2%
				7,597	7,597	0.2%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.54%, due 10/17/2028)(5)(14)	40,500	30,494	24,777	0.7%
				30,494	24,777	0.7%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 5.73%, due 4/15/2025)(5)(14)	44,063	30,745	26,047	0.8%
				30,745	26,047	0.8%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.29%, due 10/20/2025)(5)(14)	36,515	29,491	26,083	0.8%
				29,491	26,083	0.8%
Apidos CLO XXII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.51%, due 10/20/2027)(5)(6)(14)	31,350	26,991	25,432	0.8%
				26,991	25,432	0.8%
Ark-La-Tex Wireline Services, LLC(32)	Louisiana / Energy Equipment & Services	Senior Secured Term Loan B (12.73% (LIBOR + 11.50% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 4/8/2019)(13)	26,080	1,630	1,630	—%
				1,630	1,630	—%
Armor Holding II LLC	New York / Commercial Services & Supplies	Second Lien Term Loan (10.30% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(8)(11)	7,000	6,928	7,000	0.2%
				6,928	7,000	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Health Care Providers & Services	Revolving Line of Credit – $7,000 Commitment (9.50% (LIBOR + 8.00% with 1.50% LIBOR floor), due 8/21/2018)(11)(15)	3,850	3,850	3,850	0.1%
		Senior Term Loan (9.50% (LIBOR + 8.00% with 1.50% LIBOR floor), due 2/21/2020)(3)(11)	79,560	79,560	79,560	2.4%
				83,410	83,410	2.5%
Babson CLO Ltd. 2014-III	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.01%, due 1/15/2026)(5)(6)(14)	52,250	42,101	39,001	1.2%
				42,101	39,001	1.2%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A (7.05% (LIBOR + 5.75% with 1.25% LIBOR floor), due 6/03/2021)(3)(11)	110,876	110,876	110,876	3.3%
		Senior Secured Term Loan B (13.55% (LIBOR + 12.25% with 1.25% LIBOR floor), due 6/03/2021)(11)	114,901	114,901	114,901	3.4%
				225,777	225,777	6.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 1.29%, due 4/17/2025)(5)(14)	$26,000	$17,178	$14,022	0.4%
				17,178	14,022	0.4%
California Street CLO IX Ltd. (f/k/a Symphony CLO IX Ltd.)	Cayman Islands / Structured Finance	Preference Shares (Residual Interest, current yield 13.82%, due 10/16/2028)(5)(14)	58,915	40,792	35,758	1.1%
				40,792	35,758	1.1%
Capstone Logistics Acquisition, Inc.	Georgia / Commercial Services & Supplies	Second Lien Term Loan (9.48% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(8)(13)	101,517	101,071	98,468	2.9%
				101,071	98,468	2.9%
Carlyle Global Market Strategies CLO 2014-4, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 21.61%, due 10/15/2026)(5)(6)(14)	25,534	19,494	19,757	0.6%
				19,494	19,757	0.6%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.04%, due 10/20/2029)(5)(6)(14)	32,200	31,449	26,745	0.8%
				31,449	26,745	0.8%
Cent CLO 17 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.00%, due 1/30/2025)(5)(14)	24,870	18,100	16,708	0.5%
				18,100	16,708	0.5%
Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.81%, due 1/25/2026)(5)(14)	40,275	32,105	32,148	1.0%
				32,105	32,148	1.0%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.47%, due 7/27/2026)(5)(6)(14)	48,528	36,659	36,178	1.1%
				36,659	36,178	1.1%
Centerfield Media Holding Company(35)	California / Internet Software and Services	Senior Secured Term Loan A (8.30% (LIBOR + 7.00% with 1.00% LIBOR floor), due 1/17/2022)(3)(8)(11)	67,320	67,320	67,320	2.0%
		Senior Secured Term Loan B (13.80% (LIBOR + 12.50% with 1.00% LIBOR floor), due 1/17/2022)(8)(11)	68,000	68,000	68,000	2.0%
				135,320	135,320	4.0%
CIFC Funding 2013-III, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.42%, due 10/24/2025)(5)(14)	44,100	31,233	30,265	0.9%
				31,233	30,265	0.9%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.16%, due 11/27/2024)(5)(14)	45,500	32,859	32,708	1.0%
				32,859	32,708	1.0%
CIFC Funding 2014-IV Investor, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 13.85%, due 10/17/2026)(5)(6)(14)	41,500	30,002	29,139	0.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

				30,002	29,139	0.9%
CIFC Funding 2016-I, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.33%, due 10/21/2028)(5)(6)(14)	$34,000	$31,780	$29,513	0.9%
				31,780	29,513	0.9%
Cinedigm DC Holdings, LLC	New York / Media	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(11)(46)	49,156	49,106	49,156	1.5%
				49,106	49,156	1.5%
Coverall North America, Inc.	Florida / Commercial Services & Supplies	Senior Secured Term Loan A (7.30% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	22,658	22,658	22,658	0.7%
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(11)	24,938	24,938	24,938	0.7%
				47,596	47,596	1.4%
CURO Financial Technologies Corp.	Canada / Consumer Finance	Senior Secured Notes (12.00%, due 3/1/2022)(8)(14)	10,000	9,831	10,000	0.3%
				9,831	10,000	0.3%
Digital Room LLC	California / Commercial Services & Supplies	Second Lien Term Loan (11.23% (LIBOR + 10.00% with 1.00% LIBOR floor), due 5/21/2023)(3)(8)(13)	34,000	33,389	33,389	1.0%
				33,389	33,389	1.0%
Dunn Paper, Inc.	Georgia / Paper & Forest Products	Second Lien Term Loan (9.98% (LIBOR + 8.75% with 1.00% LIBOR floor), due 8/26/2023)(3)(8)(13)	11,500	11,295	11,500	0.3%
				11,295	11,500	0.3%
Easy Gardener Products, Inc.	Texas / Household Durables	Senior Secured Term Loan (11.30% (LIBOR + 10.00% with .25% LIBOR floor), due 9/30/2020)(3)(11)	17,194	17,194	17,066	0.5%
				17,194	17,066	0.5%
EZShield Parent, Inc.	Maryland / Internet Software & Services	Senior Secured Term Loan A (7.98% (LIBOR + 6.75% with 1.00% LIBOR floor), due 2/26/2021)(3)(13)	14,963	14,963	14,963	0.4%
		Senior Secured Term Loan B (12.98% (LIBOR + 11.75% with 1.00% LIBOR floor), due 2/26/2021)(3)(13)	15,000	15,000	15,000	0.5%
				29,963	29,963	0.9%
Fleetwash, Inc.	New Jersey / Commercial Services & Supplies	Senior Secured Term Loan B (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/30/2022)(3)(11)	21,544	21,544	21,544	0.6%
		Delayed Draw Term Loan – $15,000 Commitment (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor)expires 4/30/2022)(11)(15)	—	—	—	—%
				21,544	21,544	0.6%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.14%, due 4/15/2025)(5)(14)	50,525	33,887	33,794	1.0%
				33,887	33,794	1.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Galaxy XVI CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.71%, due 11/16/2025)(5)(14)	$24,575	$17,854	$16,611	0.5%
				17,854	16,611	0.5%
Galaxy XVII CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.14%, due 7/15/2026)(5)(6)(14)	39,905	29,502	26,833	0.8%
				29,502	26,833	0.8%
Global Employment Solutions, Inc.	Colorado / Professional Services	Senior Secured Term Loan (10.48% (LIBOR + 9.25% with 1.00% LIBOR floor), due 6/26/2020)(3)(13)	48,131	48,131	48,131	1.4%
				48,131	48,131	1.4%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 0.00%, due 8/15/2023)(5)(14)(17)	23,188	5,086	5,086	0.2%
				5,086	5,086	0.2%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 5.76%, due 4/15/2025)(5)(14)	40,400	26,949	23,937	0.7%
				26,949	23,937	0.7%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.70%, due 4/18/2026)(5)(14)	24,500	15,982	15,984	0.5%
				15,982	15,984	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.39%, due 4/28/2025)(5)(6)(14)	41,164	27,617	27,869	0.8%
				27,617	27,869	0.8%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.09%, due 10/18/2027)(5)(6)(14)	39,598	34,205	34,938	1.0%
				34,205	34,938	1.0%
Harbortouch Payments, LLC	Pennsylvania / Commercial Services & Supplies	Escrow Receivable		—	864	—%
				—	864	—%
HarbourView CLO VII, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 19.25%, due 11/18/2026)(5)(6)(14)	19,025	14,955	14,047	0.4%
				14,955	14,047	0.4%
Harley Marine Services, Inc.	Washington / Marine	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(8)(11)	9,000	8,919	8,800	0.3%
				8,919	8,800	0.3%
Inpatient Care Management Company, LLC	Florida / Health Care Providers & Services	Senior Secured Term Loan (10.30% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/8/2021(3)(11)	25,467	25,467	25,467	0.8%
				25,467	25,467	0.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Instant Web, LLC	Minnesota / Media	Senior Secured Term Loan A (5.80% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)(11)	$120,948	$120,948	$120,948	3.6%
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)(11)	158,100	158,100	158,100	4.7%
		Senior Secured Term Loan C-1 (13.05% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)(11)	27,000	27,000	27,000	0.8%
		Senior Secured Term Loan C-2 (13.80% (LIBOR + 12.50% with 1.00% LIBOR floor), due 3/28/2019)(11)	25,000	25,000	25,000	0.8%
				331,048	331,048	9.9%
InterDent, Inc.	California / Health Care Providers & Services	Senior Secured Term Loan A (6.73% (LIBOR + 5.50% with 0.75% LIBOR floor), due 8/3/2017)(13)	78,656	78,656	78,656	2.3%
		Senior Secured Term Loan B (11.73% (LIBOR + 10.50% with 0.75% LIBOR floor), due 8/3/2017)(3)(13)	131,125	131,125	129,857	3.9%
				209,781	208,513	6.2%
JD Power and Associates	California / Capital Markets	Second Lien Term Loan (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 9/7/2024)(3)(8)(11)	15,000	14,796	15,000	0.4%
				14,796	15,000	0.4%
Jefferson Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.45%, due 7/20/2027)(5)(6)(14)	19,500	16,501	13,507	0.4%
				16,501	13,507	0.4%
K&N Parent, Inc.	California / Auto Components	Second Lien Term Loan (9.98% (LIBOR + 8.75% with 1.00% LIBOR floor), due 10/20/2024)(3)(8)(13)	13,000	12,762	13,000	0.4%
				12,762	13,000	0.4%
Keystone Acquisition Corp.(36)	Pennsylvania / Health Care Providers & Services	Second Lien Term Loan (10.55% (LIBOR + 9.25% with 1.00% LIBOR floor), due 5/1/2025)(3)(8)(11)	50,000	50,000	50,000	1.5%
				50,000	50,000	1.5%
LaserShip, Inc.	Virginia / Air Freight & Logistics	Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(13)	32,184	32,184	32,184	1.0%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(13)	19,768	19,768	19,768	0.5%
				51,952	51,952	1.5%
LCM XIV Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.99%, due 7/15/2025)(5)(14)	30,500	21,243	21,567	0.6%
				21,243	21,567	0.6%
Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.49%, due 8/15/2022)(5)(14)	43,110	8,558	8,472	0.3%
				8,558	8,472	0.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.80% (LIBOR + 6.50% with 1.00% LIBOR floor), due 2/24/2020)(3)(11)	$65,427	$65,427	$65,427	2.0%
		Senior Secured Term Loan B (12.80% (LIBOR + 11.50% with 1.00% LIBOR floor), due 2/24/2020)(3)(11)	52,562	52,562	52,562	1.6%
				117,989	117,989	3.6%
Maverick Healthcare Equity, LLC	Arizona / Health Care Providers & Services	Preferred Units (1,250,000 units)(16)		1,252	782	—%
		Class A Common Units (1,250,000 units)(16)		—	—	—%
				1,252	782	—%
Memorial MRI & Diagnostic, LLC	Texas / Health Care Providers & Services	Senior Secured Term Loan (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 3/16/2022)(11)	37,810	37,810	37,810	1.1%
				37,810	37,810	1.1%
Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 9.43%, due 4/12/2024)(5)(14)	43,650	28,554	26,314	0.8%
				28,554	26,314	0.8%
Mountain View CLO IX Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.70%, due 7/15/2027)(5)(6)(14)	47,830	40,832	39,857	1.2%
				40,832	39,857	1.2%
National Home Healthcare Corp.	Michigan / Health Care Providers & Services	Second Lien Term Loan (10.08% (LIBOR + 9.00% with 1.00% LIBOR floor), due 12/8/2022)(3)(8)(13)	15,407	15,199	15,407	0.5%
				15,199	15,407	0.5%
NCP Finance Limited Partnership(38)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(8)(13)(14)	26,880	26,455	25,973	0.8%
				26,455	25,973	0.8%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 13.13%, due 1/19/2025)(5)(14)	42,064	29,704	24,250	0.7%
				29,704	24,250	0.7%
Octagon Investment Partners XVIII, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 15.36%, due 12/16/2024)(5)(6)(14)	28,200	18,468	17,415	0.5%
				18,468	17,415	0.5%
Pacific World Corporation	California / Personal Products	Revolving Line of Credit – $15,000 Commitment (8.23% (LIBOR + 7.00% with 1.00% LIBOR floor), due 9/26/2020)(13)(15)	14,725	14,725	14,725	0.4%
		Senior Secured Term Loan A (6.23% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/26/2020)(3)(13)	97,250	97,250	94,834	2.8%
		Senior Secured Term Loan B (10.23% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/26/2020)(3)(13)	97,250	97,250	69,450	2.1%
				209,225	179,009	5.3%
Pelican Products, Inc.	California / Chemicals	Second Lien Term Loan (9.55% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(3)(8)(11)	17,500	17,489	16,699	0.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

				17,489	16,699	0.5%
PeopleConnect Intermediate, LLC (f/k/a Intelius, Inc.)	Washington / Internet Software & Services	Revolving Line of Credit – $1,000 Commitment (9.80% (LIBOR + 8.50% with 1.00% LIBOR floor), due 8/11/2017)(11)(15)	$—	$—	$—	—%
		Senior Secured Term Loan A (6.80% (LIBOR + 5.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	19,606	19,606	19,606	0.6%
		Senior Secured Term Loan B (12.80% (LIBOR + 11.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(11)	20,552	20,552	20,552	0.6%
				40,158	40,158	1.2%
PGX Holdings, Inc.	Utah / Diversified Consumer Services	Second Lien Term Loan (10.23% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(13)	143,767	143,767	143,767	4.3%
				143,767	143,767	4.3%
Photonis Technologies SAS	France / Electronic Equipment, Instruments & Components	First Lien Term Loan (8.80% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(8)(11)(14)	9,872	9,755	8,794	0.3%
				9,755	8,794	0.3%
Pinnacle (US) Acquisition Co. Limited	Texas / Software	Second Lien Term Loan (10.55% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(8)(11)	7,037	6,947	5,150	0.2%
				6,947	5,150	0.2%
PlayPower, Inc.	North Carolina / Leisure Products	Second Lien Term Loan (10.05% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(3)(8)(11)	11,000	10,880	11,000	0.3%
				10,880	11,000	0.3%
PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Senior Secured Term Loan A (8.30% (LIBOR + 7.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(11)	53,138	53,138	49,312	1.5%
		Senior Secured Term Loan B (13.30% (LIBOR + 12.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(11)	74,500	74,500	54,585	1.6%
				127,638	103,897	3.1%
Prince Mineral Holding Corp.	New York / Metals & Mining	Senior Secured Term Loan (11.50%, due 12/15/2019)(8)	10,000	9,953	10,000	0.3%
				9,953	10,000	0.3%
RGIS Services, LLC	Michigan / Commercial Services & Supplies	Senior Secured Term Loan (8.80% (LIBOR + 7.50% with 1.00% LIBOR floor), due 3/31/2023)(8)(11)	14,963	14,744	14,744	0.4%
				14,744	14,744	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

RME Group Holding Company	Florida / Media	Revolving Line of Credit – $2,000 Commitment (9.30% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/4/2017)(11)(15)	—	—	—	—%
		Senior Secured Term Loan A (7.30% (LIBOR + 6.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	37,500	37,500	37,500	1.1%
		Senior Secured Term Loan B (12.30% (LIBOR + 11.00% with 1.00% LIBOR floor), due 5/4/2022)(3)(11)	25,000	25,000	25,000	0.8%
				62,500	62,500	1.9%
Rocket Software, Inc.	Massachusetts / Software	Second Lien Term Loan (10.80% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/14/2024)(3)(8)(11)	$50,000	$49,094	$50,000	1.5%
				49,094	50,000	1.5%
SCS Merger Sub, Inc.	Texas / IT Services	Second Lien Term Loan (10.73% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(8)(13)	20,000	19,531	20,000	0.6%
				19,531	20,000	0.6%
SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (8.37% (LIBOR + 7.25% with 1.00% LIBOR floor), due 2/23/2025)(8)(12)	3,000	2,971	2,971	0.1%
				2,971	2,971	0.1%
Small Business Whole Loan Portfolio(41)	New York / Online Lending	781 Small Business Loans purchased from On Deck Capital, Inc.	8,434	8,434	7,964	0.2%
				8,434	7,964	0.2%
Spartan Energy Services, Inc.	Louisiana / Energy Equipment & Services	Senior Secured Term Loan A (7.23% (LIBOR + 6.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2018)(13)	13,156	11,933	8,833	0.3%
		Senior Secured Term Loan B (13.23% (LIBOR + 12.00% with 1.00% LIBOR floor), in non-accrual status effective 4/1/2016, due 12/28/2018)(13)	16,101	13,669	—	—%
				25,602	8,833	0.3%
Stryker Energy, LLC	Ohio / Oil, Gas & Consumable Fuels	Overriding Royalty Interests(43)		—	—	—%
				—	—	—%
Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.70%, due 1/17/2026)(5)(14)	28,200	19,519	17,304	0.5%
				19,519	17,304	0.5%
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.41%, due 7/14/2026)(5)(6)(14)	49,250	36,668	33,744	1.0%
				36,668	33,744	1.0%
Symphony CLO XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.68%, due 10/17/2026)(5)(14)	50,250	41,383	38,123	1.1%
				41,383	38,123	1.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

TouchTunes Interactive Networks, Inc.	New York / Internet Software & Services	Second Lien Term Loan (9.47% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(3)(8)(11)	14,000	13,907	13,907	0.4%
				13,907	13,907	0.4%
Traeger Pellet Grills LLC	Oregon / Household Durables	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2019)(3)(11)	53,094	53,094	53,094	1.6%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2019)(3)(11)	56,031	56,031	56,031	1.6%
				109,125	109,125	3.2%
Transaction Network Services, Inc.	Virginia / Diversified Telecommunication Services	Second Lien Term Loan (9.23% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)(3)(8)(13)	$4,410	$4,395	$4,410	0.1%
				4,395	4,410	0.1%
Turning Point Brands, Inc.(42)	Kentucky / Tobacco	Second Lien Term Loan (11.00%, due 8/17/2022)(3)(8)	14,500	14,365	14,431	0.4%
				14,365	14,431	0.4%
United Sporting Companies, Inc.(18)	South Carolina / Distributors	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor) plus 2.00% PIK, in non-accrual status effective 4/1/2017, due 11/16/2019)(3)(13)	141,559	140,847	83,225	2.5%
		Common Stock (24,967 shares)(16)		—	—	—%
				140,847	83,225	2.5%
Universal Fiber Systems, LLC	Virginia / Textiles, Apparel & Luxury Goods	Second Lien Term Loan (10.76% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(8)(12)	37,000	36,446	37,000	1.1%
				36,446	37,000	1.1%
Universal Turbine Parts, LLC	Alabama / Trading Companies & Distributors	Senior Secured Term Loan A (6.98% (LIBOR + 5.75% with 1.00% LIBOR floor), due 7/22/2021)(3)(13)	32,013	32,013	32,013	1.0%
		Senior Secured Term Loan B (12.98% (LIBOR + 11.75% with 1.00% LIBOR floor), due 7/22/2021)(3)(13)	32,500	32,500	32,500	0.9%
				64,513	64,513	1.9%
USG Intermediate, LLC	Texas / Leisure Products	Revolving Line of Credit – $2,500 Commitment (10.98% (LIBOR + 9.75% with 1.00% LIBOR floor), due 4/15/2018)(13)(15)	1,000	1,000	1,000	—%
		Senior Secured Term Loan A (8.48% (LIBOR + 7.25% with 1.00% LIBOR floor), due 4/15/2020)(3)(13)	13,307	13,307	13,307	0.4%
		Senior Secured Term Loan B (13.48% (LIBOR + 12.25% with 1.00% LIBOR floor), due 4/15/2020)(3)(13)	18,897	18,897	18,897	0.6%
		Equity(16)		1	—	—%
				33,205	33,204	1.0%
VC GB Holdings, Inc.	Illinois / Household Durables	Subordinated Secured Term Loan (9.23% (LIBOR + 8.00% with 1.00% LIBOR floor), due 2/28/2025)(8)(13)	20,000	19,712	19,992	0.6%
				19,712	19,992	0.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2017
Portfolio Company	Locale / Industry	Investments(1)(45)	Principal Value	Amortized Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Venio LLC	Pennsylvania / Professional Services	Second Lien Term Loan (4.00% plus PIK 10.00% (LIBOR + 7.50% with 2.50% LIBOR floor), in non-accrual status effective 12/31/15, due 2/19/2020)(11)	20,442	16,111	16,342	0.5%
				16,111	16,342	0.5%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	38,070	22,667	22,667	0.7%
				22,667	22,667	0.7%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 0.00%, due 10/15/2022)(5)(14)(17)	46,632	26,445	26,445	0.8%
				26,445	26,445	0.8%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.13%, due 10/15/2028)(5)(14)	$40,613	$31,018	$30,544	0.9%
				31,018	30,544	0.9%
Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.96%, due 4/18/2026)(5)(6)(14)	32,383	24,613	26,177	0.8%
				24,613	26,177	0.8%
Voya CLO 2016-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.55%, due 10/18/2027)(5)(6)(14)	28,100	27,130	23,497	0.7%
				27,130	23,497	0.7%
Voya CLO 2017-3, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.89%, due 7/20/2030)(5)(6)(14)	44,885	44,885	44,670	1.3%
				44,885	44,670	1.3%
Washington Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 8.53%, due 4/20/2026)(5)(6)(14)	22,600	16,711	14,182	0.4%
				16,711	14,182	0.4%
Water Pik, Inc.	Colorado / Personal Products	Second Lien Term Loan (10.05% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(3)(8)(11)	13,739	13,473	13,739	0.4%
				13,473	13,739	0.4%
Wheel Pros, LLC	Colorado / Auto Components	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(11)	12,000	12,000	12,000	0.4%
		Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(11)	5,460	5,460	5,460	0.2%
				17,460	17,460	0.6%
Total Non-Control/Non-Affiliate Investments (Level 3)				$4,117,868	$3,915,101	116.7%

Total Portfolio Investments (Level 3)				$5,981,556	$5,838,305	174.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017

(1)
The terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise. The securities in which Prospect has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of June 30, 2018 and June 30, 2017, all of our investments were valued using significant unobservable inputs. In accordance with ASC 820, such investments are classified as Level 3 within the fair value hierarchy. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC (“PCF”), our wholly-owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the Revolving Credit Facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of the investments held by PCF at June 30, 2018 and June 30, 2017 were $1,307,955 and $1,513,413, respectively, representing 22.8% and 25.9% of our total investments, respectively.

(4)	In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(5)
This investment is in the equity class of the collateralized loan obligation (“CLO”) security. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(6)	Co-investment with another fund managed by an affiliate of our investment adviser, Prospect Capital Management L.P. See Note 13 for further discussion.

(7)	Engine Group. Inc., Clearstream TV, Inc., and ORC International, Inc., are joint borrowers on the senior secured and the second lien term loans.

(8)	Syndicated investment which was originated by a financial institution and broadly distributed.

(9)	Autodata, Inc. and Autodata Solutions, Inc. are joint borrowers.

(10)
The interest rate on these investments is subject to the base rate of 6-Month LIBOR, which was 2.50% and 1.45% at June 30, 2018 and June 30, 2017, respectively. The current base rate for each investment may be different from the reference rate on June 30, 2018 and June 30, 2017.

(11)
The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.34% and 1.30% at June 30, 2018 and June 30, 2017, respectively. The current base rate for each investment may be different from the reference rate on June 30, 2018 and June 30, 2017.

(12)
The interest rate on these investments is subject to the base rate of 2-Month LIBOR, which was 2.17% and 1.25% at June 30, 2018 and June 30, 2017, respectively.. The current base rate for each investment may be different from the reference rate on June 30, 2018 and June 30, 2017.

(13)
The interest rate on these investments is subject to the base rate of 1-Month LIBOR, which was 2.09% and 1.23% at June 30, 2018 and June 30, 2017, respectively. The current base rate for each investment may be different from the reference rate on June 30, 2018 and June 30, 2017.

(14)
Investment has been designated as an investment not “qualifying” under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2018 and June 30, 2017, our qualifying assets as a percentage of total assets, stood at 73.20% and 71.75%, respectively. We monitor the status of these assets on an ongoing basis.

(15)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of June 30, 2018 and June 30, 2017, we had $29,675 and $22,925, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

(16)	Represents non-income producing security that has not paid a dividend in the year preceding the reporting date.

(17)
The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost.

(18)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry’s Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on the second lien term loan. United Sporting Companies, Inc. is a parent guarantor of this debt investment.

(19)
CCPI Holdings Inc., a consolidated entity in which we own 100% of the common stock, owns 94.59% of CCPI Inc. (“CCPI”), the operating company, as of June 30, 2018 and June 30, 2017. We report CCPI as a separate controlled company.

(20)
CP Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 99.8% of CP Energy Services Inc. (“CP Energy”) as of June 30, 2018, which is an increase from 82.3% as of June 30, 2017. CP Energy owns directly or indirectly 100% of each of CP Well Testing, LLC; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. We report CP Energy as a separate controlled company. On October 1, 2017 we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged $35,048 of Series B Convertible Preferred Stock for $35,048 of senior secured debt. On January 18, 2018, CP Energy redeemed common shares belonging to senior management, which increased our ownership percentage from 82.3% to 94.2% as of March 31, 2018. Our ownership percentage in CP Energy further increased to 99.8% as of June 30, 2018 following the April 6, 2018 merger between Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment"), a controlled portfolio company, and CP Energy. (See endnote #37 and Note 14)

(21)
Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a consolidated entity in which we own 100% of the membership interests, owns 98.26% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC (“Credit Central”)) as of June 30, 2018 and June 30, 2017. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC, the operating companies. We report Credit Central as a separate controlled company.

(22)
As of June 30, 2017, Prospect held a 37.1% membership interest in Edmentum Ultimate Holdings, LLC (“Edmentum Holdings”), which owns 100% of the equity of Edmentum, Inc. On February 23, 2018, certain participating members of Edmentum Holdings increased their revolving credit commitment and extended additional credit to Edmentum, Inc. in exchange for additional common units of Edmentum Holdings. As a result, Prospect’s equity ownership was diluted to 11.51% and the investment was transferred from control to affiliate investment classification as of March 31, 2018.

(23)
First Tower Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC, the operating company as of June 30, 2018 and June 30, 2017. We report First Tower Finance as a separate controlled company.

(24)
Energy Solutions Holdings Inc., a consolidated entity in which we own 100% of equity, owns 100% of Freedom Marine Solutions, LLC (“Freedom Marine”), which owns Vessel Company, LLC, Vessel Company II, LLC and Vessel Company III, LLC. We report Freedom Marine as a separate controlled company.

(25)
MITY Holdings of Delaware Inc. (“MITY Delaware”), a consolidated entity in which we own 100% of the common stock, owns 95.48% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”), as of June 30, 2018 and June 30, 2017. MITY owns 100% of each of MITY-Lite, Inc. (“Mity-Lite”); Broda Enterprises USA, Inc.; and Broda Enterprises ULC (“Broda Canada”). We report MITY as a separate controlled company. MITY Delaware has a subordinated unsecured note issued and outstanding to Broda Canada that is denominated in Canadian Dollars (“CAD”). As of June 30, 2018 and June 30, 2017, the principal balance of this note was CAD 7,371. In accordance with ASC 830, Foreign Currency Matters (“ASC 830”), this note was remeasured into our functional currency, US Dollars (USD), and is presented on our Consolidated Schedule of Investments in USD. We formed a separate legal entity domiciled in the United States, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 96.88% of the equity, and MITY-Lite management owns the remaining portion.  MITY FSC does not have material operations.  This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distribute it to its shareholders based on pro-rata ownership.  During the three months ended December 31, 2016, we received $406 of such commission, which we recognized as other income. On January 17, 2017, we invested an additional $8,000 of Senior Secured Term Loan A and $8,000 of Senior Secured Term Loan B debt investments in MITY, to fund an acquisition.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

(26)
NPH Property Holdings, LLC, a consolidated entity in which we own 100% of the membership interests, owns 100% of the common equity of National Property REIT Corp. (“NPRC”) (f/k/a National Property Holdings Corp.), a property REIT which holds investments in several real estate properties. Additionally, NPRC invests in online consumer loans through ACL Loan Holdings, Inc. (“ACLLH”) and American Consumer Lending Limited (“ACLL”), its wholly-owned subsidiaries. We report NPRC as a separate controlled company. See Note 3 for further discussion of the properties held by NPRC. On August 1, 2016, we made an investment into ACLL, under the ACLL credit agreement, for senior secured term loans, Term Loan C, with the same terms as the existing ACLLH Term Loan C due to us. On January 1, 2017, we restructured our investment in NPRC and exchanged $55,000 of Senior Secured Term Loan E for common stock. During the quarter ended March 31, 2018, we restructured our investment in NPRC and exchanged $14,274 of ACLLH Senior Secured Term Loan C and $97,578 of ACLL Senior Secured Term Loan C for $111,852 of Senior Secured Term Loan E. On March 31, 2018, Prospect contributed $48,832 to NPRC as an increase to the NPRC Senior Secured Term Loan E. On the same day, NPRC distributed $48,832 as a return of capital to Prospect.

(27)
Nationwide Acceptance Holdings LLC, a consolidated entity in which we own 100% of the membership interests, owns 94.48% of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC ), the operating company, as of June 30, 2018 and June 30, 2017. We report Nationwide Loan Company LLC as a separate controlled company. On June 1, 2015, Nationwide Acceptance LLC completed a reorganization and was renamed Nationwide Loan Company LLC (“Nationwide”) and formed two new wholly-owned subsidiaries: Pelican Loan Company LLC (“Pelican”) and Nationwide Consumer Loans LLC. Nationwide assigned 100% of the equity interests in its other subsidiaries to Pelican which, in turn, assigned these interests to a new operating company wholly-owned by Pelican named Nationwide Acceptance LLC (“New Nationwide”). New Nationwide also assumed the existing senior subordinated term loan due to Prospect.

(28)
NMMB Holdings, a consolidated entity in which we own 100% of the equity, owns 91.52% and 96.33% of the fully diluted equity of NMMB, Inc. (“NMMB”) as of June 30, 2018 and June 30, 2017, respectively. NMMB owns 100% of Refuel Agency, Inc., which owns 100% of Armed Forces Communications, Inc. We report NMMB as a separate controlled company.

(29)
On June 3, 2017, Gulf Coast Machine & Supply Company (“Gulf Coast”) sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulf Coast. As no proceeds were allocated to Prospect our debt and equity investment in Gulfco was written-off and we recorded a realized loss of $66,103 during the year ended June 30, 2017. In June 2018, Gulf Coast received escrow proceeds of $2,050 related to the sale. On June 28, 2017, Gulf Coast was renamed to SB Forging Company II, Inc.

(30)	Prospect owns 99.96% of the equity of USES Corp. as of June 30, 2018 and June 30, 2017.

(31)
Valley Electric Holdings I, Inc., a consolidated entity in which we own 100% of the common stock, owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), another consolidated entity. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”). Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. We report Valley Electric as a separate controlled company.

(32)
On March 14, 2017, assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services Company, LLC, a new wholly-owned subsidiary of Wolf Energy Holdings, in exchange for a full reduction of Ark-La-Tex’s Senior Secured Term Loan A and a partial reduction of the Senior Secured Term Loan B cost basis, in total equal to $22,145. The cost basis of the transferred assets is equal to the appraised fair value of assets at the time of transfer. During the three months ended June 30, 2017, Ark-La-Tex Term Loan B was written-off and a loss of $19,818 was realized. On June 30, 2017, the 18.00% Senior Secured Promissory Note, due April 15, 2018, in Wolf Energy, LLC was contributed to equity of Wolf Energy LLC. There was no impact from the transaction due to the note being on non-accrual status and having zero cost basis.

(33)
Prospect owns 16.04% and 12.63% of the equity in Targus Cayman HoldCo Limited, the parent company of Targus International LLC (“Targus”) as of June 30, 2018 and June 30, 2017, respectively. On September 25, 2017, Prospect exchanged $1,600 of Senior Secured Term Loan A and $4,799 of Senior Secured Term Loan B investments in Targus into 6,120,658 of common shares, and recorded a realized gain of $846, as a result of this transaction.

(34)
We own 99.9999% of AGC/PEP, LLC (“AGC/PEP”). As of September 30, 2016, AGC/PEP, LLC owned 2,038 out of a total of 93,485 shares (including 7,456 vested and unvested management options) of American Gilsonite Holding Company (“AGC Holdco”), which owns 100% of American Gilsonite Company (“AGC”). On October 24, 2016, AGC filed for a joint prepackaged plan of reorganization under Chapter 11 of the bankruptcy code. During the year ended June 30, 2017, AGC emerged from bankruptcy and AGC Holdco was dissolved. AGC/PEP received a total of 131 shares, representing a total ownership stake of 0.05% in AGC.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

(35)	Centerfield Media Holding Company and Oology Direct Holdings, Inc. are joint borrowers and guarantors on the senior secured loan facilities.

(36)
Keystone Acquisition Corp. is the parent borrower on the second lien term loan. Other joint borrowers on this debt investment include Keystone Peer Review Organization, Inc., KEPRO Acquisitions, Inc., APS Healthcare Bethesda, Inc., Ohio KEPRO, Inc., and APS Healthcare Quality Review, Inc.

(37)
Arctic Oilfield Equipment USA, Inc., a consolidated entity in which we own 100% of the common equity, owns 70% of the equity units of Arctic Energy Services, LLC (“Arctic Energy”), the operating company. Our ownership of Arctic Energy as of June 30, 2017 includes a preferred interest in their holdings of all the Class D, Class E, Class C, and Class A Units (in order of priority returns). These unit classes are senior to management’s interests in the F and B Units. As of June 30, 2017, we reported Arctic Energy as a separate controlled company. On April 6, 2018, Arctic Equipment merged with CP Energy, with CP Energy continuing as the surviving corporation. As a result of the transaction, our equity interest in Arctic Equipment was exchanged for newly issued common shares of CP Energy (See Note 14).

(38)	NCP Finance Limited Partnership, NCP Finance Ohio, LLC, and certain affiliates thereof are joint borrowers on the subordinated secured term loan.

(39)
As of June 30, 2018 and June 30, 2017, Prospect owns 8.57% of the equity in Encinitas Watches Holdco, LLC (f/k/a Nixon Holdco, LLC), the parent company of Nixon, Inc. On February 26, 2018, Prospect entered into a debt forgiveness agreement with Nixon, Inc., which terminated $17,472 Senior Secured Term Loan receivable due to us. We recorded a realized loss of $14,197 in our Consolidated Statement of Operations for the year ended June 30, 2018 as a result of this transaction.

(40)
On May 29, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of Pacific World Corporation (“Pacific World”) and to appoint a new Board of Directors of Pacific World. As a result, as of June 30, 2018, Prospect’s investment in Pacific World is classified as a control investment.

(41)	Our wholly-owned subsidiary Prospect Small Business Lending, LLC purchases small business whole loans from small business loan originators, including On Deck Capital, Inc.

(42)	Turning Point Brands, Inc. and North Atlantic Trading Company, Inc. are joint borrowers and guarantors on the secured loan facility.

(43)	The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(44)	The following shows the composition of our investment portfolio at cost by control designation, investment type, and by industry as of June 30, 2018:

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Cost Total
Control Investments
Aerospace & Defense	$47,099	$—	$—	$—	$22,738	$69,837
Commercial Services & Supplies	117,861	—	—	7,200	6,849	131,910
Construction & Engineering	38,211	—	—	—	26,204	64,415
Consumer Finance	—	337,972	—	—	116,839	454,811
Electronic Equipment, Instruments & Components	20,700	—	—	—	6,759	27,459
Energy Equipment & Services	35,048	—	—	—	191,812	226,860
Equity Real Estate Investment Trusts (REITs)	293,203	—	—	—	206,655	499,858
Health Care Providers & Services	212,701	—	—	—	—	212,701
Machinery	—	28,622	—	—	6,866	35,488
Media	8,614	—	—	—	12,869	21,483
Online Lending	226,180	—	—	—	100,949	327,129
Personal Products	213,575	—	—	—	15,000	228,575
Total Control Investments	$1,213,192	$366,594	$—	$7,200	$713,540	$2,300,526
Affiliate Investments
Diversified Consumer Services	$—	$7,834	$—	$31,348	$6,577	$45,759

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Cost Total
Textiles, Apparel & Luxury Goods	—	—	—	—	9,878	9,878
Total Affiliate Investments	$—	$7,834	$—	$31,348	$16,455	$55,637
Non-Control/Non-Affiliate Investments
Auto Components	$—	$12,681	$—	$—	$—	$12,681
Building Products	—	9,905	—	—	—	9,905
Capital Markets	—	19,799	—	—	—	19,799
Commercial Services & Supplies	90,364	163,913	—	—	—	254,277
Communications Equipment	—	39,860	—	—	—	39,860
Consumer Finance	30,570	—	—	—	—	30,570
Distributors	343,659	127,091	—	—	—	470,750
Diversified Consumer Services	9,647	118,289	—	—	—	127,936
Electronic Equipment, Instruments & Components	12,490	14,856	—	—	—	27,346
Energy Equipment & Services	30,511	—	—	—	—	30,511
Food Products	—	9,884	—	—	—	9,884
Health Care Equipment & Supplies	35,815	7,464	—	—	—	43,279
Health Care Providers & Services	145,336	61,909	—	—	1,252	208,497
Hotels, Restaurants & Leisure	29,813	7,482	—	—	—	37,295
Household & Personal Products	24,938	—	—	—	—	24,938
Household Durables	16,894	25,645	—	—	—	42,539
Insurance	—	2,986	—	—	—	2,986
Internet & Direct Marketing Retail	4,813	35,000	—	—	—	39,813
Internet Software & Services	215,791	13,926	—	—	—	229,717
IT Services	160,588	21,595	—	—	—	182,183
Leisure Products	34,626	10,904	—	—	1	45,531
Media	118,605	2,975	—	—	—	121,580
Online Lending	—	—	—	30	—	30
Paper & Forest Products	—	11,328	—	—	—	11,328
Pharmaceuticals	—	11,882	—	—	—	11,882
Professional Services	9,468	64,804	—	—	—	74,272
Real Estate Management & Development	41,860	—	—	—	—	41,860
Software	—	66,435	—	—	—	66,435
Technology Hardware, Storage & Peripherals	—	12,384	—	—	—	12,384
Textiles, Apparel & Luxury Goods	—	36,551	—	—	—	36,551
Tobacco	—	14,392	—	—	—	14,392
Trading Companies & Distributors	63,863	—	—	—	—	63,863
Transportation Infrastructure	—	27,494	—	—	—	27,494
Structured Finance (A)	—	—	1,102,927	—	—	1,102,927
Total Non-Control/ Non-Affiliate	$1,419,651	$951,434	$1,102,927	$30	$1,253	$3,475,295
Total Portfolio Investment Cost	$2,632,843	$1,325,862	$1,102,927	$38,578	$731,248	$5,831,458
The following shows the composition of our investment portfolio at fair value by control designation, investment type, and by industry as of June 30, 2018:

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Control Investments
Aerospace & Defense	$47,099	$—	$—	$—	$35,179	$82,278	2.4%
Commercial Services & Supplies	67,011	—	—	5,563	2,639	75,213	2.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Construction & Engineering	38,211	—	—	—	12,586	50,797	1.5%
Consumer Finance	—	342,331	—	—	211,209	553,540	16.2%
Electronic Equipment, Instruments & Components	20,700	—	—	—	15,056	35,756	1.1%
Energy Equipment & Services	35,048	—	—	—	103,456	138,504	4.1%
Equity Real Estate Investment Trusts (REITs)	293,203	—	—	—	518,712	811,915	23.8%
Health Care Providers & Services	197,621	—	—	—	—	197,621	5.8%
Machinery	—	28,622	—	—	3,264	31,886	0.9%
Media	8,614	—	—	—	10,121	18,735	0.6%
Online Lending	226,180	—	—	—	16,881	243,061	7.1%
Personal Products	165,020	—	—	—	—	165,020	4.9%
Total Control Investments	$1,098,707	$370,953	$—	$5,563	$929,103	$2,404,326	70.6%
Fair Value % of Net Assets	32.2%	10.9%	—%	0.2%	27.3%	70.6%
Affiliate Investments
Diversified Consumer Services	—	7,834	—	27,382	—	35,216	1.0%
Textiles, Apparel & Luxury Goods	—	—	—		23,220	23,220	0.7%
Total Affiliate Investments	$—	$7,834	$—	$27,382	$23,220	$58,436	1.7%
Fair Value % of Net Assets	—%	0.2%	—%	0.8%	0.7%	1.7%
Non-Control/Non-Affiliate Investments
Auto Components	$—	$12,887	$—	$—	$—	$12,887	0.4%
Building Products	—	10,000	—	—	—	10,000	0.3%
Capital Markets	—	20,000	—	—	—	20,000	0.6%
Commercial Services & Supplies	89,658	164,236	—	—	917	254,811	7.5%
Communications Equipment	—	40,000	—	—	—	40,000	1.2%
Consumer Finance	33,438	—	—	—	—	33,438	1.0%
Distributors	343,659	58,806	—	—	—	402,465	11.8%
Diversified Consumer Services	9,647	118,289	—	—	—	127,936	3.8%
Electronic Equipment, Instruments & Components	12,335	14,873	—	—	—	27,208	0.8%
Energy Equipment & Services	32,070	—	—	—	—	32,070	0.9%
Food Products	—	9,886	—	—	—	9,886	0.3%
Health Care Equipment & Supplies	35,815	7,464	—	—	—	43,279	1.3%
Health Care Providers & Services	144,130	61,933	—	—	446	206,509	6.0%
Hotels, Restaurants & Leisure	29,813	7,482	—	—	—	37,295	1.1%
Household & Personal Products	24,938	—	—	—	—	24,938	0.7%
Household Durables	15,728	25,895	—	—	—	41,623	1.2%
Insurance	—	2,986	—	—	—	2,986	0.1%
Internet & Direct Marketing Retail	4,813	35,000	—	—	—	39,813	1.2%
Internet Software & Services	215,791	14,000	—	—	—	229,791	6.7%
IT Services	160,588	21,990	—	—	—	182,578	5.4%
Leisure Products	34,626	11,000	—	—	—	45,626	1.3%
Media	118,655	2,975	—	—	—	121,630	3.6%
Online Lending	—	—	—	17	—	17	—%
Paper & Forest Products	—	11,226	—	—	—	11,226	0.3%
Pharmaceuticals	—	12,000	—	—	—	12,000	0.3%
Professional Services	9,608	67,383	—	—	—	76,991	2.3%
Real Estate Management & Development	41,860	—	—	—	—	41,860	1.2%
Software	—	67,265	—	—	—	67,265	2.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO (C)	Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets
Technology Hardware, Storage & Peripherals	—	12,500	—	—	—	12,500	0.4%
Textiles, Apparel & Luxury Goods	—	37,000	—	—	—	37,000	1.1%
Tobacco	—	14,392	—	—	—	14,392	0.4%
Trading Companies & Distributors	56,199	—	—	—	—	56,199	1.6%
Transportation Infrastructure	—	28,104	—	—	—	28,104	0.8%
Structured Finance (A)	—	—	960,194	—	—	960,194	28.2%
Total Non-Control/ Non-Affiliate	$1,413,371	$889,572	$960,194	$17	$1,363	$3,264,517	95.8%
Fair Value % of Net Assets	41.5%	26.1%	28.2%	—%	—%	95.8%
Total Portfolio	$2,512,078	$1,268,359	$960,194	$32,962	$953,686	$5,727,279	168.1%
Fair Value % of Net Assets	73.7%	37.2%	28.2%	1.0%	28.0%	168.1%
(A) Our CLO investments do not have industry concentrations and as such have been separated in the table above.
(B) Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.
(C) We hold one CLO debt investment in the Class F Subordinated Notes of Galaxy XXVIII CLO, Ltd. As of June 30, 2018 the cost and fair value are $6,159 and $6,159 , respectively, and makes up 0.2% of our net assets. Our remaining CLO investments are held in CLO equity tranches which earn residual interest. As of June 30, 2018 the cost and fair value of our investment in the equity tranches are $1,096,768 and $954,035, respectively, and make up 28.0% of our net assets.
(45)The following shows the composition of our investment portfolio at cost by control designation, investment type, and by industry as of June 30, 2017:

Industry	1st Lien	2nd Lien	CLO Residual Interest	Unsecured Debt	Equity (C)	Cost Total
Control Investments
Aerospace & Defense	$47,099	$—	$—	$—	$22,738	$69,837
Commercial Services & Supplies	114,864	—	—	7,200	6,849	128,913
Construction & Engineering	36,054	—	—	—	26,204	62,258
Consumer Finance	—	323,188	—	—	110,395	433,583
Diversified Consumer Services	—	7,834	—	30,734	6,577	45,145
Electronic Equipment, Instruments & Components	21,182	—	—	—	6,759	27,941
Energy Equipment & Services	—	—	—	—	223,787	223,787
Equity Real Estate Investment Trusts (REITs)	291,315	—	—	—	83,065	374,380
Machinery	—	28,622	—	—	6,866	35,488
Media	10,614	—	—	—	12,869	23,483
Online Lending	269,166	—	—	—	146,750	415,916
Total Control Investments	$790,294	$359,644	$—	$37,934	$652,859	$1,840,731
Affiliate Investments
Textiles, Apparel & Luxury Goods	$19,478	$—	$—	$—	$3,479	$22,957
Total Affiliate Investments	$19,478	$—	$—	$—	$3,479	$22,957
Non-Control/Non-Affiliate Investments
Air Freight & Logistics	$51,952	$—	$—	$—	$—	$51,952
Auto Components	—	30,222	—	—	—	30,222
Capital Markets	—	14,796	—	—	—	14,796
Chemicals	—	17,489	—	—	—	17,489
Commercial Services & Supplies	83,884	141,388	—	—	—	225,272
Consumer Finance	9,831	26,455	—	—	—	36,286
Distributors	—	140,847	—	—	—	140,847
Diversified Consumer Services	—	143,767	—	—	—	143,767
Diversified Telecommunication Services	—	4,395	—	—	—	4,395

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

Industry	1st Lien	2nd Lien	CLO Residual Interest	Unsecured Debt	Equity (C)	Cost Total
Electronic Equipment, Instruments & Components	9,755	—	—	—	—	9,755
Energy Equipment & Services	27,232	—	—	—	—	27,232
Health Care Providers & Services	356,468	65,199	—	—	1,252	422,919
Hotels, Restaurants & Leisure	127,638	—	—	—	—	127,638
Household Durables	126,319	19,712	—	—	—	146,031
Internet Software & Services	205,441	13,907	—	—	—	219,348
IT Services	—	19,531	—	—	—	19,531
Leisure Products	33,204	10,880	—	—	1	44,085
Marine	—	8,919	—	—	—	8,919
Media	442,654	2,971	—	—	—	445,625
Metals & Mining	9,953	—	—	—	—	9,953
Online Lending	—	—	—	8,434	—	8,434
Paper & Forest Products	—	11,295	—	—	—	11,295
Personal Products	209,225	13,473	—	—	—	222,698
Pharmaceuticals	117,989	—	—	—	—	117,989
Professional Services	48,131	16,111	—	—	—	64,242
Software	—	56,041	—	—	—	56,041
Textiles, Apparel & Luxury Goods	225,777	36,446	—	—	—	262,223
Tobacco	—	14,365	—	—	—	14,365
Trading Companies & Distributors	64,513	—	—	—	—	64,513
Structured Finance (B)	—	—	1,150,006	—	—	1,150,006
Total Non-Control/ Non-Affiliate	$2,149,966	$808,209	$1,150,006	$8,434	$1,253	$4,117,868
Total Portfolio Investment Cost	$2,959,738	$1,167,853	$1,150,006	$46,368	$657,591	$5,981,556

The following shows the composition of our investment portfolio at fair value by control designation, investment type, and by industry as of June 30, 2017:

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO Residual Interest	Unsecured Debt	Equity (C)	Fair Value Total	Fair Value % of Net Assets
Control Investments
Aerospace & Defense	$47,099	$—	$—	$—	$24,219	$71,318	2.1%
Commercial Services & Supplies	63,209	—	—	5,659	20,161	89,029	2.7%
Construction & Engineering	32,509	—	—	—	—	32,509	1.0%
Consumer Finance	—	329,788	—	—	137,180	466,968	13.9%
Diversified Consumer Services	—	7,834	—	38,775	286	46,895	1.4%
Electronic Equipment, Instruments & Components	21,182	—	—	—	21,870	43,052	1.3%
Energy Equipment & Services	—	—	—	—	121,197	121,197	3.6%
Equity Real Estate Investment Trusts (REITs)	291,315	—	—	—	333,022	624,337	18.6%
Machinery	—	28,622	—	—	4,056	32,678	1.0%
Media	10,614	—	—	—	10,211	20,825	0.6%
Online Lending	269,166	—	—	—	93,801	362,967	10.8%
Total Control Investments	$735,094	$366,244	$—	$44,434	$766,003	$1,911,775	57.0%
Fair Value % of Net Assets	21.9%	10.9%	—%	1.3%	22.8%	57.0%
Affiliate Investments
Textiles, Apparel & Luxury Goods	$6,128	$—	$—	$—	$5,301	$11,429	0.3%
Total Affiliate Investments	$6,128	$—	$—	$—	$5,301	$11,429	0.3%
Fair Value % of Net Assets	0.2%	—%	—%	—%	0.2%	0.3%
Non-Control/Non-Affiliate Investments

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

Industry	1st Lien Term Loan	2nd Lien Term Loan	CLO Residual Interest	Unsecured Debt	Equity (C)	Fair Value Total	Fair Value % of Net Assets
Air Freight & Logistics	$51,952	$—	$—	$—	$—	$51,952	1.5%
Auto Components	—	30,460	—	—	—	30,460	0.9%
Capital Markets	—	15,000	—	—	—	15,000	0.4%
Chemicals	—	16,699	—	—	—	16,699	0.5%
Commercial Services & Supplies	83,884	138,857	—	—	864	223,605	6.7%
Consumer Finance	10,000	25,973	—	—	—	35,973	1.1%
Distributors	—	83,225	—	—	—	83,225	2.5%
Diversified Consumer Services	—	143,767	—	—	—	143,767	4.3%
Diversified Telecommunication Services	—	4,410	—	—	—	4,410	0.1%
Electronic Equipment, Instruments & Components	8,794	—	—	—	—	8,794	0.3%
Energy Equipment & Services	10,463	—	—	—	—	10,463	0.3%
Health Care Providers & Services	355,200	65,407	—	—	782	421,389	12.6%
Hotels, Restaurants & Leisure	103,897	—	—	—	—	103,897	3.1%
Household Durables	126,191	19,992	—	—	—	146,183	4.4%
Internet Software & Services	205,441	13,907	—	—	—	219,348	6.5%
IT Services	—	20,000	—	—	—	20,000	0.6%
Leisure Products	33,204	11,000	—	—	—	44,204	1.3%
Marine (A)	—	8,800	—	—	—	8,800	0.3%
Media	442,704	2,971	—	—	—	445,675	13.3%
Metals & Mining	10,000	—	—	—	—	10,000	0.3%
Online Lending	—	—	—	7,964	—	7,964	0.2%
Paper & Forest Products	—	11,500	—	—	—	11,500	0.3%
Personal Products	179,009	13,739	—	—	—	192,748	5.7%
Pharmaceuticals	117,989	—	—	—	—	117,989	3.5%
Professional Services	48,131	16,342	—	—	—	64,473	1.9%
Software	—	55,150	—	—	—	55,150	1.6%
Textiles, Apparel & Luxury Goods	225,777	37,000	—	—	—	262,777	7.8%
Tobacco	—	14,431	—	—	—	14,431	0.4%
Trading Companies & Distributors	64,513	—	—	—	—	64,513	1.9%
Structured Finance (B)	—	—	1,079,712	—	—	1,079,712	32.2%
Total Non-Control/ Non-Affiliate	$2,077,149	$748,630	$1,079,712	$7,964	$1,646	$3,915,101	116.7%
Fair Value % of Net Assets	61.9%	22.3%	32.2%	0.2%	—%	116.7%
Total Portfolio	$2,818,371	$1,114,874	$1,079,712	$52,398	$772,950	$5,838,305	174%
Fair Value % of Net Assets	84.0%	33.2%	32.2%	1.6%	23.0%	174.0%
(A) Industry includes exposure to the energy markets through our investments in Harley Marine Services, Inc. Including this investment, our overall fair value exposure to the broader energy industry, including energy equipment and services as noted above, as of June 30, 2017 is $140,460.
(B) Our CLO investments do not have industry concentrations and as such have been separated in the table above.
(C) Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

(46)
The interest rate on these investments, excluding those on non-accrual, contains a paid in kind (“PIK”) provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended June 30, 2018:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
CCPI Inc.	—%	7.00%	7.00%
Cinedigm DC Holdings, LLC	—%	2.50%	2.5%
Credit Central Loan Company	—%	10.00%	10.00%
Echelon Transportation, LLC (f/k/a Echelon Aviation LLC)	N/A	N/A	2.25%	(A)
Echelon Transportation, LLC (f/k/a Echelon Aviation LLC)	N/A	N/A	1.00%	(A)
Edmentum Ultimate Holdings, LLC - Unsecured Senior PIK Note	8.5%	—%	8.50%
First Tower Finance Company LLC	1.45%	8.55%	10.00%
InterDent, Inc. - Senior Secured Team Loan B	4.25%	—%	4.25%
InterDent, Inc. - Senior Secured Team Loan C	18.00%	—%	18.00%
MITY, Inc.	—%	10.00%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	10.50%	10.50%
National Property REIT Corp. - Senior Secured Term Loan E	—%	1.50%	1.50%
Nationwide Loan Company LLC	—%	10.00%	10.00%
Spartan Energy Services, Inc.	13.98%	—%	13.98%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	7.17%	2.83%	10.00%
Venio LLC	10.00%	—%	10.00%
(A) Next PIK payment/capitalization date is July 31, 2018.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, as of and for three months ended June 30, 2017:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
CCPI Inc.	—%	7.00%	7.00%
Cinedigm DC Holdings, LLC	—%	2.50%	2.50%
Credit Central Loan Company	—%	10.00%	10.00%
Echelon Aviation LLC	N/A	N/A	2.25%	(C)
Echelon Aviation LLC	N/A	N/A	1.00%	(D)
Edmentum Ultimate Holdings, LLC - Unsecured Senior PIK Note	8.50%	—%	8.50%
First Tower Finance Company LLC	3.92%	3.08%	7.00%
MITY, Inc.	—%	10.00%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	5.50%	5.50%
National Property REIT Corp. - Senior Secured Term Loan E	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan C to ACL Loan Holdings, Inc.	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan C to American Consumer Lending Limited	—%	5.00%	5.00%
Nationwide Loan Company LLC	—%	10.00%	10.00%
Targus International, LLC - Senior Secured Term Loan A	15.00%	—%	15.00%
Targus International, LLC - Senior Secured Term Loan B	15.00%	—%	15.00%
Valley Electric Co. of Mt. Vernon, Inc.	—%	2.50%	2.50%
Valley Electric Company, Inc.	8.50%	—%	8.50%
(C) The previous PIK payment/capitalization date was July 31, 2017. The company paid 2.25% PIK in cash.
(D) The previous PIK payment/capitalization date was July 31, 2017. The company paid 1.00% PIK in cash.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

(47)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2018 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net change in unrealized gains (losses)	Fair Value at June 30, 2018	Interest income	Dividend income	Other income	Net realized gains (losses)
Arctic Energy Services, LLC ***	$17,370	$—	$(60,876)	$43,506	$—	$—	$—	$—	$—
CCPI Inc.	43,052	—	(482)	(6,814)	35,756	3,704	—	—	—
CP Energy Services Inc. ***	72,216	65,976	—	(14,931)	123,261	3,394	—	228	—
Credit Central Loan Company, LLC	64,435	2,240	—	10,002	76,677	12,755	—	903	—
Echelon Transportation, LLC (f/k/a Echelon Aviation LLC)	71,318	—	—	10,960	82,278	6,360	—	—	—
Edmentum Ultimate Holdings, LLC ****	46,895	5,394	(39,196)	(13,093)	—	572	—	—	—
First Tower Finance Company LLC	365,588	21,352	(6,735)	62,805	443,010	47,422	—	2,664	—
Freedom Marine Solutions, LLC	23,994	982	—	(11,939)	13,037	—	—	—	—
Interdent, Inc. *****	—	209,120	—	(11,499)	197,621	4,775	—	—	—
MITY, Inc.	76,512	—	—	(17,618)	58,894	8,206	—	1,093	13
National Property REIT Corp.	987,304	160,769	(124,078)	30,981	1,054,976	90,582	11,279	8,834	—
Nationwide Loan Company LLC	36,945	4,370	—	(7,462)	33,853	3,485	—	—	—
NMMB, Inc.	20,825	—	(1,999)	(91)	18,735	1,455	—	—	—
Pacific World Corporation ******	—	198,149	(250)	(32,879)	165,020	3,742	—	—	—
R-V Industries, Inc.	32,678	—	—	(792)	31,886	3,064	—	—	—
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)	1,940	—	—	254	2,194	—	—	—	—
USES Corp.	12,517	3,000	(3)	805	16,319	—	—	—	—
Valley Electric Company, Inc.	32,509	2,157	—	16,131	50,797	5,971	—	138	—
Wolf Energy, LLC	5,677	—	(3,009)	(2,656)	12	—	—	1,220	—
Total	$1,911,775	$673,509	$(236,628)	$55,670	$2,404,326	$195,487	$11,279	$15,080	$13
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, OID accretion, PIK interest, and any transfer of investments.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments and any transfer of investments.
*** Arctic Energy Services, LLC cost basis was transferred to CP Energy Services Inc. on April 6, 2018 as a result of the merger between these controlled portfolio companies. There were no realized gain or loss recognized by us since this was a merger amongst two portfolio companies under our control. Refer to endnote #37.
**** The investment was transferred to affiliate investment classification at $31,362, the fair market value of the investment at the beginning of the three month period ended March 31, 2018. Refer to endnote #22.
***** The investment was transferred to control investment classification at $208,549, the fair market value of the investment at the beginning of the three month period ended June 30, 2018. Refer to endnote #52.
****** The investment was transferred from non-control/ non-affiliate to control investment classification at $183,151, the fair market value of the investment at the beginning of the three month period ended June 30, 2018. Refer to endnote #40.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

(48)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2018 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2018	Interest income	Dividend income	Other income	Net realized gains (losses)
Edmentum Ultimate Holdings, LLC ***	$—	$34,416	$—	$800	$35,216	$348	$—	$—	$—
Nixon, Inc.	—	—	(14,197)	14,197	—	—	—	—	(14,197)
Targus International, LLC	11,429	1,117	—	10,674	23,220	205	—	—	846
Total	$11,429	$35,533	$(14,197)	$25,671	$58,436	$553	$—	$—	$(13,351)
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest, and any transfer of investments.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.

*** The investment was transferred from controlled investment classification at $31,362, the fair market value of the investment at the beginning of the three month period ended March 31, 2018. Refer to endnote #22.

(49)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2017 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2017	Interest income	Dividend income	Other income	Net realized gains (losses)
Arctic Energy Services, LLC	$38,340	$—	$—	$(20,970)	$17,370	$—	$—	$—	$—
CCPI Inc.	41,356	—	(327)	2,023	43,052	2,992	123	153	—
CP Energy Services Inc.	76,002	—	—	(3,786)	72,216	—	—	—	—
Credit Central Loan Company, LLC	52,254	10,826	(403)	1,758	64,435	10,873	—	—	—
Echelon Aviation LLC	60,821	18,875	(6,800)	(1,578)	71,318	5,734	200	1,121	—
Edmentum Ultimate Holdings, LLC	44,346	9,892	(6,424)	(919)	46,895	1,726	—	—	—
First Tower Finance Company LLC	352,666	15,577	(2,220)	(435)	365,588	51,116	—	—	—
Freedom Marine Solutions, LLC	26,618	1,801	—	(4,425)	23,994	—	—	—	—
MITY, Inc.	54,049	16,000	—	6,463	76,512	6,848	468	886	16
National Property REIT Corp.	843,933	237,851	(174,931)	80,451	987,304	84,777	—	9,186	—
Nationwide Loan Company LLC	35,813	2,104	—	(972)	36,945	3,406	4,310	—	—
NMMB, Inc.	10,007	—	(100)	10,918	20,825	1,518	—	—	—
R-V Industries, Inc.	36,877	—	96	(4,295)	32,678	2,877	149	124	172
SB Forging II	7,312	8,750	(69,125)	55,003	1,940	—	—	—	(66,103)
United States Environmental Services, LLC	40,286	2,599	(154)	(30,214)	12,517	—	—	—	—
Valley Electric Company, Inc.	31,091	1,821	—	(403)	32,509	5,629	—	—	—
Wolf Energy, LLC	678	22,145	(15,344)	(1,802)	5,677	—	—	—	—
Total	$1,752,449	$348,241	$(275,732)	$86,817	$1,911,775	$177,496	$5,250	$11,470	$(65,915)
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest and any transfers of investments.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments and any transfer of investments.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2018 and June 30, 2017 (Continued)

(50)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2017 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2017	Interest income	Dividend income	Other income	Net realized gains (losses)
BNN Holdings Corp.	$2,842	$—	$(2,227)	$(615)	$—	$—	$—	$—	$137
Nixon, Inc.***	—	1,552	—	(1,552)	—	—	—	—	—
Targus International LLC	8,478	231	—	2,720	11,429	297	—	—	—
Total	$11,320	$1,783	$(2,227)	$553	$11,429	$297	$—	$—	$137
* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, OID accretion and PIK interest and any transfer of investments.
** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales and impairments, and any transfer of investments.
*** Investment was transferred at fair market value at the beginning of the three month period ended June 30, 2017.

(51)	BAART Programs, Inc. and MedMark Services, Inc. are joint borrowers of the second lien term loan.

(52)
Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of InterDent, Inc. (“InterDent”) and to appoint a new Board of Directors of InterDent. As a result, Prospect’s investment in InterDent is classified as a control investment as of June 30, 2018.

(53)	This investment is in the debt class of a CLO security. The all-in interest rate has not been determined as the investment is unsettled as of June 30, 2018.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 1. Organization
In this report, the terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We consolidate certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies are included in our consolidated financial statements and are collectively referred to as the “Consolidated Holdings Companies”: APH Property Holdings, LLC (“APH”); Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”); CCPI Holdings Inc.; CP Holdings of Delaware LLC (“CP Holdings”); Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC (“First Tower Delaware”); Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc. (“NMMB Holdings, Inc.”); NPH Property Holdings, LLC (“NPH”); STI Holding, Inc.; UPH Property Holdings, LLC (“UPH”); Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. (“Wolf Energy Holdings”). On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. (“ARRM”), which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. Effective May 23, 2016, in connection with the merger of American Property REIT Corp. (“APRC”) and United Property REIT Corp. (“UPRC”) with and into National Property REIT Corp. (“NPRC”), APH and UPH merged with and into NPH, and were dissolved. Effective April 6, 2018, Arctic Equipment merged with and into CP Energy Services, Inc. (“CP Energy”), a substantially wholly-owner subsidiary of CP Holdings, with CP Energy continuing as the surviving entity.
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to identify investments with historical cash flows, asset collateral or contracted pro-forma cash flows for investment.
Note 2. Significant Accounting Policies
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-K, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 3, 6 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.

Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for the year ended June 30, 2018.

Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of the issuers of our investment portfolio and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). As of June 30, 2018 and June 30, 2017, our qualifying assets as a percentage of total assets, stood at 73.20% and 71.75%, respectively.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss. Amounts for investments traded but not yet settled are reported in Due to Broker or Due from Broker, in the Consolidated Statements of Assets and Liabilities.
Foreign Currency
Foreign currency amounts are translated into US Dollars (USD) on the following basis:

i.	fair value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

ii.	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such investment transactions, income or expenses.
We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held or disposed of during the period. Such fluctuations are included within the net realized and net change in unrealized gains or losses from investments in the Consolidated Statements of Operations.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.
Structured Credit Related Risk

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Online Small-and-Medium-Sized Business Lending Risk
With respect to our online small-and-medium-sized business (“SME”) lending initiative, we invest primarily in marketplace loans through marketplace lending facilitators.  We do not conduct loan origination activities ourselves. Therefore, our ability to purchase SME loans, and our ability to grow our portfolio of SME loans, is directly influenced by the business performance and competitiveness of the marketplace loan origination business of the marketplace lending facilitators from which we purchase SME loans. In addition, our ability to analyze the risk-return profile of SME loans is significantly dependent on the marketplace facilitators’ ability to effectively evaluate a borrower's credit profile and likelihood of default. If we are unable to effectively evaluate borrowers' credit profiles or the credit decisioning and scoring models implemented by each facilitator, we may incur unanticipated losses which could adversely impact our operating results.
Foreign Currency
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms prepare independent valuations for each investment based on their own independent assessments and issue their report.

3.
The Audit Committee of our Board of Directors reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of Directors of the value for each investment.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield technique, enterprise value (“EV”) technique, net asset value technique, liquidation technique, discounted cash flow technique, or a combination of techniques, as appropriate. The yield technique uses loan spreads for loans and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV technique, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market (multiples) valuation approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions, and/or a discounted cash flow technique. The net asset value technique, an income approach, is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation technique is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The fair value measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for the disclosure of the fair value of our outstanding debt and the market observable inputs used in determining fair value.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. We have determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under ASC 815, Derivatives and Hedging. See Note 5 for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable, and adjusted only for material amendments or prepayments. Upon a prepayment of a loan, prepayment premiums, original issue discount, or market discounts are recorded as interest income.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon management’s judgment of the collectibility of the loan receivable. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current and future principal and interest collections when due are probable. Interest received and applied against cost while a loan is on non-accrual, and PIK interest capitalized but not recognized while on non-accrual, is recognized prospectively on the effective yield basis through maturity of the loan when placed back on accrual status, to the extent deemed collectible by management. As of June 30, 2018, approximately 2.5% of our total assets at fair value are in non-accrual status.
Some of our loans and other investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest (reflecting such amounts in the basis as additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point that we believe PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. We do not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if we believe that PIK is expected to be realized.

Interest income from investments in the “equity” class of security of CLO funds (typically preferred shares, income notes or subordinated notes) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Other income generally includes amendment fees, commitment fees, administrative agent fees and structuring fees which are recorded when earned. Excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.
Federal and State Income Taxes
We have elected to be treated as a RIC and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute

(or retain through a deemed distribution) all of our investment company taxable income and net capital gains to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. As of June 30, 2018, we do not expect to have any excise tax due for the 2018 calendar year. Thus, we have not accrued any excise tax for this period.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate income tax rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2018, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our federal tax returns for the tax years ended August 31, 2015 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future taxable earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility, and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the obligation for our Revolving Credit Facility. The same methodology is used to approximate the effective yield method for our Prospect Capital InterNotes® and our at-the-market offering of our existing unsecured notes that mature on June 15, 2024 (“2024 Notes Follow-on Program”). The effective interest method is used to amortize deferred financing costs for our remaining Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
Unamortized deferred financing costs are presented as a direct deduction to the respective Unsecured Notes (see Notes 5, 6, and 7).
We may record registration expenses related to shelf filings as prepaid expenses. These expenses consist principally of the Securities and Exchange Commission (“SEC”) registration fees, legal fees and accounting fees incurred. These prepaid expenses are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of June 30, 2018 and June 30, 2017, there are no prepaid expenses related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our consolidated financial statements and disclosures.
In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted as of fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The application of this guidance is not expected to have a material impact on our financial statements.
Tax Cuts and Jobs Act
On December 22, 2017, the President signed into law the Tax Cuts and Jobs Act (The “Tax Act”), which significantly changed the Code, including, a reduction in the corporate income tax rate, a new limitation on the deductibility of interest expense, and significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Act also authorizes the IRS to issue regulations with respect to the new provisions. We cannot predict how the changes in the Tax and Jobs Act, or regulations or other guidance issued under it, might affect us, our business or the business of our portfolio companies. However, our portfolio companies may or may not make certain elections under the Tax Act that could materially increase their taxable earnings and profits. Any such increase in the earnings and profits of a portfolio company may result in the characterization of certain distributions sourced from sale proceeds as dividend income, which may increase our distributable taxable income. During the year ended June 30, 2018, we received $11,270 of such dividends from NPRC related to the sale of NPRC’s St. Marin and Central Park properties.

Note 3. Portfolio Investments
At June 30, 2018, we had investments in 135 long-term portfolio investments, which had an amortized cost of $5,831,458 and a fair value of $5,727,279. At June 30, 2017, we had investments in 121 long-term portfolio investments, which had an amortized cost of $5,981,556 and a fair value of $5,838,305.
The original cost basis of debt placement and equity securities acquired, including follow-on investments for existing portfolio companies, payment-in-kind interest, and structuring fees, totaled $1,730,657 and $1,489,470 during the years ended June 30, 2018 and June 30, 2017, respectively. Debt repayments and considerations from sales of equity securities of approximately $1,831,286 and $1,413,882 were received during the years ended June 30, 2018 and June 30, 2017, respectively.
The following table shows the composition of our investment portfolio as of June 30, 2018 and June 30, 2017:

	June 30, 2018		June 30, 2017
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$38,659	$38,559	$27,409	$27,409
Senior Secured Debt	2,602,018	2,481,353	2,940,163	2,798,796
Subordinated Secured Debt	1,318,028	1,260,525	1,160,019	1,107,040
Subordinated Unsecured Debt	38,548	32,945	37,934	44,434
Small Business Loans	30	17	8,434	7,964
CLO Debt	6,159	6,159	—	—
CLO Residual Interest	1,096,768	954,035	1,150,006	1,079,712
Equity	731,248	953,686	657,591	772,950
Total Investments	$5,831,458	$5,727,279	$5,981,556	$5,838,305

In the previous table and throughout the remainder of this footnote, we aggregate our portfolio investments by type of investment, which may differ slightly from the nomenclature used by the constituent instruments defining the rights of holders of the investment, as disclosed on our Consolidated Schedules of Investments (“SOI”). The following investments are included in each category:

•	Revolving Line of Credit includes our investments in delayed draw term loans.

•	Senior Secured Debt includes investments listed on the SOI such as senior secured term loans, senior term loans, secured promissory notes, senior demand notes, and first lien term loans.

•	Subordinated Secured Debt includes investments listed on the SOI such as subordinated secured term loans, subordinated term loans, senior subordinated notes, and second lien term loans.

•	Subordinated Unsecured Debt includes investments listed on the SOI such as subordinated unsecured notes and senior unsecured notes.

•	Small Business Loans includes our investments in SME whole loans purchased from OnDeck.

•	CLO Debt includes our investments in the “debt” class of security of CLO funds.

•	CLO Residual Interest includes our investments in the “equity” security class of CLO funds such as income notes, preference shares, and subordinated notes.

•
Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$38,559	$38,559
Senior Secured Debt	—	—	2,481,353	2,481,353
Subordinated Secured Debt	—	—	1,260,525	1,260,525
Subordinated Unsecured Debt	—	—	32,945	32,945
Small Business Loans	—	—	17	17
CLO Debt	—	—	6,159	6,159
CLO Residual Interest	—	—	954,035	954,035
Equity	—	—	953,686	953,686
Total Investments	$—	$—	$5,727,279	$5,727,279
The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$27,409	$27,409
Senior Secured Debt	—	—	2,798,796	2,798,796
Subordinated Secured Debt	—	—	1,107,040	1,107,040
Subordinated Unsecured Debt	—	—	44,434	44,434
Small Business Loans	—	—	7,964	7,964
CLO Residual Interest	—	—	1,079,712	1,079,712
Equity	—	—	772,950	772,950
Total Investments	$—	$—	$5,838,305	$5,838,305

The following tables show the aggregate changes in the fair value of our Level 3 investments during the year ended June 30, 2018:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2017	$1,911,775	$11,429	$3,915,101	$5,838,305
Net realized gains (losses) on investments	13	(13,351)	(6,036)	(19,374)
Net change in unrealized gains (losses)	55,670	25,671	(42,270)	39,071
Net realized and unrealized gains (losses)	55,683	12,320	(48,306)	19,697
Purchases of portfolio investments	212,531	3,588	1,505,134	1,721,253
Payment-in-kind interest	6,164	583	2,657	9,404
Accretion (amortization) of discounts and premiums, net	2,240	—	(33,245)	(31,005)
Repayments and sales of portfolio investments	(144,405)	(846)	(1,685,124)	(1,830,375)
Transfers within Level 3(1)	360,338	31,362	(391,700)	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of June 30, 2018	$2,404,326	$58,436	$3,264,517	$5,727,279

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2017	$27,409	$2,798,796	$1,107,040	$44,434	$7,964	$—	$1,079,712	$772,950	$5,838,305
Net realized (losses) gains on investments	—	(16,795)	—	13	(357)	—	(2,275)	40	(19,374)
Net change in unrealized gains (losses)	(100)	20,701	(4,524)	(12,103)	456	—	(72,439)	107,080	39,071
Net realized and unrealized (losses) gains	(100)	3,906	(4,524)	(12,090)	99	—	(74,714)	107,120	19,697
Purchases of portfolio investments	19,308	1,138,304	365,845	—	7,552	6,159	48,187	135,898	1,721,253
Payment-in-kind interest	—	5,360	3,429	615	—	—	—	—	9,404
Accretion (amortization) of discounts and premiums	—	3,307	5,756	—	—	—	(40,068)	—	(31,005)
Repayments and sales of portfolio investments	(8,058)	(1,511,024)	(217,021)	(14)	(15,598)	—	(59,082)	(19,578)	(1,830,375)
Transfers within Level 3(1)	—	42,704	—	—	—	—	—	(42,704)	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of June 30, 2018	$38,559	$2,481,353	$1,260,525	$32,945	$17	$6,159	$954,035	$953,686	$5,727,279

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
The following tables show the aggregate changes in the fair value of our Level 3 investments during the year ended June 30, 2017:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2016	$1,752,449	$11,320	$4,133,939	$5,897,708
Net realized (losses) gains on investments	(65,915)	137	(32,625)	(98,403)
Net change in unrealized gains (losses)	86,817	553	(37,229)	50,141
Net realized and unrealized gains (losses)	20,902	690	(69,854)	(48,262)
Purchases of portfolio investments	310,922	—	1,160,740	1,471,662
Payment-in-kind interest	14,252	231	3,325	17,808
Accretion (amortization) of discounts and premiums, net	922	—	(89,749)	(88,827)
Repayments and sales of portfolio investments	(209,817)	(2,364)	(1,199,603)	(1,411,784)
Transfers within Level 3(1)	22,145	1,552	(23,697)	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of June 30, 2017	$1,911,775	$11,429	$3,915,101	$5,838,305

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2016	$13,274	$2,941,722	$1,209,604	$68,358	$14,215	$—	$1,009,696	$640,839	$5,897,708
Net realized (losses) gains on investments	—	(59,730)	(382)	6	(3,013)	—	(17,239)	(18,045)	(98,403)
Net change in unrealized (losses) gains	—	(10,245)	(33,990)	14,020	(83)	—	3,550	76,889	50,141
Net realized and unrealized (losses) gains	—	(69,975)	(34,372)	14,026	(3,096)	—	(13,689)	58,844	(48,262)
Purchases of portfolio investments	21,559	762,505	378,793	—	51,802	—	178,452	78,551	1,471,662
Payment-in-kind interest	—	5,127	10,624	2,057	—	—	—	—	17,808
Accretion (amortization) of discounts and premiums	—	531	5,389	—	—	—	(94,747)	—	(88,827)
Repayments and sales of portfolio investments	(7,424)	(763,969)	(462,998)	(40,007)	(54,957)	—	—	(82,429)	(1,411,784)
Transfers within Level 3(1)	—	(77,145)	—	—	—	—	—	77,145	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of June 30, 2017	$27,409	$2,798,796	$1,107,040	$44,434	$7,964	$—	$1,079,712	$772,950	$5,838,305

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
The net change in unrealized gains on the investments that use Level 3 inputs was $12,075 and $10,082 for investments still held as of June 30, 2018 and June 30, 2017, respectively.

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2018 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,409,584	Discounted Cash Flow (Yield analysis)	Market yield	7.0% - 21.2%	11.3%
Senior Secured Debt	361,720	Enterprise Value Waterfall (Market approach)	EBITDA multiple	4.0x - 10.3x	8.3x
Senior Secured Debt	181,339	Enterprise Value Waterfall (Market approach)	Revenue multiple	0.3x - 1.6x	1.4x
Senior Secured Debt	47,099	Enterprise Value Waterfall (Discounted cash flow)	Discount rate	7.5% - 16.1%	10.7%
Senior Secured Debt	787	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	226,180	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0% - 14.2%	11.0%
Senior Secured Debt (2)	293,203	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	3.3% - 8.7%	6.0%
Senior Secured Debt (2)	—	Discounted Cash Flow	Discount rate	6.5% - 7.5%	7.0%
Subordinated Secured Debt	830,766	Discounted Cash Flow (Yield analysis)	Market yield	7.6% - 22.5%	11.7%
Subordinated Secured Debt	28,622	Enterprise Value Waterfall (Market approach)	EBITDA multiple	6.5x - 7.5x	7.0x
Subordinated Secured Debt	58,806	Enterprise Value Waterfall (Market approach)	Revenue multiple	0.3x - 0.4x	0.4x
Subordinated Secured Debt (3)	342,331	Enterprise Value Waterfall (Market approach)	Book value multiple	0.8x - 3.1x	2.5x
Subordinated Secured Debt (3)	—	Enterprise Value Waterfall (Market approach)	Earnings multiple	7.5x - 13.0x	11.9x
Subordinated Unsecured Debt	32,945	Enterprise Value Waterfall (Market approach)	EBITDA multiple	5.8x - 11.5x	9.7%
Small Business Loans (4)	17	Discounted Cash Flow	Loss-adjusted discount rate	13.0% - 24.3%	15.5%
CLO Interests	960,194	Discounted Cash Flow	Discount rate (6)	2.33% - 24.28%	17.24%
Preferred Equity	73,792	Enterprise Value Waterfall (Market approach)	EBITDA multiple	4.0x - 9.0x	7.9x
Preferred Equity	2,194	Liquidation Analysis	N/A	N/A	N/A
Common Equity/Interests/Warrants	81,753	Enterprise value waterfall (Market approach)	EBITDA multiple	5.0x - 9.0x	6.8x
Common Equity/Interests/Warrants (1)	16,881	Enterprise value waterfall	Loss-adjusted discount rate	3.0% - 14.2%	11.0%
Common Equity/Interests/Warrants (2)	419,224	Enterprise value waterfall (NAV analysis)	Capitalization Rate	3.3% - 8.7%	6.0%
Common Equity/Interests/Warrants (2)	—	Discounted cash flow	Discount rate	6.5% - 7.5%	7.0%
Common Equity/Interests/Warrants (3)	209,583	Enterprise value waterfall (Market approach)	Book value multiple	0.8x - 3.1x	2.4x
Common Equity/Interests/Warrants (3)	—	Enterprise value waterfall (Market approach)	Earnings multiple	7.5x - 13.0x	11.9x
Common Equity/Interests/Warrants (5)	99,488	Discounted cash flow	Discount rate	6.5% - 7.5%	7.0%
Common Equity/Interests/Warrants	36,805	Discounted cash flow	Discount rate	7.5% - 15.5%	8.8%
Common Equity/Interests/Warrants	13,049	Liquidation analysis	N/A	N/A	N/A
Escrow Receivable	917	Discounted cash flow	Discount rate	7.3% - 8.4%	7.9%
Total Level 3 Investments	$5,727,279

(1)
Represents an investment in a Real Estate Investment subsidiary. The Enterprise Value analysis includes the fair value of our investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.0%-20.7%, with a weighted average of 4.2%.

(2)	Represents our REIT investments. EV waterfall methodology uses both the net asset value analysis and discounted cash flow technique, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value and earnings multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies each valuation technique (book value multiple, earnings multiple and discount rate) is weighted equally. For these companies the discount rate ranged from 13.5% to 15.5% with a weighted average of 14.2%.

(4)
Includes our investments in small business whole loans purchased from OnDeck. Valuation also used projected loss rates as an unobservable input ranging from 0.00%-0.06%, with a weighted average of 0.01%.

(5)	Represents net operating income interests in our REIT investments.

(6)
Represents the implied discount rate based on our internally generated single-cash flows that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2017 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Approach or Technique	Input	Range	Weighted Average
Senior Secured Debt	$1,977,660	Discounted Cash Flow (Yield analysis)	Market Yield	5.1%-27.0%	10.7%
Senior Secured Debt	211,856	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.0x-9.0x	6.7x
Senior Secured Debt	27,479	Enterprise Value Waterfall (Market approach)	Revenue Multiple	0.3x-0.6x	0.4x
Senior Secured Debt	47,099	Enterprise Value Waterfall (Discounted cash flow)	Discount Rate	7.3%-15.9%	11.6%
Senior Secured Debt	1,630	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	269,166	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0%-14.2%	10.6%
Senior Secured Debt (2)	291,315	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	3.4%-8.0%	6.1%
Senior Secured Debt (2)		Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Subordinated Secured Debt	665,405	Discounted Cash Flow (Yield analysis)	Market Yield	5.9%-27.0%	11.4%
Subordinated Secured Debt	111,847	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	6.3x-8.0x	7.3x
Subordinated Secured Debt (3)	329,788	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-2.8x	2.4x
Subordinated Secured Debt (3)		Enterprise Value Waterfall (Market approach)	Earnings Multiple	7.5x-12.0x	11.0x
Subordinated Unsecured Debt	44,434	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	5.8x-8.5x	7.7x
Small Business Loans (4)	7,964	Discounted Cash Flow	Loss-adjusted Discount Rate	3.0%-25.9%	25.9%
CLO Residual Interest	1,079,712	Discounted Cash Flow	Discount Rate	12.0%-21.9%	15.7%
Preferred Equity	10,992	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.0x-9.0x	4.8x
Preferred Equity	72,216	Enterprise Value Waterfall (Market approach)	Revenue Multiple	2.3x-2.8x	2.6x
Common Equity/Interests/Warrants	46,373	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.0x-8.5x	6.0x
Common Equity/Interests/Warrants	22,671	Enterprise Value Waterfall (Market approach)	Revenue Multiple	0.3x-2.8x	1.2x
Common Equity/Interests/Warrants (1)	93,801	Enterprise Value Waterfall	Loss-adjusted discount rate	3.0%-14.2%	10.6%
Common Equity/Interests/Warrants (2)	244,245	Enterprise Value Waterfall (NAV analysis)	Capitalization Rate	3.4%-8.0%	6.1%
Common Equity/Interests/Warrants (2)		Discounted Cash Flow	Discount Rate	6.5%-7.5%	0.07
Common Equity/Interests/Warrants (2)	134,481	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-2.8x	2.3x
Common Equity/Interests/Warrants (2)		Enterprise Value Waterfall (Market approach)	Earnings Multiple	7.5x-12.0x	10.8x
Common Equity/Interests/Warrants (5)	88,777	Discounted Cash Flow	Discount Rate	6.5%-7.5%	7.0%
Common Equity/Interests/Warrants	28,858	Discounted Cash Flow	Discount Rate	6.4%-18.0%	11.8%
Common Equity/Interests/Warrants	29,672	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	864	Discounted Cash Flow	Discount Rate	6.4%-7.5%	7.0%
Total Level 3 Investments	$5,838,305

(1)
Represents an investment in a subsidiary of our controlled investment NPRC. The Enterprise Value Waterfall analysis of NPRC includes the fair value of the investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted in the table. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.16-18.46%, with a weighted average of 8.57%.

(2)	Represents our REIT investments. EV waterfall methodology uses both the net asset value analysis and discounted cash flow analysis, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value and earnings multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies each valuation technique (book value multiple, earnings multiple and discount rate) is weighted equally. For these companies the discount rate ranged from 13.5% to 18.0% with a weighted average of 14.7%.

(4)
Includes our investments in small business whole loans purchased from OnDeck. Valuation also used projected loss rates as an unobservable input ranging from 0.01%-1.16%, with a weighted average of 0.88%.

(5)	Represents net operating income interests in our REIT investments.
In determining the range of values for debt instruments, except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow technique was then applied using the appropriate yield to maturity as the discount rate, to determine a range of values. In determining the range of values for debt investments of controlled companies and equity investments, the enterprise value was determined by applying a market approach such as using earnings before income interest, tax, depreciation and amortization (“EBITDA”) multiples, net income and/or book value multiples for similar guideline public companies and/or similar recent investment transactions and/or an income approach, such as the discounted cash flow technique. For stressed debt and equity investments, a liquidation analysis was used.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.
Our portfolio consists of residual interests in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that we invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. While the CLOs we target generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the prices of indices and securities underlying our CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of debt senior to us would be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests we have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. Our net asset value may also decline over time if our principal recovery with respect to CLO residual interests is less than the cost of those investments. Our CLO investments and/or the CLOs’ underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York said that the publication of these alternative rates is targeted to commence by mid-2018.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

We hold more than a 10% interest in certain foreign corporations that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes (including our residual interest tranche investments in CLOs). Therefore, we are treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporations in an amount equal to our pro rata share of the corporation’s income for that tax year (including both ordinary earnings and capital gains). We are required to include such deemed distributions from a CFC in our taxable income and we are required to distribute at least 90% of such income to maintain our RIC status, regardless of whether or not the CFC makes an actual distribution during such year.

If we acquire shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our status as a RIC.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to residual interest and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose.

The significant unobservable input used to value our investments based on the yield technique and discounted cash flow technique is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firms consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.
The significant unobservable inputs used to value our investments based on the EV analysis may include market multiples of specified financial measures such as EBITDA, net income, or book value of identified guideline public companies, implied valuation multiples from precedent M&A transactions, and/or discount rates applied in a discounted cash flow technique. The independent valuation firm identifies a population of publicly traded companies with similar operations and key attributes to that of the portfolio company. Using valuation and operating metrics of these guideline public companies and/or as implied by relevant precedent transactions, a range of multiples of the latest twelve months EBITDA, or other measure such as net income or book value, is typically calculated. The independent valuation firm utilizes the determined multiples to estimate the portfolio company’s EV generally based on the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Increases or decreases in the multiple would result in an increase or decrease, respectively, in EV which would result in an increase or decrease in the fair value measurement of the debt of controlled companies and/or equity investment, as applicable. In certain instances, a discounted cash flow analysis may be considered in estimating EV, in which case, discount rates based on a weighted average cost of capital and application of the capital asset pricing model may be utilized.
The significant unobservable input used to value our private REIT investments based on the net asset value analysis is the capitalization rate applied to the earnings measure of the underlying property. Increases or decreases in the capitalization rate would result in a decrease or increase, respectively, in the fair value measurement.
Changes in market yields, discount rates, capitalization rates or EBITDA multiples, each in isolation, may change the fair value measurement of certain of our investments. Generally, an increase in market yields, discount rates or capitalization rates, or a decrease in EBITDA (or other) multiples may result in a decrease in the fair value measurement of certain of our investments.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.
During the year ended June 30, 2018, the valuation methodology for Spartan Energy Services, Inc. (“Spartan”) changed to remove the waterfall and liquidation analysis and incorporated an income method approach. As a result of the company’s improved performance and current market conditions, the fair value of our investment in Spartan increased to $31,283 as of June 30, 2018, a premium of $1,917 from its amortized cost, compared to the $16,769 unrealized depreciation recorded at June 30, 2017.
As of June 30, 2018, Prospect’s investment in InterDent is classified as a control investment. As a result, the valuation methodology changed to remove the income method approach and incorporate the waterfall approach. The fair value of our investment in InterDent decreased to $197,621 as of June 30, 2018, a discount of $15,080 to its amortized cost, compared to a discount of $1,268 to its amortized cost as of June 30, 2017. The decline in fair value was due to lower projected future earnings as a result of customer attrition.

As of June 30, 2018, Prospect’s investment in Pacific World is classified as a control investment. As a result, the valuation methodology for the TLA changed to remove the income method approach and incorporate the waterfall approach. The fair value of our investment in Pacific World decreased to $165,020 as of June 30, 2018, a discount of $63,555 to it’s amortized cost, compared to a discount of $30,216 to its amortized cost as of June 30, 2017. Our investment in Pacific World declined in value due to a decrease in revenues and profitability, as well as a decrease in comparable company trading multiples.

During the year ended June 30, 2018, one of our CLO investments was deemed to have an other-than-temporary loss. In accordance with ASC 325-40, we recorded a total loss of $2,495 related to these investments for the amount our amortized cost exceeded fair value as of the respective determination dates. During the year ended June 30, 2017, four of our CLO investments were deemed to have an other-than-temporary loss. In accordance with ASC 325-40, we recorded a total loss of $17,239 related to these investments for the amount our amortized cost exceeded fair value as of the respective determination dates.
During the year ended June 30, 2018, we provided $96,199 of equity financing to NPRC for the acquisition of real estate properties and $1,112 of debt and $27,391 of equity financing to NPRC to fund capital expenditures for existing properties.
During the year ended June 30, 2018, we provided $21,858 of debt and $13,434 of debt and equity financing, respectively, to NPRC and its wholly-owned subsidiaries to support the online consumer lending initiative. In addition, during the year ended June 30, 2018, we received partial repayments of $113,675 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries and $10,403 as a return of capital on our equity investment in NPRC.
The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 24 to 84 months. As of June 30, 2018, the outstanding investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 62,973 individual loans and residual interest in two securitizations, and had an aggregate fair value of $367,479. The average outstanding individual loan balance is approximately $5 and the loans mature on dates ranging from July 1, 2018 to April 19, 2025 with a weighted-average outstanding term of 27 months as of June 30, 2018. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 27.4%. As of June 30, 2018, our investment in NPRC and its wholly-owned subsidiaries relating to online consumer lending had a fair value of $243,061.
As of June 30, 2018, based on outstanding principal balance, 6.3% of the portfolio was invested in super prime loans (borrowers with a Fair Isaac Corporation (“FICO”) score, of 720 or greater), 19.5% of the portfolio in prime loans (borrowers with a FICO score of 660 to 719) and 74.2% of the portfolio in near prime loans (borrowers with a FICO score of 580 to 659).

Loan Type	Outstanding Principal Balance	Fair Value	Weighted Average Interest Rate*
Super Prime	$20,714	$20,063	13.8%
Prime	63,565	60,554	17.9%
Near Prime	241,907	224,652	31.1%
*Weighted by outstanding principal balance of the online consumer loans.

As of June 30, 2018, our investment in NPRC and its wholly-owned subsidiaries had an amortized cost of $826,987 and a fair value of $1,054,976, including our investment in online consumer lending as discussed above. The fair value of $811,915 related to NPRC’s real estate portfolio was comprised of forty-two multi-families properties, twelve self-storage units, eight student housing properties and three commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of June 30, 2018.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Filet of Chicken	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	46,426
3	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	20,273
4	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
5	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	175,885
6	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	11,375
7	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	13,845
8	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	24,700
9	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	17,550
10	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	14,092
11	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
12	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	19,765
13	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	23,084
14	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	32,649
15	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	25,957	22,546

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
16	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	10,969
17	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	4,696
18	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	12,914
19	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	12,968
20	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	15,361
21	APH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	27,157
22	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	7,785
23	APH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,443
24	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
25	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
26	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
27	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
28	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
29	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
30	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
31	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	8,927	6,695
32	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
33	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	74,046
34	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	13,055
35	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	13,502
36	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	23,256
37	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	14,480
38	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	14,115
39	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	18,328
40	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	17,200
41	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	9,600
42	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
43	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
44	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
45	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
46	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
47	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
48	Vesper Tuscaloosa, LLC	Tuscaloosa, AL	9/28/2016	54,500	43,120
49	Vesper Iowa City, LLC	Iowa City, IA	9/28/2016	32,750	24,825
50	Vesper Corpus Christi, LLC	Corpus Christi, TX	9/28/2016	14,250	10,800
51	Vesper Campus Quarters, LLC	Corpus Christi, TX	9/28/2016	18,350	14,175
52	Vesper College Station, LLC	College Station, TX	9/28/2016	41,500	32,057
53	Vesper Kennesaw, LLC	Kennesaw, GA	9/28/2016	57,900	48,668
54	Vesper Statesboro, LLC	Statesboro, GA	9/28/2016	7,500	6,076
55	Vesper Manhattan KS, LLC	Manhattan, KS	9/28/2016	23,250	15,145
56	JSIP Union Place, LLC	Franklin, MA	12/7/2016	64,750	51,800
57	9220 Old Lantern Way, LLC	Laurel, MD	1/30/2017	187,250	153,580
58	7915 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	95,700	76,560
59	8025 Baymeadows Circle Owner, LLC	Jacksonville, FL	10/31/2017	15,300	12,240
60	23275 Riverside Drive Owner, LLC	Southfield, MI	11/8/2017	52,000	44,044

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
61	23741 Pond Road Owner, LLC	Southfield, MI	11/8/2017	16,500	14,185
62	150 Steeplechase Way Owner, LLC	Largo, MD	1/10/2018	44,500	36,668
63	Laurel Pointe Holdings, LLC	Forest Park, GA	5/9/2018	33,005	26,400
64	Bradford Ridge Holdings, LLC	Forest Park, GA	5/9/2018	12,500	10,000
65	Olentangy Commons Owner LLC	Columbus, OH	6/1/2018	113,000	92,876
				$1,866,627	$1,528,099
On July 1, 2016, BNN Holdings Corp. was sold. The sale provided net proceeds for our minority position of $2,365, resulting in a realized gain of $137. During the three months ended December 31, 2016 we received remaining escrow proceeds, realizing an additional gain of $50.
On August 17, 2016, we made a $5,000 investment in BCD Acquisition, Inc. (“Big Tex”). On August 18, 2016, we sold our $5,000 investment in Big Tex and realized a gain of $138 on the sale.
On August 19, 2016, we sold our investment in Nathan’s Famous, Inc. for net proceeds of $3,240 and realized a gain of $240 on the sale.
On September 27, 2016, we received additional bankruptcy proceeds for our previously impaired investment in New Century Transportation, Inc., and recorded a realized gain of $936, offsetting the previously recognized loss.
On October 18, 2016, we received additional proceeds of $434 related to the May 31, 2016 sale of Harbortouch Payments, LLC. We realized a gain for the same amount.
On December 27, 2016, we exercised our warrants in R-V Industries, Inc. (“R-V”) to purchase additional common stock in R-V. As a result, we realized a gain of $172 on this transaction.
On March 14, 2017, assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services, a new wholly-owned subsidiary of Wolf Energy Holdings, in exchange for a full reduction of Ark-La-Tex’s Senior Secured Term Loan A and a partial reduction of the Senior Secured Term Loan B cost basis, in total equal to $22,145. The cost basis of the transferred assets is equal to the appraised fair value of assets at the time of transfer.
On April 3, 2017, AFI Shareholder, LLC was sold. The sale provided net proceeds for our minority position of $965, resulting in a realized gain of $693.
On June 3, 2017, SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company) (“Gulfco”) sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulfco. As no proceeds were allocated to Prospect, our debt and equity investment in Gulfco was written-off for tax purposes and we recorded a realized loss of $66,103. In June 2018, Gulfco received escrow proceeds of $2,050 related to the sale.
On June 30, 2017, Mineral Fusion Natural Brands was sold. The sale provided net proceeds for our minority position of $490, resulting in a realized gain of the same amount.
On June 30, 2017, we received $169 of escrow proceeds related to SB Forging, realizing a gain of the same amount.
During the three months ended June 30, 2017, Ark-La-Tex Term Loan B was partially written-off for tax purposes and a loss of $19,818 was realized.
During the year ended June 30, 2017, we received additional proceeds of $6,287 related to the May 31, 2016 sale of Harbortouch, $4,286 of which are from an escrow release. We realized a gain for the same amount.
On September 25, 2017, Prospect exchanged $1,600 of Senior Secured Term Loan A and $4,799 of Senior Secured Term Loan B investments in Targus International, LLC into 6,120,658 of common shares of Targus Cayman HoldCo Limited, and recorded a realized gain of $846, as a result of this transaction.

On December 11, 2017, Primesport, Inc. repaid the $53,001 Senior Secured Term Loan A and $71,481 Senior Secured Term Loan B loan receivable to us, for which we agreed to a payment to satisfy the loan less than the par amount and recorded a realized loss of $3,019, as a result of this transaction.
On February 26, 2018, we entered into a debt forgiveness agreement with Nixon, Inc., which terminated the $17,472 Senior Secured Term Loan receivable due to us. We recorded a realized loss of $14,197 as a result of this transaction.
On April 17 and April 18, 2018, we sold 49.71% of the outstanding principal balance of the senior secured term loan investment in RGIS Services, LLC, for a total of $15,000 at 93.5% of par. We realized a $423 loss on the sale.

As of June 30, 2018, $3,323,420 of our loans to portfolio companies, at fair value, bear interest at floating rates and have LIBOR floors ranging from 0.0% to 3.0%. As of June 30, 2018, $489,962 of our loans to portfolio companies, at fair value, bear interest at fixed rates ranging from 5.0% to 20.0%. As of June 30, 2017, $3,488,678 of our loans to portfolio companies, at fair value, bore interest at floating rates and have LIBOR floors ranging from 0.3% to 4.0%. As of June 30, 2017, $489,007 of our loans to portfolio companies, at fair value, bore interest at fixed rates ranging from 5.0% to 20.0%.

At June 30, 2018, five loan investments were on non-accrual status: Ark-La-Tex, Edmentum Ultimate Holdings, LLC Unsecured Junior PIK Note, Pacific World Corporation Senior Secured Term Loan B, USC, and USES. At June 30, 2017, seven loan investments were on non-accrual status: Ark-La-Tex, Edmentum Ultimate Holdings, LLC Unsecured Junior PIK Note, Nixon, Spartan, USC, USES, and Venio. Cost balances of these loans amounted to $315,733 and $286,388 as of June 30, 2018 and June 30, 2017, respectively. The fair value of these loans amounted to $143,719 and $154,417 as of June 30, 2018 and June 30, 2017, respectively. The fair values of these investments represent approximately 2.5% and 2.5% of our total assets at fair value as of June 30, 2018 and June 30, 2017, respectively.
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 5.00%. As of June 30, 2018 and June 30, 2017, we had $29,675 and $22,925, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans was zero as of June 30, 2018 and June 30, 2017.
Unconsolidated Significant Subsidiaries
Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, we must determine which of our unconsolidated controlled portfolio companies are considered “significant subsidiaries”, if any. In evaluating these investments, there are three tests utilized to determine if any of our controlled investments are considered significant subsidiaries: the asset test, the income test and the investment test. Rule 3-09 of Regulation S-X requires separate audited financial statements of an unconsolidated subsidiary in an annual report if any of the three tests exceed 20%. Rule 4-08(g) of Regulation S-X requires summarized financial information in an annual report if any of the three tests exceeds 10%.
The following table summarizes the results of our analysis for the three tests for the years ended June 30, 2018, 2017 and 2016:

	Asset Test		Income Test		Investment Test
	Greater than 10% but Less than 20%	Greater than 20%	Greater than 10% but Less than 20%	Greater than 20%	Greater than 10% but Less than 20%	Greater than 20%
Year Ended June 30, 2018	-	NPRC	Arctic (1)	First Tower Finance NPRC	NPRC	-
Year Ended June 30, 2017	-	NPRC	USES	First Tower Finance NPRC	NPRC	-
Year Ended June 30, 2016	-	NPRC	First Tower Finance	NPRC	NPRC	-
(1) On April 6, 2018, our common equity investment in Arctic Equipment was exchanged for newly issued common shares of CP Energy as a result of a merger between the two companies.

Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment or the marking to fair value of an investment in any given year can be highly concentrated among several investments. After performing the income analysis for the year ended June 30, 2018, as currently promulgated by the SEC, we determined that two of our controlled investments individually generated more than 20% of our income. We do not believe that the calculation promulgated by the SEC correctly identifies significant subsidiaries but have included First Tower Finance Company LLC (“First Tower Finance”) and NPRC as significant subsidiaries. NPRC, an unconsolidated majority-owned portfolio company, was considered a significant subsidiary at the 20% level as of and during the years ended June 30, 2018, June

30, 2017 and June 30, 2016. We included the audited financial statements of NPRC, and its subsidiaries, for the years ended December 31, 2017, 2016 and 2015 in this filing. First Tower Finance was considered a significant subsidiary at the 20% level for the years ended June 30, 2018 and 2017 and at the 10%-20% level for the year ended June 30, 2016; therefore, we have included the audited financial statement for the years ended December 31, 2017, 2016 and 2015 in this filing.
The following tables show summarized financial information for Arctic, which met the 10% income test for the year ended June 30, 2018:

December 31, 2017
Balance Sheet Data
Cash and cash equivalents	$1,815
Accounts receivable, net	3,991
Property, plant and equipment, net	28,438
Intangibles, including goodwill	8,041
Other assets	576
Notes payable, due to Prospect or Affiliate	3,040
Other liabilities	2,213
Total equity	(37,608)

Year Ended December 31,
2017
Summary of Operations
Total revenue	$23,155
Total expenses	26,179
Net (loss)	$(3,024)
The following tables show summarized financial information for USES, which met the 10% income test for the year ended June 30, 2017:

	December 31, 2017	December 31, 2016
Balance Sheet Data
Cash and cash equivalents	$41	$168
Accounts receivable, net	19,774	15,609
Property, plant and equipment, net	20,694	25,727
Intangibles, including goodwill	15,792	15,959
Other assets	3,053	1,700
Notes payable, due to Prospect or Affiliate	78,767	61,726
Other liabilities	14,888	6,469
Total equity	(34,301)	(9,032)

	Year Ended December 31,
	2017	2016	2015
Summary of Operations
Total revenue	$72,355	$68,287	$106,248
Total expenses	97,624	92,496	130,416
Net (loss)	$(25,269)	$(24,209)	$(24,168)
The SEC has requested comments on the proper mechanics of how the calculations related to Rules 3-09 and 4-08(g) of Regulation S-X should be completed. There is currently diversity in practice for the calculations. We expect that the SEC will clarify the calculation methods in the future.

Note 4. Revolving Credit Facility
On August 29, 2014, we renegotiated our previous credit facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility” or the “Revolving Credit Facility”). The lenders have extended commitments of $885,000 under the 2014 Facility as of June 30, 2018. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.
The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The 2014 Facility also requires the maintenance of a minimum liquidity requirement. As of June 30, 2018, we were in compliance with the applicable covenants.
Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
As of June 30, 2018 and June 30, 2017, we had $547,205 and $665,409, respectively, available to us for borrowing under the Revolving Credit Facility, of which $37,000 was outstanding as of June 30, 2018. We did not have any borrowings outstanding under the Revolving Credit Facility as of June 30, 2017. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $885,000. As of June 30, 2018, the investments, including cash and money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,327,583, which represents 22.8% of our total investments, including cash and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $12,405 of new fees and $3,539 were carried over for continuing participants from the previous facility, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of June 30, 2018, $2,032 remains to be amortized and is reflected as deferred financing costs on the Consolidated Statements of Assets and Liabilities.
During the years ended June 30, 2018, 2017 and 2016, we recorded $13,170, $12,173 and $13,213, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Note 5. Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of convertible notes that matured on December 15, 2015 (the “2015 Notes”). The 2015 Notes bore interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200. On December 15, 2015, we repaid the outstanding principal amount of the 2015 Notes, plus interest. No gain or loss was realized on the transaction.

On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that matured on August 15, 2016 (the “2016 Notes”). The 2016 Notes bore interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012. On August 15, 2016, we repaid the outstanding principal amount of the 2016 Notes, plus interest. No gain or loss was realized on the transaction.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that matured on October 15, 2017 (the “2017 Notes”). The 2017 Notes bore interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035. On March 28, 2016, we repurchased $500 aggregate principal amount of the 2017 Notes at a price of 98.25, including commissions. The transaction resulted in our recognizing a $9 gain for the period ended March 31, 2016. On April 6, 2017, we repurchased $78,766 aggregate principal amount of the 2017 Notes at a price of 102.0, including commissions.

The transaction resulted in our recognizing a $1,786 loss during the three months ended June 30, 2017. On October 15, 2017, we repaid the outstanding principal amount of $50,734 of the 2017 Notes, plus interest. No gain or loss was realized on the transaction.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that matured on March 15, 2018 (the “2018 Notes”). The 2018 Notes bore interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600. On April 6, 2017, we repurchased $114,581 aggregate principal amount of the 2018 Notes at a price of 103.5, including commissions. The transaction resulted in our recognizing a $4,700 loss during the three months ended June 30, 2017. On March 15, 2018, we repaid the outstanding principal amount of $85,419, plus interest. No gain or loss was realized on the transaction.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600. On May 30, 2018, we repurchased $98,353 aggregate principal amounts of the 2019 Notes at a price of 102.0, including commissions. The transaction resulted in our recognizing a $2,383 loss during the three months ended June 30, 2018. Following the repurchase of the 2019 Notes, the outstanding aggregate principal amount of the 2019 Notes is $101,647 as of June 30, 2018.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. As of June 30, 2018, the outstanding aggregate principal amount of the 2020 Notes is $392,000.
On April 11, 2017, we issued $225,000 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Original 2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Original 2022 Notes bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2017. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $218,010. On May 18, 2018, we issued an additional $103,500 aggregate principal amount of convertible notes that mature on July 15, 2022 (the “Additional 2022 Notes”, and together with the Original 2022 Notes, the “2022 Notes”), unless previously converted or repurchased in accordance with their terms. The Additional 2022 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2022 Notes and bear interest at a rate of 4.95% per year, payable semi-annually on January 15 and July 15 each year, beginning July 15, 2018. Total proceeds from the issuance of the Additional 2022 Notes, net of underwriting discounts and offering costs, were $100,749. Following the issuance of the Additional 2022 Notes, the outstanding aggregate principal amount of the 2022 Notes is $328,500 as of June 30, 2018.
Certain key terms related to the convertible features for the 2019 Notes, the 2020 Notes and the 2022 Notes (collectively, the “Convertible Notes”) are listed below.

	2019 Notes	2020 Notes	2022 Notes
Initial conversion rate(1)	79.7766	80.6647	100.2305
Initial conversion price	$12.54	$12.40	$9.98
Conversion rate at June 30, 2018(1)(2)	79.8360	80.6670	100.2305
Conversion price at June 30, 2018(2)(3)	$12.53	$12.40	$9.98
Last conversion price calculation date	12/21/2017	4/11/2018	4/11/2018
Dividend threshold amount (per share)(4)	$0.110025	$0.110525	$0.083330

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)	The conversion price will increase only if the current monthly dividends (per share) exceed the dividend threshold amount (per share).

(4)
The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment. Current dividend rates are at or below the minimum dividend threshold amount for further conversion rate adjustments for all bonds.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $27,166 of fees which are being amortized over the terms of the notes, of which $13,074 remains to be amortized and is included as a reduction within Convertible Notes on the Consolidated Statement of Assets and Liabilities as of June 30, 2018.
During the years ended June 30, 2018, 2017 and 2016, we recorded $51,020, $55,217 and $68,966, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Note 6. Public Notes
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Original 2023 Notes”). The Original 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the Original 2023 Notes, net of underwriting discounts and offering costs, were $243,641. On June 20, 2018, we issued an additional $70,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “Additional 2023 Notes”, and together with the Original 2023 Notes, the “2023 Notes”). The Additional 2023 Notes were a further issuance of, and are fully fungible and rank equally in right of payment with, the Original 2023 Notes and bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the Additional 2023 Notes, net of underwriting discounts, were $69,403. Following the issuance of the Additional 2023 Notes, the outstanding aggregate principal amount of our 5.875% Senior Notes due 2023 is $320,000.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $295,998. On June 7, 2018, we commenced a tender offer to purchase for cash any and all of the $300,000 aggregate principal amount outstanding of the 5.00% 2019 Notes. On June 20, 2018, $146,464 aggregate principal amount of the 5.00% 2019 Notes, representing 48.8% of the previously outstanding 5.00% 2019 Notes, were validly tendered and accepted. The transaction resulted in our recognizing a $3,705 loss during the three months ended June 30, 2018.
On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $155,043. On June 16, 2016, we entered into an at-the-market program with FBR Capital Markets & Co. through which we could sell, by means of at-the-market offerings, from time to time, up to $100,000 in aggregate principal amount of our existing 2024 Notes. As of June 30, 2018, we issued $199,281 in aggregate principal amount of our 2024 Notes for net proceeds of $193,253 after commissions and offering costs.
On June 7, 2018, we issued $55,000 aggregate principal amount of unsecured notes that mature on June 15, 2028 (the “2028 Notes”). The 2028 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year, beginning September 15, 2018. Total proceeds from the issuance of the 2028 Notes, net of underwriting discounts and offering costs were $53,119.

The 2023 Notes, the 5.00% 2019 Notes, the 2024 Notes, and the 2028 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the 2023 Notes, the 5.00% 2019 Notes, the 2024 Notes, and the 2028 Notes we recorded a discount of $2,777 and debt issuance costs of $15,644, which are being amortized over the term of the notes. As of June 30, 2018, $1,664 of the original issue discount and $9,343 of the debt issuance costs remain to be amortized and are included as a reduction within Public Notes on the Consolidated Statement of Assets and Liabilities.
During the years ended June 30, 2018, 2017 and 2016, we recorded $44,269, $43,898 and $36,859, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Note 7. Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the year ended June 30, 2018, we issued $76,297 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $75,159. These notes were issued with stated interest rates ranging from 4.00% to 5.25% with a weighted average interest rate of 4.42%. These notes will mature between July 15, 2022 and May 15, 2026. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2018.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$46,893	4.00% - 5.00%	4.24%	July 15, 2022 - June 15, 2023
7	4,684	4.75% - 5.25%	5.06%	July 15, 2024 - June 15, 2025
8	24,720	4.50% - 5.25%	4.65%	August 15, 2025 - May 15, 2026
	$76,297

During the year ended June 30, 2017, we issued $138,882 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $137,150. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$138,882	4.75% - 5.50%	5.08%	July 15, 2021 - June 15, 2022
	$138,882
During the year ended June 30, 2018, we redeemed, prior to maturity, $269,375 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.89% in order to replace shorter maturity debt with longer-term debt. During the year ended June 30, 2018, we repaid $6,899 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2018 was $1,506. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2018.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$228,835	4.00% – 5.50%	4.92%	July 15, 2020 - June 15, 2023
5.2	4,440	4.63%	4.63%	August 15, 2020 - September 15, 2020
5.3	2,636	4.63%	4.63%	September 15, 2020
5.5	86,097	4.25% – 4.75%	4.61%	May 15, 2020 - November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 - May 15, 2021
6.5	38,832	5.10% – 5.25%	5.23%	December 15, 2021 - May 15, 2022
7	147,349	4.00% – 5.75%	5.05%	January 15, 2020 - June 15, 2025
7.5	1,996	5.75%	5.75%	February 15, 2021
8	24,720	4.50% – 5.25%	4.65%	August 15, 2025 - May 15, 2026
10	37,424	5.34% – 7.00%	6.19%	March 15, 2022 - December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,163	5.25% – 6.00%	5.35%	May 15, 2028 - November 15, 2028
18	20,677	4.13% – 6.25%	5.55%	December 15, 2030 - August 15, 2031
20	4,120	5.75% – 6.00%	5.89%	November 15, 2032 - October 15, 2033
25	33,139	6.25% – 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	108,336	5.50% – 6.75%	6.24%	November 15, 2042 - October 15, 2043
	$760,924

During the year ended June 30, 2017, we redeemed $49,947 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 4.87% in order to replace debt with shorter maturity dates. During the year ended June 30, 2017, we repaid $8,880 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2017 was $525. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2017.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
4	$39,038	3.75% - 4.00%	3.92%	November 15, 2017 - May 15, 2018
5	354,805	4.25% - 5.50%	5.00%	July 15, 2018 - June 15, 2022
5.2	4,440	4.63%	4.63%	August 15, 2020 - September 15, 2020
5.3	2,686	4.63%	4.63%	September 15, 2020
5.4	5,000	4.75%	4.75%	August 15, 2019
5.5	109,068	4.25% - 5.00%	4.67%	February 15, 2019 - November 15, 2020
6	2,182	4.88%	4.88%	April 15, 2021 - May 15, 2021
6.5	40,702	5.10% - 5.50%	5.24%	February 15, 2020 - May 15, 2022
7	191,356	4.00% - 6.55%	5.38%	June 15, 2019 - December 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	37,509	4.27% - 7.00%	6.20%	March 15, 2022 - December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 - December 15, 2025
15	17,245	5.25% - 6.00%	5.36%	May 15, 2028 - November 15, 2028
18	21,532	4.13% - 6.25%	5.47%	December 15, 2030 - August 15, 2031
20	4,248	5.63% - 6.00%	5.84%	November 15, 2032 - October 15, 2033
25	34,218	6.25% - 6.50%	6.39%	August 15, 2038 - May 15, 2039
30	111,491	5.50% - 6.75%	6.22%	November 15, 2042 - October 15, 2043
	$980,494
In connection with the issuance of Prospect Capital InterNotes®, we incurred $24,465 of fees which are being amortized over the term of the notes, of which $11,998 remains to be amortized and is included as a reduction within Prospect Capital InterNotes® on the Consolidated Statement of Assets and Liabilities as of June 30, 2018.
During the years ended June 30, 2018, 2017 and 2016, we recorded $46,580, $53,560 and $48,681, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.

Note 8. Fair Value and Maturity of Debt Outstanding
The following table shows our outstanding debt as of June 30, 2018.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$37,000	$2,032	$37,000	(3)	$37,000		1ML+2.25%	(6)

2019 Notes	101,647	339	101,308		103,562	(4)	6.51%	(7)
2020 Notes	392,000	4,270	387,730		392,529	(4)	5.38%	(7)
2022 Notes	328,500	8,465	320,035		320,084	(4)	5.69%	(7)
Convertible Notes	822,147		809,073		816,175

5.00% 2019 Notes	153,536	456	153,080		155,483	(4)	5.29%	(7)
2023 Notes	320,000	4,120	315,880		328,909	(4)	6.09%	(7)
2024 Notes	199,281	4,559	194,722		202,151	(4)	6.74%	(7)
2028 Notes	55,000	1,872	53,128		55,220	(4)	6.72%	(7)
Public Notes	727,817		716,810		741,763

Prospect Capital InterNotes®	760,924	11,998	748,926		779,400	(5)	5.76%	(8)
Total	$2,347,888		$2,311,809		$2,374,338

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2018.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2018 is $885,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation, are weighted against the average year-to-date principal balance.

The following table shows our outstanding debt as of June 30, 2017.

	Principal Outstanding	Unamortized Discount & Debt Issuance Costs	Net Carrying Value		Fair Value (1)		Effective Interest Rate
Revolving Credit Facility(2)	$—	$4,779	$—	(3)	$—		1ML+2.25%	(6)

2017 Notes	50,734	77	50,657		51,184	(4)	5.91%	(7)
2018 Notes	85,419	394	85,025		87,660	(4)	6.42%	(7)
2019 Notes	200,000	1,846	198,154		206,614	(4)	6.51%	(7)
2020 Notes	392,000	6,458	385,542		394,689	(4)	5.38%	(7)
2022 Notes	225,000	6,737	218,263		223,875	(4)	5.63%	(7)
Convertible Notes	953,153		937,641		964,022

5.00% 2019 Notes	300,000	1,705	298,295		308,439	(4)	5.29%	(7)
2023 Notes	250,000	4,087	245,913		258,045	(4)	6.22%	(7)
2024 Notes	199,281	5,189	194,092		207,834	(4)	6.72%	(7)
Public Notes	749,281		738,300		774,318

Prospect Capital InterNotes®	980,494	14,240	966,254		1,003,852	(5)	5.55%	(8)
Total	$2,682,928		$2,642,195		$2,742,192

(1)
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The fair value of these debt obligations are categorized as Level 2 under ASC 820 as of June 30, 2017.

(2)	The maximum draw amount of the Revolving Credit facility as of June 30, 2017 is $885,000.

(3)	Net Carrying Value excludes deferred financing costs associated with the Revolving Credit Facility. See Note 2 for accounting policy details.

(4)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(5)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates plus spread based on observable market inputs.

(6)	Represents the rate on drawn down and outstanding balances. Deferred debt issuance costs are amortized on a straight-line method over the stated life of the obligation.

(7)
The effective interest rate is equal to the effect of the stated interest, the accretion of original issue discount and amortization of debt issuance costs. For the 2024 Notes, the rate presented is a combined effective interest rate of the 2024 Notes and 2024 Notes Follow-on Program.

(8)
For the Prospect Capital InterNotes®, the rate presented is the weighted average effective interest rate. Interest expense and deferred debt issuance costs, which are amortized on a straight-line method over the stated life of the obligation, are weighted against the average year-to-date principal balance.

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2018.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$37,000	$—	$37,000	$—	$—
Convertible Notes	822,147	101,647	392,000	328,500	—
Public Notes	727,817	—	153,536	320,000	254,281
Prospect Capital InterNotes®	760,924	—	276,484	246,525	237,915
Total Contractual Obligations	$2,347,888	$101,647	$859,020	$895,025	$492,196

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2017.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$—	$—	$—	$—	$—
Convertible Notes	953,153	136,153	592,000	—	225,000
Public Notes	749,281	—	300,000	—	449,281
Prospect Capital InterNotes®	980,494	39,038	325,661	399,490	216,305
Total Contractual Obligations	$2,682,928	$175,191	$1,217,661	$399,490	$890,586
Note 9. Stock Repurchase Program, Equity Offerings, Offering Expenses, and Distributions
On August 24, 2011, our Board of Directors approved a share repurchase plan (the “Repurchase Program”) under which we may repurchase up to $100,000 of our common stock at prices below our net asset value per share. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. Our last notice was delivered with our annual proxy mailing on September 22, 2017.
We did not repurchase any shares of our common stock under the Repurchase Program for the years ended June 30, 2018 and June 30, 2017.

During the year ended June 30, 2016, we repurchased 4,708,750 shares of our common stock pursuant to the Repurchase Program. Our NAV per share was increased by approximately $0.02 for the year ended June 30, 2016 as a result of the share repurchases. The following table summarizes our share repurchases under our Repurchase Program for the year ended June 30, 2016.

Repurchases of Common Stock	Year Ended June 30, 2016
Dollar amount repurchased	$34,140
Shares Repurchased	4,708,750
Weighted average price per share	$7.25
Weighted average discount to June 30, 2015 Net Asset Value	30%
As of June 30, 2018, the approximate dollar value of shares that may yet be purchased under the plan is $65,860.
Excluding dividend reinvestments, during the years ended June 30, 2018, June 30, 2017, and June 30, 2016, we did not issue any shares of our common stock.
Our shareholders’ equity accounts as of June 30, 2018, June 30, 2017 and June 30, 2016 reflect cumulative shares issued, net of shares repurchased, as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
On August 31, 2016, we filed a registration statement on Form N-2 (File No. 333-213391) with the SEC. We subsequently filed a Pre-Effective Amendment No. 2 thereto on November 1, 2016, which the SEC declared effective on November 3, 2016. On October 26, 2017, we filed Post-Effective Amendment No. 50 to the registration statement, which the SEC declared effective on October 30, 2017. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $5,000,000 in securities, consisting of common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. As of June 30, 2018, we have the ability to issue up to $4,386,415 of additional debt and equity securities under the registration statement.

During the years ended June 30, 2018 and June 30, 2017, we distributed approximately $277,224 and $358,987, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the years ended June 30, 2017 and June 30, 2018.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/9/2016	7/29/2016	8/18/2016	$0.083330	$29,783
5/9/2016	8/31/2016	9/22/2016	0.083330	29,809
8/25/2016	9/30/2016	10/20/2016	0.083330	29,837
8/25/2016	10/31/2016	11/17/2016	0.083330	29,863
11/8/2016	11/30/2016	12/22/2016	0.083330	29,890
11/8/2016	12/30/2016	1/19/2017	0.083330	29,915
11/8/2016	1/31/2017	2/16/2017	0.083330	29,940
2/7/2017	2/28/2017	3/23/2017	0.083330	29,963
2/7/2017	3/31/2017	4/20/2017	0.083330	29,989
2/7/2017	4/28/2017	5/18/2017	0.083330	29,994
5/9/2017	5/31/2017	6/22/2017	0.083330	29,999
5/9/2017	6/30/2017	7/20/2017	0.083330	30,005
Total declared and payable for the year ended June 30, 2017				$358,987

5/9/2017	7/31/2017	8/24/2017	$0.083330	$30,011
5/9/2017	8/31/2017	9/21/2017	0.083330	30,017
8/28/2017	9/29/2017	10/19/2017	0.060000	21,619
8/28/2017	10/31/2017	11/22/2017	0.060000	21,623
11/8/2017	11/30/2017	12/21/2017	0.060000	21,630
11/8/2017	12/29/2017	1/18/2018	0.060000	21,659
11/8/2017	1/31/2018	2/15/2018	0.060000	21,691
2/7/2018	2/28/2018	3/22/2018	0.060000	21,724
2/7/2018	3/30/2018	4/19/2018	0.060000	21,759
2/7/2018	4/30/2018	5/24/2018	0.060000	21,797
5/9/2018	5/31/2018	6/21/2018	0.060000	21,829
5/9/2018	6/29/2018	7/19/2018	0.060000	21,865
Total declared and payable for the year ended June 30, 2018				$277,224
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during years ended June 30, 2018 and June 30, 2017. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be recorded and payable subsequent to June 30, 2018:

•	$0.06 per share for July 2018 to holders of record on July 31, 2018 with a payment date of August 23, 2018.

•	$0.06 per share for August 2018 to holders of record on August 31, 2018 with a payment date of September 20, 2018.
During the years ended June 30, 2018 and June 30, 2017, we issued 4,333,005 and 2,969,702 shares of our common stock, respectively, in connection with the dividend reinvestment plan.
On February 9, 2016, we amended our dividend reinvestment plan that provided for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash, to add the ability of stockholders to purchase additional shares by making optional cash investments. Under the revised dividend reinvestment and direct stock repurchase plan, stockholders may elect to purchase additional shares through our transfer agent in the open market or in negotiated transactions.

During the year ended June 30, 2018, Prospect officers purchased 12,241,104 shares of our stock, or 3.36% of total outstanding shares as of June 30, 2018, both through the open market transactions and shares issued in connection with our dividend reinvestment plan.
As of June 30, 2018, we have reserved 39,736,566 shares of our common stock for issuance upon conversion of the Convertible Notes (see Note 5).
Note 10. Other Income
Other income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fees, and other miscellaneous and sundry cash receipts. The following table shows income from such sources during the years ended June 30, 2018, 2017 and 2016.

	Year Ended June 30,
	2018	2017	2016
Structuring and amendment fees (refer to Note 3)	$29,658	$20,419	$26,207
Royalty and Net Revenue interests	7,652	5,547	6,853
Administrative agent fees	477	684	794
Total Other Income	$37,787	$26,650	$33,854
Note 11. Net Increase in Net Assets per Share
The following information sets forth the computation of net increase in net assets resulting from operations per share during the years ended June 30, 2018, 2017, and 2016.

	Year Ended June 30,
	2018	2017	2016
Net increase in net assets resulting from operations	$299,863	$252,906	$103,362
Weighted average common shares outstanding	361,456,075	358,841,714	356,134,297
Net increase in net assets resulting from operations per share	$0.83	$0.70	$0.29
Note 12. Income Taxes
While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is August 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified.
For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the tax years ended August 31, 2017, 2016 and 2015 were as follows:

	Tax Year Ended August 31,
	2017	2016	2015
Ordinary income	$359,215	$355,985	$413,640
Capital gain	—	—	—
Return of capital	—	—	—
Total distributions paid to shareholders	$359,215	$355,985	$413,640
We generate certain types of income that may be exempt from U.S. withholding tax when distributed to non-U.S. shareholders. Under IRC Section 871(k), a RIC is permitted to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. shareholders with proper documentation. For the 2018 calendar year, 48.33% of our distributions as of June 30, 2018 qualified as interest related dividends which are exempt from U.S. withholding tax applicable to non U.S. shareholders.

For the tax year ending August 31, 2018, the tax character of dividends paid to shareholders through June 30, 2018 is expected to be ordinary income. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending August 31, 2018.

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended August 31, 2017, 2016 and 2015:

	Tax Year Ended August 31,
	2017	2016	2015
Net increase in net assets resulting from operations	$254,904	$262,831	$360,572
Net realized loss on investments	100,765	22,666	164,230
Net unrealized (gains) losses on investments	(61,939)	73,181	(157,745)
Other temporary book-to-tax differences	(32,117)	(56,036)	98,289
Permanent differences	(772)	2,489	2,436
Taxable income before deductions for distributions	$260,841	$305,131	$467,782
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by us after the August 31, 2011 tax year will not be subject to expiration. Any losses incurred in post-enactment tax years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As of August 31, 2017, we had capital loss carryforwards of approximately $302,590 available for use in later tax years. Of the amount available as of August 31, 2017, $46,156 will expire on August 31, 2018, and $256,434 is not subject to expiration. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of our capital loss carryforwards may become permanently unavailable due to limitations by the Code.
For the tax year ended August 31, 2017, we had no cumulative taxable income in excess of cumulative distributions.
As of June 30, 2018, the cost basis of investments for tax purposes was $5,871,043 resulting in estimated gross unrealized gains and losses of $476,197 and $619,961, respectively. As of June 30, 2017, the cost basis of investments for tax purposes was $5,999,218 resulting in estimated gross unrealized gains and losses of $337,903 and $498,816, respectively. Due to the difference between our fiscal year end and tax year end, the cost basis of our investments for tax purposes as of June 30, 2018 and June 30, 2017 was calculated based on the book cost of investments as of June 30, 2018 and June 30, 2017, respectively, with cumulative book-to-tax adjustments for investments through August 31, 2017 and 2016, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal excise taxes, among other items. During the tax year ended August 31, 2017, we increased overdistributed net investment income by $772 and increased capital in excess of par value by $772. During the tax year ended August 31, 2016, we decreased overdistributed net investment income by $2,489, increased accumulated net realized loss on investments by $1,296 and decreased capital in excess of par value by 1,193. Due to the difference between our fiscal and tax year end, the reclassifications for the taxable year ended August 31, 2017 is being recorded in the fiscal year ended June 30, 2018 and the reclassifications for the taxable year ended August 31, 2016 were recorded in the fiscal year ended June 30, 2017.
Note 13. Related Party Agreements and Transactions
Investment Advisory Agreement
We have entered into an investment advisory and management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies), and (iii) closes and monitors investments we make.
The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our total assets. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
The total gross base management fee incurred to the favor of the Investment Adviser was $118,768, $124,077 and $128,416 during the years ended June 30, 2018, 2017, and 2016, respectively.
The Investment Adviser has entered into a servicing agreement with certain institutions that purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. During the years ended June 30, 2018, 2017 and 2016, we received payments of $722, $1,203 and $1,893, respectively, from these institutions, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments, which reduced the base management fees to $118,046, $122,874 and $126,523 for the years ended June 30, 2018, 2017, and 2016, respectively.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate amortized cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The total income incentive fee incurred was $71,713, $76,520 and $92,782 during the years ended June 30, 2018, 2017 and 2016, respectively. No capital gains incentive fee was incurred during the years ended June 30, 2018, 2017 and 2016.
Administration Agreement
We have also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and her staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see Managerial Assistance section below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly-owned subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are reviewed quarterly by our Board of Directors.
The allocation of gross overhead expense from Prospect Administration was $20,715, $22,882 and $20,313 for the years ended June 30, 2018, 2017 and 2016, respectively. Prospect Administration received estimated payments of $10,684, $8,760 and $7,445 directly from our portfolio companies and certain funds managed by the Investment Adviser for legal, tax and portfolio level accounting services during the years ended June 30, 2018, 2017 and 2016, respectively. Estimated payments received by Prospect Administration during the year ended June 30, 2018 additionally included $2,631 received from our insurance carrier. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. During the year ended June 30, 2017, other operating expenses in the amount of $876 incurred by us, which were attributable to CCPI Inc. (“CCPI”), have been reimbursed by CCPI and are reflected as an offset to our overhead allocation. No such reimbursements or expenses occurred during the years ended June 30, 2018 or June 30, 2016. During the year ended June 30,2016, we renegotiated the managerial assistance agreement with First Tower LLC (“First Tower”) and reversed $1,200 of previously accrued managerial assistance at First Tower Delaware, $600 of which was expensed during the three months ended June 30, 2015, as the fee was paid by First Tower, which decreased our overhead expense. During the year ended June 30,

2016, we also incurred $379 of overhead expense related to our consolidated entity SB Forging. Net overhead during the years ended June 30, 2018, 2017 and 2016 totaled $10,031, $13,246 and $12,647, respectively.
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
During the years ended June 30, 2018, 2017 and 2016, we received payments of $6,343, $6,923 and $6,102, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration. During the year ended June 30, 2016, we reversed $1,200 of managerial assistance expense related to our consolidated entity First Tower Delaware which was included within allocation from Prospect Administration on our Consolidated Statement of Operations for the year ended June 30, 2016. The $1,200 was subsequently paid to Prospect Administration by First Tower LLC, the operating company. See Note 14 for further discussion.
Co-Investments
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc. (f/k/a Pathway Energy Infrastructure Fund, Inc.), subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
We reimburse CLO investment valuation services fees initially incurred by Priority Income Fund, Inc. During the years ended June 30, 2018, 2017 and 2016, we recognized expenses that were reimbursed for valuation services of $207, $117 and $113, respectively. Conversely, Priority Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc. reimburse us for software fees, expenses which were initially incurred by Prospect. As of June 30, 2018 and June 30, 2017, we accrued a receivable from Priority Income Fund, Inc. and Pathway Capital Opportunity Fund, Inc. for software fees of $88 and $14, respectively, that will be reimbursed to us. No such payable was recorded as of June 30, 2016.

As of June 30, 2018, we had co-investments with Priority Income Fund, Inc. in the following CLO funds: Apidos CLO XXII, Barings CLO Ltd. 2018-III (f/k/a Babson CLO Ltd. 2014-III), Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., CIFC Funding 2016-I, Ltd., Galaxy XXVIII CLO, Ltd. (f/k/a Galaxy XVII CLO, Ltd.), Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII-R, Ltd. (f/k/a HarbourView CLO VII, Ltd.), Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners 18-R Ltd. ( f/k/a Octagon Investment Partners XVIII, Ltd.), Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd., Voya CLO 2017-3, Ltd. and Romark WM-R Ltd. (f/k/a Washington Mill CLO Ltd); however HarbourView CLO VII-R, Ltd. and Octagon Investment Partners 18-R Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of June 30, 2018, we had a co-investment with Pathway Capital Opportunity Fund, Inc. in Carlyle Global Market Strategies CLO 2014-4-R, Ltd. (f/k/a Carlyle Global Market Strategies CLO 2014-4, Ltd.); however, this investment is not considered a co-investment pursuant to the Order as it was purchased on the secondary market.

Note 14. Transactions with Controlled Companies
The descriptions below detail the transactions which we have entered into with each of our controlled companies. Certain of the controlled entities discussed below were consolidated effective July 1, 2014 (see Note 1). As such, transactions with these Consolidated Holding Companies are presented on a consolidated basis.
Airmall Inc.
Prospect owned 100% of the equity of AMU Holdings Inc. (“AMU”), a Consolidated Holding Company. AMU owned 98% of Airmall Inc. (f/k/a Airmall USA Holdings, Inc.) (“Airmall”). Airmall is a developer and manager of airport retail operations.
On August 1, 2014, Prospect sold its investments in Airmall. On August 2, 2016, Prospect received the remaining escrow proceeds of $3,916, reducing the cost basis to zero.

Arctic Energy Services, LLC
Prospect owned 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a Consolidated Holding Company. Arctic Equipment owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), with Ailport Holdings, LLC (“Ailport”) (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains. As of June 30, 2017, we reported Arctic Energy as a separate controlled company. On April 6, 2018, Arctic Equipment merged with CP Energy and our equity interest was exchanged for newly issued common shares of CP Energy. Refer to discussion on CP Energy ownership below.

The following interest payments were accrued and paid from Arctic Energy to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$1,123
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—

The following managerial assistance payments were paid from Arctic Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$50
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—

The following managerial assistance recognized had not yet been paid by Arctic Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$150
June 30, 2018	225
CCPI Inc.
Prospect owns 100% of the equity of CCPI Holdings Inc. (“CCPI Holdings”), a Consolidated Holding Company. CCPI Holdings owns 94.59% of the equity of CCPI Inc. (“CCPI”), with CCPI management owning the remaining 5.41% of the equity. CCPI owns 100% of each of CCPI Europe Ltd. and MEFEC B.V., and 45% of Gulf Temperature Sensors W.L.L.
During the three months ended June 30, 2017, Prospect recognized $153 in other income related to amendment fee income.
On August 1, 2017, we entered into a participation agreement with CCPI management, and sold $144 of Prospect’s investment in the Term Loan B debt.
The following amounts were paid from CCPI to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2016	$4,450
Year Ended June 30, 2017	450
Year Ended June 30, 2018	338
The following cash distributions were declared and paid from CCPI to Prospect and recognized as a return of capital by Prospect:

Year Ended June 30, 2016	$1,918
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
During the year ended June 30, 2017, Prospect reclassified $123 of return of capital received from CCPI in prior periods as dividend income.

The following dividends were declared and paid from CCPI to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2016	$3,196
Year Ended June 30, 2017	123
Year Ended June 30, 2018	—
All dividends were paid from earnings and profits of CCPI.
The following interest payments were accrued and paid from CCPI to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$3,123
Year Ended June 30, 2017	2,992
Year Ended June 30, 2018	3,704

Included above, the following payment-in-kind interest from CCPI was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2016	$475
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
The following interest income recognized had not yet been paid by CCPI to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$—
June 30, 2018	306

The following managerial assistance payments were paid from CCPI to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$240
Year Ended June 30, 2017	240
Year Ended June 30, 2018	180
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$60
June 30, 2018	—
The following managerial assistance recognized had not yet been paid by CCPI to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$—
June 30, 2018	60

The following payments were paid from CCPI to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CCPI (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$96
Year Ended June 30, 2017	—
Year Ended June 30, 2018	45
The following amounts were due from CCPI to Prospect for reimbursement of expenses paid by Prospect on behalf of CCPI and were included by Prospect within other receivables:

June 30, 2017	$1
June 30, 2018	7
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings of Delaware LLC (“CP Holdings”), a Consolidated Holding Company. CP Holdings owns 99.8%% of the equity of CP Energy, and the remaining equity is owned by CP Energy management. CP Energy owns directly or indirectly 100% of each of CP Well; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.

On October 1, 2017 we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged $35,048 of Series B Convertible Preferred Stock for $35,048 of senior secured debt. We received $228 of an advisory fee related to the above transaction, which we recognized as other income.

On January 18, 2018, CP Energy redeemed common shares belonging to senior management, which increased our ownership percentage from 82.3% to 94.2% as of March 31, 2018.

On April 6, 2018, our common equity investment cost in the amount of $60,876 at the date of the merger in Arctic Equipment was exchanged for newly issued common shares of CP Energy. As a result of this merger between these controlled portfolio companies, our equity ownership percentage in CP Energy increased to 99.8%. There were no realized gain or loss recognized by us since this was a merger amongst two portfolio companies under our control.

The following interest payments were accrued and paid from CP Well to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$(390)
Year Ended June 30, 2017	—
Year Ended June 30, 2018	3,394
Included above, the following payment-in-kind interest from CP Well was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2016	$(2,819)
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
The following managerial assistance payments were paid from CP Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$300
Year Ended June 30, 2017	300
Year Ended June 30, 2018	425
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$75
June 30, 2018	150
The following payments were paid from CP Energy to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CP Energy (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$—
Year Ended June 30, 2017	15
Year Ended June 30, 2018	—
The following amounts were due from CP Energy to Prospect for reimbursement of expenses paid by Prospect on behalf of CP Energy and were included by Prospect within other receivables:

June 30, 2017	$—
June 30, 2018	55
Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a Consolidated Holding Company. Credit Central Delaware owns 98.26% of the equity of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) (“Credit Central”), with entities owned by Credit Central management owning the remaining 1.74% of the equity. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC. Credit Central is a branch-based provider of installment loans.
On September 28, 2016, Prospect performed a buyout of Credit Central management’s ownership stake, purchasing additional subordinated debt of $12,523 at a discount of $7,521. Prospect also purchased $2,098 of additional shares, increasing its ownership to 98.26%.
During the year ended June 30, 2018 and June 30, 2017, the following amounts of the aforementioned original issue discount of of $7,521 accreted during the respective period, and included in interest income.

Year Ended June 30, 2017	$923
Year Ended June 30, 2018	2,240
The following amounts were paid from Credit Central to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2016	$323
Year Ended June 30, 2017	403
Year Ended June 30, 2018	—
The following interest payments were accrued and paid from Credit Central to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$7,398
Year Ended June 30, 2017	9,950
Year Ended June 30, 2018	10,515
Included above, the following payment-in-kind interest from Credit Central was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2016	$921
Year Ended June 30, 2017	2,804
Year Ended June 30, 2018	—
The following interest income recognized had not yet been paid by Credit Central to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$29
June 30, 2018	—
The following net revenue interest payments were paid from Credit Central to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2016	$2,067
Year Ended June 30, 2017	—
Year Ended June 30, 2018	903
The following managerial assistance payments were paid from Credit Central to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$700
Year Ended June 30, 2017	700
Year Ended June 30, 2018	148
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$175
June 30, 2018	175
The following amounts were due from Credit Central from Prospect for reimbursement of expenses paid by Credit Central on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2017	$—
June 30, 2018	33

Echelon Transportation LLC (f/k/a Echelon Aviation LLC)
Prospect owns 100% of the membership interests of Echelon Transportation LLC (“Echelon”). Echelon owns 60.7% of the equity of AerLift Leasing Limited (“AerLift”).
On September 28, 2016, Echelon made an optional partial prepayment of $6,800 of the Senior Secured Revolving Credit Facility outstanding.
During the three months ended September 30, 2016, Echelon issued 36,275 Class B shares to the company’s President, decreasing Prospect’s ownership to 98.56%.
On December 9, 2016, Prospect made a follow-on $16,044 first lien senior secured debt and $2,830 equity investment in Echelon to support an asset acquisition, increasing Prospect’s ownership to 98.71%. Prospect also recognized $1,121 in structuring fee income as a result of the transaction.

The following dividends were declared and paid from Echelon to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2016	$7,250
Year Ended June 30, 2017	200
Year Ended June 30, 2018	—
All dividends were paid from earnings and profits of Echelon.
The following interest payments were accrued and paid from Echelon to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$5,700
Year Ended June 30, 2017	5,734
Year Ended June 30, 2018	6,360
The following interest income recognized had not yet been paid by Echelon to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$2,631
June 30, 2018	2,631
The following managerial assistance payments were paid from Echelon to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$250
Year Ended June 30, 2017	250
Year Ended June 30, 2018	188
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$63
June 30, 2018	—
The following managerial assistance recognized had not yet been paid by Echelon to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$—
June 30, 2018	63

The following payments were paid from Echelon to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Echelon (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$120
Year Ended June 30, 2017	217
Year Ended June 30, 2018	—
The following amounts were due from Echelon to Prospect for reimbursement of expenses paid by Prospect on behalf of Echelon and were included by Prospect within other receivables:

June 30, 2017	$0
June 30, 2018	18

Edmentum Ultimate Holdings, LLC
As of June 30, 2017, Prospect held a 37.1% membership interest in Edmentum Ultimate Holdings, LLC (“Edmentum Holdings”). Edmentum Holdings owns 100% of the equity of Edmentum, Inc. (“Edmentum”). On February 23, 2018, certain participating members of Edmentum Holdings increased their revolving credit commitment and extended additional credit to Edmentum, Inc. in exchange for additional common units of Edmentum Holdings. As a result, Prospect's equity ownership was diluted to 11.51% and the investment was transferred from a controlled to an affiliate investment classification as of March 31, 2018. Edmentum is the largest all subscription based, software as a service provider of online curriculum and assessments to the U.S. education market. Edmentum provides high-value, comprehensive online solutions that support educators to successfully transition learners from one stage to the next.
During the year ended June 30, 2017, Prospect funded an additional $7,835 in the second lien revolving credit facility.
During the year ended June 30, 2018, Prospect funded an additional $7,834 in the second lien revolving credit facility.
The following amounts were paid from Edmentum to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2016	$4,896
Year Ended June 30, 2017	6,424
Year Ended June 30, 2018	7,834
The following interest payments were accrued and paid from Edmentum to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$3,650
Year Ended June 30, 2017	1,726
Year Ended June 30, 2018	920
Included above, the following payment-in-kind interest from Edmentum was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2016	$2,934
Year Ended June 30, 2017	2,057
Year Ended June 30, 2018	614
The following interest income recognized had not yet been paid by Edmentum to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$167
June 30, 2018	274

Energy Solutions Holdings Inc.
Prospect owns 100% of the equity of Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) (“Energy Solutions”), a Consolidated Holding Company. Energy Solutions owns 100% of each of Change Clean Energy Company, LLC (f/k/a Change Clean Energy Holdings, LLC) (“Change Clean”); Freedom Marine Solutions, LLC (f/k/a Freedom Marine Services Holdings, LLC) (“Freedom Marine”); and Yatesville Coal Company, LLC (f/k/a Yatesville Coal Holdings, LLC) (“Yatesville”). Change Clean owns 100% of each of Change Clean Energy, LLC and Down East Power Company, LLC, and 50.1% of BioChips LLC. Freedom Marine owns 100% of each of Vessel Company, LLC (f/k/a Vessel Holdings, LLC) (“Vessel”); Vessel Company II, LLC (f/k/a Vessel Holdings II, LLC) (“Vessel II”); and Vessel Company III, LLC (f/k/a Vessel Holdings III, LLC) (“Vessel III”). Yatesville owns 100% of North Fork Collieries, LLC.
Energy Solutions owns interests in companies operating in the energy sector. These include companies operating offshore supply vessels, ownership of a non-operating biomass electrical generation plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in gathering and processing business in east Texas.
Transactions between Prospect and Freedom Marine are separately discussed below under “Freedom Marine Solutions, LLC.”
First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Holdings of Delaware LLC (“First Tower Delaware”), a Consolidated Holding Company. First Tower Delaware owns 80.1% of First Tower Finance Company LLC (f/k/a First Tower Holdings LLC) (“First Tower Finance”). First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.
During the three months ended December 31, 2016, Prospect made an additional $8,005 equity investment to First Tower.
During the three months ended March 31, 2018, we made a follow-on $16,921 subordinated debt investment in First Tower, and a $2,664 equity investment in First Tower Finance, to support an acquisition. In connection with this transaction, we received a $2,664 advisory fee from First Tower, which was recognized as other income.
The following amounts were paid from First Tower to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2016	$679
Year Ended June 30, 2017	2,220
Year Ended June 30, 2018	6,735
The following interest payments were accrued and paid from First Tower to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$56,698
Year Ended June 30, 2017	51,116
Year Ended June 30, 2018	47,422
Included above, the following payment-in-kind interest from First Tower was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2016	$861
Year Ended June 30, 2017	7,572
Year Ended June 30, 2018	1,767
The following interest income recognized had not yet been paid by First Tower to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$123
June 30, 2018	4,703

During the year ended June 30, 2016, the managerial assistance agreement between First Tower Delaware and Prospect Administration was amended and $1,200 of managerial assistance expense was reversed at Prospect. First Tower replaced First Tower Delaware in the managerial assistance agreement with Prospect Administration as of December 14, 2015.

The following managerial assistance payments were accrued and paid from First Tower Delaware to Prospect Administration and recognized by Prospect as an expense:

Year Ended June 30, 2016	$(600)
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
The following managerial assistance payments were paid from First Tower to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$1,200
Year Ended June 30, 2017	1,800
Year Ended June 30, 2018	1,200
The following managerial assistance payments received by Prospect have not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$600
June 30, 2018	—
The following managerial assistance recognized had not yet been paid by First Tower to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$—
March 31, 2018	600

The following amounts were due from First Tower to Prospect for reimbursement of expenses paid by Prospect on behalf of First Tower and were included by Prospect within other receivables:

June 30, 2017	$1
June 30, 2018	26
Freedom Marine Solutions, LLC
As discussed above, Prospect owns 100% of the equity of Energy Solutions, a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine. Freedom Marine owns 100% of each of Vessel, Vessel II, and Vessel III.
As of July 1, 2014, the cost basis of Prospect’s total debt and equity investment in Freedom Marine was $39,811, which consisted of the following: $3,500 senior secured note to Vessel; $12,504 senior secured note to Vessel II; $16,000 senior secured note to Vessel III; and $7,807 of equity.

During the year ended June 30, 2017, Prospect purchased an additional $1,200 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.
During the year ended June 30, 2018, Prospect purchased an additional $982 in membership interests in Freedom Marine to support its ongoing operations and liquidity needs.
The following interest payments were accrued and paid from Vessel to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$159
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—

The following interest payments were accrued and paid from Vessel II to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$427
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
The following interest payments were accrued and paid from Vessel III to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$526
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
The following managerial assistance payments were paid from Freedom Marine to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$75
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
The following managerial assistance recognized had not yet been paid by Freedom Marine to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$525
June 30, 2018	825
The following payments were paid from Freedom Marine to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Freedom Marine (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$65
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
InterDent, Inc.
Following our assumption of assuming control, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of InterDent, Inc. (“InterDent”) and to appoint a new Board of Directors of InterDent, all the members of which are our Investment Adviser’s professionals. As a result, as of June 30, 2018, Prospect’s investment in InterDent is classified as a control investment.
The following interest payments were accrued and paid from InderDent to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2018	$4,775
Included in the above, are the following payment-in-kind interest from InterDent, which was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2018	$582
The following interest income recognized had not yet been paid by InterDent to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$—
June 30, 2018	127

MITY, Inc.
Prospect owns 100% of the equity of MITY Holdings of Delaware Inc. (“MITY Delaware”), a Consolidated Holding Company. MITY Delaware holds 95.48% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”), with management of MITY owning the remaining 4.52% of the equity of MITY. MITY owns 100% of each of MITY-Lite, Inc. (“MITY-Lite”); Broda USA, Inc. (f/k/a Broda Enterprises USA, Inc.) (“Broda USA”); and Broda Enterprises ULC (“Broda Canada”). MITY is a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.
During the three months ended December 31, 2016, Prospect formed a separate legal entity, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 96.88% of the equity, and MITY-Lite management owns the remaining portion.  MITY FSC does not have material operations.  This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distribute it to its shareholders based on pro-rata ownership.  During the years ended June 30, 2018 and June 30, 2017, we received $1,093 and $886, respectively, of such commission, which we recognized as other income.
On January 17, 2017, Prospect invested an additional $8,000 of Senior Secured Note A and $8,000 of Senior Secured Term Loan B debt investments in MITY to fund an acquisition. Prospect recognized structuring fee income of $480 from this additional investment.
The following dividends were declared and paid from MITY to Prospect and recognized by Prospect as divided income:

Year Ended June 30, 2016	$711
Year Ended June 30, 2017	468
Year Ended June 30, 2018	—
All dividends were paid from earnings and profits of MITY.
The following interest payments were accrued and paid from MITY to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$5,196
Year Ended June 30, 2017	6,284
Year Ended June 30, 2018	7,618
Included above, the following payment-in-kind interest from MITY was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2016	$139
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
The following interest income recognized had not yet been paid by MITY to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$21
June 30, 2018	—
The following interest payments were accrued and paid from Broda Canada to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$566
Year Ended June 30, 2017	564
Year Ended June 30, 2018	588
The following interest income recognized had not yet been paid by Broda Canada to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$46
June 30, 2018	—

During the nine months ended March 31, 2017, there was a favorable fluctuation in the foreign currency exchange rate and Prospect recognized $12 of realized gain related to its investment in Broda Canada. During the year ended June 30, 2018, there was a favorable fluctuation in the foreign currency exchange rate and Prospect recognized $13 of realized gain related to its investment in Broda Canada.

The following managerial assistance payments were paid from MITY to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$300
Year Ended June 30, 2017	300
Year Ended June 30, 2018	300
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$75
June 30, 2018	75
The following payments were paid from MITY to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to MITY (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$60
Year Ended June 30, 2017	224
Year Ended June 30, 2018	—

The following amounts were due from MITY to Prospect for reimbursement of expenses paid by Prospect on behalf of First Tower and were included by Prospect within other receivables:

June 30, 2017	$—
June 30, 2018	51
National Property REIT Corp.
Prospect owns 100% of the equity of NPH, a Consolidated Holding Company. NPH owns 100% of the common equity of NPRC. Effective May 23, 2016, in connection with the merger of APRC and UPRC with and into NPRC, APH and UPH merged with and into NPH, and were dissolved.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, NPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of NPRC.
NPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, multi-family, self-storage, and student housing properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”). Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans.
On July 22, 2016 Prospect made a $2,700 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in twelve multi-family properties for $2,698 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $49 in the JVs. The proceeds were used by the JVs to fund $2,747 of capital expenditures.
On August 4, 2016, Prospect made a $393 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in four multi-family properties for $392 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $21 in the JVs. The proceeds were used by the JVs to fund $413 of capital expenditures.
On September 1, 2016, we made an investment into American Consumer Lending Limited (“ACLL”), a wholly-owned subsidiary of NPRC, under the ACLL credit agreement, for senior secured term loans, Term Loan C, with the same terms as the existing ACL Loan Holdings, Inc. (“ACLLH”) Term Loan C due to us.
On September 28, 2016 Prospect made a $46,381 investment in NPRC, of which $35,295 was a Senior Term Loan and $11,086 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase a 64.2% ownership interest in Vesper Portfolio JV, LLC for $46,324 and to pay $57 for tax and legal services provided by professionals at Prospect Administration. The JV was purchased for $250,000 which included debt financing and minority interest of $192,382 and $25,817, respectively. The remaining proceeds were used to pay $1,060 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,131 of third party expenses, $4,911 of pre-funded capex, and $5,310 of prepaid assets, with $1,111 retained by the JV for working capital.
On October 21, 2016 Prospect made a $514 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in four multi-family properties for $512 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $33 in the JVs. The proceeds were used by the JVs to fund $545 of capital expenditures.
On November 17, 2016, NPRC used sale and supplemental loan proceeds to make a partial repayment on the Senior Term Loan of $19,149 and a return of capital on Prospects’ equity investment in NPRC of $9,204.
On November 23, 2016, Prospect made a $2,860 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in seven multi-family properties for $2,859 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $231 in the JVs. The proceeds were used by the JVs to fund $3,090 of capital expenditures.
On December 7, 2016 Prospect made a $13,046 investment in NPRC, of which $9,653 was a Senior Term Loan and $3,393 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase an 85% ownership interest in JSIP Union Place, LLC for $13,026 and to pay $20 of legal services provided by attorneys at Prospect Administration. The JV was purchased for $64,750 which included debt financing and minority interest of $51,800 and $2,299, respectively. The remaining proceeds were used to pay $261 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,078 of third party expenses, $5 of pre-funded capital expenditures, and $458 of prepaid assets, with $573 retained by the JV for working capital.

On January 30, 2017 Prospect made a $41,365 investment in NPRC, of which $30,644 was a Senior Term Loan and $10,721 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase a 92.5% ownership interest in 9220 Old Lantern Way LLC for $41,333 and to pay $32 of legal services provided by attorneys at Prospect Administration. The JV was purchased for $187,250 which included debt financing and minority interest of $153,580 and $3,351, respectively. The remaining proceeds were used to pay $827 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $4,415 of third party expenses, $1,857 of pre-funded capital expenditures, and $3,540 of prepaid assets, with $375 retained by the JV for working capital.
On February 27, 2017 NPRC used sale and supplemental loan proceeds to make a partial repayment on the Senior Term Loan of $18,000 and a return of capital on Prospects’ equity investment in NPRC of $11,648. In connection to the partial repayment of the Senior Term Loan, NPRC paid a prepayment premium of $180 to Prospect (which was recognized by Prospect as interest income).
On March 7, 2017, Prospect made a $289 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in SSIL I, LLC for $288. The minority interest holder also invested an additional $72 in the JV. The proceeds were used by the JV to fund $360 of capital expenditures.
On March 16, 2017, Prospect made a $4,273 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in eight multi-family properties for $4,272 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $4,272 of capital expenditures.
On April 3, 2017, Prospect made a $418 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in three multi-family properties for $417 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $24 in the JV. The proceeds were used by the JV to fund $441 of capital expenditures.
On April 21, 2017, Prospect made a $2,106 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in Vesper Portfolio JV, LLC for $2,105 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $2,105 of capital expenditures.
On June 30, 2017 NPRC used sale proceeds to make a partial repayment on the Senior Term Loan of $5,750 and a return of capital on Prospects’ equity investment in NPRC of $11,261. In connection to the partial repayment of the Senior Term Loan, NPRC paid a prepayment premium of $58 to Prospect (which was recognized by Prospect as interest income).
On July 10, 2017, Prospect made a $653 investment in NPRC, of which $450 was a Senior Term Loan and $202 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in a multi-family JV for $639 and pay $1 of legal services provided by attorneys at Prospect Administration. The remaining proceeds were used to pay $13 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income). The minority interest holder also purchased additional ownership interest in the JV for $163. The proceeds were used by the JV to fund $802 of capital expenditures.
On August 24, 2017, Prospect purchased additional common equity of NPRC through NPH for $2,401. The proceeds were utilized by NPRC to purchase additional ownership interest in a JV that owns eight student housing properties for $2,400 and pay $1 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $2,400 of capital expenditures.
On September 13, 2017, Prospect made a $826 investment in NPRC, of which $662 was a Senior Term Loan and $164 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in a JV entity that owns five multi-family properties for $825 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also purchased additional ownership interest in the JV for $92. The proceeds were used by the JV to fund $917 of capital expenditures.
On October 10, 2017, Prospect purchased additional common equity of NPRC though NPH for $4,094. NPRC utilized $4,091 of the proceeds as a capital contribution in multiple JV entities that own ten multi-family properties and to pay $3 for legal services provided by attorneys at Prospect Administration. The minority interest holder also contributed $87 of additional capital in the JV entities. The proceeds were utilized by he JV entities to fun $4,178 of capital expenditures.
On October 31, 2017, Prospect purchased additional common equity of NPRC though NPH for $27,004. The proceeds were utilized by NPRC to purchase a 92.5% ownership interest in Baymeadows Holdings LLC for $26,974 and to pay $30 for tax and legal services provided by professionals at Prospect Administration. The minority interest holder purchased ownership interest in the JV for $2,187. The JV utilized the total proceeds, which included debt financing of $88,800, to acquire $111,000 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $539 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $802 of third party expenses, $546 of pre-funded capital expenditures, $3,016 of prepaid assets, and $2,058 was retained by the JV as working capital.
On November 8, 2017, Prospect purchased additional common equity of NPRC through NPH for $15,911. The proceeds were utilized by NPRC to purchase a 92.5% ownership interest in Southfield Holdings LLC for $15,849, pay $10 for tax and legal services provided by professionals at Prospect Administration, and $52 was retained as working capital. The minority interest holder purchased ownership interest in the JV for $1,285. The JV utilized the total proceeds, which included debt financing of $58,229, to acquire $68,500 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $317 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $263 of third party expenses, $3,138 of pre-funded capital expenditures, $2,860 of prepaid assets, and $285 was retained by the JV as working capital.
On November 17, 2017, Prospect purchased additional common equity of NPRC through NPH for $1,019. NPRC utilized $1,018 of the proceeds as a capital contribution in multiple JV entities that own seven multi-family properties and to pay $1 for legal services provided by attorneys at Prospect Administration. The minority interest holder also contributed $82 of additional capital in the JV entities The proceeds were used by the JV entities to fund $1,100 of capital expenditures.

On December 29, 2017, Prospect purchased additional company equity of NPRC through NPH for $10,000. NPRC utilized $200 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). On January 10, 2018, NPRC utilized $9,790 of proceeds provided by Prospect on December 29, 2017 to purchase a 92.5% interest in Steeplechase Holdings LLC. The remaining $10 was retained as working capital by NPRC. The minority interest holder purchased ownership interest in the JV for $794. The JV utilized the total proceeds, which included debt financing of $36,668, to acquire $44,500 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $196 of structuring fees to NPRC, $986 of third party expenses, $370 of pre-funded capital expenditures, $911 of prepaid assets, and $289 was retained by the JV as working capital.
On January 26, 2018, Prospect purchased additional common equity of NPRC through NPH for $1,586. NPRC utilized the proceeds to purchase additional ownership interest in a JV that owns eight student housing properties for $1,585 and to pay $1 for legal services provided by attorneys at Prospect Administration. The proceeds were utilized by the JV entity o fund $1,585 of capital expenditures.
On March 1, 2018, Prospect exchanged $47,000 of ACLL Senior Secured Term Loan C for $47,000 of NPRC Senior Secured Term Loan E.
On March 19, 2018, Prospect exchanged $50,000 of ACLL Senior Secured Term Loan C for $50,000 of NPRC Senior Secured Term Loan E.
On March 29, 2018, Prospect purchased additional common equity of NPRC through NPH for $3,134. NPRC utilized $3,131 of the proceeds as a capital contribution in multiple JV entities that own nine multi-family properties and to pay $3 for legal services provided by attorneys at Prospect Administration. The minority interest holder also contributed $71 of additional capital in the JV entities. The proceeds were utilized by the JV entities to fund $3,202 of capital expenditures.
On March 29, 2018 Prospect exchanged $578 of ACLL Senior Secured Term Loan C and $14,274 of ACLLH Senior Secured Term Loan C for $14,852 of NPRC Senior Secured Term Loan E.
On March 30, 2018, Prospect purchased additional common equity of NPRC through NPH for $7,997. NPRC utilized $797 of the proceeds to fund the lender rate-lock deposit and initial deposits required under the purchase and sale agreement of a JV real estate transaction. NPRC utilized $200 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). On May 9, 2018, NPRC utilized the remaining $7,000 of proceeds and $159 of working capital to purchase a 61.4% interest in Forest Park Holdings, LLC. The minority interest holder purchased ownership interest in the JV for $5,000. The JV utilized the total proceeds, which included debt financing of $36,400, to acquire $45,505 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $192 of structuring fees to NPRC, $1,184 of third party expenses, $1,168 of pre-funded capital expenditures, $1,011 of prepaid assets, and $296 was retained by the JV as working capital.
On March 30, 2018 Prospect contributed $48,832 to NPRC as an increase to the NPRC Senior Secured Term Loan E. On the same day, NPRC distributed $48,832 as a return of capital to Prospect.
On April 13, 2018, Prospect purchased additional common equity of NPRC through NPH for $8,256. NPRC utilized $8,255 of the proceeds as a capital contribution in a JV entity that own eight multi-family properties and $1 was retained by NPRC as working capital. The proceeds were utilized by the JV entities to fund $8,255 of capital expenditures.
On May 11, 2018, Prospect purchased additional common equity of NPRC through NPH for $3,343. NPRC utilized $3,342 of the proceeds as a capital contribution in multiple JV entities that own eight multi-family properties and $1 was retained by NPRC as working capital. The minority interest holder also contributed $270 of additional capital in the JV entities. The proceeds were utilized by the JV entities to fund $3,612 of capital expenditures.
On May 25, 2018, Prospect purchased additional common equity of NPRC through NPH for $24,507. NPRC utilized $490 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). On June 1, 2018, NPRC utilized $23,271 of proceeds provided by Prospect on May 25, 2018 to purchase a 92.5% interest in Olentangy Commons Holdings, LLC. The remaining $746 was retained as working capital by NPRC. The minority interest holder purchased ownership interest in the JV for $1,887. The JV utilized the total proceeds, which included debt financing of $92,876, to acquire $113,000 of multi-family real estate assets. The remaining proceeds were used by the JV to pay $465 of structuring fees to NPRC, $861 of third party expenses, $1,706 of pre-funded capital expenditures, $798 of prepaid assets, and $1,204 was retained by the JV as working capital.

On June 14, 2018, Prospect purchased additional common equity of NPRC through NPH for $3,192. NPRC utilized $3,190 of the proceeds as a capital contribution in multiple JV entities that own three multi-family properties and $2 was retained by NPRC as working capital. The proceeds were utilized by the JV entities to fund $3,190 of capital expenditures.
On June 29, 2018, Prospect purchased additional common equity of NPRC through NPH for $10,780. NPRC utilized $1,471 of the proceeds to fund the lender rate-lock deposit and initial deposits required under the purchase and sale agreement of a JV real estate transaction. NPRC utilized $216 of proceeds provided to pay a structuring fee to Prospect (which was recognized by Prospect as structuring fee income). The remaining $9,093 of proceeds were retained by NPRC to acquire a controlling interest in the JV real estate transaction.
During the year ended June 30, 2018, we provided $21,858 and $13,434 of debt and equity financing, respectively, to NPRC and its wholly-owned subsidiaries to support the online consumer loans and online consumer loan backed products. In addition, during the year ended June 30, 2018, we received partial repayments of $113,675 of our loans previously outstanding with NPRC and its wholly-owned subsidiaries and $10,403 as a return of capital on our equity investment in NPRC.
The following dividends were declared and paid from NPRC to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2016	N/A
Year Ended June 30, 2017	—
Year Ended June 30, 2018	11,279

The following interest payments were accrued and paid by NPRC to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$40,147
Year Ended June 30, 2017	60,707
Year Ended June 30, 2018	73,907
Included above, the following payment-in-kind interest from NPRC was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2016	$703
Year Ended June 30, 2017	—
Year Ended June 30, 2018	776
The following interest income recognized had not yet been paid by NPRC to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$147
June 30, 2018	426
The following interest payments were accrued and paid by ACLLH to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$22,543
Year Ended June 30, 2017	13,895
Year Ended June 30, 2018	13,505
The following interest income recognized had not yet been paid by ACLLH to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$27
June 30, 2018	—
The following interest payments were accrued and paid by ACLL to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$—
Year Ended June 30, 2017	7,940
Year Ended June 30, 2018	3,170

The following interest income recognized had not yet been paid by ACLL to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$39
June 30, 2018	—
The following prepayment penalty fees were paid from NPRC to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$—
Year Ended June 30, 2017	2,235
Year Ended June 30, 2018	—
The following net revenue interest payments were paid from NPRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2016	$2,712
Year Ended June 30, 2017	5,532
Year Ended June 30, 2018	6,531
The following structuring fees were paid from NPRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2016	$180
Year Ended June 30, 2017	2,147
Year Ended June 30, 2018	2,303
The following structuring fees were paid from ACLLH to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2016	$2,483
Year Ended June 30, 2017	1,507
Year Ended June 30, 2018	—
The following managerial assistance payments were paid from NPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$593
Year Ended June 30, 2017	1,300
Year Ended June 30, 2018	1,700
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$325
June 30, 2018	525
The following payments were paid from NPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to NPRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$2,363
Year Ended June 30, 2017	6,241
Year Ended June 30, 2018	1,823
The following amounts were due from NPRC to Prospect for reimbursement of expenses paid by Prospect on behalf of NPRC and included by Prospect within other receivables:

June 30, 2017	$6
June 30, 2018	286

The following amounts were due from ACLLH to Prospect for reimbursement of expenses paid by Prospect on behalf of ACLLH and included by Prospect within other receivables:

June 30, 2017	$1
June 30, 2018	19
Nationwide Loan Company LLC
Prospect owns 100% of the membership interests of Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), a Consolidated Holding Company. Nationwide Holdings owns 93.79% of the equity of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”), with members of Nationwide management owning the remaining 6.21% of the equity.
On August 31, 2016, Prospect made an additional $123 investment in the senior subordinated term loan to Nationwide. Prospect also made an additional equity investment totaling $92, increasing Prospect’s ownership in Nationwide to 94.48%.
On May 31, 2017, Prospect made an additional equity investment totaling $1,889, and Prospect’s ownership in Nationwide did not change.
On October 31, 2017, Prospect made an additional equity investment totaling $3,779, and Prospect’s ownership in Nationwide did not change.
The following dividends were declared and paid from Nationwide to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2016	$3,963
Year Ended June 30, 2017	4,310
Year Ended June 30, 2018	—
All dividends were paid from earnings and profits of Nationwide.
The following amounts were paid from Nationwide to Prospect and recognized by Prospect as repayment of loan receivable:

Year Ended June 30, 2016	$300
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
The following interest payments were accrued and paid from Nationwide to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$3,212
Year Ended June 30, 2017	3,406
Year Ended June 30, 2018	3,485
Included above, the following payment-in-kind interest from Nationwide was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2016	$300
Year Ended June 30, 2017	—
Year Ended June 30, 2018	591

The following interest income recognized had not yet been paid by Nationwide to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$9
June 30, 2018	—

The following managerial assistance payments were paid from Nationwide to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$400
Year Ended June 30, 2017	400
Year Ended June 30, 2018	400
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$100
June 30, 2018	100
The following payments were paid from Nationwide to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Nationwide (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$—
Year Ended June 30, 2017	—
Year Ended June 30, 2018	46
The following amounts were due from Nationwide from Prospect for reimbursement of expenses paid by Nationwide on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2017	$—
June 30, 2018	15
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, Inc. (“NMMB Holdings”), a Consolidated Holding Company. NMMB Holdings owns 91.52% of the fully-diluted equity of NMMB, Inc. (f/k/a NMMB Acquisition, Inc.) (“NMMB”), with NMMB management owning the remaining 8.67% of the equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). NMMB is an advertising media buying business.
The following amounts were paid from Armed Forces to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2016	$—
Year Ended June 30, 2017	100
Year Ended June 30, 2018	1,999
The following interest payments were accrued and paid from NMMB to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$529
Year Ended June 30, 2017	527
Year Ended June 30, 2018	526
The following interest income recognized had not yet been paid by NMMB to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$1
June 30, 2018	1

The following interest payments were accrued and paid from Armed Forces to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$996
Year Ended June 30, 2017	991
Year Ended June 30, 2018	929
The following interest income recognized had not yet been paid by Armed Forces to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$3
June 30, 2018	2
The following managerial assistance payments were paid from NMMB to Prospect and subsequently remitted to Prospect
Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$—
Year Ended June 30, 2017	213
Year Ended June 30, 2018	400
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$100
June 30, 2018	100
The following managerial assistance recognized had not yet been paid by NMMB to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$1,288
June 30, 2018	1,288
The following amounts were due from NMMB to Prospect for reimbursement of expenses paid by Prospect on behalf of NMMB and were included by Prospect within other receivables:

June 30, 2017	$—
June 30, 2018	4
Pacific World Corporation
On May 29, 2018, Prospect exercised its rights and remedies under its loan documents to exercise the shareholder voting rights in respect of the stock of Pacific World Corporation (“Pacific World”) and to appoint a new Board of Directors of Pacific World. As a result, as of June 30, 2018, Prospect’s investment in Pacific World is classified as a control investment.
On June 15, 2018, we made a $15,000 convertible preferred equity investment in Pacific World Corporation (“Pacific World”).
The following amounts were paid from Pacific World to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2016	$—
Year Ended June 30, 2017	—
Year Ended June 30, 2018	250
Since assuming control, the following interest payments were accrued and paid from Pacific World to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$—
Year Ended June 30, 2017	—
Year Ended June 30, 2018	3,742
The following interest income recognized had not yet been paid by Pacific World to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$—
June 30, 2018	270
R-V Industries, Inc.
Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. As of June 30, 2011, Prospect’s equity investment cost basis was $1,682 and $5,087 for warrants and common stock, respectively.
On December 24, 2016, Prospect exercised its warrant to purchase 200,000 common shares of R-V. Prospect recorded a realized gain of $172 from this redemption. Prospect’s ownership remains unchanged at 88.27%.
During the three months ended December 31, 2016, Prospect provided certain financial advisory services to R-V related to a possible transaction. Prospect recognized $124 in advisory fee income resulting from these services.
The following amounts were paid from R-V to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2016	$614
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
The following dividends were declared and paid from R-V to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2016	$299
Year Ended June 30, 2017	149
Year Ended June 30, 2018	—
All dividends were paid from earnings and profits of R-V.
During the year ended June 30, 2017, cash distributions of $76 that were declared and paid from R-V to Prospect were recognized as a return of capital by Prospect.
The following interest payments were accrued and paid from R-V to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$2,908
Year Ended June 30, 2017	2,877
Year Ended June 30, 2018	3,064
The following interest income recognized had not yet been paid by R-V to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$—
June 30, 2018	18
The following managerial assistance payments were paid from R-V to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$180
Year Ended June 30, 2017	165
Year Ended June 30, 2018	180

The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$45
June 30, 2018	45
The following payments were paid from R-V to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to R-V (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$2
Year Ended June 30, 2017	29
Year Ended June 30, 2018	2
The following amounts were due from R-V from Prospect for reimbursement of expenses paid by R-V on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2017	$—
June 30, 2018	11
SB Forging Company, Inc.
As of June 30, 2014, Prospect owned 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100% of the Series B Preferred equity of ARRM Services, Inc. (f/k/a ARRM Holdings, Inc.) (“ARRM”). ARRM owned 100% of the equity of Ajax Rolled Ring & Machine, LLC (f/k/a Ajax Rolled Ring & Machine, Inc.) (“Ajax”). Ajax forges large seamless steel rings on two forging mills in the company’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.
On May 31, 2016, $1,750 of the escrow proceeds were received. Prospect realized a gain of the same amount.

During the three months ended March 31, 2017, Prospect incurred $53 of additional overhead expense related to SB Forging ,which will be given to us as a credit for services payable to Prospect Administration in the June 2017 quarter.

The following payments were paid from SB Forging to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to SB Forging (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$—
Year Ended June 30, 2017	598
Year Ended June 30, 2018	—
SB Forging Company II, Inc. (f/k/a Gulf Coast Machine & Supply Company)
Prospect owns 100% of the preferred equity of Gulf Coast Machine & Supply Company (“Gulf Coast”). Gulf Coast is a provider of value-added forging solutions to energy and industrial end markets.
During the year ended June 30, 2017, Prospect made additional investments of $8,750 in the first lien term loan to Gulf Coast to fund capital improvements to key forging equipment and other liquidity needs.
On June 3, 2017, Gulf Coast sold all of its assets to a third party, for total consideration of $10,250, including escrowed amounts. The proceeds from the sale were primarily used to repay a $6,115 third party revolving credit facility, and the remainder was used to pay other legal and administrative costs incurred by Gulfco. As no proceeds were allocated to Prospect, our debt and equity investment in Gulfco was written-off for tax purposes and we recorded a realized loss of $66,103. In June 2018, Gulfco received escrow proceeds of $2,050 related to the sale. On June 28, 2017, Gulf Coast was renamed to SB Forging Company II, Inc.

The following amounts were paid from Gulf Coast to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2016	$1,075
Year Ended June 30, 2017	3,022
Year Ended June 30, 2018	—
The following payments were paid from Gulf Coast to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Gulf Coast (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$—
Year Ended June 30, 2017	503
Year Ended June 30, 2018	—
USES Corp.
On June 15, 2016, we provided additional $1,300 debt financing to USES Corp. (“USES”) and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 99,900 shares of its common stock.  On June 29, 2016, we provided additional $2,200 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt and, in connection with such Term Loan A debt financing, USES issued to us 169,062 shares of its common stock.  As a result of such debt financing and recapitalization, as of June 29, 2016, we held 268,962 shares of USES common stock representing a 99.96% common equity ownership interest in USES. As such, USES became a controlled company on June 30, 2016.

During the year ended June 30, 2017, Prospect provided additional $2,599 debt financing to USES and its subsidiaries in the form of additional Term Loan A debt.

During the nine months ended March 31, 2018, Prospect provided additional $3,000 debt financing o USES and its subsidiaries in the form of additional Term Loan A debt.

During the nine months ended March 31, 2018, we entered into a participation agreement with USES management, and sold $3 of Prospect’s investment in the Term Loan A debt.

The following managerial assistance recognized had not yet been paid by USES to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$325
June 30, 2018	625
Valley Electric Company, Inc.
Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”), a Consolidated Holding Company. Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), a Consolidated Holding Company. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the United States.
The following interest payments were accrued and paid from Valley Electric to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$4,252
Year Ended June 30, 2017	4,518
Year Ended June 30, 2018	4,861

Included above, the following payment-in-kind interest from Valley Electric was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2016	$1,509
Year Ended June 30, 2017	1,822
Year Ended June 30, 2018	2,157
The following interest income recognized had not yet been paid by Valley Electric to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$13
June 30, 2018	14
The following interest payments were accrued and paid from Valley to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2016	$1,111
Year Ended June 30, 2017	1,111
Year Ended June 30, 2018	1,110
Included above, the following payment-in-kind interest from Valley was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2016	$90
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
The following interest income recognized had not yet been paid by Valley to Prospect and was included by Prospect within interest receivable:

June 30, 2017	$3
June 30, 2018	3
The following managerial assistance payments were paid from Valley to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$300
Year Ended June 30, 2017	300
Year Ended June 30, 2018	5

The following managerial assistance payments received by Valley had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2017	$—
June 30, 2018	75
The following managerial assistance recognized had not yet been paid by Valley to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$75
June 30, 2018	—

The following payments were paid from Valley Electric to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Valley Electric (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$9
Year Ended June 30, 2017	—
Year Ended June 30, 2018	—
The following amounts were due from Valley to Prospect for reimbursement of expenses paid by Prospect on behalf of Valley and were included by Prospect within other receivables:

June 30, 2017	$3
June 30, 2018	3
Wolf Energy, LLC
Prospect owns 100% of the equity of Wolf Energy Holdings Inc. (“Wolf Energy Holdings”), a Consolidated Holding Company. Wolf Energy Holdings owns 100% of each of Appalachian Energy LLC (f/k/a Appalachian Energy Holdings, LLC) (“AEH”); Coalbed, LLC (“Coalbed”); and Wolf Energy, LLC (“Wolf Energy”). AEH owns 100% of C&S Operating, LLC.
Wolf Energy Holdings is a holding company formed to hold 100% of the outstanding membership interests of each of AEH and Coalbed. The membership interests and associated operating company debt of AEH and Coalbed, which were previously owned by Manx Energy, Inc. (“Manx”), were assigned to Wolf Energy Holdings effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. On June 30, 2012, AEH and Coalbed loans with a cost basis of $7,991 were assigned by Prospect to Wolf Energy Holdings from Manx.
On March 14, 2017, $22,145 of assets previously held by Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) were assigned to Wolf Energy Services Company, LLC, (“Wolf Energy Services”) a wholly-owned subsidiary of Wolf Energy Holdings. During the three months ended March 31, 2017, Wolf Energy Services received $2,768 from the partial sale of these transferred assets. During the three months ended June 30, 2017 Wolf Energy Services received $12,576 from the sale of assets.
During the year ended June 30, 2018 Wolf Energy Services received $3,009 from the sale of assets.
On December 29, 2017, we entered into a fee agreement with Wolf Energy Services Company, LLC (“Wolf”), for services requird to locate, inventory, foreclose, and liquidate assets that were transferred from Ark-La-Tex to Wolf. Per the agreement, we will receive a fee equal to 8.0% of gross liquidation proceeds in the event aggregate liquidation gross proceeds exceed $19,000 (currently $18,500). During the three months ended March 31, 2018, we received $1,220 in liquidation fees, net of third-party transaction costs, which is reflected as other income on our accompanying Consolidated Statement of Operations.
The following managerial assistance payments were paid from Wolf Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2016	$124
Year Ended June 30, 2017	41
Year Ended June 30, 2018	14
The following managerial assistance recognized had not yet been paid by Wolf Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$14
June 30, 2018	—
The following managerial assistance recognized had not yet been paid by Wolf Energy to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2017	$—
June 30, 2018	41
The following payments were paid from Wolf Energy to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Wolf Energy (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2016	$—
Year Ended June 30, 2017	243
Year Ended June 30, 2018	—
Note 15. Litigation
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters as may arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any material legal proceedings as of June 30, 2018.
Note 16. Financial Highlights
The following is a schedule of financial highlights for each of the five years ended in the period ended June 30, 2018:

	Year Ended June 30,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value at beginning of year	$9.32	$9.62		$10.31	$10.56	$10.72
Net investment income(1)	0.79	0.85		1.04	1.03	1.19
Net realized and change in unrealized (losses) gains(1)	0.04	(0.15)		(0.75)	(0.05)	(0.13)
Net increase from operations	0.83	0.70		0.29	0.98	1.06
Distributions of net investment income	(0.77)	(1.00)		(1.00)	(1.19)	(1.32)
Common stock transactions(2)	(0.03)	—	(4)	0.02	(0.04)	0.10
Net asset value at end of year	$9.35	$9.32		$9.62	$10.31	$10.56

Per share market value at end of year	$6.71	$8.12		$7.82	$7.37	$10.63
Total return based on market value(3)	(7.42%)	16.80%		21.84%	(20.84%)	10.88%
Total return based on net asset value(3)	12.39%	8.98%		7.15%	11.47%	10.97%
Shares of common stock outstanding at end of year	364,409,938	360,076,933		357,107,231	359,090,759	342,626,637
Weighted average shares of common stock outstanding	361,456,075	358,841,714		356,134,297	353,648,522	300,283,941

Ratios/Supplemental Data
Net assets at end of year	$3,407,047	$3,354,952		$3,435,917	$3,703,049	$3,618,182
Portfolio turnover rate	30.70%	23.65%		15.98%	21.89%	15.21%
Ratio of operating expenses to average net assets	11.08%	11.57%		11.95%	11.66%	11.11%
Ratio of net investment income to average net assets	8.57%	8.96%		10.54%	9.87%	11.18%

(1)	Per share data amount is based on the weighted average number of common shares outstanding for the year presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Common stock transactions include the effect of our issuance of common stock in public offerings (net of underwriting and offering costs), shares issued in connection with our dividend reinvestment plan, shares issued to acquire investments and shares repurchased below net asset value pursuant to our Repurchase Program.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

(4)	Amount is less than $0.01.
Note 17. Selected Quarterly Financial Data (Unaudited)
The following table sets forth selected financial data for each quarter within the three years ended June 30, 2018.

	Investment Income		Net Investment Income		Net Realized and Unrealized (Losses) Gains		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2015	$200,251	$0.56	$91,242	$0.26	$(63,425)	$(0.18)	$27,817	$0.08
December 31, 2015	209,191	0.59	100,893	0.28	(196,013)	(0.55)	(95,120)	(0.27)
March 31, 2016	189,493	0.53	87,626	0.25	(12,118)	(0.03)	75,508	0.21
June 30, 2016	193,038	0.54	91,367	0.26	3,790	0.01	95,157	0.27

September 30, 2016	$179,832	$0.50	$78,919	$0.22	$2,447	$0.01	$81,366	$0.23
December 31, 2016	183,480	0.51	84,405	0.24	16,475	0.04	100,880	0.28
March 31, 2017	171,032	0.48	73,080	0.20	(53,588)	(0.15)	19,492	0.05
June 30, 2017	166,702	0.46	69,678	0.19	(18,510)	(0.05)	51,168	0.14

September 30, 2017	$158,579	$0.44	$63,732	$0.18	$(51,759)	$(0.15)	$11,973	$0.03
December 31, 2017	162,400	0.45	73,192	0.20	48,535	0.14	121,727	0.34
March 31, 2018	162,835	0.45	70,446	0.19	(18,587)	(0.04)	51,859	0.14
June 30, 2018	174,031	0.48	79,480	0.22	34,823	0.09	114,304	0.31

(1)
Per share amounts are calculated using the weighted average number of common shares outstanding for the period presented. As such, the sum of the quarterly per share amounts above will not necessarily equal the per share amounts for the fiscal year.

Note 18. Subsequent Events
On July 2, 2018, we entered into debt distribution agreements with each of B. Riley FBR, Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC (together, the “Agents”) pursuant to which we may sell, by means of at-the-market offerings, up to $100,000 in aggregate principal amount of our 2024 Notes and up to $100,000 in aggregate principal amount of the 2028 Notes. As of August 28, 2018, we have issued an additional $10,131 in aggregate principal amount of our 2024 Notes for net proceeds of $10,070 and have issued an additional $6,917 in aggregate principal amount of our 2028 Notes for net proceeds of $6,838.
During the period from July 13, 2018 to July 16, 2018, we made follow-on first lien term loan investments of $105,000 in Town & Country Holdings, Inc., to support acquisitions.
On August 1, 2018, we completed an extension of the Revolving Credit Facility (the “New Facility”) for PCF, extending the term 5.7 years from such date and reducing the interest rate on drawn amounts to one-month Libor plus 2.20%. The New Facility, for which $770 million of commitments have been closed to date, includes an accordion feature that allows the Facility, at Prospect's discretion, to accept up to a total of $1.5 billion of commitments. The New Facility matures on March 27, 2024. It includes a revolving period that extends through March 27, 2022, followed by an additional two-year amortization period, with distributions allowed to Prospect after the completion of the revolving period. Pricing for amounts drawn under the Facility is one-month Libor plus 2.20%, which achieves a 5 basis point reduction in the interest rate from the previous facility rate of Libor plus 2.25%. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if more than 35% and an amount less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn.

On August 1, 2018, we purchased from a third party $14,000 of First Lien Senior Secured Term Loan A and Term Loan B Notes issued by InterDent, Inc. at par.

On August 6, 2018, we made a $17,500 senior secured investment in Halyard MD OPCO, LLC, a healthcare IT and advertising technology business that enables targeted advertising campaigns to healthcare providers and patients. Our investment is comprised of a $12,000 first lien term loan, a $2,000 unfunded revolving credit facility, and a $3,500 unfunded delayed draw investment.

During the period from July 1, 2018 through August 28, 2018 we issued $25,330 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $24,919. In addition, we sold $2,215 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $2,176 with expected closing on August 30, 2018.
Pursuant to notice to call provided on July 5, 2018, we redeemed $2,589 of our Prospect Capital InterNotes® at par maturing on February 15, 2020, with a weighted average rate of 4.0%. Settlement of the call occurred on August 15, 2018. We have provided notice to call on August 8, 2018 with settlement on September 15, 2018, $26,771 of our Prospect Capital InterNotes® at par maturing between March 15, 2020 and September 15, 2020, with a weighted average rate of 4.77%.

On August 28, 2018, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.06 per share for September 2018 to holders of record on September 28, 2018 with a payment date of October 18, 2018.

•	$0.06 per share for October 2018 to holders of record on October 31, 2018 with a payment date of November 21, 2018.

Up to $100,000,000 6.25% Notes due 2024
Up to $100,000,000 6.25% Notes due 2028

PROSPECTUS SUPPLEMENT

November 8, 2018

B. Riley FBR	BB&T Capital Markets	Comerica Securities